Oppenheimer Variable Account Funds

6803 S. Tucson Way, Centennial, Colorado 80112
1.800.981.2871

Statement of Additional Information dated April 30, 2007, revised as of
May 25, 2007

OPPENHEIMER  VARIABLE  ACCOUNT FUNDS (the  "Trust") is an  investment  company consisting of 11 separate Series (the "Funds"):

Oppenheimer Balanced Fund/VA
Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Core Bond Fund/VA
Oppenheimer Global Securities Fund/VA
Oppenheimer High Income Fund/VA
Oppenheimer Main Street Fund(R)/VA
Oppenheimer Main Street Small Cap Fund(R)/VA
Oppenheimer MidCap Fund/VA
Oppenheimer Money Fund/VA
Oppenheimer Strategic Bond Fund/VA
Oppenheimer Value Fund/VA

      Shares of the Funds are sold to provide benefits under variable life insurance policies and variable annuity contracts and other insurance company separate accounts, as described in the Prospectuses for the Funds and for the insurance products you have selected.

      This Statement of Additional Information is not a Prospectus. This
document contains additional information about the Funds and the Trust, and supplements information in the Funds' Prospectuses dated April 30, 2007. It should be read together with the Prospectuses. You can obtain a Prospectus by writing to the Funds' Transfer Agent, OppenheimerFunds Services, at P.O. Box
5270, Denver, Colorado 80217, by calling the Transfer Agent at the toll-free number shown above or by visiting the OppenheimerFunds website at
www.oppenheimerfunds.com.

Contents                                                                Page

About the Funds

About Your Account

Financial Information About the Funds *
Report  of  Independent   Registered  Public  Accounting  Firm  and  Financial
Statements.............................................................. F-1

___________________________________
*This Statement of Additional Information consists of two separate documents.
This text comprises the first document. The second document contains the
Report of the Independent Registered Public Accounting Firm and Financial
Statements for each Fund. The two documents should be read together with the
Prospectuses for the Funds and for the insurance products you have selected.
These documents can also be viewed or downloaded online. Call 1.888.981.2871 if you want the domain name of an insurance sponsor's website that displays both documents comprising this Statement of Additional Information online, or if you have technical difficulties, or to request a paper copy of both documents comprising this Statement of Additional Information at no charge.

ABOUT THE FUNDS

Additional Information About the Funds' Investment Policies and Risks

The investment objective, the principal investment policies and the main risks of the Funds are described in the Funds' Prospectuses. This Statement of Additional Information ("SAI") contains supplemental information about those policies and risks and the types of securities that the Funds'
investment manager, OppenheimerFunds, Inc. (the "Manager"), can select for the Funds. Additional information is also provided about the strategies that each Fund may use to try to achieve its objective. The full name of each Fund is shown on the cover page, the word "Oppenheimer" is omitted from these names in the rest of this document, to conserve space.

The Funds' Investment Policies. The composition of the Funds' portfolios and the techniques and strategies that the Manager uses in selecting portfolio securities will vary over time. The Funds are not required to use all of the investment techniques and strategies described below at all times in seeking their goals. They may use some of the special investment techniques and strategies at some times or not at all.

      In selecting securities for the Funds' portfolios, the Manager evaluates the merits of particular securities primarily through the exercise of its own investment analysis. That process may include, among other things:

o     evaluation of the issuer's historical operations,
o     prospects for the industry of which the issuer is part,
o     the issuer's financial condition,
o     its pending product developments and business (and those of competitors),
o     the effect of general market and economic conditions on the issuer's business, and
o     legislative proposals that might affect the issuer.

The Funds are categorized by the types of investment they make. Capital
Appreciation Fund/VA, Global Securities Fund/VA, Main Street Small Cap
Fund(R)/VA, MidCap Fund/VA and Value Fund/VA can be categorized as "Equity
Funds." High Income Fund/VA, Core Bond Fund/VA, and Strategic Bond Fund/VA
can be categorized as "Fixed Income Funds." Balanced Fund/VA and Main Street
Fund(R)/VA share the investment characteristics (and certain of the investment policies) of both the Equity Funds and the Fixed Income Funds, depending upon the allocations determined from time to time by their respective portfolio managers. However, if a Fund is referred to in general, the discussion below of particular investments and strategies indicates which Funds can use that investment or technique as part of their investment program. For example, some investments can be held by only some of the Funds and some can be held by all. Please refer to the prospectus of a particular Fund for an explanation of its principal investment policies and risks. The allocation of
Main Street Fund(R)/VA's portfolio to equity securities is generally substantially larger than its allocation to fixed-income securities. Money
Fund/VA's investment policies are explained separately; however, discussion below about investment restrictions, repurchase agreements, illiquid securities and loans of portfolio securities also apply to Money Fund/VA.

      |X| Investments in Equity Securities. The Equity Funds focus their investments in equity securities, which include common stocks, preferred stocks, rights and warrants, and securities convertible into common stock.
Certain equity securities may be selected not only for their appreciation possibilities but because they may provide dividend income. At times, a Fund may have substantial amounts of its assets invested in securities of issuers in one or more capitalization ranges, based upon the Manager's use of its investment strategies and its judgment of where the best market opportunities are to seek a Fund's objective.

      Small-cap growth companies may offer greater opportunities for capital appreciation than securities of large, more established companies. However, these securities also involve greater risks than securities of larger companies. Securities of small- and mid- cap issuers may be subject to greater price volatility in general than securities of large-cap companies.
Therefore, to the degree that a Fund has investments in smaller capitalization companies at times of market volatility, that Fund's share prices may fluctuate more. Main Street Small Cap Fund(R)/VA will invest primarily in securities of small-cap issuers, but, for the other Equity Funds those investments may be limited to the extent the Manager believes that such investments would be inconsistent with the goal of preservation of principal.

o     Growth Investing. In selecting equity investments, the portfolio managers for the Equity Funds may from time to time use a growth investing style, a value investing style, or a combination of both. In using a growth approach, the portfolio managers seek securities of "growth" companies.
Growth companies are those companies that the Manager believes are entering into a growth cycle in their business, with the expectation that their stock will increase in value. They may be established companies, as well as, newer companies in the development stage. Growth companies may have a variety of characteristics that in the Manager's view define them as "growth" issuers.

Growth companies may be generating or applying new technologies, new or improved distribution techniques or new services. They may own or develop natural resources. They may be companies that can benefit from changing consumer demands or lifestyles, or companies that have projected earnings in excess of the average for their sector or industry. In each case, they have prospects that the Manager believes are favorable for the long term. The portfolio managers of the Funds look for growth companies with strong, capable management, sound financial and accounting policies, successful product development and marketing and other factors.

o     Value Investing. In selecting equity investments, the portfolio managers for the Equity Funds in particular may from time to time use a value investing style. In using a value approach, the portfolio managers seek stock and other equity securities that appear to be temporarily undervalued, by various measures, such as price/earnings ratios, rather than seeking stocks of "growth" issuers. This approach is subject to change and might not necessarily be used in all cases. Value investing seeks stocks having prices that are low in relation to their real worth or future prospects, in the hope that a Fund will realize appreciation in the value of its holdings when other investors realize the intrinsic value of the stock.

      Using value investing requires research as to the issuer's underlying financial condition and prospects. Some of the measures that can be used to identify these securities include, among others:

o     Price/Earnings ratio, which is the stock's price divided by its earnings per share. A stock having a price/earnings ratio lower than its historical range, or the market as a whole or that of similar companies may offer attractive investment opportunities.
o     Price/book value ratio, which is the stock price divided by the book value of the company per share, which measures the company's stock price in relation to its asset value.
o     Dividend Yield is measured by dividing the annual dividend by the stock price per share.
o     Valuation of Assets, which compares the stock price to the value of the company's underlying assets, including their projected value in the marketplace and liquidation value.

o     Convertible Securities. Convertible securities are debt securities that are convertible into an issuer's common stock. Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in case of the issuer's bankruptcy or liquidation.

      The value of a convertible security is a function of its "investment value" and its "conversion value." If the investment value exceeds the conversion value, the security will behave more like a debt security, and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security: it will likely sell at a premium over its conversion value, and its price will tend to fluctuate directly with the price of the underlying security.

      While many convertible securities are a form of debt security, in some cases their conversion feature (allowing conversion into equity securities)
causes the Manager to regard them more as "equity equivalents." In those cases, the credit rating assigned to the security has less impact on the
Manager's investment decision than in the case of non-convertible fixed income securities. Convertible securities are subject to the credit risks and interest rate risks described below in "Investments in Bonds and other Debt
Securities."

      To determine whether convertible securities should be regarded as
"equity equivalents," the Manager may examine the following factors:

(1)   whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
(2)   whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis
         (considering the effect of conversion of the convertible
         securities), and
(3)   the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any
         appreciation in the price of the issuer's common stock.

o     Rights and Warrants. The Funds may invest in warrants or rights.
Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

      |X| Preferred Stocks. Preferred stocks are equity securities but have certain attributes of debt securities. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before the issuer can pay dividends on common shares.

      If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Preferred stock may be
"participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

      Preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital as debt securities and may not offer the same degree of assurance of continued income as debt securities. The rights of preferred stock on distribution of a corporation's assets in the event of its liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of its liquidation.

      |X| Investments in Bonds and Other Debt Securities. The Fixed Income
Funds in particular can invest in bonds, debentures and other debt securities to seek current income as part of their investment objectives.

      A Fund's debt investments can include investment-grade and non-investment-grade bonds (commonly referred to as "junk bonds").
Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors
Service, Inc., ("Moody's") or at least "BBB" by Standard & Poor's Rating
Services ("S&P") or Fitch, Inc. ("Fitch") or that have comparable ratings by another nationally recognized rating organization. In making investments in debt securities, the Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness. If the securities that a Fund buys are unrated, to be considered part of a Fund's holdings of investment-grade securities, they must be judged by the Manager to be of comparable quality to bonds rated as investment grade by a rating organization.

o     Special Risks of Lower-Grade Securities. Because lower-grade securities tend to offer higher yields than investment grade securities, a Fund may invest in lower grade securities if the Manager is trying to achieve greater income (and, in some cases, the appreciation possibilities of lower-grade securities may be a reason they are selected for a Fund's portfolio).
High-yield convertible debt securities might be selected as "equity substitutes," as described above but are subject to a Fund's limitation on its investment in debt securities as stated in the Prospectus.

      As mentioned above, "lower-grade" debt securities are those rated below
"investment grade," which means they have a rating lower than "Baa" by
Moody's or lower than "BBB" by S&P or Fitch, Inc. or similar ratings by other nationally recognized rating organizations. If they are unrated, and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, they are included in the limitation on the percentage of a Fund's assets that can be invested in lower-grade securities.

      While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Fitch are investment-grade and are not regarded as junk bonds, those securities may be subject to special risks, and have some speculative characteristics. Definitions of the debt security ratings categories of
Moody's, Standard & Poor's and Fitch are included in Appendix A to this SAI.

o     Credit Risk. Credit risk relates to the ability of the issuer of a debt security to meet interest and principal payment obligations as they become due. Some of the special credit risks of lower-grade securities are discussed in the Prospectus. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risks of foreign investing discussed in the
Prospectus and in this SAI.

o     Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

      Fluctuations in the market value of fixed-income securities after the
Funds buy them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Funds' net asset values will be affected by those fluctuations.

|X|   Event-Linked Bonds. The Funds may invest in "event-linked" bonds.
Event-linked bonds, which are sometimes referred to as "catastrophe" bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss.  In some cases, the trigger event will not be deemed to have occurred unless the event is of a certain magnitude (based on scientific readings) or causes a certain measurable amount of loss to the issuer, a particular industry group or a reference index.  If the trigger event occurs prior to maturity, a Fund may lose all or a portion of its principal and additional interest. The Funds may also invest in similar bonds where a Fund may lose all or a portion of its principal and additional interest if the mortality rate in a geographic area exceeds a stated threshold prior to maturity whether or not a particular catastrophic event has occurred.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, and financial institutions, among other issuers, or special purpose vehicles associated with the foregoing.  Often event-linked bonds provide for extensions of maturity in order to process and audit loss claims in those cases when a trigger event has occurred or is likely to have occurred.  An extension of maturity may increase a bond's volatility.

Event-linked bonds may expose the Funds to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences.  Lack of a liquid market may result in higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.
Event-linked bonds are typically rated by one or more nationally recognized statistical rating organization and a Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.

      |X| Floating Rate and Variable Rate Obligations. Some securities the
Funds can purchase have variable or floating interest rates. Variable rates are adjusted at stated periodic intervals. Variable rate obligations can have a demand feature that allows the Funds to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

      The interest rate on a floating rate demand note is adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard. The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated
prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Funds' quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated
maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally, the issuer must provide a specified number of days' notice to the holder.

      |X| Asset-Backed Securities. Asset-backed securities are fractional interests in pools of assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose corporations. They are similar to mortgage-backed securities, described below, and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation interest in the pools. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due. However, the enhancement, if any, might not be for the full par value of the security. If the enhancement is exhausted and any required payments of interest or repayments of principal are not made, that Fund could suffer losses on its investment or delays in receiving payment.

      The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, a
Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs, described below. Unlike mortgage-backed securities, asset-backed securities typically do not have the benefit of a security interest in the underlying collateral.

      |X| Mortgage-Related Securities. Mortgage-related securities (also referred to as mortgage-backed securities) are a form of derivative investment collateralized by pools of commercial or residential mortgages.
Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real-estate related securities.

      Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk (depending on the nature of the issuer). Privately issued mortgage-related securities have some credit risk, as the underlying mortgage may not fully collateralize the obligation and full payment of them is not guaranteed. Both types of mortgage-related securities are subject to interest rate risks and prepayment risks, as described in the Prospectuses.

      As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. The Fixed
Income Funds and Value Fund/VA can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.
In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages. Therefore, it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. Therefore, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

      Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of that Fund's shares. If a mortgage-related security has been purchased at a premium, all or part of the premium that Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, that Fund may fail to recoup its initial investment on the security.

      During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in responses to changes in interest rates. If the prepayments on a Fund's mortgage-related securities were to decrease broadly, that Fund's effective duration, and therefore its sensitivity to interest rate changes, would increase.
As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies.

o     Forward Rolls. The Funds can enter into "forward roll" transactions with respect to mortgage-related securities (also referred to as "mortgage dollar rolls"). In this type of transaction, a Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity)
at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to a Fund in excess of the yield on the securities that have been sold.

      The Funds will only enter into "covered" rolls. To assure its future payment of the purchase price, the Funds will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

      These transactions have risks. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Fund sells may decline below the price at which the Fund is obligated to repurchase securities.

o     Collateralized Mortgage Obligations. CMOs are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates.
They may be collateralized by:

(1)   pass-through certificates issued or guaranteed by Ginnie Mae, Fannie
              Mae, or Freddie Mac,
(2)   unsecuritized mortgage loans insured by the Federal Housing
              Administration or guaranteed by the Department of Veterans'
              Affairs,
(3)   unsecuritized conventional mortgages,
(4)   other mortgage-related securities, or
(5)   any combination of these.

   Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more trenches may have coupon rates that reset periodically at a specified increase over an index.
These are floating rate CMOs, and typically have a cap on the coupon rate.
Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

      |X| U.S. Government Securities. These are securities issued or
guaranteed by the U.S. Treasury or other government agencies or federally-chartered corporate entities referred to as "instrumentalities."
The obligations of U.S. government agencies or instrumentalities in which the
Funds may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit," means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might not be able to assert a claim against the United
States if the issuing agency or instrumentality does not meet its commitment.
The Funds will invest in securities of U.S. government agencies and instrumentalities only if the Manager is satisfied that the credit risk with respect to the agency or instrumentality is minimal.

o     U.S. Treasury Obligations. These include Treasury bills (maturities of one year or less when issued), Treasury notes (maturities of one to 10 years), and Treasury bonds (maturities of more than 10 years). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. They also can include U.S. Treasury securities that have been "stripped" by a Federal
Reserve Bank, zero-coupon U.S. Treasury securities described below, and
Treasury Inflation-Protection Securities ("TIPS").

o     Treasury Inflation-Protection Securities. The Funds can buy these TIPS, which are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price
Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

o     Obligations Issued or Guaranteed by U.S. Government Agencies or
Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government.
Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association ("GNMA") pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as
Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal
Home Loan Mortgage Corporation ("FHLMC") obligations ("Freddie Macs").

|X|   U.S. Government Mortgage-Related Securities. The Funds can invest in a variety of mortgage-related securities that are issued by U.S. government agencies or instrumentalities, some of which are described below.

o     GNMA Certificates. The Government National Mortgage Association is a
wholly-owned corporate instrumentality of the United States within the U.S.
Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately-issued securities backed by pools of mortgages. Ginnie Maes are debt securities representing an interest in one mortgage or a pool of mortgages that are insured by the Federal Housing
Administration ("FHA") or the Farmers Home Administration ("FMHA") or
guaranteed by the Veterans Administration ("VA").

      The Ginnie Maes in which the Funds invest are of the "fully modified pass-through" type. They provide that the registered holders of the Ginnie
Maes will receive timely monthly payments of the pro-rata share of the scheduled principal payments on the underlying mortgages, whether or not those amounts are collected by the issuers. Amounts paid include, on a pro rata basis, any prepayment of principal of such mortgages and interest (net of servicing and other charges) on the aggregate unpaid principal balance of the Ginnie Maes, whether or not the interest on the underlying mortgages has been collected by the issuers.

      The Ginnie Maes purchased by the Funds are guaranteed as to timely payment of principal and interest by GNMA. In giving that guaranty, GNMA expects that payments received by the issuers of Ginnie Maes on account of the mortgages backing the Ginnie Maes will be sufficient to make the required payments of principal of and interest on those Ginnie Maes. However, if those payments are insufficient, the guaranty agreements between the issuers of the
Ginnie Maes and GNMA require the issuers to make advances sufficient for the payments. If the issuers fail to make those payments, GNMA will do so.

      Under federal law, the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty issued by GNMA as to such mortgage pools. An opinion of an
Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties "constitute general obligations of the United
States backed by its full faith and credit." GNMA is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under those guaranties.

      Ginnie Maes are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages. Except to the extent of payments received by the issuers on account of such mortgages,
Ginnie Maes do not constitute a liability of those issuers, nor do they evidence any recourse against those issuers. Recourse is solely against GNMA.
Holders of Ginnie Maes (such as the Funds) have no security interest in or lien on the underlying mortgages.

      Monthly payments of principal will be made, and additional prepayments of principal may be made, to the Fund with respect to the mortgages underlying the Ginnie Maes owned by the Fund. All of the mortgages in the pools relating to the Ginnie Maes in the Funds are subject to prepayment without any significant premium or penalty, at the option of the mortgagors.
While the mortgages on one-to-four family dwellings underlying certain Ginnie
Maes have a stated maturity of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, as a result of prepayments, refinancing and payments from foreclosures, is considerably less.

o     Federal Home Loan Mortgage Corporation (FHLMC) Certificates. FHLMC, a
corporate instrumentality of the United States, issues FHLMC Certificates representing interests in mortgage loans. FHLMC guarantees to each registered holder of a FHLMC Certificate timely payment of the amounts representing a holder's proportionate share in:
(i)   interest payments less servicing and guarantee fees,
(ii)  principal prepayments, and
(iii) the ultimate collection of amounts representing the holder's proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC Certificate, in each case whether or not such amounts are actually received.

      The obligations of FHLMC under its guarantees are obligations solely of
FHLMC and are not backed by the full faith and credit of the United States.

o     Federal National Mortgage Association (Fannie Mae) Certificates. Fannie
Mae, a federally-chartered and privately-owned corporation, issues Fannie Mae
Certificates which are backed by a pool of mortgage loans. Fannie Mae guarantees to each registered holder of a Fannie Mae Certificate that the holder will receive amounts representing the holder's proportionate interest in scheduled principal and interest payments, and any principal prepayments, on the mortgage loans in the pool represented by such Certificate, less servicing and guarantee fees, and the holder's proportionate interest in the full principal amount of any foreclosed or other liquidated mortgage loan. In each case the guarantee applies whether or not those amounts are actually received. The obligations of Fannie Mae under its guarantees are obligations solely of Fannie Mae and are not backed by the full faith and credit of the
United States or any of its agencies or instrumentalities other than Fannie
Mae.

|X|   Zero-Coupon U.S. Government Securities. The Funds may buy zero-coupon
U.S. government securities. These will typically be U.S. Treasury Notes and
Bonds that have been stripped of their unmatured interest coupons, the coupons themselves, or certificates representing interests in those stripped debt obligations and coupons.

      Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.
A Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

|X|   Commercial (Privately-Issued) Mortgage Related Securities. The Funds
can invest in commercial mortgage-related securities issued by private entities. Generally these are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. They are subject to the credit risk of the issuer. These securities typically are structured to provide protection to investors in senior classes from possible losses on the underlying loans. They do so by having holders of subordinated classes take the first loss if there are defaults on the underlying loans. They may also be protected to some extent by guarantees, reserve funds or additional collateralization mechanisms.

      |X| Participation Interests. The Funds can invest in participation interests, subject to the Fund's limitation on investments in illiquid investments. A participation interest is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyer's participation interest bears to the total principal amount of the loan. The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives.

      Participation interests are primarily dependent upon the
creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income. The value of that participation interest might also decline, which could affect the net asset value of the Fund's shares. If the issuing financial institution fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

      |X| Foreign Securities. The Equity Funds and the Fixed Income Funds may
invest in foreign securities, and Global Securities Fund/VA expects to have substantial investments in foreign securities. These include equity securities issued by foreign companies and debt securities issued or guaranteed by foreign companies or governments, including supra-national entities. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by governments other than the U.S.
government or by foreign supra-national entities. They also include securities of companies (including those that are located in the U.S. or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Value
Fund/VA can purchase up to 25% of its total assets in certain equity and debt securities issued or guaranteed by foreign companies or of foreign governments or their agencies and as stated in the Prospectus, the Fund does not concentrate 25% or more of its total assets in the securities of any one foreign government.

      Securities of foreign issuers that are represented by American
Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of a Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Because the Funds may purchase securities denominated in foreign currencies, a change in the value of such foreign currency against the U.S.
dollar will result in a change in the amount of income the Funds have available for distribution. Because a portion of the Funds' investment income may be received in foreign currencies, the Funds will be required to compute their income in U.S. dollars for distribution to shareholders, and therefore the Funds will absorb the cost of currency fluctuations. After the Funds have distributed income, subsequent foreign currency losses may result in the
Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The Funds will hold foreign currency only in connection with the purchase or sale of foreign securities.

o     Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. The Fixed Income Funds may buy securities issued by certain supra-national entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development bank and the Inter-American
Development Bank.

      The governmental members of these supra-national entities are
"stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

      The Fixed Income Funds can invest in U.S. dollar-denominated "Brady
Bonds." These foreign debt obligations may be fixed-rate par bonds or floating-rate discount bonds. They are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments;
(iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the "residual risk".

      If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero-coupon U.S.
Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady
Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

o     Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;
o     fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater volatility and less liquidity on foreign markets than in the
      U.S.;
o     less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o     possibilities in some countries of expropriation, confiscatory taxation, currency devaluation, political, financial or social instability or adverse diplomatic developments; and
o     unfavorable differences between the U.S. economy and foreign economies.

      In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

o     Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe,
Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.
The Manager will consider these factors when evaluating securities in these markets, because the selection of those securities must be consistent with the Fund's goal of preservation of principal.

|X|   Portfolio Turnover. "Portfolio turnover" describes the rates at which the Funds traded their portfolio securities during their last fiscal year.
For example, if a Fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Funds' portfolio turnover rates will fluctuate from year to year, and any of the Funds may have portfolio turnover rates of more than 100% annually.

Other  Investment  Techniques  and  Strategies.  In seeking  their  respective objectives,  the  Funds  may  from  time to time use the  types of  investment strategies and investments  described below.  They are not required to use all of these strategies at all times, and at times may not use them.

      |X|   Investing in Small, Unseasoned Companies. The Funds may invest in securities of small, unseasoned companies, subject to limits (if any) stated
in that Fund's Prospectus. These are companies that have been in operation for less than three years, including the operations of any predecessors.
Securities of these companies may be subject to volatility in their prices.
They may have a limited trading market or no trading market, which may adversely affect the Funds' ability to value them or to dispose of them and can reduce the price the Funds might be able to obtain for them. Other investors that own a security issued by a small, unseasoned issuer for which there is limited liquidity might trade the security when the Funds are attempting to dispose of their holdings of that security. In that case, a
Fund might receive a lower price for its holdings than might otherwise be obtained.

      |X|   When-Issued and Delayed-Delivery Transactions. The Funds may
invest in securities on a "when-issued" basis and may purchase or sell securities on a "delayed-delivery" or "forward commitment" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made.
Delivery and payment for the securities take place at a later date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Funds. During the period between purchase and settlement, no payment is made by the Funds to the issuer and no interest accrues to that Fund from the investment until it receives the security at settlement. There is a risk of loss to a Fund if the value of the security changes prior to the settlement date, and there is the risk that the other party may not perform.

      The Funds engage in when-issued transactions to secure what the Manager considers to be an advantageous price and yield at the time of entering into the obligation. When a Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause that Fund to lose the opportunity to obtain the security at a price and yield the Manager considers to be advantageous.

      When a Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although a Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it may dispose of a commitment prior to settlement. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery against a forward commitment, it may incur a gain or loss.

      At the time a Fund makes the commitment to purchase or sell a security on a when-issued or delayed delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining that
Fund's net asset value. In a sale transaction, it records the proceeds to be received. That Fund will identify on its books liquid assets at least equal in value to the value of that Fund's purchase commitments until that Fund pays for the investment.

      When-issued and delayed-delivery transactions can be used by the Funds as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

      |X|   Zero-Coupon Securities. The Fixed Income Funds may buy
zero-coupon and delayed interest securities, and "stripped" securities of foreign government issuers, which may or may not be backed by the "full faith and credit" of the issuing foreign government, and of domestic and foreign corporations. The Fixed Income Funds and Value Fund/VA may also buy zero-coupon and "stripped" U.S. government securities. Zero-coupon securities issued by foreign governments and by corporations will be subject to greater credit risks than U.S. government zero-coupon securities.

      |X|   "Stripped" Mortgage-Related Securities. The Fixed Income Funds
and Value Fund/VA can invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. These are a form of derivative investment.

      Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O." Strips can be created for pass-through certificates or CMOs.

      The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, that Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

      |X| Repurchase Agreements. The Funds may acquire securities subject to repurchase agreements. They may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes, as described below.

      In a repurchase transaction, a Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include
U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to each Fund's limit on holding illiquid investments. No Fund will enter into a repurchase agreement that causes more than 15% of its net assets
(for Money Fund/VA, 10%) to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of a Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company
Act, are collateralized by the underlying security. The Funds' repurchase agreements require that at all times while the repurchase agreements are in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Funds may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission (the "SEC"), the Funds, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the
Fund's entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

      |X| Illiquid and Restricted Securities. Under the policies and
procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Funds' investments. To enable a
Fund to sell its holdings of a restricted security not registered under applicable securities laws, that Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When a Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. That Fund would bear the risks of any downward price fluctuation during that period.

      The Funds may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit a Fund's ability to dispose of the securities and might lower the amount a Fund could realize upon the sale.

      The Funds have limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act, if those securities have been determined to be liquid by the Manager under
Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Funds' holdings of that security may be considered to be illiquid.

      Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

|X|   Loans of Portfolio Securities. The Funds may lend portfolio securities pursuant to policies approved by the Funds' Board. They may do so to try to provide income or to raise cash for liquidity purposes. These loans are limited to not more than 25% of the value of each Fund's net assets.

        The Funds have entered into a securities lending agreement with
JPMorgan Chase Bank, N.A. ("JPMorgan Chase") for that purpose. Under the agreement, the Funds' portfolio securities may be loaned to brokers, dealers and financial institutions, provided that such loans comply with the collateralization and other requirements of the securities lending agreement, the Funds' policies and applicable government regulations. JPMorgan Chase has agreed, in general, to bear the risk that a borrower may default on its obligation to return loaned securities. However, the Funds will be responsible for risks associated with the investment of cash collateral, including the risk of a default by the issuer of a security in which cash collateral has been invested. If that occurs, the Funds may incur additional costs in seeking to obtain the collateral or may lose the amount of the collateral investment. The Funds may also lose money if the value of the investments purchased with cash collateral decreases.

      Pursuant to the Securities Lending Agreement, a Fund will receive a percentage of all annual net income (i.e., net of rebates to the borrower and certain other approved expenses) from securities lending transactions. Such net income includes earnings from the investment of any cash collateral received from a borrower and loan fees paid or payable by a borrower in connection with loans secured by collateral other than cash.

      There are some risks in connection with securities lending, including possible delays in receiving additional collateral from the borrower to secure a loan or delays in recovering the loaned securities if the borrower defaults. JPMorgan Chase has agreed, in general, to guarantee the obligations of borrowers to return loaned securities to a Fund and to be responsible for expenses relating to securities lending. Each Fund, however, will be responsible for risks associated with the investment of cash collateral, including the risk of a default by the issuer of a security in which cash collateral has been invested. If that occurs, a Fund may incur additional costs in seeking to obtain the collateral or may lose the amount of the collateral investment. A Fund may also lose money if the value of the investments purchased with cash collateral decreases.

      |X| Borrowing for Leverage. Each Fund has the ability to borrow from banks on an unsecured basis. Each Fund has undertaken to limit borrowing to
25% of the value of that Fund's net assets, which is further limited to 10%
if borrowing is for a purpose other than to facilitate redemptions. Investing borrowed funds in portfolio securities is a speculative technique known as
"leverage." The Funds cannot borrow money in excess of 33-1/3% of the value of that Fund's total assets. The Funds may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, the
Funds can borrow only if they maintain a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act. If the value of that Fund's assets fails to meet this 300% asset coverage requirement, that Fund will reduce its bank debt within three days to meet the requirement. To do so, that Fund might have to sell a portion of its investments at a disadvantageous time.

      A Fund will pay interest on these loans, and that interest expense will raise the overall expenses of that Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. Additionally, that Fund's net asset values per share might fluctuate more than that of funds that do not borrow. Currently, the Funds do not contemplate using this technique in the next year but if they do so, it will not likely be to a substantial degree.

o     Bank Obligations. The Funds can buy time deposits, certificates of deposit and bankers' acceptances. They must be:
o     obligations issued or guaranteed by a domestic bank (including a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion, or
o     obligations of a foreign bank with total assets of at least U.S. $1 billion.

      "Banks" include commercial banks, savings banks and savings and loan associations, which may or may not be members of the Federal Deposit
Insurance Corporation.

o     Commercial Paper. The Funds can invest in commercial paper if it is rated within the top three rating categories of S&P and Moody's or other rating organizations.

      If the paper is not rated, it may be purchased if the Manager determines that it is comparable to rated commercial paper in the top three rating categories of national rating organizations.

      The Funds can buy commercial  paper,  including U.S.  dollar-denominated securities of foreign branches of U.S. banks,  issued by other entities if the commercial  paper  is  guaranteed  as to  principal  and  interest  by a bank, government or corporation  whose  certificates of deposit or commercial  paper may otherwise be purchased by the Funds.

o     Variable Amount Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts by the Funds at varying rates of interest under direct arrangements between the Funds, as lender, and the borrower. They permit daily changes in the amounts borrowed.
The Funds have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount.
The borrower may prepay up to the full amount of the note without penalty.
These notes may or may not be backed by bank letters of credit.

      Because these notes are direct lending  arrangements  between the lender and  borrower,  it is not  expected  that there  will be a trading  market for them.  There  is no  secondary  market  for  these  notes,  although  they are redeemable (and thus are  immediately  repayable by the borrower) at principal amount, plus accrued interest, at any time.  Accordingly,  the Fund's right to redeem  such  notes is  dependent  upon the  ability  of the  borrower  to pay principal and interest on demand.

      The Funds have no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Fund in illiquid securities, described in the Prospectus. A description of the investment policies for Money Fund/VA is located below under the heading "Money Fund/VA Investment Policies."

|X|   Derivatives.  The Funds can invest in a variety of derivative investments, including swaps, "structured" notes, convertible notes, options, forward contracts and futures contracts, to seek income or for hedging purposes. The use of derivatives requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management.  If the Manager uses a derivative instrument at the wrong time or judges market conditions incorrectly, the use of derivatives may reduce a Fund's return.

      Although it is not obligated to do so, the Funds can use derivatives to hedge.  To attempt to protect against declines in the market value of a
Fund's portfolio, to permit a Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, a Fund could:

o     sell futures contracts,
o     buy puts on such futures or on securities, or
o     write covered calls on securities or futures.  Covered calls may also be used to increase a Fund's income, but the Manager does not expect to engage extensively in that practice.

      The Funds can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case a Fund would normally seek to purchase the securities and then terminate that hedging position. A Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the
Fund could:
o     buy futures, or
o     buy calls on such futures or on securities.

      A Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market.  The particular hedging strategies a Fund can use are described below.  A Fund may employ new hedging strategies when they are developed, if those investment methods are consistent with the Fund's investment objectives and are permissible under applicable regulations governing the Fund.

o     "Structured" Notes. The Funds can invest in "structured" notes, which are specially-designed derivative debt investments whose principal payments or interest payments are linked to the value of an underlying asset, such as an equity or debt security, currency, or commodity, or non-asset reference, such as an interest rate or index. The terms of the instrument may be
"structured" by the purchaser (the Fund) and the borrower issuing the note.

         The values of these notes will fall or rise in response to changes in the values of the underlying asset or reference and the Fund might receive less principal or interest if the underlying asset or reference does not perform as anticipated.  In some cases, these notes may pay an amount based on a multiple of the relative change in value of the asset or reference.
This type of note offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

         The values of these notes are also subject to both credit risk (if the counterparty fails to meet its obligations) and interest rate risk and therefore the Fund could receive more or less than it originally invested when a note matures.  The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or sell them at an acceptable price.

o     Swaps.  The Funds may enter into swap agreements, including interest rate, total return, credit default and volatility swaps.  Swap agreements are two-party contracts entered into primarily by institutional investors for a specified period of time typically ranging from a few weeks to more than one year.  In a standard swap transaction, two parties agree to exchange the returns (or the difference between the returns) earned or realized on a particular asset, such as an equity or debt security, commodity or currency, or non-asset reference, such as an interest rate or index.  The swapped returns are generally calculated with respect to a notional amount, that is, the return on a particular dollar amount invested in the underlying asset or reference.  A Fund may enter into a swap agreement to, among other reasons, gain exposure to certain markets in the most economical way possible, protect against currency fluctuations, or reduce risk arising from ownership of a particular security or instrument.  A Fund will identify liquid assets on the
Fund's books (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

      The Funds may enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of more than one swap transaction, the amount payable shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on any swap, the counterparty can terminate all outstanding swaps with that party.

      The use of swap agreements by the Funds entails certain risks. The swaps market is generally unregulated.  There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments and may be considered illiquid by a Fund.
Swap agreements entail credit risk arising from the possibility that the counterparty will default.  If the counterparty defaults, a Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.  The Manager will monitor the creditworthiness of counterparties to a Fund's swap transactions on an ongoing basis. The Fund's successful use of swap agreements is dependent upon the Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Swap agreements may effectively add leverage to a
Fund's portfolio because the Fund would be subject to investment exposure on the notional amount of the swap.

o     Interest Rate Swaps.  The Funds, especially Core Bond Fund/VA, High
Income Fund/VA, Strategic Bond Fund/ VA and Value Fund/VA, may enter into interest rate swaps. In an interest rate swap, a Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments.  There is a risk that, based on movements of interest rates, the payments made by the Fund under a swap agreement will be greater than the payments it receives.

o     Total Return Swaps.  The Funds may enter into total return swaps, under which one party agrees to pay the other the total return of a defined underlying asset, such as a security or basket of securities, or non-asset reference, such as a securities index, during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from different underlying assets or references.  Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated by the Manager.

o     Credit Default Swaps. The Fixed Income Funds and Balanced Fund/ VA may
enter into credit default swaps.  A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer's failure to make timely payments of interest or principal, bankruptcy or restructuring.  The Funds may seek to enhance returns by selling protection or attempt to mitigate credit risk by buying protection against the occurrence of a credit event by a specified issuer.  The Funds may enter into credit default swaps, both directly ("unfunded swaps") and indirectly
("funded swaps") in the form of a swap embedded within a structured security.
Unfunded and funded credit default swaps may refer to a single security or on a basket of securities.

      If a Fund buys credit protection using a credit default swap and a credit event occurs, the Fund will deliver the defaulted bonds underlying the swap and the swap counterparty will pay the par amount of the bonds.  If a
Fund sells credit protection using a credit default swap and a credit event occurs, the Fund will pay the par amount of the defaulted bonds underlying the swap and the swap counterparty will deliver the bonds.  If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bonds, and the fixed payments are then made on the reduced notional amount.

      Risks of credit default swaps include counterparty credit risk (if the counterparty fails to meet its obligations) and the risk that a Fund will not properly assess the cost of the instrument based on the lack of transparency in the market.  If a Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay par value on defaulted bonds.  If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid.  In addition, if a Fund is buying credit protection and a credit event does occur, there is a risk when the Fund does not own the underlying security, that the Fund will have difficulty acquiring the bond on the open market and may receive adverse pricing.

o     Volatility Swap Contracts.  The Funds may enter into volatility swaps to hedge the direction of volatility in a particular asset or non-asset reference, or for other non-speculative purposes.  For volatility swaps, counterparties agree to buy or sell volatility at a specific level over a fixed period.  Volatility swaps are subject to credit risks (if the counterparty fails to meet its obligations), and the risk that the Manager is incorrect in forecasts of volatility of the underlying asset or reference.

o     Swap Options and Swap Forwards.  The Funds also may enter into options on swaps as well as forwards on swaps.  A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement on pre-designated terms.  The Funds may write (sell) and purchase put and call swap options.  A swap forward is an agreement to enter into a swap agreement at some point in the future, usually three to six months from the date of the contract.

        The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying swap.  The Funds generally will incur a greater risk when it writes a swap option than when it purchases a swap option.  When a Fund purchases a swap option it risks losing only the amount of the premium they have paid if the Fund lets the option expire unexercised.  When a Fund writes a swap option it will become obligated, upon exercise of the option by the counterparty, according to the terms of the underlying agreement.

      o Futures. The Funds can buy and sell futures contracts that relate to debt securities (these are referred to as "interest rate futures"), broadly-based securities indices ("stock index futures" and "bond index futures"), foreign currencies, commodities and an individual stock ("single stock futures").

      A broadly-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the securities included in the index and its value fluctuates in response to the changes in value of the underlying securities. A stock index cannot be purchased or sold directly. Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Similarly, a single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.
Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

      The Funds can invest a portion of its assets in commodity futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3)
agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Funds may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

      No money is paid or received by the Funds on the purchase or sale of a future. Upon entering into a futures transaction, the Funds will be required to deposit an initial margin payment with the futures commission merchant
(the "futures broker"). Initial margin payments will be deposited with the
Funds' custodian bank in an account registered in the futures broker's name.
However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on that Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to expiration of the future, the Funds may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to that Fund. Any loss or gain on the future is then realized by that Fund for tax purposes. All futures transactions (except forward contracts) are effected through a clearinghouse associated with the exchange on which the contracts are traded.

      o Put and Call Options. The Funds can buy and sell exchange-traded and over-the-counter put options ("puts") and call options ("calls"), including index options, securities options, currency options, commodities options and options on futures.

            o Writing Call Options.  The Funds may write (that is, sell)
calls.  If a Fund sells a call option, it must be covered. That means the
Fund must own the security subject to the call while the call is outstanding, or the call must be covered by segregating liquid assets to enable the Fund to satisfy its obligations if the call is exercised. There is no limit on the amount of the Fund's total assets that may be subject to covered calls the
Fund writes.

      When a Fund writes a call on a security, it receives cash (a premium).
The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      When a Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specific multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium.

      A Fund's custodian bank, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the
Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions.
OCC will release the securities on the expiration of the option or when the
Fund enters into a closing transaction.

      When a Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security
(i.e., the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the market-to-market value of the underlying security, unless the option is subject to a buy-back agreement with the executing broker.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

      A Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating an equivalent dollar amount of liquid assets as identified in the Fund's books.
The Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future.
Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

            o Writing Put Options.  The Funds may write (that is, sell) put options.
A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. A put must be covered by segregated liquid assets.

      If the Fund writes a put, the put must be covered by liquid assets identified in the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.

      If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the
Fund incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments.
The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option.

            o Purchasing Puts and Calls.  The Funds may purchase call
options.  When a Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.

      A Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

      A Fund can buy puts whether or not it owns the underlying investment.
When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

      Buying a put on an investment the Fund does not own (such as an index or a future) permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

      Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment.
However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

      When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally)
rather than on price movements in individual securities or futures contracts.

      o Buying and Selling Options on Foreign Currencies. The Funds can buy
and sell exchange-traded and over-the-counter put options and call options on foreign currencies.  A Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

      If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position.
The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

      A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

      The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a
"cross-hedging" strategy. In those circumstances, the Fund covers the option by maintaining cash, U.S. government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option, in a segregated account with the Fund's custodian bank.

      o Risks of Hedging with Options and Futures. The use of hedging strategies requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging strategy at the wrong time or judges market conditions incorrectly, hedging strategies may reduce a Fund's return. The
Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used derivative instruments in a short hedge, the market may advance and the value of the securities held in the
Fund's portfolio might decline. If that occurred, the Fund would lose money on the derivative instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the derivative instruments are based.

      The risk of imperfect correlation increases as the composition of the
Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use derivative instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets.
First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.
Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      The Fund can use derivative instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedge position that is not offset by a reduction in the price of the securities purchased.

      o  Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Funds can use them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund can also use
"cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

      The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in"
the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the
Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the
Fund's portfolio securities denominated in that foreign currency. When the
Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a
"cross hedge."

      The Fund will cover its short positions in these cases by identifying on its books assets having a value equal to the aggregate amount of the
Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

      However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

      The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash)
market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

      The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs.
The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

      At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S.
dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

      o Regulatory Aspects of Certain Derivative Instruments. The Commodities
Futures Trading Commission (the "CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the
Fund's investment advisor (as they may be amended from time to time), and as otherwise set forth in the Fund's prospectus or this SAI.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's advisor). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

      |X| Temporary Defensive and Interim Investments. When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks or bonds, the Funds can invest in a variety of debt securities for defensive purposes. The Funds can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of
Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Funds can buy:

o     obligations issued or guaranteed by the U.S. government or its instrumentalities or agencies,
o     commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies) rated in the three top rating categories of a nationally recognized rating organization,
o     short-term debt obligations of corporate issuers, rated investment grade (rated at least Baa by Moody's or at least BBB by
               Standard & Poor's or a comparable rating by another rating organization), or unrated securities judged by the Manager to have a comparable quality to rated securities in those
               categories,
o     certificates of deposit and bankers' acceptances of domestic and foreign banks having total assets in excess of $1 billion, and
o     repurchase agreements.

      Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

      |X| Investment in Other Investment Companies. The Funds (except Money
Fund/VA) can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act that apply to those types of investments. For example, a Fund can invest in
Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. A Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds' portfolio, at times when a Fund may not be able to buy those portfolio securities directly.

      Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act.
The Funds do not intend to invest in other investment companies unless the
Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, a Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. The
Funds do not anticipate investing a substantial amount of its net assets in shares of other investment companies.

Money  Fund/VA  Investment  Policies.  Under  Rule 2a-7  under the  investment
Company  Act,  Money  Fund/VA may  purchase  only  "Eligible  Securities,"  as defined  below,  that the  Manger,  under  procedures  approved by the Trust's
Board of  Trustees,  has  determined  have minimal  credit risk.  An "Eligible
Security"  is (a) a  security  that has  received  a rating  in one of the two
highest  short-term  rating  categories  by  any  two   "nationally-recognized
statistical   rating   organizations"   as  defined  in  Rule  2a-7   ("Rating
Organizations"),  or, if only one Rating Organization has rated that security, by that Rating Organization (the "Rating  Requirements"),  (b) a security that is  guaranteed,  and  either  that  guarantee  or  the  party  providing  that guarantee meets the Rating  Requirements,  or (c) an unrated  security that is either  issued by an issuer  having  another  similar  security that meets the
Rating  Requirements,  or is judged by the Manager to be of comparable quality to  investments  that meet the Rating  Requirements.  Rule 2a-7 permits  Money
Fund/VA to purchase  "First Tier  Securities,"  which are Eligible  Securities rated in the highest  category for short-term debt obligations by at least two
Rating  Organizations,  or,  if  only  one  Rating  Organization  has  rated a particular  security,  by that  Rating  Organization,  or  comparable  unrated securities.  The Fund  can  also  buy  "Second  Tier  Securities,"  which  are
Eligible Securities that are not First Tier securities.

      If a security's rating is downgraded, the Manager and/or the Board may have to reassess the security's credit risk. If a security has ceased to be a
First Tier Security, the Manager will promptly reassess whether the security continues to present "minimal credit risk." If the Manager becomes aware that any Rating Organization has downgraded its rating of a Second Tier Security or rated an unrated security below its second highest rating category, the
Trust's Board of Trustees shall promptly reassess whether the security presents minimal credit risk and whether it is in Money Fund/VA's best interests to dispose of it.

      If Money Fund/VA disposes of the security within five days of the
Manager learning of the downgrade, the Manager will provide the Board with subsequent notice of such downgrade. If a security is in default, or ceases to be an Eligible Security, or is determined no longer to present minimal credit risks, the Board must determine if disposal of the security would be in Money Fund/VA's best interests.

      The Rating Organizations currently designated as nationally-recognized statistical rating organizations by the SEC are Standard & Poor's (a division of the McGraw-Hill Companies), Moody's Investors Service, Inc., Fitch, Inc.
and Dominion Bond Rating Service Limited. See Appendix A to this SAI for a description of the rating categories of the Rating Organizations.

o     Certificates of Deposit and Commercial Paper. Money Fund/VA may invest in certificates of deposit of up to $100,000 of a domestic bank if such certificates of deposit are fully insured as to principal by the Federal Deposit Insurance Corporation. For purposes of this section, the term "bank" includes commercial banks, savings banks, and savings and loan associations and the term "foreign bank"
         includes foreign branches of U.S. banks (issuers of "Eurodollar"
         instruments), U.S. branches and agencies of foreign banks (issuers of "Yankee dollar" instruments) and foreign branches of foreign banks. Money Fund/VA also may purchase obligations issued by other entities if they are: (i) guaranteed as to principal and interest by a bank or corporation whose certificates of deposit or commercial paper may otherwise be purchased by Money Fund/VA, or (ii) subject to repurchase agreements (explained in the prospectus), if the collateral for the agreement complies with Rule 2a-7.

o     Bank Loan Participation Agreements. Money Fund/VA may invest in bank loan participation agreements, although such investments have not been a principal investment strategy. They provide the Fund with an undivided interest in a loan made by the issuing bank in the proportion the Fund's interest bears to the total principal amount of the loan. In evaluating the risk of these investments, the Fund looks to the creditworthiness of the borrower that is obligated to make principal and interest payments on the loan.

o     Time Deposits. Money Fund/VA may invest in fixed time deposits, which are non-negotiable deposits in a bank for a specified period of time at a stated interest rate, whether or not subject to withdrawal penalties; however, such deposits which are subject to such penalties, other than deposits maturing in less than seven days, are subject to the 10% limitation applicable to illiquid securities purchased by Money Fund/VA.

o     Floating Rate/Variable Rate Notes. Money Fund/VA may invest in instruments with floating or variable interest rates. The interest rate on a floating rate obligation is based on a stated prevailing market rate, such as a bank's prime rate, the 90-day U.S. Treasury
         Bill rate, the rate of return on commercial paper or bank
         certificates of deposit, or some other standard, and is adjusted automatically each time such market rate is adjusted. The interest rate on a variable rate obligation is also based on a stated
         prevailing market rate but is adjusted automatically at a specified interval of no less than one year. Some variable rate or floating rate obligations in which Money Fund/VA may invest have a demand feature entitling the holder to demand payment at an amount approximately equal to the principal amount thereof plus accrued interest at any time, or at specified intervals not exceeding one year. These notes may or may not be backed by bank letters of credit. The interest rates on these notes fluctuate from time to time. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

o     Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts by Money Fund/VA at varying rates of interest pursuant to direct arrangements between
         Money Fund/VA, as lender, and the corporate borrower that issues the note. These notes permit daily changes in the amounts borrowed.
         Money Fund/VA has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note at any time without penalty. It is not generally
         contemplated that master demand notes will be traded because they are direct lending arrangements between the lender and the borrower.
         There is no secondary market for these notes, although they are redeemable and thus immediately repayable by the borrower at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, Money Fund/VA's right to redeem is dependent upon the ability of the borrower to pay principal and interest on demand. In evaluating the master demand arrangements, the Manager considers the earning power, cash flow, and other liquidity ratios of the issuer. If they are not rated by Rating Organizations, Money
         Fund/VA may invest in them only if, at the time of an investment, they are Eligible Securities. The Manager will continuously monitor the borrower's financial ability to meet all of its obligations because Money Fund/VA's liquidity might be impaired if the borrower were unable to pay principal and interest on demand. There is no limit on the amount of the Money Fund/VA's assets that may be invested in floating rate and variable rate obligations. Floating rate or variable rate obligations which do not provide for recovery of principal and interest within seven days' notice will be subject to the 10% limitation applicable to illiquid securities purchased by
         Money Fund/VA.

Other  Investment  Restrictions.  In addition to having a number of investment policies  and  restrictions  identified  in the  Prospectuses  or elsewhere as
"fundamental  policies," the Funds have other investment restrictions that are fundamental policies, described below.

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

o     67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o     more than 50% of the outstanding shares.

      The Funds' (except Value Fund /VA) investment objectives are fundamental policies. Other policies described in the Prospectuses or this
SAI are "fundamental" only if they are identified as such. The Funds' Board of Trustees can change non-fundamental policies without shareholder approval.
However, significant changes to investment policies will be described in supplements or updates to the Prospectuses or this SAI, as appropriate. The
Funds' most significant investment policies are described in the Prospectus.

      |X| Do the Funds Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Funds (except Value
Fund/VA).

o     No Fund can buy securities issued or guaranteed by any one issuer if
(i) more than 5% of its total assets would be invested in securities of that issuer or (ii) it would then own more than 10% of that issuer's voting securities, or (iii) it would then own more than 10% in principal amount of that issuer's outstanding debt securities. The restriction on debt securities does not apply to Strategic Bond Fund/VA. All of the restrictions apply only to 75% of each Fund's total assets. The limits do not apply to securities issued by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies.

o     The Funds cannot make loans except (a) through lending of securities,
(b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an interfund lending program with other affiliated funds, and (d) through repurchase agreements.

o     The Funds cannot concentrate investments. That means they cannot invest
25% or more of their total assets in companies in any one industry.
Obligations of the U.S. government, its agencies and instrumentalities are not considered to be part of an "industry" for the purposes of this restriction. This policy does not limit investments by Money Fund/VA in obligations issued by banks.

o     The Funds cannot buy or sell real estate or interests in real estate.
However, the Funds can purchase debt securities secured by real estate or interests in real estate, or issued by companies, including real estate investment trusts, which invest in real estate or interests in real estate.

o     The Funds cannot underwrite securities of other companies. A permitted exception is in case a Fund is deemed to be an underwriter under the
Securities Act when reselling any securities held in its own portfolio.

o     The Funds cannot invest in commodities or commodity contracts, other than the hedging instruments permitted by any of its other fundamental policies. It does not matter whether the hedging instrument is considered to be a commodity or commodity contract.

o     The Funds cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Funds are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

o     The Funds cannot borrow money in excess of 33-1/3% of the value of that
Fund's total assets. The Funds may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, the Funds can borrow only if they maintain a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.

      The following investment restrictions are fundamental policies of Value
Fund/VA.

o     Value Fund/VA cannot issue senior securities. However, it can make payments or deposits of margin in connection with options or futures transactions, lend its portfolio securities, enter into repurchase agreements, borrow money and pledge its assets as permitted by its other fundamental policies. For purposes of this restriction, the issuance of shares of common stock in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, and repurchase agreements entered into in accordance with the
Fund's investment policies, and the pledge, mortgage or hypothecation of the
Fund's assets are not deemed to be senior securities.

o     Value Fund/VA cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

o     Value Fund/VA cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the
U.S. government or its agencies and instrumentalities or securities issued by investment companies.

o     Value Fund/VA cannot invest in physical commodities or commodities contracts. However, the Fund can invest in hedging instruments permitted by any of its other investment policies, and can buy or sell options, futures, securities or other instruments backed by, or the investment return from which is linked to, changes in the price of physical commodities, commodity contracts or currencies.

o     Value Fund/VA cannot invest in real estate or in interests in real estate. However, the Fund can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts) if permitted by its other investment policies.

o     Value Fund/VA cannot underwrite securities of other issuers. A permitted exception is in case it is deemed to be an underwriter under the
Securities Act in reselling its portfolio securities.

o     Value Fund/VA cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Value Fund/VA may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

|X|   Do the Funds Have Any Restrictions That Are Not Fundamental? Main
Street Small Cap Fund(R)/VA, MidCap Fund/VA and Value Fund/VA have other investment restrictions that are not fundamental policies, which means that they can be changed by the Board of Trustees without shareholder approval.

o     Main Street Small Cap Fund(R)/VA has also adopted the following non-fundamental policy: With respect to the Fund's non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings used for investment purposes) in equity securities of "small-cap" issuers, the Fund will provide shareholders at least 60 days'
prior notice of any change in such policy as required by the Investment
Company Act.

o     MidCap Fund/VA has also adopted the following non-fundamental policy, effective April 30, 2006: Under normal market conditions, as a non-fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of growth companies that have a market capitalization of between $2 billion and $11.5 billion
(referred to as "mid-cap"stocks). The Fund's non-fundamental policy of investing at least 80% of its net assets in these investments will not be changed by the Fund's Board of Trustees without first providing shareholders
60 days' written notice.

o     Value Fund/VA has also adopted the following non-fundamental policy:
The Fund cannot invest in securities of other investment companies, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

      Unless the Prospectus or this SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Funds makes an investment (except in the case of borrowing and investments in illiquid securities). The Funds need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the
Fund.

      For purposes of the Funds' policy not to concentrate its investments as described above, Money Fund/VA and all other Funds have adopted the industry classifications set forth in Appendix B and Appendix C, respectively, to this
SAI. This is not a fundamental policy.

      Disclosure of Portfolio Holdings.  The Funds have adopted policies and procedures concerning the dissemination of information about their portfolio holdings by employees, officers and/or directors of the Manager, Distributor and Transfer Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Funds' investment program or enable third parties to use that information in a manner that is harmful to the Fund.

o     Public Disclosure. Each of the Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters in its semi-annual and annual reports to shareholders, and in their Statements of Investments on Form N-Q. Those documents are publicly available at the SEC.
            In addition, the top 20 month-end holdings may be posted on the
            OppenheimerFunds' website at www.oppenheimerfunds.com (select the
            Fund's name under the "View Fund Information for:" menu) with a
            15-day lag.  The Fund may release a more restrictive list of holdings (e.g., the top five or top 10 portfolio holdings) or may release no holdings if that is in the best interests of the Fund and its shareholders.  Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted.

Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to a Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Funds, which could negatively affect the prices the Funds are able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on a
Fund's behalf.

      The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the
Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and their subsidiaries pursuant to agreements approved by the Funds' Board shall not be deemed to be
"compensation" or "consideration" for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Funds.

      A list of the top 20 portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than
15 days after month-end.

      Except under special limited circumstances discussed below, month-end lists of the Fund's complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below.
If the Funds' complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

o     The third-party recipient must first submit a request for release of
            Fund portfolio holdings, explaining the business reason for the request;
o     Senior officers (a Senior Vice President or above) in the Manager's
            Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and
o     The third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the
            Fund's holdings confidential and agreeing not to trade directly or indirectly based on the information.

      An exception may be made to provide portfolio holdings information on a more current basis to insurance company sponsors that have signed a
Participation Agreement with, and offer series of, Oppenheimer Variable
Account Funds or Panorama Series Fund, Inc. to their separate account contract holders, if such insurance companies require such portfolio holdings information for the preparation of reports to their contract holders, and have contractually undertaken to keep such information confidential.
Additionally, such information may be made available to new insurance company sponsors that first sign a confidentiality agreement in connection with evaluating offering such funds under their separate accounts.
The Funds' complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the Funds' Board, or as an employee, officer and/or director of the Manager, Distributor, or
Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:
o     Employees of the Funds' Manager, Distributor and Transfer Agent who
            need to have access to such information (as determined by senior officers of such entity),
o     The Funds' independent registered public accounting firm,
o     Members of the Funds' Board and the Board's legal counsel,
o     The Funds' custodian bank,
o     A proxy voting service designated by the Funds and its Board,
o     Rating/ranking organizations (such as Lipper and Morningstar),
o     Insurance companies having separate accounts invested in Oppenheimer
            Variable Account Funds or Panorama Series Fund, Inc. (to prepare their financial statements or analysis),
o     Portfolio pricing services retained by the Manager to provide portfolio security prices, and
o     Dealers, to obtain bids (price quotations, if securities are not priced by the Funds' regular pricing services).

      Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers and/or dealers with whom the Funds trades and/or entities that provide investment coverage and/or analytical information regarding the Funds' portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the Funds, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the manager to facilitate a particular trade or the portfolio manager's investment process for the Funds. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

      Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager's
Security Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

o     Brokers and dealers in connection with portfolio transactions
            (purchases and sales)
o     Brokers and dealers to obtain bids or bid and asked prices (if securities held by a Fund are not priced by the Funds' regular pricing services)
o     Dealers to obtain price quotations where the Funds are not identified as the owner.

      Portfolio holdings information (which may include information on each
Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the
Manager, Distributor, or Transfer Agent, in the following circumstances:

o     Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Funds may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,
o     Response to regulatory requests for information (the SEC, NASD, state securities regulators, and/or foreign securities authorities, including without limitation requests for information in
            inspections or for position reporting purposes),
o     To potential sub-advisers of portfolios (pursuant to confidentiality agreements),
o     To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),
o     Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

      Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial intermediary representatives.

      The shareholders of Global Securities Fund/VA, Main Street Fund/VA and
Strategic Bond Fund/VA may, under unusual circumstances (such as a lack of liquidity in the Funds' portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Funds' portfolio. In such circumstances, disclosure of the Funds'
portfolio holdings may be made to such shareholders.

      Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the Funds' then-current policies on approved methods for communicating confidential information, including but not limited to the Funds' policies as to use of secure e-mail technology.

      The Chief Compliance Officer (the "CCO") of the Funds and the Manager,
Distributor, and Transfer Agent shall oversee the compliance by the Manager,
Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Funds' Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Funds have been made during the preceding year pursuant to these policies. The CCO shall report to the
Funds' Board any material violation of these policies and procedures during the previous calendar quarter and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

      The Manager and/or the Funds have entered into ongoing arrangements to make available information about the Funds' portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

ABG Securities              Fortis Securities         Pacific Crest Securities
ABN AMRO                    Fox-Pitt, Kelton          Pacific Growth Equities
AG Edwards                  Friedman, Billing, Ramsey Petrie Parkman
American Technology ResearchFulcrum Global Partners   Pictet
Auerbach Grayson            Garp Research             Piper Jaffray Inc.
Banc of America Securities  George K Baum & Co.       Prager Sealy & Co.
Barclays                    Goldman Sachs             Prudential Securities
Bear Stearns                HSBC                      Ramirez & Co.
Belle Haven                 ING Barings               Raymond James
Bloomberg                   ISI Group                 RBC Capital Markets
BNP Paribas                 ITG                       RBC Dain Rauscher
BS Financial Services       Janney Montgomery         Research Direct
Buckingham Research Group   Jefferies                 Reuters
Caris & Co.                 JP Morgan Securities      Robert W. Baird
CIBC World Markets          JPP Eurosecurities        Roosevelt & Cross
Citigroup Global Markets    Keefe, Bruyette & Woods   Russell
Collins Stewart             Keijser Securities        Ryan Beck & Co.
Craig-Hallum Capital Group  Kempen & Co. USA Inc.     Sanford C. Bernstein
LLC
Credit Agricole Cheuvreux   Kepler Equities/Julius    Scotia Capital Markets
N.A. Inc.                   Baer Sec
Credit Suisse               KeyBanc Capital Markets   Societe Generale
Cowen & Company             Leerink Swan              Soleil Securities Group
Daiwa Securities            Lehman Brothers           Standard & Poors
Davy                        Loop Capital Markets      Stifel Nicolaus
Deutsche Bank Securities    MainFirst Bank AG         Stone & Youngberg
Dresdner Kleinwort          Makinson Cowell US Ltd    SWS Group
Wasserstein
Emmet & Co                  Maxcor Financial          Taylor Rafferty
Empirical Research          Merrill Lynch             Think Equity Partners
Enskilda Securities         Midwest Research          Thomson Financial
Essex Capital Markets       Mizuho Securities         Thomas Weisel Partners
Exane BNP Paribas           Morgan Stanley            UBS
Factset                     Morningstar               Wachovia Securities
Fidelity Capital Markets    Natexis Bleichroeder      Wescott Financial
Fimat USA Inc.              Ned Davis Research Group  William Blair
First Albany                Nomura Securities         Yieldbook
Fixed Income Securities

How the Funds Are Managed

Organization and History.Each Fund is an investment portfolio,  or "series" of
Oppenheimer  Variable  Account Funds (the "Trust"),  a  multi-series  open-end
diversified   management  investment  company  organized  as  a  Massachusetts business trust that  presently  includes 11 series.  Money Fund/VA,  Core Bond
Fund/VA and Capital  Appreciation  Fund/VA were all  organized  in 1983,  High
Income  Fund/VA,  MidCap Fund/VA and Balanced  Fund/VA,  were all organized in
1986, Global Securities Fund/VA was organized in 1990,  Strategic Bond Fund/VA was  organized  in 1993,  Main Street  Fund(R)/VA was  organized  in 1995,  Main
Street  Small  Cap  Fund(R)/VA  was  organized  in 1998 and  Value  Fund/ VA was organized  in 2002.  The suffix  "VA" was added to each  Fund's name on May 1,
1999. Prior to that date,  Oppenheimer Capital  Appreciation Fund/VA was named
"Oppenheimer  Growth  Fund,"  and  Oppenheimer  Main  Street(R)Growth & Income
Fund/VA was named  "Oppenheimer  Growth & Income  Fund." Prior to May 1, 2001,
Oppenheimer  Main Street Small Cap Fund(R)/VA was named  "Oppenheimer  Small Cap
Growth  Fund/VA." Prior to May 1, 2003,  Oppenheimer  Main Street Fund(R)/VA was
named  "Oppenheimer  Main Street(R)Growth & Income Fund/VA." Prior to April 29,
2004,  Oppenheimer Balanced Fund/VA was named "Oppenheimer Multiple Strategies
Fund/VA."  Prior to April 29,  2005,  Oppenheimer  Core Bond Fund/VA was named
"Oppenheimer  Bond  Fund/VA."  Prior to April  30,  2006,  Oppenheimer  MidCap
Fund/VA was named  "Oppenheimer  Aggressive Growth Fund/VA",  and prior to May
1, 1998  that Fund was named  "Oppenheimer  Capital  Appreciation  Fund."  All references to the Funds' Board of Trustees and Officers  refer to the Trustees and Officers, respectively, of Oppenheimer Variable Account Funds.

|X|   Shareholders. Insurance companies that hold shares of the Funds in their separate accounts for the benefit of their customers' variable annuities, variable life insurance policies and other investment products are the record holders and the owners of shares of beneficial interest in the
Funds.  The right of those customers of the insurance companies to give directions to the insurance company for the purchase or redemption of shares is determined under the contract between the customer and the insurance company.  The insurance companies, and not their customers, are
"shareholders" of the Funds.  The rights of those insurance companies as record holders and owners of shares of a Fund are different from the rights of their customers.  These customers are indirect owners for all purposes except for those rights reserved by insurance companies in the insurance contract, or as permitted by the SEC.  The term "shareholder" in this SAI refers to the indirect or underlying owner of shares held in the account, and not to the insurance companies.

|X|   Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares, to reclassify unissued shares into additional series or classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Funds. Shares do not have cumulative voting rights, preemptive rights or subscription rights.
Shares may be voted in person or by proxy at shareholder meetings.

      The Funds currently have four classes of shares authorized. All Funds offer a class of shares with no name designation referred to in this SAI and the Prospectus as "non-service shares." As of September 15, 2006 all Funds except Money Fund/VA also offer a service share class, subject to a
Distribution and Service Plan.  Money Fund/VA currently only offers the class of non-service shares. Global Securities Fund/VA and High Income Fund/VA offer two additional share classes, referred to in this SAI "Class 3" and
"Class 4", which are subject to a redemption fee. In addition, Class 4 shares are subject to a Distribution and Service Plan. Each class of shares:

o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     will generally have a different net asset value,
o     will generally have separate voting rights on matters in which interests of one class are different from interests of another class,
      and
o     votes as a class on matters that affect that class alone.

      Each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to a vote of shareholders. Each share of a Fund represents an interest in each Fund proportionately equal to the interest of each other share of the same class of that Fund.

|X|   Meetings of Shareholders. The Trust is a Massachusetts business trust.
The Funds are not required to hold, and do not plan to hold, regular annual meetings of shareholders, but may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act or other applicable law. Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Trust's
Declaration of Trust.

      The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the
Funds' shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Funds' outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

|X|   Shareholder and Trustee Liability. The Trust's Declaration of Trust
contains an express disclaimer of shareholder or Trustee liability for the
Trust's obligations. It also provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Trust shall assume the defense of any claim made against a shareholder for any act or obligation of the Trust and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Trust) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Trust is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

      The Trust's contractual arrangements state that any person doing business with the Trust (and each shareholder of the Funds) agrees under its
Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Funds. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees.  The Funds are governed by a Board
of  Trustees,   which  is   responsible   for   protecting  the  interests  of
shareholders   under   Massachusetts   law.  The  Trustees  meet  periodically
throughout   the  year  to  oversee  the  Funds'   activities,   review  their
performance, and review the actions of the Manager.

      The Board of Trustees has an Audit Committee, a Review Committee and a
Governance Committee. Each committee is comprised solely of Trustees who are not "interested persons" under the Investment Company Act (the "Independent
Trustees"). The members of the Audit Committee are Edward L. Cameron
(Chairman), George C. Bowen, Robert J. Malone and F. William Marshall, Jr.
The Audit Committee held 6 meetings during the Funds' fiscal year ended
December 31, 2006. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent Auditors").
Other main functions of the Audit Committee, outlined in the Audit Committee
Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Funds' independent Auditors regarding the Funds' internal accounting procedures and controls; (iii) reviewing reports from the
Manager's Internal Audit Department; (iv) reviewing certain reports from and meet periodically with the Funds' Chief Compliance Officer; (v) maintaining a separate line of communication between the Funds' independent Auditors and the Independent Trustees; (vi) reviewing the independence of the Funds'
independent Auditors; and (vii) pre-approving the provision of any audit or non-audit services by the Funds' independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Funds, the Manager and certain affiliates of the Manager.

The Review Committee is comprised solely of Independent Trustees. The members of the Review Committee are Jon S. Fossel (Chairman), Robert G. Avis, Sam
Freedman and Beverly L. Hamilton. The Review Committee held 6 meetings during the Funds' fiscal year ended December 31, 2006. Among other duties, as set forth in the Review Committee's Charter, the Review Committee reports and makes recommendations to the Board concerning the fees paid to the Funds'
transfer agent and the Manager and the services provided to the Funds by the transfer agent and the Manager. The Review Committee also reviews the Funds'
investment performance as well as the policies and procedures adopted by the
Funds to comply with the Investment Company Act and other applicable law.

      The Governance Committee is comprised solely of Independent Trustees.
The members of the Governance Committee are Robert J. Malone (Chairman),
William Armstrong, Beverly L. Hamilton and F. William Marshall, Jr. The
Governance Committee held 6 meetings during the Funds' fiscal year ended
December 31, 2006. The Governance Committee has adopted a charter setting forth its duties and responsibilities. Among other duties, the Governance
Committee reviews and oversees the Funds' governance guidelines, the adequacy of the Funds' Codes of Ethics and the nomination of Trustees, including
Independent Trustees. The Governance Committee has adopted a process for shareholder submission of nominees for board positions. Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Governance Committee's consideration by mailing such information to the Governance Committee in care of the Funds. The Governance
Committee may consider such persons at such time as it meets to consider possible nominees. The Governance Committee, however, reserves sole discretion to determine which candidates for Trustees and Independent
Trustees it will recommend to the Board and/or shareholders and it may identify candidates other than those submitted by Shareholders. The
Governance Committee may, but need not, consider the advice and recommendation of the Manager and/or its affiliates in selecting nominees.
The full Board elects new Trustees except for those instances when a shareholder vote is required.

      Shareholders who desire to communicate with the Board should address correspondence to the Board or an individual Board member and may submit their correspondence electronically at www.oppenheimerfunds.com under the caption "contact us" or by mail to the Funds at the address below.

Trustees  and  Officers  of the  Funds.  Except  for Mr.  Murphy,  each of the
Trustees is an Independent  Trustee.  All of the Trustees are also trustees or directors  of  the  following  Oppenheimer/Centennial  funds  (referred  to as
"Board II Funds"):
                                           Oppenheimer   Principal   Protected
Oppenheimer Cash Reserves                  Trust III
                                           Oppenheimer    Commodity   Strategy
Oppenheimer Capital Income Fund            Total Return Fund
                                           Oppenheimer  Senior  Floating  Rate
Oppenheimer Champion Income Fund           Fund
Oppenheimer Equity Fund, Inc.              Oppenheimer Strategic Income Fund
Oppenheimer Integrity Funds                Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund        Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Funds, Inc.
                                           Centennial  California  Tax  Exempt
Oppenheimer Main Street Opportunity Fund   Trust
Oppenheimer Main Street Small Cap Fund     Centennial Government Trust
Oppenheimer Municipal Fund                 Centennial Money Market Trust
                                           Centennial   New  York  Tax  Exempt
Oppenheimer Principal Protected Trust      Trust
Oppenheimer Principal Protected Trust II   Centennial Tax Exempt Trust

      Present or former officers, directors, trustees and employees (and their immediate family members) of the Funds, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor.

      Messrs. Baylin, Bhaman, Bomfim, Caan, Ferreira, Gillespie, Gord, Leavy,
Manioudakis, Monoyios, Murphy, O'Hare, Petersen, Reinganum, Steinmetz,
Swaney, Szilagyi, Vandehey, Weiss, Wilby, Wixted, Zack and Zavanelli and Mss.
Bloomberg, Ives and Wolf, who are officers of the Funds, hold the same offices with one or more of the other Board II Funds. As of March 30, 2007 the Trustees and officers of the Funds, as a group, owned of record or beneficially less than 1% of any class of shares of the Funds. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Board II Funds. In addition, none of the Independent Trustees (nor any of their immediate family members)
owns securities of either the Manager or the Distributor of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor of the Board II Funds.

      Biographical Information. The Trustees and officers, their positions with the Funds, length of service in such position(s), and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each
Trustee's beneficial share ownership in the Funds and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds"). The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each
Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

---------------------------------------------------------------------------------------------
                                    Independent Trustees
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Name, Position(s)    Principal Occupation(s) During the Past 5         Dollar     Aggregate
                                                                                   Dollar
                                                                                  Range of
                                                                                   Shares
                                                                      Range of   Beneficially
                                                                       Shares     Owned in
with the Trust,      Years; Other Trusteeships/Directorships Held;  Beneficially     All
Length of Service,   Number of Portfolios in the Fund Complex         Owned in   Supervised
Age                  Currently Overseen                              the Trust      Funds
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                                                                    As of December 31, 2006
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
William L.           President, Colorado Christian University       None         Over
Armstrong,           (since 2006); Chairman, Cherry Creek Mortgage               $100,000
Chairman of the      Company (since 1991), Chairman, Centennial
Board of Trustees    State Mortgage Company (since 1994),
since 2003, Trustee  Chairman,The El Paso Mortgage Company (since
since 1999           1993); Chairman, Ambassador Media Corporation
Age: 70              (since 1984); Chairman, Broadway Ventures
                     (since 1984); Director of Helmerich & Payne,
                     Inc. (oil and gas drilling/production
                     company) (since 1992), Campus Crusade for
                     Christ (non-profit) (since 1991); Former
                     Director, The Lynde and Harry Bradley
                     Foundation, Inc. (non-profit organization)
                     (since 2002); former Chairman of: Transland
                     Financial Services, Inc. (private mortgage
                     banking company) (1997-2003), Great Frontier
                     Insurance (1995-2000), Frontier Real Estate,
                     Inc. (residential real estate brokerage)
                     (1994-2000) and Frontier Title (title
                     insurance agency) (1995-2000); former
                     Director of the following: UNUMProvident
                     (insurance company) (1991-2004), Storage
                     Technology Corporation (computer equipment
                     company) (1991-2003) and International Family
                     Entertainment (television channel)
                     (1992-1997); U.S. Senator (January
                     1979-January 1991). Oversees 37 portfolios in
                     the OppenheimerFunds complex.
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Robert G. Avis,      Director and President of A.G. Edwards         None         Over
Trustee since 1993   Capital, Inc. (General Partner of private                   $100,000
Age: 75              equity funds) (until February 2001);
                     Chairman, President and Chief Executive
                     Officer of A.G. Edwards Capital, Inc. (until
                     March 2000); Director of A.G. Edwards & Sons,
                     Inc. (brokerage company) (until 2000) and
                     A.G. Edwards Trust Company (investment
                     adviser) (until 2000); Vice Chairman and
                     Director of A.G. Edwards, Inc. (until March
                     1999); Vice Chairman of A.G. Edwards & Sons,
                     Inc. (until March 1999); Chairman of A.G.
                     Edwards Trust Company (until March 1999) and
                     A.G.E. Asset Management (investment adviser)
                     (until March 1999). Oversees 37 portfolios in
                     the OppenheimerFunds complex.
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
George C. Bowen,     Assistant Secretary and Director of            None         Over
Trustee since 1999   Centennial Asset Management Corporation                     $100,000
Age: 70              (December 1991-April 1999); President,
                     Treasurer and Director of Centennial Capital
                     Corporation (June 1989-April 1999); Chief
                     Executive Officer and Director of MultiSource
                     Services, Inc. (March 1996-April 1999); Mr.
                     Bowen held several positions with the Manager
                     and with subsidiary or affiliated companies
                     of the Manager (September 1987-April 1999).
                     Oversees 38 portfolios in the
                     OppenheimerFunds complex.
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Edward L. Cameron,   Member of The Life Guard of Mount Vernon       None         Over
Trustee since 1999   (George Washington historical site) (June                   $100,000
Age: 68              2000 - May 2006); Director of Genetic ID,
                     Inc. (biotech company) (March 2001-May 2002);
                     Partner at PricewaterhouseCoopers LLP
                     (accounting firm) (July 1974-June 1999);
                     Chairman of Price Waterhouse LLP Global
                     Investment Management Industry Services Group
                     (financial services firm) (July 1994-June
                     1998). Oversees 37 portfolios in the
                     OppenheimerFunds complex.
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Jon S. Fossel,       Director of UNUMProvident (insurance company)  None         Over
Trustee since 1990   (since June 2002); Director of Northwestern                 $100,000
Age: 65              Energy Corp. (public utility corporation)
                     (since November 2004); Director of P.R.
                     Pharmaceuticals (October 1999-October 2003);
                     Director of Rocky Mountain Elk Foundation
                     (non-profit organization) (February
                     1998-February 2003 and since February 2005);
                     Chairman and Director (until October 1996)
                     and President and Chief Executive Officer
                     (until October 1995) of the Manager;
                     President, Chief Executive Officer and
                     Director of the following: Oppenheimer
                     Acquisition Corp. ("OAC") (parent holding
                     company of the Manager), Shareholders
                     Services, Inc. and Shareholder Financial
                     Services, Inc. (until October 1995). Oversees
                     37 portfolios in the OppenheimerFunds complex.
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Sam Freedman,        Director of Colorado Uplift (charitable        None         Over
Trustee since 1996   organization) (since September 1984). Mr.                   $100,000
Age: 66              Freedman held several positions with
                     OppenheimerFunds, Inc. and with subsidiary or
                     affiliated companies of OppenheimerFunds,
                     Inc. (until October 1994). Oversees 37
                     portfolios in the OppenheimerFunds complex.

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Beverly L. Hamilton, Trustee of Monterey Institute for              None         None
Trustee since 2002   International Studies (educational
Age: 60              organization) (since February 2000); Board
                     Member of Middlebury College (educational
                     organization) (since December 2005); Director
                     of The California Endowment (philanthropic
                     organization) (since April 2002); Director
                     (February 2002-2005) and Chairman of Trustees
                     (since 2006) of the Community Hospital of
                     Monterey Peninsula; Director (October
                     1991-2005) and Vice Chairman (since 2006) of
                     American Funds' Emerging Markets Growth Fund,
                     Inc. (mutual fund); President of ARCO
                     Investment Management Company (February
                     1991-April 2000); Member of the investment
                     committees of The Rockefeller Foundation
                     (since 2001) and The University of Michigan
                     (since 2000); Advisor at Credit Suisse First
                     Boston's Sprout venture capital unit (venture
                     capital fund) (1994-January 2005); Trustee of
                     MassMutual Institutional Funds (investment
                     company) (1996-June 2004); Trustee of MML
                     Series Investment Fund (investment company)
                     (April 1989-June 2004); Member of the
                     investment committee of Hartford Hospital
                     (2000-2003); and Advisor to Unilever
                     (Holland) pension fund (2000-2003). Oversees
                     37 portfolios in the OppenheimerFunds complex.
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Robert J. Malone,    Director of Jones International University     None         Over
Trustee since 2002   (educational organization) (since August                    $100,000
Age: 62              2005); Chairman, Chief Executive Officer and
                     Director of Steele Street State Bank
                     (commercial banking) (since August 2003);
                     Director of Colorado UpLIFT (charitable
                     organization) (since 1986); Trustee of the
                     Gallagher Family Foundation (non-profit
                     organization) (since 2000); Former Chairman
                     of U.S. Bank-Colorado (subsidiary of U.S.
                     Bancorp and formerly Colorado National Bank)
                     (July 1996-April 1999); Director of
                     Commercial Assets, Inc. (real estate
                     investment trust) (1993-2000); Director of
                     Jones Knowledge, Inc. (2001-July 2004); and
                     Director of U.S. Exploration, Inc. (oil and
                     gas exploration) (1997-February 2004).
                     Oversees 37 portfolios in the
                     OppenheimerFunds complex.
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
F. William           Trustee of MassMutual Select Funds (formerly   None         Over
Marshall, Jr.,       MassMutual Institutional Funds) (investment                 $100,000
Trustee since 2000   company) (since 1996) and MML Series
Age: 64              Investment Fund (investment company) (since
                     1996); Trustee (since 1987) and Chairman
                     (1994-2005) of the Investment Committee of
                     the Worcester Polytech Institute (private
                     university); President and Treasurer of the
                     SIS Funds (private charitable fund) (since
                     January 1999); Chairman of SIS & Family Bank,
                     F.S.B. (formerly SIS Bank) (commercial bank)
                     (January 1999-July 1999); and Executive Vice
                     President of Peoples Heritage Financial
                     Group, Inc. (commercial bank) (January
                     1999-July 1999). Oversees 39 portfolios in
                     the OppenheimerFunds complex.*
---------------------------------------------------------------------------------------------
o     Includes two open-end investment companies: MassMutual Select Funds and
   MML Series Investment Fund. In accordance with the instructions for SEC
   Form N-1A, for purposes of this section only, MassMutual Select Funds and
   MML Series Investment Fund are included in the "Fund Complex." The Manager does not consider MassMutual Select Funds and MML Series Investment Fund
   to be part of the OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.

      Mr. Murphy is an "Interested  Trustee" because he is affiliated with the
Manager by virtue of his  positions as an officer and director of the Manager, and as a shareholder of its parent  company.  The address of Mr. Murphy is Two
World Financial  Center,  225 Liberty Street,  11th Floor,  New York, New York
10281-1008.  Mr. Murphy  serves as a Trustee for an indefinite  term, or until his  resignation,  retirement,  death  or  removal  and as an  officer  for an indefinite term, or until his resignation,  retirement,  death or removal. Mr.
Murphy was  elected as a Trustee of the Funds with the  understanding  that in the event he ceases to be the chief executive officer of the Manager,  he will resign as a Trustee of the Funds and the other Board II Funds (defined  below)
for which he is a director or trustee.
-------------------------------------------------------------------------------------
                           Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name, Position(s)    Principal Occupation(s) During the Past  Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                              Range of   Beneficially
                     5 Years;                                 Shares     Owned in
Held with the        Other Trusteeships/Directorships Held;   BeneficiallAll
Trust, Length of     Number of Portfolios in the Fund         Owned in   supervised
Service, Age         Complex Currently Overseen               the Trust  Funds
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2006
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,      Chairman, Chief Executive Officer and    None       Over
Trustee, President   Director (since June 2001) and                      $100,000
and Principal        President (since September 2000) of the
Executive Officer    Manager; President and director or
since 2001           trustee of other Oppenheimer funds;
Age: 57              President and Director of OAC and of
                     Oppenheimer Partnership Holdings, Inc.
                     (holding company subsidiary of the
                     Manager) (since July 2001); Director of
                     OppenheimerFunds Distributor, Inc.
                     (subsidiary of the Manager) (since
                     November 2001); Chairman and Director
                     of Shareholder Services, Inc. and of
                     Shareholder Financial Services, Inc.
                     (transfer agent subsidiaries of the
                     Manager) (since July 2001); President
                     and Director of OppenheimerFunds Legacy
                     Program (charitable trust program
                     established by the Manager) (since July
                     2001); Director of the following
                     investment advisory subsidiaries of the
                     Manager: OFI Institutional Asset
                     Management, Inc., Centennial Asset
                     Management Corporation, Trinity
                     Investment Management Corporation and
                     Tremont Capital Management, Inc. (since
                     November 2001), HarbourView Asset
                     Management Corporation and OFI Private
                     Investments, Inc. (since July 2001);
                     President (since November 2001) and
                     Director (since July 2001) of
                     Oppenheimer Real Asset Management,
                     Inc.; Executive Vice President of
                     Massachusetts Mutual Life Insurance
                     Company (OAC's parent company) (since
                     February 1997); Director of DLB
                     Acquisition Corporation (holding
                     company parent of Babson Capital
                     Management LLC) (since June 1995);
                     Member of the Investment Company
                     Institute's Board of Governors (since
                     October 3, 2003); Chief Operating
                     Officer of the Manager (September
                     2000-June 2001); President and Trustee
                     of MML Series Investment Fund and
                     MassMutual Select Funds (open-end
                     investment companies) (November
                     1999-November 2001); Director of C.M.
                     Life Insurance Company (September
                     1999-August 2000); President, Chief
                     Executive Officer and Director of MML
                     Bay State Life Insurance Company
                     (September 1999-August 2000); Director
                     of Emerald Isle Bancorp and Hibernia
                     Savings Bank (wholly-owned subsidiary
                     of Emerald Isle Bancorp) (June
                     1989-June 1998). Oversees 99 portfolios
                     in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The  addresses  of the  officers in the chart below are as follows:  for
Messrs.  Baylin,  Bhaman,  Bomfim,  Caan,  Ferreira,  Gillespie,  Gord, Leavy,
Manioudakis,  Monoyios, O'Hare, Reinganum,  Steinmetz, Swaney, Wilby, Zack and
Zavanelli and Ms. Bloomberg,  Two World Financial Center,  225 Liberty Street,
New York,  New York  10281-1008,  for Messrs.  Petersen,  Szilagyi,  Vandehey,
Weiss and Wixted  and Mss.  Ives and Wolf,  6803 S.  Tucson  Way,  Centennial,
Colorado  80112-3924.  Each officer serves for an indefinite term or until his or her resignation, retirement death or removal.
-----------------------------------------------------------------------------------------
                              Other Officers of the Trust
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Name, Position(s)     Principal Occupation(s) During Past 5 Years
Held with the Trust,
Length of Service,
Age
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Marc L. Baylin,       Vice President of the Fund and the Manager and has been a member
Vice President and    of the Manager's Growth Equity Investment Team since September
Portfolio Manager     2005. He was Managing Director and Lead Portfolio Manager at JP
since 2005            Morgan Fleming Investment Management from June 2002 to August
Age: 39               2005 and was a Vice President of T. Rowe Price, where he was an analyst from June 1993 and a portfolio manager from March 1999 to
                      June 2002.
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Rajeev Bhaman,        Senior Vice President of the Manager since May 2006; Vice
Senior Vice           President of the Manager from January 1997 to May 2006; Assistant
President since 2006  Vice President of the Manager (March 1996-January 1997). An
and Portfolio         officer of 2 portfolios in the OppenheimerFunds complex.
Manager since 2004
Age:  43
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Antulio Bomfim,       Vice President of the Manager since October 2003; Senior
Vice President and    Economist at the Board of Governors of the Federal Reserve System
Portfolio Manager     from June 1992 to October 2003. A portfolio manager of 12
since 2003            portfolios in the OppenheimerFunds complex.
Age: 40
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Geoffrey Caan,        Vice President and Portfolio Manager of the Manager since August
Vice President and    2003; Vice President of ABN AMRO NA, Inc. (June 2002-August
Portfolio Manager     2003); Vice President of Zurich Scudder Investments (January
since 2003            1999-June 2002). A portfolio manager of 12 portfolios in the
Age: 38               OppenheimerFunds complex.
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Emmanuel Ferreira,    Vice President of the Manager since January 2003; Portfolio
Vice President and    Manager at Lashire Investments (July 1999-December 2002). An
Portfolio Manager     officer of 3 portfolios in the OppenheimerFunds complex.
since 2003
Age: 39
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Benjamin J. Gord,     Vice President of the Manager (since April 2002), of HarbourView
Vice President and    Asset Management Corporation (since April 2002) and of OFI
Portfolio Manager     Institutional Asset Management, Inc. (as of June 2002); Executive
since 2003            Director and senior fixed income analyst at Miller Anderson &
Age: 44               Sherrerd, a division of Morgan Stanley Investment Management
                      (April 1992-March 2002). A portfolio manager of 12 portfolios in the OppenheimerFunds complex.
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Christopher Leavy,    Director of Equities (since January 2007) and Senior Vice
Vice President and    President of the Manager (since September 2000); portfolio
Portfolio Manager     manager of Morgan Stanley Dean Witter Investment Management
since 2002            (1997-September 2000). An officer of 7 portfolios in the
Age: 36               OppenheimerFunds complex.
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Angelo Manioudakis,   Senior Vice President of the Manager (since April 2002), of
Vice President and    HarbourView Asset Management Corporation (since April, 2002) and
Portfolio Manager     of OFI Institutional Asset Management, Inc. (since June 2002);
since 2002            Vice President of Oppenheimer Real Asset Management, Inc. (since
Age: 40               November 2006); Executive Director and portfolio manager for
                      Miller, Anderson & Sherrerd, a division of Morgan Stanley
                      Investment Management (August 1993-April 2002). An officer of 15 portfolios in the OppenheimerFunds complex.
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Nikolaos D. Monoyios, Senior Vice President of the Manager since October 2003; a
Vice President and    Chartered Financial Analyst. Formerly Vice President of the
Portfolio Manager     Manager (April 1998-September 2003). An officer of 6 portfolios
since 1999            in the OppenheimerFunds complex.
Age: 57
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
John O'Hare,          Vice President of the Manager since September 2003; Executive
Vice President and    Vice President and Portfolio Manager (June 2000-August 2003) and
Portfolio Manager     Portfolio Manager and Senior Vice President (August 1997-June
since 2003            2000) at Geneva Capital Management, Ltd. (an investment advisor).
Age: 48               Mr. O'Hare holds a BBA in Finance and Economics from the
                      University of Wisconsin and is a Chartered Financial Analyst. An
                      officer of 2 portfolios in the OppenheimerFunds complex.
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Dr. Marc Reinganum,   Vice President of the Manager since September 2002; a Director of
Vice President and    Quantitative Research and Portfolio Strategist for Equities; the
Portfolio Manager     Mary Jo Vaughn Rauscher Chair in Financial Investments at
since 2003            Southern Methodist University since 1995. At Southern Methodist
Age: 53               University he also served as the Director of the Finance
                      Institute, Chairman of the Finance Department, President of the
                      Faculty at the Cox School of Business and member of the Board of
                      Trustee Investment Committee. An officer of 3 portfolios in the
                      OppenheimerFunds complex.
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Arthur P. Steinmetz,  Senior Vice President of the Manager (since March 1993) and of
Vice President and    HarbourView Asset Management Corporation (since March 2000). An
Portfolio Manager     officer of 3 portfolios in the OppenheimerFunds complex.
since 1993
Age: 48
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Thomas Swaney         Vice President of the Manager (since April 2006); senior analyst,
Vice President and    high grade investment team (June 2002-March 2006); senior fixed
Portfolio Manager     income analyst at Miller Anderson & Sherrerd, a division of
since 2003            Morgan Stanley Investment Management (May 1998-May 2002). A
Age: 34               portfolio manager of 12 portfolios in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Barry D. Weiss,       Vice President of the Manager (since July 2001) and of
Vice President and    HarbourView Asset Management Corporation (since June 2003); an
Portfolio Manager     officer of 5 portfolios in the OppenheimerFunds complex. Formerly
since 2001            Assistant Vice President and Senior Credit Analyst of the Manager
Age: 42               (February 2000-June 2001). Prior to joining the Manager in
                      February 2000, he was Associate Director, Structured Finance,
                      Fitch IBCA Inc. (April 1998-February 2000).
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
William L. Wilby,     Senior Vice President (since July 1994) and Senior Investment
Vice President and    Officer, Director of Equities (since July 2004) of the Manager.
Portfolio Manager     Formerly, Senior Investment Officer, Director of International
since 2005            Equities of the Manager (May 2000-July 2004) and Senior Vice
Age:  62              President of HarbourView Asset Management Corporation (May
                      1999-November 2001). An officer of 6 portfolios in the
                      OppenheimerFunds complex.
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Carol E. Wolf,        Senior Vice President of the Manager (since June 2000) and of
Vice President and    HarbourView Asset Management Corporation (since June 2003); an
Portfolio Manager     officer of 6 portfolios in the OppenheimerFunds complex. Formerly
since 1998            Vice President of the Manager (June 1990-June 2000).
Age: 55
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Mark Zavanelli,       Vice President of the Manager since November 2000; a Chartered
Vice President and    Financial Analyst; an officer of 3 portfolios in the
Portfolio Manager     OppenheimerFunds complex. Prior to joining the Manager in May
since 2001            1998 he was President of Waterside Capital Management, a
Age: 36               registered investment advisor (August 1995-April 1998).
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Mark S. Vandehey,     Senior Vice President and Chief Compliance Officer of the Manager
Vice President and    (since March 2004); Vice President of OppenheimerFunds
Chief Compliance      Distributor, Inc., Centennial Asset Management Corporation and
Officer since 2004    Shareholder Services, Inc. (since June 1983); Vice President and
Age: 56               Director of Internal Audit of the Manager (1997-February 2004).
                      An officer of 99 portfolios in the OppenheimerFunds complex.
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Brian W. Wixted,      Senior Vice President and Treasurer of the Manager (since March
Treasurer and         1999); Treasurer of the following: HarbourView Asset Management
Principal Financial   Corporation, Shareholder Financial Services, Inc., Shareholder
& Accounting Officer  Services, Inc., Oppenheimer Real Asset Management Corporation,
since 1999            and Oppenheimer Partnership Holdings, Inc. (since March 1999),
Age: 47               OFI Private Investments, Inc. (since March 2000),
                      OppenheimerFunds International Ltd. and OppenheimerFunds plc
                      (since May 2000), OFI Institutional Asset Management, Inc. (since
                      November 2000), and OppenheimerFunds Legacy Program (since June
                      2003); Treasurer and Chief Financial Officer of OFI Trust Company
                      (trust company subsidiary of the Manager) (since May 2000);
                      Assistant Treasurer of the following: OAC (since March 1999),
                      Centennial Asset Management Corporation (March 1999-October 2003)
                      and OppenheimerFunds Legacy Program (April 2000-June 2003);
                      Principal and Chief Operating Officer of Bankers Trust
                      Company-Mutual Fund Services Division (March 1995-March 1999). An
                      officer of 99 portfolios in the OppenheimerFunds complex.
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Brian Petersen,       Vice President of the Manager (since February 2007); Assistant
Assistant Treasurer   Vice President of the Manager (August 2002-February 2007);
since 2004            Manager/Financial Product Accounting of the Manager (November
Age: 36               1998-July 2002). An officer of 99 portfolios in the
                      OppenheimerFunds complex
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Brian C. Szilagyi,    Assistant Vice President of the Manager (since July 2004);
Assistant Treasurer   Director of Financial Reporting and Compliance of First Data
since 2005            Corporation (April 2003-July 2004); Manager of Compliance of
Age: 37               Berger Financial Group LLC (May 2001-March 2003); Director of
                      Mutual Fund Operations at American Data Services, Inc. (September
                      2000-May 2001). An officer of 99 portfolios in the
                      OppenheimerFunds complex.
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Robert G. Zack,       Executive Vice President (since January 2004) and General Counsel
Vice President and    (since March 2002) of the Manager; General Counsel and Director
Secretary             of the Distributor (since December 2001); General Counsel of
since 2001            Centennial Asset Management Corporation (since December 2001);
Age: 58               Senior Vice President and General Counsel of HarbourView Asset
                      Management Corporation (since December 2001); Secretary and
                      General Counsel of OAC (since November 2001); Assistant Secretary
                      (since September 1997) and Director (since November 2001) of
                      OppenheimerFunds International Ltd. and OppenheimerFunds plc;
                      Vice President and Director of Oppenheimer Partnership Holdings,
                      Inc. (since December 2002); Director of Oppenheimer Real Asset
                      Management, Inc. (since November 2001); Senior Vice President,
                      General Counsel and Director of Shareholder Financial Services,
                      Inc. and Shareholder Services, Inc. (since December 2001); Senior
                      Vice President, General Counsel and Director of OFI Private
                      Investments, Inc. and OFI Trust Company (since November 2001);
                      Vice President of OppenheimerFunds Legacy Program (since June
                      2003); Senior Vice President and General Counsel of OFI
                      Institutional Asset Management, Inc. (since November 2001);
                      Director of OppenheimerFunds (Asia) Limited (since December
                      2003); Senior Vice President (May 1985-December 2003), Acting
                      General Counsel (November 2001-February 2002) and Associate
                      General Counsel (May 1981-October 2001) of the Manager; Assistant
                      Secretary of the following: Shareholder Services, Inc. (May
                      1985-November 2001), Shareholder Financial Services, Inc.
                      (November 1989-November 2001), and OppenheimerFunds International
                      Ltd. (September 1997-November 2001). An officer of 99 portfolios in the OppenheimerFunds complex.
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Lisa I. Bloomberg,    Vice President and Associate Counsel of the Manager (since May
Assistant Secretary   2004); First Vice President (April 2001-April 2004), Associate
since 2004            General Counsel (December 2000-April 2004), Corporate Vice
Age: 39               President (May 1999-April 2001) and Assistant General Counsel
                      (May 1999-December 2000) of UBS Financial Services Inc.
                      (formerly, PaineWebber Incorporated). An officer of 99 portfolios in the OppenheimerFunds complex.
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Kathleen T. Ives,     Vice President (since June 1998) and Senior Counsel and Assistant
Assistant Secretary   Secretary (since October 2003) of the Manager; Vice President
since 2001            (since 1999) and Assistant Secretary (since October 2003) of the
Age: 41               Distributor; Assistant Secretary of Centennial Asset Management
                      Corporation (since October 2003); Vice President and Assistant
                      Secretary of Shareholder Services, Inc. (since 1999); Assistant
                      Secretary of OppenheimerFunds Legacy Program and Shareholder
                      Financial Services, Inc. (since December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 99 portfolios in the OppenheimerFunds complex.
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Phillip S. Gillespie, Senior Vice President and Deputy General Counsel of the Manager
Assistant Secretary   (since September 2004); First Vice President (2000-September
since 2004            2004), Director (2000-September 2004) and Vice President
Age: 43               (1998-2000) of Merrill Lynch Investment Management. An officer of
                      99 portfolios in the OppenheimerFunds complex.
-----------------------------------------------------------------------------------------

|X|   Remuneration of the Officers and Trustees. The officers and the interested Trustee of the Funds, who are affiliated with the Manager, receive no salary or fee from the Funds. The Independent Trustees received the compensation shown below from the Funds for serving as a Trustee and member of a committee (if applicable), with respect to the Funds' fiscal year ended
December 31, 2006. The total compensation, including accrued retirement benefits, from the Funds and fund complex represents compensation received for serving as a Trustee and member of a committee (if applicable) of the
Boards of the Funds and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2006.

----------------------------------------------------------------------------------
Name of Trustee and Other Fund    Aggregate Compensation     Total Compensation
                                                             From the Funds and
                                 From the Funds(1) Fiscal     Fund Complex(2)
                                  year ended December 31,        Year ended
Position(s) (as applicable)                2006              December 31, 2006
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
William L. Armstrong                      $40,997                 $214,504
Chairman of the Board and
Governance Committee Member
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Robert G. Avis                            $27,332                 $143,000
Review Committee Member
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
George C. Bowen                           $27,332                 $143,000
Audit Committee Member
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Edward L. Cameron                         $32,795                 $171,600
Audit Committee Chairman
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Jon S. Fossel                             $29,469                 $154,174
Review Committee Chairman
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Sam Freedman                              $27,332                 $143,000
Review Committee Member
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Beverly Hamilton                        $27,332(3)                $143,000
Review Committee Member and
Governance Committee Member
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Robert J. Malone                        $31,431(4)                $164,452
Governance Committee Chairman
and
Audit Committee Member
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
F. William Marshall, Jr.
Audit Committee Member and                $27,332               $205,500(5)
Governance Committee Member
----------------------------------------------------------------------------------
1.    "Aggregate Compensation From the Funds" includes fees and deferred compensation, if any.
2.    In accordance with SEC regulations, for purposes of this section only,
   "Fund Complex" includes the Oppenheimer funds, the MassMutual
   Institutional Funds, the MassMutual Select Funds and the MML Series
   Investment Fund, the investment adviser for which is the indirect parent company of the Funds' Manager. The Manager also serves as the Sub-Advisor to the following: MassMutual Premier International Equity Fund, MassMutual
   Premier Main Street Fund, MassMutual Premier Strategic Income Fund,
   MassMutual Premier Capital Appreciation Fund, and MassMutual Premier
   Global Fund. The Manager does not consider MassMutual Institutional Funds,
   MassMutual Select Funds and MML Series Investment Fund to be part of the
   OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.
3.    Includes $27,332 deferred by Ms. Hamilton under the "Deferred
   Compensation Plan" described below.
4.    Mr. Malone has elected not to participate in the "Deferred Compensation
   Plan" effective 1/01/06.
5.    Includes $62,500 compensation paid to Mr. Marshall for serving as a
   Trustee for MassMutual Select Funds and MML Series Investment Fund.

|X|   Deferred Compensation Plan For Trustees. The Board of Trustees has
adopted a Deferred Compensation Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the
Trustee. The amount paid to the Trustee under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the Funds' assets, liabilities or net income per share. The plan will not obligate the Funds to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, the Funds may invest in the funds selected by the Trustees under the plan without shareholder approval for the limited purpose of determining the value of the Trustees' deferred compensation account.

|X|   Major Shareholders. As of March 15, 2007, the only persons or entities who owned of record or were known by the Funds to own beneficially 5% or more of any class of the Funds' outstanding shares were the Manager and the following insurance companies and their respective affiliates, such shares were held as shown in Appendix D:

(i)   Allianz Life Insurance Company of North America ("Allianz"),
            Minneapolis, MN;
(ii)  Allmerica Financial Life Insurance and Annuity Company ("Allmerica
            Financial"), Worcester, MA;
(iii) Allstate Financial Advisors ("Allstate Financial"), Lincoln, NE;
(iv)  Allstate Life Insurance Company of New York ("Allstate Life of NY"),
            Vernon Hills, IL;
(v)   Allstate Life Insurance Company ("Allstate Life Ins. Co."), Vernon
            Hills, IL;
(vi)  American Enterprise Life Insurance Company ("American Express"),
            Minneapolis, MN;
(vii) Cuna Mutual Life Insurance Company ("Cuna"), Waverly, IA;
(viii)......GE Life and Annuity Assurance Company ("GE"), Richmond, VA;
(ix)  Hartford Life Annuity Insurance Company ("Hartford Life Annuity"),
            Simsbury, CT;
(x)   Hartford Life Insurance Company ("Hartford Life Ins. Co"), Simsbury, CT;
(xi)  IDS Life Insurance Company ("IDS Life"), Minneapolis, MN;
(xii) IDS Life Insurance Company of New York ("IDS Life of NY")
(xiii)......ING Life Insurance and Annuity Company ("ING"), Hartford, CT;
(xiv) Lincoln Benefit Life Company ("Lincoln Benefit"), Lincoln, NE;
(xv)  Mass Mutual Life Insurance Company ("Mass Mutual"), Springfield, MA;
(xvi) Merrill Lynch, Pierce, Fenner, & Smith, Inc. ("Merrill Lynch"),
            Jacksonville, FL;
(xvii)......Minnesota Life Insurance Company ("Minnesota Life"), St. Paul, MN;
(xviii).....Nationwide Life Insurance Company ("Nationwide"), Columbus, OH;
(xix) Protective Life Insurance Company ("Protective"), Birmingham, AL;
(xx)  Pruco Life Insurance Company of Arizona ("Prudential"), AZ
(xxi) Sun Life Assurance Company of Canada (U.S.) ("Sun Life Financial"),
            Wellesley Hills, MA and

The Manager.  The Manager is wholly-owned by Oppenheimer  Acquisition Corp., a holding company  controlled by Massachusetts  Mutual Life Insurance Company, a
global, diversified insurance and financial services organization.

|X|   Code of  Ethics.  The Funds  (except  Money  Fund/VA),  Manager  and the
Distributor  have a Code of  Ethics.  It is  designed  to  detect  and prevent  improper  personal  trading by certain  employees,  including portfolio  managers,  that would compete with or take advantage of the
Fund's  portfolio  transactions.  Covered persons include persons with knowledge of the  investments  and  investment  intentions of the Fund and other  funds  advised  by the  [Manager  /  Adviser  /  Investment
Adviser].  The Code of Ethics  does  permit  personnel  subject to the
Code  to  invest  in  securities,  including  securities  that  may be purchased  or held by the Fund,  subject  to a number of  restrictions and  controls.  Compliance  with  the  Code  of  Ethics  is  carefully monitored  and  enforced  by  the  [Manager  /  Adviser  /  Investment
Adviser].

                The  Code  of  Ethics  is an  exhibit  to  the  Fund's
registration  statement  filed  with the SEC and can be  reviewed  and copied at the SEC's  Public  Reference  Room in  Washington,  D.C. You
can  obtain  information  about the hours of  operation  of the Public
Reference  Room by  calling  the SEC at  1.202.551.8090.  The  Code of
Ethics  can  also  be  viewed  as  part  of  the  Fund's  registration statement on the SEC's EDGAR  database at the SEC's  Internet  website at  www.sec.gov.  Copies may be obtained,  after paying a  duplicating
fee,  by  electronic   request  at  the  following   E-mail   address:
publicinfo@sec.gov.,  or by  writing  to the  SEC's  Public  Reference
Section, Washington, D.C. 20549-0102.

|X|   Portfolio Proxy Voting. The Funds (except Money Fund/VA) have adopted
Portfolio Proxy Voting Policies and Procedures, which include Proxy Voting
Guidelines, under which the Funds votes proxies relating to securities
("portfolio proxies") held by the Funds. The Funds' primary consideration in voting portfolio proxies are the financial interests of the Funds and their shareholders. The Funds have retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Funds' Portfolio Proxy
Voting Guidelines and to maintain records of such portfolio proxy voting. The
Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Funds and the Manager or the
Manager's affiliates or business relationships. Such a conflict of interest may arise, for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such conflicts by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following two procedures: (1) if the proposal that gives rise to the conflict is specifically addressed in the Proxy Voting Guidelines, the
Manager will vote the portfolio proxy in accordance with the Proxy Voting
Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; and (2) if such proposal is not specifically addressed in the Proxy Voting Guidelines or the Proxy Voting Guidelines
provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent. If neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting. The Proxy Voting Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:
o     The Funds generally vote with the recommendation of the issuer's management on routine matters, including ratification of the independent registered public accounting firm, unless circumstances indicate otherwise.
o     The Funds evaluate nominees for director nominated by management on a case-by-case basis, examining the following factors, among others:
      Composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.
o     In general, the Funds oppose anti-takeover proposals and supports the elimination, or the ability of shareholders to vote on the preservation or elimination, of anti-takeover proposals, absent unusual circumstances.
o     The Funds support shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o     The Funds oppose proposals to classify the board of directors.
o     The Funds support proposals to eliminate cumulative voting.
o     The Funds oppose re-pricing of stock options without shareholder approval.
o     The Funds generally consider executive compensation questions such as stock option plans and bonus plans to be ordinary business activity.
      The Funds analyze stock option plans, paying particular attention to their dilutive effect. While the Funds generally support management proposals, the Funds oppose plans it considers to be excessive.

The Funds are required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds' Form N-PX filing are available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677 and (ii) on the
SEC's website at www.sec.gov.

|X|   The Investment Advisory Agreements. The Manager provides investment advisory and management services to each Fund under an investment advisory agreement between the Manager and the Trust for each Fund. The Manager selects securities for the Funds' portfolios and handles their day-to-day business. The portfolio managers of the Funds are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the Funds' portfolios. Other members of the Manager's investment teams provide the portfolio managers with counsel and support in managing the
Funds' portfolios as appropriate.

      The agreements require the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the
Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the
Funds. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Funds.

      The Funds pay expenses not expressly assumed by the Manager under the advisory agreements. The advisory agreement lists examples of expenses paid by the Funds. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.
The management fees paid by the Funds to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of each of the Funds as a whole. Whenever more than one class of shares is issued, the fees are allocated to each class of shares based upon the relative proportion of a Fund's net assets represented by that class.

------------------------------------------------------------------------------
            Management Fees for the Fiscal Year Ended December 31
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Fund                             2004             2005             2006
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Balanced Fund/VA              $4,101,747       $4,290,435       $4,020,826
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Capital Appreciation          $12,193,670      $12,603,901      $13,090,904
Fund/VA
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Core Bond Fund/VA             $4,013,043       $3,446,635       $3,030,438
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Global Securities Fund/VA     $18,297,753      $18,210,907      $21,291,245
------------------------------------------------------------------------------
------------------------------------------------------------------------------
High Income Fund/VA           $4,058,869       $4,222,535       $3,808,520
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Main Street Fund(R)/VA          $9,708,725       $10,549,666      $12,021,246
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Main Street Small Cap         $1,070,988       $1,936,534       $3,908,014
Fund(R)/VA
------------------------------------------------------------------------------
------------------------------------------------------------------------------
MidCap Fund/VA                $7,692,943       $8,080,149       $7,923,282
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Money Fund/VA                  $982,603         $839,327         $770,054
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Strategic Bond Fund/VA        $5,203,309       $6,559,031       $9,733,081
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Value Fund/VA                   $25,294          $21,587          $20,780
------------------------------------------------------------------------------

      The investment advisory agreements state that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Funds sustain in connection with matters to which the agreement relates.

      The agreements permit the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to a Fund, the Manager may withdraw the right of that Fund to use the name "Oppenheimer" as part of its name.

Portfolio Managers. Each Fund's portfolio is managed by the following:

Fund Name                  Portfolio Manager(s)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Balanced Fund/VA           Emmanuel Ferreira, Angelo Manioudakis, Antulio
                           Bomfim, Geoffrey Caan, Benjamin J. Gord and Thomas
                           Swaney
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Capital Appreciation       Marc L. Baylin and William L. Wilby
Fund/VA
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Core Bond Fund/VA          Angelo Manioudakis, Antulio Bomfim, Geoffrey Caan,
                           Benjamin J. Gord and Thomas Swaney
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Global Securities Fund/VA  Rajeev Bhaman
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
High Income Fund/VA        Angelo Manioudakis, Antulio Bomfim, Geoffrey Caan,
                           Benjamin J. Gord and Thomas Swaney
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Main Street Fund(R)/VA       Nikolaos D. Monoyios and Marc Reinganum
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Main Street Small Cap      Nikolaos D. Monoyios and Mark Zavanelli
Fund(R)/VA
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
MidCap Fund/VA             John O'Hare
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Money Fund/VA              Barry D. Weiss and Carol E. Wolf
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Strategic Bond Fund/VA     Arthur P. Steinmetz
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Value Fund/VA              Christopher Leavy
----------------------------------------------------------------------------------

      Each of the above individuals is referred to as "Portfolio Manager" and collectively they are referred to as the "Portfolio Managers". They are the persons who are responsible for the day-to-day management of each Fund's respective investments.

|X|   Other Accounts Managed. In addition to managing the Fund's investment portfolio, Messrs. O'Hare, Ferreira, Leavy, Manioudakis, Bomfim, Caan, Gord,
Swaney, Baylin, Bhaman, Monoyios, Reinganum, Zavanelli, Weiss, Wilby and
Steinmetz and Ms. Wolf also manage other investment portfolios or accounts on behalf of the Manager or its affiliates. The following tables provide information regarding those portfolios and accounts as of December 31, 2006.
Except for one registered investment company managed by Mr. Bhaman no portfolio or account has a performance-base advisory fee:

----------------------------------------------------------------------------------
     Fund Name and       RegistereTotal     Other    Total      Other   Total
                                  Assets             Assets in
                                  in                 Other
                                  RegisteredPooled   Pooled             Assets
                         InvestmenInvestmentInvestmenInvestment         in Other  2)
                         CompaniesCompanies Vehicles Vehicles   AccountsAccounts
   Portfolio Managers    Managed  Managed(1)Managed  Managed(1) Managed Managed(1,
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Balanced Fund/VA
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Emmanuel Ferreira           3     $3,076.1    None      None     None     None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Angelo Manioudakis          18    $15,431.2    6       $197.6      2     $157.1
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Antulio Bomfim              15    $14,983.4    6       $197.6      1      $41.3
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Geoffrey Caan               15    $14,983.4    6       $197.6      1      $41.3
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Benjamin J. Gord            15    $14,983.4    6       $197.6      1      $41.3
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Thomas Swaney               15    $14,983.4    6       $197.6      1      $41.3
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Capital Appreciation
Fund/VA
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Marc L. Baylin              6     $11,706.5    1        $7.6     None     None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
William L. Wilby            6     $11,706.5    1        $7.6     None     None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Core Bond Fund/VA
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Angelo Manioudakis          18    $15,571.1    6       $197.6      2     $157.1
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Antulio Bomfim              15    $15,123.3    6       $197.6      1      $41.3
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Geoffrey Caan               15    $15,123.3    6       $197.6      1      $41.3
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Benjamin J. Gord            15    $15,123.3    6       $197.6      1      $41.3
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Thomas Swaney               15    $15,123.3    6       $197.6      1      $41.3
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Global Securities
Fund/VA
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Rajeev Bhaman               15    $24,815.7    4       $686.9    None     None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
High Income Fund/VA
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Angelo Manioudakis          18    $15,444.2    6       $197.6      2     $157.1
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Antulio Bomfim              15    $14,996.3    6       $197.6      1      $41.3
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Geoffrey Caan               15    $14,996.3    6       $197.6      1      $41.3
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Benjamin J. Gord            15    $14,996.3    6       $197.6      1      $41.3
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Thomas Swaney               15    $14,996.3    6       $197.6      1      $41.3
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Main Street Fund(R)/VA
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Nikolaos D. Monoyios        17    $26,343.1    1       $33.2     None     None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Marc Reinganum              8     $15,325.6   None      None     None     None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Main Street Small Cap Fund(R)/VA
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Nikolaos D. Monoyios        17    $27,769.7    1       $33.2     None     None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Mark Zavanelli              8     $10,313.5   None      None     None     None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
MidCap Fund/VA
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
John O'Hare                 1     $1,115.5    None      None     None     None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Money Fund/VA
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Barry D. Weiss              5     $32,380.3    2       $305.5    None     None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Carol E. Wolf               5     $32,380.3    2       $305.5    None     None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Strategic Bond Fund/VA
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Arthur P. Steinmetz         6     $14,347.9    3       $74.4     None     None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Value Fund/VA
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Christopher Leavy           11    $11,667.8    4     $1,018.02   None     None
----------------------------------------------------------------------------------
1.    In millions.
2.    Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

      The following table provides information regarding the account managed by Mr. Bhaman that has an advisory fee based on performance:

      ----------------------------------------------------------------
      Portfolio Manager     Registered          Total Assets in
                            Investment       Registered Investment
                         Companies Managed    Companies Managed(1)
      ----------------------------------------------------------------
      ----------------------------------------------------------------
      Rajeev Bhaman              1                   $74.9
      ----------------------------------------------------------------
      1.  In millions.

      As indicated above, each of the Portfolio Managers also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Funds. That may occur whether the investment strategies of the other funds or accounts are the same as, or different from, the Funds' investment objectives and strategies. For example, a Portfolio Manager may need to allocate investment opportunities between a
Fund and another fund or account having similar objectives or strategies, or a Portfolio Manager may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by a Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of a Fund, the
Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the
Manager's fiduciary obligations to treat all of its clients, including the
Funds, fairly and equitably, and are designed to preclude the Portfolio
Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, the Funds' Portfolio Managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Funds, or may manage funds or accounts with investment objectives and strategies that are different from those of the
Funds.

|X|   Compensation of the Portfolio Managers. The Funds' Portfolio Managers
are employed and compensated by the Manager, not the Funds. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value.  As of December 31, 2006, each Portfolio Managers' compensation consisted principally of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

      To help the Manager attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions.
The annual discretionary bonus is determined by senior management of the
Manager and is based on a number of factors, including management quality
(such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers'
compensation is not based on the total value of a Fund's portfolio assets or its investment performance. However, each portfolio managers' compensation is based on the performance of a tracking portfolio that is substantially similar to the Fund or Funds that he or she manages, measured against an appropriate Lipper benchmark selected by management. The Manager has a number of procedures in place to ensure that portfolio managers do not allocate securities to those portfolios in an inequitable manner, including monitoring and dispersion analysis. The compensation structure of certain other funds and accounts managed by the Portfolio Managers differs from the compensation structure of the Funds, described above. A portion of the Portfolio Managers'
compensation with regard to other portfolios may be based on the performance of those portfolios compared to a particular benchmark and, with respect to one portfolio managed by Messrs. Manioudakis, Bomfim, Caan, Gord, Swaney and
Bhaman, may, under certain circumstances, include an amount based in part on the amount of that portfolio's management fee.

|X|   Ownership of Fund Shares. As of December 31, 2006, the Portfolio
Managers did not beneficially own any shares of the Funds, which are sold only through insurance companies to their contract owners.

Brokerage Policies of the Funds

Brokerage Provisions of the Investment Advisory Agreements.  One of the duties of the Manager  under the  investment  advisory  agreements  is to arrange the
portfolio   transactions  for  the  Funds.  The  advisory  agreements  contain provisions  relating to the employment of  broker-dealers to effect the Funds'
portfolio  transactions.  The Manager is authorized by the advisory agreements to employ  broker-dealers,  including  "affiliated  brokers,"  as that term is defined in the Investment  Company Act, that the Manager  thinks,  in its best judgment  based on all  relevant  factors,  will  implement  the policy of the
Funds to obtain,  at reasonable  expense,  the "best  execution" of the Funds'
portfolio  transactions.  "Best execution" means prompt and reliable execution at the most favorable price obtainable for the services provided.  The Manager need not seek competitive  commission  bidding.  However, it is expected to be
aware  of  the  current  rates  of  eligible   brokers  and  to  minimize  the
commissions  paid to the extent  consistent with the interests and policies of the Funds as established by its Board of Trustees.

      Under the investment advisory agreements, in choosing brokers to execute portfolio transactions for the Funds, the Manager may select brokers
(other than affiliates) that provide both brokerage and research services to the Funds. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage  Practices Followed by the Manager.  The Manager allocates brokerage for the Funds subject to the provisions of the investment  advisory agreements and other applicable rules and procedures described below.

      The Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers, together with the portfolio traders' judgment as to the execution capability of the broker or dealer. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      For the Equity Funds, transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, a Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions that are available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions executed in the secondary market.
Otherwise, brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, a Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

      For the Fixed-Income Funds, most securities purchases made by a Fund are in principal transactions at net prices. A Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Therefore, a Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates.

      Other accounts advised by the Manager have investment policies similar to those of the Funds. Those other accounts may purchase or sell the same securities as a Fund at the same time as a Fund, which could affect the supply and price of the securities. If two or more accounts advised by the
Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates.

      Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the funds' shares by
(1) directing to that broker or dealer any of the funds' portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the funds' portfolio transactions, that were effected by another broker or dealer
(these latter arrangements are considered to be a type of "step-out"
transaction). In other words, a fund and its investment adviser cannot use the funds' brokerage for the purpose of rewarding broker-dealers for selling the funds' shares.

      However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures
(and the Funds' Board of Trustees has approved those procedures) that permit the Funds to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Funds, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect the Funds' portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Funds shares when allocating the Funds' portfolio transactions, and (2) the Funds, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Funds' brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Funds' shares or the shares of any of the other
Oppenheimer funds.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Funds and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      Although the Manager currently does not do so, the Board of Trustees may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of
Trustees may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Funds' portfolio or are being considered for purchase. The
Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

      During the fiscal years ended December 31, 2004, 2005 and 2006, the
Fund paid the total brokerage commissions indicated in the chart below:

-------------------------------------------------------------------------------
Fund                          Total Brokerage Commissions Paid by the Funds*
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                  2004             2005             2006
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Balanced Fund/VA                $469,058         $259,679     $340,353
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Capital Appreciation           $2,011,561       $2,658,662    $1,864,243
Fund/VA
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Core Bond Fund/VA               $87,671             $0        $0
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Global Securities Fund/VA      $2,189,386       $2,386,971    $1,620,456
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
High Income Fund/VA              $1,548          $11,177      $15,001
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Main Street Fund(R)/VA           $2,947,503       $3,270,106    $2,615,212
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Main Street Small Cap           $838,394         $909,907     $2,269,615
Fund(R)/VA
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
MidCap Fund/VA                 $1,221,917        $748,400     $1,193,806
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Strategic Bond Fund/VA          $70,285          $66,483      $106,356
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Value Fund/VA                    $8,813           $5,335      $5,456
-------------------------------------------------------------------------------
*     Amounts do not include spreads or commissions on principal transactions on a net trade basis.

      During the fiscal year ended December 31, 2006, the Fund paid the following amounts in commissions to firms that provide brokerage and research services to the Fund with respect to the aggregate portfolio transactions indicated. All such transactions were on a "best execution" basis, as described above. The provision of research services was not necessarily a factor in the placement of all such transactions.

-------------------------------------------------------------------------------
Fund                           Commissions Paid to     Aggregate Transactions
                               Firms that Provide      by Firms that Provide
                                    Research                  Research
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Balanced Fund/VA            $3,179,924                $304,467,774
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Capital Appreciation        $1,648,886                $1,749,674,556
Fund/VA
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Core Bond Fund/VA           $0                        $0
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Global Securities Fund/VA   $1,355,256                $1,270,310,175
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
High Income Fund/VA         $0                        $0
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Main Street Fund(R)/VA        $1,260,798                $2,818,394,539
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Main Street Small Cap       $373,245                  $606,394,736
Fund(R)/VA
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
MidCap Fund/VA              $1,110,922                $1,343,969,532
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Strategic Bond Fund/VA      $0                        $0
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Value Fund/VA               $5,125                    $6,428,542
-------------------------------------------------------------------------------

Distribution and Service Plans (Service Shares and Class 4 Shares)

The Distributor. Under its General Distributor's Agreement with each Fund,
OppenheimerFunds Distributor, Inc. ("OFDI" or the "Distributor") will act as the principal underwriter for the Funds' Service shares and Class 4 shares only.

      Each Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the Investment Company Act (a "Plan") for its Service shares and Class 4 shares, although as of December 31, 2006, only Global Securities Fund/VA offered Class 4 shares. Each Fund that offers Service shares and/or Class 4 shares will make compensation payments to the Distributor in connection with the distribution and/or servicing of those shares. The Distributor will pay insurance company separate account sponsors and other entities that offer and/or provide services to Service shares and Class 4 shares, as described in the applicable Fund's Prospectus. Each Plan has been approved by a vote of
(i) the Board of Trustees of the Trust, including a majority of the
Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the Manager as the then-sole initial holder of such shares.

      Under the Plans, the Funds currently use the fees it receives to pay insurance company separate account sponsors or their affiliates (each is referred to as a "Recipient") for personal services and account maintenance services they provide for their customers who hold Service and Class 4 shares. The services include, among others, answering customer inquiries about the Funds, assisting in establishing and maintaining accounts in the
Funds, and providing other services at the request of a Fund.

      Under the Plans, no payment will be made to any Recipient in any period if the aggregate net assets of a Fund's Service and Class 4 shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Trust's
Independent Trustees. The Plans provide for a fee of 0.25% of average annual net assets (although the Board of Trustees had set the fee at 0.15% of average net assets for all series prior to May 1, 2003). As of December 31,
2006, the Board had set no minimum asset amount. For the fiscal year ended
December 31, 2006, all payments made under the Service share Plan were paid by the Distributor, to Recipients (including Recipients affiliated with the
Manager).

      The Service shares class payments during the fiscal year ended December
31, 2006, for all Funds having Service shares outstanding as of that date, were as follows:

--------------------------------------------------------------------------
                    Fund                       Service Plan Payments by
                                                         OFDI
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Balanced Fund/VA Service Shares                        $182,249
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Capital Appreciation Fund/VA Service Shares            $751,102
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Core Bond Fund/VA Service Shares                        $17,979
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Global Securities Fund/VA Service Shares              $1,031,019
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Global Securities Fund/VA Class 4                      $153,083
--------------------------------------------------------------------------
--------------------------------------------------------------------------
High Income Fund/VA Service Shares                     $352,904
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Main Street Fund(R)/VA Service Shares                  $1,122,003
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Main Street Small Cap Fund(R)/VA Service Shares          $550,413
--------------------------------------------------------------------------
--------------------------------------------------------------------------
MidCap Fund/VA Service Shares                           $71,776
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Strategic Bond Fund/VA Service Shares                 $1,018,455
--------------------------------------------------------------------------

      Under the Plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the
Manager derives from the advisory fees it receives from the Funds, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Funds' shares. These payments, some of which may be referred to as "revenue sharing," may relate to the Funds' inclusion on a financial intermediary's preferred list of funds offered to its clients.

      Unless a plan is terminated as described below, each Plan continues in effect from year to year but only if the Trust's Board of Trustees and its
Independent Trustees specially vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing each Plan. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding Service shares or Class 4 shares. The Board of Trustees and the
Independent Trustees must approve all material amendments to each plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment.

      While the plans are in effect and Service shares and/or Class 4 shares are outstanding, the Treasurer of the Trust shall provide separate written reports on each plan to the Board of Trustees at least quarterly for their review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

Payments to Fund Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Funds in the form of 12b-1 plan payments as described in the preceding section of this SAI. Additionally, the Manager and/or the
Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the
Funds and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers, dealers or insurance agents who sell and/or hold shares of a fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor. The payments to intermediaries vary by the types of product sold, the features of the funds share class and the role played by the intermediary.

      Possible types of payments to financial intermediaries include, without limitation, those discussed below.

o     Payments made by the Funds, or by an investor buying or selling shares of the Funds may include:
o     ongoing asset-based payments attributable to the share class selected, including fees payable under the Funds' distribution and/or service plans adopted under Rule 12b-1 under the Investment
              Company Act, which are paid from the Funds' assets and
              allocated to the class of shares to which the plan relates (see
              "About the Funds--Distribution and Service Plans" above);

o     shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other
              administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the Manager or
              Distributor for expenses they incur on behalf of the Funds.

o     Payments made by the Manager or Distributor out of their respective resources and assets, which may include profits the Manager derives from investment advisory fees paid by the Funds. These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as "revenue sharing" payments, may be in addition to the payments by the Funds listed above.
o     These types of payments may reflect compensation for marketing support, support provided in offering the Funds or other Oppenheimer funds through certain trading platforms and programs,
              transaction processing or other services;
o     The Manager and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any
              self-regulatory agency, such as the NASD. Payments are made based on the guidelines established by the Manager and
              Distributor, subject to applicable law.

      These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Funds or other
Oppenheimer funds, or to support the marketing or promotional efforts of the
Distributor in offering shares of the Funds or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Funds or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Funds' Prospectuses and this SAI. You should ask your financial intermediary for information about any payments it receives from the Funds, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

      Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Funds or other Oppenheimer funds, a financial intermediary's sales of shares of the Funds or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Funds or such other Oppenheimer funds.

      Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

o     transactional support, one-time charges for setting up access for the
         Funds or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
o     program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
o     placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives.

      Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

      For the year ended December 31, 2006, the following financial intermediaries that are broker-dealers offering shares of the Oppenheimer funds, and/or their respective affiliates, received revenue sharing or similar distribution-related payments from the Manager or Distributor for marketing or program support:

1st Global Capital Co.                   Advantage Capital Corporation /
                                        FSC
 Aegon                                   Aetna Life Ins & Annuity Co.
 AG Edwards                              AIG Financial Advisors
 AIG Life                                Allianz Life Insurance Company
                                         American Enterprise Life
 Allstate Life                          Insurance
 American General Annuity                American Portfolios
 Ameriprise                              Ameritas
 Annuity Investors Life                  Associated Securities
 AXA Advisors                            AXA Equitable Life Insurance
 Banc One Securities Corporation         BNY Investment Center
 Cadaret Grant & Co, Inc.                Chase Investment Services
                                         Citigroup Global Markets Inc
 Citicorp Investment Services, Inc.     (SSB)
 CitiStreet                              Citizen's Bank of Rhode Island
 Columbus Life                           Commonwealth Financial Network
 CUNA Brokerage Services, Inc.           CUSO Financial Services, L.P.
 Edward D Jones & Co.                    Federal Kemper
 Financial Network (ING)                 GE Financial Assurance
 GE Life & Annuity                       Genworth Financial
 GlenBrook Life and Annuity Co.          Great West Life
 Hartford Life Insurance Co.             HD Vest Investment Services
 Hewitt Associates                       IFMG Securities, Inc.
 ING Financial Advisers                  ING Financial Partners
                                         Kemper Investors Life Insurance
 Jefferson Pilot Securities Co.         Co.
 Legend Equities Co.                     Legg Mason Wood Walker
 Lincoln Benefit National Life           Lincoln Financial
 Lincoln Investment Planning, Inc.       Linsco Private Ledger Financial
 Mass Mutual                             McDonald Investments, Inc.
 Merrill Lynch                           Minnesota Life
 Mony Life                               Morgan Stanley Dean Witter
 Multifinancial (ING)                    Mutual Service Co.
 National Planning Co.                   Nationwide
 NFP                                     Park Avenue Securities LLC
 PFS Investments, Inc.                   Phoenix Life Insurance Co.
 Plan Member Securities                  Prime Capital Services, Inc.
 Primevest Financial Services, Inc.      Protective Life Insurance Co.
 Provident Mutual Life & Annuity         Prudential
 Raymond James & Associates, Inc.        RBC Daine Rauscher
 Royal Alliance                          Securities America, Inc.
 Security Benefit                        Security First-Metlife
 Signator Investments                    Sun Life Insurance Co.
 Sun Trust Securities, Inc.              Thrivent Financial
 Travelers Life & Annuity Co.            UBS Financial Services, Inc.
 Union Central                           United Planners
                                         Walnut Street Securities (Met
 Wachovia                               Life)
 Waterstone Financial Group              Wells Fargo

      or the year ended December 31, 2006, the following firms, which in some cases are broker-dealers, received payments from the Manager or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

 1st Global Capital Co.                A G Edwards
 ACS HR Solutions                      ADP
 AETNA Life Ins & Annuity Co.          Alliance Benefit Group
 American Enterprise Investments       American Express Retirement Service
 American Funds (Fascorp)              American United Life Insurance Co.
 Ameriprise                            Ameritrade, Inc.
 AMG Administrative Management Group   AST (American Stock & Transfer)
 AXA Advisors                          Baden Retirement
 BCG - New                             BCG (Programs for Benefit Plans)
 Bear Stearns Securities Co.           Benefit Administration, Inc.(WA)
 Benefit Administration, Inc.(WIS)     Benefit Plans Administration
 Benetech, Inc.                        Bisys
 Boston Financial Data Services        Ceridian
 Charles Schwab & Co, Inc.             Citigroup Global Markets Inc (SSB)
 CitiStreet                            City National Investments
 Clark Consulting                      CPI
 DA Davidson & Co.                     Daily Access. Com, Inc.
 Davenport & Co, LLC                   David Lerner Associates
 Digital Retirement Solutions          DR, Inc.
 Dyatech                               E*Trade Clearing LLC
 Edgewood                              Edward D Jones & Co.
 Equitable Life / AXA                  ERISA Administrative Svcs, Inc
 ExpertPlan.com                        FAS Co. (FASCore/RK Pro)
 FBD Consulting                        Ferris Baker Watts, Inc.
 Fidelity                              First Clearing LLC
 First Southwest Co.                   First Trust - Datalynx
 First Trust Corp                      Franklin Templeton
 Geller Group                          Great West Life
 H&R Block Financial Advisors, Inc.    Hartford Life Insurance Co.
 HD Vest Investment Services           Hewitt Associates
 HSBC Brokerage USA, Inc.              ICMA - RC Services
 Independent Plan Coordinators         Ingham Group
 Interactive Retirement Systems        Invesmart
 Janney Montgomery Scott, Inc.         JJB Hillard W L Lyons, Inc.
 John Hancock                          JP Morgan
 July Business Services                Kaufman & Goble
 Legend Equities Co.                   Legg Mason Wood Walker
 Lehman Brothers, Inc.                 Liberty-Columbia 529 Program
 Lincoln Investment Planning, Inc.     Lincoln National Life Insurance Co.
 Linsco Private Ledger Financial       MassMutual
 Matrix Settlement & Clearance
 Services                              McDonald Investments, Inc.
 Mercer HR Services                    Merrill Lynch
 Mesirow Financial, Inc.               MetLife
 MFS Investment Management             Mid Atlantic Capital Co.
 Milliman USA                          Morgan Keegan & Co, Inc.
 Morgan Stanley Dean Witter            Nathan & Lewis Securities, Inc.
 National City Bank                    National Deferred Comp
 National Financial                    National Investor Services Co.
 Nationwide                            Newport Retirement Services
 Northwest Plan Services               NY Life Benefits
 Oppenheimer & Co, Inc.                Peoples Securities, Inc.
 Pershing                              PFPC
 Piper Jaffray & Co.                   Plan Administrators
 Plan Member Securities                Primevest Financial Services, Inc.
 Principal Life Insurance              Prudential
 PSMI Group                            Quads Trust Company
 Raymond James & Associates, Inc.      Reliastar
 Robert W Baird & Co.                  RSM McGladrey
 Scott & Stringfellow, Inc.            Scottrade, Inc.
 Southwest Securities, Inc.            Standard Insurance Co
 Stanley, Hunt, Dupree & Rhine         Stanton Group, Inc.
 Sterne Agee & Leach, Inc.             Stifel Nicolaus & Co, Inc.
 Sun Trust Securities, Inc.            Symetra
 T Rowe Price                          The 401k Company
 The Princeton Retirement Group Inc.   The Retirement Plan Company, LLC
 TruSource                             TruSource Union Bank of CA
 UBS Financial Services, Inc.          Unified Fund Services (UFS)
 US Clearing Co.                       USAA Investment Management Co.
 USI Consulting Group                  Valic
 Vanguard Group                        Wachovia
 Web401K.com                           Wedbush Morgan Securities
 Wells Fargo                           Wilmington Trust

Performance of the Funds

Explanation  of Performance  Terminology.  The Funds use a variety of terms to illustrate  their  investment  performance.  Those terms  include  "cumulative total return,"  "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An  explanation of how total  returns are  calculated  is set forth below.  The charts below show the
Funds'  performance  as of the Funds'  most recent  fiscal  year end.  You can obtain current  performance  information by calling the Funds'  Transfer Agent at  1.800.981.2871  or by visiting the  OppenheimerFunds  Internet  website at
www.oppenheimerfunds.com.

      The Funds' illustrations of their performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by a Fund of its performance data must include the average annual total returns for the advertised class of shares of that Fund.

      Use of standardized performance calculations enables an investor to compare the Funds' performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the
Funds' performance information as a basis for comparison with other investments:

o     Yields and total returns measure the performance of a hypothetical account in a Fund over various periods and do not show the performance of each shareholder's account. Your account's
          performance will vary from the model performance data if the participating insurance company selects to have dividends paid in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o     The Funds' performance does not reflect the charges deducted from an investor's separate account by the insurance company or other sponsor of that separate account, which vary from product to product. If these charges were deducted, performance will be lower than as described in the Funds' Prospectus and Statement of
          Additional Information. In addition, the separate accounts may have inception dates different from those of the Funds. The sponsor for your insurance product can provide performance information that reflects those charges and inception dates.
o     The Funds' performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
o     An investment in the Funds is not insured by the FDIC or any other government agency.
o     The principal value of the Funds' shares, its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
o     The preceding statement does not apply to Money Fund/VA, which seeks to maintain a stable net asset value of $1.00 per share. There can be no assurance that Money Fund/VA will be able to do so.
o     When an investor's shares are redeemed, they may be worth more or less than their original cost.
o     Oppenheimer MidCap Fund/VA did not adopt its investment policy on investing in mid-cap stocks (see page 40) until April 30, 2006.
o     Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns. The Funds' total returns should not be expected to be the same as the returns of other
          Oppenheimer funds, whether or not such other funds have the same portfolio managers and/or similar names.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Funds are affected by market conditions, the quality of that Fund's investments, the maturity of debt investments, the types of investments that Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Yields. The Funds use a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

o     Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period.
It is not based on actual distributions paid by the Fixed Income Funds to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Funds' portfolio investments for that period.
It may therefore differ from the "dividend yield" for the same class of shares, described below.

------------------------------------------------------------------------------
                                                      a-b      6
                             Standarized Yield = 2[ ( ----- +1) -1]
                                                       cd
------------------------------------------------------------------------------
      Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

    The symbols above represent the following factors:
      a =  dividends and interest earned during the 30-day period.
      b =  expenses accrued for the period (net of any expense assumptions).
      c =  the  average  daily  number  of shares  of that  class  outstanding during the 30-day period that were entitled to receive dividends.
      d =  the maximum  offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Funds' classes of shares will differ for any
30-day period.

o     Dividend Yield. The Fixed Income Funds may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period.
Because the Fixed Income Funds pay their annual dividend in March of each year, dividend yield is shown for the 30 days ended March 31, 2006. The formula is shown below:

Dividend Yield = Distribution Paid / No. of Days in the Period x No. of Days
in the Calendar Year
                    Maximum Offering Price (payment date)

----------------------------------------------------------------------------
                      Standardized Yield for the   Dividend Yield for the
        Fund                    30-Day                     30-Day
                        Period Ended 12/31/06       Period Ended 3/31/06
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Core Bond Fund/VA               4.67%                       5.56%
Non-Service Shares
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Core Bond Fund/VA               4.40%                       5.41%
Service Shares
----------------------------------------------------------------------------
----------------------------------------------------------------------------
High Income Fund/VA             6.82%                       8.02%
Non-Service Shares
----------------------------------------------------------------------------
----------------------------------------------------------------------------
High Income Fund/VA             6.55%                       7.81%
Service Shares
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Strategic Bond                  4.11%                       4.42%
Fund/VA
Non-Service Shares
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Strategic Bond                  3.89%                       4.22%
Fund/VA
Service Shares
----------------------------------------------------------------------------

o     Money Fund/VA Yields. The current yield for Money Fund/VA is calculated for a seven-day period of time as follows. First, a base period return is calculated for the seven-day period by determining the net change in the value of a hypothetical pre-existing account having one share at the beginning of the seven-day period. The change includes dividends declared on the original share and dividends declared on any shares purchased with dividends on that share, but such dividends are adjusted to exclude any realized or unrealized capital gains or losses affecting the dividends declared. Next, the base period return is multiplied by 365/7 to obtain the current yield to the nearest hundredth of one percent.

   The compounded effective yield for a seven-day period is calculated by
   (1)      adding 1 to the base period return (obtained as described above),
   (2)      raising the sum to a power equal to 365 divided by 7, and
   (3)      subtracting 1 from the result.

      The yield as calculated above may vary for accounts less than approximately $100 in value due to the effect of rounding off each daily dividend to the nearest full cent. The calculation of yield under either procedure described above does not take into consideration any realized or unrealized gains or losses on the Funds' portfolio securities which may affect dividends. Therefore, the return on dividends declared during a period may not be the same on an annualized basis as the yield for that period.

      |X|   Total Return Information. There are different types of "total returns" to measure the Funds' performance. Total return is the change in value of a hypothetical investment in a Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. Each Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

o     Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending
Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

------------------------------------------------------------------------------
                              {ERV}1/n
                              -----   -1=Average Annual Total Return
                              { P }
------------------------------------------------------------------------------

o     Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

------------------------------------------------------------------------------
                              ERV - P
                              ------- = Total Return
                                P
------------------------------------------------------------------------------

---------------------------------------------------------------------------
         The Funds' Total Returns for the Periods Ended 12/31/06
---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
    Fund and Class/Inception       1 Year         5 Years        10 Years
              Date                                  (or            (or
                                              life-of-class)  life-of-class)
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
  Balanced Fund/VA                 11.15%          7.32%          8.03%
  Non-Service Shares(2/9/87)
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
  Balanced Fund/VA                 10.86%          7.88%           N/A
  Service Shares (5/1/02)
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
  Capital Appreciation Fund/VA     7.95%           3.05%          8.47%
  Non-Service Shares (4/3/85)
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
  Capital Appreciation Fund/VA     7.68%           2.78%          5.47%
  Service Shares (9/18/01)
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
  Core Bond Fund/VA                5.28%           5.81%          5.71%
  Non-Service Shares (4/3/85)
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
  Core Bond Fund/VA                4.93%           5.80%           N/A
  Service Shares (5/1/02)
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
  Global Securities Fund/VA        17.69%         12.29%          13.83%
  Non-Service Shares
  (11/12/90)
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
  Global Securities Fund/VA        17.36%         12.03%          5.78%
  Service Shares (7/13/00)
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
  Global Securities Fund/VA        17.69%         25.53%           N/A
  Class 3 shares (5/1/03)
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
  Global Securities Fund/VA        17.40%         18.15%           N/A
  Class 4 shares (5/3/04)
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
  High Income Fund/VA              9.42%           8.10%          5.45%
  Non-Service Shares (4/30/86)
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
  High Income Fund/VA              9.23%           7.86%          7.75%
  Service Shares (9/18/01)
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
  Main Street Fund(R)/VA             15.03%          6.55%          6.63%
  Non-Service Shares (7/5/95)
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
  Main Street Fund(R)/VA             14.76%          6.29%          1.14%
  Service Shares (7/13/00)
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
  Main Street Small Cap            15.00%         12.92%          8.95%
  Fund(R)/VA
  Non-Service Shares (5/1/98)
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
  Main Street Small Cap            14.66%         12.70%          12.41%
  Fund(R)/VA
  Service Shares (7/16/01)
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
  MidCap Fund/VA                   2.96%           4.67%          5.85%
  Non-Service Shares (8/15/86)
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
  MidCap Fund/VA                   2.70%           4.39%          -7.50%
  Service Shares (10/16/00)
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
  Money Fund/VA (4/3/85)           4.71%           2.15%          3.63%
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
  Strategic Bond Fund/VA           7.49%           8.75%          6.53%
  Non-Service Shares (5/3/93)
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
  Strategic Bond Fund/VA           7.23%           8.36%          7.55%
  Service Shares (3/19/01)
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
  Value Fund/VA*                   14.03%         15.57%           N/A
  Non-Service Shares (1/2/03)
  ---------------------------------------------------------------------------
      * Information  for a full calendar year is not available for the Service
  Shares because it commenced operations on September 15, 2006

Other Performance  Comparisons.  The Funds compare their performance  annually to that of an appropriate  broadly-based  market index in its Annual Report to shareholders.  You can obtain that  information  by  contacting  the  Transfer
Agent at the  addresses or telephone  numbers  shown on the cover of this SAI.
The Funds may also compare  their  performance  to that of other  investments,
including   other  mutual  funds,  or  use  rankings  of  its  performance  by independent  ranking entities.  Examples of these performance  comparisons are set forth below.

      |X|   Lipper Rankings. From time to time the Funds may publish the rankings of their performance of each classes of shares by Lipper, Inc.
("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Funds, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the Funds in particular categories.

      |X|   Performance Rankings and Comparisons by Other Entities and
Publications. From time to time the Funds may include in advertisements and sales literature performance information about the Funds cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal,
Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The Funds'
performance may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Funds' shares classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills.
However, the Funds' returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.
Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Funds may publish rankings or ratings of the
Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, insurance sponsors, shareholders or others.

      From time to time the Funds may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Funds and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Funds and the total return performance of other
Oppenheimer funds included in the account. Additionally, from time to time, the funds advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,

o     information about the performance of certain securities or commodities markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Funds.

ABOUT YOUR ACCOUNT

How to Buy and Sell Shares

      Shares of the Funds are sold to provide benefits under variable life insurance policies and variable annuity and other insurance company separate accounts, as explained in the Prospectuses of the Funds and of the insurance product you have selected. Instructions from an investor to buy or sell shares of a Fund should be directed to the insurance sponsor for the investor's separate account, or that insurance sponsor's agent.

|X|   Allocation of Expenses. Each Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of each Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      For each Fund that has more than one class of shares outstanding, the methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of a Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of
Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and  service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Funds are determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of a Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days
(for example, in case of weather emergencies or on days falling before a U.S.
holiday). All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day,
Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and
Christmas Day. It may also close on other days.

      Dealers other than NYSE members may conduct trading in certain securities on days on which the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Funds'
net asset values will not be calculated on those days, the Funds' net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on many foreign stock exchanges and over-the-counter markets normally is completed before the close of the NYSE.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of the NYSE, will not be reflected in the Funds' calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the Board at its next ensuing meeting.

|X|   Securities Valuation. The Funds' Board of Trustees has established procedures for the valuation of those Funds' securities. In general the procedures for all Funds other than Money Fund/VA are as follows:

o     Equity securities traded on a U.S. securities exchange are valued as follows:
(1)   if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded, on that day, or
(2)   if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and
               "asked" prices on the valuation date or, if not,  at the
               closing "bid" price on the valuation date.
o     Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing service approved by the
               Board of Trustees, or
(2)   at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3)   at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked"
            prices determined by a portfolio pricing service approved by the
            Funds' Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean between the "bid" and
            "asked" prices determined by a pricing service approved by the
            Funds' Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

o     Securities (including restricted securities) not having
readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the
"bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the New York foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S.
dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked"
prices on the principal exchange on the valuation date. If not, the value shall be the closing bid price on the principal exchange on the valuation date. If the put, call or future is not traded on an exchange, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid"
price if no "asked" price is available.

      When a Fund writes an option, an amount equal to the premium received is included in that Fund's Statement of Assets and Liabilities as an asset.
An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Funds' gain on investments, if a call or put written by a Fund is exercised, the proceeds are increased by the premium received. If a call or put written by a Fund expires, that Fund has a gain in the amount of the premium. If that Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If a Fund exercises a put it holds, the amount that Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Funds.

Money Fund/VA Net Asset Valuation Per Share. Money Fund/VA will seek to maintain a net asset value of $1.00 per share for purchases and redemptions.
There can be no assurance it will be able to do so. Money Fund/VA operates under Rule 2a-7 under which it may use the amortized cost method of valuing their shares. The Funds' Board of Trustees has adopted procedures for that purpose. The amortized cost method values a security initially at its cost and thereafter assumes a constant amortization of any premium or accretion of any discount, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized capital gains or losses.

      The Funds' Board of Trustees has established procedures intended to stabilize Money Fund/VA's net asset value at $1.00 per share. If Money
Fund/VA's net asset value per share were to deviate from $1.00 by more than
0.5%, Rule 2a-7 requires the Board promptly to consider what action, if any, should be taken. If the Trustees find that the extent of any such deviation may result in material dilution or other unfair effects on shareholders, the
Board will take whatever steps it considers appropriate to eliminate or reduce such dilution or unfair effects, including, without limitation, selling portfolio securities prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the outstanding number of shares of that Fund without monetary consideration, or calculating net asset value per share by using available market quotations.

      As long as Money Fund/VA uses Rule 2a-7, it must abide by certain conditions described in the Prospectus which limit the maturity of securities that Fund buys. Under Rule 2a-7, the maturity of an instrument is generally considered to be its stated maturity (or in the case of an instrument called for redemption, the date on which the redemption payment must be made), with special exceptions for certain variable rate demand and floating rate instruments. Repurchase agreements and securities loan agreements are, in general, treated as having maturity equal to the period scheduled until repurchase or return, or if subject to demand, equal to the notice period.

      While amortized cost method provides certainty in valuation, there may be periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price Money Fund/VA would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of that Fund may tend to be lower (and net investment income and daily dividends higher) than market prices or estimates of market prices for its portfolio. Thus, if the use of amortized cost by the funds resulted in a lower aggregate portfolio value on a particular day, a prospective investor in Money Fund/VA would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in that Fund would receive less investment income than if Money Fund/VA were priced at market value.
Conversely, during periods of rising interest rates, the daily yield on shares of that Fund will tend to be higher and its aggregate value lower than that of a portfolio priced at market value. A prospective investor would receive a lower yield than from an investment in a portfolio priced at market value, while existing investors in Money Fund/VA would receive more investment income than if that Fund were priced at market value.

      Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Global Securities Fund/VA, Main
Street Fund(R)/VA and Strategic Bond Fund/VA may determine that it would be detrimental to the best interests of the remaining shareholders of those
Funds to make payment of a redemption order wholly or partly in cash. In that case, the Funds may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid portfolio securities from the portfolio of the Funds, in lieu of cash. The Board of Trustees of the Fund has adopted procedures for "in kind" redemptions. In accordance with the procedures, the
Board of Trustees of a Fund may be required to approve an "in kind"
redemption paid to a shareholder that holds 5% or more of the shares of any class, or of all outstanding shares, of that Fund, or to any other shareholder that may be deemed to be an "affiliated person" under section
2(a)(3) of the Investment Company Act.

      Each of Oppenheimer Global Securities Fund/VA, Oppenheimer Main Street
Fund(R)/VA and Oppenheimer Strategic Bond Fund/VA has elected to be governed by
Rule 18f-1 under the Investment Company Act. Under that rule, each of
Oppenheimer Global Securities Fund/VA, Oppenheimer Main Street Fund(R)/VA and
Oppenheimer Strategic Bond Fund/VA is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of such Fund redeemed during any 90-day period for any one shareholder. As of the date of this SAI, those Funds intend to redeem shares in kind only under certain limited circumstances (such as redemptions of substantial amounts by shareholders that have consented to such in kind redemptions). If shares are redeemed in kind, the redeeming shareholder may incur brokerage or other costs in selling the securities. Each of Oppenheimer Global Securities
Fund/VA, Oppenheimer Main Street Fund(R)/VA and Oppenheimer Strategic Bond
Fund/VA will value securities used to pay redemptions in kind using the same method it uses to value its portfolio securities described above under
"Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Dividends, Capital Gains and Taxes

Dividends and  Distributions.  The Funds have no fixed dividend rate and there can be no assurance as to the payment of any dividends or the  realization  of any capital gains. The dividends and  distributions  paid by a class of shares will vary from time to time depending on market  conditions,  the  composition of the Funds'  portfolio,  and expenses borne by the Fund or borne  separately by a class (if more than one class of shares is  outstanding).  Dividends  are calculated in the same manner,  at the same time, and on the same day for each class of shares.  Dividends on Service  shares and Class 4 Shares are expected to be lower because of the  additional  expenses for those  shares.  Dividends will  also  differ in amount as a  consequence  of any  difference  in the net asset values of the different classes of shares.

      Taxes.  Each Fund is treated as a separate entity for federal income tax purposes.  Each Fund  intends to qualify as a "regulated  investment  company"
under the  provisions of  Subchapter M of the Code. As a regulated  investment company,  each Fund is required to  distribute  to its  shareholders  for each
taxable  year  at  least  90%  of  its  investment   company   taxable  income
(consisting  generally of net investment  income, net short-term capital gain, and net gains from  certain  foreign  currency  transactions).  To qualify for treatment as a regulated  investment  company, a Fund must meet certain income source, asset  diversification and income distribution  requirements.  If each
Fund  qualifies as a  "regulated  investment  company"  and complies  with the relevant  provisions of the Code, each Fund will be relieved of federal income tax on the part of its net  ordinary  income and  realized  net  capital  gain which it distributes to the separate  accounts.  If a Fund fails to qualify as a  regulated  investment  company,  the Fund will be subject to  federal,  and possibly state, corporate taxes on its taxable income and gains.  Furthermore, distributions to its shareholders will constitute  ordinary dividend income to the extent of such  Fund's  available  earnings  and  profits,  and  insurance policy and product  holders  could be subject to current tax on  distributions received with respect to Fund shares.

      Each Fund supports variable life insurance, variable annuity contracts and other insurance company separate accounts and therefore must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations hereunder. These requirements place certain limitations on the proportion of each Fund's assets that may be represented by any single investment (which includes all securities of the issuer) and are in addition to the diversification requirements applicable to such Fund's status as a regulated investment company. For these purposes, each U.S.
Government agency or instrumentality is treated as a separate issuer, while a particular foreign government and its agencies, instrumentalities, and political subdivisions are all considered the same issuer.

      Generally, a regulated investment company must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% federal excise tax. However, the excise tax does not apply to a Fund whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. The
Funds intend to qualify for this exemption or to make distributions in accordance with the calendar year distribution requirements and therefore do not expect to be subject to this excise tax.

Foreign Taxes. Investment income received from sources within foreign countries may be subject to foreign income taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries that entitle certain investors to a reduced rate of tax (generally 10-15%) or to certain exemptions from tax.
Each Fund will operate so as to qualify for such reduced tax rates or tax exemptions whenever possible. While insurance policy and product holders will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Fund.

      The Funds that may invest in foreign securities, may invest in securities of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests:
(1) at least 75% of the its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A Fund investing in securities of PFICs may be subject to U.S.
federal income taxes and interest charges, which would reduce the investment return of a Fund making such investments. The owners of variable annuities, variable life insurance products and other insurance company separate accounts investing in such Fund would effectively bear the cost of these taxes and interest charges. In certain cases, a Fund may be eligible to make certain elections with respect to securities of PFICs that could reduce taxes and interest charges payable by the Fund. However, no assurance can be given that such elections can or will be made.

      This is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service. For further information, consult the prospectus and/or statement of additional information for your particular insurance product, as well as your own tax advisor.

Additional Information About the Funds

The Transfer Agent.  OppenheimerFunds  Services, the Funds' Transfer Agent, is
a division of the Manager.  It serves as the Transfer  Agent for an annual per account fee. The Transfer Agent has  voluntarily  agreed to limit transfer and shareholder  servicing agent fees to 0.35% per annum of shares of any class of any Fund.  That  undertaking  may be amended  or  withdrawn  at any time.  The
Transfer  Agent  acts as  shareholder  servicing  agent for other  Oppenheimer funds.  Information  about your  investment in the Funds through your variable annuity  contract,  variable  life  insurance  policy  or  other  plan  can be obtained  only from your  participating  insurance  company  or its  servicing agent.  The  Funds'  Transfer  Agent  does  not hold or have  access  to those records.  Instructions  for  buying or selling  shares of the Funds  should be given to your insurance  company or its servicing  agent,  not directly to the
Funds or its Transfer Agent.

The Custodian.  J.P.  Morgan Chase Bank is the custodian of the Funds' assets.
The  custodian's  responsibilities  include  safeguarding  and controlling the
Funds'  portfolio  securities and handling the delivery of such  securities to and  from  the  Funds.  It is the  practice  of the  Funds  to deal  with  the custodian in a manner  uninfluenced by any banking  relationship the custodian may have with the Manager and its  affiliates.  The Funds' cash  balances with the  custodian  in excess of $100,000  are not  protected  by federal  deposit insurance. Those uninsured balances at times may be substantial.

Independent  Registered Public  Accounting Firm.  Deloitte & Touche LLP serves as the independent  registered public accounting firm for the Funds.  Deloitte
& Touche LLP  audits  the  Funds'  financial  statements  and  performs  other related  audit  services.  Deloitte & Touche LLP also acts as the  independent registered  public  accounting  firm for certain  other  funds  advised by the
Manager and its affiliates.  Audit and non-audit services provided by Deloitte
& Touche LLP to the Funds must be pre-approved by the Audit Committee.

                     32 | OPPENHEIMER BALANCED FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER BALANCED FUND/VA:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Balanced Fund/VA (the "Fund"), a series of Oppenheimer Variable
Account Funds, including the statement of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 8, 2007

STATEMENT OF INVESTMENTS  December 31, 2006
--------------------------------------------------------------------------------
                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--54.6%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--7.0%
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.1%
Hilton Hotels Corp.                                   44,200     $    1,542,580
--------------------------------------------------------------------------------
Starwood Hotels & Resorts
Worldwide, Inc.                                       36,300          2,268,750
--------------------------------------------------------------------------------
Wyndham Worldwide Corp. 1                             73,420          2,350,908
                                                                 ---------------
                                                                      6,162,238

--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--1.0%
Liberty Media Holding
Corp.-Interactive, Series A 1                        250,550          5,404,364
--------------------------------------------------------------------------------
MEDIA--4.9%
Liberty Global, Inc., Series A 1                     355,108         10,351,398
--------------------------------------------------------------------------------
Liberty Global, Inc., Series C 1                     360,130         10,083,640
--------------------------------------------------------------------------------
Liberty Media Holding
Corp.-Capital, Series A 1                             65,470          6,414,751
                                                                 ---------------
                                                                     26,849,789

--------------------------------------------------------------------------------
CONSUMER STAPLES--5.9%
--------------------------------------------------------------------------------
BEVERAGES--1.3%
Constellation Brands, Inc., Cl. A 1                  104,900          3,044,198
--------------------------------------------------------------------------------
Diageo plc, Sponsored ADR                             48,600          3,854,466
                                                                 ---------------
                                                                      6,898,664

--------------------------------------------------------------------------------
FOOD PRODUCTS--0.3%
ConAgra Foods, Inc.                                   71,900          1,941,300
--------------------------------------------------------------------------------
TOBACCO--4.3%
Altria Group, Inc.                                   194,700         16,709,154
--------------------------------------------------------------------------------
Loews Corp./Carolina Group                           105,200          6,808,544
                                                                 ---------------
                                                                     23,517,698

--------------------------------------------------------------------------------
ENERGY--3.5%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.4%
Halliburton Co. 2                                     62,000          1,925,100
--------------------------------------------------------------------------------
OIL & GAS--3.1%
BP plc, ADR                                           47,400          3,180,540
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                    135,800         10,406,354
--------------------------------------------------------------------------------
Kinder Morgan, Inc.                                   15,800          1,670,850
--------------------------------------------------------------------------------
Petroleo Brasileiro SA, Preference                    73,000          1,701,568
                                                                 ---------------
                                                                     16,959,312

--------------------------------------------------------------------------------
FINANCIALS--9.0%
--------------------------------------------------------------------------------
CAPITAL MARKETS--2.6%
E*TRADE Financial Corp. 1                            126,900          2,845,098
--------------------------------------------------------------------------------
UBS AG                                               184,934         11,196,841
                                                                 ---------------
                                                                     14,041,939

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL BANKS--1.4%
Wachovia Corp.                                       136,415     $    7,768,834
--------------------------------------------------------------------------------
CONSUMER FINANCE--1.1%
Capital One Financial Corp.                           77,100          5,922,822
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.6%
Bank of America Corp.                                165,368          8,828,998
--------------------------------------------------------------------------------
INSURANCE--1.9%
Everest Re Group Ltd.                                 45,400          4,454,194
--------------------------------------------------------------------------------
Genworth Financial, Inc., Cl. A                       80,000          2,736,800
--------------------------------------------------------------------------------
Platinum Underwriters Holdings Ltd.                  102,200          3,162,068
                                                                 ---------------
                                                                     10,353,062

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.4%
Freddie Mac                                           34,000          2,308,600
--------------------------------------------------------------------------------
HEALTH CARE--6.6%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--2.7%
Amgen, Inc. 1,3                                       42,900          2,930,499
--------------------------------------------------------------------------------
Human Genome Sciences, Inc. 1,2                      146,600          1,823,704
--------------------------------------------------------------------------------
MedImmune, Inc. 1                                    138,000          4,467,060
--------------------------------------------------------------------------------
Vanda Pharmaceuticals, Inc. 1                        226,800          5,590,620
                                                                 ---------------
                                                                     14,811,883

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.1%
Beckman Coulter, Inc.                                 55,500          3,318,900
--------------------------------------------------------------------------------
Boston Scientific Corp. 1                            147,900          2,540,922
                                                                 ---------------
                                                                      5,859,822

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--0.8%
WellPoint, Inc. 1                                     55,700          4,383,033
--------------------------------------------------------------------------------
PHARMACEUTICALS--2.0%
Medicines Co. (The) 1,2                               70,800          2,245,776
--------------------------------------------------------------------------------
Novartis AG, ADR                                      50,700          2,912,208
--------------------------------------------------------------------------------
Sanofi-Aventis SA, ADR                               120,600          5,568,102
                                                                 ---------------
                                                                     10,726,086

--------------------------------------------------------------------------------
INDUSTRIALS--5.2%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.1%
Empresa Brasileira de
Aeronautica SA, ADR 2                                101,400          4,201,002
--------------------------------------------------------------------------------
Orbital Sciences Corp. 1                             291,764          5,380,128
--------------------------------------------------------------------------------
Spirit Aerosystems Holdings,
Inc., Cl. A 1                                         46,060          1,541,628
--------------------------------------------------------------------------------
United Technologies Corp.                             96,900          6,058,188
                                                                 ---------------
                                                                     17,180,946

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--1.8%
Siemens AG, Sponsored ADR                             99,800          9,835,290

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
MACHINERY--0.3%
Navistar International Corp. 1,2                      43,400     $    1,450,862
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--14.0%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--1.3%
Cisco Systems, Inc. 1,2                              163,100          4,457,523
--------------------------------------------------------------------------------
Juniper Networks, Inc. 1                              74,600          1,412,924
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                        34,300          1,296,197
                                                                 ---------------
                                                                      7,166,644

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--1.1%
Hutchinson Technology, Inc. 1,2                       89,700          2,114,229
--------------------------------------------------------------------------------
International Business Machines Corp.                 41,300          4,012,295
                                                                 ---------------
                                                                      6,126,524

--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.0%
CalAmp Corp. 1                                            19                160
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--1.0%
eBay, Inc. 1                                         128,900          3,876,023
--------------------------------------------------------------------------------
Yahoo!, Inc. 1                                        53,600          1,368,944
                                                                 ---------------
                                                                      5,244,967

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.0%
Texas Instruments, Inc.                              192,500          5,544,000
--------------------------------------------------------------------------------
SOFTWARE--9.6%
Compuware Corp. 1                                    384,700          3,204,551
--------------------------------------------------------------------------------
Microsoft Corp.                                      628,700         18,772,982
--------------------------------------------------------------------------------
Novell, Inc. 1                                       597,500          3,704,500
--------------------------------------------------------------------------------
Synopsys, Inc. 1                                     286,300          7,652,799
--------------------------------------------------------------------------------
Take-Two Interactive Software, Inc. 1,2            1,083,450         19,242,072
                                                                 ---------------
                                                                     52,576,904

--------------------------------------------------------------------------------
MATERIALS--1.2%
--------------------------------------------------------------------------------
CHEMICALS--0.0%
Sterling Chemicals, Inc. 1,4                              21                268
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.8%
Martin Marietta Materials, Inc.                       15,500          1,610,605
--------------------------------------------------------------------------------
Texas Industries, Inc. 2                              23,700          1,522,251
--------------------------------------------------------------------------------
Vulcan Materials Co.                                  17,000          1,527,790
                                                                 ---------------
                                                                      4,660,646

--------------------------------------------------------------------------------
METALS & MINING--0.4%
Companhia Vale do Rio Doce,
Sponsored ADR                                         77,400          2,031,750
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--0.0%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.0%
WorldCom, Inc./WorldCom Group 1,4                    375,000                 --
--------------------------------------------------------------------------------
XO Holdings, Inc. 1,2                                     85                366
                                                                 ---------------
                                                                            366

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
UTILITIES--2.2%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.8%
Reliant Energy, Inc. 1                               297,500     $    4,227,475
--------------------------------------------------------------------------------
ENERGY TRADERS--1.4%
AES Corp. (The) 1                                    355,500          7,835,220
                                                                 ---------------
Total Common Stocks (Cost $225,220,347)                             298,545,566

                                                       UNITS
--------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------
HF Holdings, Inc. Wts., Exp. 9/27/09 1,4               2,593                 --
--------------------------------------------------------------------------------
Lucent Technologies, Inc. Wts.,
Exp. 12/10/07 1                                        8,881              2,753
--------------------------------------------------------------------------------
Sterling Chemicals, Inc. Wts.,
Exp. 12/19/08 1                                           36                 --
--------------------------------------------------------------------------------
XO Communications, Inc.:
Series A Wts., Exp. 1/16/10 1                            171                120
Series B Wts., Exp. 1/16/10 1                            128                 55
Series C Wts., Exp. 1/16/10 1,4                          128                 28
                                                                 ---------------
Total Rights, Warrants and
Certificates (Cost $38,932)                                               2,956

                                                   PRINCIPAL
                                                      AMOUNT
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--4.1%
--------------------------------------------------------------------------------
Ace Securities Corp. Home Equity
Loan Trust, Asset-Backed
Pass-Through Certificates, Series
2005-HE7, Cl. A2B, 5.53%, 11/25/35 5            $    510,000            510,500
--------------------------------------------------------------------------------
Aesop Funding II LLC, Automobile
Asset-Backed Certificates, Series
2005-1A, Cl. A2, 5.41%, 4/20/08 5                    370,000            370,371
--------------------------------------------------------------------------------
Argent Securities Trust 2004-W8,
Asset-Backed Pass-Through
Certificates, Series 2004-W8, Cl.
A2, 5.83%, 5/25/34 5                               1,760,000          1,766,280
--------------------------------------------------------------------------------
Argent Securities Trust 2006-W5,
Asset-Backed Pass-Through
Certificates, Series 2006-W5, Cl.
A2B, 5.45%, 5/26/36 5                                670,000            670,511
--------------------------------------------------------------------------------
Capital Auto Receivables Asset
Trust 2004-2, Automobile
Asset-Backed Securities, Series
2004-2, Cl. A3, 3.58%, 1/15/09                     1,270,000          1,256,270
--------------------------------------------------------------------------------
Centex Home Equity Loan Trust
2005-D, Asset-Backed Certificates:
Series 2005-D, Cl. AF1,
5.04%, 10/25/35                                      237,770            236,953
Series 2005-D, Cl. AV2,
5.62%, 10/25/35 5                                  1,000,000          1,001,006
--------------------------------------------------------------------------------
Centex Home Equity Loan Trust
2006-A, Asset-Backed Certificates,
Series 2006-A, Cl. AV2, 5.45%, 5/16/36 5             850,000            850,657

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust,
Credit Card Receivable Nts., Series
2003-C4, Cl. C4, 5%, 6/10/15                    $    180,000     $      175,159
--------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust
2005-WF2, Asset-Backed
Pass-Through Certificates, Series
2005-WF2, Cl. AF2, 4.922%, 8/25/35 5                 640,438            635,893
--------------------------------------------------------------------------------
Consumer Credit Reference Index
Securities Program, Credit Card
Asset-Backed Certificates, Series
2002-B, Cl. FX, 10.421%, 3/22/07 6                 1,130,000          1,138,541
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2002-4, Asset-Backed
Certificates, Series 2002-4, Cl. A1,
5.72%, 2/25/33 5                                      18,836             18,859
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2005-16, Asset-Backed
Certificates, Series 2005-16, Cl.
2AF2, 5.382%, 5/25/36 5                              360,000            358,807
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2005-17, Asset-Backed
Certificates:
Series 2005-17, Cl. 1AF1, 5.55%,
5/25/36 5                                            408,277            408,739
Series 2005-17, Cl. 1AF2, 5.363%,
5/25/36 5                                            240,000            239,141
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2006-25, Asset-Backed
Certificates, Series 2006-25, Cl.
2A2, 5.44%, 12/25/29 5                               480,000            480,336
--------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2005-FF10, Mtg. Pass-Through
Certificates, Series 2005-FF10, Cl.
A3, 5.56%, 11/25/35 5                              1,480,000          1,481,467
--------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2006-FF10, Mtg. Pass-Through
Certificates, Series 2006-FF10, Cl.
A3, 5.41%, 7/25/36 5                                 660,000            660,422
--------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2006-FF5, Mtg. Pass-Through
Certificates, Series 2006-FF5, Cl.
2A1, 5.40%, 5/15/36 5                                384,085            384,353
--------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2006-FF9, Mtg. Pass-Through
Certificates, Series 2006-FF9, Cl.
2A2, 5.43%, 7/7/36 5                                 330,000            330,211
--------------------------------------------------------------------------------
Ford Credit Auto Owner Trust,
Automobile Loan Pass-Through
Certificates, Series 2005-A, Cl. A3,
3.48%, 11/17/08                                      505,678            502,844
--------------------------------------------------------------------------------
GS Auto Loan Trust, Automobile
Loan Asset-Backed Securities, Series
2005-1, Cl. A2, 4.32%, 5/15/08                       431,043            430,981

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
Household Home Equity Loan
Trust, Home Equity Loan
Pass-Through Certificates:
Series 2005-3, Cl. A1, 5.61%, 1/20/35 5         $    479,417     $      480,194
Series 2006-4, Cl. A2V, 5.46%,
3/20/36 4,5                                          180,000            180,000
--------------------------------------------------------------------------------
Lehman XS Trust, Mtg.
Pass-Through Certificates, Series
2005-2, Cl. 2A1B, 5.18%, 8/25/35 5                   568,582            567,337
--------------------------------------------------------------------------------
MBNA Credit Card Master Note
Trust, Credit Card Receivables,
Series 2003-C7, Cl. C7, 6.70%,
3/15/16 5                                          1,710,000          1,814,857
--------------------------------------------------------------------------------
Morgan Stanley ABS Capital I,
Mtg. Pass-Through Certificates,
Series 2005-WMC6, Cl. A2B,
5.61%, 7/25/35 5                                     430,000            430,827
--------------------------------------------------------------------------------
Option One Mortgage Loan Trust,
Asset-Backed Certificates, Series
2006-2, Cl. 2A2, 5.45%, 7/1/36 5                   1,100,000          1,100,858
--------------------------------------------------------------------------------
Popular ABS Mortgage
Pass-Through Trust 2004-5, Mtg.
Pass-Through Certificates, Series
2004-5, Cl. AF2, 3.735%, 11/10/34 5                   23,090             23,022
--------------------------------------------------------------------------------
Popular ABS Mortgage
Pass-Through Trust 2005-1, Mtg.
Pass-Through Certificates, Series
2005-1, Cl. AF2, 3.914%, 5/25/35 5                    80,597             80,322
--------------------------------------------------------------------------------
Popular ABS Mortgage
Pass-Through Trust 2005-2, Mtg.
Pass-Through Certificates, Series
2005-2, Cl. AF2, 4.415%, 4/25/35 5                   420,000            416,045
--------------------------------------------------------------------------------
RAMP:
Series 2004-RS7 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2004-RS7, Cl.
AI32, 4.45%, 7/25/28                                 514,361            510,775
Series 2006-RS4 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2006-RS4, Cl.
A1, 5.43%, 7/25/36 5                                 354,621            354,872
--------------------------------------------------------------------------------
RASC, Series 2006-KS7 Trust,
Home Equity Mtg. Asset-Backed
Pass-Through Certificates, Series
2006-KS7, Cl. A2, 5.42%, 9/25/36 5                   800,000            800,511
--------------------------------------------------------------------------------
Structured Asset Investment Loan
Trust, Mtg. Pass-Through
Certificates, Series 2006-2, Cl. A1,
5.41%, 4/25/36 5                                     358,858            359,106
--------------------------------------------------------------------------------
Structured Asset Securities Corp.,
Mtg. Pass-Through Certificates,
Series 2005-4XS, Cl. 3A1,
5.18%, 3/26/35                                       841,473            839,423

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
Wells Fargo Home Equity
Asset-Backed Securities 2006-2
Trust, Home Equity Asset-Backed
Certificates, Series 2006-2, Cl.
A2, 5.59%, 7/25/36 5                            $    660,000     $      660,422
                                                                 ---------------
Total Asset-Backed Securities
(Cost $22,546,229)                                                   22,526,872

--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--24.7%
--------------------------------------------------------------------------------
GOVERNMENT AGENCY--21.0%
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--20.9%
Federal Home Loan Mortgage Corp.:
4.50%, 5/1/19-7/1/19                               2,128,279          2,054,145
5%, 12/1/32-8/1/33                                 3,308,361          3,199,136
5%, 1/1/37 7                                         574,000            553,910
6.50%, 4/1/18-4/1/34                               3,471,519          3,558,460
7%, 5/1/29-11/1/32                                 1,486,351          1,529,629
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., CMO Gtd. Real Estate Mtg.
Investment Conduit Multiclass
Pass-Through Certificates:
Series 2006-11, Cl. PS, 5.06%, 3/25/36 5             401,716            398,971
Series 2043, Cl. ZP, 6.50%, 4/15/28                  684,523            699,735
Series 2055, Cl. ZM, 6.50%, 5/15/28                  400,925            407,240
Series 2075, Cl. D, 6.50%, 8/15/28                   936,505            956,148
Series 2080, Cl. Z, 6.50%, 8/15/28                   257,059            261,213
Series 2387, Cl. PD, 6%, 4/15/30                     140,156            140,267
Series 2461, Cl. PZ, 6.50%, 6/15/32                  696,132            725,324
Series 2500, Cl. FD, 5.85%, 3/15/32 5                125,987            127,268
Series 2526, Cl. FE, 5.75%, 6/15/29 5                179,700            181,682
Series 2551, Cl. FD, 5.75%, 1/15/33 5                139,763            141,109
Series 2583, Cl. KA, 5.50%, 3/15/22                  239,805            239,545
Series 3025, Cl. SJ, 5.133%, 8/15/35 5               133,873            134,589
Series 3153, Cl. FJ, 5.73%, 5/15/36 5                399,270            400,954
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 176, Cl. IO, 12.035%, 6/1/26 8                255,764             54,607
Series 183, Cl. IO, 8.654%, 4/1/27 8                 390,287             86,143
Series 184, Cl. IO, 14.269%, 12/1/26 8               424,978             90,239
Series 192, Cl. IO, 11.884%, 2/1/28 8                115,972             25,674
Series 200, Cl. IO, 10.64%, 1/1/29 8                 138,280             29,405
Series 2003-118, Cl. S, 7.949%,
12/25/33 8                                         1,959,797            242,306
Series 2005-87, Cl. SG, 9.386%,
10/25/35 8                                         3,083,867            168,812
Series 2130, Cl. SC, (4.254)%, 3/15/29 8             311,540             22,093
Series 2796, Cl. SD, (0.663)%, 7/15/26 8             444,351             32,195
Series 2920, Cl. S, (4.226)%, 1/15/35 8            2,487,135            115,909
Series 3000, Cl. SE, (4.716)%, 7/15/25 8           2,501,259             88,019
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., Principal-Only Stripped
Mtg.-Backed Security, Series 176,
Cl. PO, 4.691%, 6/1/26 9                             112,560             91,816

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.:
4.50%, 5/1/18-12/1/20                           $  6,475,199     $    6,261,326
5%, 12/1/17-11/1/33                               13,457,424         13,197,071
5%, 1/1/22-1/1/37 7                               14,021,000         13,607,733
5.50%, 3/1/33-11/1/34                              9,086,608          8,995,205
5.50%, 1/1/22-1/1/37 7                             3,153,000          3,149,277
6%, 8/1/32-11/1/32                                 6,534,153          6,596,038
6%, 1/1/22-3/1/33 7                               11,501,040         11,638,540
6.50%, 6/1/17-10/1/30                              6,010,243          6,167,872
7%, 11/1/17-11/1/35                                3,269,130          3,371,275
7.50%, 1/1/33                                        443,183            462,800
8.50%, 7/1/32                                         19,093             20,560
--------------------------------------------------------------------------------
Federal National Mortgage Assn.
Grantor Trust, CMO, Trust 2002-T1,
Cl. A2, 7%, 11/25/31                                 848,359            872,907
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
CMO Gtd. Real Estate Mtg.
Investment Conduit Pass-Through
Certificates:
Trust 1998-61, Cl. PL, 6%, 11/25/28                  388,430            393,419
Trust 1993-215, Cl. ZQ,
6.50%, 11/25/23                                      801,016            819,334
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                 729,745            750,012
Trust 2001-50, Cl. NE, 6%, 8/25/30                    77,768             77,741
Trust 2001-51, Cl. OD, 6.50%, 10/25/31               995,625          1,017,526
Trust 2001-70, Cl. LR, 6%, 9/25/30                   138,765            138,794
Trust 2001-72, Cl. NH, 6%, 4/25/30                    29,050             29,104
Trust 2001-74, Cl. PD, 6%, 5/25/30                    19,497             19,452
Trust 2001-82, Cl. ZA, 6.50%, 1/25/32                361,205            371,574
Trust 2002-77, Cl. WF, 5.75%, 12/18/32 5             205,272            206,831
Trust 2002-9, Cl. PC, 6%, 3/25/17                    879,748            891,715
Trust 2003-28, Cl. KG, 5.50%, 4/25/23              1,052,000          1,036,120
Trust 2003-84, Cl. PW, 3%, 6/25/22                   771,255            758,092
Trust 2004-101, Cl. BG, 5%, 1/25/20                1,110,000          1,082,707
Trust 2006-24, Cl. DB, 5.50%, 4/25/26              1,000,000            995,551
Trust 2006-44, Cl. OA, 5.50%, 12/25/26             1,660,000          1,664,177
Trust 2006-46, Cl. SW, 4.583%, 6/25/36 5             297,024            288,994
Trust 2006-50, Cl. KS, 4.583%, 6/25/36 5             798,189            771,696
Trust 2006-50, Cl. SA, 4.583%, 6/25/36 5             242,472            234,540
Trust 2006-50, Cl. SK, 4.583%, 6/25/36 5             765,861            740,153
Trust 2006-57, Cl. PA, 5.50%, 8/25/27              2,215,422          2,218,453
Trust 2006-64, Cl. MD, 5.50%, 7/25/36              2,983,000          2,908,382
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security:
Trust 2001-65, Cl. S, 7.004%, 11/25/31 8           1,130,568            108,545
Trust 2001-81, Cl. S, (0.047)%, 1/25/32 8            251,237             23,593
Trust 2002-47, Cl. NS,
(1.251)%, 4/25/32 8                                  536,602             50,772
Trust 2002-51, Cl. S, (1.134)%, 8/25/32 8            492,728             46,584
Trust 2002-52, Cl. SD, (2.64)%, 9/25/32 8            573,378             46,641
Trust 2002-77, Cl. SH,
0.153%, 12/18/32 8                                   325,809             30,062

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security: Continued
Trust 2002-84, Cl. SA, 6.972%,
12/25/32 8                                      $    976,034     $      100,412
Trust 2002-9, Cl. MS, (0.473)%,
3/25/32 8                                            364,145             35,087
Trust 2003-33, Cl. SP, 9.233%, 5/25/33 8           1,061,700            132,980
Trust 2003-4, Cl. S, 6.753%, 2/25/33 8               626,066             65,751
Trust 2003-46, Cl. IH, 6.736%, 6/25/33 8           3,646,879            746,824
Trust 2004-54, Cl. DS, (6.639)%,
11/25/30 8                                           479,796             28,741
Trust 2005-19, Cl. SA, (3.159)%,
3/25/35 8                                          6,556,373            334,895
Trust 2005-40, Cl. SA, (3.22)%,
5/25/35 8                                          1,404,405             68,735
Trust 2005-6, Cl. SE, (3.646)%,
2/25/35 8                                          1,760,227             89,699
Trust 2005-71, Cl. SA, 3.302%,
8/25/25 8                                          1,574,195             91,577
Trust 2006-33, Cl. SP, 11.645%,
5/25/36 8                                          3,234,090            282,235
Trust 222, Cl. 2, 11.975%, 6/1/23 8                  882,409            187,360
Trust 233, Cl. 2, 12.908%, 8/1/23 8                  782,327            168,845
Trust 240, Cl. 2, 15.955%, 9/1/23 8                1,391,801            312,248
Trust 252, Cl. 2, 9.293%, 11/1/23 8                  663,924            152,895
Trust 273, Cl. 2, 11.97%, 8/1/26 8                   188,367             40,146
Trust 319, Cl. 2, 9.936%, 2/1/32 8                   243,244             55,958
Trust 321, Cl. 2, 5.259%, 4/1/32 8                 2,521,837            579,861
Trust 329, Cl. 2, 8.358%, 1/1/33 8                   680,149            157,929
Trust 331, Cl. 9, 8.274%, 2/1/33 8                   704,001            171,675
Trust 334, Cl. 17, 16.631%, 2/1/33 8                 399,830             92,595
Trust 342, Cl. 2, 9.01%, 9/1/33 8                    493,276            112,089
Trust 344, Cl. 2, 4.612%, 12/1/33 8                1,733,236            393,042
Trust 346, Cl. 2, 11.437%, 12/1/33 8               1,271,810            293,869
Trust 362, Cl. 12, 5.435%, 8/1/35 8                1,580,902            333,762
Trust 362, Cl. 13, 5.442%, 8/1/35 8                  877,256            185,634
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Principal-Only Stripped Mtg.-Backed
Security, Trust 1993-184, Cl. M,
5.671%, 9/25/23 9                                    295,674            240,366
                                                                 ---------------
                                                                    114,272,921

--------------------------------------------------------------------------------
GNMA/GUARANTEED--0.1%
Government National Mortgage
Assn., 8%, 4/15/23                                   161,236            170,597
--------------------------------------------------------------------------------
Government National Mortgage
Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 2001-21, Cl. SB, (5.039)%,
1/16/27 8                                            520,547             35,123
Series 2002-15, Cl. SM, (8.305)%,
2/16/32 8                                            584,597             38,407
Series 2002-76, Cl. SY, (4.851)%,
12/16/26 8                                         1,214,303             84,888

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
GNMA/GUARANTEED Continued
Government National Mortgage
Assn., Interest-Only Stripped
Mtg.-Backed Security: Continued
Series 2004-11, Cl. SM, (7.941)%,
1/17/30 8                                       $    425,124     $       30,055
                                                                 ---------------
                                                                        359,070

--------------------------------------------------------------------------------
NON-AGENCY--3.7%
--------------------------------------------------------------------------------
COMMERCIAL--3.4%
Banc of America Commercial
Mortgage, Inc., Commercial Mtg.
Pass-Through Certificates, Series
2005-3, Cl. A2, 4.501%, 7/10/43                    1,050,000          1,026,202
--------------------------------------------------------------------------------
Banc of America Funding Corp.,
CMO Pass-Through Certificates,
Series 2004-2, Cl. 2A1, 6.50%, 7/20/32               766,585            777,021
--------------------------------------------------------------------------------
Banc of America Mortgage
Securities, Inc., CMO Pass-Through
Certificates:
Series 2005-E, Cl. 2A2, 4.975%,
6/25/35 5                                             62,716             62,611
Series 2004-8, Cl. 5A1, 6.50%, 5/25/32               646,640            652,501
--------------------------------------------------------------------------------
ChaseFlex Trust 2006-2, Multiclass
Mtg. Pass-Through Certificates,
Series 2006-2, Cl. A1B, 5.607%,
8/25/08 4,5                                          537,108            537,671
--------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust
2006-WF1, Asset-Backed
Pass-Through Certificates, Series
2006-WF1, Cl. A2B, 5.536%, 3/1/36                    260,000            259,216
--------------------------------------------------------------------------------
Deutsche Alt-A Securities Mortgage
Loan Trust, Mtg. Pass-Through
Certificates:
Series 2006-AB2, Cl. A7, 5.961%,
6/25/36                                            1,124,942          1,122,894
Series 2006-AB3, Cl. A7, 6.36%,
4/25/08                                              326,045            326,137
--------------------------------------------------------------------------------
GE Capital Commercial Mortgage
Corp., Commercial Mtg.
Obligations, Series 2005-C3, Cl.
A2, 4.853%, 7/10/45                                  620,000            613,069
--------------------------------------------------------------------------------
GMAC Commercial Mortgage
Securities, Inc., Commercial Mtg.
Pass-Through Certificates, Series
1997-C1, Cl. A3, 6.869%, 7/15/29                     191,928            192,665
--------------------------------------------------------------------------------
Greenwich Capital Commercial
Funding Corp., Commercial Mtg.
Pass-Through Certificates:
Series 2005-GG3, Cl. A2, 4.305%,
8/10/42                                              890,000            866,977
Series 2005-GG5, Cl. A2, 5.117%,
4/10/37                                              680,000            678,007

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL Continued
JPMorgan Chase Commercial
Mortgage Securities Corp.,
Commercial Mtg. Pass-Through
Certificates:
Series 2005-LDP2, Cl. A2, 4.575%,
7/15/42                                         $    260,000     $      254,729
Series 2005-LDP4, Cl. A2, 4.79%,
10/15/42                                             890,000            877,056
--------------------------------------------------------------------------------
LB-UBS Commercial Mortgage
Trust, Commercial Mtg.
Pass-Through Certificates, Series
2005-C5, Cl. A2, 4.885%, 9/15/30                     740,000            733,330
--------------------------------------------------------------------------------
Mastr Alternative Loan Trust, CMO
Pass-Through Certificates:
Series 2004-9, Cl. A3, 4.70%, 8/25/34 5            1,125,264          1,116,344
Series 2004-6, Cl. 10A1, 6%, 7/25/34               1,034,463          1,029,911
--------------------------------------------------------------------------------
Prudential Mortgage Capital Co. II
LLC, Commercial Mtg. Pass-Through
Certificates, Series PRU-HTG
2000-C1, Cl. A2, 7.306%, 10/6/15                     983,000          1,058,828
--------------------------------------------------------------------------------
RALI:
Series 2003-QS1 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2003-QS1, Cl.
A2, 5.75%, 1/25/33                                   504,922            502,698
Series 2006-QS5 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2006-QS5, Cl.
2A2, 6%, 4/25/08                                   1,309,289          1,306,940
Series 2006-QS13 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2006-QS13, Cl.
1A8, 6%, 9/25/36                                   1,231,973          1,230,877
--------------------------------------------------------------------------------
Residential Asset Securitization
Trust 2006-A9CB, CMO
Pass-Through Certificates, Series
2006-A9CB, Cl. A5, 6%, 9/25/36                     1,343,731          1,341,647
--------------------------------------------------------------------------------
Wachovia Bank Commercial
Mortgage Trust 2005-C17,
Commercial Mtg. Obligations,
Series 2005-C17, Cl. A2, 4.782%,
3/15/42                                            1,450,000          1,431,033
--------------------------------------------------------------------------------
Wachovia Bank Commercial
Mortgage Trust 2006-C29,
Commercial Asset-Backed Securities,
Series 2006-C29, Cl. A2, 5.272%,
11/15/48                                             256,000            255,793
--------------------------------------------------------------------------------
WAMU Mortgage Pass-Through
Certificates Series 2005-AR5 Trust,
Series 2005-AR5, Cl. A1, 4.673%,
5/25/35 5                                            371,036            370,264
                                                                 ---------------
                                                                     18,624,421

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
RESIDENTIAL--0.3%
Countrywide Alternative Loan
Trust, CMO, Series 2005-J1, Cl. 3A1,
6.50%, 8/25/32                                  $  1,526,024     $    1,542,716
                                                                 ---------------
Total Mortgage-Backed Obligations
(Cost $135,674,737)                                                 134,799,128

--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--3.4%
--------------------------------------------------------------------------------
Federal Home Loan Bank Unsec.
Bonds, 3.50%, 11/15/07                               650,000            640,615
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp. Unsec. Nts.:
4.125%, 7/12/10                                      807,000            787,061
5.25%, 7/18/11 2                                     870,000            881,294
--------------------------------------------------------------------------------
Federal National Mortgage
Assn. Unsec. Nts.:
4%, 2/28/07                                        1,470,000          1,467,328
4.25%, 7/15/07                                     2,015,000          2,004,603
5%, 10/15/11 2                                     1,200,000          1,203,925
6%, 5/15/11 2                                      1,200,000          1,250,676
7.25%, 1/15/10                                       800,000            851,695
--------------------------------------------------------------------------------
U.S. Treasury Bonds:
4.50%, 2/15/36 2,10                                1,768,000          1,681,812
5.375%, 2/15/31 2                                    193,000            206,797
8.875%, 8/15/17 2                                    687,000            919,238
--------------------------------------------------------------------------------
U.S. Treasury Nts.:
4.375%, 1/31/08 2                                    565,000            561,447
4.625%, 10/31/11-11/15/16 2                        5,665,000          5,643,718
4.875%, 10/31/08 2                                   684,000            684,535
                                                                 ---------------
Total U.S. Government Obligations
(Cost $18,851,123)                                                   18,784,744

--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--14.8%
--------------------------------------------------------------------------------
ABN Amro Bank NV (NY Branch),
7.125% Sub. Nts., Series B, 10/15/93                 400,000            448,900
--------------------------------------------------------------------------------
Albertson's, Inc., 8% Sr. Unsec.
Debs., 5/1/31                                        880,000            897,036
--------------------------------------------------------------------------------
BAE Systems Holdings, Inc., 5.20%
Nts., 8/15/15 6                                    1,120,000          1,068,661
--------------------------------------------------------------------------------
Barclays Bank plc, 6.278% Perpetual
Bonds 11                                           1,120,000          1,102,158
--------------------------------------------------------------------------------
Beazer Homes USA, Inc., 6.875%
Sr. Unsec. Nts., 7/15/15 2                           595,000            586,075
--------------------------------------------------------------------------------
British Sky Broadcasting Group
plc, 8.20% Sr. Unsec. Nts., 7/15/09                  665,000            708,496
--------------------------------------------------------------------------------
Bunge Ltd. Finance Corp., 4.375%
Unsec. Nts., 12/15/08                                320,000            313,400
--------------------------------------------------------------------------------
Caesars Entertainment, Inc., 7.50%
Sr. Unsec. Nts., 9/1/09                            1,195,000          1,240,766
--------------------------------------------------------------------------------
CenterPoint Energy, Inc., 7.25%
Sr. Nts., Series B, 9/1/10                         1,510,000          1,592,247
--------------------------------------------------------------------------------
Chancellor Media CCU, 8% Sr.
Unsec. Nts., 11/1/08                                 845,000            878,883

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
CIT Group, Inc., 5.40% Sr.
Nts., 3/7/13                                    $  1,070,000     $    1,063,303
--------------------------------------------------------------------------------
Citigroup, Inc., 6.125% Sub.
Nts., 8/25/36                                        445,000            464,993
--------------------------------------------------------------------------------
Clear Channel Communications,
Inc., 6.25% Nts., 3/15/11 2                          710,000            690,614
--------------------------------------------------------------------------------
Coca-Cola Co. (The), 7.375% Unsec.
Debs., 7/29/93                                       360,000            443,812
--------------------------------------------------------------------------------
Comcast Corp., 6.45% Unsec. Nts.,
3/15/37                                            1,280,000          1,284,938
--------------------------------------------------------------------------------
D.R. Horton, Inc.:
5.375% Sr. Unsec. Nts., 6/15/12                      690,000            668,143
6.125% Nts., 1/15/14                                 525,000            522,019
--------------------------------------------------------------------------------
DaimlerChrysler North America
Holding Corp., 7.30% Nts., 1/15/12                 1,085,000          1,152,967
--------------------------------------------------------------------------------
Delhaize America, Inc., 9% Unsub.
Debs., 4/15/31                                       655,000            780,960
--------------------------------------------------------------------------------
Duke Energy Field Services Corp.,
6.875% Sr. Unsec. Nts., 2/1/11                       760,000            795,397
--------------------------------------------------------------------------------
Earthgrains Co. (The), 6.50% Nts.,
4/15/09                                              335,000            340,882
--------------------------------------------------------------------------------
Eastman Kodak Co., 3.625% Nts.,
Series A, 5/15/08                                    131,000            126,941
--------------------------------------------------------------------------------
EchoStar DBS Corp., 5.75% Sr. Unsec.
Nts., 10/1/08                                        900,000            898,875
--------------------------------------------------------------------------------
El Paso Corp.:
6.50% Sr. Unsec. Nts., 6/1/08                        210,000            212,888
7.625% Sr. Unsec. Nts., 9/1/08                       780,000            807,300
--------------------------------------------------------------------------------
Enbridge Energy Partners LP, 5.95%
Sr. Unsec. Nts., Series B, 6/1/33                    275,000            254,706
--------------------------------------------------------------------------------
Energy Transfer Partners LP:
5.65% Sr. Unsec. Unsub. Nts., 8/1/12                 200,000            199,394
6.625% Sr. Nts., 10/15/36                            440,000            454,548
--------------------------------------------------------------------------------
Enterprise Products Operating LP,
7.50% Sr. Unsec. Unsub. Nts., 2/1/11                 995,000          1,062,038
--------------------------------------------------------------------------------
EOP Operating LP, 8.10% Unsec.
Nts., 8/1/10                                       1,345,000          1,483,162
--------------------------------------------------------------------------------
Federated Department Stores, Inc.,
6.625% Sr. Unsec. Nts., 9/1/08                       760,000            772,660
--------------------------------------------------------------------------------
FirstEnergy Corp., 7.375% Sr. Unsub.
Nts., Series C, 11/15/31                             410,000            468,342
--------------------------------------------------------------------------------
Ford Motor Credit Co., 9.75% Sr.
Unsec. Nts., 9/15/10 6                             2,030,000          2,161,205
--------------------------------------------------------------------------------
Gap, Inc. (The):
6.90% Nts., 9/15/07                                  685,000            689,859
9.445% Unsub. Nts., 12/15/08 5                       141,000            150,591
--------------------------------------------------------------------------------
General Motors Acceptance Corp.,
8% Bonds, 11/1/31                                    930,000          1,070,803
--------------------------------------------------------------------------------
Goldman Sachs Capital, Inc. (The),
6.345% Sub. Bonds, 2/15/34                         1,090,000          1,106,932

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
HBOS plc, 6.413% Sub. Perpetual
Bonds, Series A 6,11                            $  1,100,000     $    1,096,174
--------------------------------------------------------------------------------
HCA, Inc., 8.75% Sr. Nts., 9/1/10                  1,075,000          1,123,375
--------------------------------------------------------------------------------
Heinz (H.J.) Co., 6.428% Bonds,
12/1/08 6                                            150,000            152,744
--------------------------------------------------------------------------------
Hilton Hotels Corp., 8.25% Sr.
Unsec. Nts., 2/15/11                                 785,000            845,838
--------------------------------------------------------------------------------
HSBC Finance Capital Trust IX,
5.911% Nts., 11/30/35 5                            1,600,000          1,610,672
--------------------------------------------------------------------------------
Hyatt Equities LLC, 6.875% Nts.,
6/15/07 6                                          1,045,000          1,049,457
--------------------------------------------------------------------------------
Hyundai Motor Manufacturing
Alabama LLC, 5.30% Sr. Unsec.
Nts., 12/19/08 6                                     610,000            606,148
--------------------------------------------------------------------------------
IPALCO Enterprises, Inc., 8.375%
Sr. Sec. Nts., 11/14/08 5                            540,000            562,950
--------------------------------------------------------------------------------
iStar Financial, Inc., 5.15% Sr.
Unsec. Nts., 3/1/12                                1,090,000          1,061,246
--------------------------------------------------------------------------------
J.C. Penney Co., Inc., 9% Nts., 8/1/12               275,000            314,797
--------------------------------------------------------------------------------
JPMorgan Chase & Co., 5.15% Sub.
Nts., 10/1/15                                      1,065,000          1,046,913
--------------------------------------------------------------------------------
K. Hovnanian Enterprises, Inc.,
6.50% Sr. Nts., 1/15/14                              925,000            901,875
--------------------------------------------------------------------------------
Kaneb Pipe Line Operating
Partnership LP:
5.875% Sr. Unsec. Nts., 6/1/13                       175,000            175,744
7.75% Sr. Unsec. Nts., 2/15/12                       100,000            109,102
--------------------------------------------------------------------------------
KB Home, 5.75% Sr. Unsec. Unsub.
Nts., 2/1/14                                         750,000            693,938
--------------------------------------------------------------------------------
Kinder Morgan Energy Partners
LP, 7.30% Sr. Unsec. Nts., 8/15/33                   975,000          1,060,587
--------------------------------------------------------------------------------
Kroger Co. (The), 5.50% Unsec.
Unsub. Nts., 2/1/13                                1,110,000          1,099,414
--------------------------------------------------------------------------------
Lennar Corp., 7.625% Sr. Unsec.
Nts., 3/1/09 2                                       980,000          1,020,753
--------------------------------------------------------------------------------
Liberty Media Corp., 7.875% Sr.
Nts., 7/15/09                                        290,000            303,869
--------------------------------------------------------------------------------
Limited Brands, Inc., 6.125% Sr.
Unsec. Nts., 12/1/12                               1,090,000          1,103,285
--------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.:
5.875% Sr. Unsec. Bonds, 8/1/33                      705,000            644,173
7.125% Sr. Unsec. Nts., 6/15/09                      590,000            610,029
--------------------------------------------------------------------------------
May Department Stores Co., 7.90%
Unsec. Debs., 10/15/07                               410,000            416,204
--------------------------------------------------------------------------------
MBIA, Inc., 5.70% Sr. Unsec. Unsub.
Nts., 12/1/34                                      1,115,000          1,064,923
--------------------------------------------------------------------------------
MeadWestvaco Corp., 6.85% Unsec.
Unsub. Nts., 4/1/12 2                              1,030,000          1,080,534
--------------------------------------------------------------------------------
MGM Mirage, Inc., 6% Sr. Sec.
Nts., 10/1/09                                      1,085,000          1,087,713

                                                PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
Mission Energy Holding Co.,
13.50% Sr. Sec. Nts., 7/15/08                   $    935,000     $    1,035,513
--------------------------------------------------------------------------------
Monongahela Power Co., 7.36%
Unsec. Nts., Series A, 1/15/10                       695,000            728,580
--------------------------------------------------------------------------------
Morgan Stanley, 4.75% Sub.
Nts., 4/1/14                                       1,120,000          1,072,475
--------------------------------------------------------------------------------
NCR Corp., 7.125% Sr. Unsec. Unsub.
Nts., 6/15/09                                        100,000            102,615
--------------------------------------------------------------------------------
NiSource Finance Corp., 7.875% Sr.
Unsec. Nts., 11/15/10                              1,450,000          1,565,639
--------------------------------------------------------------------------------
ONEOK Partners LP:
7.10% Sr. Unsec. Nts., 3/15/11                       150,000            157,839
6.65% Nts., 10/1/36                                  520,000            533,615
--------------------------------------------------------------------------------
Pemex Project Funding Master
Trust, 7.875% Unsec. Unsub.
Nts., 2/1/09                                       1,025,000          1,076,763
--------------------------------------------------------------------------------
Petroleum Export Ltd. Cayman
SPV, 4.623% Sr. Nts., Cl. A1, 6/15/10 6            1,398,444          1,377,122
--------------------------------------------------------------------------------
PF Export Receivables Master
Trust, 3.748% Sr. Nts., Series B, 6/1/13 6           338,601            317,565
--------------------------------------------------------------------------------
Popular North America, Inc., 4.70%
Nts., 6/30/09                                      1,360,000          1,332,083
--------------------------------------------------------------------------------
Prudential Holdings LLC, 8.695%
Bonds, Series C, 12/18/23 6                        1,095,000          1,342,131
--------------------------------------------------------------------------------
Prudential Insurance Co. of America,
8.30% Nts., 7/1/25                                 1,110,000          1,397,201
--------------------------------------------------------------------------------
PSEG Funding Trust I, 5.381% Nts.,
11/16/07                                             690,000            688,698
--------------------------------------------------------------------------------
Pulte Homes, Inc., 4.875% Nts.,
7/15/09                                            1,075,000          1,059,184
--------------------------------------------------------------------------------
Qwest Corp., 5.625% Unsec. Nts.,
11/15/08                                             131,000            131,819
--------------------------------------------------------------------------------
R&B Falcon Corp., 9.50% Sr. Unsec.
Nts., 12/15/08                                       500,000            537,603
--------------------------------------------------------------------------------
R.J. Reynolds Tobacco Holdings,
Inc., 6.50% Unsec. Nts., 6/1/07                       30,000             30,190
--------------------------------------------------------------------------------
Reed Elsevier Capital, Inc., 4.625%
Nts., 6/15/12                                        480,000            458,996
--------------------------------------------------------------------------------
Reynolds American, Inc., 6.50% Sr.
Sec. Nts., 6/1/07                                    665,000            669,218
--------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd., 7%
Sr. Unsec. Unsub. Nts., 10/15/07                     294,000            298,137
--------------------------------------------------------------------------------
Safeway, Inc., 6.50% Sr. Unsec.
Nts., 3/1/11                                       1,560,000          1,615,378
--------------------------------------------------------------------------------
Sara Lee Corp., 2.75% Unsec.
Nts., 6/15/08                                        450,000            432,538
--------------------------------------------------------------------------------
Telecom Italia Capital SpA:
4% Sr. Unsec. Nts., 11/15/08                         525,000            511,499
4% Unsec. Unsub. Nts., 1/15/10                       575,000            549,447
--------------------------------------------------------------------------------
Telefonos de Mexico SA de CV,
4.50% Nts., 11/19/08                               1,085,000          1,070,855

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
Telus Corp., 8% Nts., 6/1/11                    $    950,000     $    1,039,829
--------------------------------------------------------------------------------
TEPPCO Partners LP:
6.125% Nts., 2/1/13                                  490,000            490,662
7.625% Sr. Unsec. Nts., 2/15/12                      145,000            156,073
--------------------------------------------------------------------------------
Time Warner Entertainment Co.
LP, 8.375% Sr. Nts., 7/15/33                         860,000          1,042,477
--------------------------------------------------------------------------------
Tribune Co., 5.50% Nts., Series E,
10/6/08                                              595,000            589,202
--------------------------------------------------------------------------------
TXU Energy Co., 6.125% Nts.,
3/15/08                                              755,000            759,971
--------------------------------------------------------------------------------
Univision Communications, Inc.:
3.50% Sr. Unsec. Nts., 10/15/07                      670,000            655,685
3.875% Sr. Unsec. Nts., 10/15/08                     315,000            300,564
--------------------------------------------------------------------------------
Valero Logistics Operations LP,
6.05% Nts., 3/15/13                                  760,000            766,582
--------------------------------------------------------------------------------
Vornado Realty LP, 5.625% Sr.
Unsec. Unsub. Nts., 6/15/07                        1,175,000          1,174,349
--------------------------------------------------------------------------------
Westar Energy, Inc., 7.125% Sr.
Unsec. Nts., 8/1/09                                  890,000            924,366
--------------------------------------------------------------------------------
Williams Cos., Inc. Credit Linked
Certificate Trust (The), 6.75%
Nts., 4/15/09 4                                    1,050,000          1,073,625
--------------------------------------------------------------------------------
Xerox Corp., 9.75% Sr. Unsec.
Nts., 1/15/09                                        980,000          1,063,300
--------------------------------------------------------------------------------
Yum! Brands, Inc., 7.70% Sr.
Nts., 7/1/12                                         750,000            820,805
                                                                 ---------------
Total Non-Convertible Corporate
Bonds and Notes (Cost $79,799,007)                                   80,757,544

                                                      SHARES
--------------------------------------------------------------------------------
MONEY MARKET FUND--2.9%
--------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E, 5.25% 12,13
(Cost $15,913,062)                                15,913,062         15,913,062

--------------------------------------------------------------------------------
Total Investments, at Value
(excluding Investments
Purchased with Cash Collateral
from Securities Loaned)
(Cost $498,043,437)                                                 571,329,872

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LOANED--7.5% 14
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--7.1%
Undivided interest of 0.95% in joint repurchase
agreement (Principal Amount/Value
$4,100,000,000, with a maturity value of
$4,102,437,222) with Nomura Securities, 5.35%,
dated 12/29/06, to be repurchased
at $39,072,095 on 1/2/07, collateralized by
U.S. Agency Mortgages, 0.00%-22.12%,
3/15/14-5/1/46, with a value of
$4,182,000,000                                  $ 39,048,883     $   39,048,883

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
YANKEE FLOATING CERTIFICATE OF DEPOSIT--0.4%
Natexis Banques Populaires NY,
5.34%, 1/2/07                                   $  2,000,000     $    2,000,000
                                                                 ---------------
Total Investments Purchased with
Cash Collateral from Securities
Loaned (Cost $41,048,883)                                            41,048,883

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $539,092,320)                                    112.0%       612,378,755
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                  (12.0)       (65,377,150)
                                                --------------------------------
NET ASSETS                                             100.0%    $  547,001,605
                                                ================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Partial or fully-loaned security. See Note 10 of accompanying Notes.

3. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                       CONTRACTS   EXPIRATION   EXERCISE    PREMIUM        VALUE
                 SUBJECT TO CALL         DATE      PRICE   RECEIVED   SEE NOTE 1
--------------------------------------------------------------------------------
Amgen, Inc.                   89      4/23/07        $75    $46,768      $11,125

4. Illiquid security. The aggregate value of illiquid securities as of December
31, 2006 was $1,791,592, which represents 0.33% of the Fund's net assets. See
Note 9 of accompanying Notes.

5. Represents the current interest rate for a variable or increasing rate security.

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $10,309,748 or 1.88% of the Fund's net assets as of December 31, 2006.

7. When-issued security or forward commitment to be delivered and settled after
December 31, 2006. See Note 1 of accompanying Notes.

8. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example,
GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $6,664,916 or 1.22% of the Fund's net assets as of December 31, 2006.

9. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
These securities amount to $332,182 or 0.06% of the Fund's net assets as of
December 31, 2006.

10. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $1,236,626. See Note 6 of accompanying Notes.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

12. Represents ownership of an affiliated fund, at or during the period ended
December 31, 2006. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                           SHARES          GROSS          GROSS               SHARES
                                                                DECEMBER 31, 2005      ADDITIONS     REDUCTIONS    DECEMBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------------

Oppenheimer Institutional Money Market Fund, Cl. E, 5.25%*                     --     67,843,655     51,930,593           15,913,062

                                                                                                          VALUE             DIVIDEND
                                                                                                     SEE NOTE 1               INCOME
------------------------------------------------------------------------------------------------------------------------------------

Oppenheimer Institutional Money Market Fund, Cl. E, 5.25%*                                          $15,913,062             $226,614

* The money market fund and the Fund are affiliated by having the same investment advisor.

13. Rate shown is the 7-day yield as of December 31, 2006.

14. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 10 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2006
--------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $523,179,258)                                                               $ 596,465,693
Affiliated companies (cost $15,913,062)                                                                     15,913,062
                                                                                                         --------------
                                                                                                           612,378,755
-----------------------------------------------------------------------------------------------------------------------
Cash                                                                                                            32,618
-----------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on swap contracts                                                                      234,018
-----------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold (including $7,205,196 sold on a when-issued basis or forward commitment)                   10,076,306
Interest, dividends and principal paydowns                                                                   2,804,922
Futures margins                                                                                                 20,599
Other                                                                                                           22,490
                                                                                                         --------------
Total assets                                                                                               625,569,708

-----------------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------
Options written, at value (premiums received $46,768)--see accompanying statement of investments                11,125
-----------------------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                                  41,048,883
-----------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on swap contracts                                                                      209,969
-----------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $36,396,850 purchased on a when-issued basis or forward commitment)        36,723,640
Shares of beneficial interest redeemed                                                                         411,393
Distribution and service plan fees                                                                              67,923
Shareholder communications                                                                                      48,421
Trustees' compensation                                                                                          15,880
Transfer and shareholder servicing agent fees                                                                    1,725
Other                                                                                                           29,144
                                                                                                         --------------
Total liabilities                                                                                           78,568,103

-----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                               $ 547,001,605
                                                                                                         ==============

-----------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                               $      30,963
-----------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                                 417,345,514
-----------------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                           13,444,735
-----------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                              42,592,233
-----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and
liabilities denominated in foreign currencies                                                               73,588,160
                                                                                                         --------------
NET ASSETS                                                                                               $ 547,001,605
                                                                                                         ==============

-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $435,638,757 and 24,622,795 shares of beneficial interest outstanding)           $       17.69
-----------------------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $111,362,848 and 6,339,774 shares of beneficial interest outstanding)            $       17.57

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        18 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2006
--------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------
Interest                                                                                                 $  13,669,624
-----------------------------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $108,963)                                        3,561,909
Affiliated companies                                                                                           226,614
-----------------------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                                         198,706
                                                                                                         --------------
Total investment income                                                                                     17,656,853

-----------------------------------------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------------------------------------
Management fees                                                                                              4,020,826
-----------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                                                             249,902
-----------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                                              10,120
Service shares                                                                                                  10,014
-----------------------------------------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                                                              59,572
Service shares                                                                                                  13,386
-----------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                          13,760
-----------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                     10,598
-----------------------------------------------------------------------------------------------------------------------
Administration service fees                                                                                      1,500
-----------------------------------------------------------------------------------------------------------------------
Other                                                                                                           49,536
                                                                                                         --------------
Total expenses                                                                                               4,439,214
Less waivers and reimbursements of expenses                                                                     (4,303)
                                                                                                         --------------
Net expenses                                                                                                 4,434,911

-----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                       13,221,942

-----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------
Net realized gain on:
Investments                                                                                                 47,956,962
Closing and expiration of option contracts written                                                             109,425
Closing and expiration of futures contracts                                                                    832,920
Foreign currency transactions                                                                                  420,870
Swap contracts                                                                                                 122,209
                                                                                                         --------------
Net realized gain                                                                                           49,442,386
-----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                                                 (5,140,761)
Translation of assets and liabilities denominated in foreign currencies                                        182,101
Futures contracts                                                                                              (18,386)
Option contracts                                                                                               (30,516)
Swap contracts                                                                                                  14,078
                                                                                                         --------------
Net change in unrealized appreciation                                                                       (4,993,484)

-----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                     $  57,670,844
                                                                                                         ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        19 | OPPENHEIMER BALANCED FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                          2006             2005
-----------------------------------------------------------------------------------------------------------------------

OPERATIONS
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   $  13,221,942    $  11,621,499
-----------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                          49,442,386       31,133,140
-----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                      (4,993,484)     (20,360,340)
                                                                                        -------------------------------
Net increase in net assets resulting from operations                                       57,670,844       22,394,299

-----------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                                        (10,383,550)      (9,339,985)
Service shares                                                                             (1,826,958)      (1,047,623)
                                                                                        -------------------------------
                                                                                          (12,210,508)     (10,387,608)
-----------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Non-Service shares                                                                        (22,826,230)     (19,081,318)
Service shares                                                                             (4,434,656)      (2,361,220)
                                                                                        -------------------------------
                                                                                          (27,260,886)     (21,442,538)

-----------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Non-Service shares                                                                        (81,734,942)     (34,790,673)
Service shares                                                                             18,628,043       29,195,366
                                                                                        -------------------------------
                                                                                          (63,106,899)      (5,595,307)

-----------------------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
Total decrease                                                                            (44,907,449)     (15,031,154)
-----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                       591,909,054      606,940,208
                                                                                        -------------------------------
End of period (including accumulated net investment income of $13,444,735
and $12,162,267, respectively)                                                          $ 547,001,605    $ 591,909,054
                                                                                        ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,                 2006            2005           2004           2003          2002
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   17.07       $   17.35     $    15.92     $    13.16     $   15.40
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .40 1           .33 1          .26 1          .27           .50
Net realized and unrealized gain (loss)                     1.38             .31           1.33           2.90         (2.02)
                                                       ------------------------------------------------------------------------
Total from investment operations                            1.78             .64           1.59           3.17         (1.52)
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.36)           (.30)          (.16)          (.41)         (.51)
Distributions from net realized gain                        (.80)           (.62)            --             --          (.21)
                                                       ------------------------------------------------------------------------
Total dividends and/or distributions to shareholders       (1.16)           (.92)          (.16)          (.41)         (.72)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   17.69       $   17.07     $    17.35     $    15.92     $   13.16
                                                       ========================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         11.15%           3.89%         10.10%         24.96%       (10.40)%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $ 435,639       $ 503,753     $  547,290     $  533,710     $ 458,848
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $ 456,513       $ 522,754     $  528,655     $  475,389     $ 517,516
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                       2.42%           1.98%          1.59%          1.82%         3.31%
Total expenses                                              0.75% 4,5       0.74% 6        0.74% 6        0.76% 6       0.74% 6
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       76% 7           67% 7          68% 7         248%           42%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

     Year Ended December 31, 2006       0.75%

5. Voluntary waiver of affiliated funds management fees less than 0.01%.

6. Reduction to custodian expenses less than 0.01%.

7. The portfolio turnover rate excludes purchase and sale transactions of To Be
Announced (TBA) mortgage-related securities as follows:

                                      PURCHASE TRANSACTIONS   SALE TRANSACTIONS
   ----------------------------------------------------------------------------
   Year Ended December 31, 2006              $  612,825,833      $  666,549,894
   Year Ended December 31, 2005               1,224,652,741       1,250,455,539
   Year Ended December 31, 2004               1,460,076,994       1,473,590,963

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        21 | OPPENHEIMER BALANCED FUND/VA

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

SERVICE SHARES  YEAR ENDED DECEMBER 31,                     2006            2005           2004           2003          2002 1
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   16.97       $   17.26     $    15.87     $    13.14     $   14.51
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .36 2           .29 2          .23 2          .39           .13
Net realized and unrealized gain (loss)                     1.37             .31           1.31           2.74         (1.50)
                                                       ------------------------------------------------------------------------
Total from investment operations                            1.73             .60           1.54           3.13         (1.37)
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.33)           (.27)          (.15)          (.40)           --
Distributions from net realized gain                        (.80)           (.62)            --             --            --
                                                       ------------------------------------------------------------------------
Total dividends and/or distributions to shareholders       (1.13)           (.89)          (.15)          (.40)           --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   17.57       $   16.97     $    17.26     $    15.87     $   13.14
                                                       ========================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                         10.86%           3.67%          9.79%         24.69%        (9.44)%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $ 111,363       $  88,156     $   59,650     $   25,302     $   2,306
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $ 100,010       $  72,977     $   39,851     $    9,908     $   1,037
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                       2.17%           1.74%          1.41%          1.37%         3.30%
Total expenses                                              1.01% 5,6       1.00% 7        1.02% 7        1.01% 7       0.99% 7
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       76% 8           67% 8          68% 8         248%           42%

1. For the period from May 1, 2002 (inception of offering) to December 31, 2002.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses including indirect expenses from affiliated fund were as follows:

     Year Ended December 31, 2006       1.01%

6. Voluntary waiver of affiliated funds management fees less than 0.01%.

7. Reduction to custodian expenses less than 0.01%.

8. The portfolio turnover rate excludes purchase and sale transactions of To Be
Announced (TBA) mortgage-related securities as follows:

                                      PURCHASE TRANSACTIONS   SALE TRANSACTIONS
   ----------------------------------------------------------------------------
   Year Ended December 31, 2006              $  612,825,833      $  666,549,894
   Year Ended December 31, 2005               1,224,652,741       1,250,455,539
   Year Ended December 31, 2004               1,460,076,994       1,473,590,963

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Balanced Fund/VA (the Fund), is a separate series of Oppenheimer
Variable Account Funds, an open end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high total investment return, which includes current income and capital appreciation in the value of its shares. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National
Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and
"asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost
(which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment take place generally at least ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the
Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of December 31, 2006,

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

the Fund had purchased $36,396,850 of securities issued on a when-issued basis or forward commitment and sold $7,205,196 of securities issued on a when-issued basis or forward commitment.

      In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New
York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
AFFILIATED FUNDS. The Fund is permitted to invest daily available cash balances in affiliated money market funds. Each day, the Fund invests the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the
Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of
Investments. As a shareholder, the Fund is subject to its proportional share of
IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives)
that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's
Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    APPRECIATION
                                                                BASED ON COST OF
                                                                  SECURITIES AND
      UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED    OTHER INVESTMENTS
      NET INVESTMENT       LONG-TERM                   LOSS   FOR FEDERAL INCOME
      INCOME                    GAIN   CARRYFORWARD 1,2,3,4         TAX PURPOSES
      --------------------------------------------------------------------------
      $14,779,244        $41,618,992               $291,587          $73,534,353

1. The Fund had $180 of post-October foreign currency losses which were deferred.

2. The Fund had $291,407 of straddle losses which were deferred.

3. During the fiscal year ended December 31, 2006, the Fund did not utilize any capital loss carryforward.

4. During the fiscal year ended December 31, 2005, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2006. Net assets of the Fund were unaffected by the reclassifications.

                                          INCREASE                  DECREASE
                                    TO ACCUMULATED        TO ACCUMULATED NET
      INCREASE                      NET INVESTMENT             REALIZED GAIN
      TO PAID-IN CAPITAL                    INCOME          ON INVESTMENTS 5
      ----------------------------------------------------------------------
      $5,842,781                          $271,034                $6,113,815

5. $5,842,781, including $5,663,677 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

                                         YEAR ENDED                YEAR ENDED
                                  DECEMBER 31, 2006         DECEMBER 31, 2005
      -----------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                 $  15,967,610             $  10,387,608
      Long-term capital gain             23,503,784                21,442,538
                                      ---------------------------------------
      Total                           $  39,471,394             $  31,830,146
                                      =======================================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

             Federal tax cost of securities          $ 539,128,378
             Federal tax cost of other investments     (58,285,567)
                                                     --------------
             Total federal tax cost                  $ 480,842,811
                                                     ==============

             Gross unrealized appreciation           $  81,639,790
             Gross unrealized depreciation              (8,105,437)
                                                     --------------
             Net unrealized appreciation             $  73,534,353
                                                     ==============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the
Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the
Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                              YEAR ENDED DECEMBER 31, 2006     YEAR ENDED DECEMBER 31, 2005
                                                   SHARES           AMOUNT          SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------

NON-SERVICE SHARES
Sold                                              714,924    $  11,819,806       1,776,358    $  29,867,328
Dividends and/or distributions reinvested       2,069,145       33,209,780       1,726,689       28,421,303
Redeemed                                       (7,669,019)    (126,764,528)     (5,537,549)     (93,079,304)
                                               -------------------------------------------------------------
Net decrease                                   (4,884,950)   $ (81,734,942)     (2,034,502)   $ (34,790,673)
                                               =============================================================

SERVICE SHARES
Sold                                            1,978,250    $  32,390,681       1,918,395    $  32,184,682
Dividends and/or distributions reinvested         392,086        6,261,614         207,983        3,408,843
Redeemed                                       (1,226,866)     (20,024,252)       (385,436)      (6,398,159)
                                               -------------------------------------------------------------
Net increase                                    1,143,470    $  18,628,043       1,740,942    $  29,195,366
                                               =============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and money market funds, for the year ended December
31, 2006, were as follows:

                                               PURCHASES           SALES
      ------------------------------------------------------------------
      Investment securities                 $327,098,095    $374,792,936
      U.S. government and government
      agency obligations                      54,372,214      66,701,912
      To Be Announced (TBA)
      mortgage-related securities            612,825,833     666,549,894

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

      FEE SCHEDULE
      ----------------------------------------------------
      Up to $200 million                            0.75%
      Next $200 million                             0.72
      Next $200 million                             0.69
      Next $200 million                             0.66
      Over $800 million                             0.60

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended December 31, 2006, the Fund paid
$20,164 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a
Distribution and Service Plan for Service shares to pay OppenheimerFunds
Distributor, Inc. (the Distributor), for distribution related services, personal service and account maintenance for the Fund's Service shares. Under the plan, payments are made periodically at an annual rate of

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

up to 0.25% of the average annual net assets of Service shares of the Fund. The
Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the
Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in
IMMF. During the year ended December 31, 2006, the Manager waived $4,303 for
IMMF management fees.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

      As of December 31, 2006, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices
(financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

     Cash  held by the  broker  to cover  initial  margin  requirements  on open futures  contracts  is  noted  in  the  Statement  of  Assets  and  Liabilities.
Securities held in collateralized  accounts to cover initial margin requirements on open  futures  contracts  are  noted in the  Statement  of  Investments.  The
Statement of Assets and Liabilities reflects a receivable and/or payable for the daily  mark to market  for  variation  margin.  Realized  gains and  losses  are reported in the Statement of Operations at the closing and expiration of futures contracts.  The net  change  in  unrealized  appreciation  and  depreciation  is reported in the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2006, the Fund had outstanding futures contracts as follows:

                                                                                 UNREALIZED
                                EXPIRATION   NUMBER OF     VALUATION AS OF     APPRECIATION
CONTRACT DESCRIPTION                 DATES   CONTRACTS   DECEMBER 31, 2006    (DEPRECIATION)
--------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
U.S. Long Bonds                    3/21/07         160        $ 17,830,000      $  (226,586)
                                                                                ------------

CONTRACTS TO SELL
Euro-Bundesobligation, 10 yr.       3/8/07          59           9,036,724          223,746
U.S. Treasury Nts., 2 yr.          3/30/07         245          49,987,656          121,360
U.S. Treasury Nts., 5 yr.          3/30/07          65           6,829,063           40,101
U.S Treasury Nts., 10 yr.          3/21/07          93           9,994,594           80,373
                                                                                ------------
                                                                                    465,580
                                                                                ------------
                                                                                $   238,994
                                                                                ============

--------------------------------------------------------------------------------
7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Securities designated to cover outstanding call or put options are noted
in the Statement of Investments where applicable. Contracts subject to call or put, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 2006 was as follows:

                                                        CALL OPTIONS
                                           --------------------------
                                           NUMBER OF       AMOUNT OF
                                           CONTRACTS        PREMIUMS
      ---------------------------------------------------------------
      Options outstanding as of
      December 31, 2005                          539       $  66,159
      Options written                            549          90,034
      Options closed or expired                 (999)       (109,425)
                                           --------------------------
      Options outstanding as of
      December 31, 2006                           89       $  46,768
                                           ==========================

--------------------------------------------------------------------------------
8. CREDIT DEFAULT SWAP CONTRACTS

Credit default swaps are designed to transfer the credit exposure of fixed income products between counterparties. The Fund may enter into credit default swaps, both directly ("unfunded swaps") and indirectly in the form of a swap embedded within a structured note ("funded swaps"), to protect against the risk that a security will default. Unfunded and funded credit default swaps may be on a single security, or a basket of securities. The Fund may take a short position
(purchaser of credit protection) or a long position (seller of credit protection) in the credit default swap. Risks of credit default swaps include, but are not limited to, the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or defaulted bonds depending on whether the Fund is long or short the swap, respectively).

      The Fund would take a short position in a credit default swap (the
"unfunded swap") against a long portfolio position to decrease exposure to specific high yield issuers. As a purchaser of credit protection under a swap contract, the Fund pays a periodic interest fee on the notional amount to the counterparty. This interest fee is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Fund is obligated to deliver that security to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as realized gain and is included on the
Statement of Operations. Credit default swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Fund at termination or settlement and disclosed separately on the Statement of Assets and Liabilities. The net change in this amount is included on the Statement of Operations.

Information regarding such credit default swaps as of December 31, 2006 is as follows:

                                               NOTIONAL AMOUNT          ANNUAL
                                                   RECEIVED BY        INTEREST
                             REFERENCED DEBT     THE FUND UPON    RATE PAID BY    TERMINATION     UNREALIZED
COUNTERPARTY                      OBLIGATION      CREDIT EVENT        THE FUND          DATES   DEPRECIATION
-------------------------------------------------------------------------------------------------------------

Deutsche Bank AG:
                                 CDX.NA.IG.7        $4,700,000           0.400%      12/20/11   $     13,917
                       J.C. Penney Co., Inc.           320,000           0.580        3/20/12            539
                            Weyerhaeuser Co.         1,070,000           0.580        9/20/11          6,991
-------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital
Services, Inc.:
                     Arrow Electronics, Inc.         1,070,000           0.790        9/20/11         19,155
                     Arrow Electronics, Inc.           530,000           0.770        9/20/11          9,037
                                  Belo Corp.           660,000           0.650        6/20/11          4,530
                                  Belo Corp.           365,000           0.670        6/20/11          2,800
                                  Belo Corp.           735,000           0.675        6/20/11          5,787
                              Ford Motor Co.           525,000           5.300       12/20/08         29,212
                              Ford Motor Co.         1,100,000           5.400       12/20/08         63,280
                        General Motors Corp.           545,000           4.000       12/20/08         22,468
                        General Motors Corp.           535,000           3.950       12/20/08         21,548
                     International Paper Co.         1,090,000           0.409       12/20/11          3,465
                                                                                                -------------
                                                                                                $    202,729
                                                                                                =============

     The Fund would take a long  position in the credit  default  swap note (the
"funded  swap") to  increase  the  exposure  to  specific  high yield  corporate issuers.  As a seller  of  credit  protection  under a swap  contract,  the Fund receives a periodic  interest fee on the notional amount from the  counterparty.
This  interest fee is accrued  daily as a component of  unrealized  appreciation
(depreciation) and is recorded as realized gain upon receipt. Upon occurrence of a  specific  credit  event  with  respect  to  the  underlying  referenced  debt obligation,  the Fund receives that security from the  counterparty  in exchange for payment of the notional amount to the counterparty.  The difference  between the value of the security  received and the notional  amount paid is recorded as realized loss and is included on the  Statement of  Operations.  Credit  default swaps are marked to market daily using different sources,  including  quotations from counterparties,  pricing services, brokers or market makers. The unrealized appreciation  (depreciation)  related  to the  change  in the  valuation  of the notional  amount of the swap is  combined  with the  amount due to (owed by) the
Fund at termination  or settlement and disclosed  separately on the Statement of
Assets  and  Liabilities.  The net  change  in this  amount is  included  on the
Statement of Operations.

Information regarding such credit default swaps as of December 31, 2006 is as follows:

                                               NOTIONAL AMOUNT          ANNUAL
                                                   PAID BY THE   INTEREST RATE                    UNREALIZED
                             REFERENCED DEBT         FUND UPON        RECEIVED    TERMINATION   APPRECIATION
COUNTERPARTY                      OBLIGATION      CREDIT EVENT     BY THE FUND          DATES  (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------

Deutsche Bank AG:
          Abitibi-Consolidated Co. of Canada        $  860,000            1.52%       9/20/07   $      3,547
            Allied Waste North America, Inc.           340,000            2.00        9/20/09          9,245
            Allied Waste North America, Inc.           530,000            2.00        9/20/09         14,412
                            Bombardier, Inc.           265,000            0.90        9/20/07            975
                           Eastman Kodak Co.           735,000            1.00       12/20/08          4,146
             General Motors Acceptance Corp.           200,000            2.30        6/20/07          1,960
-------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital
Services, Inc.:
                          ArvinMeritor, Inc.           295,000            1.05        9/20/07            885
                          ArvinMeritor, Inc.           240,000            1.10        9/20/07            811
                          ArvinMeritor, Inc.            20,000            1.20        9/20/07             83
                            Bombardier, Inc.           290,000            1.00        9/20/07          1,542
                            Bombardier, Inc.           295,000            1.05        9/20/07          1,681
                              Ford Motor Co.           525,000            7.05       12/20/16         30,598
                              Ford Motor Co.         1,100,000            7.15       12/20/16         69,924
                        General Motors Corp.           545,000            5.80       12/20/16         42,960
                        General Motors Corp.           535,000            5.75       12/20/16         40,620
             General Motors Acceptance Corp.           730,000            3.15        6/20/07         10,010
     Hyundai Motor Manufacturing Alabama LLC           465,000            0.40        6/20/07            619
                       J.C. Penney Co., Inc.         1,070,000            0.61        6/20/13         (7,240)
                                                                                                -------------
                                                                                                $    226,778
                                                                                                =============

--------------------------------------------------------------------------------
9. ILLIQUID SECURITIES

As of December 31, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of
Investments.

--------------------------------------------------------------------------------
10. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Fund on the next business day. Cash collateral may be invested in approved investments and the Fund bears the risk of any loss in value of these investments. The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned

--------------------------------------------------------------------------------
10. SECURITIES LENDING Continued

or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower. As of December 31,
2006, the Fund had on loan securities valued at $48,104,010, which are included in the Statement of Assets and Liabilities as "Investments, at value" and, when applicable, as "Receivable for Investments sold." Cash collateral of $41,048,883 was received for the loans, all of which was received in cash and subsequently invested in approved investments. In addition, collateral of $8,500,439 was also received in the form of securities.

--------------------------------------------------------------------------------
11. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB
Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES.
FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109,
ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized.
FIN 48 is effective for fiscal years beginning after December 15, 2006. As of
December 31, 2006, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements.
The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting
Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS
No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts;
however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
12. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the
Oppenheimer funds excluding the Fund) in the U.S. District Court for the
Southern District of New York on January 10, 2005 and was amended on March 4,
2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment
Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the
Oppenheimer funds, as nominal defendants, and against certain present and former
Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the
Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER CAPITAL APPRECIATION FUND/VA:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Capital Appreciation Fund/VA (the "Fund"), a series of Oppenheimer
Variable Account Funds, including the statement of investments, as of December
31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 8, 2007

STATEMENT OF INVESTMENTS  December 31, 2006
--------------------------------------------------------------------------------

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--98.7%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--11.5%
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--2.1%
Las Vegas Sands Corp. 1                              176,600     $   15,802,168
--------------------------------------------------------------------------------
Melco PBL Entertainment Ltd., ADR 1                  205,400          4,366,804
--------------------------------------------------------------------------------
Panera Bread Co., Cl. A 1                            159,720          8,929,945
--------------------------------------------------------------------------------
Starbucks Corp. 1                                    422,100         14,950,782
                                                                 ---------------
                                                                     44,049,699

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.6%
Harman International Industries, Inc.                124,700         12,458,777
--------------------------------------------------------------------------------
MEDIA--1.8%
Comcast Corp., Cl. A
Special, Non-Vtg. 1                                  533,500         22,342,980
--------------------------------------------------------------------------------
XM Satellite Radio Holdings, Inc.,
Cl. A 1                                            1,062,500         15,353,125
                                                                 ---------------
                                                                     37,696,105

--------------------------------------------------------------------------------
MULTILINE RETAIL--2.7%
J.C. Penney Co., Inc. (Holding Co.)                  216,300         16,732,968
--------------------------------------------------------------------------------
Kohl's Corp. 1                                       269,000         18,407,670
--------------------------------------------------------------------------------
Target Corp.                                         344,200         19,636,610
                                                                 ---------------
                                                                     54,777,248

--------------------------------------------------------------------------------
SPECIALTY RETAIL--3.3%
Best Buy Co., Inc.                                   334,150         16,436,839
--------------------------------------------------------------------------------
Lowe's Cos., Inc.                                    762,000         23,736,300
--------------------------------------------------------------------------------
Staples, Inc.                                      1,044,200         27,880,140
                                                                 ---------------
                                                                     68,053,279

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--1.0%
Polo Ralph Lauren Corp.                              264,200         20,517,772
--------------------------------------------------------------------------------
CONSUMER STAPLES--7.7%
--------------------------------------------------------------------------------
BEVERAGES--1.0%
PepsiCo, Inc.                                        342,900         21,448,395
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.5%
CVS Corp.                                            389,600         12,042,536
--------------------------------------------------------------------------------
Sysco Corp.                                          280,620         10,315,591
--------------------------------------------------------------------------------
Whole Foods Market, Inc.                             171,900          8,067,267
                                                                 ---------------
                                                                     30,425,394

--------------------------------------------------------------------------------
FOOD PRODUCTS--2.1%
Cadbury Schweppes plc                              1,125,400         12,042,196
--------------------------------------------------------------------------------
Nestle SA                                             84,757         30,118,819
                                                                 ---------------
                                                                     42,161,015

--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--3.1%
Procter & Gamble Co. (The)                           599,800         38,549,146
--------------------------------------------------------------------------------
Reckitt Benckiser plc                                568,470         25,978,677
                                                                 ---------------
                                                                     64,527,823

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
ENERGY--6.2%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--4.3%
Halliburton Co.                                      957,600     $   29,733,480
--------------------------------------------------------------------------------
Schlumberger Ltd.                                    533,600         33,702,176
--------------------------------------------------------------------------------
Smith International, Inc.                            610,000         25,052,700
                                                                 ---------------
                                                                     88,488,356

--------------------------------------------------------------------------------
OIL & GAS--1.9%
Kinder Morgan Management LLC 1                       241,018         11,009,702
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                           257,000         12,549,310
--------------------------------------------------------------------------------
XTO Energy, Inc.                                     343,100         16,142,855
                                                                 ---------------
                                                                     39,701,867
--------------------------------------------------------------------------------
FINANCIALS--10.4%
--------------------------------------------------------------------------------
CAPITAL MARKETS--5.1%
Franklin Resources, Inc.                             119,000         13,110,230
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                      105,100         20,951,685
--------------------------------------------------------------------------------
Legg Mason, Inc.                                     261,200         24,827,060
--------------------------------------------------------------------------------
Nomura Securities Co. Ltd.                           538,000         10,149,237
--------------------------------------------------------------------------------
Northern Trust Corp.                                 263,200         15,973,608
--------------------------------------------------------------------------------
UBS AG                                               331,286         20,057,733
                                                                 ---------------
                                                                    105,069,553

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.6%
Chicago Mercantile Exchange (The)                     65,200         33,235,700
--------------------------------------------------------------------------------
INSURANCE--3.7%
American International Group, Inc.                   457,450         32,780,867
--------------------------------------------------------------------------------
Hartford Financial Services Group,
Inc. (The)                                           166,800         15,564,108
--------------------------------------------------------------------------------
Prudential Financial, Inc.                           324,700         27,878,742
                                                                 ---------------
                                                                     76,223,717
--------------------------------------------------------------------------------
HEALTH CARE--14.5%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--2.9%
Celgene Corp. 1                                      286,700         16,493,851
--------------------------------------------------------------------------------
Genentech, Inc. 1                                    237,200         19,244,036
--------------------------------------------------------------------------------
Genzyme Corp. (General Division) 1                   203,300         12,519,214
--------------------------------------------------------------------------------
Gilead Sciences, Inc. 1                              180,600         11,726,358
                                                                 ---------------
                                                                     59,983,459

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.4%
St. Jude Medical, Inc. 1                             465,300         17,011,368
--------------------------------------------------------------------------------
Varian Medical Systems, Inc. 1                       248,500         11,821,145
                                                                 ---------------
                                                                     28,832,513

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--2.7%
Caremark Rx, Inc.                                    290,800         16,607,588
--------------------------------------------------------------------------------
Express Scripts, Inc. 1                              136,100          9,744,760
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                             538,700         28,944,351
                                                                 ---------------
                                                                     55,296,699

                                                                       VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--2.2%
Covance, Inc. 1                                      292,157     $   17,210,969
--------------------------------------------------------------------------------
Thermo Fisher Scientific, Inc. 1                     638,400         28,913,136
                                                                 ---------------
                                                                     46,124,105

--------------------------------------------------------------------------------
PHARMACEUTICALS--5.3%
Allergan, Inc.                                        77,600          9,291,824
--------------------------------------------------------------------------------
Novartis AG                                          611,525         35,142,530
--------------------------------------------------------------------------------
Roche Holdings AG                                    182,548         32,734,295
--------------------------------------------------------------------------------
Sepracor, Inc. 1                                     166,700         10,265,386
--------------------------------------------------------------------------------
Shionogi & Co. Ltd.                              487,000          9,541,705
--------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.,
Sponsored ADR                                        364,646         11,333,198
                                                                 ---------------
                                                                    108,308,938
--------------------------------------------------------------------------------
INDUSTRIALS--9.7%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--4.6%
Empresa Brasileira de Aeronautica SA,
ADR                                                  434,900         18,017,907
--------------------------------------------------------------------------------
General Dynamics Corp.                               266,100         19,784,535
--------------------------------------------------------------------------------
KBR, Inc. 1                                          136,660          3,575,026
--------------------------------------------------------------------------------
Lockheed Martin Corp.                                227,400         20,936,718
--------------------------------------------------------------------------------
Rockwell Collins, Inc.                               154,980          9,808,684
--------------------------------------------------------------------------------
United Technologies Corp.                            375,000         23,445,000
                                                                 ---------------
                                                                     95,567,870

--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--0.3%
Expeditors International of
Washington, Inc.                                     178,400          7,225,200
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.0%
Corporate Executive Board Co. (The)                  239,500         21,004,150
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--2.3%
General Electric Co.                                 961,000         35,758,810
--------------------------------------------------------------------------------
Textron, Inc.                                        118,500         11,111,745
                                                                 ---------------
                                                                     46,870,555

--------------------------------------------------------------------------------
MACHINERY--1.0%
Danaher Corp.                                        271,600         19,674,704
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--0.5%
Fastenal Co.                                         265,400          9,522,552
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--32.3%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--7.5%
Cisco Systems, Inc. 1                              2,484,100         67,890,453
--------------------------------------------------------------------------------
Corning, Inc. 1                                    1,606,200         30,052,002
--------------------------------------------------------------------------------
F5 Networks, Inc. 1                                  182,400         13,535,904
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                       555,100         20,977,229
--------------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson,
Sponsored ADR                                        563,900         22,685,697
                                                                 ---------------
                                                                    155,141,285

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--3.5%
Apple Computer, Inc. 1                               388,200     $   32,934,888
--------------------------------------------------------------------------------
EMC Corp. 1                                        1,831,500         24,175,800
--------------------------------------------------------------------------------
Network Appliance, Inc. 1                            360,700         14,168,296
                                                                 ---------------
                                                                     71,278,984

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--6.4%
eBay, Inc. 1                                       1,282,400         38,561,768
--------------------------------------------------------------------------------
Google, Inc., Cl. A 1                                120,300         55,395,744
--------------------------------------------------------------------------------
Yahoo!, Inc. 1                                     1,510,200         38,570,508
                                                                 ---------------
                                                                    132,528,020

--------------------------------------------------------------------------------
IT SERVICES--4.6%
Affiliated Computer Services, Inc.,
Cl. A 1                                              649,300         31,711,812
--------------------------------------------------------------------------------
Alliance Data Systems Corp. 1                        169,100         10,563,677
--------------------------------------------------------------------------------
Automatic Data Processing, Inc.                      494,420         24,350,185
--------------------------------------------------------------------------------
Cognizant Technology Solutions
Corp. 1                                              245,200         18,919,632
--------------------------------------------------------------------------------
Global Payments, Inc.                                181,700          8,412,710
                                                                 ---------------
                                                                     93,958,016
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.7%
Advanced Micro Devices, Inc. 1                       709,600         14,440,360
--------------------------------------------------------------------------------
ASML Holding NV 1                                    370,900          9,135,267
--------------------------------------------------------------------------------
Broadcom Corp., Cl. A 1                              864,900         27,944,919
--------------------------------------------------------------------------------
Marvell Technology Group Ltd. 1                      591,800         11,356,642
--------------------------------------------------------------------------------
Microchip Technology, Inc.                           490,700         16,045,890
--------------------------------------------------------------------------------
SiRF Technology Holdings, Inc. 1                     322,260          8,224,075
--------------------------------------------------------------------------------
Texas Instruments, Inc.                              321,300          9,253,440
                                                                 ---------------
                                                                     96,400,593

--------------------------------------------------------------------------------
SOFTWARE--5.6%
Adobe Systems, Inc. 1                                654,600         26,917,152
--------------------------------------------------------------------------------
Amdocs Ltd. 1                                        565,040         21,895,300
--------------------------------------------------------------------------------
Autodesk, Inc. 1                                     452,900         18,324,334
--------------------------------------------------------------------------------
Electronic Arts, Inc. 1                              229,600         11,562,656
--------------------------------------------------------------------------------
Microsoft Corp.                                      727,800         21,732,108
--------------------------------------------------------------------------------
Red Hat, Inc. 1                                      668,600         15,377,800
                                                                 ---------------
                                                                    115,809,350
--------------------------------------------------------------------------------
MATERIALS--3.7%
--------------------------------------------------------------------------------
CHEMICALS--3.7%
Monsanto Co.                                         948,200         49,808,946
--------------------------------------------------------------------------------
Praxair, Inc.                                        433,300         25,707,689
                                                                 ---------------
                                                                     75,516,635

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--2.7%
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--2.7%
America Movil SA de CV, Series L                     293,500     $   13,272,069
--------------------------------------------------------------------------------
American Tower Corp. 1                               580,500         21,641,040
--------------------------------------------------------------------------------
Crown Castle International Corp. 1                   369,400         11,931,620
--------------------------------------------------------------------------------
NII Holdings, Inc. 1                                 153,500          9,891,540
                                                                 ---------------
                                                                     56,736,269
                                                                 ---------------
Total Common Stocks (Cost $1,629,190,808)                         2,034,614,597

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
MONEY MARKET FUND--0.7%
Oppenheimer Institutional Money
Market Fund, Cl. E, 5.25% 2,3
(Cost $15,177,546)                                15,177,546     $   15,177,546

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $1,644,368,354)                                   99.4%     2,049,792,143
--------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                          0.6         12,314,409
                                                 -------------------------------
NET ASSETS                                             100.0%    $2,062,106,552
                                                 ==============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Represents ownership of an affiliated fund, at or during the period ended
December 31, 2006. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                          SHARES         GROSS           GROSS               SHARES
                                                               DECEMBER 31, 2005     ADDITIONS      REDUCTIONS    DECEMBER 31, 2006
-----------------------------------------------------------------------------------------------------------------------------------

Oppenheimer Institutional Money Market Fund, Cl. E, 5.25%*                    --    59,735,542      44,557,996           15,177,546

                                                                                                         VALUE             DIVIDEND
                                                                                                    SEE NOTE 1               INCOME
-----------------------------------------------------------------------------------------------------------------------------------

Oppenheimer Institutional Money Market Fund, Cl. E, 5.25%*                                         $15,177,546             $279,935

* The money market fund and the Fund are affiliated by having the same investment advisor.

3. Rate shown is the 7-day yield as of December 31, 2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2006
--------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

ASSETS
--------------------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $1,629,190,808)                                                         $2,034,614,597
Affiliated companies (cost $15,177,546)                                                                  15,177,546
                                                                                                     ---------------
                                                                                                      2,049,792,143
--------------------------------------------------------------------------------------------------------------------
Cash                                                                                                         26,829
--------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                         16,779,917
Shares of beneficial interest sold                                                                        2,314,639
Dividends                                                                                                 1,616,855
Other                                                                                                        46,152
                                                                                                     ---------------
Total assets                                                                                          2,070,576,535

--------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payables and other liabilities:
Investments purchased                                                                                     6,800,366
Shares of beneficial interest redeemed                                                                    1,138,776
Distribution and service plan fees                                                                          288,231
Shareholder communications                                                                                  165,525
Trustees' compensation                                                                                       33,461
Transfer and shareholder servicing agent fees                                                                 1,770
Other                                                                                                        41,854
                                                                                                     ---------------
Total liabilities                                                                                         8,469,983

--------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                           $2,062,106,552
                                                                                                     ===============

--------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                           $       49,864
--------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                            1,942,128,151
--------------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                         2,398,470
--------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions                         (287,913,618)
--------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities denominated
in foreign currencies                                                                                   405,443,685
                                                                                                     ---------------
NET ASSETS                                                                                           $2,062,106,552
                                                                                                     ===============

--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets
of $1,598,967,158 and 38,592,272 shares of beneficial interest outstanding)                          $        41.43
--------------------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets
of $463,139,394 and 11,271,776 shares of beneficial interest outstanding)                            $        41.09

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

INVESTMENT INCOME
-----------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $438,675)       $ 15,720,860
Affiliated companies                                                             279,935
-----------------------------------------------------------------------------------------
Interest                                                                       1,055,606
-----------------------------------------------------------------------------------------
Portfolio lending fees                                                            17,038
                                                                            -------------
Total investment income                                                       17,073,439

-----------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------
Management fees                                                               13,090,904
-----------------------------------------------------------------------------------------
Distribution and service plan fees -- Service shares                           1,065,348
-----------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                10,350
Service shares                                                                    10,080
-----------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                               264,533
Service shares                                                                    70,997
-----------------------------------------------------------------------------------------
Custodian fees and expenses                                                       39,285
-----------------------------------------------------------------------------------------
Trustees' compensation                                                            32,615
-----------------------------------------------------------------------------------------
Administration service fees                                                        1,500
-----------------------------------------------------------------------------------------
Other                                                                             83,009
                                                                            -------------
Total expenses                                                                14,668,621
Less reduction to custodian expenses                                              (3,441)
Less waivers and reimbursements of expenses                                       (5,287)
                                                                            -------------
Net expenses                                                                  14,659,893

-----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                          2,413,546

-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
-----------------------------------------------------------------------------------------
Net realized gain on:
Investments                                                                   29,275,475
Foreign currency transactions                                                    692,347
                                                                            -------------
Net realized gain                                                             29,967,822
-----------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                                  113,124,566
Translation of assets and liabilities denominated in foreign currencies        9,929,507
                                                                            -------------
Net change in unrealized appreciation                                        123,054,073

-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $155,435,441
                                                                            =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                              2006                2005
------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                      $    2,413,546      $    8,432,318
------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                                       29,967,822         (33,018,356)
------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                         123,054,073         121,242,883
                                                                                           -----------------------------------
Net increase in net assets resulting from operations                                          155,435,441          96,656,845

------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                                             (6,085,308)        (15,541,862)
Service shares                                                                                   (772,510)         (1,926,965)
                                                                                           -----------------------------------
                                                                                               (6,857,818)        (17,468,827)

------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares                                                                           (169,765,856)       (181,635,386)
Service shares                                                                                 49,160,827         117,658,602
                                                                                           -----------------------------------
                                                                                             (120,605,029)        (63,976,784)

------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
Total increase                                                                                 27,972,594          15,211,234
------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                         2,034,133,958       2,018,922,724
                                                                                           -----------------------------------
End of period (including accumulated net investment income of $2,398,470 and
$6,819,916, respectively)                                                                  $2,062,106,552      $2,034,133,958
                                                                                           ===================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES     YEAR ENDED DECEMBER 31,          2006                2005            2004             2003            2002
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
Net asset value, beginning of period              $    38.52          $    36.99      $    34.70       $    26.62      $    36.58
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .07 1               .18 1           .35 1,2          .12             .11
Net realized and unrealized gain (loss)                 2.98                1.68            2.05             8.07           (9.89)
                                                  ----------------------------------------------------------------------------------
Total from investment operations                        3.05                1.86            2.40             8.19           (9.78)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.14)               (.33)           (.11)            (.11)           (.18)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    41.43          $    38.52      $    36.99       $    34.70      $    26.62
                                                  ==================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                      7.95%               5.10%           6.93%           30.94%         (26.86)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $1,598,967          $1,652,282      $1,770,273       $1,715,240      $1,338,769
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $1,615,352          $1,658,910      $1,708,511       $1,468,297      $1,630,430
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                   0.17%               0.47%           0.99% 2          0.39%           0.35%
Total expenses                                          0.67% 5,6,7         0.66% 6         0.66% 6          0.67% 6         0.66% 6
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   47%                 70%             44%              48%             32%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share and the net investment income ratio include
$.16 and 0.43%, respectively, resulting from a special dividend from Microsoft
Corp. in November 2004.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses including indirect expenses from affiliated fund were as follows:

     Year Ended December 31, 2006            0.67%

6. Reduction to custodian expenses less than 0.01%.

7. Voluntary waiver of affiliated funds management fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SERVICE SHARES     YEAR ENDED DECEMBER 31,              2006              2005          2004           2003          2002
------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
Net asset value, beginning of period                $  38.23          $  36.73      $  34.53       $  26.53      $  36.56
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                            (.03) 1            .08 1         .29 1,2        .08           .20
Net realized and unrealized gain (loss)                 2.96              1.69          1.99           8.02        (10.05)
                                                    --------------------------------------------------------------------------
Total from investment operations                        2.93              1.77          2.28           8.10         (9.85)
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.07)             (.27)         (.08)          (.10)         (.18)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $  41.09          $  38.23      $  36.73       $  34.53      $  26.53
                                                    ==========================================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                      7.68%             4.87%         6.62%         30.69%       (27.09)%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $463,140          $381,852      $248,649       $119,699      $ 18,260
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $426,539          $301,780      $184,273       $ 48,178      $  6,263
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                           (0.08)%            0.20%         0.85% 2        0.14%         0.26%
Total expenses                                          0.92% 5,6,7       0.91% 6       0.91% 6        0.94% 6       0.81% 6,8
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   47%               70%           44%            48%           32%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share and the net investment income ratio include
$.16 and 0.43%, respectively, resulting from a special dividend from Microsoft
Corp. in November 2004.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2006                 0.92%

6. Reduction to custodian expenses less than 0.01%.

7. Voluntary waiver of affiliated funds management fees less than 0.01%.

8. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Capital Appreciation Fund/VA (the Fund) is a separate series of
Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing in securities of well-known, established companies. The Fund's investment advisor is
OppenheimerFunds, Inc. (the Manager).

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National
Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and
"asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost
(which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New
York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

     Reported net realized  foreign exchange gains or losses arise from sales of portfolio securities,  sales and maturities of short-term  securities,  sales of foreign  currencies,  currency  gains or losses  realized  between the trade and settlement  dates on securities  transactions,  and the  difference  between the amounts of dividends,  interest,  and foreign  withholding taxes recorded on the
Fund's books and the U.S. dollar  equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities,  including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
AFFILIATED FUNDS. The Fund is permitted to invest daily available cash balances in affiliated money market funds. Each day, the Fund invests the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the
Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of
Investments. As a shareholder, the Fund is subject to its proportional share of
IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    APPRECIATION
                                                                BASED ON COST OF
    UNDISTRIBUTED   UNDISTRIBUTED          ACCUMULATED      SECURITIES AND OTHER
    NET INVESTMENT      LONG-TERM                 LOSS   INVESTMENTS FOR FEDERAL
    INCOME                   GAIN   CARRYFORWARD 1,2,3       INCOME TAX PURPOSES
    ----------------------------------------------------------------------------
    $3,754,173                $--         $282,941,512              $400,331,942

1. As of December 31, 2006, the Fund had $282,941,512 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2006, details of the capital loss carryforwards were as follows:

                      EXPIRING
                      ------------------------------
                      2010              $ 54,487,309
                      2011               193,776,365
                      2013                34,677,838
                                        ------------
                      Total             $282,941,512
                                        ============

2. During the fiscal year ended December 31, 2006, the Fund utilized $28,826,516 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended December 31, 2005, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2006. Net assets of the Fund were unaffected by the reclassifications.

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

                                                 INCREASE TO ACCUMULATED
           INCREASE TO ACCUMULATED                     NET REALIZED LOSS
           NET INVESTMENT INCOME                          ON INVESTMENTS
           -------------------------------------------------------------
           $22,826                                               $22,826

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

                                         YEAR ENDED           YEAR ENDED
                                  DECEMBER 31, 2006    DECEMBER 31, 2005
     -------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                     $6,857,818          $17,468,827

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

     Federal tax cost of securities      $ 1,649,480,097
                                         ================

     Gross unrealized appreciation       $   430,460,413
     Gross unrealized depreciation           (30,128,471)
                                         ----------------
     Net unrealized appreciation         $   400,331,942
                                         ================

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the
Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the
Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                YEAR ENDED DECEMBER 31, 2006        YEAR ENDED DECEMBER 31, 2005
                                                    SHARES            AMOUNT            SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------

NON-SERVICE SHARES
Sold                                             4,072,357     $ 160,034,277         4,329,144     $ 158,705,810
Dividends and/or distributions reinvested          154,136         6,085,308           429,927        15,541,862
Redeemed                                        (8,524,929)     (335,885,441)       (9,732,224)     (355,883,058)
                                               ------------------------------------------------------------------
Net decrease                                    (4,298,436)    $(169,765,856)       (4,973,153)    $(181,635,386)
                                               ==================================================================

-----------------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                             3,206,477     $ 125,342,151         4,094,952     $ 149,465,324
Dividends and/or distributions reinvested           19,641           770,510            53,616         1,926,965
Redeemed                                        (1,942,425)      (76,951,834)         (929,573)      (33,733,687)
                                               ------------------------------------------------------------------
Net increase                                     1,283,693     $  49,160,827         3,218,995     $ 117,658,602
                                               ==================================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and money market funds, for the year ended December
31, 2006, were as follows:

                                         PURCHASES              SALES
        -------------------------------------------------------------
        Investment securities         $952,157,069     $1,060,183,222

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

                 FEE SCHEDULE
                 --------------------------------------
                 Up to $200 million               0.75%
                 Next $200 million                0.72
                 Next $200 million                0.69
                 Next $200 million                0.66
                 Over $800 million                0.60

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended December 31, 2006, the Fund paid
$20,489 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a
Distribution and Service Plan for Service shares to pay OppenheimerFunds
Distributor, Inc. (the Distributor), for distribution related services, personal service and account maintenance for the Fund's Service shares. Under the plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers
Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the plan are detailed in the
Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in
IMMF. During the year ended December 31, 2006, the Manager waived $5,287 for
IMMF management fees.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

      As of December 31, 2006, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. SECURITIES LENDING

     The Fund  lends  portfolio  securities  from  time to time in order to earn additional  income.  In  return,  the Fund  receives  collateral  in the form of securities,  letters  of credit  or cash,  against  the  loaned  securities  and maintains  collateral in an amount not less than 100% of the market value of the loaned  securities during the period of the loan. The market value of the loaned securities  is  determined  at the close of  business  each day.  If the Fund is undercollateralized  at the close of business due to an increase in market value of securities  on loan,  additional  collateral is requested  from the borrowing counterparty  and is  delivered  to the  Fund on the  next  business  day.  Cash collateral may be invested in approved  investments  and the Fund bears the risk of any loss in value of these  investments.  The Fund  retains a portion  of the interest earned from the collateral.  If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could  experience  delays and cost in  recovering  the  securities  loaned or in gaining  access to the  collateral.  The Fund  continues to receive the economic benefit of interest or dividends paid on the securities  loaned in the form of a substitute payment received from the borrower.

      As of December 31, 2006, the Fund had no securities on loan.

--------------------------------------------------------------------------------
7. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB
Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES.
FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109,
ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized.
FIN 48 is effective for fiscal years beginning after December 15, 2006. As of
December 31, 2006, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements.
The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting
Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS
No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts;
however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
8. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the
Oppenheimer funds excluding the Fund) in the U.S. District Court for the
Southern District of New York on January 10, 2005 and was amended on March 4,
2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment
Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the
Oppenheimer funds, as nominal defendants, and against certain present and former
Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the
Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

                31 | OPPENHEIMER CORE BOND FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER CORE BOND FUND/VA:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Core Bond Fund/VA (the "Fund"), a series of Oppenheimer Variable
Account Funds, including the statement of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 8, 2007

STATEMENT OF INVESTMENTS  December 31, 2006
-------------------------------------------------------------------------------

                                                   PRINCIPAL             VALUE
                                                      AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--9.0%
-------------------------------------------------------------------------------
Ace Securities Corp. Home Equity
Loan Trust, Asset-Backed
Pass-Through Certificates, Series
2005-HE7, Cl. A2B, 5.53%, 11/25/35 1          $      960,000    $      960,941
-------------------------------------------------------------------------------
Aesop Funding II LLC, Automobile
Asset-Backed Certificates, Series
2005-1A, Cl. A2, 5.41%, 4/20/08 1                    640,000           640,641
-------------------------------------------------------------------------------
Argent Securities Trust 2004-W8,
Asset-Backed Pass-Through
Certificates, Series 2004-W8, Cl. A2,
5.83%, 5/25/34 1                                   3,130,000         3,141,168
-------------------------------------------------------------------------------
Argent Securities Trust 2006-W5,
Asset-Backed Pass-Through
Certificates, Series 2006-W5, Cl. A2B,
5.45%, 5/26/36 1                                   1,230,000         1,230,938
-------------------------------------------------------------------------------
Centex Home Equity Loan Trust
2005-D, Asset-Backed Certificates:
Series 2005-D, Cl. AF1, 5.04%,
10/25/35                                             448,477           446,936
Series 2005-D, Cl. AV2, 5.62%,
10/25/35 1                                         1,920,000         1,921,931
-------------------------------------------------------------------------------
Centex Home Equity Loan Trust
2006-A, Asset-Backed Certificates,
Series 2006-A, Cl. AV2, 5.45%, 5/16/36 1           1,540,000         1,541,190
-------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust,
Credit Card Receivable Nts., Series
2003-C4, Cl. C4, 5%, 6/10/15                         310,000           301,663
-------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust
2005-WF2, Asset-Backed
Pass-Through Certificates, Series
2005-WF2, Cl. AF2, 4.922%, 8/25/35 1               1,237,886         1,229,100
-------------------------------------------------------------------------------
Consumer Credit Reference Index
Securities Program, Credit Card
Asset-Backed Certificates, Series
2002-B, Cl. FX, 10.421%, 3/22/07 2                 1,520,000         1,531,489
-------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2002-4, Asset-Backed
Certificates, Series 2002-4, Cl. A1,
5.72%, 2/25/33 1                                      35,747            35,791
-------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2005-16, Asset-Backed
Certificates,
Series 2005-16, Cl. 2AF2,
5.382%, 5/25/36 1                                    670,000           667,780
-------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2005-17, Asset-Backed
Certificates:
Series 2005-17, Cl. 1AF1, 5.55%,
5/25/36 1                                            756,673           757,529
Series 2005-17, Cl. 1AF2, 5.363%,
5/25/36 1                                            440,000           438,426

                                                   PRINCIPAL             VALUE
                                                      AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
-------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2005-FF10, Mtg. Pass-Through
Certificates, Series 2005-FF10, Cl. A3,
5.56%, 11/25/35 1                             $    2,840,000    $    2,842,814
-------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2006-FF10, Mtg. Pass-Through
Certificates, Series 2006-FF10, Cl. A3,
5.41%, 7/25/36 1                                   1,240,000         1,240,792
-------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2006-FF5, Mtg. Pass-Through
Certificates, Series 2006-FF5, Cl. 2A1,
5.40%, 5/15/36 1                                     673,834           674,303
-------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2006-FF9, Mtg. Pass-Through
Certificates, Series 2006-FF9, Cl. 2A2,
5.43%, 7/7/36 1                                      630,000           630,403
-------------------------------------------------------------------------------
Household Home Equity Loan Trust,
Home Equity Loan Pass-Through
Certificates, Series 2005-3, Cl. A1,
5.61%, 1/20/35 1                                     917,402           918,889
-------------------------------------------------------------------------------
Lehman XS Trust, Mtg. Pass-Through
Certificates:
Series 2005-10, Cl. 2A3B, 5.55%,
1/25/36                                              962,972           955,521
Series 2005-4, Cl. 2A1B, 5.17%,
10/25/35                                             885,128           881,429
-------------------------------------------------------------------------------
Litigation Settlement Monetized
Fee Trust, Asset-Backed Certificates,
Series 2001-1A, Cl. A1, 8.33%, 4/25/31 3           2,865,539         2,925,171
-------------------------------------------------------------------------------
Morgan Stanley ABS Capital I, Mtg.
Pass-Through Certificates, Series
2005-WMC6, Cl. A2B, 5.61%, 7/25/35 1                 770,000           771,482
-------------------------------------------------------------------------------
NC Finance Trust, CMO Pass-Through
Certificates, Series 1999-I, Cl. ECFD,
1.762%, 1/25/29 3                                  3,370,016           707,703
-------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through
Trust 2004-5, Mtg. Pass-Through
Certificates, Series 2004-5, Cl. AF2,
3.735%, 11/10/34 1                                    42,105            41,981
-------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through
Trust 2005-1, Mtg. Pass-Through
Certificates, Series 2005-1, Cl. AF2,
3.914%, 5/25/35 1                                    139,495           139,019
-------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through
Trust 2005-2, Mtg. Pass-Through
Certificates, Series 2005-2, Cl. AF2,
4.415%, 4/25/35 1                                    730,000           723,127
-------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through
Trust 2005-6, Mtg. Pass-Through
Certificates, Series 2005-6, Cl. A3,
5.68%, 1/25/36 1                                     690,000           688,129

                                                   PRINCIPAL             VALUE
                                                      AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
-------------------------------------------------------------------------------
RAMP:
Series 2004-RS7 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2004-RS7, Cl.
AI32, 4.45%, 7/25/28                          $    1,028,722    $    1,021,550
Series 2006-RS4 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2006-RS4, Cl. A1,
5.43%, 7/25/36 1                                     661,960           662,428
-------------------------------------------------------------------------------
Structured Asset Investment Loan
Trust, Mtg. Pass-Through Certificates,
Series 2006-2, Cl. A1, 5.41%, 4/25/36 1              639,704           640,146
-------------------------------------------------------------------------------
Structured Asset Securities Corp.,
Mtg. Pass-Through Certificates:
Series 2002-AL1, Cl. B2, 3.45%, 2/25/32            2,586,647         2,280,923
Series 2003-25XS, Cl. A4, 4.51%,
8/25/33                                               53,832            53,496
-------------------------------------------------------------------------------
Tobacco Settlement Authority,
Asset-Backed Securities, Series 2001-A,
6.79%, 6/1/10                                      1,740,000         1,779,324
-------------------------------------------------------------------------------
Wells Fargo Home Equity
Asset-Backed Securities 2006-2 Trust,
Home Equity Asset-Backed
Certificates, Series 2006-2, Cl. A2,
5.59%, 7/25/36 1                                   1,230,000         1,230,786
                                                                ---------------
Total Asset-Backed Securities
(Cost $39,070,290)                                                  36,654,939

-------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--62.6%
-------------------------------------------------------------------------------
GOVERNMENT AGENCY--52.9%
-------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--52.7%
Fannie Mae Whole Loan, CMO
Pass-Through Certificates, Trust
2004-W9, Cl. 2A2, 7%, 2/25/44                        654,894           675,257
-------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
4.50%, 5/1/19                                     11,024,502        10,646,848
5%, 8/1/33                                         4,457,463         4,309,921
5%, 1/1/37 4                                       2,538,000         2,449,170
6%, 7/1/17-10/1/29                                 9,447,241         9,580,695
6.50%, 4/1/18-4/1/34                               1,517,346         1,554,380
7%, 5/1/29-3/1/35                                  7,754,133         7,974,131
8%, 4/1/16                                           725,984           768,104
9%, 8/1/22-5/1/25                                    213,538           228,743
-------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
CMO Gtd. Real Estate Mtg.
Investment Conduit Multiclass
Pass-Through Certificates:
Series 2006-11, Cl. PS, 5.06%, 3/25/36 1             742,261           737,189
Series 2043, Cl. ZP, 6.50%, 4/15/28                1,268,381         1,296,568
Series 2066, Cl. Z, 6.50%, 6/15/28                 2,670,596         2,725,222
Series 2195, Cl. LH, 6.50%, 10/15/29               1,557,689         1,589,329
Series 2326, Cl. ZP, 6.50%, 6/15/31                  534,014           545,904
Series 2461, Cl. PZ, 6.50%, 6/15/32                1,289,183         1,343,244
Series 2500, Cl. FD, 5.85%, 3/15/32 1                386,160           390,087

                                                   PRINCIPAL             VALUE
                                                      AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal Home Loan Mortgage Corp.,
CMO Gtd. Real Estate Mtg.
Investment Conduit Multiclass
Pass-Through Certificates: Continued
Series 2526, Cl. FE, 5.75%, 6/15/29 1         $      605,356    $      612,036
Series 2551, Cl. FD, 5.75%, 1/15/33 1                472,230           476,777
Series 3025, Cl. SJ, 5.133%, 8/15/35 1               160,647           161,507
-------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
CMO Pass-Through Participation
Certificates, Series 151, Cl. F, 9%,
5/15/21                                               39,317            39,232
-------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Interest-Only Stripped Mtg.-Backed
Security:
Series 176, Cl. IO, 12.115%, 6/1/26 5                690,695           147,466
Series 183, Cl. IO, 8.723%, 4/1/27 5               1,016,879           224,443
Series 184, Cl. IO, 14.333%, 12/1/26 5             1,118,621           237,526
Series 192, Cl. IO, 11.951%, 2/1/28 5                268,566            59,455
Series 200, Cl. IO, 10.703%, 1/1/29 5                320,154            68,080
Series 2003-118, Cl. S, 7.949%,
12/25/33 5                                         3,786,553           468,163
Series 2005-87, Cl. SG, 9.386%,
10/25/35 5                                         5,814,217           318,273
Series 206, Cl. IO, (9.382)%, 12/1/29 5              667,816           152,991
Series 2130, Cl. SC, (4.254)%, 3/15/29 5             729,893            51,761
Series 2796, Cl. SD, (0.684)%, 7/15/26 5           1,157,734            83,883
Series 2920, Cl. S, (4.226)%, 1/15/35 5            4,286,489           199,765
Series 3000, Cl. SE, (4.716)%, 7/15/25 5           4,987,890           175,523
-------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Principal-Only Stripped Mtg.-Backed
Security, Series 176, Cl. PO, 4.681%,
6/1/26 6                                             281,400           229,539
-------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 9/1/18-3/1/19                               6,575,524         6,360,913
5%, 12/1/17-3/1/34                                30,087,785        29,442,361
5%, 1/1/22-1/1/37 4                               20,040,000        19,477,860
5.50%, 1/1/33-1/1/34                              14,498,887        14,356,626
5.50%, 1/1/22-1/1/37 4                            12,900,000        12,828,743
6%, 5/1/29-11/1/33                                 6,836,919         6,913,567
6%, 1/1/22-3/1/33 4                               14,979,975        15,159,436
6.50%, 3/1/11-11/1/31                             12,568,915        12,899,235
7%, 11/1/17-7/1/35                                 4,916,180         5,068,464
7.50%, 1/1/08-1/1/33                                  33,097            34,368
8%, 5/1/17                                             9,179             9,612
8.50%, 7/1/32                                         68,241            73,485
-------------------------------------------------------------------------------
Federal National Mortgage Assn.,
CMO Gtd. Real Estate Mtg.
Investment Conduit Pass-Through
Certificates:
Series 1998-61, Cl. PL, 6%, 11/25/28                 731,162           740,553
Trust 1989-17, Cl. E, 10.40%, 4/25/19                 73,607            78,968
Trust 1993-87, Cl. Z, 6.50%, 6/25/23               1,558,559         1,601,843
Trust 1998-58, Cl. PC, 6.50%, 10/25/28             1,305,097         1,341,104

                                                      PRINCIPAL        VALUE
                                                      AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.,
CMO Gtd. Real Estate Mtg.
Investment Conduit Pass-Through
Certificates: Continued
Trust 2001-70, Cl. LR, 6%, 9/25/30            $      319,309    $      319,374
Trust 2001-72, Cl. NH, 6%, 4/25/30                    66,400            66,524
Trust 2001-74, Cl. PD, 6%, 5/25/30                    44,026            43,924
Trust 2001-82, Cl. ZA, 6.50%, 1/25/32                681,129           700,682
Trust 2002-77, Cl. WF, 5.75%, 12/18/32 1             693,558           698,824
Trust 2002-9, Cl. PC, 6%, 3/25/17                  1,676,016         1,698,814
Trust 2003-28, Cl. KG, 5.50%, 4/25/23              3,964,000         3,904,163
Trust 2003-84, Cl. PW, 3%, 6/25/22                 1,468,171         1,443,115
Trust 2004-101, Cl. BG, 5%, 1/25/20                1,908,000         1,861,085
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25            1,120,000         1,079,008
Trust 2006-44, Cl. OA, 5.50%, 12/25/26             3,160,000         3,167,951
Trust 2006-46, Cl. SW, 4.583%, 6/25/36 1             560,834           545,673
Trust 2006-50, Cl. KS, 4.583%, 6/25/36 1           1,256,918         1,215,199
Trust 2006-50, Cl. SA, 4.583%, 6/25/36 1           1,608,885         1,556,251
Trust 2006-50, Cl. SK, 4.583%, 6/25/36 1             513,577           496,338
Trust 2006-57, Cl. PA, 5.50%, 8/25/27              4,081,041         4,086,623
Trust 2006-64, Cl. MD, 5.50%, 7/25/36              4,671,000         4,554,157
-------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security:
Trust 2001-65, Cl. S, 7.004%, 11/25/31 5           2,202,780           211,487
Trust 2001-81, Cl. S, (0.047)%, 1/25/32 5            549,448            51,597
Trust 2002-47, Cl. NS, (1.251)%,
4/25/32 5                                          1,396,749           132,156
Trust 2002-51, Cl. S, (1.134)%, 8/25/32 5          1,282,220           121,226
Trust 2002-52, Cl. SD, (2.785)%,
9/25/32 5                                          1,498,543           121,898
Trust 2002-77, Cl. SH, 0.153%,
12/18/32 5                                           657,507            60,667
Trust 2002-84, Cl. SA, 8.972%,
12/25/32 5                                         1,905,713           196,054
Trust 2003-33, Cl. SP, 9.233%, 5/25/33 5           1,950,958           244,362
Trust 2003-4, Cl. S, 6.753%, 2/25/33 5             1,270,545           133,436
Trust 2004-54, Cl. DS, (6.639)%,
11/25/30 5                                         1,066,822            63,904
Trust 2005-19, Cl. SA, (3.159)%,
3/25/35 5                                         10,940,322           558,824
Trust 2005-40, Cl. SA, (3.22)%, 5/25/35 5          2,444,953           119,661
Trust 2005-6, Cl. SE, (3.646)%, 2/25/35 5          3,074,826           156,689
Trust 2005-71, Cl. SA, 3.302%, 8/25/25 5           3,134,014           182,318
Trust 2006-33, Cl. SP, 11.645%, 5/25/36 5          4,348,663           379,503
Trust 222, Cl. 2, 12.629%, 6/1/23 5                2,228,340           473,138
Trust 240, Cl. 2, 14.777%, 9/1/23 5                2,665,145           597,920
Trust 252, Cl. 2, 9.386%, 11/1/23 5                1,736,899           399,989
Trust 273, Cl. 2, 12.07%, 8/1/26 5                   508,719           108,422
Trust 303, Cl. IO, (5.565)%, 11/1/29 5               293,651            69,853
Trust 319, Cl. 2, 10.023%, 2/1/32 5                  473,620           108,956
Trust 321, Cl. 2, 5.116%, 4/1/32 5                 5,226,157         1,201,681
Trust 329, Cl. 2, 8.389%, 1/1/33 5                 2,383,681           553,486
Trust 331, Cl. 9, 8.348%, 2/1/33 5                 1,241,594           302,770
Trust 334, Cl. 17, 16.758%, 2/1/33 5                 844,069           195,475
Trust 340, Cl. 2, 7.032%, 9/1/33 5                   826,482           199,324
Trust 344, Cl. 2, 4.951%, 12/1/33 5                4,128,193           936,141

                                                   PRINCIPAL             VALUE
                                                      AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security: Continued
Trust 346, Cl. 2, 11.437%, 12/1/33 5          $    3,563,664    $      823,432
Trust 362, Cl. 12, 5.435%, 8/1/35 5                2,244,411           473,843
Trust 362, Cl. 13, 5.442%, 8/1/35 5                1,245,443           263,545
-------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Principal-Only Stripped Mtg.-Backed
Security:
Trust 1993-184, Cl. M, 5.655%, 9/25/23 6             625,613           508,586
Trust 340, Cl. 1, 5.532%, 9/1/33 6                   826,482           603,998
                                                                ---------------
                                                                   214,900,396

-------------------------------------------------------------------------------
GNMA/GUARANTEED--0.2%
Government National Mortgage
Assn.:
7%, 1/15/09-5/15/09                                   19,479            19,771
8.50%, 8/15/17-12/15/17                              297,871           317,646
-------------------------------------------------------------------------------
Government National Mortgage
Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 2001-21, Cl. SB, (5.039)%,
1/16/27 5                                          1,166,756            78,725
Series 2002-15, Cl. SM, (8.305)%,
2/16/32 5                                          1,355,279            89,039
Series 2004-11, Cl. SM, (7.941)%,
1/17/30 5                                            970,768            68,631
Series 2006-47, Cl. SA, 14.403%,
8/16/36 5                                          7,185,348           371,700
                                                                ---------------
                                                                       945,512

-------------------------------------------------------------------------------
NON-AGENCY--9.7%
-------------------------------------------------------------------------------
COMMERCIAL--8.1%
Asset Securitization Corp.,
Commercial Interest-Only Stripped
Mtg.-Backed Security, Series 1997-D4,
Cl. PS1, 1.889%, 4/14/29 5                        28,135,292           737,904
-------------------------------------------------------------------------------
Asset Securitization Corp.,
Commercial Mtg. Pass-Through
Certificates, Series 1996-MD6, Cl. A3,
7.267%, 11/13/29 1                                 1,200,000         1,218,210
-------------------------------------------------------------------------------
Banc of America Commercial
Mortgage, Inc., Commercial Mtg.
Pass-Through Certificates, Series
2005-3, Cl. A2, 4.501%, 7/10/43                    2,100,000         2,052,404
-------------------------------------------------------------------------------
Banc of America Funding Corp.,
CMO Pass-Through Certificates,
Series 2004-2, Cl. 2A1, 6.50%, 7/20/32             1,690,418         1,713,432
-------------------------------------------------------------------------------
Banc of America Mortgage Securities,
Inc., CMO Pass-Through Certificates:
Series 2005-E, Cl. 2A2, 4.975%, 6/25/35 1            128,917           128,700
Series 2004-8, Cl. 5A1, 6.50%, 5/25/32             1,370,363         1,382,783

                                                   PRINCIPAL             VALUE
                                                      AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
COMMERCIAL Continued
Capital Lease Funding Securitization
LP, Interest-Only Corporate-Backed
Pass-Through Certificates, Series
1997-CTL1, 7.269%, 6/22/24 5                  $   18,232,329    $      722,013
-------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust
2006-WF1, Asset-Backed
Pass-Through Certificates, Series
2006-WF1, Cl. A2B, 5.536%, 3/1/36                    460,000           458,613
-------------------------------------------------------------------------------
Deutsche Alt-A Securities Mortgage
Loan Trust, Mtg. Pass-Through
Certificates:
Series 2006-AB2, Cl. A7, 5.961%,
6/25/36                                            2,062,393         2,058,639
Series 2006-AB3, Cl. A7, 6.36%,
4/25/08                                              618,128           618,301
-------------------------------------------------------------------------------
GE Capital Commercial Mortgage
Corp., Commercial Mtg. Obligations,
Series 2005-C3, Cl. A2, 4.853%, 7/10/45            1,190,000         1,176,696
-------------------------------------------------------------------------------
GMAC Commercial Mortgage
Securities, Inc., Commercial Mtg.
Pass-Through Certificates, Series
1997-C1, Cl. A3, 6.869%, 7/15/29                     436,482           438,156
-------------------------------------------------------------------------------
Greenwich Capital Commercial
Funding Corp., Commercial Mtg.
Pass-Through Certificates:
Series 2005-GG3, Cl. A2, 4.305%,
8/10/42                                            1,460,000         1,422,232
Series 2005-GG5, Cl. A2, 5.117%,
4/10/37                                            1,290,000         1,286,219
-------------------------------------------------------------------------------
JPMorgan Chase Commercial
Mortgage Securities Corp.,
Commercial Mtg. Pass-Through
Certificates:
Series 2005-LDP2, Cl. A2, 4.575%,
7/15/42                                              510,000           499,661
Series 2005-LDP4, Cl. A2, 4.79%,
10/15/42                                           1,720,000         1,694,984
-------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust,
Commercial Mtg. Pass-Through
Certificates, Series 2005-C5, Cl. A2,
4.885%, 9/15/30                                    1,430,000         1,417,110
-------------------------------------------------------------------------------
Lehman Brothers Commercial
Conduit Mortgage Trust,
Interest-Only Stripped Mtg.-Backed
Security, Series 1998-C1, Cl. IO,
5.566%, 2/18/30 5                                 15,327,819           287,556
-------------------------------------------------------------------------------
Lehman Structured Securities Corp.,
CMO, Series 2002-GE1, Cl. A, 2.514%,
7/26/24 3                                            304,351           190,219
-------------------------------------------------------------------------------
Mastr Alternative Loan Trust, CMO
Pass-Through Certificates:
Series 2004-9, Cl. A3, 4.70%, 8/25/34 1            1,310,775         1,300,384
Series 2004-6, Cl. 10A1, 6%, 7/25/34               1,923,379         1,914,915

                                                   PRINCIPAL             VALUE
                                                      AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
COMMERCIAL Continued
RALI:
Series 2003-QS1 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2003-QS1, Cl. A2,
5.75%, 1/25/33                                $    1,006,564    $    1,002,132
Series 2006-QS5 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2006-QS5, Cl.
2A2, 6%, 4/25/08                                   2,450,541         2,446,144
-------------------------------------------------------------------------------
Residential Asset Securitization Trust
2006-A9CB, CMO Pass-Through
Certificates, Series 2006-A9CB, Cl. A5,
6%, 9/25/36                                        2,549,407         2,545,454
-------------------------------------------------------------------------------
Salomon Brothers Mortgage
Securities VII, Inc., Interest-Only
Commercial Mtg. Pass-Through
Certificates, Series 1999-C1, Cl. X,
(5.022)%, 5/18/32 5                              290,528,367           723,299
-------------------------------------------------------------------------------
Wachovia Bank Commercial
Mortgage Trust 2005-C17,
Commercial Mtg. Obligations, Series
2005-C17, Cl. A2, 4.782%, 3/15/42                  2,520,000         2,487,037
-------------------------------------------------------------------------------
Wachovia Bank Commercial
Mortgage Trust 2006-C29,
Commercial Asset-Backed Securities,
Series 2006-C29, Cl. A2, 5.272%,
11/15/48                                             355,000           354,712
-------------------------------------------------------------------------------
WAMU Mortgage Pass-Through
Certificates Series 2005-AR5 Trust,
Series 2005-AR5, Cl. A1, 4.673%,
5/25/35 1                                            846,075           844,315
                                                                ---------------
                                                                    33,122,224

-------------------------------------------------------------------------------
OTHER--0.2%
Salomon Brothers Mortgage
Securities VI, Inc., Interest-Only
Stripped Mtg.-Backed Security, Series
1987-3, Cl. B, 70.949%, 10/23/17 5                    12,563             2,412
-------------------------------------------------------------------------------
Salomon Brothers Mortgage
Securities VI, Inc., Principal-Only
Stripped Mtg.-Backed Security, Series
1987-3, Cl. A, 6.109%, 10/23/17 6                     18,593            16,802
-------------------------------------------------------------------------------
WAMU Mortgage Pass-Through
Certificates Series 2005-AR8 Trust,
Series 2005-AR8, Cl. 2AB1, 5.60%,
7/25/45 1                                            824,931           827,069
                                                                ---------------
                                                                       846,283

                                                   PRINCIPAL             VALUE
                                                      AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
RESIDENTIAL--1.4%
Countrywide Alternative Loan Trust,
CMO:
Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32       $    2,943,703    $    2,975,901
Series 2005-J3, Cl. 3A1, 6.50%, 9/25/34            2,602,980         2,647,378
                                                                ---------------
                                                                     5,623,279
                                                                ---------------
Total Mortgage-Backed Obligations
(Cost $257,344,422)                                                255,437,694

-------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--1.8%
-------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
Unsec. Nts., 5.25%, 7/18/11 7                      1,860,000         1,884,147
-------------------------------------------------------------------------------
Federal National Mortgage Assn.
Unsec. Nts., 5%, 10/15/11 7                        2,800,000         2,809,159
-------------------------------------------------------------------------------
U.S. Treasury Bonds, 4.50%, 2/15/36 7                787,000           748,635
-------------------------------------------------------------------------------
U.S. Treasury Nts.:
4.625%, 10/31/11                                     211,000           210,299
4.625%, 11/15/16 7                                   417,000           414,394
4.875%, 10/31/08 7                                 1,293,000         1,294,011
                                                                ---------------
Total U.S. Government Obligations
(Cost $7,378,286)                                                    7,360,645

-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--36.7%
-------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--12.5%
-------------------------------------------------------------------------------
AUTOMOBILES--2.3%
DaimlerChrysler North America
Holding Corp., 7.30% Nts., 1/15/12                 1,930,000         2,050,899
-------------------------------------------------------------------------------
Ford Motor Credit Co., 9.75% Sr.
Unsec. Nts., 9/15/10 2                             3,860,000         4,109,483
-------------------------------------------------------------------------------
General Motors Acceptance Corp.,
8% Bonds, 11/1/31                                  1,660,000         1,911,326
-------------------------------------------------------------------------------
Hyundai Motor Manufacturing
Alabama LLC, 5.30% Sr. Unsec. Nts.,
12/19/08 2                                         1,115,000         1,107,959
                                                                ---------------
                                                                     9,179,667

-------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--2.4%
Caesars Entertainment, Inc., 7.50% Sr.
Unsec. Nts., 9/1/09                                2,250,000         2,336,171
-------------------------------------------------------------------------------
Hilton Hotels Corp., 8.25% Sr. Unsec.
Nts., 2/15/11                                      1,475,000         1,589,313
-------------------------------------------------------------------------------
Hyatt Equities LLC, 6.875% Nts.,
6/15/07 2                                          1,965,000         1,973,381
-------------------------------------------------------------------------------
MGM Mirage, Inc., 6% Sr. Sec. Nts.,
10/1/09                                            2,020,000         2,025,050
-------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd., 7% Sr.
Unsec. Unsub. Nts., 10/15/07                         545,000           552,670
-------------------------------------------------------------------------------
Yum! Brands, Inc., 7.70% Sr. Nts., 7/1/12          1,335,000         1,461,032
                                                                ---------------
                                                                     9,937,617

                                                   PRINCIPAL             VALUE
                                                      AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
HOUSEHOLD DURABLES--2.5%
Beazer Homes USA, Inc., 6.875% Sr.
Unsec. Nts., 7/15/15 7                        $    1,150,000    $    1,132,750
-------------------------------------------------------------------------------
D.R. Horton, Inc.:
5.375% Sr. Unsec. Nts., 6/15/12                    1,200,000         1,161,988
6.125% Nts., 1/15/14                               1,035,000         1,029,123
-------------------------------------------------------------------------------
K. Hovnanian Enterprises, Inc., 6.50%
Sr. Nts., 1/15/14                                  1,725,000         1,681,875
-------------------------------------------------------------------------------
KB Home, 5.75% Sr. Unsec. Unsub.
Nts., 2/1/14                                       1,445,000         1,336,986
-------------------------------------------------------------------------------
Lennar Corp., 7.625% Sr. Unsec. Nts.,
3/1/09 7                                           1,870,000         1,947,764
-------------------------------------------------------------------------------
Pulte Homes, Inc., 4.875% Nts.,
7/15/09                                            2,025,000         1,995,206
                                                                ---------------
                                                                    10,285,692

-------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.1%
Eastman Kodak Co., 3.625% Nts.,
Series A, 5/15/08                                    247,000           239,346
-------------------------------------------------------------------------------
MEDIA--3.6%
British Sky Broadcasting Group plc,
8.20% Sr. Unsec. Nts., 7/15/09                     1,265,000         1,347,741
-------------------------------------------------------------------------------
Chancellor Media CCU, 8% Sr.
Unsec. Nts., 11/1/08                               1,540,000         1,601,751
-------------------------------------------------------------------------------
Clear Channel Communications, Inc.,
6.25% Nts., 3/15/11 7                              1,370,000         1,332,594
-------------------------------------------------------------------------------
Comcast Corp., 6.45% Unsec. Nts.,
3/15/37                                            2,425,000         2,434,356
-------------------------------------------------------------------------------
EchoStar DBS Corp., 5.75% Sr. Unsec.
Nts., 10/1/08                                      1,670,000         1,667,913
-------------------------------------------------------------------------------
Liberty Media Corp., 7.875% Sr. Nts.,
7/15/09                                              480,000           502,956
-------------------------------------------------------------------------------
Reed Elsevier Capital, Inc., 4.625%
Nts., 6/15/12                                        860,000           822,368
-------------------------------------------------------------------------------
Time Warner Entertainment Co. LP,
8.375% Sr. Nts., 7/15/33                           1,645,000         1,994,039
-------------------------------------------------------------------------------
Tribune Co., 5.50% Nts., Series E,
10/6/08                                            1,115,000         1,104,134
-------------------------------------------------------------------------------
Univision Communications, Inc.:
3.50% Sr. Unsec. Nts., 10/15/07                    1,270,000         1,242,865
3.875% Sr. Unsec. Nts., 10/15/08                     590,000           562,961
                                                                ---------------
                                                                    14,613,678

-------------------------------------------------------------------------------
MULTILINE RETAIL--0.7%
Federated Department Stores, Inc.,
6.625% Sr. Unsec. Nts., 9/1/08                     1,455,000         1,479,237
-------------------------------------------------------------------------------
J.C. Penney Co., Inc., 9% Nts., 8/1/12               510,000           583,806
-------------------------------------------------------------------------------
May Department Stores Co., 7.90%
Unsec. Debs., 10/15/07                               785,000           796,878
                                                                ---------------
                                                                     2,859,921

                                                   PRINCIPAL             VALUE
                                                      AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
SPECIALTY RETAIL--0.9%
Gap, Inc. (The):
6.90% Nts., 9/15/07                           $    1,315,000    $    1,324,327
9.445% Unsub. Nts., 12/15/08 1                       466,000           497,699
-------------------------------------------------------------------------------
Limited Brands, Inc., 6.125% Sr. Unsec.
Nts., 12/1/12 8                                    2,025,000         2,049,681
                                                                ---------------
                                                                     3,871,707

-------------------------------------------------------------------------------
CONSUMER STAPLES--2.9%
-------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--2.0%
Albertson's, Inc., 8% Sr. Unsec. Debs.,
5/1/31 7                                           1,675,000         1,707,426
-------------------------------------------------------------------------------
Delhaize America, Inc., 9% Unsub.
Debs., 4/15/31                                     1,235,000         1,472,497
-------------------------------------------------------------------------------
Kroger Co. (The), 5.50% Unsec.
Unsub. Nts., 2/1/13                                2,065,000         2,045,306
-------------------------------------------------------------------------------
Safeway, Inc., 6.50% Sr. Unsec. Nts.,
3/1/11                                             2,905,000         3,008,125
                                                                ---------------
                                                                     8,233,354

-------------------------------------------------------------------------------
FOOD PRODUCTS--0.6%
Bunge Ltd. Finance Corp., 4.375%
Unsec. Nts., 12/15/08                                595,000           582,728
-------------------------------------------------------------------------------
Earthgrains Co. (The), 6.50% Nts.,
4/15/09                                              600,000           610,534
-------------------------------------------------------------------------------
Heinz (H.J.) Co., 6.428% Bonds,
12/1/08 2                                            280,000           285,122
-------------------------------------------------------------------------------
Sara Lee Corp., 2.75% Unsec. Nts.,
6/15/08                                              845,000           812,210
                                                                ---------------
                                                                     2,290,594

-------------------------------------------------------------------------------
TOBACCO--0.3%
R.J. Reynolds Tobacco Holdings, Inc.,
6.50% Unsec. Nts., 6/1/07                             60,000            60,381
-------------------------------------------------------------------------------
Reynolds American, Inc., 6.50% Sr.
Sec. Nts., 6/1/07                                  1,272,000         1,280,068
                                                                ---------------
                                                                     1,340,449

-------------------------------------------------------------------------------
ENERGY--4.6%
-------------------------------------------------------------------------------
OIL & GAS--4.6%
El Paso Corp.:
6.50% Sr. Unsec. Nts., 6/1/08 7                      390,000           395,363
7.625% Sr. Unsec. Nts., 9/1/08                     1,490,000         1,542,150
-------------------------------------------------------------------------------
Enbridge Energy Partners LP, 5.95%
Sr. Unsec. Nts., Series B, 6/1/33                    505,000           467,734
-------------------------------------------------------------------------------
Energy Transfer Partners LP:
5.65% Sr. Unsec. Unsub. Nts., 8/1/12                 380,000           378,848
6.625% Sr. Nts., 10/15/36                            810,000           836,781
-------------------------------------------------------------------------------
Enterprise Products Operating LP
7.50% Sr. Unsec. Unsub. Nts., 2/1/11               1,880,000         2,006,665

                                                   PRINCIPAL             VALUE
                                                      AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
OIL & GAS Continued
Kaneb Pipe Line Operating
Partnership LP:
5.875% Sr. Unsec. Nts., 6/1/13                $      330,000    $      331,403
7.75% Sr. Unsec. Nts., 2/15/12                       180,000           196,384
-------------------------------------------------------------------------------
Kinder Morgan Energy Partners LP,
7.30% Sr. Unsec. Nts., 8/15/33                     1,845,000         2,006,958
-------------------------------------------------------------------------------
ONEOK Partners LP, 7.10% Sr. Unsec.
Nts., 3/15/11                                        275,000           289,372
-------------------------------------------------------------------------------
Pemex Project Funding Master Trust,
7.875% Unsec. Unsub. Nts., 2/1/09                  1,890,000         1,985,445
-------------------------------------------------------------------------------
Petroleum Export Ltd. Cayman SPV,
4.623% Sr. Nts., Cl. A1, 6/15/10 2                 2,741,667         2,699,864
-------------------------------------------------------------------------------
PF Export Receivables Master Trust,
3.748% Sr. Nts., Series B, 6/1/13 2                1,213,636         1,138,238
-------------------------------------------------------------------------------
TEPPCO Partners LP:
6.125% Nts., 2/1/13                                  900,000           901,216
7.625% Sr. Unsec. Nts., 2/15/12                      285,000           306,764
-------------------------------------------------------------------------------
Valero Logistics Operations LP, 6.05%
Nts., 3/15/13                                      1,410,000         1,422,211
-------------------------------------------------------------------------------
Williams Cos., Inc. (The) Credit Linked
Certificate Trust, 6.75% Nts.,
4/15/09 3                                          1,885,000         1,927,413
                                                                ---------------
                                                                    18,832,809

-------------------------------------------------------------------------------
FINANCIALS--8.5%
-------------------------------------------------------------------------------
CAPITAL MARKETS--1.0%
Goldman Sachs Capital, Inc. (The),
6.345% Sub. Bonds, 2/15/34                         2,045,000         2,076,767
-------------------------------------------------------------------------------
Morgan Stanley, 4.75% Sub. Nts.,
4/1/14                                             2,100,000         2,010,891
                                                                ---------------
                                                                     4,087,658

-------------------------------------------------------------------------------
COMMERCIAL BANKS--2.3%
Barclays Bank plc, 6.278% Perpetual
Bonds 9                                            2,110,000         2,076,388
-------------------------------------------------------------------------------
HBOS plc, 6.413% Sub. Perpetual
Bonds, Series A 2,9                                2,100,000         2,092,696
-------------------------------------------------------------------------------
HSBC Finance Capital Trust IX,
5.911% Nts., 11/30/35 1                            2,900,000         2,919,343
-------------------------------------------------------------------------------
Popular North America, Inc., 4.70%
Nts., 6/30/09                                      2,485,000         2,433,990
                                                                ---------------
                                                                     9,522,417

-------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.2%
CIT Group, Inc., 5.40% Sr. Nts., 3/7/13            2,010,000         1,997,419
-------------------------------------------------------------------------------
Citigroup, Inc., 6.125% Sub. Nts.,
8/25/36                                              810,000           846,391
-------------------------------------------------------------------------------
JPMorgan Chase & Co., 5.15% Sub.
Nts., 10/1/15                                      2,035,000         2,000,440
                                                                ---------------
                                                                     4,844,250

                                                   PRINCIPAL             VALUE
                                                      AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
INSURANCE--2.3%
Marsh & McLennan Cos., Inc.:
5.875% Sr. Unsec. Bonds, 8/1/33               $    1,355,000    $    1,238,091
7.125% Sr. Unsec. Nts., 6/15/09                    1,050,000         1,085,644
-------------------------------------------------------------------------------
MBIA, Inc., 5.70% Sr. Unsec. Unsub.
Nts., 12/1/34                                      2,090,000         1,996,134
-------------------------------------------------------------------------------
Prudential Holdings LLC, 8.695%
Bonds, Series C, 12/18/23 2                        2,055,000         2,518,793
-------------------------------------------------------------------------------
Prudential Insurance Co. of America,
8.30% Nts., 7/1/25                                 2,035,000         2,561,536
                                                                ---------------
                                                                     9,400,198

-------------------------------------------------------------------------------
REAL ESTATE--1.7%
EOP Operating LP, 8.10% Unsec. Nts.,
8/1/10                                             2,505,000         2,762,321
-------------------------------------------------------------------------------
iStar Financial, Inc., 5.15% Sr. Unsec.
Nts., 3/1/12                                       2,050,000         1,995,921
-------------------------------------------------------------------------------
Vornado Realty LP, 5.625% Sr. Unsec.
Unsub. Nts., 6/15/07                               2,225,000         2,223,767
                                                                ---------------
                                                                     6,982,009

-------------------------------------------------------------------------------
HEALTH CARE--0.5%
-------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--0.5%
HCA, Inc., 8.75% Sr. Nts., 9/1/10                  2,055,000         2,147,475
-------------------------------------------------------------------------------
INDUSTRIALS--0.5%
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.5%
BAE Systems Holdings, Inc., 5.20%
Nts., 8/15/15 2                                    2,115,000         2,018,053
-------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--0.6%
-------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.1%
NCR Corp., 7.125% Sr. Unsec. Unsub.
Nts., 6/15/09                                        185,000           189,837
-------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.5%
Xerox Corp., 9.75% Sr. Unsec. Nts.,
1/15/09                                            1,860,000         2,018,100
-------------------------------------------------------------------------------
MATERIALS--0.5%
-------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.5%
MeadWestvaco Corp., 6.85% Unsec.
Unsub. Nts., 4/1/12                                1,930,000         2,024,690
-------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.5%
-------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.5%
Qwest Corp., 5.625% Unsec. Nts.,
11/15/08                                             250,000           251,563
-------------------------------------------------------------------------------
Telecom Italia Capital SpA:
4% Sr. Unsec. Nts., 11/15/08                         985,000           959,669
4% Unsec. Unsub. Nts., 1/15/10                     1,085,000         1,036,783
-------------------------------------------------------------------------------
Telefonos de Mexico SA de CV, 4.50%
Nts., 11/19/08                                     2,035,000         2,008,470
-------------------------------------------------------------------------------
Telus Corp., 8% Nts., 6/1/11                       1,790,000         1,959,257
                                                                ---------------
                                                                     6,215,742

                                                   PRINCIPAL             VALUE
                                                      AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
UTILITIES--4.6%
-------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.4%
FirstEnergy Corp., 7.375% Sr. Unsub.
Nts., Series C, 11/15/31                      $      780,000    $      890,992
-------------------------------------------------------------------------------
Mission Energy Holding Co., 13.50%
Sr. Sec. Nts., 7/15/08                             1,780,000         1,971,350
-------------------------------------------------------------------------------
Monongahela Power Co., 7.36%
Unsec. Nts., Series A, 1/15/10                     1,285,000         1,347,087
-------------------------------------------------------------------------------
Westar Energy, Inc., 7.125% Sr. Unsec.
Nts., 8/1/09                                       1,635,000         1,698,132
                                                                ---------------
                                                                     5,907,561

-------------------------------------------------------------------------------
ENERGY TRADERS--0.7%
IPALCO Enterprises, Inc., 8.375% Sr.
Sec. Nts., 11/14/08 1                              1,180,000         1,230,150
-------------------------------------------------------------------------------
TXU Energy Co., 6.125% Nts., 3/15/08               1,430,000         1,439,415
                                                                ---------------
                                                                     2,669,565

-------------------------------------------------------------------------------
GAS UTILITIES--0.2%
ONEOK Partners LP, 6.65% Nts.,
10/1/36                                              970,000           995,397
-------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--2.3%
CenterPoint Energy, Inc., 7.25% Sr.
Nts., Series B, 9/1/10                             2,790,000         2,941,966
-------------------------------------------------------------------------------
Duke Energy Field Services Corp.,
6.875% Sr. Unsec. Nts., 2/1/11                     1,400,000         1,465,205
-------------------------------------------------------------------------------
NiSource Finance Corp., 7.875% Sr.
Unsec. Nts., 11/15/10                              2,753,000         2,972,585
-------------------------------------------------------------------------------
PSEG Funding Trust I, 5.381% Nts.,
11/16/07                                           1,835,000         1,831,538
                                                                ---------------
                                                                     9,211,294
                                                                ---------------
Total Corporate Bonds and Notes
(Cost $148,350,437)                                                149,919,080

                                                       UNITS
-------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
-------------------------------------------------------------------------------
Pathmark Stores, Inc. Wts., Exp.
9/19/10 10 (Cost $14,872)                              5,408             1,352

                                                      SHARES
-------------------------------------------------------------------------------
MONEY MARKET FUND--1.1%
-------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E, 5.25% 11,12
(Cost $4,562,502)                                  4,562,502         4,562,502
-------------------------------------------------------------------------------
Total Investments, at Value
(excluding Investments Purchased
with Cash Collateral from Securities
Loaned) (Cost $456,720,809)                                        453,936,212

                                                   PRINCIPAL             VALUE
                                                      AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM
SECURITIES LOANED--1.5% 13
-------------------------------------------------------------------------------
ASSET-BACKED FLOATING NOTES--0.6%
Trust Money Market Securities,
Series A-2, 5.43%, 1/16/07                    $    1,000,000    $    1,000,000
-------------------------------------------------------------------------------
Whitehawk CDO Funding Corp.,
5.41%, 3/15/07                                     1,500,000         1,500,000
                                                                ---------------
                                                                     2,500,000

                                                   PRINCIPAL             VALUE
                                                      AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--0.9%
Undivided interest of 0.09% in joint repurchase agreement
(Principal Amount/Value $4,100,000,000, with a maturity
value of $4,102,437,222) with Nomura Securities, 5.35%,
dated 12/29/06, to be repurchased at $3,822,669 on
1/2/07, collateralized by U.S. Agency Mortgages,
0.00%-22.12%, 3/15/14-5/1/46, with a
value of $4,182,000,000                       $    3,820,398    $    3,820,398
                                                                ---------------
Total Investments Purchased with
Cash Collateral from Securities
Loaned (Cost $6,320,398)                                             6,320,398

-------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $463,041,207)                                    112.7%      460,256,610
-------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                  (12.7)      (51,959,187)
                                              ---------------------------------
NET ASSETS                                             100.0%   $  408,297,423
                                              =================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $19,475,078 or 4.77% of the Fund's net assets as of December 31, 2006.

3. Illiquid security. The aggregate value of illiquid securities as of December
31, 2006 was $5,750,506, which represents 1.41% of the Fund's net assets. See
Note 7 of accompanying Notes.

4. When-issued security or forward commitment to be delivered and settled after
December 31, 2006. See Note 1 of accompanying Notes.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example,
GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $14,710,365 or 3.60% of the Fund's net assets as of December 31, 2006.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
These securities amount to $1,358,925 or 0.33% of the Fund's net assets as of
December 31, 2006.

7. Partial or fully-loaned security. See Note 8 of accompanying Notes.

8. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $2,024,376. See Note 5 of accompanying Notes.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10. Non-income producing security.

11. Rate shown is the 7-day yield as of December 31, 2006.

12. Represents ownership of an affiliated fund, at or during the period ended
December 31, 2006. Transactions during the period in which the issuer was an affiliate are as follows

                                                                           SHARES       GROSS        GROSS             SHARES
                                                                DECEMBER 31, 2005   ADDITIONS   REDUCTIONS  DECEMBER 31, 2006
-----------------------------------------------------------------------------------------------------------------------------

Oppenheimer Institutional Money Market Fund, Cl. E, 5.25% *                    --  22,171,390   17,608,888          4,562,502

                                                                                                     VALUE           DIVIDEND
                                                                                                SEE NOTE 1             INCOME
-----------------------------------------------------------------------------------------------------------------------------

Oppenheimer Institutional Money Market Fund, Cl. E, 5.25% *                                     $4,562,502             $5,949

* The money market fund and the Fund are affiliated by having the same investment advisor.

13. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2006
--------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $458,478,705)                                                                          $ 455,694,108
Affiliated companies (cost $4,562,502)                                                                                  4,562,502
                                                                                                                    --------------
                                                                                                                      460,256,610
----------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                      600,311
----------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on swap contracts                                                                                 439,906
----------------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold (including $7,921,226 sold on a when-issued basis or forward commitment)                               8,483,875
Interest and principal paydowns                                                                                         4,073,005
Shares of beneficial interest sold                                                                                        893,379
Futures margins                                                                                                            28,106
Other                                                                                                                      20,518
                                                                                                                    --------------
Total assets                                                                                                          474,795,710

----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                                              6,320,398
----------------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on swap contracts                                                                                 377,329
----------------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $58,229,544 purchased on a when-issued basis or forward commitment)                   59,396,000
Shares of beneficial interest redeemed                                                                                    292,872
Shareholder communications                                                                                                 46,578
Distribution and service plan fees                                                                                         22,206
Trustees' compensation                                                                                                     15,015
Transfer and shareholder servicing agent fees                                                                               1,722
Other                                                                                                                      26,167
                                                                                                                    --------------
Total liabilities                                                                                                      66,498,287

----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                          $ 408,297,423
                                                                                                                    ==============

----------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                                          $      36,604
----------------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                                            426,378,068
----------------------------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                                      20,676,318
----------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions                                        (36,249,470)
----------------------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                                                             (2,544,097)
                                                                                                                    --------------
NET ASSETS                                                                                                          $ 408,297,423
                                                                                                                    ==============

----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $367,106,124 and 32,892,925 shares of beneficial interest outstanding)                      $       11.16
----------------------------------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $41,191,299 and 3,710,736 shares of beneficial interest outstanding)                        $       11.10

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2006
--------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                            $  22,467,196
----------------------------------------------------------------------------------------------------------------------------------
Fee income                                                                                                                594,169
----------------------------------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                                                     53,580
----------------------------------------------------------------------------------------------------------------------------------
Dividends--Affiliated companies                                                                                             5,949
                                                                                                                    --------------
Total investment income                                                                                                23,120,894

----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
Management fees                                                                                                         3,030,438
----------------------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                                                                         53,042
----------------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                                                         10,079
Service shares                                                                                                              9,952
----------------------------------------------------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                                                                         70,804
Service shares                                                                                                              3,755
----------------------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                                     11,925
----------------------------------------------------------------------------------------------------------------------------------
Administration service fees                                                                                                 1,500
----------------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                      41,843
                                                                                                                    --------------
Total expenses                                                                                                          3,233,338
Less waivers and reimbursements of expenses                                                                                  (126)
                                                                                                                    --------------
Net expenses                                                                                                            3,233,212

----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                  19,887,682

----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                                                                                            (3,695,752)
Closing and expiration of futures contracts                                                                             1,570,446
Foreign currency transactions                                                                                              14,895
Swap contracts                                                                                                            254,005
                                                                                                                    --------------
Net realized loss                                                                                                      (1,856,406)
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                                                             2,914,992
Futures contracts                                                                                                        (214,870)
Swap contracts                                                                                                             36,618
                                                                                                                    --------------
Net change in unrealized depreciation                                                                                   2,736,740

----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                $  20,768,016
                                                                                                                    ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                                     2006             2005
----------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                              $  19,887,682    $  21,402,707
----------------------------------------------------------------------------------------------------------------------------------
Net realized loss                                                                                     (1,856,406)        (480,546)
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation                                                                  2,736,740       (8,992,109)
                                                                                                   -------------------------------
Net increase in net assets resulting from operations                                                  20,768,016       11,930,052

----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                                                   (21,803,446)     (24,996,468)
Service shares                                                                                          (608,147)        (231,902)
                                                                                                   --------------   --------------
                                                                                                     (22,411,593)     (25,228,370)

----------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares                                                                                   (61,099,902)     (60,382,816)
Service shares                                                                                        29,289,033        7,684,268
                                                                                                   -------------------------------
                                                                                                     (31,810,869)     (52,698,548)

----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
Total decrease                                                                                       (33,454,446)     (65,996,866)
----------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                                  441,751,869      507,748,735
                                                                                                   -------------------------------
End of period (including accumulated net investment income of $20,676,318 and
  $22,323,507, respectively)                                                                       $ 408,297,423    $ 441,751,869
                                                                                                   ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,                2006           2005          2004          2003            2002
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $   11.19      $   11.50     $   11.42     $   11.31     $     11.21
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .53 1          .51 1         .43 1         .51             .65
Net realized and unrealized gain (loss)                     .03           (.23)          .18           .23             .27
Payment from affiliate                                       --             --            --            --             .01
                                                      -----------------------------------------------------------------------
Total from investment operations                            .56            .28           .61           .74             .93
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.59)          (.59)         (.53)         (.63)           (.83)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $   11.16      $   11.19     $   11.50     $   11.42     $     11.31
                                                      =======================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:
-----------------------------------------------------------------------------------------------------------------------------
Total return at net asset value 2                          5.28%          2.59%         5.49%         6.78%           9.02%
Total return before payment from affiliate 3                N/A            N/A           N/A           N/A            8.93%

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)              $ 367,106      $ 430,642     $ 504,244     $ 618,234     $   724,787
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $ 391,750      $ 466,033     $ 552,293     $ 691,931     $   686,932
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income before payment from affiliate        4.83%          4.56%         3.82%         4.03%           5.91% 3
Net investment income after payment from affiliate          N/A            N/A           N/A           N/A            6.07%
Total expenses                                             0.77% 5,6      0.76% 7       0.75% 7       0.73% 7         0.73% 7
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     114% 8         111% 8         95% 8        101%            157%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. The Manager voluntarily reimbursed the Class $1,107,704 from an error in the calculation of the Fund's net asset value per share.

4. Annualized for periods of less than one full year.

5. Expenses including indirect expenses from affiliated fund were as follows:

    Year Ended December 31, 2006       0.77%

6. Voluntary waiver of affiliated funds management fees less than 0.01%.

7. Reduction to custodian expenses less than 0.01%.

8. The portfolio turnover rate excludes purchase and sale transactions of To Be
Announced (TBA) mortgage-related securities as follows:

                                    PURCHASE TRANSACTIONS    SALE TRANSACTIONS
    --------------------------------------------------------------------------
    Year Ended December 31, 2006           $1,168,229,255       $1,270,329,129
    Year Ended December 31, 2005            2,420,041,493        2,423,498,913
    Year Ended December 31, 2004            2,841,348,053        2,925,500,296

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SERVICE SHARES  YEAR ENDED DECEMBER 31,                    2006           2005          2004          2003          2002 1
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $   11.15      $   11.47     $   11.39     $   11.30     $     10.46
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                       .49 2          .47 2         .40 2         .43             .11
Net realized and unrealized gain (loss)                     .03           (.22)          .18           .28             .72
Payment from affiliate                                       --             --            --            --             .01
                                                      -------------------------------------------------------------------------
Total from investment operations                            .52            .25           .58           .71             .84
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.57)          (.57)         (.50)         (.62)             --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $   11.10      $   11.15     $   11.47     $   11.39     $     11.30
                                                      =========================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:
-------------------------------------------------------------------------------------------------------------------------------
Total return at net asset value 3                          4.93%          2.33%         5.22%         6.56%           8.03%
Total return before payment from affiliate 4                N/A            N/A           N/A           N/A            7.94%

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)              $  41,191      $  11,110     $   3,505     $   3,835     $     2,435
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $  21,265      $   7,213     $   3,002     $   3,903     $       834
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income before payment from affiliate        4.56%          4.29%         3.55%         3.73%           4.37% 4
Net investment income after payment from affiliate          N/A            N/A           N/A           N/A            5.04%
Total expenses                                             1.06% 6,7      1.03% 8       0.99% 8       0.98% 8         0.98% 8,9
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     114% 10        111% 10        95% 10       101%            157%

1. For the period from May 1, 2002 (inception of offering) to December 31, 2002.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. The Manager voluntarily reimbursed the Class $3,723 from an error in the calculation of the Fund's net asset value per share.

5. Annualized for periods of less than one full year.

6. Expenses including indirect expenses from affiliated fund were as follows:

     Year Ended December 31, 2006       1.06%

7. Voluntary waiver of affiliated funds management fees less than 0.01%.

8. Reduction to custodian expenses less than 0.01%.

9. Voluntary waiver of transfer agent fees less than 0.01%.

10. The portfolio turnover rate excludes purchase and sale transactions of To Be
Announced (TBA) mortgage-related securities as follows:

                                    PURCHASE TRANSACTIONS    SALE TRANSACTIONS
    --------------------------------------------------------------------------
    Year Ended December 31, 2006          $ 1,168,229,255      $ 1,270,329,129
    Year Ended December 31, 2005            2,420,041,493        2,423,498,913
    Year Ended December 31, 2004            2,841,348,053        2,925,500,296

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Core Bond Fund/VA (the Fund), is a separate series of Oppenheimer
Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's main investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation when consistent with its primary objective.
The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National
Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and
"asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost
(which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED  BASIS OR FORWARD  COMMITMENT.  Delivery and payment for securities  that have been  purchased by the Fund on a when-issued  basis or forward  commitment  take  place  generally  at least ten days or more after the trade date.  Normally  the  settlement  date occurs  within six months after the trade date; however,  the Fund may, from time to time, purchase securities whose settlement  date  extends  six months or more  beyond  trade  date.  During this period, such securities do not earn interest,  are subject to market fluctuation and may  increase  or  decrease  in  value  prior to  their  delivery.  The Fund maintains  internally  designated assets with a market value equal to or greater than the amount of its purchase  commitments.  The purchase of  securities  on a when-issued  basis or forward  commitment  may  increase the  volatility  of the
Fund's net asset value to the extent the Fund executes such  transactions  while remaining  substantially fully invested.  The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the  original  purchase.  As of  December  31,  2006,  the  Fund  had  purchased
$58,229,544 of securities  issued on a when-issued  basis or forward  commitment and sold  $7,921,226  of  securities  issued on a  when-issued  basis or forward commitment.

      In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New
York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
AFFILIATED FUNDS. The Fund is permitted to invest daily available cash balances in affiliated money market funds. Each day, the Fund invests the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the
Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of
Investments. As a shareholder, the Fund is subject to its proportional share of
IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives)
that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's
Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    DEPRECIATION
                                                                BASED ON COST OF
                                                                  SECURITIES AND
      UNDISTRIBUTED    UNDISTRIBUTED           ACCUMULATED     OTHER INVESTMENTS
      NET INVESTMENT       LONG-TERM                  LOSS    FOR FEDERAL INCOME
      INCOME                    GAIN  CARRYFORWARD 1,2,3,4          TAX PURPOSES
      --------------------------------------------------------------------------
      $20,696,739                $--           $36,231,290            $2,567,686

1. As of December 31, 2006, the Portfolio had $36,024,345 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2006, details of the capital loss carryforwards were as follows:

               EXPIRING
               --------------------------
               2010         $  29,885,554
               2013                57,295
               2014             6,081,496
                            -------------
               Total        $  36,024,345
                            =============

2. As of December 31, 2006, the Portfolio had $206,945 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2015.

3. During the fiscal year ended December 31, 2006, the Portfolio did not utilize any capital loss carryforward.

4. During the fiscal year ended December 31, 2005, the Portfolio did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2006. Net assets of the Fund were unaffected by the reclassifications.

                       INCREASE TO            INCREASE TO
                       ACCUMULATED        ACCUMULATED NET
                    NET INVESTMENT          REALIZED LOSS
                            INCOME         ON INVESTMENTS
                    -------------------------------------
                          $876,722               $876,722

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

                                         YEAR ENDED           YEAR ENDED
                                  DECEMBER 31, 2006    DECEMBER 31, 2005
      ------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                   $22,411,593          $25,228,370

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

      Federal tax cost of securities          $ 463,144,411
      Federal tax cost of other investments     (74,626,488)
                                              -------------
      Total federal tax cost                  $ 388,517,923
                                              =============

      Gross unrealized appreciation           $   5,342,946
      Gross unrealized depreciation              (7,910,632)
                                              -------------
      Net unrealized depreciation             $  (2,567,686)
                                              =============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the
Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the
Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                            YEAR ENDED DECEMBER 31, 2006        YEAR ENDED DECEMBER 31, 2005
                                                                SHARES            AMOUNT              SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------------------------------

NON-SERVICE SHARES
Sold                                                           953,894    $   10,320,632           1,220,400    $ 13,663,072
Dividends and/or distributions reinvested                    2,058,871        21,803,446           2,291,152      24,996,468
Redeemed                                                    (8,604,369)      (93,223,980)         (8,857,827)    (99,042,356)
                                                            -----------------------------------------------------------------
Net decrease                                                (5,591,604)   $  (61,099,902)         (5,346,275)   $(60,382,816)
                                                            =================================================================

-----------------------------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                                         2,826,656    $   30,522,972             767,551    $  8,537,370
Dividends and/or distributions reinvested                       57,590           608,147              21,295         231,902
Redeemed                                                      (170,116)       (1,842,086)            (97,717)     (1,085,004)
                                                            -----------------------------------------------------------------
Net increase                                                 2,714,130    $   29,289,033             691,129    $  7,684,268
                                                            =================================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and money market funds, for the year ended December
31, 2006, were as follows:

                                                             PURCHASES             SALES
----------------------------------------------------------------------------------------

Investment securities                                   $  334,577,936    $  324,181,656
U.S. government and government agency obligations           82,309,782       105,592,841
To Be Announced (TBA) mortgage-related securities        1,168,229,255     1,270,329,129

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

             FEE SCHEDULE
             -------------------------------
             Up to $200 million        0.75%
             Next $200 million         0.72
             Next $200 million         0.69
             Next $200 million         0.66
             Next $200 million         0.60
             Over $1 billion           0.50

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended December 31, 2006, the Fund paid
$20,100 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a
Distribution and Service Plan for Service shares to pay OppenheimerFunds
Distributor, Inc. (the Distributor), for distribution related services, personal service and account maintenance for the Fund's Service shares. Under the plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers
Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the plan are detailed in the
Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in
IMMF. During the year ended December 31, 2006, the Manager waived $126 for IMMF management fees.

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices
(financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS Continued

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities.
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The
Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations at the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2006, the Fund had outstanding futures contracts as follows:

                                                                                      UNREALIZED
                                   EXPIRATION      NUMBER OF     VALUATION AS OF    APPRECIATION
CONTRACT DESCRIPTION                    DATES      CONTRACTS   DECEMBER 31, 2006  (DEPRECIATION)
-------------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
U.S. Long Bonds                       3/21/07            404        $ 45,020,750   $    (636,497)
U.S. Treasury Nts., 5 yr.             3/30/07            255          26,790,938        (149,269)
                                                                                   --------------
                                                                                        (785,766)
                                                                                   --------------

CONTRACTS TO SELL
Euro-Bundesobligation, 10 yr.          3/8/07             71          10,874,701         269,254
U.S. Treasury Nts., 2 yr.             3/30/07            522         106,504,313         265,345
U.S. Treasury Nts., 10 yr.            3/21/07            268          28,801,625         435,396
                                                                                   --------------
                                                                                         969,995
                                                                                   --------------
                                                                                   $     184,229
                                                                                   ==============

--------------------------------------------------------------------------------
6. CREDIT DEFAULT SWAP CONTRACTS

Credit default swaps are designed to transfer the credit exposure of fixed income products between counterparties. The Fund may enter into credit default swaps, both directly ("unfunded swaps") and indirectly in the form of a swap embedded within a structured note ("funded swaps"), to protect against the risk that a security will default. Unfunded and funded credit default swaps may be on a single security, or a basket of securities. The Fund may take a short position
(purchaser of credit protection) or a long position (seller of credit protection) in the credit default swap. Risks of credit default swaps include, but are not limited to, the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or defaulted bonds depending on whether the Fund is long or short the swap, respectively).

      The Fund would take a short position in a credit default swap (the
"unfunded swap") against a long portfolio position to decrease exposure to specific high yield issuers. As a purchaser of credit protection under a swap contract, the Fund pays a periodic interest fee on the notional amount to the counterparty. This interest fee is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Fund is obligated to deliver that security to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as realized gain and is included on the
Statement of Operations. Credit default swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Fund at termination or settlement and disclosed separately on the Statement of Assets and Liabilities. The net change in this amount is included on the Statement of Operations.

Information regarding such credit default swaps as of December 31, 2006 is as follows:

                                                    NOTIONAL AMOUNT          ANNUAL
                                                        RECEIVED BY        INTEREST
                                 REFERENCED DEBT      THE FUND UPON    RATE PAID BY    TERMINATION       UNREALIZED
COUNTERPARTY                          OBLIGATION       CREDIT EVENT        THE FUND          DATES     DEPRECIATION
-------------------------------------------------------------------------------------------------------------------

Deutsche Bank AG:
                                     CDX.NA.IG.7         $3,600,000           0.400%      12/20/11   $       10,659
                           J.C. Penney Co., Inc.            590,000           0.580        3/20/12              994
                                Weyerhaeuser Co.          2,010,000           0.580        9/20/11           13,133
-------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital
Services, Inc.:
                         Arrow Electronics, Inc.          2,010,000           0.790        9/20/11           35,983
                         Arrow Electronics, Inc.          1,000,000           0.770        9/20/11           17,052
                                      Belo Corp.          1,170,000           0.650        6/20/11            8,031
                                      Belo Corp.            655,000           0.670        6/20/11            5,025
                                      Belo Corp.          1,295,000           0.675        6/20/11           10,196
                                  Ford Motor Co.            980,000           5.300       12/20/08           54,529
                                  Ford Motor Co.          2,065,000           5.400       12/20/08          118,793
                            General Motors Corp.          1,035,000           4.000       12/20/08           42,668
                            General Motors Corp.          1,000,000           3.950       12/20/08           40,277
                         International Paper Co.          2,020,000           0.409       12/20/11            6,422
                                                                                                     --------------
                                                                                                     $      363,762
                                                                                                     ==============

The Fund would take a long position in the credit default swap note (the "funded swap") to increase the exposure to specific high yield corporate issuers. As a seller of credit protection under a swap contract, the Fund receives a periodic interest fee on the notional amount from the counterparty. This interest fee is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Fund receives that security from the counterparty in exchange for payment of the notional amount to the counterparty. The difference between the value of the security received and the notional amount paid is recorded as realized loss and is included on the Statement of Operations. Credit default swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation
(depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Fund at termination or settlement and disclosed separately on the Statement of Assets and Liabilities.
The net change in this amount is included on the Statement of Operations.

Information regarding such credit default swaps as of December 31, 2006 is as follows:

                                                    NOTIONAL AMOUNT          ANNUAL
                                                            PAID BY   INTEREST RATE                      UNREALIZED
                                 REFERENCED DEBT      THE FUND UPON     RECEIVED BY    TERMINATION     APPRECIATION
COUNTERPARTY                          OBLIGATION       CREDIT EVENT        THE FUND          DATES   (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------

Deutsche Bank AG:
              Abitibi-Consolidated Co. of Canada        $ 1,630,000            1.52%       9/20/07   $        6,723
                Allied Waste North America, Inc.            630,000            2.00        9/20/09           17,131
                Allied Waste North America, Inc.            990,000            2.00        9/20/09           26,920
                                Bombardier, Inc.            500,000            0.90        9/20/07            1,840
                               Eastman Kodak Co.          1,390,000            1.00       12/20/08            7,841
                 General Motors Acceptance Corp.            465,000            2.30        6/20/07            4,557

------------------------------------------------------------------------------
6. CREDIT DEFAULT SWAP CONTRACTS Continued

                                                    NOTIONAL AMOUNT          ANNUAL
                                                            PAID BY   INTEREST RATE                      UNREALIZED
                                 REFERENCED DEBT      THE FUND UPON     RECEIVED BY    TERMINATION     APPRECIATION
COUNTERPARTY                          OBLIGATION       CREDIT EVENT        THE FUND          DATES   (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------

Morgan Stanley Capital
Services, Inc.:
                              ArvinMeritor, Inc.         $  555,000            1.05%       9/20/07   $        1,665
                              ArvinMeritor, Inc.            445,000            1.10        9/20/07            1,504
                                Bombardier, Inc.            550,000            1.00        9/20/07            2,924
                                Bombardier, Inc.            555,000            1.05        9/20/07            3,163
                                  Ford Motor Co.            980,000            7.05       12/20/16           57,117
                                  Ford Motor Co.          2,065,000            7.15       12/20/16          131,267
                            General Motors Corp.          1,035,000            5.80       12/20/16           81,585
                            General Motors Corp.          1,000,000            5.75       12/20/16           75,925
                 General Motors Acceptance Corp.          1,355,000            3.15        6/20/07           18,579
         Hyundai Motor Manufacturing Alabama LLC            875,000            0.40        6/20/07            1,165
                           J.C. Penney Co., Inc.          2,005,000            0.61        6/20/13          (13,567)
                                                                                                     --------------
                                                                                                     $      426,339
                                                                                                     ==============

--------------------------------------------------------------------------------
7. ILLIQUID SECURITIES

As of December 31, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of
Investments.

--------------------------------------------------------------------------------
8. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Fund on the next business day. Cash collateral may be invested in approved investments and the Fund bears the risk of any loss in value of these investments. The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower. As of December 31, 2006, the Fund had on loan securities valued at $9,911,060, which are included in the Statement of Assets and Liabilities as "Investments, at value" and, when applicable, as
"Receivable for Investments sold." Collateral of $10,075,173 was received for the loans, of which $6,320,398 was received in cash and subsequently invested in approved investments or held as cash.

--------------------------------------------------------------------------------
9. RECENT ACCOUNTING PRONOUNCEMENTS

     In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB
Interpretation  No. 48 ("FIN 48"),  ACCOUNTING FOR  UNCERTAINTY IN INCOME TAXES.
FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's  financial  statements in accordance  with FASB  Statement No. 109,
ACCOUNTING  FOR INCOME  TAXES.  FIN 48 requires the  evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine  whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment,  will not be fully realized.
FIN 48 is effective for fiscal years  beginning  after  December 15, 2006. As of
December 31, 2006, the Manager has evaluated the implications of FIN 48 and does not currently  anticipate a material impact to the Fund's financial  statements.
The Manager will continue to monitor the Fund's tax positions  prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting
Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS
No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts;
however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
10. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the
Oppenheimer funds excluding the Fund) in the U.S. District Court for the
Southern District of New York on January 10, 2005 and was amended on March 4,
2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment
Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the
Oppenheimer funds, as nominal defendants, and against certain present and former
Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the
Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

                 26 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER GLOBAL SECURITIES FUND/VA:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Global Securities Fund/VA (the "Fund"), a series of Oppenheimer
Variable Account Funds, including the statement of investments, as of December
31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 16, 2007

STATEMENT OF INVESTMENTS  December 31, 2006
--------------------------------------------------------------------------------

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--98.3%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--19.0%
--------------------------------------------------------------------------------
AUTOMOBILES--2.6%
Bayerische Motoren Werke AG                         621,667    $     35,657,209
--------------------------------------------------------------------------------
Porsche AG, Preference                               19,480          24,864,868
--------------------------------------------------------------------------------
Toyota Motor Corp.                                  575,000          37,716,857
                                                               -----------------
                                                                     98,238,934

--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--2.5%
Carnival Corp.                                      976,900          47,916,945
--------------------------------------------------------------------------------
International Game Technology                       524,500          24,231,900
--------------------------------------------------------------------------------
McDonald's Corp.                                    549,400          24,354,902
                                                               -----------------
                                                                     96,503,747

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--2.3%
Koninklijke (Royal) Philips
Electronics NV                                    1,178,000          44,426,718
--------------------------------------------------------------------------------
Sony Corp.                                        1,012,600          43,395,320
                                                               -----------------
                                                                     87,822,038

--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.1%
Home Retail Group                                   575,348           4,618,736
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.2%
Sega Sammy Holdings, Inc.                           225,400           6,079,862
--------------------------------------------------------------------------------
MEDIA--4.9%
Getty Images, Inc. 1                                230,600           9,874,292
--------------------------------------------------------------------------------
Grupo Televisa SA, Sponsored GDR                  1,664,596          44,960,738
--------------------------------------------------------------------------------
Pearson plc                                       1,044,058          15,723,606
--------------------------------------------------------------------------------
Singapore Press Holdings Ltd.                     3,040,840           8,485,604
--------------------------------------------------------------------------------
Sirius Satellite Radio, Inc. 1                    7,107,110          25,159,169
--------------------------------------------------------------------------------
Walt Disney Co. (The)                               767,000          26,285,090
--------------------------------------------------------------------------------
WPP Group plc                                     1,366,790          18,478,815
--------------------------------------------------------------------------------
Zee Entertainment Enterprises Ltd.                4,170,300          36,242,546
                                                               -----------------
                                                                    185,209,860

--------------------------------------------------------------------------------
SPECIALTY RETAIL--3.7%
H&M Hennes & Mauritz AB,
B Shares                                          1,469,100          73,981,716
--------------------------------------------------------------------------------
Industria de Diseno Textil SA                       663,000          35,716,494
--------------------------------------------------------------------------------
Tiffany & Co.                                       762,700          29,928,348
                                                               -----------------
                                                                    139,626,558

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--2.7%
Bulgari SpA                                       1,284,618          18,229,349
--------------------------------------------------------------------------------
Burberry Group plc                                1,299,628          16,334,275
--------------------------------------------------------------------------------
Coach, Inc. 1                                       498,900          21,432,744
--------------------------------------------------------------------------------
LVMH Moet Hennessey Louis
Vuitton                                             448,060          47,102,657
                                                               -----------------
                                                                    103,099,025

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
CONSUMER STAPLES--8.4%
--------------------------------------------------------------------------------
BEVERAGES--2.4%
Companhia de Bebidas das
Americas, ADR, Preference                           477,115    $     23,283,212
--------------------------------------------------------------------------------
Diageo plc                                        1,088,380          21,363,557
--------------------------------------------------------------------------------
Fomento Economico Mexicano
SA de CV, UBD                                     2,415,200          28,024,190
--------------------------------------------------------------------------------
Grupo Modelo SA de CV, Series C                   3,279,000          18,150,903
                                                               -----------------
                                                                     90,821,862

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--2.0%
Seven & I Holdings Co. Ltd.                         298,053           9,266,805
--------------------------------------------------------------------------------
Tesco plc                                         3,919,983          31,046,407
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                               743,300          34,325,594
                                                               -----------------
                                                                     74,638,806

--------------------------------------------------------------------------------
FOOD PRODUCTS--1.0%
Cadbury Schweppes plc                             3,672,404          39,296,082
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--2.6%
Colgate-Palmolive Co.                               347,300          22,657,852
--------------------------------------------------------------------------------
Hindustan Lever Ltd.                              3,934,500          19,236,914
--------------------------------------------------------------------------------
Reckitt Benckiser plc                             1,201,678          54,915,835
                                                               -----------------
                                                                     96,810,601

--------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.4%
Avon Products, Inc.                                 504,300          16,662,072
--------------------------------------------------------------------------------
ENERGY--6.1%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--3.0%
GlobalSantaFe Corp.                                 560,700          32,957,946
--------------------------------------------------------------------------------
Technip SA                                          597,970          41,046,056
--------------------------------------------------------------------------------
Transocean, Inc. 1                                  515,700          41,714,973
                                                               -----------------
                                                                    115,718,975

--------------------------------------------------------------------------------
OIL & GAS--3.1%
BP plc, ADR                                         437,669          29,367,590
--------------------------------------------------------------------------------
Chevron Corp.                                       354,244          26,047,561
--------------------------------------------------------------------------------
Husky Energy, Inc.                                  622,515          41,659,367
--------------------------------------------------------------------------------
Neste Oil Oyj                                       105,900           3,219,427
--------------------------------------------------------------------------------
Total SA                                            222,240          16,032,494
                                                               -----------------
                                                                    116,326,439

--------------------------------------------------------------------------------
FINANCIALS--14.7%
--------------------------------------------------------------------------------
CAPITAL MARKETS--3.6%
3i Group plc                                        488,871           9,662,939
--------------------------------------------------------------------------------
Credit Suisse Group                                 734,213          51,367,795
--------------------------------------------------------------------------------
Morgan Stanley                                      503,900          41,032,577
--------------------------------------------------------------------------------
Northern Trust Corp.                                597,300          36,250,137
                                                               -----------------
                                                                    138,313,448

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL BANKS--4.4%
HSBC Holdings plc                                 2,049,283    $     37,569,618
--------------------------------------------------------------------------------
ICICI Bank Ltd., Sponsored ADR                      236,450           9,869,423
--------------------------------------------------------------------------------
Resona Holdings, Inc.                                 5,213          14,236,587
--------------------------------------------------------------------------------
Royal Bank of Scotland Group plc
(The)                                             1,591,853          61,865,632
--------------------------------------------------------------------------------
Societe Generale, Cl. A                             200,478          33,919,336
--------------------------------------------------------------------------------
Sumitomo Mitsui Financial
Group, Inc.                                             753           7,681,937
                                                               -----------------
                                                                    165,142,533

--------------------------------------------------------------------------------
CONSUMER FINANCE--0.6%
Credit Saison Co. Ltd.                              687,700          23,557,892
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.1%
Investor AB, B Shares                               931,128          22,746,104
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                                385,963          18,642,013
                                                               -----------------
                                                                     41,388,117

--------------------------------------------------------------------------------
INSURANCE--4.7%
ACE Ltd.                                            397,571          24,080,875
--------------------------------------------------------------------------------
Allianz SE                                          231,832          47,406,897
--------------------------------------------------------------------------------
Berkshire Hathaway, Inc., Cl. B 1                     6,110          22,399,260
--------------------------------------------------------------------------------
Everest Re Group Ltd.                               104,800          10,281,928
--------------------------------------------------------------------------------
Manulife Financial Corp.                            559,426          18,877,000
--------------------------------------------------------------------------------
Prudential plc                                    2,573,657          35,249,018
--------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                              255,900          18,429,918
                                                               -----------------
                                                                    176,724,896

--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.3%
Realogy Corp. 1                                     354,600          10,751,472
--------------------------------------------------------------------------------
HEALTH CARE--10.2%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--2.1%
Amgen, Inc. 1                                       256,000          17,487,360
--------------------------------------------------------------------------------
Genentech, Inc. 1                                   186,300          15,114,519
--------------------------------------------------------------------------------
Gilead Sciences, Inc. 1                             436,160          28,319,869
--------------------------------------------------------------------------------
NicOx SA 1                                          163,560           4,903,049
--------------------------------------------------------------------------------
Nuvelo, Inc. 1                                      191,700             766,800
--------------------------------------------------------------------------------
Regeneron Pharmaceuticals, Inc. 1                   176,802           3,548,416
--------------------------------------------------------------------------------
Theravance, Inc. 1                                  271,000           8,371,190
                                                               -----------------
                                                                     78,511,203

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--2.1%
Biomet, Inc.                                        557,600          23,012,152
--------------------------------------------------------------------------------
Boston Scientific Corp. 1                         1,465,353          25,174,765
--------------------------------------------------------------------------------
Medtronic, Inc.                                     257,400          13,773,474
--------------------------------------------------------------------------------
Smith & Nephew plc                                1,874,897          19,566,505
                                                               -----------------
                                                                     81,526,896

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--0.8%
Express Scripts, Inc. 1                             181,800    $     13,016,880
--------------------------------------------------------------------------------
Quest Diagnostics, Inc.                             294,300          15,597,900
                                                               -----------------
                                                                     28,614,780

--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--0.3%
Affymetrix, Inc. 1                                  322,800           7,443,768
--------------------------------------------------------------------------------
Nektar Therapeutics 1                               314,361           4,781,431
                                                               -----------------
                                                                     12,225,199

--------------------------------------------------------------------------------
PHARMACEUTICALS--4.9%
AtheroGenics, Inc. 1                                769,500           7,625,745
--------------------------------------------------------------------------------
Chugai Pharmaceutical Co. Ltd.                      647,500          13,357,527
--------------------------------------------------------------------------------
Johnson & Johnson                                   141,300           9,328,626
--------------------------------------------------------------------------------
Novartis AG                                         341,694          19,636,142
--------------------------------------------------------------------------------
Novo Nordisk AS, Cl. B                              139,600          11,627,567
--------------------------------------------------------------------------------
Roche Holdings AG                                   266,433          47,776,455
--------------------------------------------------------------------------------
Sanofi-Aventis SA                                   625,154          57,724,932
--------------------------------------------------------------------------------
Shionogi & Co. Ltd.                                 980,000          19,200,966
                                                               -----------------
                                                                    186,277,960

--------------------------------------------------------------------------------
INDUSTRIALS--9.4%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--4.2%
Boeing Co.                                          286,600          25,461,544
--------------------------------------------------------------------------------
Empresa Brasileira de Aeronautica
SA, ADR                                             815,034          33,766,859
--------------------------------------------------------------------------------
European Aeronautic Defence &
Space Co.                                         1,219,910          42,029,768
--------------------------------------------------------------------------------
Lockheed Martin Corp.                               229,600          21,139,272
--------------------------------------------------------------------------------
Northrop Grumman Corp.                              248,200          16,803,140
--------------------------------------------------------------------------------
Raytheon Co.                                        414,100          21,864,480
                                                               -----------------
                                                                    161,065,063

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.6%
Experian Group Ltd. 1                               646,239           7,585,618
--------------------------------------------------------------------------------
Secom Co. Ltd.                                      296,000          15,346,582
                                                               -----------------
                                                                     22,932,200

--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.0%
Emerson Electric Co.                                856,200          37,749,858
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--2.9%
3M Co.                                              456,700          35,590,631
--------------------------------------------------------------------------------
Hutchison Whampoa Ltd.                            1,377,000          13,947,557
--------------------------------------------------------------------------------
Siemens AG                                          611,871          61,061,907
                                                               -----------------
                                                                    110,600,095

--------------------------------------------------------------------------------
MACHINERY--0.6%
Fanuc Ltd.                                          104,500          10,248,400
--------------------------------------------------------------------------------
Hyundai Heavy Industries Co. Ltd. 1                  89,299          12,059,907
                                                               -----------------
                                                                     22,308,307

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
ROAD & RAIL--0.1%
Avis Budget Group, Inc.                             132,760    $      2,879,564
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--25.7%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--6.5%
Cisco Systems, Inc. 1                               621,100          16,974,663
--------------------------------------------------------------------------------
Corning, Inc. 1                                   1,742,100          32,594,691
--------------------------------------------------------------------------------
Juniper Networks, Inc. 1                          1,827,900          34,620,426
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                       48,062           1,816,263
--------------------------------------------------------------------------------
Tandberg ASA                                      1,042,850          15,721,693
--------------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson,
B Shares                                         36,028,300         145,514,135
                                                               -----------------
                                                                    247,241,871

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.2%
Benq Corp. 1                                     11,647,000           6,237,230
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.9%
Hoya Corp.                                          621,300          24,224,461
--------------------------------------------------------------------------------
Keyence Corp.                                        82,640          20,478,582
--------------------------------------------------------------------------------
Kyocera Corp.                                       203,700          19,205,193
--------------------------------------------------------------------------------
Murata Manufacturing Co. Ltd.                       508,500          34,397,084
--------------------------------------------------------------------------------
Nidec Corp.                                         138,200          10,683,921
                                                               -----------------
                                                                    108,989,241

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--1.6%
eBay, Inc. 1                                      1,826,400          54,919,848
--------------------------------------------------------------------------------
Yahoo!, Inc. 1                                      250,100           6,387,554
                                                               -----------------
                                                                     61,307,402

--------------------------------------------------------------------------------
IT SERVICES--2.4%
Automatic Data Processing, Inc.                     882,800          43,477,900
--------------------------------------------------------------------------------
Infosys Technologies Ltd.                           965,326          48,708,688
                                                               -----------------
                                                                     92,186,588

--------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.4%
Canon, Inc.                                         269,450          15,261,022
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--5.8%
Advanced Micro Devices, Inc. 1                    2,030,700          41,324,745
--------------------------------------------------------------------------------
Altera Corp. 1                                    1,173,000          23,084,640
--------------------------------------------------------------------------------
Cree, Inc. 1                                        573,300           9,929,556
--------------------------------------------------------------------------------
International Rectifier Corp. 1                     355,100          13,682,003
--------------------------------------------------------------------------------
Linear Technology Corp.                             360,496          10,930,239
--------------------------------------------------------------------------------
Maxim Integrated Products, Inc.                     829,265          25,392,094
--------------------------------------------------------------------------------
MediaTek, Inc.                                    2,692,700          27,848,393
--------------------------------------------------------------------------------
Samsung Electronics Co.                              37,722          24,705,190
--------------------------------------------------------------------------------
Taiwan Semiconductor
Manufacturing Co. Ltd.                           11,269,837          23,345,527
--------------------------------------------------------------------------------
Xilinx, Inc.                                        783,700          18,659,897
                                                               -----------------
                                                                    218,902,284

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
SOFTWARE--5.9%
Adobe Systems, Inc. 1                             1,174,100    $     48,278,992
--------------------------------------------------------------------------------
Enix Corp.                                          542,500          14,222,932
--------------------------------------------------------------------------------
Intuit, Inc. 1                                      960,800          29,314,008
--------------------------------------------------------------------------------
Microsoft Corp.                                   2,292,300          68,448,078
--------------------------------------------------------------------------------
Nintendo Co. Ltd.                                    82,700          21,473,299
--------------------------------------------------------------------------------
SAP AG                                              777,964          41,427,058
                                                               -----------------
                                                                    223,164,367

--------------------------------------------------------------------------------
MATERIALS--0.4%
--------------------------------------------------------------------------------
CHEMICALS--0.4%
Arkema 1                                            129,175           6,638,219
--------------------------------------------------------------------------------
Syngenta AG 1                                        47,067           8,756,741
                                                               -----------------
                                                                     15,394,960

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--3.8%
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--3.8%
KDDI Corp.                                            5,409          36,679,661
--------------------------------------------------------------------------------
SK Telecom Co. Ltd., ADR                          1,315,660          34,838,677
--------------------------------------------------------------------------------
Vodafone Group plc                               26,488,172          73,066,906
                                                               -----------------
                                                                    144,585,244

--------------------------------------------------------------------------------
UTILITIES--0.6%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.6%
Fortum Oyj                                          811,900          23,106,810
                                                               -----------------
Total Common Stocks (Cost $2,500,178,581)                         3,728,420,099

--------------------------------------------------------------------------------
MONEY MARKET FUND--1.4%
--------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E, 5.25% 2,3
(Cost $51,475,095)                               51,475,095          51,475,095

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $2,551,653,676)                                  99.7%      3,779,895,194
--------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                         0.3          11,110,616
                                                 -------------------------------
NET ASSETS                                            100.0%   $  3,791,005,810
                                                 ===============================

                   11 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Represents ownership of an affiliated fund, at or during the period ended
December 31, 2006. Transactions during the period in which the issuer was an affiliate are as follows:

                              SHARES                                     SHARES
                        DECEMBER 31,         GROSS         GROSS   DECEMBER 31,
                                2005     ADDITIONS    REDUCTIONS           2006
--------------------------------------------------------------------------------
Oppenheimer
Institutional
Money Market
Fund, Cl. E, 5.25%*               --   168,041,033   116,565,938     51,475,095

                                                           VALUE       DIVIDEND
                                                      SEE NOTE 1         INCOME
--------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E, 5.25%*                     $51,475,095       $697,540

* The money market fund and the Fund are affiliated by having the same investment advisor.

3. Rate shown is the 7-day yield as of December 31, 2006.

--------------------------------------------------------------------------------
GEOGRAPHIC HOLDINGS (UNAUDITED)
--------------------------------------------------------------------------------

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF
TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS                                     VALUE           PERCENT
--------------------------------------------------------------------------------
United States                                $  1,398,786,923              37.0%
United Kingdom                                    475,711,139              12.6
Japan                                             396,714,890              10.5
Sweden                                            242,241,955               6.4
Germany                                           210,417,939               5.6
France                                            207,366,743               5.5
Switzerland                                       127,537,133               3.4
India                                             114,057,571               3.0
Mexico                                             91,135,831               2.4
The Netherlands                                    86,456,486               2.3
Korea, Republic of South                           71,603,774               1.9
Canada                                             60,536,367               1.6
Taiwan                                             57,431,150               1.5
Brazil                                             57,050,071               1.5
Cayman Islands                                     42,510,793               1.1
Spain                                              35,716,494               0.9
Finland                                            26,326,237               0.7
Italy                                              18,229,349               0.5
Norway                                             15,721,693               0.4
Hong Kong                                          13,947,557               0.4
Denmark                                            11,627,567               0.3
Bermuda                                            10,281,928               0.3
Singapore                                           8,485,604               0.2
                                             -----------------------------------
Total                                        $  3,779,895,194             100.0%
                                             ===================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2006
--------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $2,500,178,581)                                             $  3,728,420,099
Affiliated companies (cost $51,475,095)                                                        51,475,095
                                                                                         -----------------
                                                                                            3,779,895,194
----------------------------------------------------------------------------------------------------------
Cash                                                                                              204,533
----------------------------------------------------------------------------------------------------------
Cash--foreign currencies (cost $3,643,638)                                                      3,666,674
----------------------------------------------------------------------------------------------------------
Receivables and other assets:
Dividends                                                                                       4,466,852
Shares of beneficial interest sold                                                              3,403,979
Investments sold                                                                                2,727,249
Other                                                                                              73,318
                                                                                         -----------------
Total assets                                                                                3,794,437,799

----------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                                          2,382,161
Distribution and service plan fees                                                                641,599
Shareholder communications                                                                        185,126
Trustees' compensation                                                                             56,788
Transfer and shareholder servicing agent fees                                                       3,491
Foreign capital gains tax                                                                           1,587
Other                                                                                             161,237
                                                                                         -----------------
Total liabilities                                                                               3,431,989

----------------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $  3,791,005,810
                                                                                         =================

----------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                               $        103,228
----------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                  2,351,698,141
----------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                              32,036,968
----------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                178,859,631
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and
liabilities denominated in foreign currencies                                               1,228,307,842
                                                                                         -----------------
NET ASSETS                                                                               $  3,791,005,810
                                                                                         =================

----------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $2,297,314,868 and 62,443,172 shares of beneficial interest outstanding)   $          36.79
----------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $983,558,174 and 26,952,283 shares of beneficial interest outstanding)     $          36.49
----------------------------------------------------------------------------------------------------------
Class 3 Shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $395,900,494 and 10,702,597 shares of beneficial interest outstanding)     $          36.99
----------------------------------------------------------------------------------------------------------
Class 4 Shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $114,232,274 and 3,130,369 shares of beneficial interest outstanding)      $          36.49

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2006
--------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $2,070,758)                  $     61,975,453
Affiliated companies                                                                              697,540
----------------------------------------------------------------------------------------------------------
Interest                                                                                        1,885,026
----------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                            763,336
                                                                                         -----------------
Total investment income                                                                        65,321,355

----------------------------------------------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------------------------------
Management fees                                                                                21,291,245
----------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Service shares                                                                                  1,874,012
Class 4 shares                                                                                    252,314
----------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                                 10,469
Service shares                                                                                     10,144
Class 3 shares                                                                                     10,070
Class 4 shares                                                                                     10,011
----------------------------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                                                250,292
Service shares                                                                                     87,743
Class 3 shares                                                                                     42,285
Class 4 shares                                                                                     11,578
----------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                       474,040
----------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                             52,190
----------------------------------------------------------------------------------------------------------
Administration service fees                                                                         1,500
----------------------------------------------------------------------------------------------------------
Other                                                                                             123,821
                                                                                         -----------------
Total expenses                                                                                 24,501,714
Less reduction to custodian expenses                                                              (11,073)
Less waivers and reimbursements of expenses                                                       (13,271)
                                                                                         -----------------
Net expenses                                                                                   24,477,370

----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                          40,843,985

----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
----------------------------------------------------------------------------------------------------------
Net realized gain on:
Investments (net of foreign capital gains tax of $172,786)                                    192,086,312
Foreign currency transactions                                                                  10,653,722
                                                                                         -----------------
Net realized gain                                                                             202,740,034
----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments (net of foreign capital gains tax of $2,946)                                      225,687,523
Translation of assets and liabilities denominated in foreign currencies                        90,754,137
                                                                                         -----------------
Net change in unrealized appreciation                                                         316,441,660

----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $    560,025,679
                                                                                         =================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                  2006               2005
-----------------------------------------------------------------------------------------------------------------

OPERATIONS
-----------------------------------------------------------------------------------------------------------------
Net investment income                                                         $    40,843,985    $    29,782,881
-----------------------------------------------------------------------------------------------------------------
Net realized gain                                                                 202,740,034        337,263,306
-----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                             316,441,660        (12,913,782)
                                                                              -----------------------------------
Net increase in net assets resulting from operations                              560,025,679        354,132,405

-----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                                (22,390,271)       (25,791,077)
Service shares                                                                     (5,586,912)        (3,177,917)
Class 3 shares                                                                     (3,732,415)        (2,857,511)
Class 4 shares                                                                       (875,877)          (420,976)
                                                                              -----------------------------------
                                                                                  (32,585,475)       (32,247,481)
-----------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Non-Service shares                                                               (116,956,054)                --
Service shares                                                                    (34,605,939)                --
Class 3 shares                                                                    (19,539,725)                --
Class 4 shares                                                                     (5,424,732)                --
                                                                              -----------------------------------
                                                                                 (176,526,450)                --

-----------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares                                                                (44,482,210)      (607,707,602)
Service shares                                                                    340,074,365        152,495,021
Class 3 shares                                                                     12,707,608         40,656,196
Class 4 shares                                                                     13,427,523         43,339,023
                                                                              -----------------------------------
                                                                                  321,727,286       (371,217,362)

-----------------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                         672,641,040        (49,332,438)
-----------------------------------------------------------------------------------------------------------------
Beginning of period                                                             3,118,364,770      3,167,697,208
                                                                              -----------------------------------
End of period (including accumulated net investment income of
$32,036,968 and $20,023,318, respectively)                                    $ 3,791,005,810    $ 3,118,364,770
                                                                              ===================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,              2006                2005            2004            2003            2002
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     33.38         $     29.51     $     25.08     $     17.70     $     22.84
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .43 1               .32 1           .26 1           .19             .16
Net realized and unrealized gain (loss)                  5.20                3.85            4.49            7.34           (5.19)
                                                  ----------------------------------------------------------------------------------
Total from investment operations                         5.63                4.17            4.75            7.53           (5.03)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.36)               (.30)           (.32)           (.15)           (.11)
Distributions from net realized gain                    (1.86)                 --              --              --              --
                                                  ----------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (2.22)               (.30)           (.32)           (.15)           (.11)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     36.79         $     33.38     $     29.51     $     25.08     $     17.70
                                                  ==================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      17.69%              14.31%          19.16%          43.02%         (22.13)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 2,297,315         $ 2,124,413     $ 2,518,867     $ 2,280,752     $ 1,549,993
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 2,189,511         $ 2,123,523     $ 2,451,188     $ 1,751,226     $ 1,776,289
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                    1.27%               1.08%           1.01%           0.99%           0.80%
Total expenses                                           0.66% 4,5,6         0.67% 4         0.66% 4         0.67% 4         0.67% 4
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    21%                 35%             30%             34%             34%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Expenses including indirect expenses from affiliated fund were as follows:

     Year Ended December 31, 2006      0.66%

6. Voluntary waiver of affiliated funds management fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SERVICE SHARES  YEAR ENDED DECEMBER 31,                  2006                2005            2004            2003            2002
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     33.16         $     29.33     $     24.96     $     17.61     $     22.78
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .33 1               .24 1           .20 1           .12             .12
Net realized and unrealized gain (loss)                  5.16                3.84            4.46            7.36           (5.19)
                                                  ----------------------------------------------------------------------------------
Total from investment operations                         5.49                4.08            4.66            7.48           (5.07)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.30)               (.25)           (.29)           (.13)           (.10)
Distributions from net realized gain                    (1.86)                 --              --              --              --
                                                  ----------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (2.16)               (.25)           (.29)           (.13)           (.10)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     36.49         $     33.16     $     29.33     $     24.96     $     17.61
                                                  ==================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      17.36%              14.06%          18.88%          42.86%         (22.37)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   983,558         $   557,284     $   346,403     $   168,739     $    52,830
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   750,499         $   413,849     $   247,490     $    91,800     $    34,847
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                    0.98%               0.79%           0.77%           0.68%           0.51%
Total expenses                                           0.91% 4,5,6         0.92% 4         0.91% 4         0.93% 4         0.90% 4
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    21%                 35%             30%             34%             34%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Expenses including indirect expenses from affiliated fund were as follows:

     Year Ended December 31, 2006       0.91%

6. Voluntary waiver of affiliated funds management fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CLASS 3 SHARES  YEAR ENDED DECEMBER 31,                          2006                2005            2004          2003 1
----------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $     33.55         $     29.65     $     25.19     $     17.55
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                             .43 2               .32 2           .26 2           .07
Net realized and unrealized gain                                 5.23                3.88            4.52            7.57
                                                          ------------------------------------------------------------------
Total from investment operations                                 5.66                4.20            4.78            7.64
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                             (.36)               (.30)           (.32)             --
Distributions from net realized gain                            (1.86)                 --              --              --
                                                          ------------------------------------------------------------------
Total dividends and/or distributions to shareholders            (2.22)               (.30)           (.32)             --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $     36.99         $     33.55     $     29.65     $     25.19
                                                          ==================================================================

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                              17.69%              14.34%          19.19%          43.53%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                  $   395,901         $   346,064     $   265,044     $   147,576
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $   369,406         $   296,252     $   199,388     $    80,579
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                            1.26%               1.06%           1.00%           0.73%
Total expenses                                                   0.66% 5,6,7         0.67% 5         0.66% 5         0.68% 5
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            21%                 35%             30%             34%

1. For the period from May 1, 2003 (inception of offering) to December 31, 2003.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Expenses including indirect expenses from affiliated fund were as follows:

    Year Ended December 31, 2006     0.66%

7. Voluntary waiver of affiliated funds management fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CLASS 4 SHARES  YEAR ENDED DECEMBER 31,                                     2006                2005          2004 1
-----------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $     33.15         $     29.35     $     25.21
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income 2                                                      .34                 .24             .09
Net realized and unrealized gain                                            5.16                3.84            4.05
                                                                     --------------------------------------------------
Total from investment operations                                            5.50                4.08            4.14
-----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                        (.30)               (.28)             --
Distributions from net realized gain                                       (1.86)                 --              --
                                                                     --------------------------------------------------
Total dividends and/or distributions to shareholders                       (2.16)               (.28)             --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $     36.49         $     33.15     $     29.35
                                                                     ==================================================

-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                                         17.40%              14.05%          16.42%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                             $   114,232         $    90,604     $    37,384
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                    $   100,973         $    61,380     $    19,774
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                                       1.00%               0.79%           0.53%
Total expenses                                                              0.91% 5,6,7         0.93% 5         0.94% 5
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       21%                 35%             30%

1. For the period from May 3, 2004 (inception of offering) to December 31, 2004.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Expenses including indirect expenses from affiliated fund were as follows:

     Year Ended December 31, 2006     0.91%

7. Voluntary waiver of affiliated funds management fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Global Securities Fund/VA (the Fund) is a separate series of
Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers,
"growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities. The Fund's investment advisor is
OppenheimerFunds, Inc. (the Manager).

      The Fund offers Non-Service, Service, Class 3 and Class 4 shares. All classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. The classes of shares designated as Service shares and Class 4 shares are subject to a distribution and service plan. The Fund assesses a 1% fee on the proceeds of Class 3 and
Class 4 shares that are redeemed (either by selling or exchanging to another
Oppenheimer fund or other investment option offered through your variable life insurance or variable annuity contract) within 60 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National
Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and
"asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost
(which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY  TRANSLATION.  The Fund's accounting  records are maintained in
U.S.  dollars.  The values of securities  denominated in foreign  currencies and amounts  related to the  purchase  and sale of foreign  securities  and  foreign investment  income are translated  into U.S.  dollars as of the close of the New
York Stock Exchange (the  "Exchange"),normally  4:00 P.M.  Eastern time, on each day the  Exchange is open for  business.  Foreign  exchange  rates may be valued primarily  using  dealer  supplied  valuations  or a portfolio  pricing  service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
AFFILIATED FUNDS. The Fund is permitted to invest daily available cash balances in affiliated money market funds. Each day, the Fund invests the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the
Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of
Investments. As a shareholder, the Fund is subject to its proportional share of
IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                NET UNREALIZED
                                                                  APPRECIATION
                                                              BASED ON COST OF
   UNDISTRIBUTED    UNDISTRIBUTED        ACCUMULATED      SECURITIES AND OTHER
   NET INVESTMENT       LONG-TERM               LOSS   INVESTMENTS FOR FEDERAL
   INCOME                    GAIN   CARRYFORWARD 1,2        INCOMETAX PURPOSES
   ---------------------------------------------------------------------------
   $64,626,002       $174,754,860                $--            $1,199,880,214

1. During the fiscal year ended December 31, 2006, the Fund did not utilize any capital loss carryforward.

2. During the fiscal year ended December 31, 2005, the Fund utilized
$130,358,556 of capital loss carryforward to offset capital gains realized in that fiscal year.

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2006. Net assets of the Fund were unaffected by the reclassifications.

                                                              REDUCTION TO
                                    INCREASE TO            ACCUMULATED NET
     INCREASE TO                ACCUMULATED NET              REALIZED GAIN
     PAID-IN CAPITAL          INVESTMENT INCOME           ON INVESTMENTS 3
     ---------------------------------------------------------------------
     $15,875,325                     $3,755,140                $19,630,465

3. $15,766,438, including $14,544,502 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

                                       YEAR ENDED          YEAR ENDED
                                DECEMBER 31, 2006   DECEMBER 31, 2005
     ----------------------------------------------------------------
     Distributions paid from:
     Ordinary income                $  32,585,475        $ 32,247,481
     Long-term capital gain           176,526,450                  --
                                    ---------------------------------
     Total                          $ 209,111,925        $ 32,247,481
                                    =================================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

     Federal tax cost of securities           $ 2,580,081,304
     Federal tax cost of other investments          3,639,525
                                              ----------------
     Total federal tax cost                   $ 2,583,720,829
                                              ================

     Gross unrealized appreciation            $ 1,246,837,794
     Gross unrealized depreciation                (46,957,580)
                                              ----------------
     Net unrealized appreciation              $ 1,199,880,214
                                              ================

Certain foreign countries impose a tax on capital gains which is accrued by the
Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the
Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the
Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                              YEAR ENDED DECEMBER 31, 2006    YEAR ENDED DECEMBER 31, 2005
                                                  SHARES            AMOUNT         SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------

NON-SERVICE SHARES
Sold                                            6,575,899    $ 223,540,908      8,706,521    $ 257,431,509
Dividends and/or distributions reinvested       4,267,881      139,346,325        895,835       25,791,077
Redeemed                                      (12,034,584)    (407,369,443)   (31,323,712)    (890,930,188)
                                              -------------------------------------------------------------
Net decrease                                   (1,190,804)   $ (44,482,210)   (21,721,356)   $(607,707,602)
                                              =============================================================

-----------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                           11,801,332    $ 396,822,488      6,930,473    $ 208,836,898
Dividends and/or distributions reinvested       1,238,609       40,192,851        110,922        3,177,917
Redeemed                                       (2,895,139)     (96,940,974)    (2,043,354)     (59,519,794)
                                              -------------------------------------------------------------
Net increase                                   10,144,802    $ 340,074,365      4,998,041    $ 152,495,021
                                              =============================================================

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST Continued

                                              YEAR ENDED DECEMBER 31, 2006    YEAR ENDED DECEMBER 31, 2005
                                                   SHARES           AMOUNT         SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------

CLASS 3 SHARES
Sold                                            1,146,143    $  39,045,508      2,056,580    $  61,404,566
Dividends and/or distributions reinvested         708,868       23,272,140         98,739        2,857,511
Redeemed                                       (1,466,336)     (49,610,040)      (779,132)     (23,605,881) 1
                                              ---------------------------------------------------------------
Net increase                                      388,675    $  12,707,608      1,376,187    $  40,656,196
                                              ===============================================================

-------------------------------------------------------------------------------------------------------------
CLASS 4 SHARES
Sold                                              850,052    $  28,652,172      1,634,734    $  48,519,848
Dividends and/or distributions reinvested         194,164        6,300,609         14,694          420,976
Redeemed                                         (646,862)     (21,525,258)      (189,923)      (5,601,801) 1
                                              ---------------------------------------------------------------
Net increase                                      397,354    $  13,427,523      1,459,505    $  43,339,023
                                              ===============================================================

1. Net of redemption fees of $29,707 and $6,752 for Class 3 and Class 4 shares, respectively.

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and money market funds, for the year ended December
31, 2006, were as follows:

                                           PURCHASES                 SALES
      --------------------------------------------------------------------
      Investment securities             $872,965,569          $721,557,820

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

      FEE SCHEDULE
      -------------------------------------------
      Up to $200 million                    0.75%
      Next $200 million                     0.72
      Next $200 million                     0.69
      Next $200 million                     0.66
      Over $800 million                     0.60

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended December 31, 2006, the Fund paid
$40,813 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION  AND  SERVICE  PLAN FOR  SERVICE  AND CLASS 4 SHARES.  The Fund has
adopted a  Distribution  and Service  Plan for  Service  share class and Class 4
shares  to  pay  OppenheimerFunds  Distributor,  Inc.  (the  Distributor),   for
distribution  related services and personal service and account  maintenance for the Fund's Service class and Class 4 shares.  Under the plan,  payments are made periodically  at an annual rate of up to 0.25% of the average  annual net assets of Service share class and Class 4 shares of the Fund. The Distributor currently uses all of those fees to compensate  sponsor(s)  of the insurance  product that offers Fund shares,  for providing  personal service and maintenance of accounts of their  variable  contract  owners that hold Service class and Class 4 shares.
The impact of the service plan is to increase  operating expenses of the Service class and Class 4 shares,  which  results in lower  performance  compared to the
Fund's  shares that are not subject to a service fee.  Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in
IMMF. During the year ended December 31, 2006, the Manager waived $13,271 for
IMMF management fees.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

      As of December 31, 2006, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Fund on the next business day. Cash collateral may be invested in approved investments and the Fund bears the risk of any loss in value of these investments. The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower.

      As of December 31, 2006, the Fund had no securities on loan.

--------------------------------------------------------------------------------
7. RECENT ACCOUNTING PRONOUNCEMENTS

     In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB
Interpretation  No. 48 ("FIN 48"),  ACCOUNTING FOR  UNCERTAINTY IN INCOME TAXES.
FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's  financial  statements in accordance  with FASB  Statement No. 109,
ACCOUNTING  FOR INCOME  TAXES.  FIN 48 requires the  evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine  whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment,  will not be fully realized.
FIN 48 is effective for fiscal years  beginning  after  December 15, 2006. As of
December 31, 2006, the Manager has evaluated the implications of FIN 48 and does not currently  anticipate a material impact to the Fund's financial  statements.
The Manager will continue to monitor the Fund's tax positions  prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting
Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS
No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts;
however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
8. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the
Oppenheimer funds excluding the Fund) in the U.S. District Court for the
Southern District of New York on January 10, 2005 and was amended on March 4,
2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment
Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the
Oppenheimer funds, as nominal defendants, and against certain present and former
Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the
Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

   34 | OPPENHEIMER HIGH INCOME FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER HIGH INCOME FUND/VA:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer High Income Fund/VA (the "Fund"), a series of Oppenheimer Variable
Account Funds, including the statement of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 8, 2007

STATEMENT OF INVESTMENTS  December 31, 2006
--------------------------------------------------------------------------------

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--89.4%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--31.0%
--------------------------------------------------------------------------------
AUTO COMPONENTS--1.4%
Collins & Aikman Floorcoverings, Inc.,
9.75% Sr. Sub. Nts., Series B, 2/15/10          $      800,000   $      822,000
--------------------------------------------------------------------------------
Goodyear Tire & Rubber Co. (The):
7.857% Nts., 8/15/11                                 1,250,000        1,262,500
9% Sr. Unsec. Nts., 7/1/15                             445,000          468,363
--------------------------------------------------------------------------------
Keystone Automotive Operations,
Inc., 9.75% Sr. Unsec. Sub. Nts., 11/1/13              200,000          199,000
--------------------------------------------------------------------------------
Stoneridge, Inc., 11.50% Sr. Nts., 5/1/12              900,000          931,500
--------------------------------------------------------------------------------
Tenneco Automotive, Inc., 10.25% Sr.
Sec. Nts., Series B, 7/15/13                           900,000          990,000
--------------------------------------------------------------------------------
United Components, Inc., 9.375% Sr.
Sub. Nts., 6/15/13                                     400,000          416,000
--------------------------------------------------------------------------------
Visteon Corp.:
7% Sr. Unsec. Nts., 3/10/14                            800,000          704,000
8.25% Sr. Unsec. Nts., 8/1/10                        1,800,000        1,764,000
                                                                 ---------------
                                                                      7,557,363

--------------------------------------------------------------------------------
AUTOMOBILES--2.9%
Ford Motor Co., 7.45% Bonds,
7/16/31                                                800,000          632,000
--------------------------------------------------------------------------------
Ford Motor Credit Co., 7.375% Nts.,
10/28/09                                             4,500,000        4,512,411
--------------------------------------------------------------------------------
General Motors Acceptance Corp.:
6.875% Nts., 9/15/11                                 6,490,000        6,663,406
8% Bonds, 11/1/31                                    3,210,000        3,695,997
                                                                 ---------------
                                                                     15,503,814

--------------------------------------------------------------------------------
DISTRIBUTORS--0.1%
SGS International, Inc., 12% Sr. Unsec.
Sub. Nts., 12/15/13                                    745,000          778,525
--------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--0.2%
Education Management
LLC/Education Management Corp.,
10.25% Sr. Sub. Nts., 6/1/16 1                         830,000          881,875
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--7.0%
American Casino & Entertainment
Properties LLC, 7.85% Sr. Sec. Nts.,
2/1/12                                               1,300,000        1,334,125
--------------------------------------------------------------------------------
Aztar Corp., 9% Sr. Unsec. Sub. Nts.,
8/15/11                                                450,000          472,500
--------------------------------------------------------------------------------
Boyd Gaming Corp., 8.75% Sr. Sub.
Nts., 4/15/12                                        1,200,000        1,260,000
--------------------------------------------------------------------------------
Buffets, Inc., 12.50% Sr. Unsec. Nts.,
11/1/14 1                                              315,000          318,938
--------------------------------------------------------------------------------
CCM Merger, Inc., 8% Unsec. Nts.,
8/1/13 1                                             1,340,000        1,316,550
--------------------------------------------------------------------------------
Domino's, Inc., 8.25% Sr. Unsec. Sub.
Nts., 7/1/11                                           875,000          911,094

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE Continued
French Lick Resorts & Casino LLC,
10.75% First Mtg. Nts., 4/15/14 1               $    1,310,000   $    1,231,400
--------------------------------------------------------------------------------
Gaylord Entertainment Co.:
6.75% Sr. Unsec. Unsub. Nts., 11/15/14                 500,000          498,750
8% Sr. Nts., 11/15/13                                  700,000          729,750
--------------------------------------------------------------------------------
Greektown Holdings, Inc., 10.75% Sr.
Nts., 12/1/13 1                                      1,435,000        1,506,750
--------------------------------------------------------------------------------
Isle of Capri Casinos, Inc.:
7% Sr. Unsec. Sub. Nts., 3/1/14                      1,150,000        1,150,000
9% Sr. Sub. Nts., 3/15/12                              600,000          630,000
--------------------------------------------------------------------------------
Mandalay Resort Group:
9.375% Sr. Sub. Nts., 2/15/10                           41,000           44,075
10.25% Sr. Unsec. Sub. Nts., Series B,
8/1/07                                                 800,000          823,000
--------------------------------------------------------------------------------
MGM Mirage, Inc.:
6.75% Sr. Unsec. Nts., 4/1/13                          510,000          501,075
8.375% Sr. Unsec. Sub. Nts., 2/1/11                  3,200,000        3,336,000
9.75% Sr. Unsec. Sub. Nts., 6/1/07                     800,000          814,000
--------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority:
6.125% Sr. Unsec. Sub. Nts., 2/15/13                   440,000          438,900
6.375% Sr. Sub. Nts., 7/15/09                          800,000          804,000
6.875% Sr. Unsec. Sub. Nts., 2/15/15                   915,000          921,863
8% Sr. Sub. Nts., 4/1/12                             1,700,000        1,778,625
--------------------------------------------------------------------------------
NCL Corp., 10.625% Sr. Unsub. Nts.,
7/15/14                                                800,000          804,000
--------------------------------------------------------------------------------
Park Place Entertainment Corp.:
7.875% Sr. Sub. Nts., 3/15/10                        1,000,000        1,047,500
9.375% Sr. Unsec. Sub. Nts., 2/15/07                 1,500,000        1,505,625
--------------------------------------------------------------------------------
Penn National Gaming, Inc.:
6.75% Sr. Unsec. Sub. Nts., 3/1/15                     145,000          142,825
6.875% Sr. Sub. Nts., 12/1/11                          150,000          151,875
--------------------------------------------------------------------------------
Pinnacle Entertainment, Inc., 8.25%
Sr. Unsec. Sub. Nts., 3/15/12                        2,350,000        2,385,250
--------------------------------------------------------------------------------
Pokagon Gaming Authority,
10.375% Sr. Nts., 6/15/14 1                            610,000          671,000
--------------------------------------------------------------------------------
Six Flags, Inc.:
9.625% Sr. Nts., 6/1/14                                957,000          892,403
9.75% Sr. Nts., 4/15/13                                850,000          802,188
--------------------------------------------------------------------------------
Station Casinos, Inc.:
6.50% Sr. Unsec. Sub. Nts., 2/1/14                   1,800,000        1,608,750
6.875% Sr. Unsec. Sub. Nts., 3/1/16                    480,000          433,200
--------------------------------------------------------------------------------
Trump Entertainment Resorts, Inc.,
8.50% Sec. Nts., 6/1/15                              1,500,000        1,500,000
--------------------------------------------------------------------------------
Universal City Development
Partners Ltd., 11.75% Sr. Nts., 4/1/10               1,000,000        1,076,250
--------------------------------------------------------------------------------
Vail Resorts, Inc., 6.75% Sr. Sub. Nts.,
2/15/14                                              1,100,000        1,105,500
--------------------------------------------------------------------------------
Wynn Las Vegas LLC/Wynn
Las Vegas Capital Corp., 6.625%
Nts., 12/1/14                                        2,500,000        2,496,875
                                                                 ---------------
                                                                     37,444,636

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--1.6%
Beazer Homes USA, Inc.:
6.875% Sr. Unsec. Nts., 7/15/15                 $      300,000   $      295,500
8.375% Sr. Nts., 4/15/12                               500,000          516,250
--------------------------------------------------------------------------------
D.R. Horton, Inc., 9.75% Sr. Sub.
Nts., 9/15/10                                          300,000          331,277
--------------------------------------------------------------------------------
K. Hovnanian Enterprises, Inc.:
6.50% Sr. Nts., 1/15/14                                300,000          292,500
7.75% Sr. Unsec. Sub. Nts., 5/15/13                    900,000          902,250
8.875% Sr. Sub. Nts., 4/1/12                           800,000          816,000
--------------------------------------------------------------------------------
KB Home:
8.625% Sr. Sub. Nts., 12/15/08                         150,000          156,602
9.50% Sr. Unsec. Sub. Nts., 2/15/11                    350,000          360,938
--------------------------------------------------------------------------------
Meritage Homes Corp., 6.25% Sr.
Unsec. Nts., 3/15/15                                   300,000          286,500
--------------------------------------------------------------------------------
Sealy Mattress Co., 8.25% Sr. Sub.
Nts., 6/15/14                                          460,000          483,000
--------------------------------------------------------------------------------
Standard Pacific Corp.:
6.25% Sr. Unsec. Unsub. Nts., 4/1/14                   600,000          562,500
7.75% Sr. Nts., 3/15/13                                650,000          648,375
9.25% Sr. Sub. Nts., 4/15/12                           700,000          719,250
--------------------------------------------------------------------------------
Toll Corp., 8.25% Sr. Sub. Nts., 12/1/11               500,000          517,500
--------------------------------------------------------------------------------
WCI Communities, Inc., 9.125% Sr.
Sub. Nts., 5/1/12                                      800,000          766,000
--------------------------------------------------------------------------------
William Lyon Homes, Inc., 10.75%
Sr. Nts., 4/1/13                                     1,150,000        1,101,125
                                                                 ---------------
                                                                      8,755,567

--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.3%
Leslie's Poolmart, Inc., 7.75% Sr. Unsec.
Nts., 2/1/13                                         1,245,000        1,245,000
--------------------------------------------------------------------------------
Steinway Musical Instruments, Inc.,
7% Sr. Nts., 3/1/14 1                                  275,000          270,188
                                                                 ---------------
                                                                      1,515,188

--------------------------------------------------------------------------------
MEDIA--15.0%
Adelphia Communications Corp.:
7.875% Sr. Unsec. Nts., 5/1/09 2,9                     360,000          326,700
8.125% Sr. Nts., Series B, 7/15/03 2,9                 575,000          530,438
8.375% Sr. Nts., Series B, 2/1/08 2,9                1,000,000          922,500
10.25% Sr. Unsec. Sub. Nts., 6/15/11 2,9             1,000,000          955,000
10.875% Sr. Unsec. Nts., 10/1/10 2,9                 1,000,000          922,500
--------------------------------------------------------------------------------
Allbritton Communications Co.,
7.75% Sr. Unsec. Sub. Nts., 12/15/12                   700,000          710,500
--------------------------------------------------------------------------------
AMC Entertainment, Inc.:
8% Sr. Unsec. Sub. Nts., 3/1/14                      1,050,000        1,047,375
9.50% Sr. Unsec. Sub. Nts., 2/1/11                     192,000          193,680
--------------------------------------------------------------------------------
American Media Operations, Inc.:
8.875% Sr. Unsec. Sub. Nts., 1/15/11                   900,000          825,750
10.25% Sr. Unsec. Sub. Nts., Series B,
5/1/09                                               1,450,000        1,408,313

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
MEDIA Continued
Block Communications, Inc., 8.25%
Sr. Nts., 12/15/15 1                            $      625,000   $      626,563
--------------------------------------------------------------------------------
Charter Communications Holdings II
LLC/Charter Communications
Holdings II Capital Corp.:
10.25% Sr. Unsec. Nts., 9/15/10                      2,050,000        2,155,063
10.25% Sr. Unsec. Nts., Series B,
9/15/10                                              1,845,000        1,934,944
--------------------------------------------------------------------------------
Charter Communications Operating
LLC/Charter Communications
Operating Capital Corp., 8.375% Sr.
Nts., Second Lien, 4/30/14 1                         2,450,000        2,569,438
--------------------------------------------------------------------------------
Cinemark USA, Inc., 9% Sr. Unsec.
Sub. Nts., 2/1/13                                      400,000          426,000
--------------------------------------------------------------------------------
Cinemark, Inc., 0%/9.75% Sr. Unsec.
Disc. Nts., 3/15/14 3                                2,700,000        2,332,125
--------------------------------------------------------------------------------
CSC Holdings, Inc.:
7.625% Sr. Unsec. Debs., 7/15/18                     1,500,000        1,468,125
7.625% Sr. Unsec. Unsub. Nts.,
Series B, 4/1/11                                       900,000          921,375
--------------------------------------------------------------------------------
Dex Media East LLC/Dex Media
East Finance Co., 9.875% Sr. Unsec.
Nts., 11/15/09                                         800,000          840,000
--------------------------------------------------------------------------------
Dex Media West LLC/Dex Media
West Finance Co.:
8.50% Sr. Nts., 8/15/10                                700,000          730,625
9.875% Sr. Sub. Nts., 8/15/13                        1,772,000        1,940,340
--------------------------------------------------------------------------------
Dex Media, Inc.:
0%/9% Unsec. Disc. Nts., 11/15/13 3                    500,000          448,750
8% Unsec. Nts., 11/15/13                             2,250,000        2,328,750
--------------------------------------------------------------------------------
DirecTV Holdings LLC/DirecTV
Financing Co., Inc.:
6.375% Sr. Unsec. Nts., 6/15/15                      1,100,000        1,060,125
8.375% Sr. Unsec. Nts., 3/15/13                      1,800,000        1,881,000
--------------------------------------------------------------------------------
EchoStar DBS Corp.:
6.625% Sr. Unsec. Nts., 10/1/14                      2,800,000        2,737,000
7% Sr. Unsec. Nts., 10/1/13                            640,000          642,400
7.125% Sr. Unsec. Nts., 2/1/16                         800,000          804,000
--------------------------------------------------------------------------------
Granite Broadcasting Corp., 9.75%
Sr. Sec. Nts., 12/1/10                                 610,000          596,275
--------------------------------------------------------------------------------
Gray Television, Inc., 9.25% Sr. Sub.
Nts., 12/15/11                                         500,000          524,375
--------------------------------------------------------------------------------
Idearc, Inc., 8% Sr. Nts., 11/15/16 4                2,300,000        2,334,500
--------------------------------------------------------------------------------
Lamar Media Corp.:
6.625% Sr. Unsec. Sub. Nts., 8/15/15                 1,357,000        1,351,911
7.25% Sr. Unsec. Sub. Nts., 1/1/13                     200,000          204,750
--------------------------------------------------------------------------------
Lin Television Corp., 6.50% Sr. Sub.
Nts., 5/15/13                                          785,000          751,638
--------------------------------------------------------------------------------
Marquee Holdings, Inc., 0%/12% Sr.
Disc. Nts., 8/15/14 3                                2,200,000        1,856,250
--------------------------------------------------------------------------------
Mediacom Broadband LLC, 8.50%
Sr. Nts., 10/15/15 1                                 1,465,000        1,490,638

--------------------------------------------------------------------------------

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
MEDIA Continued
Mediacom Broadband
LLC/Mediacom Broadband Corp.,
8.50% Sr. Nts., 10/15/15                        $      280,000   $      284,900
--------------------------------------------------------------------------------
Mediacom LLC/Mediacom Capital
Corp., 9.50% Sr. Unsec. Nts., 1/15/13                  957,000          990,495
--------------------------------------------------------------------------------
MediaNews Group, Inc.:
6.375% Sr. Sub. Nts., 4/1/14                         1,400,000        1,211,000
6.875% Sr. Unsec. Sub. Nts., 10/1/13                   800,000          728,000
--------------------------------------------------------------------------------
Nielsen Finance LLC/Nielsen
Finance Co.:
0%/12.50% Sr. Sub. Disc. Nts., 8/1/16 1,3            1,090,000          756,188
10% Sr. Nts., 8/1/14 1                               3,230,000        3,516,663
--------------------------------------------------------------------------------
NTL Cable plc, 9.125% Sr. Nts.,
8/15/16                                                395,000          419,194
--------------------------------------------------------------------------------
Paxson Communications Corp.,
11.624% Sr. Sec. Nts., 1/15/13 1,5                   1,165,000        1,185,388
--------------------------------------------------------------------------------
PRIMEDIA, Inc.:
8% Sr. Nts., 5/15/13                                 1,100,000        1,069,750
8.875% Sr. Unsec. Nts., 5/15/11                      1,157,000        1,185,925
--------------------------------------------------------------------------------
Quebecor World Capital Corp.,
8.75% Sr. Nts., 3/15/16 1                              460,000          442,750
--------------------------------------------------------------------------------
R.H. Donnelley Corp.:
6.875% Sr. Disc. Nts., Series A-1,
1/15/13                                              4,135,000        3,985,106
6.875% Sr. Disc. Nts., Series A-2,
1/15/13                                              1,960,000        1,888,950
6.875% Sr. Nts., 1/15/13                             2,700,000        2,602,125
8.875% Sr. Unsec. Nts., Series A-3,
1/15/16                                              2,855,000        3,012,025
--------------------------------------------------------------------------------
R.H. Donnelley Financial Corp. I,
10.875% Sr. Sub. Nts., 12/15/12 1                    1,000,000        1,095,000
--------------------------------------------------------------------------------
Radio One, Inc., 8.875% Sr. Unsec.
Sub. Nts., Series B, 7/1/11                            800,000          830,000
--------------------------------------------------------------------------------
Rainbow National Services LLC,
8.75% Sr. Nts., 9/1/12 1                               900,000          950,625
--------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 8%
Sr. Unsec. Sub. Nts., 3/15/12                        4,300,000        4,461,250
--------------------------------------------------------------------------------
Sirius Satellite Radio, Inc., 9.625%
Sr. Unsec. Nts., 8/1/13                                730,000          721,788
--------------------------------------------------------------------------------
Vertis, Inc.:
9.75% Sr. Sec. Nts., 4/1/09                          1,400,000        1,449,000
10.875% Sr. Unsec. Nts., Series B,
6/15/09                                                400,000          404,000
--------------------------------------------------------------------------------
Warner Music Group, 7.375% Sr.
Sub. Bonds, 4/15/14                                    800,000          796,000
--------------------------------------------------------------------------------
WMG Holdings Corp., 0%/9.50% Sr.
Disc. Nts., 12/15/14 3                               2,365,000        1,903,825
--------------------------------------------------------------------------------
XM Satellite Radio Holdings, Inc.,
9.75% Sr. Unsec. Nts., 5/1/14                        1,500,000        1,507,500
                                                                 ---------------
                                                                     80,197,163

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
MULTILINE RETAIL--0.7%
Bon-Ton Stores, Inc. (The), 10.25%
Sr. Unsec. Unsub. Nts., 3/15/14                 $    1,800,000   $    1,849,500
--------------------------------------------------------------------------------
Neiman Marcus Group, Inc. (The):
9% Sr. Unsec. Nts., 10/15/15                         1,345,000        1,474,456
10.375% Sr. Unsec. Sub. Nts., 10/15/15                 625,000          698,438
                                                                 ---------------
                                                                      4,022,394

--------------------------------------------------------------------------------
SPECIALTY RETAIL--0.8%
Asbury Automotive Group, Inc.,
9% Sr. Sub. Nts., 6/15/12                              600,000          630,000
--------------------------------------------------------------------------------
Atlantic Broadband Finance LLC,
9.375% Sr. Unsec. Sub. Nts., 1/15/14                   400,000          406,500
--------------------------------------------------------------------------------
Boise Cascade LLC, 7.125% Sr. Unsec.
Sub. Nts., 10/15/14                                    550,000          534,875
--------------------------------------------------------------------------------
Gamestop Corp., 8% Sr. Unsec.
Nts., 10/1/12                                          900,000          945,000
--------------------------------------------------------------------------------
Linens `N Things, Inc., 10.999%
Sr. Sec. Nts., 1/15/14 5                             1,335,000        1,301,625
--------------------------------------------------------------------------------
Rent-A-Center, Inc., 7.50% Sr. Unsec.
Sub. Nts., Series B, 5/1/10                            350,000          352,625
                                                                 ---------------
                                                                      4,170,625

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--1.0%
Invista, Inc., 9.25% Sr. Nts., 5/1/12 1              1,075,000        1,158,313
--------------------------------------------------------------------------------
Levi Strauss & Co., 9.75% Sr. Unsec.
Unsub. Nts., 1/15/15                                 2,270,000        2,457,275
--------------------------------------------------------------------------------
Oxford Industries, Inc., 8.875%
Sr. Nts., 6/1/11 4                                     500,000          518,750
--------------------------------------------------------------------------------
Quiksilver, Inc., 6.875% Sr. Unsec.
Nts., 4/15/15                                          975,000          962,813
                                                                 ---------------
                                                                      5,097,151

--------------------------------------------------------------------------------
CONSUMER STAPLES--5.1%
--------------------------------------------------------------------------------
BEVERAGES--0.3%
Constellation Brands, Inc.:
7.25% Sr. Nts., 9/1/16                               1,035,000        1,068,638
8.125% Sr. Sub. Nts., 1/15/12                          500,000          522,500
                                                                 ---------------
                                                                      1,591,138

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.9%
Albertson's, Inc., 8% Sr. Unsec.
Debs., 5/1/31                                        1,370,000        1,396,522
--------------------------------------------------------------------------------
Delhaize America, Inc., 9% Unsub.
Debs., 4/15/31                                       4,092,000        4,878,912
--------------------------------------------------------------------------------
Jean Coutu Group (PJC), Inc. (The),
8.50% Sr. Sub. Nts., 8/1/14                          1,200,000        1,213,500
--------------------------------------------------------------------------------
Real Time Data Co., 11% Disc.
Nts., 5/31/09 2,4,6,9                                  476,601               --
--------------------------------------------------------------------------------
Rite Aid Corp.:
8.125% Sr. Sec. Nts., 5/1/10                           900,000          923,625
9.50% Sr. Sec. Nts., 2/15/11                           450,000          473,063

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING Continued
Supervalu, Inc., 7.50% Sr. Nts., 11/15/14       $    1,170,000   $    1,225,811
                                                                 ---------------
                                                                     10,111,433

--------------------------------------------------------------------------------
FOOD PRODUCTS--1.1%
Del Monte Corp.:
6.75% Sr. Unsec. Sub. Nts., 2/15/15                    350,000          348,250
8.625% Sr. Sub. Nts., 12/15/12                       1,000,000        1,060,000
--------------------------------------------------------------------------------
Dole Food Co., Inc.:
7.25% Sr. Unsec. Nts., 6/15/10                         400,000          383,000
8.625% Sr. Nts., 5/1/09                                687,000          686,141
8.875% Sr. Unsec. Nts., 3/15/11                        146,000          144,540
--------------------------------------------------------------------------------
Hines Nurseries, Inc., 10.25% Sr.
Unsec. Sub. Nts., 10/1/11                            1,200,000        1,050,000
--------------------------------------------------------------------------------
Smithfield Foods, Inc.:
7% Sr. Nts., 8/1/11                                    300,000          304,500
7.625% Sr. Unsec. Sub. Nts., 2/15/08                   925,000          943,500
8% Sr. Nts., Series B, 10/15/09                        900,000          945,000
                                                                 ---------------
                                                                      5,864,931

--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.6%
Church & Dwight Co., Inc., 6% Sr.
Unsec. Sub. Nts., 12/15/12                             900,000          884,250
--------------------------------------------------------------------------------
Nutro Products, Inc., 10.75% Sr. Sub.
Nts., 4/15/14 1                                        460,000          504,850
--------------------------------------------------------------------------------
Spectrum Brands, Inc., 7.375% Sr.
Unsec. Sub. Nts., 2/1/15                             1,900,000        1,653,000
                                                                 ---------------
                                                                      3,042,100

--------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.8%
Elizabeth Arden, Inc., 7.75% Sr. Unsec.
Sub. Nts., 1/15/14                                   1,150,000        1,164,375
--------------------------------------------------------------------------------
Playtex Products, Inc.:
8% Sr. Sec. Nts., 3/1/11                             1,000,000        1,050,000
9.375% Sr. Unsec. Sub. Nts., 6/1/11                  1,295,000        1,356,513
--------------------------------------------------------------------------------
Sally Holdings LLC:
9.25% Sr. Nts., 11/15/14 4                             275,000          282,563
10.50% Sr. Sub. Nts., 11/15/16 4                       275,000          281,875
                                                                 ---------------
                                                                      4,135,326

--------------------------------------------------------------------------------
TOBACCO--0.4%
Reynolds American, Inc., 7.25% Sr.
Sec. Nts., 6/1/13                                    2,265,000        2,365,783
--------------------------------------------------------------------------------
ENERGY--9.0%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.7%
Basic Energy Services, Inc., 7.125%
Sr. Unsec. Nts., 4/15/16                               455,000          450,450
--------------------------------------------------------------------------------
Hanover Compressor Co., 8.625%
Sr. Unsec. Sub. Nts., 12/15/10                         700,000          735,000
--------------------------------------------------------------------------------
Hanover Equipment Trust, 8.50%
Sr. Sec. Nts., Series A, 9/1/08                        221,000          224,868
--------------------------------------------------------------------------------
PHI, Inc., 7.125% Sr. Unsec.
Nts., 4/15/13                                          545,000          530,013

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES Continued
RathGibson, Inc., 11.25% Sr.
Unsec. Nts., 2/15/14                            $      660,000   $      702,900
--------------------------------------------------------------------------------
Universal Compression, Inc., 7.25%
Sr. Unsec. Sub. Nts., 5/15/10                          800,000          808,000
                                                                 ---------------
                                                                      3,451,231

--------------------------------------------------------------------------------
OIL & GAS--8.3%
Arch Western Finance LLC, 6.75%
Sr. Nts., 7/1/13                                       900,000          897,750
--------------------------------------------------------------------------------
Atlas Pipeline Partners LP, 8.125%
Sr. Unsec. Nts., 12/15/15                              450,000          464,625
--------------------------------------------------------------------------------
Berry Petroleum Co., 8.25% Sr. Sub.
Nts., 11/1/16                                          260,000          261,625
--------------------------------------------------------------------------------
Chesapeake Energy Corp.:
6.375% Sr. Unsec. Nts., 6/15/15                      1,150,000        1,144,250
6.875% Sr. Unsec. Nts., 1/15/16                      1,920,000        1,946,400
7.50% Sr. Nts., 6/15/14                                700,000          730,625
--------------------------------------------------------------------------------
Clayton Williams Energy, Inc., 7.75%
Sr. Unsec. Nts., 8/1/13                                195,000          180,863
--------------------------------------------------------------------------------
Compton Petroleum Finance Corp.,
7.625% Sr. Nts., 12/1/13                             1,400,000        1,358,000
--------------------------------------------------------------------------------
Copano Energy LLC, 8.125% Sr.
Unsec. Nts., 3/1/16                                    425,000          442,000
--------------------------------------------------------------------------------
El Paso Corp.:
7.75% Sr. Nts., 1/15/32                              1,300,000        1,430,000
7.875% Sr. Unsec. Nts., 6/15/12 4                    3,207,000        3,455,543
--------------------------------------------------------------------------------
El Paso Energy Corp., 7.625%
Nts., 7/15/11                                          350,000          372,750
--------------------------------------------------------------------------------
El Paso Production Holding Co.,
7.75% Sr. Unsec. Nts., 6/1/13                        3,000,000        3,153,750
--------------------------------------------------------------------------------
Forest Oil Corp., 7.75% Sr. Nts., 5/1/14             1,000,000        1,022,500
--------------------------------------------------------------------------------
Foundation PA Coal Co., 7.25%
Sr. Unsec. Nts., 8/1/14                                850,000          869,125
--------------------------------------------------------------------------------
Frontier Oil Corp., 6.625%
Sr. Unsec. Nts., 10/1/11                               450,000          451,125
--------------------------------------------------------------------------------
Inergy LP/Inergy Finance Corp.,
8.25% Sr. Unsec. Nts., 3/1/16                        1,165,000        1,229,075
--------------------------------------------------------------------------------
Massey Energy Co., 6.625% Sr. Nts.,
11/15/10                                               400,000          402,000
--------------------------------------------------------------------------------
Newfield Exploration Co., 6.625%
Sr. Unsec. Sub. Nts., 9/1/14                         1,600,000        1,608,000
--------------------------------------------------------------------------------
Pacific Energy Partners LP/Pacific
Energy Finance Corp., 6.25% Sr.
Unsec. Nts., 9/15/15                                   195,000          190,955
--------------------------------------------------------------------------------
Peabody Energy Corp., 6.875% Sr.
Unsec. Nts., Series B, 3/15/13                       1,200,000        1,236,000
--------------------------------------------------------------------------------
Pogo Producing Co.:
6.875% Sr. Unsec. Sub. Nts., 10/1/17                   200,000          192,000
7.875% Sr. Unsec. Sub. Nts., 5/1/13                    440,000          448,800
--------------------------------------------------------------------------------
Premcor Refining Group, Inc., 9.50%
Sr. Nts., 2/1/13                                     1,000,000        1,080,352

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
OIL & GAS Continued
Quicksilver Resources, Inc., 7.125%
Sr. Sub. Nts., 4/1/16                           $    1,515,000   $    1,488,488
--------------------------------------------------------------------------------
Range Resources Corp.:
6.375% Sr. Sub. Nts., 3/15/15                          745,000          730,100
7.375% Sr. Sub. Nts., 7/15/13                          400,000          412,000
7.50% Sr. Sub. Nts., 5/15/16                         1,760,000        1,812,800
--------------------------------------------------------------------------------
Sabine Pass LNG LP:
7.25% Sr. Sec. Nts., 11/30/13 4                      1,300,000        1,293,500
7.50% Sr. Sec. Nts., 11/30/16 4                      2,600,000        2,593,500
--------------------------------------------------------------------------------
Southern Natural Gas Co.:
7.35% Nts., 2/15/31                                  1,100,000        1,216,321
8% Sr. Unsub. Nts., 3/1/32                             500,000          586,751
8.875% Sr. Nts., 3/15/10                               700,000          737,863
--------------------------------------------------------------------------------
Stone Energy Corp.:
6.75% Sr. Unsec. Sub. Nts., 12/15/14                   860,000          825,600
8.25% Sr. Unsec. Sub. Nts., 12/15/11                 1,300,000        1,283,750
--------------------------------------------------------------------------------
Targa Resources, Inc., 8.50%
Sr. Nts., 11/1/13 1                                    950,000          961,875
--------------------------------------------------------------------------------
Teekay Shipping Corp., 8.875%
Sr. Nts., 7/15/11                                      375,000          404,531
--------------------------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50%
Bonds, 4/1/17                                          965,000        1,057,772
--------------------------------------------------------------------------------
Tesoro Corp.:
6.25% Sr. Unsec. Nts., 11/1/12                         515,000          515,000
6.625% Sr. Unsec. Nts., 11/1/15                        515,000          513,713
--------------------------------------------------------------------------------
Transcontinental Gas Pipe Line Corp.:
6.40% Sr. Unsec. Unsub. Nts., 4/15/16                  635,000          644,525
8.875% Sr. Unsub. Nts.,
Series B, 7/15/12                                      200,000          227,000
--------------------------------------------------------------------------------
Whiting Petroleum Corp.:
7.25% Sr. Sub. Nts., 5/1/12                            800,000          806,000
7.25% Sr. Unsec. Sub. Nts., 5/1/13                     350,000          352,625
--------------------------------------------------------------------------------
Williams Cos., Inc. (The):
7.125% Nts., 9/1/11                                    150,000          156,750
8.75% Unsec. Nts., 3/15/32                             900,000        1,021,500
--------------------------------------------------------------------------------
Williams Holdings of Delaware, Inc.,
6.50% Nts., 12/1/08 4                                  300,000          298,500
                                                                 ---------------
                                                                     44,508,577

--------------------------------------------------------------------------------
FINANCIALS--2.4%
--------------------------------------------------------------------------------
CAPITAL MARKETS--0.8%
Berry Plastics Holding Corp.:
8.875% Sr. Sec. Nts., 9/15/14 1                        735,000          749,700
9.235% Sr. Sec. Nts., 9/15/14 1,5                      735,000          747,863
--------------------------------------------------------------------------------
DeCrane Aircraft Holdings, Inc., 12%
Sr. Unsec. Sub. Nts., Series B, 9/30/08 4            1,550,000        1,325,250
--------------------------------------------------------------------------------
E*TRADE Financial Corp.:
7.375% Sr. Unsec. Nts., 9/15/13                        691,000          722,095
8% Sr. Nts., 6/15/11                                   825,000          866,250
                                                                 ---------------
                                                                      4,411,158

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL BANKS--0.1%
Bank Plus Corp., 12% Sr. Nts., 7/18/07 4        $      517,000   $      538,973
--------------------------------------------------------------------------------
CONSUMER FINANCE--0.2%
Ace Cash Express, Inc., 10.25%
Sr. Nts., 10/1/14 1                                    785,000          798,738
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--0.5%
AAC Group Holding Corp.,
0%/10.25% Sr. Unsec. Disc. Nts.,
10/1/12 3                                              200,000          176,000
--------------------------------------------------------------------------------
Affinia Group, Inc., 9% Sr. Unsec.
Sub. Nts., 11/30/14                                    135,000          132,975
--------------------------------------------------------------------------------
JSG Funding plc, 7.75% Sr. Unsec.
Sub. Nts., 4/1/15 4                                    865,000          834,725
--------------------------------------------------------------------------------
Nell AF Sarl, 8.375% Sr. Nts., 8/15/15 1               920,000          949,900
--------------------------------------------------------------------------------
Universal City Florida:
8.375% Sr. Unsec. Nts., 5/1/10                         270,000          278,100
10.121% Sr. Unsec. Nts., 5/1/10 5                      270,000          280,125
                                                                 ---------------
                                                                      2,651,825

--------------------------------------------------------------------------------
REAL ESTATE--0.8%
Felcor Lodging LP, 8.50% Sr.
Nts., 6/1/11 5                                         837,000          895,590
--------------------------------------------------------------------------------
Host Hotels & Resorts LP, 6.875%
Sr. Nts., 11/1/14 1                                    260,000          264,550
--------------------------------------------------------------------------------
Host Marriott LP:
6.375% Sr. Nts., Series O, 3/15/15                   2,025,000        2,007,281
6.75% Sr. Nts., Series Q, 6/1/16                       500,000          503,125
--------------------------------------------------------------------------------
Ventas Realty LP/Ventas Capital
Corp., 6.75% Sr. Nts., 4/1/17                          550,000          570,625
                                                                 ---------------
                                                                      4,241,171

--------------------------------------------------------------------------------
HEALTH CARE--4.4%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--0.1%
Angiotech Pharmaceuticals, Inc.,
7.75% Sr. Sub. Nts., 4/1/14 1                          455,000          398,125
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.3%
Inverness Medical Innovations, Inc.,
8.75% Sr. Sub. Nts., 2/15/12                           600,000          627,000
--------------------------------------------------------------------------------
Universal Hospital Services, Inc.,
10.125% Sr. Unsec. Nts., 11/1/11                       800,000          858,000
                                                                 ---------------
                                                                      1,485,000

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--3.9%
AmeriPath, Inc., 10.50% Sr. Unsec.
Sub. Nts., 4/1/13                                      700,000          761,250
--------------------------------------------------------------------------------
Community Health Systems, Inc.,
6.50% Sr. Unsec. Sub. Nts., 12/15/12                   900,000          891,000
--------------------------------------------------------------------------------
DaVita, Inc.:
6.625% Sr. Unsec. Nts., 3/15/13                        890,000          896,675
7.25% Sr. Unsec. Sub. Nts., 3/15/15                  1,910,000        1,957,750
--------------------------------------------------------------------------------
Fresenius Medical Care Capital Trust II,
7.875% Nts., 2/1/08                                  1,600,000        1,632,000

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES Continued
Genesis HealthCare Corp., 8% Sr.
Sub. Nts., 10/15/13                             $      400,000   $      419,000
--------------------------------------------------------------------------------
HCA, Inc.:
6.25% Nts., 2/15/13                                     20,000           17,750
8.75% Sr. Nts., 9/1/10                               2,800,000        2,926,000
9.125% Sr. Sec. Nts., 11/15/14 1                       365,000          391,006
9.25% Sr. Sec. Nts., 11/15/16 1                        365,000          391,919
9.625% Sr. Sec. Nts., 11/15/16 1,6                     910,000          980,525
--------------------------------------------------------------------------------
HEALTHSOUTH Corp., 10.75% Sr.
Nts., 6/15/16 1                                        505,000          546,031
--------------------------------------------------------------------------------
Omnicare, Inc.:
6.75% Sr. Sub. Nts., 12/15/13                          185,000          183,613
6.875% Sr. Sub. Nts., 12/15/15                         285,000          282,863
--------------------------------------------------------------------------------
Psychiatric Solutions, Inc., 7.75% Sr.
Unsec. Sub. Nts., 7/15/15                              485,000          486,213
--------------------------------------------------------------------------------
Select Medical Corp., 7.625% Sr.
Unsec. Sub. Nts., 2/1/15                             2,475,000        2,066,625
--------------------------------------------------------------------------------
Tenet Healthcare Corp.:
6.375% Sr. Nts., 12/1/11                               974,000          896,080
7.375% Nts., 2/1/13                                     77,000           71,129
9.875% Sr. Nts., 7/1/14                              1,950,000        1,993,875
--------------------------------------------------------------------------------
Triad Hospitals, Inc., 7% Sr. Sub.
Nts., 11/15/13                                         270,000          273,038
--------------------------------------------------------------------------------
US Oncology, Inc.:
9% Sr. Unsec. Nts., 8/15/12 4                          650,000          689,000
10.75% Sr. Unsec. Sub. Nts., 8/15/14                   650,000          721,500
--------------------------------------------------------------------------------
Vanguard Health Holding Co. I LLC,
0%/11.25% Sr. Disc. Nts., 10/1/15 3                  1,760,000        1,364,000
                                                                 ---------------
                                                                     20,838,842

--------------------------------------------------------------------------------
PHARMACEUTICALS--0.1%
Valeant Pharmaceuticals
International, Inc., 7% Sr. Nts.,
12/15/11 4                                             800,000          772,000
--------------------------------------------------------------------------------
INDUSTRIALS--8.1%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.4%
Alliant Techsystems, Inc., 6.75% Sr.
Sub. Nts., 4/1/16                                      910,000          912,275
--------------------------------------------------------------------------------
BE Aerospace, Inc., 8.875% Sr. Unsec.
Sub. Nts., 5/1/11                                       57,000           59,280
--------------------------------------------------------------------------------
Bombardier, Inc., 8% Sr. Nts., 11/15/14 4              455,000          468,332
--------------------------------------------------------------------------------
DRS Technologies, Inc.:
6.625% Sr. Nts., 2/1/16                                735,000          744,188
6.875% Sr. Unsec. Sub. Nts., 11/1/13                   300,000          303,750
7.625% Sr. Sub. Nts., 2/1/18                           320,000          331,200
--------------------------------------------------------------------------------
L-3 Communications Corp.:
5.875% Sr. Sub. Nts., 1/15/15                          684,000          663,480
6.125% Sr. Unsec. Sub. Nts., 1/15/14                 1,100,000        1,080,750
6.375% Sr. Unsec. Sub. Nts., Series B,
10/15/15                                             1,280,000        1,273,600
7.625% Sr. Sub. Nts., 6/15/12                          500,000          520,000

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE Continued
TRW Automotive, Inc.:
9.375% Sr. Nts., 2/15/13                        $      580,000   $      624,950
11% Sr. Sub. Nts., 2/15/13                             454,000          499,968
                                                                 ---------------
                                                                      7,481,773

--------------------------------------------------------------------------------
AIRLINES--0.0%
ATA Holdings Corp., 13% Sr. Unsec.
Nts., 2/1/09 2,4,9                                   1,575,000               --
--------------------------------------------------------------------------------
BUILDING PRODUCTS--0.6%
Associated Materials, Inc., 9.75%
Sr. Sub. Nts., 4/15/12                                 700,000          724,500
--------------------------------------------------------------------------------
Dayton Superior Corp., 13% Sr.
Unsec. Sub. Nts., 6/15/09                              100,000          103,000
--------------------------------------------------------------------------------
Goodman Global Holding Co., Inc.,
7.875% Sr. Unsec. Sub. Nts., 12/15/12                1,060,000        1,046,750
--------------------------------------------------------------------------------
Jacuzzi Brands, Inc., 9.625% Sr. Sec.
Nts., 7/1/10                                           544,000          580,720
--------------------------------------------------------------------------------
Nortek, Inc., 8.50% Sr. Unsec. Unsub.
Nts., 9/1/14                                           600,000          591,000
                                                                 ---------------
                                                                      3,045,970

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.4%
Allied Waste North America, Inc.:
7.25% Sr. Nts., 3/15/15                                225,000          226,406
7.375% Sr. Sec. Nts., Series B, 4/15/14              2,850,000        2,850,000
9.25% Sr. Sec. Debs., Series B, 9/1/12                 283,000          302,103
--------------------------------------------------------------------------------
American Pad & Paper Co., 13% Sr.
Sub. Nts., Series B, 11/15/05 2,4,9                    200,000               --
--------------------------------------------------------------------------------
Cenveo Corp., 7.875% Sr. Sub.
Nts., 12/1/13                                        1,100,000        1,061,500
--------------------------------------------------------------------------------
Corrections Corp. of America:
6.25% Sr. Unsec. Sub. Nts., 3/15/13                    890,000          886,663
7.50% Sr. Nts., 5/1/11                                 500,000          517,500
--------------------------------------------------------------------------------
FTI Consulting, Inc., 7.75% Sr. Unsec.
Nts., 10/1/16 1                                        640,000          667,200
--------------------------------------------------------------------------------
Mobile Services Group, Inc., 9.75%
Sr. Nts., 8/1/14 1                                     130,000          136,500
--------------------------------------------------------------------------------
MSW Energy Holdings II LLC/MSW
Energy Finance Co. II, Inc., 7.375% Sr.
Sec. Nts., Series B, 9/1/10                            700,000          717,500
--------------------------------------------------------------------------------
MSW Energy Holdings LLC/MSW
Energy Finance Co., Inc., 8.50% Sr.
Sec. Nts., 9/1/10                                      400,000          418,000
                                                                 ---------------
                                                                      7,783,372

--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.3%
Belden & Blake Corp., 8.75% Sec.
Nts., 7/15/12                                          650,000          669,500
--------------------------------------------------------------------------------
General Cable Corp., 9.50% Sr.
Nts., 11/15/10                                         500,000          532,500

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT Continued
UCAR Finance, Inc., 10.25% Sr.
Nts., 2/15/12                                   $      400,000   $      423,500
                                                                 ---------------
                                                                      1,625,500

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.3%
Covalence Specialty Materials Corp.,
10.25% Sr. Sub. Nts., 3/1/16 1                       1,475,000        1,357,000
--------------------------------------------------------------------------------
Great Lakes Dredge & Dock Co.,
7.75% Sr. Unsec. Sub. Nts., 12/15/13                   250,000          245,000
                                                                 ---------------
                                                                      1,602,000

--------------------------------------------------------------------------------
MACHINERY--1.3%
Case New Holland, Inc.:
7.125% Sr. Unsec. Nts., 3/1/14                         730,000          744,600
9.25% Sr. Nts., 8/1/11                                 800,000          851,000
--------------------------------------------------------------------------------
Douglas Dynamics LLC, 7.75% Sr.
Nts., 1/15/12 1                                        600,000          567,000
--------------------------------------------------------------------------------
Greenbrier Cos., Inc., 8.375% Sr.
Unsec. Nts., 5/15/15                                   740,000          756,650
--------------------------------------------------------------------------------
Manitowoc Co., Inc. (The):
7.125% Sr. Nts., 11/1/13                               150,000          152,250
10.50% Sr. Sub. Nts., 8/1/12                           520,000          560,950
--------------------------------------------------------------------------------
Milacron Escrow Corp., 11.50% Sr.
Sec. Nts., 5/15/11 4                                 1,700,000        1,623,500
--------------------------------------------------------------------------------
Trinity Industries, Inc., 6.50% Sr.
Nts., 3/15/14                                        1,000,000          987,500
--------------------------------------------------------------------------------
Wolverine Tube, Inc., 7.375% Sr.
Nts., 8/1/08 1                                       1,250,000          993,750
                                                                 ---------------
                                                                      7,237,200

--------------------------------------------------------------------------------
ROAD & RAIL--1.5%
Avis Budget Car Rental LLC/Avis
Budget Finance, Inc.:
7.625% Sr. Nts., 5/15/14                               800,000          784,000
7.75% Sr. Nts., 5/15/16 1                              455,000          440,213
7.874% Sr. Nts., 5/15/14 1,5                           180,000          174,600
--------------------------------------------------------------------------------
Hertz Corp.:
8.875% Sr. Nts., 1/1/14 1                               90,000           94,725
10.50% Sr. Sub. Nts., 1/1/16 1                       1,570,000        1,734,850
--------------------------------------------------------------------------------
Kansas City Southern Railway Co.
(The), 7.50% Sr. Nts., 6/15/09                         500,000          506,875
--------------------------------------------------------------------------------
Stena AB:
7% Sr. Unsec. Nts., 12/1/16 4                          150,000          143,250
7.50% Sr. Unsec. Nts., 11/1/13                         928,000          921,040
9.625% Sr. Nts., 12/1/12 4                           1,100,000        1,177,000
--------------------------------------------------------------------------------
TDS Investor Corp., 11.875% Sr. Sub.
Nts., 9/1/16 1                                       1,800,000        1,854,000
                                                                 ---------------
                                                                      7,830,553

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--1.2%
Ashtead Capital, Inc., 9%
Nts., 8/15/16 1                                 $      440,000   $      473,000
--------------------------------------------------------------------------------
H&E Equipment Services, Inc.,
8.375% Sr. Unsec. Nts., 7/15/16                        480,000          505,200
--------------------------------------------------------------------------------
Interline Brands, Inc., 8.125% Sr.
Sub. Nts., 6/15/14                                     575,000          593,688
--------------------------------------------------------------------------------
United Rentals, Inc., 7% Sr. Sub.
Nts., 2/15/14 7                                      5,000,000        4,931,250
                                                                 ---------------
                                                                      6,503,138

--------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE--0.1%
Horizon Lines LLC, 9% Nts., 11/1/12                    473,000          499,015
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--4.8%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.8%
Loral Skynet Corp., 14% Sr. Sec.
Nts., 11/21/15 4,6                                     198,000          228,195
--------------------------------------------------------------------------------
Lucent Technologies, Inc., 6.45%
Unsec. Debs., 3/15/29                                4,100,000        3,802,750
--------------------------------------------------------------------------------
Nortel Networks Ltd., 9.624% Sr.
Nts., 7/15/11 1,5                                      435,000          460,556
--------------------------------------------------------------------------------
Orion Network Systems, Inc.,
12.50% Sr. Unsub. Disc. Nts., 1/15/07 2,9            1,150,000               12
                                                                 ---------------
                                                                      4,491,513

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.2%
Seagate Technology HDD Holdings:
6.375% Sr. Nts., 10/1/11                               920,000          924,600
6.80% Sr. Nts., 10/1/16                                275,000          277,750
                                                                 ---------------
                                                                      1,202,350

--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.4%
Flextronics International Ltd.,
6.25% Sr. Sub. Nts., 11/15/14                          300,000          291,000
--------------------------------------------------------------------------------
RBS Global & Rexnord Corp.:
9.50% Sr. Nts., 8/1/14 1                                75,000           78,375
11.75% Sr. Sub. Nts., 8/1/16 1                         265,000          278,250
--------------------------------------------------------------------------------
Sanmina-SCI Corp.:
6.75% Unsec. Sub. Nts., 3/1/13                         470,000          434,750
8.125% Sr. Sub. Nts., 3/1/16                           550,000          534,875
--------------------------------------------------------------------------------
Solectron Global Finance Ltd., 8%
Sr. Unsec. Sub. Nts., 3/15/16                          240,000          244,200
                                                                 ---------------
                                                                      1,861,450

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.0%
Exodus Communications, Inc.,
10.75% Sr. Nts., 12/15/09 2,4,9 [EUR]                  846,550               --
--------------------------------------------------------------------------------
NorthPoint Communications
Group, Inc., 12.875% Nts., 2/15/10 2,4,9               240,208               --
--------------------------------------------------------------------------------
PSINet, Inc., 10.50% Sr. Unsec.
Nts., 12/1/06 2,4,9 [EUR]                            1,000,000               --
                                                                 ---------------
                                                                             --

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
IT SERVICES--1.3%
DI Finance/DynCorp International
LLC, 9.50% Sr. Unsec. Sub. Nts.,
Series B, 2/15/13                               $    1,186,000   $    1,263,090
--------------------------------------------------------------------------------
iPayment Holdings, Inc., 9.75% Sr.
Unsec. Sub. Nts., 5/15/14                              750,000          774,375
--------------------------------------------------------------------------------
Iron Mountain, Inc.:
7.75% Sr. Sub. Nts., 1/15/15                           200,000          205,000
8.625% Sr. Unsec. Sub. Nts., 4/1/13                  1,000,000        1,037,500
--------------------------------------------------------------------------------
SunGard Data Systems, Inc.:
9.125% Sr. Unsec. Nts., 8/15/13                        700,000          738,500
10.25% Sr. Unsec. Sub. Nts., 8/15/15                 2,490,000        2,670,525
                                                                 ---------------
                                                                      6,688,990

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.1%
Advanced Micro Devices, Inc.,
7.75% Sr. Unsec. Nts., 11/1/12                       1,955,000        2,033,200
--------------------------------------------------------------------------------
Amkor Technology, Inc.:
7.75% Sr. Nts., 5/15/13                              1,750,000        1,616,563
9.25% Sr. Unsec. Nts., 6/1/16                        1,200,000        1,182,000
--------------------------------------------------------------------------------
Conexant Systems, Inc., 9.126%
Sr. Sec. Nts., 11/15/10 4,5                            455,000          464,100
--------------------------------------------------------------------------------
Freescale Semiconductor, Inc.:
8.875% Sr. Nts., 12/15/14 1                          1,370,000        1,371,713
9.125% Sr. Nts., 12/15/14 1                          2,285,000        2,282,144
10.125% Sr. Sub. Nts., 12/15/16 1                    1,830,000        1,841,438
--------------------------------------------------------------------------------
NXP BV, 7.875% Sr. Sec. Bonds,
10/15/14 1                                             455,000          472,631
                                                                 ---------------
                                                                     11,263,789

--------------------------------------------------------------------------------
MATERIALS--9.4%
--------------------------------------------------------------------------------
CHEMICALS--2.7%
BCP Crystal US Holdings Corp.,
9.625% Sr. Sub. Nts., 6/15/14                        1,560,000        1,731,600
--------------------------------------------------------------------------------
Crystal US Holdings 3 LLC/Crystal
US Sub 3 Corp., 0%/10.50% Sr. Unsec.
Disc. Nts., Series B, 10/1/14 3                      1,600,000        1,384,000
--------------------------------------------------------------------------------
Equistar Chemicals LP/Equistar
Funding Corp.:
8.75% Sr. Unsec. Nts., 2/15/09                         400,000          421,000
10.125% Sr. Unsec. Nts., 9/1/08                         57,000           60,848
10.625% Sr. Unsec. Nts., 5/1/11                      1,400,000        1,498,000
--------------------------------------------------------------------------------
Georgia Gulf Corp., 10.75% Sr. Sub.
Nts., 10/15/16                                       1,465,000        1,413,725
--------------------------------------------------------------------------------
Huntsman International LLC:
7.875% Sr. Unsec. Sub. Nts., 11/13/14 1                260,000          263,250
8.375% Sr. Sub. Nts., 1/1/15 1,5                       420,000          418,950
--------------------------------------------------------------------------------
Huntsman LLC:
11.50% Sr. Unsec. Nts., 7/15/12 5                      332,000          375,990
11.625% Sr. Unsec. Nts., 10/15/10                       37,000           40,608
--------------------------------------------------------------------------------
Ineos Group Holdings plc, 8.50%
Nts., 2/15/16 1                                        590,000          566,400
--------------------------------------------------------------------------------
Innophos, Inc., 8.875% Sr. Unsec.
Sub. Nts., 8/15/14                                     280,000          285,600

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
CHEMICALS Continued
KI Holdings, Inc., 0%/9.875% Sr.
Unsec. Sub. Disc. Nts., 11/15/14 3              $      750,000   $      603,750
--------------------------------------------------------------------------------
Lyondell Chemical Co.:
8% Sr. Unsec. Nts., 9/15/14                          1,375,000        1,433,438
8.25% Sr. Unsec. Nts., 9/15/16                         735,000          775,425
10.50% Sr. Sec. Nts., 6/1/13                           800,000          884,000
11.125% Sr. Sec. Nts., 7/15/12                         300,000          324,000
--------------------------------------------------------------------------------
Mosaic Global Holdings, Inc.:
7.375% Sr. Nts., 12/1/14 1                             365,000          376,406
7.625% Sr. Nts., 12/1/16 1                             365,000          380,056
--------------------------------------------------------------------------------
Rockwood Specialties Group, Inc.:
7.50% Sr. Sub. Nts., 11/15/14                          400,000          405,000
10.625% Sr. Unsec. Sub. Nts., 5/15/11                  291,000          311,370
--------------------------------------------------------------------------------
Tronox Worldwide LLC/Tronox
Finance Corp., 9.50% Sr. Unsec.
Nts., 12/1/12                                          195,000          206,213
                                                                 ---------------
                                                                     14,159,629

--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.3%
NTK Holdings, Inc., 0%/10.75% Sr.
Disc. Nts., 3/1/14 3                                 2,420,000        1,706,100
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING--3.6%
Ball Corp., 6.625% Sr. Nts., 3/15/18                   910,000          907,725
--------------------------------------------------------------------------------
Crown Americas, Inc., 7.75% Sr.
Nts., 11/15/15                                         760,000          792,300
--------------------------------------------------------------------------------
Graham Packaging Co., Inc., 9.875%
Sr. Unsec. Sub. Nts., 10/15/14                       3,500,000        3,552,500
--------------------------------------------------------------------------------
Graphic Packaging International Corp.:
8.50% Sr. Nts., 8/15/11                              1,000,000        1,040,000
9.50% Sr. Sub. Nts., 8/15/13                           950,000        1,007,000
--------------------------------------------------------------------------------
Jefferson Smurfit Corp.:
7.50% Sr. Unsec. Unsub. Nts., 6/1/13                   350,000          330,750
8.25% Sr. Unsec. Nts., 10/1/12                       1,750,000        1,715,000
--------------------------------------------------------------------------------
MDP Acquisitions plc, 9.625% Sr.
Nts., 10/1/12                                          800,000          852,000
--------------------------------------------------------------------------------
Owens-Brockway Glass Container, Inc.:
7.75% Sr. Sec. Nts., 5/15/11                           500,000          516,250
8.25% Sr. Unsec. Nts., 5/15/13                       1,657,000        1,721,209
8.75% Sr. Sec. Nts., 11/15/12                        1,350,000        1,437,750
8.875% Sr. Sec. Nts., 2/15/09                          264,000          271,260
--------------------------------------------------------------------------------
Pliant Corp., 11.85% Sr. Sec.
Nts., 6/15/09 2,6                                      605,424          663,696
--------------------------------------------------------------------------------
Solo Cup Co., 8.50% Sr. Sub.
Nts., 2/15/14                                        1,100,000          957,000
--------------------------------------------------------------------------------
Stone Container Corp.:
8.375% Sr. Nts., 7/1/12                                220,000          216,700
9.75% Sr. Unsec. Nts., 2/1/11                          601,000          622,786
--------------------------------------------------------------------------------
Tekni-Plex, Inc., 10.875% Sr. Sec.
Nts., 8/15/12 1                                        290,000          327,700
--------------------------------------------------------------------------------
TriMas Corp., 9.875% Sr. Unsec.
Sub. Nts., 6/15/12                                   2,300,000        2,236,750
                                                                 ---------------
                                                                     19,168,376

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
METALS & MINING--1.6%
AK Steel Corp., 7.75% Sr. Unsec.
Nts., 6/15/12                                   $    1,107,000   $    1,120,838
--------------------------------------------------------------------------------
Century Aluminum Co., 7.50% Sr.
Unsec. Nts., 8/15/14                                 1,000,000        1,018,750
--------------------------------------------------------------------------------
Gibraltar Industries, Inc., 8% Sr.
Unsec. Sub. Nts., Series B, 12/1/15 4                1,075,000        1,065,594
--------------------------------------------------------------------------------
IPSCO, Inc., 8.75% Sr. Nts., 6/1/13                    300,000          322,875
--------------------------------------------------------------------------------
Ispat Inland ULC, 9.75% Sr. Sec.
Nts., 4/1/14                                         1,364,000        1,526,286
--------------------------------------------------------------------------------
Koppers Industry, Inc., 9.875% Sr. Sec.
Nts., 10/15/13                                         614,000          670,795
--------------------------------------------------------------------------------
Northwest Pipeline Corp., 8.125% Sr.
Nts., 3/1/10                                           200,000          209,250
--------------------------------------------------------------------------------
Novelis, Inc., 8.25% Sr. Nts., 2/15/15 1,5           1,915,000        1,862,338
--------------------------------------------------------------------------------
Steel Dynamics, Inc., 9.50% Sr.
Nts., 3/15/09                                          400,000          412,500
--------------------------------------------------------------------------------
United States Steel Corp., 9.75% Sr.
Nts., 5/15/10                                          505,000          539,719
                                                                 ---------------
                                                                      8,748,945

--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--1.2%
Abitibi-Consolidated Co. of Canada,
8.375% Sr. Unsec. Sub. Nts., 4/1/15                  1,200,000        1,044,000
--------------------------------------------------------------------------------
Abitibi-Consolidated, Inc.:
8.55% Nts., 8/1/10                                     600,000          573,000
8.85% Unsec. Bonds, 8/1/30                             500,000          412,500
--------------------------------------------------------------------------------
Appleton Papers, Inc., 8.125% Sr.
Nts., 6/15/11                                          380,000          389,500
--------------------------------------------------------------------------------
Buckeye Technologies, Inc., 8.50% Sr.
Nts., 10/1/13                                          350,000          371,000
--------------------------------------------------------------------------------
Domtar, Inc., 7.125% Nts., 8/15/15                     800,000          788,000
--------------------------------------------------------------------------------
JSG Holding plc, 11.50% Sr. Nts.,
10/1/15 4,6 [EUR]                                      325,525          449,044
--------------------------------------------------------------------------------
Mercer International, Inc., 9.25%
Sr. Nts., 2/15/13                                      440,000          432,300
--------------------------------------------------------------------------------
Norske Skog Canada Ltd., 7.375%
Sr. Unsec. Nts., 3/1/14                              1,000,000          952,500
--------------------------------------------------------------------------------
Verso Paper Holdings LLC/Verson
Paper, Inc.:
9.121% Sr. Sec. Nts., 8/1/14 1,5                       530,000          540,600
11.375% Sr. Sub. Nts., 8/1/16 1                        530,000          559,150
                                                                 ---------------
                                                                      6,511,594

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--9.3%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--5.0%
Citizens Communications Co.,
6.25% Sr. Nts., 1/15/13 1                            3,500,000        3,451,875
--------------------------------------------------------------------------------
Intelsat Bermuda Ltd., 11.25% Sr.
Nts., 6/15/16 1                                        430,000          474,075

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES Continued
Intelsat Subsidiary Holding Co. Ltd.:
8.25% Sr. Nts., 1/15/13 5                       $    1,300,000   $    1,326,000
8.625% Sr. Nts., 1/15/15                               625,000          653,125
--------------------------------------------------------------------------------
Level 3 Financing, Inc., 9.25% Sr.
Nts., 11/1/14 1                                      2,075,000        2,126,875
--------------------------------------------------------------------------------
Nordic Telephone Co. Holdings
ApS, 8.875% Sr. Nts., 5/1/16 1                         455,000          489,125
--------------------------------------------------------------------------------
PanAmSat Corp.:
9% Sr. Nts., 6/15/16 1                                 495,000          526,556
9% Sr. Unsec. Nts., 8/15/14                          1,300,000        1,379,625
--------------------------------------------------------------------------------
Qwest Capital Funding, Inc.:
7.25% Unsec. Unsub. Nts., 2/15/11                      900,000          923,625
7.90% Unsec. Nts., 8/15/10                             757,000          792,011
--------------------------------------------------------------------------------
Qwest Communications
International, Inc., 7.25% Sr. Unsec.
Sub. Nts., 2/15/11 5                                   600,000          616,500
--------------------------------------------------------------------------------
Qwest Corp.:
7.50% Sr. Unsec. Nts., 10/1/14                         880,000          937,200
8.875% Unsec. Unsub. Nts., 3/15/12 5                 3,700,000        4,139,375
--------------------------------------------------------------------------------
Teligent, Inc., 11.50% Sr. Nts., 12/1/07 2,4,9         400,000               --
--------------------------------------------------------------------------------
Time Warner Telecom Holdings,
Inc., 9.25% Sr. Unsec. Unsub.
Nts., 2/15/14                                        2,650,000        2,845,438
--------------------------------------------------------------------------------
Valor Telecommunications
Enterprises LLC, 7.75% Sr. Unsec.
Sub. Nts., 2/15/15                                     445,000          481,156
--------------------------------------------------------------------------------
West Corp.:
9.50% Sr. Nts., 10/15/14 1                           1,040,000        1,045,200
11% Sr. Sub. Nts., 10/15/16 1                          935,000          949,025
--------------------------------------------------------------------------------
Windstream Corp.:
8.125% Sr. Nts., 8/1/13 1                              655,000          712,313
8.625% Sr. Nts., 8/1/16 1                            2,555,000        2,810,500
--------------------------------------------------------------------------------
Winstar Communications, Inc.,
12.75% Sr. Nts., 4/15/10 2,4,9                       1,000,000               --
                                                                 ---------------
                                                                     26,679,599

--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--4.3%
Alamosa Delaware, Inc.:
8.50% Sr. Nts., 1/31/12 4                              500,000          530,063
11% Sr. Unsec. Nts., 7/31/10 4                          57,000           61,602
--------------------------------------------------------------------------------
American Cellular Corp., 10% Sr.
Nts., Series B, 8/1/11                               2,110,000        2,241,875
--------------------------------------------------------------------------------
American Tower Corp.:
7.125% Sr. Unsec. Nts., 10/15/12                       500,000          516,250
7.50% Sr. Nts., 5/1/12                               1,450,000        1,508,000
--------------------------------------------------------------------------------
CellNet Data Systems, Inc., Sr.
Unsec. Disc. Nts., 10/1/07 2,4,9                     1,834,000               --
--------------------------------------------------------------------------------
Centennial Cellular Operating
Co. LLC/Centennial Communications
Corp., 10.125% Sr. Nts., 6/15/13                     2,200,000        2,381,500
--------------------------------------------------------------------------------
Centennial Communications
Corp., 10% Sr. Unsec. Nts., 1/1/13                     300,000          320,625

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES Continued
Cricket Communications, Inc.,
9.375% Sr. Nts., 11/1/14 1                      $    1,170,000   $    1,240,200
--------------------------------------------------------------------------------
Dobson Cellular Systems, Inc.,
8.375% Sr. Sec. Nts., 11/1/11                          470,000          497,613
--------------------------------------------------------------------------------
Dobson Communications Corp.:
8.875% Sr. Nts., 10/1/13                               769,000          787,264
9.624% Sr. Unsec. Nts., 10/15/12 5                     290,000          297,250
--------------------------------------------------------------------------------
IWO Holdings, Inc., 9.124% Sr. Sec.
Nts., 1/15/12 5                                        220,000          225,500
--------------------------------------------------------------------------------
Nextel Communications, Inc., 7.375%
Sr. Nts., Series D, 8/1/15                           3,590,000        3,684,815
--------------------------------------------------------------------------------
Nextel Partners, Inc., 8.125% Sr.
Nts., 7/1/11                                           700,000          732,375
--------------------------------------------------------------------------------
Rogers Wireless, Inc.:
6.375% Sec. Nts., 3/1/14                               700,000          712,250
7.50% Sec. Nts., 3/15/15                               900,000          981,000
8% Sr. Sub. Nts., 12/15/12                             600,000          643,500
--------------------------------------------------------------------------------
Rural Cellular Corp.:
9.75% Sr. Sub. Nts., 1/15/10                         3,357,000        3,466,103
9.875% Sr. Nts., 2/1/10                                600,000          641,250
--------------------------------------------------------------------------------
UbiquiTel Operating Co., 9.875%
Sr. Nts., 3/1/11                                     1,100,000        1,193,500
--------------------------------------------------------------------------------
US Unwired, Inc., 10% Sr. Sec.
Nts., 6/15/12                                          500,000          552,500
                                                                 ---------------
                                                                     23,215,035

--------------------------------------------------------------------------------
UTILITIES--5.9%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.0%
Edison Mission Energy:
7.50% Sr. Unsec. Nts., 6/15/13                         445,000          467,250
7.75% Sr. Unsec. Nts., 6/15/16                         525,000          559,125
--------------------------------------------------------------------------------
ESI Tractebel Acquisition Corp.,
7.99% Sec. Bonds, Series B, 12/30/11                   782,000          806,460
--------------------------------------------------------------------------------
Midwest Generation LLC, 8.75%
Sr. Sec. Nts., 5/1/34                                4,420,000        4,817,800
--------------------------------------------------------------------------------
Reliant Energy, Inc.:
6.75% Sr. Sec. Nts., 12/15/14                          600,000          589,500
9.25% Sr. Sec. Nts., 7/15/10                           457,000          482,135
9.50% Sr. Sec. Nts., 7/15/13                         1,825,000        1,966,438
--------------------------------------------------------------------------------
Sierra Pacific Resources, 6.75% Sr.
Unsec. Nts., 8/15/17                                 1,081,000        1,065,661
                                                                 ---------------
                                                                     10,754,369

--------------------------------------------------------------------------------
ENERGY TRADERS--3.5%
AES Corp. (The):
7.75% Sr. Unsec. Unsub. Nts., 3/1/14                   200,000          212,000
8.75% Sr. Sec. Nts., 5/15/13 1                       1,550,000        1,668,188
--------------------------------------------------------------------------------
AES Red Oak LLC:
8.54% Sr. Sec. Bonds, Series A,
11/30/19                                               570,019          622,746
9.20% Sr. Sec. Bonds, Series B,
11/30/29                                               500,000          566,250

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
ENERGY TRADERS Continued
Dynegy Holdings, Inc.:
6.875% Sr. Unsec. Unsub. Nts., 4/1/11           $    1,501,000   $    1,508,505
8.375% Sr. Unsec. Nts., 5/1/16                         410,000          432,550
8.75% Sr. Nts., 2/15/12                                424,000          451,560
--------------------------------------------------------------------------------
Mirant Americas Generation LLC:
8.30% Sr. Unsec. Nts., 5/1/11                        4,400,000        4,532,000
9.125% Sr. Unsec. Nts., 5/1/31                       1,200,000        1,278,000
--------------------------------------------------------------------------------
Mirant Mid-Atlantic LLC, 8.625%
Sec. Pass-Through Certificates,
Series A, 6/30/12                                    1,132,726        1,198,566
--------------------------------------------------------------------------------
NRG Energy, Inc.:
7.375% Sr. Nts., 1/15/17                             2,300,000        2,311,500
7.375% Sr. Nts., 2/1/16                              4,140,000        4,171,050
                                                                 ---------------
                                                                     18,952,915

--------------------------------------------------------------------------------
GAS UTILITIES--0.1%
SEMCO Energy, Inc., 7.125% Sr.
Nts., 5/15/08                                          400,000          401,598
--------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--0.3%
CMS Energy Corp.:
7.50% Sr. Nts., 1/15/09                                357,000          369,941
7.75% Sr. Nts., 8/1/10                                 400,000          424,000
--------------------------------------------------------------------------------
NorthWestern Corp., 5.875% Sr.
Sec. Nts., 11/1/14                                     580,000          570,753
                                                                 ---------------
                                                                      1,364,694
                                                                 ---------------
Total Corporate Bonds and Notes
(Cost $471,832,897)                                                 477,910,119

                                                        SHARES
--------------------------------------------------------------------------------
PREFERRED STOCKS--0.8%
--------------------------------------------------------------------------------
AmeriKing, Inc., 13% Cum. Sr.
Exchangeable, Non-Vtg. 4,6                              13,764               --
--------------------------------------------------------------------------------
Dobson Communications Corp.,
6% Cv., Series F (converts into
Dobson Communications Corp.,
Cl. A common stock), Non-Vtg. 1                            885          169,367
--------------------------------------------------------------------------------
Eagle-Picher Holdings, Inc., 11.75%
Cum. Exchangeable, Series B,
Non-Vtg. 4,9                                             8,000               --
--------------------------------------------------------------------------------
ICG Holdings, Inc., 14.25%
Exchangeable, Non-Vtg. 4,6,9                               342               --
--------------------------------------------------------------------------------
ION Media Networks, Inc.:
14.25% Cum., Non-Vtg. 4,6                                  229        1,705,693
9.75% Cv., Series AI 4,6,9                                   1              894
--------------------------------------------------------------------------------
Loral Skynet Corp., 12% Cum.,
Series A, Non-Vtg. 4,6                                   1,750          362,250
--------------------------------------------------------------------------------
PTV, Inc., 10% Cum., Series A,
Non-Vtg.                                                    22               83
--------------------------------------------------------------------------------
Rural Cellular Corp., 11.375%
Cum., Series B, Non-Vtg. 4,6                               245          306,863

                                                                          VALUE
                                                        SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
PREFERRED STOCKS Continued
--------------------------------------------------------------------------------
Sovereign Real Estate Investment
Trust, 12% Non-Cum., Series A 4                         10,000   $    1,557,500
                                                                 ---------------
Total Preferred Stocks (Cost $4,495,691)                              4,102,650

--------------------------------------------------------------------------------
COMMON STOCKS--1.8%
--------------------------------------------------------------------------------
American Tower Corp. 9                                  19,733          735,646
--------------------------------------------------------------------------------
ATA Holdings Corp. 4,9                                   4,647           69,705
--------------------------------------------------------------------------------
Cebridge Connections Holding LLC 4,9                    18,668               --
--------------------------------------------------------------------------------
Charles River Laboratories
International, Inc. 9                                    8,360          361,570
--------------------------------------------------------------------------------
Chesapeake Energy Corp.                                 12,000          348,600
--------------------------------------------------------------------------------
Citigroup, Inc.                                            359           19,996
--------------------------------------------------------------------------------
Covad Communications Group, Inc. 9                      20,660           28,511
--------------------------------------------------------------------------------
Dobson Communications Corp.,
Cl. A 9                                                 43,391          377,936
--------------------------------------------------------------------------------
El Paso Corp.                                           45,000          687,600
--------------------------------------------------------------------------------
Globix Corp. 9                                          11,467           49,881
--------------------------------------------------------------------------------
Gulfstream Holding, Inc. 4,9                                56               --
--------------------------------------------------------------------------------
ICO Global Communication
Holdings Ltd. 9                                         42,107          192,429
--------------------------------------------------------------------------------
Idearc, Inc. 9                                              46            1,318
--------------------------------------------------------------------------------
iPCS, Inc. 9                                            10,189          564,063
--------------------------------------------------------------------------------
Kaiser Aluminum Corp. 9                                  2,945          164,861
--------------------------------------------------------------------------------
Leap Wireless International, Inc. 9                      1,913          113,766
--------------------------------------------------------------------------------
Liberty Global, Inc., Series A 9                         7,577          220,870
--------------------------------------------------------------------------------
Liberty Global, Inc., Series C 9                         7,684          215,152
--------------------------------------------------------------------------------
Loral Space & Communications Ltd. 9                     12,399          504,887
--------------------------------------------------------------------------------
Manitowoc Co., Inc. (The)                                2,078          123,496
--------------------------------------------------------------------------------
NTL, Inc.                                               69,198        1,746,558
--------------------------------------------------------------------------------
Orbital Sciences Corp. 9                                 2,235           41,213
--------------------------------------------------------------------------------
Polymer Group, Inc., Cl. A 9                            24,040          614,222
--------------------------------------------------------------------------------
Prandium, Inc. 4,9                                      62,829              628
--------------------------------------------------------------------------------
Quicksilver Resources, Inc. 9                           15,000          548,850
--------------------------------------------------------------------------------
Smithfield Foods, Inc. 9                                18,000          461,880
--------------------------------------------------------------------------------
Sterling Chemicals, Inc. 4,9                               398            5,075
--------------------------------------------------------------------------------
Teco Energy, Inc.                                       20,000          344,600
--------------------------------------------------------------------------------
TVMAX Holdings, Inc. 4,9                                 7,500            7,500
--------------------------------------------------------------------------------
United Rentals, Inc. 9                                  36,000          915,446
--------------------------------------------------------------------------------
Verizon Communications, Inc.                               935           34,819
--------------------------------------------------------------------------------
Viatel Holding (Bermuda) Ltd. 4,9                        2,701               14
--------------------------------------------------------------------------------
Western Forest Products, Inc. 9,10                      85,047          140,025
--------------------------------------------------------------------------------
WRC Media Corp. 4,9                                      1,353               14
--------------------------------------------------------------------------------
XO Holdings, Inc. 9                                      3,538           15,213
                                                                 ---------------
Total Common Stocks
(Cost $9,140,100)                                                     9,656,344

                                                                          VALUE
                                                         UNITS       SEE NOTE 1
--------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------
ATA Holdings Corp. Wts.,
Exp. 2/28/11 9                                             570   $        4,183
--------------------------------------------------------------------------------
COLO.com, Inc. Wts., Exp. 3/15/10 4,9                      600               --
--------------------------------------------------------------------------------
Concentric Network Corp. Wts.,
Exp. 12/15/07 4,9                                          750               --
--------------------------------------------------------------------------------
DeCrane Aircraft Holdings, Inc.
Wts., Exp. 9/30/08 4,9                                   1,750               --
--------------------------------------------------------------------------------
Diva Systems Corp. Wts.,
Exp. 3/1/08 4,9                                          1,500               --
--------------------------------------------------------------------------------
iPCS, Inc. Wts., Exp. 6/15/10 4,9                          750               --
--------------------------------------------------------------------------------
Long Distance International, Inc.
Wts., Exp. 4/13/08 4,9                                     800               --
--------------------------------------------------------------------------------
Ntelos, Inc. Wts., Exp. 8/15/10 4,9                      1,000               --
--------------------------------------------------------------------------------
Pathmark Stores, Inc. Wts.,
Exp. 9/19/10 9                                          20,000            5,000
--------------------------------------------------------------------------------
Sterling Chemicals, Inc. Wts.,
Exp. 12/19/08 9                                            651                7
--------------------------------------------------------------------------------
XO Communications, Inc.:
Series A Wts., Exp. 1/16/10 9                            7,093            4,965
Series B Wts., Exp. 1/16/10 9                            5,319            2,287
Series C Wts., Exp. 1/16/10 4,9                          5,319            1,170
                                                                 ---------------
Total Rights, Warrants and Certificates
(Cost $76,785)                                                           17,612

                                                     PRINCIPAL
                                                        AMOUNT
--------------------------------------------------------------------------------
STRUCTURED NOTES--0.4%
--------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.,
High Yield Targeted Return Index
Securities, Series 2006-1, 7.546%,
5/1/16 4,11 (Cost $1,943,845)                   $    1,920,000        1,987,258

                                                        SHARES
--------------------------------------------------------------------------------
MONEY MARKET FUND--5.5%
--------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E, 5.25% 12,13
(Cost $29,765,155)                                  29,765,155       29,765,155

--------------------------------------------------------------------------------
Total Investments, at Value
(excluding Investments Purchased
with Cash Collateral from
Securities Loaned)
(Cost $517,254,473)                                                 523,439,138

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM
SECURITIES LOANED--0.0% 8
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--0.0%
Undivided interest of 0.001% in joint repurchase
agreement (Principal Amount/Value $4,100,000,000,
with a maturity value of $4,102,437,222) with
Nomura Securities, 5.35%, dated 12/29/06,
to be repurchased at $53,539 on 1/2/07,
collateralized by U.S. Agency Mortgages,
0.00%-22.12%, 3/15/14-5/1/46, with a
value of $4,182,000,000
(Cost $53,507)                                  $       53,507   $       53,507

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $517,307,980)                                       97.9%     523,492,645
--------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                            2.1       11,250,911
                                                --------------------------------
NET ASSETS                                               100.0%  $  534,743,556
                                                ================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:

    EUR         Euro

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $63,909,443 or 11.95% of the Fund's net assets as of December 31, 2006.

2. Issuer is in default. See Note 1 of accompanying Notes.

3. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

4. Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of December 31, 2006 was $27,433,923, which represents
5.13% of the Fund's net assets, of which $628 is considered restricted. See Note
8 of accompanying Notes.

5. Represents the current interest rate for a variable or increasing rate security.

6. Interest or dividend is paid-in-kind, when applicable.

7. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $986,250. See Note 6 of accompanying Notes.

8. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 9 of accompanying Notes.

9. Non-income producing security.

10. Partial or fully-loaned security. See Note 9 of accompanying Notes.

11. Interest rate represents a weighted average rate comprised of the interest rates of the underlying securities.

12. Rate shown is the 7-day yield as of December 31, 2006.

13. Represents ownership of an affiliated fund, at or during the period ended
December 31, 2006. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                        SHARES        GROSS          GROSS               SHARES
                                                             DECEMBER 31, 2005    ADDITIONS     REDUCTIONS    DECEMBER 31, 2006
-------------------------------------------------------------------------------------------------------------------------------

Oppenheimer Institutional Money Market Fund, Cl. E, 5.25%*                  --   59,265,639     29,500,484           29,765,155

                                                                                                     VALUE             DIVIDEND
                                                                                                SEE NOTE 1               INCOME
-------------------------------------------------------------------------------------------------------------------------------

Oppenheimer Institutional Money Market Fund, Cl. E, 5.25%*                                     $29,765,155             $344,798

* The money market fund and the Fund are affiliated by having the same investment advisor.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2006
--------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $487,542,825)                                   $   493,727,490
Affiliated companies (cost $29,765,155)                                           29,765,155
                                                                             ----------------
                                                                                 523,492,645
---------------------------------------------------------------------------------------------
Cash                                                                               1,020,392
---------------------------------------------------------------------------------------------
Unrealized appreciation on swap contracts                                            334,476
---------------------------------------------------------------------------------------------
Receivables and other assets:
Interest, dividends and principal paydowns                                        10,140,274
Shares of beneficial interest sold                                                   548,180
Investments sold                                                                      30,000
Futures margins                                                                       26,359
Other                                                                                 21,103
                                                                             ----------------
Total assets                                                                     535,613,429

---------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                            53,507
---------------------------------------------------------------------------------------------
Unrealized depreciation on swap contracts                                            340,355
---------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                               307,981
Distribution and service plan fees                                                   106,295
Shareholder communications                                                            20,314
Trustees' compensation                                                                14,777
Transfer and shareholder servicing agent fees                                          1,727
Other                                                                                 24,917
                                                                             ----------------
Total liabilities                                                                    869,873

---------------------------------------------------------------------------------------------
NET ASSETS                                                                   $   534,743,556
                                                                             ================

---------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                   $        62,648
---------------------------------------------------------------------------------------------
Additional paid-in capital                                                       595,343,637
---------------------------------------------------------------------------------------------
Accumulated net investment income                                                 36,328,896
---------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                                           (103,210,528)
---------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation
of assets and liabilities denominated in foreign currencies                        6,218,903
                                                                             ----------------
NET ASSETS                                                                   $   534,743,556
                                                                             ================

---------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $361,444,400 and 42,256,593 shares
of beneficial interest outstanding)                                          $          8.55
---------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $173,299,156 and 20,391,802 shares
of beneficial interest outstanding)                                          $          8.50

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2006
--------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------
Interest (net of foreign withholding taxes of $3,354)                        $    40,248,660
---------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $38)                     381,790
Affiliated companies                                                                 344,798
---------------------------------------------------------------------------------------------
Portfolio lending fees                                                                    53
                                                                             ----------------
Total investment income                                                           40,975,301

---------------------------------------------------------------------------------------------
EXPENSES
---------------------------------------------------------------------------------------------
Management fees                                                                    3,808,520
---------------------------------------------------------------------------------------------
Distribution and service plan fees -- Service shares                                 401,558
---------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                    10,126
Service shares                                                                        10,047
---------------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                                    13,468
Service shares                                                                         5,217
---------------------------------------------------------------------------------------------
Trustees' compensation                                                                13,364
---------------------------------------------------------------------------------------------
Administrative fees                                                                    1,500
---------------------------------------------------------------------------------------------
Custodian fees and expenses                                                            1,326
---------------------------------------------------------------------------------------------
Other                                                                                 46,809
                                                                             ----------------
Total expenses                                                                     4,311,935
Less reduction to custodian expenses                                                    (474)
Less waivers and reimbursements of expenses                                           (6,549)
                                                                             ----------------
Net expenses                                                                       4,304,912

---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                             36,670,389

---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
---------------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                                                        2,583,312
Closing and expiration of futures contracts                                         (516,413)
Foreign currency transactions                                                        375,064
Swap contracts                                                                       495,170
                                                                             ----------------
Net realized gain                                                                  2,937,133
---------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                        7,637,549
Translation of assets and liabilities denominated in foreign currencies              (33,052)
Futures contracts                                                                     89,353
Swap contracts                                                                        (5,879)
                                                                             ----------------
Net change in unrealized appreciation                                              7,687,971

---------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $    47,295,493
                                                                             ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                              2006               2005
---------------------------------------------------------------------------------------------

OPERATIONS
---------------------------------------------------------------------------------------------
Net investment income                                      $   36,670,389    $    39,416,355
---------------------------------------------------------------------------------------------
Net realized gain                                               2,937,133          4,793,340
---------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)            7,687,971        (31,729,313)
                                                           ----------------------------------
Net increase in net assets resulting from operations           47,295,493         12,480,382

---------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                            (28,179,781)       (29,392,362)
Service shares                                                (11,514,103)        (8,541,230)
                                                           ----------------------------------
                                                              (39,693,884)       (37,933,592)

---------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from beneficial interest transactions:
Non-Service shares                                            (28,076,230)       (74,783,236)
Service shares                                                 14,875,665         27,161,237
                                                           ----------------------------------
                                                              (13,200,565)       (47,621,999)

---------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------
Total decrease                                                 (5,598,956)       (73,075,209)
---------------------------------------------------------------------------------------------
Beginning of period                                           540,342,512        613,417,721
                                                           ----------------------------------
End of period (including accumulated net investment
income of $36,328,896 and $38,892,209, respectively)       $  534,743,556    $   540,342,512
                                                           ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,             2006                2005            2004            2003            2002
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     8.44          $     8.80      $     8.61      $     7.51      $    8.54
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .58 1               .57 1           .58 1           .60            .58
Net realized and unrealized gain (loss)                  .17                (.37)            .15            1.09           (.76)
                                                  --------------------------------------------------------------------------------
Total from investment operations                         .75                 .20             .73            1.69           (.18)
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.64)               (.56)           (.54)           (.59)          (.85)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     8.55          $     8.44      $     8.80      $     8.61      $    7.51
                                                  ================================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      9.42%               2.31%           8.97%          23.96%         (2.40)%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  361,445          $  384,726      $  479,405      $  480,112      $ 345,670
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  365,154          $  444,477      $  460,877      $  396,858      $ 335,894
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   7.05%               6.79%           6.91%           8.31%          8.29%
Total expenses                                          0.74% 4,5,6         0.75% 4         0.75% 4         0.76% 4        0.77% 4
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   57%                 64%             51%             48%            75%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of affiliated fund management fees less than 0.01%.

6. Expenses including indirect expenses from affiliated fund were as follows:

    Year Ended December 31, 2006     0.74%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SERVICE SHARES  YEAR ENDED DECEMBER 31,                 2006                2005            2004            2003           2002
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     8.39          $     8.76      $     8.58      $     7.49      $    8.54
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .56 1               .55 1           .56 1           .61            .88
Net realized and unrealized gain (loss)                  .17                (.38)            .15            1.06          (1.08)
                                                  ----------------------------------------------------------------------------------
Total from investment operations                         .73                 .17             .71            1.67           (.20)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.62)               (.54)           (.53)           (.58)          (.85)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     8.50          $     8.39      $     8.76      $     8.58      $    7.49
                                                  ==================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      9.23%               2.01%           8.73%          23.79%         (2.67)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  173,299          $  155,617      $  134,013      $   76,354      $  17,705
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  160,703          $  141,287      $  101,464      $   41,246      $   5,602
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   6.80%               6.54%           6.63%           7.84%          8.91%
Total expenses                                          1.00% 4,5,6         1.00% 4         1.01% 4         1.04% 4        1.02% 4,7
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   57%                 64%             51%             48%            75%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of affiliated fund management fees less than 0.01%.

6. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended December 31, 2006     1.00%

7. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer High Income Fund/VA (the Fund) is a separate series of Oppenheimer
Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income from investments in high-yield fixed-income securities. The Fund's investment advisor is
OppenheimerFunds, Inc. (the Manager).

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National
Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and
"asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost
(which approximates market value).

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in structured notes whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured notes are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured note is sold or matures.

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2006, securities with an aggregate market value of $4,320,846, representing 0.81% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New
York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
AFFILIATED FUNDS. The Fund is permitted to invest daily available cash balances in affiliated money market funds. Each day, the Fund invests the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the
Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of
Investments. As a shareholder, the Fund is subject to its proportional share of
IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives)
that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's
Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                               NET UNREALIZED
                                                                 APPRECIATION
                                                             BASED ON COST OF
                                                               SECURITIES AND
   UNDISTRIBUTED     UNDISTRIBUTED          ACCUMULATED     OTHER INVESTMENTS
   NET INVESTMENT        LONG-TERM                 LOSS    FOR FEDERAL INCOME
   INCOME                     GAIN   CARRYFORWARD 1,2,3          TAX PURPOSES
   --------------------------------------------------------------------------
   $36,748,883                 $--         $101,963,617            $4,912,735

1. As of December 31, 2006, the Fund had $101,963,617 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2006, details of the capital loss carryforwards were as follows:

                        EXPIRING
                        -------------------------
                        2007       $    2,974,885
                        2008           11,572,833
                        2009           22,696,701
                        2010           56,061,391
                        2011            8,529,303
                        2012              128,504
                                   --------------
                        Total      $  101,963,617
                                   ==============

2. During the fiscal year ended December 31, 2006, the Fund utilized $2,201,464 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended December 31, 2005, the Fund utilized $3,158,488 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2006. Net assets of the Fund were unaffected by the reclassifications.

                      INCREASE TO                 INCREASE TO
                      ACCUMULATED             ACCUMULATED NET
                   NET INVESTMENT               REALIZED LOSS
                           INCOME              ON INVESTMENTS
               ----------------------------------------------
                         $460,182                    $460,182

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

                                          YEAR ENDED           YEAR ENDED
                                   DECEMBER 31, 2006    DECEMBER 31, 2005
       ------------------------------------------------------------------
       Distributions paid from:
       Ordinary income                   $39,693,884          $37,933,592

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

         Federal tax cost of securities             $  518,515,348
         Federal tax cost of other investments          14,631,351
                                                    ---------------
         Total federal tax cost                     $  533,146,699
                                                    ===============

         Gross unrealized appreciation              $   19,530,601
         Gross unrealized depreciation                 (14,617,866)
                                                    ---------------
         Net unrealized appreciation                $    4,912,735
                                                    ===============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the
Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the
Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                              YEAR ENDED DECEMBER 31, 2006    YEAR ENDED DECEMBER 31, 2005
                                                   SHARES           AMOUNT         SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------

NON-SERVICE SHARES
Sold                                            5,280,216    $  43,432,010     10,721,772    $  89,596,389
Dividends and/or distributions reinvested       3,544,627       28,179,781      3,524,264       29,392,362
Redeemed                                      (12,151,871)     (99,688,021)   (23,117,209)    (193,771,987)
                                             --------------------------------------------------------------
Net decrease                                   (3,327,028)   $ (28,076,230)    (8,871,173)   $ (74,783,236)
                                             ==============================================================
SERVICE SHARES
Sold                                            5,002,490    $  40,899,612      9,211,332    $  76,634,515
Dividends and/or distributions reinvested       1,455,639       11,514,103      1,027,826        8,541,230
Redeemed                                       (4,611,753)     (37,538,050)    (6,989,741)     (58,014,508)
                                             --------------------------------------------------------------
Net increase                                    1,846,376    $  14,875,665      3,249,417    $  27,161,237
                                             ==============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and money market funds, for the year ended December
31, 2006, were as follows:

                                         PURCHASES                SALES
        ---------------------------------------------------------------
        Investment securities         $258,123,423         $279,192,275

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

                   FEE SCHEDULE
                   -------------------------------------
                   Up to $200 million              0.75%
                   Next $200 million               0.72
                   Next $200 million               0.69
                   Next $200 million               0.66
                   Next $200 million               0.60
                   Over $1 billion                 0.50

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended December 31, 2006, the Fund paid
$20,223 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a
Distribution and Service Plan for Service shares to pay OppenheimerFunds
Distributor, Inc. (the Distributor), for distribution related services, personal service and account maintenance for the Fund's Service shares. Under the plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers
Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the plan are detailed in the
Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in
IMMF. During the year ended December 31, 2006, the Manager waived $6,549 for
IMMF management fees.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

      As of December 31, 2006, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices
(financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made

or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities.
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The
Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations at the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2006, the Fund had outstanding futures contracts as follows:

                                                                                      UNREALIZED
                               EXPIRATION     NUMBER OF       VALUATION AS OF       APPRECIATION
CONTRACT DESCRIPTION                DATES     CONTRACTS     DECEMBER 31, 2006     (DEPRECIATION)
-------------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
U.S. Long Bonds                   3/21/07           271         $  30,199,563         $ (370,194)
U.S. Treasury Nts., 2 yr.         3/30/07           211            43,050,594           (131,560)
                                                                                      -----------
                                                                                        (501,754)
                                                                                      -----------
CONTRACTS TO SELL
U.S. Treasury Nts., 10 yr.        3/21/07           546            58,677,938            541,422
                                                                                      -----------
                                                                                      $   39,668
                                                                                      ===========

--------------------------------------------------------------------------------
7. CREDIT DEFAULT SWAP CONTRACTS

Credit default swaps are designed to transfer the credit exposure of fixed income products between counterparties. The Fund may enter into credit default swaps, both directly ("unfunded swaps") and indirectly in the form of a swap embedded within a structured note ("funded swaps"), to protect against the risk that a security will default. Unfunded and funded credit default swaps may be on a single security, or a basket of securities. The Fund may take a short position
(purchaser of credit protection) or a long position (seller of credit protection) in the credit default swap. Risks of credit default swaps include, but are not limited to, the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or defaulted bonds depending on whether the Fund is long or short the swap, respectively).

      The Fund would take a short position in a credit default swap (the
"unfunded swap") against a long portfolio position to decrease exposure to specific high yield issuers. As a purchaser of credit protection under a swap contract, the Fund pays a periodic interest fee on the notional amount to the counterparty. This interest fee is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Fund is obligated to deliver that security to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as realized gain and is included on the
Statement of Operations. Credit default swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation

--------------------------------------------------------------------------------
7. CREDIT DEFAULT SWAP CONTRACTS Continued

(depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Fund at termination or settlement and disclosed separately on the Statement of Assets and Liabilities.
The net change in this amount is included on the Statement of Operations.

Information regarding such credit default swaps as of December 31, 2006 is as follows:

                                                     NOTIONAL AMOUNT            ANNUAL
                                                         RECEIVED BY          INTEREST
                                REFERENCED DEBT        THE FUND UPON      RATE PAID BY      TERMINATION        UNREALIZED
COUNTERPARTY                         OBLIGATION         CREDIT EVENT          THE FUND            DATES      DEPRECIATION
--------------------------------------------------------------------------------------------------------------------------

Deutsche Bank AG:
                                 Ford Motor Co.          $ 2,200,000              3.05%        12/20/08         $  13,355
                                 Ford Motor Co.            2,760,000              3.30         12/20/08            51,265
                                 Ford Motor Co.            1,865,000              3.65         12/20/08            48,675
                           General Motors Corp.            2,200,000              2.03         12/20/08             9,962
                           General Motors Corp.            1,865,000              2.55         12/20/08            29,685
--------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Capital
Markets LP                 General Motors Corp.            1,865,000              2.70         12/20/08            35,040
--------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank:
                                 Ford Motor Co.            1,865,000              3.60         12/20/08            40,338
                           General Motors Corp.            2,760,000              2.35         12/20/08            19,508
--------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital
Services, Inc.:
                                 Ford Motor Co.            1,865,000              3.70         12/20/08            55,508
                           General Motors Corp.            1,865,000              2.70         12/20/08            37,019
                                                                                                                ----------
                                                                                                                $ 340,355
                                                                                                                ==========

The Fund would take a long position in the credit default swap note (the "funded swap") to increase the exposure to specific high yield corporate issuers. As a seller of credit protection under a swap contract, the Fund receives a periodic interest fee on the notional amount from the counterparty. This interest fee is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Fund receives that security from the counterparty in exchange for payment of the notional amount to the counterparty. The difference between the value of the security received and the notional amount paid is recorded as realized loss and is included on the Statement of Operations. Credit default swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation
(depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Fund at termination or settlement and disclosed separately on the Statement of Assets and Liabilities.
The net change in this amount is included on the Statement of Operations.

Information regarding such credit default swaps as of December 31, 2006 is as follows:

                                                     NOTIONAL AMOUNT            ANNUAL
                                                         PAID BY THE     INTEREST RATE
                                REFERENCED DEBT            FUND UPON          RECEIVED      TERMINATION        UNREALIZED
COUNTERPARTY                         OBLIGATION         CREDIT EVENT       BY THE FUND            DATES      APPRECIATION
--------------------------------------------------------------------------------------------------------------------------

Deutsche Bank AG:
                                 Ford Motor Co.          $ 2,750,000              5.80%        12/20/16         $  15,353
                                 Ford Motor Co.            3,440,000              5.85         12/20/16            31,617
                                 Ford Motor Co.            2,335,000              6.00         12/20/16            43,333
                           General Motors Corp.            2,200,000              4.68         12/20/16             8,578
                           General Motors Corp.            1,865,000              4.75         12/20/16            27,282

                                                     NOTIONAL AMOUNT            ANNUAL
                                                         PAID BY THE     INTEREST RATE
                                REFERENCED DEBT            FUND UPON          RECEIVED      TERMINATION        UNREALIZED
COUNTERPARTY                         OBLIGATION         CREDIT EVENT       BY THE FUND            DATES      APPRECIATION
--------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Capital
Markets LP                 General Motors Corp.          $ 1,865,000              4.95%        12/20/16         $  45,425
--------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank:
                                 Ford Motor Co.            2,335,000              6.00         12/20/16            38,947
                           General Motors Corp.            2,760,000              4.75         12/20/16            21,560
--------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital
Services, Inc.:
                                 Ford Motor Co.            2,335,000              6.15         12/20/16            41,685
                           General Motors Corp.            1,865,000              4.90         12/20/16            60,696
                                                                                                                ----------
                                                                                                                $ 334,476
                                                                                                                ==========

--------------------------------------------------------------------------------
8. ILLIQUID OR RESTRICTED SECURITIES

As of December 31, 2006, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the
Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation.
Securities that are illiquid or restricted are marked with the applicable footnote on the Statement of Investments. Information concerning restricted securities is as follows:

                        ACQUISITION                        VALUATION AS OF         UNREALIZED
SECURITY                      DATES            COST      DECEMBER 31, 2006       DEPRECIATION
----------------------------------------------------------------------------------------------

Prandium, Inc.      3/19/99-7/19/02        $738,000                   $628           $737,372

--------------------------------------------------------------------------------
9. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Fund on the next business day. Cash collateral may be invested in approved investments and the Fund bears the risk of any loss in value of these investments. The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower. As of December 31, 2006, the Fund had on loan securities valued at $68,488, which are included in the Statement of
Assets and Liabilities as "Investments, at value" and, when applicable, as
"Receivable for Investments sold." Collateral of $53,507 was received for the loans, all of which was received in cash and subsequently invested in approved investments or held as cash.

--------------------------------------------------------------------------------
10. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB
Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES.
FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109,
ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it

--------------------------------------------------------------------------------
10. RECENT ACCOUNTING PRONOUNCEMENTS Continued

is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized.
FIN 48 is effective for fiscal years beginning after December 15, 2006. As of
December 31, 2006, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements.
The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting
Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS
No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts;
however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
11. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the
Oppenheimer funds excluding the Fund) in the U.S. District Court for the
Southern District of New York on January 10, 2005 and was amended on March 4,
2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment
Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the
Oppenheimer funds, as nominal defendants, and against certain present and former
Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the
Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

                   26 | OPPENHEIMER MAIN STREET FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER MAIN STREET FUND/VA:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Main Street Fund/VA (the "Fund"), a series of Oppenheimer Variable
Account Funds, including the statement of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 8, 2007

STATEMENT OF INVESTMENTS  December 31, 2006
--------------------------------------------------------------------------------

                                                                         VALUE
                                                    SHARES          SEE NOTE 1
-------------------------------------------------------------------------------
COMMON STOCKS--99.4%
-------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--13.9%
-------------------------------------------------------------------------------
AUTO COMPONENTS--0.1%
ArvinMeritor, Inc. 1                                14,600     $       266,158
-------------------------------------------------------------------------------
Autoliv, Inc.                                        8,200             494,460
-------------------------------------------------------------------------------
Goodyear Tire & Rubber Co. (The) 1,2                23,100             484,869
-------------------------------------------------------------------------------
Johnson Controls, Inc.                               5,400             463,968
-------------------------------------------------------------------------------
Lear Corp. 1                                        16,400             484,292
-------------------------------------------------------------------------------
Tenneco, Inc. 2                                      4,200             103,824
                                                               ----------------
                                                                     2,297,571

-------------------------------------------------------------------------------
AUTOMOBILES--0.8%
Ford Motor Co. 1                                   312,400           2,346,124
-------------------------------------------------------------------------------
General Motors Corp. 1                             249,100           7,652,352
-------------------------------------------------------------------------------
Harley-Davidson, Inc. 1                             95,900           6,758,073
                                                               ----------------
                                                                    16,756,549

-------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--0.1%
Apollo Group, Inc., Cl. A 1,2                       11,300             440,361
-------------------------------------------------------------------------------
Career Education Corp. 1,2                          20,100             498,078
-------------------------------------------------------------------------------
ITT Educational Services, Inc. 2                     7,600             504,412
                                                               ----------------
                                                                     1,442,851

-------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.7%
Brinker International, Inc.                         12,100             364,936
-------------------------------------------------------------------------------
Carnival Corp.                                      59,800           2,933,190
-------------------------------------------------------------------------------
Chipotle Mexican Grill, Inc., Cl. B 2                7,419             385,788
-------------------------------------------------------------------------------
Domino's Pizza, Inc.                                 7,700             215,600
-------------------------------------------------------------------------------
Jack in the Box, Inc. 1,2                            5,100             311,304
-------------------------------------------------------------------------------
Las Vegas Sands Corp. 2                                900              80,532
-------------------------------------------------------------------------------
Starwood Hotels & Resorts
Worldwide, Inc.                                     36,300           2,268,750
-------------------------------------------------------------------------------
Wendy's International, Inc.                         16,900             559,221
-------------------------------------------------------------------------------
Yum! Brands, Inc.                                  128,700           7,567,560
                                                               ----------------
                                                                    14,686,881

-------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.0%
Snap-On, Inc.                                       11,100             528,804
-------------------------------------------------------------------------------
Tempur-Pedic International, Inc. 1,2                20,400             417,384
                                                               ----------------
                                                                       946,188

-------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.3%
Expedia, Inc. 1,2                                   19,800             415,404
-------------------------------------------------------------------------------
IAC/InterActiveCorp 1,2                             85,200           3,166,032
-------------------------------------------------------------------------------
Liberty Media Holding Corp.-
Interactive, Series A 2                             88,500           1,908,945
-------------------------------------------------------------------------------
NetFlix.com, Inc. 1,2                                7,500             193,950
                                                               ----------------
                                                                     5,684,331

                                                                         VALUE
                                                    SHARES          SEE NOTE 1
-------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.1%
Eastman Kodak Co. 1                                 20,500     $       528,900
-------------------------------------------------------------------------------
Hasbro, Inc.                                        22,000             599,500
-------------------------------------------------------------------------------
Marvel Entertainment, Inc. 1,2                      16,800             452,088
-------------------------------------------------------------------------------
Mattel, Inc.                                        34,600             784,036
                                                               ----------------
                                                                     2,364,524

-------------------------------------------------------------------------------
MEDIA--4.6%
CBS Corp., Cl. B                                    53,400           1,665,012
-------------------------------------------------------------------------------
Clear Channel Communications, Inc.                 303,700          10,793,498
-------------------------------------------------------------------------------
Comcast Corp., Cl. A 2                             186,400           7,890,312
-------------------------------------------------------------------------------
DirecTV Group, Inc. (The) 2                        147,500           3,678,650
-------------------------------------------------------------------------------
EchoStar Communications Corp.,
Cl. A 1,2                                           71,900           2,734,357
-------------------------------------------------------------------------------
Gannett Co., Inc.                                   33,800           2,043,548
-------------------------------------------------------------------------------
Idearc, Inc. 2                                      16,252             465,620
-------------------------------------------------------------------------------
Liberty Global, Inc., Series A 1,2                  39,000           1,136,850
-------------------------------------------------------------------------------
Liberty Media Holding Corp.-Capital,
Series A 1,2                                        60,900           5,966,982
-------------------------------------------------------------------------------
Live Nation, Inc. 2                                  3,100              69,440
-------------------------------------------------------------------------------
McGraw-Hill Cos., Inc. (The)                       122,000           8,298,440
-------------------------------------------------------------------------------
News Corp., Inc., Cl. A                            450,400           9,674,592
-------------------------------------------------------------------------------
Omnicom Group, Inc. 1                               92,700           9,690,858
-------------------------------------------------------------------------------
Time Warner, Inc.                                  684,800          14,914,944
-------------------------------------------------------------------------------
Viacom, Inc., Cl. B 2                              229,573           9,419,380
-------------------------------------------------------------------------------
Walt Disney Co. (The)                              324,300          11,113,761
                                                               ----------------
                                                                    99,556,244

-------------------------------------------------------------------------------
MULTILINE RETAIL--2.8%
Big Lots, Inc. 1,2                                  27,000             618,840
-------------------------------------------------------------------------------
Dillard's, Inc., Cl. A 1                            23,500             821,795
-------------------------------------------------------------------------------
Dollar Tree Stores, Inc. 1,2                        33,500           1,008,350
-------------------------------------------------------------------------------
Family Dollar Stores, Inc.                          28,300             830,039
-------------------------------------------------------------------------------
Federated Department Stores, Inc.                  315,300          12,022,389
-------------------------------------------------------------------------------
J.C. Penney Co., Inc. (Holding Co.) 1              134,600          10,412,656
-------------------------------------------------------------------------------
Kohl's Corp. 2                                     178,800          12,235,284
-------------------------------------------------------------------------------
Nordstrom, Inc.                                    215,600          10,637,704
-------------------------------------------------------------------------------
Sears Holdings Corp. 2                              35,900           6,028,687
-------------------------------------------------------------------------------
Target Corp.                                        80,600           4,598,230
                                                               ----------------
                                                                    59,213,974

-------------------------------------------------------------------------------
SPECIALTY RETAIL--4.1%
Abercrombie & Fitch Co., Cl. A 1                     9,800             682,374
-------------------------------------------------------------------------------
Aeropostale, Inc. 1,2                               13,800             426,006
-------------------------------------------------------------------------------
American Eagle Outfitters, Inc.                     19,950             622,640
-------------------------------------------------------------------------------
AnnTaylor Stores Corp. 2                            15,300             502,452
-------------------------------------------------------------------------------
AutoNation, Inc. 1,2                                16,700             356,044
-------------------------------------------------------------------------------
AutoZone, Inc. 1,2                                   5,700             658,692

                                                                         VALUE
                                                    SHARES          SEE NOTE 1
-------------------------------------------------------------------------------
SPECIALTY RETAIL Continued
Barnes & Noble, Inc.                                14,100     $       559,911
-------------------------------------------------------------------------------
Best Buy Co., Inc.                                 168,000           8,263,920
-------------------------------------------------------------------------------
Charming Shoppes, Inc. 1,2                           3,700              50,061
-------------------------------------------------------------------------------
Circuit City Stores, Inc./Circuit City
Group 1                                             22,400             425,152
-------------------------------------------------------------------------------
Dick's Sporting Goods, Inc. 2                        9,100             445,809
-------------------------------------------------------------------------------
Dress Barn, Inc. (The) 1,2                          17,300             403,609
-------------------------------------------------------------------------------
DSW, Inc., Cl. A 1,2                                   700              26,999
-------------------------------------------------------------------------------
Gap, Inc. (The)                                    383,800           7,484,100
-------------------------------------------------------------------------------
Group 1 Automotive, Inc. 1                           4,500             232,740
-------------------------------------------------------------------------------
Gymboree Corp. 2                                    10,800             412,128
-------------------------------------------------------------------------------
Home Depot, Inc.                                   645,900          25,939,344
-------------------------------------------------------------------------------
Limited Brands, Inc.                               198,300           5,738,802
-------------------------------------------------------------------------------
Lowe's Cos., Inc.                                  141,700           4,413,955
-------------------------------------------------------------------------------
Men's Wearhouse, Inc. (The) 1                       17,800             681,028
-------------------------------------------------------------------------------
Office Depot, Inc. 2                               256,100           9,775,337
-------------------------------------------------------------------------------
OfficeMax, Inc.                                     11,600             575,940
-------------------------------------------------------------------------------
Payless ShoeSource, Inc. 2                          15,800             518,556
-------------------------------------------------------------------------------
RadioShack Corp. 1                                  17,100             286,938
-------------------------------------------------------------------------------
Rent-A-Center, Inc. 1,2                             14,400             424,944
-------------------------------------------------------------------------------
Ross Stores, Inc. 1                                 19,600             574,280
-------------------------------------------------------------------------------
Select Comfort Corp. 1,2                             7,600             132,164
-------------------------------------------------------------------------------
Staples, Inc.                                      253,500           6,768,450
-------------------------------------------------------------------------------
TJX Cos., Inc. (The)                               387,000          11,037,240
                                                               ----------------
                                                                    88,419,615

-------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.3%
Brown Shoe Co., Inc.                                 5,600             267,344
-------------------------------------------------------------------------------
Coach, Inc. 2                                      117,100           5,030,616
-------------------------------------------------------------------------------
Jones Apparel Group, Inc.                           11,800             394,474
-------------------------------------------------------------------------------
Polo Ralph Lauren Corp. 1                            7,700             597,982
-------------------------------------------------------------------------------
Skechers USA, Inc., Cl. A 1,2                        1,400              46,634
-------------------------------------------------------------------------------
Wolverine World Wide, Inc. 1                         7,500             213,900
                                                               ----------------
                                                                     6,550,950

-------------------------------------------------------------------------------
CONSUMER STAPLES--5.5%
-------------------------------------------------------------------------------
BEVERAGES--0.6%
Coca-Cola Co. (The)                                 87,600           4,226,700
-------------------------------------------------------------------------------
Molson Coors Brewing Co., Cl. B                      4,900             374,556
-------------------------------------------------------------------------------
PepsiCo, Inc.                                      132,750           8,303,513
                                                               ----------------
                                                                    12,904,769

-------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.6%
Kroger Co. (The)                                   305,900           7,057,113
-------------------------------------------------------------------------------
Safeway, Inc.                                      249,900           8,636,544
-------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                              386,900          17,867,042
                                                               ----------------
                                                                    33,560,699

                                                                         VALUE
                                                    SHARES          SEE NOTE 1
-------------------------------------------------------------------------------
FOOD PRODUCTS--0.3%
ConAgra Foods, Inc.                                162,900     $     4,398,300
-------------------------------------------------------------------------------
Dean Foods Co. 2                                     4,300             181,804
-------------------------------------------------------------------------------
Heinz (H.J.) Co.                                    17,300             778,673
-------------------------------------------------------------------------------
Kraft Foods, Inc., Cl. A 1                          28,600           1,021,020
-------------------------------------------------------------------------------
Sara Lee Corp.                                      66,200           1,127,386
                                                               ----------------
                                                                     7,507,183

-------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.1%
Energizer Holdings, Inc. 1,2                         5,600             397,544
-------------------------------------------------------------------------------
Procter & Gamble Co. (The)                         366,615          23,562,346
                                                               ----------------
                                                                    23,959,890

-------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.1%
Avon Products, Inc.                                 71,300           2,355,752
-------------------------------------------------------------------------------
NBTY, Inc. 2                                        13,900             577,823
                                                               ----------------
                                                                     2,933,575

-------------------------------------------------------------------------------
TOBACCO--1.8%
Altria Group, Inc.                                 414,700          35,589,554
-------------------------------------------------------------------------------
Reynolds American, Inc. 1                           22,900           1,499,263
-------------------------------------------------------------------------------
UST, Inc.                                           11,800             686,760
                                                               ----------------
                                                                    37,775,577

-------------------------------------------------------------------------------
ENERGY--8.3%
-------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.3%
Grey Wolf, Inc. 1,2                                 30,300             207,858
-------------------------------------------------------------------------------
Halliburton Co.                                    118,500           3,679,425
-------------------------------------------------------------------------------
Lone Star Technologies, Inc. 2                       4,400             213,004
-------------------------------------------------------------------------------
Parker Drilling Co. 2                               24,100             196,897
-------------------------------------------------------------------------------
Seacor Holdings, Inc. 1,2                            5,300             525,442
-------------------------------------------------------------------------------
Tidewater, Inc. 1                                   10,100             488,436
-------------------------------------------------------------------------------
Veritas DGC, Inc. 2                                  9,000             770,670
                                                               ----------------
                                                                     6,081,732

-------------------------------------------------------------------------------
OIL & GAS--8.0%
Chevron Corp.                                      423,026          31,105,102
-------------------------------------------------------------------------------
ConocoPhillips                                     363,783          26,174,187
-------------------------------------------------------------------------------
Devon Energy Corp.                                 105,700           7,090,356
-------------------------------------------------------------------------------
Exxon Mobil Corp.                                1,021,316          78,263,445
-------------------------------------------------------------------------------
Foundation Coal Holdings, Inc. 1                     5,800             184,208
-------------------------------------------------------------------------------
Frontier Oil Corp. 1                                22,700             652,398
-------------------------------------------------------------------------------
General Maritime Corp. 1                             5,900             207,621
-------------------------------------------------------------------------------
Hess Corp.                                          91,900           4,555,483
-------------------------------------------------------------------------------
Holly Corp.                                          9,600             493,440
-------------------------------------------------------------------------------
Marathon Oil Corp.                                 142,300          13,162,750
-------------------------------------------------------------------------------
Occidental Petroleum Corp.                          96,052           4,690,219
-------------------------------------------------------------------------------
OMI Corp. 1                                         10,600             224,402

                                                                         VALUE
                                                    SHARES          SEE NOTE 1
-------------------------------------------------------------------------------
OIL & GAS Continued
Overseas Shipholding Group, Inc. 1                   8,500     $       478,550
-------------------------------------------------------------------------------
Paramount Resources Ltd., Cl. A 2                  103,700           2,134,202
-------------------------------------------------------------------------------
Sunoco, Inc.                                        21,000           1,309,560
-------------------------------------------------------------------------------
Tesoro Corp.                                         8,700             572,199
-------------------------------------------------------------------------------
USEC, Inc. 1,2                                      32,100             408,312
                                                               ----------------
                                                                   171,706,434

-------------------------------------------------------------------------------
FINANCIALS--20.6%
-------------------------------------------------------------------------------
CAPITAL MARKETS--4.4%
Ameriprise Financial, Inc.                         131,200           7,150,400
-------------------------------------------------------------------------------
Bear Stearns Cos., Inc. (The)                       69,100          11,248,098
-------------------------------------------------------------------------------
BlackRock, Inc. 1                                   19,100           2,901,290
-------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                     68,800          13,715,280
-------------------------------------------------------------------------------
Janus Capital Group, Inc.                           19,000             410,210
-------------------------------------------------------------------------------
Knight Capital Group, Inc., Cl. A 1,2               16,800             322,056
-------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                     191,600          14,967,792
-------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                          281,500          26,207,650
-------------------------------------------------------------------------------
Morgan Stanley                                     205,200          16,709,436
-------------------------------------------------------------------------------
Piper Jaffray Cos., Inc. 2                           3,200             208,480
                                                               ----------------
                                                                    93,840,692

-------------------------------------------------------------------------------
COMMERCIAL BANKS--3.0%
M&T Bank Corp.                                       7,500             916,200
-------------------------------------------------------------------------------
U.S. Bancorp                                       386,170          13,975,492
-------------------------------------------------------------------------------
Wachovia Corp.                                     333,893          19,015,206
-------------------------------------------------------------------------------
Wells Fargo & Co.                                  836,800          29,756,608
                                                               ----------------
                                                                    63,663,506

-------------------------------------------------------------------------------
CONSUMER FINANCE--0.4%
AmeriCredit Corp. 1,2                               47,900           1,205,643
-------------------------------------------------------------------------------
Capital One Financial Corp.                         81,000           6,222,420
-------------------------------------------------------------------------------
First Marblehead Corp. (The) 1                       9,750             532,838
-------------------------------------------------------------------------------
World Acceptance Corp. 1,2                           2,700             126,765
                                                               ----------------
                                                                     8,087,666

-------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--6.5%
Bank of America Corp.                              899,009          47,998,091
-------------------------------------------------------------------------------
Chicago Mercantile Exchange (The)                    6,200           3,160,450
-------------------------------------------------------------------------------
Citigroup, Inc.                                    850,788          47,388,892
-------------------------------------------------------------------------------
International Securities Exchange,
Inc., Cl. A 1                                        5,700             266,703
-------------------------------------------------------------------------------
JPMorgan Chase & Co.                               829,744          40,076,635
                                                               ----------------
                                                                   138,890,771

-------------------------------------------------------------------------------
INSURANCE--4.3%
ACE Ltd.                                            83,500           5,057,595
-------------------------------------------------------------------------------
Allstate Corp.                                     111,700           7,272,787
-------------------------------------------------------------------------------
AMBAC Financial Group, Inc.                          6,700             596,769

                                                                         VALUE
                                                    SHARES          SEE NOTE 1
-------------------------------------------------------------------------------
INSURANCE Continued
American International Group, Inc.                 423,340     $    30,336,544
-------------------------------------------------------------------------------
Assurant, Inc. 1                                    16,500             911,625
-------------------------------------------------------------------------------
CNA Financial Corp. 2                                6,200             249,984
-------------------------------------------------------------------------------
Hanover Insurance Group, Inc.                       10,000             488,000
-------------------------------------------------------------------------------
Lincoln National Corp.                              85,759           5,694,398
-------------------------------------------------------------------------------
Loews Corp.                                        197,500           8,190,325
-------------------------------------------------------------------------------
MBIA, Inc. 1                                        14,200           1,037,452
-------------------------------------------------------------------------------
MetLife, Inc. 1                                    171,700          10,132,017
-------------------------------------------------------------------------------
Nationwide Financial Services, Inc.,
Cl. A 1                                              6,100             330,620
-------------------------------------------------------------------------------
Old Republic International Corp.                       200               4,656
-------------------------------------------------------------------------------
Partnerre Holdings Ltd. 1                            3,000             213,090
-------------------------------------------------------------------------------
Principal Financial Group, Inc. (The)              139,000           8,159,300
-------------------------------------------------------------------------------
Prudential Financial, Inc. 1                        19,200           1,648,512
-------------------------------------------------------------------------------
RenaissanceRe Holdings Ltd.                          3,700             222,000
-------------------------------------------------------------------------------
Safeco Corp.                                         8,200             512,910
-------------------------------------------------------------------------------
Safety Insurance Group, Inc. 1                       1,900              96,349
-------------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)                222,200          11,929,918
-------------------------------------------------------------------------------
Zenith National Insurance Corp.                      3,200             150,112
                                                               ----------------
                                                                    93,234,963

-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS--0.0%
CapitalSource, Inc. 1                                5,800             158,398
-------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--2.0%
Astoria Financial Corp. 1                            1,050              31,668
-------------------------------------------------------------------------------
Corus Bankshares, Inc. 1                             3,100              71,517
-------------------------------------------------------------------------------
Countrywide Financial Corp.                        236,500          10,039,425
-------------------------------------------------------------------------------
Fannie Mae                                         245,100          14,556,489
-------------------------------------------------------------------------------
Freddie Mac                                        246,800          16,757,720
-------------------------------------------------------------------------------
MGIC Investment Corp. 1                              7,700             481,558
-------------------------------------------------------------------------------
PMI Group, Inc. (The) 1                             15,800             745,286
-------------------------------------------------------------------------------
Radian Group, Inc. 1                                18,300             986,553
                                                               ----------------
                                                                    43,670,216

-------------------------------------------------------------------------------
HEALTH CARE--11.6%
-------------------------------------------------------------------------------
BIOTECHNOLOGY--0.4%
Amgen, Inc. 2                                       85,900           5,867,829
-------------------------------------------------------------------------------
Biogen Idec, Inc. 1,2                               59,400           2,921,886
                                                               ----------------
                                                                     8,789,715

-------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.6%
Advanced Medical Optics, Inc. 1,2                    7,500             264,000
-------------------------------------------------------------------------------
Becton, Dickinson & Co.                             26,400           1,851,960
-------------------------------------------------------------------------------
Boston Scientific Corp. 2                           30,200             518,836
-------------------------------------------------------------------------------
Edwards Lifesciences Corp. 1,2                       7,300             343,392
-------------------------------------------------------------------------------
Immucor, Inc. 1,2                                   14,300             417,989
-------------------------------------------------------------------------------
Medtronic, Inc.                                     17,900             957,829

                                                                         VALUE
                                                    SHARES          SEE NOTE 1
-------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES Continued
Mentor Corp. 1                                       9,700     $       474,039
-------------------------------------------------------------------------------
Stryker Corp.                                       13,800             760,518
-------------------------------------------------------------------------------
Zimmer Holdings, Inc. 2                             85,900           6,732,842
                                                               ----------------
                                                                    12,321,405

-------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--4.2%
Aetna, Inc.                                        247,000          10,665,460
-------------------------------------------------------------------------------
AMERIGROUP Corp. 1,2                                12,300             441,447
-------------------------------------------------------------------------------
AmerisourceBergen Corp. 1                           45,300           2,036,688
-------------------------------------------------------------------------------
Cardinal Health, Inc.                                7,700             496,111
-------------------------------------------------------------------------------
Caremark Rx, Inc.                                  235,000          13,420,850
-------------------------------------------------------------------------------
Centene Corp. 1,2                                   12,800             314,496
-------------------------------------------------------------------------------
CIGNA Corp.                                         44,000           5,789,080
-------------------------------------------------------------------------------
Coventry Health Care, Inc. 2                        12,200             610,610
-------------------------------------------------------------------------------
Humana, Inc. 2                                     108,800           6,017,728
-------------------------------------------------------------------------------
Laboratory Corp. of America
Holdings 1,2                                        15,800           1,160,826
-------------------------------------------------------------------------------
Lincare Holdings, Inc. 1,2                           1,000              39,840
-------------------------------------------------------------------------------
McKesson Corp.                                     128,600           6,520,020
-------------------------------------------------------------------------------
Medco Health Solutions, Inc. 2                      13,800             737,472
-------------------------------------------------------------------------------
UnitedHealth Group, Inc.                           444,948          23,907,056
-------------------------------------------------------------------------------
WellCare Health Plans, Inc. 1,2                      5,100             351,390
-------------------------------------------------------------------------------
WellPoint, Inc. 2                                  228,812          18,005,216
                                                               ----------------
                                                                    90,514,290

-------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY--0.0%
Emdeon Corp. 1,2                                    30,900             382,851
-------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--0.3%
Applera Corp./Applied Biosystems
Group                                               38,300           1,405,227
-------------------------------------------------------------------------------
Thermo Fisher Scientific, Inc. 2                   117,100           5,303,459
                                                               ----------------
                                                                     6,708,686

-------------------------------------------------------------------------------
PHARMACEUTICALS--6.1%
Abbott Laboratories                                134,500           6,551,495
-------------------------------------------------------------------------------
Eli Lilly & Co.                                     21,900           1,140,990
-------------------------------------------------------------------------------
Endo Pharmaceuticals Holdings, Inc. 1,2             20,500             565,390
-------------------------------------------------------------------------------
Forest Laboratories, Inc. 1,2                      193,400           9,786,040
-------------------------------------------------------------------------------
Johnson & Johnson                                  598,506          39,513,366
-------------------------------------------------------------------------------
King Pharmaceuticals, Inc. 2                        22,200             353,424
-------------------------------------------------------------------------------
Merck & Co., Inc.                                  590,400          25,741,440
-------------------------------------------------------------------------------
Mylan Laboratories, Inc.                            18,400             367,264
-------------------------------------------------------------------------------
Pfizer, Inc.                                     1,688,500          43,732,150
-------------------------------------------------------------------------------
Watson Pharmaceuticals, Inc. 2                      12,400             322,772
-------------------------------------------------------------------------------
Wyeth                                               49,900           2,540,908
                                                               ----------------
                                                                   130,615,239

                                                                         VALUE
                                                    SHARES          SEE NOTE 1
-------------------------------------------------------------------------------
INDUSTRIALS--10.6%
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.1%
Armor Holdings, Inc. 1,2                             4,000     $       219,400
-------------------------------------------------------------------------------
General Dynamics Corp.                             162,300          12,067,005
-------------------------------------------------------------------------------
Honeywell International, Inc.                      270,000          12,214,800
-------------------------------------------------------------------------------
Lockheed Martin Corp.                              166,300          15,311,241
-------------------------------------------------------------------------------
Northrop Grumman Corp.                             192,000          12,998,400
-------------------------------------------------------------------------------
Orbital Sciences Corp. 1,2                           1,200              22,128
-------------------------------------------------------------------------------
Raytheon Co.                                       252,400          13,326,720
-------------------------------------------------------------------------------
United Technologies Corp.                           17,100           1,069,092
                                                               ----------------
                                                                    67,228,786

-------------------------------------------------------------------------------
AIRLINES--0.1%
AMR Corp. 1,2                                       20,900             631,807
-------------------------------------------------------------------------------
Continental Airlines, Inc., Cl. B 1,2               23,100             952,875
                                                               ----------------
                                                                     1,584,682

-------------------------------------------------------------------------------
BUILDING PRODUCTS--0.0%
Masco Corp.                                         27,400             818,438
-------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.2%
Administaff, Inc. 1                                  9,600             410,592
-------------------------------------------------------------------------------
Corrections Corp. of America 2                       5,900             266,857
-------------------------------------------------------------------------------
Covanta Holding Corp. 1,2                           14,900             328,396
-------------------------------------------------------------------------------
Deluxe Corp. 1                                      14,400             362,880
-------------------------------------------------------------------------------
Harland (John H.) Co. 1                              4,400             220,880
-------------------------------------------------------------------------------
Ikon Office Solutions, Inc. 1                        7,700             126,049
-------------------------------------------------------------------------------
Labor Ready, Inc. 1,2                               22,200             406,926
-------------------------------------------------------------------------------
Manpower, Inc.                                      15,700           1,176,401
-------------------------------------------------------------------------------
Watson Wyatt & Co. Holdings 1                        2,700             121,905
                                                               ----------------
                                                                     3,420,886

-------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.1%
Chicago Bridge & Iron Co. NV                        15,000             410,100
-------------------------------------------------------------------------------
EMCOR Group, Inc. 2                                  7,100             403,635
-------------------------------------------------------------------------------
Granite Construction, Inc. 1                        12,500             629,000
                                                               ----------------
                                                                     1,442,735

-------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.1%
Acuity Brands, Inc. 1                               11,900             619,276
-------------------------------------------------------------------------------
Belden CDT, Inc. 1                                   6,400             250,176
-------------------------------------------------------------------------------
Emerson Electric Co.                                17,800             784,802
-------------------------------------------------------------------------------
Regal-Beloit Corp. 1                                 2,700             141,777
                                                               ----------------
                                                                     1,796,031

-------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--4.0%
3M Co.                                              86,000           6,701,980
-------------------------------------------------------------------------------
General Electric Co.                             1,598,500          59,480,185
-------------------------------------------------------------------------------
Tyco International Ltd.                            616,200          18,732,480
                                                               ----------------
                                                                    84,914,645

                                                                         VALUE
                                                    SHARES          SEE NOTE 1
-------------------------------------------------------------------------------
MACHINERY--2.5%
AGCO Corp. 1,2                                      16,700     $       516,698
-------------------------------------------------------------------------------
Caterpillar, Inc.                                  235,700          14,455,481
-------------------------------------------------------------------------------
Cummins, Inc. 1                                      4,100             484,538
-------------------------------------------------------------------------------
Danaher Corp. 1                                    163,300          11,829,452
-------------------------------------------------------------------------------
Deere & Co.                                        111,400          10,590,798
-------------------------------------------------------------------------------
Eaton Corp.                                         92,800           6,972,992
-------------------------------------------------------------------------------
Gardner Denver, Inc. 1,2                             5,800             216,398
-------------------------------------------------------------------------------
Illinois Tool Works, Inc.                          126,900           5,861,511
-------------------------------------------------------------------------------
Ingersoll-Rand Co. Ltd., Cl. A 1                    25,900           1,013,467
-------------------------------------------------------------------------------
Kaydon Corp. 1                                       1,900              75,506
-------------------------------------------------------------------------------
Manitowoc Co., Inc. (The)                            6,400             380,352
-------------------------------------------------------------------------------
SPX Corp.                                           16,900           1,033,604
-------------------------------------------------------------------------------
Toro Co. (The) 1                                     9,700             452,311
-------------------------------------------------------------------------------
Valmont Industries, Inc. 1                           2,200             122,078
-------------------------------------------------------------------------------
Wabtec Corp.                                         2,600              78,988
                                                               ----------------
                                                                    54,084,174

-------------------------------------------------------------------------------
ROAD & RAIL--0.5%
CSX Corp.                                          236,000           8,125,480
-------------------------------------------------------------------------------
Kansas City Southern 1,2                             2,300              66,654
-------------------------------------------------------------------------------
Laidlaw International, Inc.                         12,700             386,461
-------------------------------------------------------------------------------
Norfolk Southern Corp.                              51,400           2,584,906
-------------------------------------------------------------------------------
Swift Transportation Co., Inc. 1,2                   8,200             215,414
                                                               ----------------
                                                                    11,378,915

-------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--19.8%
-------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--2.6%
ADTRAN, Inc. 1                                       8,800             199,760
-------------------------------------------------------------------------------
Arris Group, Inc. 2                                 34,900             436,599
-------------------------------------------------------------------------------
Avaya, Inc. 1,2                                     51,400             718,572
-------------------------------------------------------------------------------
Cisco Systems, Inc. 2                              983,100          26,868,123
-------------------------------------------------------------------------------
CommScope, Inc. 1,2                                 13,700             417,576
-------------------------------------------------------------------------------
InterDigital Communications Corp. 1,2                6,300             211,365
-------------------------------------------------------------------------------
Motorola, Inc.                                     774,200          15,917,552
-------------------------------------------------------------------------------
Polycom, Inc. 1,2                                   28,600             884,026
-------------------------------------------------------------------------------
QUALCOMM, Inc.                                     242,300           9,156,517
-------------------------------------------------------------------------------
UTStarcom, Inc. 1,2                                 47,000             411,250
                                                               ----------------
                                                                    55,221,340

-------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--4.8%
Brocade Communications Systems,
Inc. 1,2                                            58,100             477,001
-------------------------------------------------------------------------------
Dell, Inc. 2                                       823,700          20,666,633
-------------------------------------------------------------------------------
Diebold, Inc. 1                                     11,800             549,880
-------------------------------------------------------------------------------
EMC Corp. 1,2                                      896,400          11,832,480
-------------------------------------------------------------------------------
Emulex Corp. 1,2                                    20,600             401,906

                                                                         VALUE
                                                    SHARES          SEE NOTE 1
-------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS Continued
Hewlett-Packard Co.                                626,200     $    25,793,178
-------------------------------------------------------------------------------
International Business Machines
Corp.                                              383,300          37,237,595
-------------------------------------------------------------------------------
Lexmark International, Inc., Cl. A 1,2               9,800             717,360
-------------------------------------------------------------------------------
NCR Corp. 2                                         13,800             590,088
-------------------------------------------------------------------------------
Network Appliance, Inc. 2                           98,500           3,869,080
-------------------------------------------------------------------------------
QLogic Corp. 2                                      18,400             403,328
                                                               ----------------
                                                                   102,538,529

-------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.5%
Agilent Technologies, Inc. 2                       246,200           8,580,070
-------------------------------------------------------------------------------
Avnet, Inc. 1,2                                     11,700             298,701
-------------------------------------------------------------------------------
AVX Corp. 1                                         10,500             155,295
-------------------------------------------------------------------------------
Plexus Corp. 1,2                                     1,800              42,984
-------------------------------------------------------------------------------
Solectron Corp. 2                                   37,100             119,462
-------------------------------------------------------------------------------
Tech Data Corp. 2                                   13,300             503,671
-------------------------------------------------------------------------------
Tektronix, Inc.                                     10,100             294,617
-------------------------------------------------------------------------------
Vishay Intertechnology, Inc. 1,2                    21,600             292,464
                                                               ----------------
                                                                    10,287,264

-------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--1.4%
Digital River, Inc. 1,2                              5,800             323,582
-------------------------------------------------------------------------------
EarthLink, Inc. 1,2                                 34,500             244,950
-------------------------------------------------------------------------------
Google, Inc., Cl. A 2                               57,900          26,661,792
-------------------------------------------------------------------------------
Sohu.com, Inc. 2                                     2,500              60,000
-------------------------------------------------------------------------------
United Online, Inc. 1                               32,500             431,600
-------------------------------------------------------------------------------
ValueClick, Inc. 1,2                                14,400             340,272
-------------------------------------------------------------------------------
VeriSign, Inc. 1,2                                  21,600             519,480
-------------------------------------------------------------------------------
WebEx Communications, Inc. 1,2                       5,700             198,873
-------------------------------------------------------------------------------
Websense, Inc. 1,2                                  12,100             276,243
                                                               ----------------
                                                                    29,056,792

-------------------------------------------------------------------------------
IT SERVICES--1.5%
Acxiom Corp.                                         8,700             223,155
-------------------------------------------------------------------------------
Affiliated Computer Services, Inc.,
Cl. A 2                                                800              39,072
-------------------------------------------------------------------------------
BISYS Group, Inc. (The) 1,2                          1,900              24,529
-------------------------------------------------------------------------------
Ceridian Corp. 1,2                                  15,500             433,690
-------------------------------------------------------------------------------
Computer Sciences Corp. 2                           15,000             800,550
-------------------------------------------------------------------------------
Convergys Corp. 2                                   23,100             549,318
-------------------------------------------------------------------------------
CSG Systems International, Inc. 2                    7,400             197,802
-------------------------------------------------------------------------------
DST Systems, Inc. 1,2                                9,000             563,670
-------------------------------------------------------------------------------
Electronic Data Systems Corp.                      223,400           6,154,670
-------------------------------------------------------------------------------
First Data Corp. 1                                 507,100          12,941,192
-------------------------------------------------------------------------------
Fiserv, Inc. 2                                      11,300             592,346
-------------------------------------------------------------------------------
Gartner, Inc., Cl. A 2                               4,500              89,055
-------------------------------------------------------------------------------
Hewitt Associates, Inc. 1,2                            900              23,175

                                                                         VALUE
                                                    SHARES          SEE NOTE 1
-------------------------------------------------------------------------------
IT SERVICES Continued
MPS Group, Inc. 1,2                                 15,000     $       212,700
-------------------------------------------------------------------------------
Paychex, Inc.                                      138,400           5,472,336
-------------------------------------------------------------------------------
Sabre Holdings Corp.                                20,300             647,367
-------------------------------------------------------------------------------
Western Union Co.                                  167,900           3,764,318
                                                               ----------------
                                                                    32,728,945

-------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.5%
Xerox Corp. 2                                      677,700          11,487,015
-------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.8%
Agere Systems, Inc. 2                               20,300             389,151
-------------------------------------------------------------------------------
Altera Corp. 2                                      28,900             568,752
-------------------------------------------------------------------------------
Amkor Technology, Inc. 1,2                          42,200             394,148
-------------------------------------------------------------------------------
Analog Devices, Inc.                               322,800          10,610,436
-------------------------------------------------------------------------------
Applied Materials, Inc.                            586,600          10,822,770
-------------------------------------------------------------------------------
Atmel Corp. 2                                       12,000              72,600
-------------------------------------------------------------------------------
Cymer, Inc. 1,2                                      9,200             404,340
-------------------------------------------------------------------------------
Fairchild Semiconductor
International, Inc., Cl. A 1,2                         600              10,086
-------------------------------------------------------------------------------
Hittite Microwave Corp. 1,2                          6,200             200,384
-------------------------------------------------------------------------------
Integrated Device Technology, Inc. 2                50,500             781,740
-------------------------------------------------------------------------------
Intel Corp.                                      1,298,800          26,300,700
-------------------------------------------------------------------------------
Intersil Corp., Cl. A                               23,100             552,552
-------------------------------------------------------------------------------
Linear Technology Corp.                             19,200             582,144
-------------------------------------------------------------------------------
LSI Logic Corp. 1,2                                 60,500             544,500
-------------------------------------------------------------------------------
Micrel, Inc. 1,2                                    23,100             249,018
-------------------------------------------------------------------------------
Micron Technology, Inc. 2                          253,300           3,536,068
-------------------------------------------------------------------------------
National Semiconductor Corp. 1                      31,200             708,240
-------------------------------------------------------------------------------
Novellus Systems, Inc. 1,2                          18,000             619,560
-------------------------------------------------------------------------------
NVIDIA Corp. 2                                     206,000           7,624,060
-------------------------------------------------------------------------------
OmniVision Technologies, Inc. 1,2                   22,200             303,030
-------------------------------------------------------------------------------
Silicon Image, Inc. 1,2                             31,800             404,496
-------------------------------------------------------------------------------
Teradyne, Inc. 1,2                                  36,000             538,560
-------------------------------------------------------------------------------
Texas Instruments, Inc.                            532,400          15,333,120
-------------------------------------------------------------------------------
Varian Semiconductor Equipment
Associates, Inc. 1,2                                12,500             569,000
-------------------------------------------------------------------------------
Verigy Ltd. 2                                       29,347             520,909
                                                               ----------------
                                                                    82,640,364

-------------------------------------------------------------------------------
SOFTWARE--4.7%
Amdocs Ltd. 2                                       11,000             426,250
-------------------------------------------------------------------------------
BEA Systems, Inc. 2                                 82,800           1,041,624
-------------------------------------------------------------------------------
BMC Software, Inc. 2                                39,700           1,278,340
-------------------------------------------------------------------------------
CA, Inc. 1                                         201,700           4,568,505
-------------------------------------------------------------------------------
Cadence Design Systems, Inc. 1,2                    34,800             623,268
-------------------------------------------------------------------------------
Check Point Software Technologies
Ltd. 2                                               7,900             173,168

                                                                         VALUE
                                                    SHARES          SEE NOTE 1
-------------------------------------------------------------------------------
SOFTWARE Continued
Cognos, Inc. 1,2                                     5,400     $       229,284
-------------------------------------------------------------------------------
Compuware Corp. 2                                   61,900             515,627
-------------------------------------------------------------------------------
Fair Isaac Corp. 1                                  19,800             804,870
-------------------------------------------------------------------------------
Hyperion Solutions Corp. 2                          13,300             478,002
-------------------------------------------------------------------------------
Intuit, Inc. 2                                     338,400          10,324,584
-------------------------------------------------------------------------------
McAfee, Inc. 2                                      20,800             590,304
-------------------------------------------------------------------------------
Mentor Graphics Corp. 1,2                           23,500             423,705
-------------------------------------------------------------------------------
MICROS Systems, Inc. 1,2                             5,500             289,850
-------------------------------------------------------------------------------
Microsoft Corp.                                  1,362,700          40,690,222
-------------------------------------------------------------------------------
MicroStrategy, Inc., Cl. A 1,2                       3,600             410,436
-------------------------------------------------------------------------------
Novell, Inc. 2                                      36,700             227,540
-------------------------------------------------------------------------------
Oracle Corp. 2                                   1,336,100          22,900,754
-------------------------------------------------------------------------------
Sybase, Inc. 1,2                                    21,500             531,050
-------------------------------------------------------------------------------
Symantec Corp. 1,2                                 627,300          13,079,205
-------------------------------------------------------------------------------
Synopsys, Inc. 2                                    37,600           1,005,048
-------------------------------------------------------------------------------
TIBCO Software, Inc. 2                               6,500              61,360
                                                               ----------------
                                                                   100,672,996

-------------------------------------------------------------------------------
MATERIALS--3.7%
-------------------------------------------------------------------------------
CHEMICALS--1.3%
Air Products & Chemicals, Inc.                      30,900           2,171,652
-------------------------------------------------------------------------------
Albemarle Corp. 1                                    7,500             538,500
-------------------------------------------------------------------------------
Ashland, Inc. 1                                      8,700             601,866
-------------------------------------------------------------------------------
Dow Chemical Co. (The)                             324,900          12,976,506
-------------------------------------------------------------------------------
Fuller (H.B.) Co. 1                                  9,600             247,872
-------------------------------------------------------------------------------
Hercules, Inc. 2                                    26,800             517,508
-------------------------------------------------------------------------------
Lubrizol Corp. (The)                                 7,100             355,923
-------------------------------------------------------------------------------
Lyondell Chemical Co. 1                             31,000             792,670
-------------------------------------------------------------------------------
NewMarket Corp. 1                                    6,700             395,635
-------------------------------------------------------------------------------
OM Group, Inc. 2                                     8,800             398,464
-------------------------------------------------------------------------------
PPG Industries, Inc. 1                              60,000           3,852,600
-------------------------------------------------------------------------------
Rohm & Haas Co. 1                                   88,400           4,519,008
-------------------------------------------------------------------------------
Tronox, Inc., Cl. B 1                                1,019              16,090
                                                               ----------------
                                                                    27,384,294

-------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.0%
Eagle Materials, Inc. 1                             11,700             505,791
-------------------------------------------------------------------------------
Headwaters, Inc. 1,2                                17,600             421,696
                                                               ----------------
                                                                       927,487

-------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.1%
Packaging Corp. of America                           4,100              90,610
-------------------------------------------------------------------------------
Pactiv Corp. 2                                      28,600           1,020,734
                                                               ----------------
                                                                     1,111,344

                                                                         VALUE
                                                    SHARES          SEE NOTE 1
-------------------------------------------------------------------------------
METALS & MINING--2.3%
AK Steel Holding Corp. 1,2                          38,300     $       647,270
-------------------------------------------------------------------------------
Alcoa, Inc.                                        326,400           9,795,264
-------------------------------------------------------------------------------
Carpenter Technology Corp.                           9,300             953,436
-------------------------------------------------------------------------------
Chaparral Steel Co.                                 10,600             469,262
-------------------------------------------------------------------------------
Cleveland-Cliffs, Inc. 1                             8,800             426,272
-------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold,
Inc., Cl. B 1                                       80,600           4,491,838
-------------------------------------------------------------------------------
Nucor Corp.                                        211,600          11,566,056
-------------------------------------------------------------------------------
Oregon Steel Mills, Inc. 2                           5,000             312,050
-------------------------------------------------------------------------------
Phelps Dodge Corp.                                 110,100          13,181,172
-------------------------------------------------------------------------------
Quanex Corp. 1                                       9,550             330,335
-------------------------------------------------------------------------------
Southern Copper Corp. 1                            103,000           5,550,670
-------------------------------------------------------------------------------
Steel Dynamics, Inc. 1                              20,500             665,225
-------------------------------------------------------------------------------
United States Steel Corp.                           13,000             950,820
                                                               ----------------
                                                                    49,339,670

-------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.0%
Louisiana-Pacific Corp. 1                           14,500             312,185
-------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--4.9%
-------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--3.9%
AT&T, Inc.                                         787,178          28,141,614
-------------------------------------------------------------------------------
BellSouth Corp.                                    478,000          22,518,580
-------------------------------------------------------------------------------
CenturyTel, Inc. 1                                  25,500           1,113,330
-------------------------------------------------------------------------------
Citizens Communications Co.                         33,700             484,269
-------------------------------------------------------------------------------
Embarq Corp.                                        10,196             535,902
-------------------------------------------------------------------------------
Qwest Communications International,
Inc. 2                                              50,500             422,685
-------------------------------------------------------------------------------
Verizon Communications, Inc.                       806,656          30,039,869
                                                               ----------------
                                                                    83,256,249

-------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--1.0%
Dobson Communications Corp.,
Cl. A 2                                             20,500             178,555
-------------------------------------------------------------------------------
Sprint Nextel Corp.                              1,084,223          20,480,972
-------------------------------------------------------------------------------
Telephone & Data Systems, Inc. 1                    12,400             673,692
                                                               ----------------
                                                                    21,333,219

-------------------------------------------------------------------------------
UTILITIES--0.5%
-------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.1%
American Electric Power Co., Inc.                   48,000           2,043,840
-------------------------------------------------------------------------------
Progress Energy, Inc., Contingent
Value Obligation 2,3                                32,000               9,920
                                                               ----------------
                                                                     2,053,760

-------------------------------------------------------------------------------
GAS UTILITIES--0.0%
ONEOK, Inc.                                         13,800             595,056

                                                                         VALUE
                                                    SHARES          SEE NOTE 1
-------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--0.4%
Alliant Energy Corp.                                 2,900     $       109,533
-------------------------------------------------------------------------------
Avista Corp. 1                                       2,100              53,151
-------------------------------------------------------------------------------
CenterPoint Energy, Inc. 1                          29,600             490,768
-------------------------------------------------------------------------------
PG&E Corp.                                         184,200           8,718,185
                                                               ----------------
                                                                     9,371,637
                                                               ----------------
Total Common Stocks
(Cost $1,746,543,505)                                            2,132,215,373

-------------------------------------------------------------------------------
PREFERRED STOCKS--0.0%
-------------------------------------------------------------------------------
Wachovia Corp., Dividend Equalization
Preferred Shares (Cost $0)                           6,000                  15

                                                     UNITS
-------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
-------------------------------------------------------------------------------
Dime Bancorp, Inc. Wts., Exp. 1/2/10 2              31,900               4,626
-------------------------------------------------------------------------------
Lucent Technologies, Inc. Wts., Exp.
12/10/07 2                                           4,837               1,499
                                                               ----------------
Total Rights, Warrants and
Certificates (Cost $0)                                                   6,125

                                                    SHARES
-------------------------------------------------------------------------------
MONEY MARKET FUND--0.6%
-------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E, 5.25% 4,5
(Cost $12,793,527)                              12,793,527          12,793,527
-------------------------------------------------------------------------------
Total Investments, at Value
(excluding Investments Purchased
with Cash Collateral from Securities
Loaned) (Cost $1,759,337,032)                                    2,145,015,040

                                                 PRINCIPAL
                                                    AMOUNT
-------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LOANED--5.2% 6
-------------------------------------------------------------------------------
ASSET BACKED FLOATING NOTE--0.2%
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-HE1, Cl. A1, 5.41%,
1/25/07                                        $ 1,373,669           1,373,669
-------------------------------------------------------------------------------
Countrywide Asset-Backed Certificates,
Series 2005-17, Cl. 4AV1, 5.46%,
1/25/07                                            669,068             669,068
-------------------------------------------------------------------------------
Countrywide Asset-Backed Certificates,
Series 2006-2, Cl. 2A1, 5.42%,
1/25/07                                          1,656,970           1,656,970
-------------------------------------------------------------------------------
GSAA Home Equity Trust, Series
2005-15, Cl. 2A1, 5.44%, 1/25/07                 1,239,628           1,239,628
-------------------------------------------------------------------------------
Money Market Trust, Series
A-2, 5.43%, 1/16/07                              1,000,000           1,000,000
                                                               ----------------
                                                                     5,939,335

                      13 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                 PRINCIPAL               VALUE
                                                    AMOUNT          SEE NOTE 1
-------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--2.7%
Undivided interest of 1.40% in joint repurchase
agreement (Principal Amount/Value $4,100,000,000,
with a maturity value of $4,102,437,222) with
Nomura Securities, 5.35%, dated 12/29/06, to
be repurchased at $57,509,120 on 1/2/07,
collateralized by U.S. Agency Mortgages,
0.00%-22.12%, 3/15/14-5/1/46,
with a value of $4,182,000,000                 $57,474,954     $    57,474,954
-------------------------------------------------------------------------------
MASTER FLOATING NOTE--0.1%
Citigroup Global Markets, Inc.,
5.38%, 1/2/07                                    1,400,000           1,400,000
-------------------------------------------------------------------------------
MEDIUM-TERM FLOATING NOTE--2.0%
American Express Credit Corp.,
5.36%, 1/16/07                                   2,000,000           2,000,000
-------------------------------------------------------------------------------
Bear Stearns, 5.37%, 1/2/07                      2,000,000           2,000,000
-------------------------------------------------------------------------------
CC USA, Inc., 5.37%, 1/2/07                      2,000,000           2,000,000
-------------------------------------------------------------------------------
CC USA, Inc., 5.37%, 1/2/07                      3,000,000           3,000,000
-------------------------------------------------------------------------------
Citigroup Funding, Inc., 5.36%,
1/2/07                                           3,000,000           3,000,000
-------------------------------------------------------------------------------
Dorada Finance, Inc., 5.37%, 1/2/07              4,000,000           4,000,000
-------------------------------------------------------------------------------
Goldman Sachs Group, Inc., 5.47%,
1/2/07                                           4,000,000           4,000,000
-------------------------------------------------------------------------------
HSBC Finance Corp., 5.34%, 1/8/07                3,000,000           3,000,000
-------------------------------------------------------------------------------
Landsbanki Islands HF, 5.43%, 1/16/07            4,000,000           4,000,000
-------------------------------------------------------------------------------
LINKS Finance LLC, 5.37%, 1/2/07                 3,000,142           3,000,142

                                                 PRINCIPAL               VALUE
                                                    AMOUNT          SEE NOTE 1
-------------------------------------------------------------------------------
MEDIUM-TERM FLOATING NOTE Continued
MBIA Global Funding LLC, 5.36%,
1/30/07                                        $ 3,000,000     $     3,000,000
-------------------------------------------------------------------------------
MBIA Global Funding LLC, 5.37%,
1/2/07                                           2,500,000           2,500,000
-------------------------------------------------------------------------------
Sigma Finance, Inc., 5.37%, 1/2/07               3,000,000           3,000,000
-------------------------------------------------------------------------------
Tango Finance Corp., 5.38%, 1/2/07               4,498,874           4,498,874
                                                               ----------------
                                                                    42,999,016

-------------------------------------------------------------------------------
YANKEE FLOATING CERTIFICATE OF DEPOSIT--0.2%
Natexis Banques Populaires NY, 5.37%,
1/2/07                                           2,000,000           2,000,000
-------------------------------------------------------------------------------
Natexis Banques Populaires NY, 5.39%,
1/2/07                                           1,999,758           1,999,758
                                                               ----------------
                                                                     3,999,758
                                                               ----------------
Total Investments Purchased with Cash
Collateral from Securities Loaned
(Cost $111,813,063)                                                111,813,063

-------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $1,871,150,095)                                105.2%      2,256,828,103
-------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF
OTHER ASSETS                                          (5.2)       (111,389,376)
                                               --------------------------------
NET ASSETS                                           100.0%    $ 2,145,438,727
                                               ================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Partial or fully-loaned security. See Note 7 of accompanying Notes.

2. Non-income producing security.

3. Illiquid security. The aggregate value of illiquid securities as of December
31, 2006 was $9,920, which represents less than 0.01% of the Fund's net assets.
See Note 6 of accompanying Notes.

4. Rate shown is the 7-day yield as of December 31, 2006.

5. Represents ownership of an affiliated fund, at or during the period ended
December 31, 2006. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                       SHARES          GROSS          GROSS               SHARES
                                                            DECEMBER 31, 2005      ADDITIONS     REDUCTIONS    DECEMBER 31, 2006
--------------------------------------------------------------------------------------------------------------------------------

Oppenheimer Institutional Money Market Fund, Cl. E, 5.25%*                 --    111,053,465     98,259,938           12,793,527

                                                                                                      VALUE             DIVIDEND
                                                                                                 SEE NOTE 1               INCOME
--------------------------------------------------------------------------------------------------------------------------------

Oppenheimer Institutional Money Market Fund, Cl. E, 5.25%*                                      $12,793,527             $147,643

* The money market fund and the Fund are affiliated by having the same investment advisor.

6. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $1,858,356,568)                                                                       $ 2,244,034,576
Affiliated companies (cost $12,793,527)                                                                                 12,793,527
                                                                                                                   ----------------
                                                                                                                     2,256,828,103
-----------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                        25,323
-----------------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                                        18,421,998
Shares of beneficial interest sold                                                                                       3,449,799
Interest and dividends                                                                                                   2,596,968
Other                                                                                                                       38,243
                                                                                                                   ----------------
Total assets                                                                                                         2,281,360,434

-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                                             111,813,063
-----------------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                                                   22,193,257
Shares of beneficial interest redeemed                                                                                   1,085,319
Distribution and service plan fees                                                                                         638,530
Shareholder communications                                                                                                 124,417
Trustees' compensation                                                                                                      26,947
Transfer and shareholder servicing agent fees                                                                                1,771
Other                                                                                                                       38,403
                                                                                                                   ----------------
Total liabilities                                                                                                      135,921,707

-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                         $ 2,145,438,727
                                                                                                                   ================

-----------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                                         $        86,942
-----------------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                                           1,807,530,899
-----------------------------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                                       20,132,146
-----------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions                                         (67,989,268)
-----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities denominated
in foreign currencies                                                                                                  385,678,008
                                                                                                                   ----------------
NET ASSETS                                                                                                         $ 2,145,438,727
                                                                                                                   ================

-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $1,046,145,894 and 42,215,791 shares of beneficial interest outstanding)                   $         24.78
-----------------------------------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $1,099,292,833 and 44,726,250 shares of beneficial interest outstanding)                   $         24.58

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies                                                                                             $    33,648,211
Affiliated companies                                                                                                       147,643
-----------------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                                   561,064
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                                                     302,053
                                                                                                                   ----------------
Total investment income                                                                                                 34,658,971

-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
Management fees                                                                                                         12,021,246
-----------------------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees -- Service shares                                                                     2,022,987
-----------------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                                                          10,218
Service shares                                                                                                              10,145
-----------------------------------------------------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                                                                         130,293
Service shares                                                                                                             102,435
-----------------------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                                      28,190
-----------------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                                 11,590
-----------------------------------------------------------------------------------------------------------------------------------
Administration service fees                                                                                                  1,500
-----------------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                       83,541
                                                                                                                   ----------------
Total expenses                                                                                                          14,422,145
Less waivers and reimbursements of expenses                                                                                 (2,785)
                                                                                                                   ----------------
Net expenses                                                                                                            14,419,360

-----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                   20,239,611

-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain on:
Investments                                                                                                            111,791,653
Foreign currency transactions                                                                                              413,398
                                                                                                                   ----------------
Net realized gain                                                                                                      112,205,051
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                                                            135,505,529
Translation of assets and liabilities denominated in foreign currencies                                                   (379,413)
                                                                                                                   ----------------
Net change in unrealized appreciation                                                                                  135,126,116

-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                               $   267,570,778
                                                                                                                   ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                                     2006              2005
-----------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                            $    20,239,611   $    19,278,527
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                                    112,205,051        46,249,002
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                                135,126,116        29,278,464
                                                                                                 ----------------------------------
Net increase in net assets resulting from operations                                                 267,570,778        94,805,993

-----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                                                   (12,723,204)      (16,043,833)
Service shares                                                                                        (6,609,246)       (4,680,411)
                                                                                                 ----------------------------------
                                                                                                     (19,332,450)      (20,724,244)

-----------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares                                                                                  (210,884,469)     (165,951,406)
Service shares                                                                                       388,260,650       199,901,024
                                                                                                 ----------------------------------
                                                                                                     177,376,181        33,949,618

-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Total increase                                                                                       425,614,509       108,031,367
-----------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                                1,719,824,218     1,611,792,851
                                                                                                 ----------------------------------
End of period (including accumulated net investment income of $20,132,146
and $19,275,548, respectively)                                                                   $ 2,145,438,727   $ 1,719,824,218
                                                                                                 ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,                   2006             2005            2004             2003         2002
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    21.79       $    20.84      $    19.20       $    15.32     $  18.99
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                          .27 1            .26 1           .27 1            .18          .16
Net realized and unrealized gain (loss)                       2.98              .97            1.53             3.86        (3.70)
                                                        ----------------------------------------------------------------------------
Total from investment operations                              3.25             1.23            1.80             4.04        (3.54)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          (.26)            (.28)           (.16)            (.16)        (.13)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $    24.78       $    21.79      $    20.84       $    19.20     $  15.32
                                                        ============================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                           15.03%            5.98%           9.46%           26.72%      (18.80)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                $1,046,146       $1,121,476      $1,238,948       $1,214,960     $890,740
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $1,054,522       $1,156,299      $1,216,081       $1,003,396     $999,275
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                         1.19%            1.26%           1.39%            1.10%        0.94%
Total expenses                                                0.66% 4,5        0.67% 6         0.67% 6          0.70% 6      0.69% 6
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        100%              88%             82%              85%          98%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Voluntary waiver of affiliated funds management fees less than 0.01%.

5. Expenses including indirect expenses from affiliated fund were as follows:

     Year Ended December 31, 2006       0.66%

6. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SERVICE SHARES  YEAR ENDED DECEMBER 31,                       2006             2005            2004             2003         2002
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    21.63       $    20.70      $    19.10       $    15.26     $  18.95
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                          .22 1            .21 1           .25 1            .14          .13
Net realized and unrealized gain (loss)                       2.95              .96            1.49             3.85        (3.70)
                                                        ----------------------------------------------------------------------------
Total from investment operations                              3.17             1.17            1.74             3.99        (3.57)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          (.22)            (.24)           (.14)            (.15)        (.12)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $    24.58       $    21.63      $    20.70       $    19.10     $  15.26
                                                        ============================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                           14.76%            5.74%           9.15%           26.44%      (18.99)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                $1,099,293       $  598,348      $  372,845       $  166,717     $ 51,929
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $  810,181       $  462,272      $  262,660       $   98,210     $ 34,604
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                         0.95%            1.02%           1.30%            0.83%        0.87%
Total expenses                                                0.91% 4,5        0.91% 6         0.92% 6          0.96% 6      0.84% 6
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        100%              88%             82%              85%          98%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Voluntary waiver of affiliated funds management fees less than 0.01%.

5. Expenses including indirect expenses from affiliated fund were as follows:

     Year Ended December 31, 2006       0.91%

6. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Main Street Fund/VA (the Fund), is a separate series of Oppenheimer
Variable Account Funds, an open end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's objective is to seek high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National
Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and
"asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost
(which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New
York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
AFFILIATED FUNDS. The Fund is permitted to invest daily available cash balances in affiliated money market funds. Each day, the Fund invests the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the
Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of
Investments. As a shareholder, the Fund is subject to its proportional share of
IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                              NET UNREALIZED
                                                                                APPRECIATION
                                                                            BASED ON COST OF
      UNDISTRIBUTED      UNDISTRIBUTED              ACCUMULATED         SECURITIES AND OTHER
      NET INVESTMENT         LONG-TERM                     LOSS     INVESTMENTS  FOR FEDERAL
      INCOME                      GAIN     CARRYFORWARD 1,2,3,4          INCOME TAX PURPOSES
      --------------------------------------------------------------------------------------

      $20,159,090                  $--              $51,200,524                 $368,889,262

1. As of December 31, 2006, the Fund had $51,195,980 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2006, details of the capital loss carryforwards were as follows:

                  EXPIRING
                  ------------------------
                  2010       $  24,626,627
                  2011          26,569,353
                             -------------
                  Total      $  51,195,980
                             =============

2. The Fund had $4,544 of post-October foreign currency losses which were deferred.

3. During the fiscal year ended December 31, 2006, the Fund utilized
$112,599,269 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended December 31, 2005, the Fund utilized $44,990,386 of capital loss carryforward to offset capital gains realized in that fiscal year.

                      21 | OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2006. Net assets of the Fund were unaffected by the reclassifications.

                                                                      REDUCTION
                                             REDUCTION       TO ACCUMULATED NET
                                    TO ACCUMULATED NET            REALIZED LOSS
                                     INVESTMENT INCOME           ON INVESTMENTS
                                    -------------------------------------------
                                               $50,563                  $50,563

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

                                            YEAR ENDED               YEAR ENDED
                                     DECEMBER 31, 2006        DECEMBER 31, 2005
      -------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                      $19,332,450              $20,724,244

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                 Federal tax cost of securities          $1,887,938,841
                                                         ===============

                 Gross unrealized appreciation           $  376,147,948
                 Gross unrealized depreciation               (7,258,686)
                                                         ---------------
                 Net unrealized appreciation             $  368,889,262
                                                         ===============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the
Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the
Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                   YEAR ENDED DECEMBER 31, 2006     YEAR ENDED DECEMBER 31, 2005
                                                       SHARES            AMOUNT         SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------

NON-SERVICE SHARES
Sold                                                2,514,408    $   57,767,133      3,666,887     $  75,624,029
Dividends and/or distributions reinvested             570,547        12,723,204        783,008        16,043,833
Redeemed                                          (12,341,295)     (281,374,806)   (12,430,546)     (257,619,268)
                                                  ---------------------------------------------------------------
Net decrease                                       (9,256,340)   $ (210,884,469)    (7,980,651)    $(165,951,406)
                                                  ===============================================================

-----------------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                               19,602,827    $  446,509,884     10,831,089     $ 224,276,509
Dividends and/or distributions reinvested             298,058         6,604,957        229,657         4,680,411
Redeemed                                           (2,838,200)      (64,854,191)    (1,404,971)      (29,055,896)
                                                  ---------------------------------------------------------------
Net increase                                       17,062,685    $  388,260,650      9,655,775     $ 199,901,024
                                                  ===============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and money market funds, for the year ended December
31, 2006, were as follows:

                                       PURCHASES                    SALES
         ----------------------------------------------------------------
         Investment securities    $2,026,301,486           $1,853,000,827

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

                  FEE SCHEDULE
                  --------------------------
                  Up to $200 million   0.75%
                  Next $200 million    0.72
                  Next $200 million    0.69
                  Next $200 million    0.66
                  Over $800 million    0.60

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended December 31, 2006, the Fund paid
$20,408 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a
Distribution and Service Plan for Service shares to pay OppenheimerFunds
Distributor, Inc. (the Distributor), for distribution related services, personal service and account maintenance for the Fund's Service shares. Under the plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers
Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the plan are detailed in the
Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in
IMMF. During the year ended December 31, 2006, the Manager waived $2,785 for
IMMF management fees.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

      As of December 31, 2006, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. ILLIQUID SECURITIES

As of December 31, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of
Investments.

--------------------------------------------------------------------------------
7. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Fund on the next business day. Cash collateral may be invested in approved investments and the Fund bears the risk of any loss in value of these investments. The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower. As of December 31, 2006, the Fund had on loan securities valued at $108,981,501, which are included in the
Statement of Assets and Liabilities as "Investments, at value" and, when applicable, as "Receivable for Investments sold." Collateral of $111,813,063 was received for the loans, all of which was received in cash and subsequently invested in approved investments or held as cash.

--------------------------------------------------------------------------------
8. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB
Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES.
FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109,
ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized.
FIN 48 is effective for fiscal years beginning after December 15, 2006. As of
December 31, 2006, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements.
The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting
Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS
No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years

--------------------------------------------------------------------------------
8. RECENT ACCOUNTING PRONOUNCEMENTS Continued

beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Manager does not believe the adoption of
SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
9. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the
Oppenheimer funds excluding the Fund) in the U.S. District Court for the
Southern District of New York on January 10, 2005 and was amended on March 4,
2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment
Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the
Oppenheimer funds, as nominal defendants, and against certain present and former
Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the
Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

                36 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Main Street Small Cap Fund/VA (the "Fund"), a series of Oppenheimer
Variable Account Funds, including the statement of investments, as of December
31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 16, 2007

STATEMENT OF INVESTMENTS  December 31, 2006
--------------------------------------------------------------------------------

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--99.6%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--18.5%
--------------------------------------------------------------------------------
AUTO COMPONENTS--1.4%
Aftermarket Technology Corp. 1                       14,000    $        297,920
--------------------------------------------------------------------------------
ArvinMeritor, Inc. 2                                120,800           2,202,184
--------------------------------------------------------------------------------
Autoliv, Inc.                                        12,100             729,630
--------------------------------------------------------------------------------
Fuel Systems Solutions, Inc. 1,2                      4,299              94,922
--------------------------------------------------------------------------------
GenTek, Inc. 1,2                                      4,700             162,573
--------------------------------------------------------------------------------
Goodyear Tire & Rubber
Co. (The) 1,2                                        49,800           1,045,302
--------------------------------------------------------------------------------
Lear Corp. 2                                         56,400           1,665,492
--------------------------------------------------------------------------------
Modine Manufacturing Co. 2                           34,400             861,032
--------------------------------------------------------------------------------
Sauer-Danfoss, Inc. 2                                25,800             832,050
--------------------------------------------------------------------------------
Shiloh Industries, Inc. 1                             5,900             111,805
--------------------------------------------------------------------------------
Standard Motor Products, Inc.                           800              11,984
--------------------------------------------------------------------------------
Tenneco, Inc. 1                                      79,800           1,972,656
                                                               -----------------
                                                                      9,987,550

--------------------------------------------------------------------------------
AUTOMOBILES--0.1%
Winnebago Industries, Inc. 2                         30,200             993,882
--------------------------------------------------------------------------------
DISTRIBUTORS--0.1%
Building Materials Holding Corp.                     17,600             434,544
--------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--1.7%
Apollo Group, Inc., Cl. A 1                          15,000             584,550
--------------------------------------------------------------------------------
Bright Horizons
Family Solutions, Inc. 1,2                            9,800             378,868
--------------------------------------------------------------------------------
Career Education Corp. 1                             30,000             743,400
--------------------------------------------------------------------------------
Coinstar, Inc. 1                                     28,400             868,188
--------------------------------------------------------------------------------
Corinthian Colleges, Inc. 1,2                        65,400             891,402
--------------------------------------------------------------------------------
CPI Corp.                                             3,300             153,417
--------------------------------------------------------------------------------
DeVry, Inc                                           79,600           2,228,800
--------------------------------------------------------------------------------
INVESTools, Inc. 1,2                                 36,300             500,577
--------------------------------------------------------------------------------
ITT Educational Services, Inc. 1                     10,500             696,885
--------------------------------------------------------------------------------
Jackson Hewitt Tax Service, Inc.                     42,500           1,443,725
--------------------------------------------------------------------------------
Regis Corp.                                          19,500             771,030
--------------------------------------------------------------------------------
Service Corp. International                          29,400             301,350
--------------------------------------------------------------------------------
Sotheby's 2                                          12,900             400,158
--------------------------------------------------------------------------------
Steiner Leisure Ltd. 1,2                             17,300             787,150
--------------------------------------------------------------------------------
Stewart Enterprises, Inc. 2                          42,600             266,250
--------------------------------------------------------------------------------
Strayer Education, Inc. 2                             8,100             859,005
--------------------------------------------------------------------------------
Vertrue, Inc. 1,2                                     4,400             169,004
                                                               -----------------
                                                                     12,043,759

--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--2.3%
AFC Enterprises, Inc. 1,2                            11,100             196,137
--------------------------------------------------------------------------------
Ambassadors Group, Inc. 2                            13,000             394,550
--------------------------------------------------------------------------------
Aztar Corp. 1,2                                      18,400           1,001,328

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE Continued
Bally Technologies, Inc. 1,2                         15,200    $        283,936
--------------------------------------------------------------------------------
Benihana, Inc., Cl. A 1                                 400              12,280
--------------------------------------------------------------------------------
Bob Evans Farms, Inc.                                41,214           1,410,343
--------------------------------------------------------------------------------
Brinker International, Inc.                          19,800             597,168
--------------------------------------------------------------------------------
Buffalo Wild Wings, Inc. 1                            6,800             361,760
--------------------------------------------------------------------------------
CBRL Group, Inc.                                     15,000             671,400
--------------------------------------------------------------------------------
CEC Entertainment, Inc. 1                             6,300             253,575
--------------------------------------------------------------------------------
Chipotle Mexican Grill, Inc., Cl. A 1,2               4,900             279,300
--------------------------------------------------------------------------------
Ctrip.com International Ltd., ADR 2                   8,500             531,080
--------------------------------------------------------------------------------
Denny's Corp. 1                                      53,700             252,927
--------------------------------------------------------------------------------
Domino's Pizza, Inc.                                 61,900           1,733,200
--------------------------------------------------------------------------------
Dover Downs Gaming &
Entertainment, Inc. 2                                24,700             330,239
--------------------------------------------------------------------------------
IHOP Corp. 2                                         23,900           1,259,530
--------------------------------------------------------------------------------
Jack in the Box, Inc. 1,2                            36,300           2,215,752
--------------------------------------------------------------------------------
Krispy Kreme Doughnuts, Inc. 1,2                     27,700             307,470
--------------------------------------------------------------------------------
Luby's, Inc. 1,2                                     19,500             212,355
--------------------------------------------------------------------------------
Marcus Corp. (The) 2                                  1,800              46,044
--------------------------------------------------------------------------------
McCormick & Schmick's
Seafood Restaurants, Inc. 1,2                        11,600             278,864
--------------------------------------------------------------------------------
Monarch Casino & Resort, Inc. 1,2                    12,500             298,500
--------------------------------------------------------------------------------
MTR Gaming Group, Inc. 1,2                           10,400             127,088
--------------------------------------------------------------------------------
Multimedia Games, Inc. 1,2                           15,300             146,880
--------------------------------------------------------------------------------
O'Charley's, Inc. 1                                  11,000             234,080
--------------------------------------------------------------------------------
Papa John's International, Inc. 1,2                  27,000             783,270
--------------------------------------------------------------------------------
Ruby Tuesday, Inc. 2                                  2,400              65,856
--------------------------------------------------------------------------------
Vail Resorts, Inc. 1,2                               14,400             645,408
--------------------------------------------------------------------------------
Wendy's International, Inc.                          24,700             817,323
--------------------------------------------------------------------------------
WMS Industries, Inc. 1,2                             23,200             808,752
                                                               -----------------
                                                                     16,556,395

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--1.6%
American Greetings Corp., Cl. A 2                    42,700           1,019,249
--------------------------------------------------------------------------------
Black & Decker Corp.                                  4,300             343,871
--------------------------------------------------------------------------------
Blyth, Inc. 2                                        41,800             867,350
--------------------------------------------------------------------------------
CSS Industries, Inc. 2                                  650              22,991
--------------------------------------------------------------------------------
Ethan Allen Interiors, Inc. 2                        33,700           1,216,907
--------------------------------------------------------------------------------
Furniture Brands
International, Inc. 2                                 5,100              82,773
--------------------------------------------------------------------------------
Interface, Inc., Cl. A 1                             70,900           1,008,198
--------------------------------------------------------------------------------
Jarden Corp. 1                                       16,200             563,598
--------------------------------------------------------------------------------
Kimball International, Inc., Cl. B                   38,300             930,690
--------------------------------------------------------------------------------
La-Z-Boy, Inc. 2                                     28,000             332,360
--------------------------------------------------------------------------------
Leggett & Platt, Inc.                                 8,700             207,930
--------------------------------------------------------------------------------
Meritage Homes Corp. 1,2                             18,800             897,136
--------------------------------------------------------------------------------
Skyline Corp. 2                                         400              16,088

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES Continued
Snap-On, Inc.                                        20,300    $        967,092
--------------------------------------------------------------------------------
Stanley Furniture Co., Inc. 2                        12,600             270,270
--------------------------------------------------------------------------------
Stanley Works (The)                                   6,300             316,827
--------------------------------------------------------------------------------
Tempur-Pedic International, Inc. 1,2                109,500           2,240,370
                                                               -----------------
                                                                     11,303,700

--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.6%
Blue Nile, Inc. 1,2                                   7,300             269,297
--------------------------------------------------------------------------------
Expedia, Inc. 1                                      11,700             245,466
--------------------------------------------------------------------------------
FTD Group, Inc. 1                                    18,000             322,020
--------------------------------------------------------------------------------
GSI Commerce, Inc. 1,2                                3,300              61,875
--------------------------------------------------------------------------------
IAC/InterActiveCorp 1                                20,800             772,928
--------------------------------------------------------------------------------
NetFlix.com, Inc. 1,2                                41,700           1,078,362
--------------------------------------------------------------------------------
NutriSystem, Inc. 1,2                                 3,700             234,543
--------------------------------------------------------------------------------
Priceline.com, Inc. 1,2                              26,400           1,151,304
--------------------------------------------------------------------------------
Stamps.com, Inc. 1,2                                  4,200              66,150
--------------------------------------------------------------------------------
Systemax, Inc. 1,2                                    6,000             104,700
                                                               -----------------
                                                                      4,306,645

--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.7%
Brunswick Corp.                                       7,600             242,440
--------------------------------------------------------------------------------
Eastman Kodak Co. 2                                  34,800             897,840
--------------------------------------------------------------------------------
Hasbro, Inc.                                         33,200             904,700
--------------------------------------------------------------------------------
K2, Inc. 1                                           23,300             307,327
--------------------------------------------------------------------------------
Marvel Entertainment, Inc. 1,2                       36,300             976,833
--------------------------------------------------------------------------------
Mattel, Inc.                                         50,200           1,137,532
--------------------------------------------------------------------------------
RC2 Corp. 1,2                                        10,700             470,800
--------------------------------------------------------------------------------
Steinway Musical Instruments,
Inc. 1                                                5,700             176,985
--------------------------------------------------------------------------------
Sturm, Ruger & Co., Inc. 1                            2,300              22,080
                                                               -----------------
                                                                      5,136,537

--------------------------------------------------------------------------------
MEDIA--1.5%
Arbitron, Inc. 2                                      5,300             230,232
--------------------------------------------------------------------------------
Catalina Marketing Corp.                              4,300             118,250
--------------------------------------------------------------------------------
Charter Communications, Inc.,
Cl. A 1,2                                           305,800             935,748
--------------------------------------------------------------------------------
Citadel Broadcasting Corp. 2                         47,100             469,116
--------------------------------------------------------------------------------
Cox Radio, Inc., Cl. A 1,2                           84,600           1,378,980
--------------------------------------------------------------------------------
Cumulus Media, Inc., Cl. A 1,2                       33,300             345,987
--------------------------------------------------------------------------------
Emmis Communications Corp.,
Cl. A 2                                               8,300              68,392
--------------------------------------------------------------------------------
GateHouse Media, Inc. 2                               9,400             174,464
--------------------------------------------------------------------------------
Harris Interactive, Inc. 1                            7,800              39,312
--------------------------------------------------------------------------------
Journal Register Co. 2                               26,100             190,530
--------------------------------------------------------------------------------
Knology, Inc. 1                                      13,900             147,896
--------------------------------------------------------------------------------
Lee Enterprises, Inc. 2                              26,800             832,408

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
MEDIA Continued
Lin TV Corp. 1                                       10,200    $         101,490
--------------------------------------------------------------------------------
Live Nation, Inc. 1                                  37,300             835,520
--------------------------------------------------------------------------------
LodgeNet Entertainment Corp. 1                       13,000             325,390
--------------------------------------------------------------------------------
Mediacom Communications
Corp. 1                                              62,400             501,696
--------------------------------------------------------------------------------
ProQuest Co. 1,2                                      3,100              32,395
--------------------------------------------------------------------------------
Radio One, Inc., Cl. D 1,2                           29,300             197,482
--------------------------------------------------------------------------------
RCN Corp. 1                                           5,200             156,780
--------------------------------------------------------------------------------
Readers Digest Assn., Inc. (The),
Cl. A, Non-Vtg.                                      27,800             464,260
--------------------------------------------------------------------------------
Regal Entertainment Group                            15,900             338,988
--------------------------------------------------------------------------------
Scholastic Corp. 1                                   27,600             989,184
--------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.,
Cl. A 2                                              72,100             757,050
--------------------------------------------------------------------------------
Warner Music Group Corp.                             20,400             468,180
--------------------------------------------------------------------------------
Westwood One, Inc. 2                                 38,000             268,280
--------------------------------------------------------------------------------
World Wrestling Federation
Entertainment, Inc. 2                                41,900             682,970
                                                               -----------------
                                                                     11,050,980

--------------------------------------------------------------------------------
MULTILINE RETAIL--0.8%
Big Lots, Inc. 1                                    101,800           2,333,256
--------------------------------------------------------------------------------
Dillard's, Inc., Cl. A 2                             23,200             811,304
--------------------------------------------------------------------------------
Dollar Tree Stores, Inc. 1                           35,000           1,053,500
--------------------------------------------------------------------------------
Family Dollar Stores, Inc.                           29,700             871,101
--------------------------------------------------------------------------------
Nordstrom, Inc.                                       6,900             340,446
--------------------------------------------------------------------------------
Retail Ventures, Inc. 1                              28,900             550,256
                                                               -----------------
                                                                      5,959,863

--------------------------------------------------------------------------------
SPECIALTY RETAIL--5.9%
Abercrombie & Fitch Co., Cl. A                       14,200             988,746
--------------------------------------------------------------------------------
Aeropostale, Inc. 1                                  74,500           2,299,815
--------------------------------------------------------------------------------
American Eagle Outfitters, Inc.                      31,650             987,797
--------------------------------------------------------------------------------
AnnTaylor Stores Corp. 1                             22,700             745,468
--------------------------------------------------------------------------------
Asbury Automotive Group, Inc.                        29,400             692,664
--------------------------------------------------------------------------------
AutoNation, Inc. 1                                   26,034             555,045
--------------------------------------------------------------------------------
AutoZone, Inc. 1                                      8,400             970,704
--------------------------------------------------------------------------------
Barnes & Noble, Inc.                                 25,800           1,024,518
--------------------------------------------------------------------------------
bebe stores, inc. 2                                  26,900             532,351
--------------------------------------------------------------------------------
Blockbuster, Inc., Cl. A 1,2                        145,600             770,224
--------------------------------------------------------------------------------
Books-A-Million, Inc. 2                              11,200             254,016
--------------------------------------------------------------------------------
Buckle, Inc. (The) 2                                 25,500           1,296,675
--------------------------------------------------------------------------------
Cache, Inc. 1,2                                       9,800             247,352
--------------------------------------------------------------------------------
Casual Male Retail Group, Inc. 1,2                   34,100             445,005
--------------------------------------------------------------------------------
Cato Corp., Cl. A                                    32,050             734,266
--------------------------------------------------------------------------------
Charlotte Russe Holding, Inc. 1                      16,500             507,375
--------------------------------------------------------------------------------
Charming Shoppes, Inc. 1                            147,100           1,990,263

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
SPECIALTY RETAIL Continued
Christopher & Banks Corp.                            50,800    $        947,928
--------------------------------------------------------------------------------
Circuit City Stores, Inc./Circuit
City Group                                           23,500             446,030
--------------------------------------------------------------------------------
CSK Auto Corp. 1,2                                   18,500             317,275
--------------------------------------------------------------------------------
Dick's Sporting Goods, Inc. 1                        13,600             666,264
--------------------------------------------------------------------------------
Dress Barn, Inc. (The) 1,2                           93,600           2,183,688
--------------------------------------------------------------------------------
DSW, Inc., Cl. A 1,2                                 46,600           1,797,362
--------------------------------------------------------------------------------
Genesco, Inc. 1,2                                    24,100             898,930
--------------------------------------------------------------------------------
Group 1 Automotive, Inc.                             39,300           2,032,596
--------------------------------------------------------------------------------
Gymboree Corp. 1                                     60,400           2,304,864
--------------------------------------------------------------------------------
Haverty Furniture Cos., Inc. 2                       13,600             201,280
--------------------------------------------------------------------------------
Men's Wearhouse, Inc. (The)                          33,150           1,268,319
--------------------------------------------------------------------------------
Midas, Inc. 1,2                                       6,000             138,000
--------------------------------------------------------------------------------
Mothers Work, Inc. 1,2                                3,000             118,170
--------------------------------------------------------------------------------
OfficeMax, Inc.                                      20,900           1,037,685
--------------------------------------------------------------------------------
Pacific Sunwear of California, Inc. 1                13,700             268,246
--------------------------------------------------------------------------------
Payless ShoeSource, Inc. 1                           83,000           2,724,060
--------------------------------------------------------------------------------
PETsMART, Inc.                                        7,300             210,678
--------------------------------------------------------------------------------
RadioShack Corp. 2                                   37,300             625,894
--------------------------------------------------------------------------------
Rent-A-Center, Inc. 1                                82,300           2,428,673
--------------------------------------------------------------------------------
Ross Stores, Inc.                                    29,400             861,420
--------------------------------------------------------------------------------
Select Comfort Corp. 1,2                             64,200           1,116,438
--------------------------------------------------------------------------------
Sherwin-Williams Co.                                 14,000             890,120
--------------------------------------------------------------------------------
Shoe Carnival, Inc. 1,2                              13,300             420,280
--------------------------------------------------------------------------------
Sonic Automotive, Inc. 2                             26,700             775,368
--------------------------------------------------------------------------------
Stage Stores, Inc. 2                                 14,250             433,058
--------------------------------------------------------------------------------
Syms Corp. 1                                          3,200              63,712
--------------------------------------------------------------------------------
Tween Brands, Inc. 1                                 34,500           1,377,585
--------------------------------------------------------------------------------
United Retail Group, Inc. 1                           5,000              70,100
--------------------------------------------------------------------------------
West Marine, Inc. 1,2                                 4,100              70,807
--------------------------------------------------------------------------------
Wet Seal, Inc., Cl. A 1,2                            55,800             372,186
                                                                ----------------
                                                                     42,109,300

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--1.8%
Brown Shoe Co., Inc.                                 51,550           2,460,997
--------------------------------------------------------------------------------
Carter's, Inc. 1                                      5,100             130,050
--------------------------------------------------------------------------------
Cherokee, Inc.                                        3,700             158,767
--------------------------------------------------------------------------------
Deckers Outdoor Corp. 1,2                             7,700             461,615
--------------------------------------------------------------------------------
Jones Apparel Group, Inc.                            19,700             658,571
--------------------------------------------------------------------------------
K-Swiss, Inc., Cl. A 2                                8,500             261,290
--------------------------------------------------------------------------------
Kellwood Co. 2                                       47,800           1,554,456
--------------------------------------------------------------------------------
Liz Claiborne, Inc.                                   3,200             139,072
--------------------------------------------------------------------------------
Maidenform Brands, Inc. 1                            11,100             201,132
--------------------------------------------------------------------------------
Perry Ellis International, Inc. 1,2                   6,000             246,000
--------------------------------------------------------------------------------
Phillips/Van Heusen Corp.                             4,700             235,799
--------------------------------------------------------------------------------
Polo Ralph Lauren Corp.                              11,100             862,026

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS Continued
Skechers USA, Inc., Cl. A 1                          49,600    $      1,652,176
--------------------------------------------------------------------------------
Steven Madden Ltd.                                   43,100           1,512,379
--------------------------------------------------------------------------------
True Religion Apparel, Inc. 1,2                       9,300             142,383
--------------------------------------------------------------------------------
VF Corp.                                              3,800             311,904
--------------------------------------------------------------------------------
Volcom, Inc. 1,2                                      1,400              41,398
--------------------------------------------------------------------------------
Wolverine World Wide, Inc. 2                         71,250           2,032,050
                                                               -----------------
                                                                     13,062,065

--------------------------------------------------------------------------------
CONSUMER STAPLES--2.7%
--------------------------------------------------------------------------------
BEVERAGES--0.2%
Boston Beer Co., Inc., Cl. A 1,2                      4,900             176,302
--------------------------------------------------------------------------------
Cott Corp. 1,2                                       10,800             154,548
--------------------------------------------------------------------------------
Jones Soda Co. 1,2                                    4,600              56,580
--------------------------------------------------------------------------------
MGP Ingredients, Inc. 2                              11,300             255,493
--------------------------------------------------------------------------------
Molson Coors Brewing Co., Cl. B                       9,800             749,112
--------------------------------------------------------------------------------
National Beverage Corp. 2                            13,700             192,211
                                                               -----------------
                                                                      1,584,246

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.8%
Andersons, Inc. (The) 2                               1,300              55,107
--------------------------------------------------------------------------------
Arden Group, Inc., Cl. A 2                            1,405             173,953
--------------------------------------------------------------------------------
Casey's General Stores, Inc. 2                       24,900             586,395
--------------------------------------------------------------------------------
Ingles Markets, Inc., Cl. A                           6,800             202,572
--------------------------------------------------------------------------------
Longs Drug Stores, Inc.                              24,900           1,055,262
--------------------------------------------------------------------------------
Nash Finch Co. 2                                      5,300             144,690
--------------------------------------------------------------------------------
Pantry, Inc. (The) 1,2                               39,200           1,836,128
--------------------------------------------------------------------------------
Performance Food Group Co. 1,2                       13,800             381,432
--------------------------------------------------------------------------------
Rite Aid Corp. 1                                     39,000             212,160
--------------------------------------------------------------------------------
Smart & Final, Inc. 1,2                               7,600             143,640
--------------------------------------------------------------------------------
Spartan Stores, Inc.                                 14,100             295,113
--------------------------------------------------------------------------------
Weis Markets, Inc.                                    3,700             148,407
--------------------------------------------------------------------------------
Wild Oats Markets, Inc. 1,2                           8,800             126,544
                                                               -----------------
                                                                      5,361,403

--------------------------------------------------------------------------------
FOOD PRODUCTS--0.6%
Chiquita Brands International, Inc. 2                14,600             233,162
--------------------------------------------------------------------------------
Corn Products International, Inc.                     9,500             328,130
--------------------------------------------------------------------------------
Dean Foods Co. 1                                     18,100             765,268
--------------------------------------------------------------------------------
Delta & Pine Land Co.                                25,400           1,027,430
--------------------------------------------------------------------------------
Flowers Foods, Inc. 2                                17,300             466,927
--------------------------------------------------------------------------------
Gold Kist Holdings, Inc. 1                            1,600              33,632
--------------------------------------------------------------------------------
J&J Snack Foods Corp. 2                               6,800             281,520
--------------------------------------------------------------------------------
Premium Standard Farms, Inc.                         12,000             222,840
--------------------------------------------------------------------------------
Reddy Ice Holdings, Inc.                              6,200             160,084
--------------------------------------------------------------------------------
Seaboard Corp. 2                                        550             970,750
                                                               -----------------
                                                                      4,489,743

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.1%
Energizer Holdings, Inc. 1                           11,400    $        809,286
--------------------------------------------------------------------------------
Spectrum Brands, Inc. 1,2                             3,300              35,970
--------------------------------------------------------------------------------
WD-40 Co.                                             2,500              87,175
                                                               -----------------
                                                                        932,431

--------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.8%
Chattem, Inc. 1,2                                    18,500             926,480
--------------------------------------------------------------------------------
Estee Lauder Cos., Inc. (The), Cl. A                  8,400             342,888
--------------------------------------------------------------------------------
Mannatech, Inc. 2                                    13,100             192,963
--------------------------------------------------------------------------------
NBTY, Inc. 1                                         50,500           2,099,285
--------------------------------------------------------------------------------
Physicians Formula Holdings, Inc. 1                  28,100             525,189
--------------------------------------------------------------------------------
Playtex Products, Inc. 1,2                           18,000             259,020
--------------------------------------------------------------------------------
USANA Health Sciences, Inc. 1,2                      18,600             960,876
                                                               -----------------
                                                                      5,306,701

--------------------------------------------------------------------------------
TOBACCO--0.2%
Loews Corp./Carolina Group                            6,900             446,568
--------------------------------------------------------------------------------
UST, Inc.                                            18,000           1,047,600
                                                               -----------------
                                                                      1,494,168

--------------------------------------------------------------------------------
ENERGY--4.9%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--2.4%
Basic Energy Services, Inc. 1,2                      12,900             317,985
--------------------------------------------------------------------------------
Dril-Quip, Inc. 1,2                                  19,200             751,872
--------------------------------------------------------------------------------
Ensign Energy Services, Inc.                         27,200             428,940
--------------------------------------------------------------------------------
Global Industries Ltd. 1                             22,900             298,616
--------------------------------------------------------------------------------
Grey Wolf, Inc. 1,2                                 262,600           1,801,436
--------------------------------------------------------------------------------
Gulfmark Offshore, Inc. 1,2                          13,100             490,071
--------------------------------------------------------------------------------
Horizon North Logistics, Inc. 1                       1,470               4,488
--------------------------------------------------------------------------------
Hornbeck Offshore Services, Inc. 1,2                 20,100             717,570
--------------------------------------------------------------------------------
Hydril Co. 1,2                                       12,900             969,951
--------------------------------------------------------------------------------
Input/Output, Inc. 1,2                               70,200             956,826
--------------------------------------------------------------------------------
Leader Energy Services Ltd. 1,3                      74,600             105,552
--------------------------------------------------------------------------------
Lone Star Technologies, Inc. 1                       46,100           2,231,701
--------------------------------------------------------------------------------
Lufkin Industries, Inc. 2                               700              40,656
--------------------------------------------------------------------------------
Matrix Service Co. 1,2                               14,300             230,230
--------------------------------------------------------------------------------
NATCO Group, Inc., Cl. A 1,2                         11,400             363,432
--------------------------------------------------------------------------------
North American Energy
Partners, Inc. 1                                     36,100             587,708
--------------------------------------------------------------------------------
Parker Drilling Co. 1                               162,400           1,326,808
--------------------------------------------------------------------------------
Pason Systems, Inc.                                  12,500             142,134
--------------------------------------------------------------------------------
Patterson-UTI Energy, Inc.                            7,700             178,871
--------------------------------------------------------------------------------
Savanna Energy Services Corp. 1                       5,760              93,551
--------------------------------------------------------------------------------
Seacor Holdings, Inc. 1                               8,700             862,518
--------------------------------------------------------------------------------
Technicoil Corp. 1                                    7,100               6,393
--------------------------------------------------------------------------------
Technicoil Corp. 1                                  126,700             114,081

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES Continued
Tidewater, Inc.                                      17,000    $        822,120
--------------------------------------------------------------------------------
Trican Well Service Ltd.                             18,900             329,330
--------------------------------------------------------------------------------
Trico Marine Services, Inc. 1,2                      10,300             394,593
--------------------------------------------------------------------------------
Universal Compression
Holdings, Inc. 1                                     13,800             857,118
--------------------------------------------------------------------------------
Veritas DGC, Inc. 1                                  14,100           1,207,383
--------------------------------------------------------------------------------
W-H Energy Services, Inc. 1                           5,300             258,057
                                                               -----------------
                                                                     16,889,991

--------------------------------------------------------------------------------
OIL & GAS--2.5%
Alberta Clipper Energy, Inc. 1                        7,887              40,783
--------------------------------------------------------------------------------
Alon USA Energy, Inc.                                36,100             949,791
--------------------------------------------------------------------------------
Atlas Energy Ltd. 1                                  64,300             226,069
--------------------------------------------------------------------------------
Atlas Energy Ltd. 1                                  27,900              98,092
--------------------------------------------------------------------------------
Birchcliff Energy Ltd. 1                              4,700              16,484
--------------------------------------------------------------------------------
Capitol Energy Resources Ltd. 1                      24,500              89,710
--------------------------------------------------------------------------------
Celtic Exploration Ltd. 1                             7,400              88,268
--------------------------------------------------------------------------------
Celtic Exploration Ltd. 1                             6,300              75,147
--------------------------------------------------------------------------------
Comstock Resources, Inc. 1                            5,600             173,936
--------------------------------------------------------------------------------
Cyries Energy, Inc. 1                                15,840             171,963
--------------------------------------------------------------------------------
Delek US Holdings, Inc.                               4,000              65,560
--------------------------------------------------------------------------------
Delphi Energy Corp. 1                                 5,000              10,633
--------------------------------------------------------------------------------
Delphi Energy Corp. 1                                35,000              74,433
--------------------------------------------------------------------------------
Duvernay Oil Corp. 1                                  2,200              65,143
--------------------------------------------------------------------------------
Edge Petroleum Corp. 1,2                              1,700              31,008
--------------------------------------------------------------------------------
Ember Resources, Inc. 1                               5,887              12,974
--------------------------------------------------------------------------------
Ember Resources, Inc. 1                               9,700              21,377
--------------------------------------------------------------------------------
Foundation Coal Holdings, Inc.                       60,600           1,924,656
--------------------------------------------------------------------------------
Frontier Oil Corp.                                   28,200             810,468
--------------------------------------------------------------------------------
Galleon Energy, Inc., Cl. A 1                        10,350             160,466
--------------------------------------------------------------------------------
Galleon Energy, Inc.,
Subscription Receipts 1                              11,250             174,420
--------------------------------------------------------------------------------
General Maritime Corp. 2                             31,200           1,097,928
--------------------------------------------------------------------------------
Giant Industries, Inc. 1                                700              52,465
--------------------------------------------------------------------------------
Harvest Natural Resources, Inc. 1                     1,800              19,134
--------------------------------------------------------------------------------
Highpine Oil & Gas Ltd. 1                               511               6,880
--------------------------------------------------------------------------------
Highpine Oil & Gas Ltd. 1                             1,700              22,887
--------------------------------------------------------------------------------
Holly Corp.                                          17,300             889,220
--------------------------------------------------------------------------------
Kereco Energy Ltd. 1                                 29,365             186,844
--------------------------------------------------------------------------------
Mahalo Energy Ltd. 1,3                               19,500              58,860
--------------------------------------------------------------------------------
Midnight Oil Exploration Ltd. 1                      45,050              91,556
--------------------------------------------------------------------------------
Midnight Oil Exploration Ltd. 1,3                    27,900              56,702
--------------------------------------------------------------------------------
Mission Oil & Gas, Inc. 1                             8,732              94,722
--------------------------------------------------------------------------------
Mission Oil & Gas, Inc. 1,4                           6,400              69,425
--------------------------------------------------------------------------------
Newfield Exploration Co. 1                            4,000             183,800
--------------------------------------------------------------------------------
OMI Corp. 2                                          55,300           1,170,701

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
OIL & GAS Continued
Open Range Energy Corp. 1                               910    $          2,575
--------------------------------------------------------------------------------
Overseas Shipholding Group, Inc. 2                   13,500             760,050
--------------------------------------------------------------------------------
Paramount Resources Ltd., Cl. A 1                    25,200             518,630
--------------------------------------------------------------------------------
Pogo Producing Co.                                    4,300             208,292
--------------------------------------------------------------------------------
ProEx Energy Ltd. 1                                   8,840              97,409
--------------------------------------------------------------------------------
ProspEx Resources Ltd. 1                             51,920             197,680
--------------------------------------------------------------------------------
Real Resources, Inc. 1                                4,800              68,739
--------------------------------------------------------------------------------
Redstar Oil & Gas, Inc. 1                            35,955              39,465
--------------------------------------------------------------------------------
Rosetta Resources, Inc. 1                             1,400              26,138
--------------------------------------------------------------------------------
Sound Energy Trust                                   16,966              74,344
--------------------------------------------------------------------------------
St. Mary Land & Exploration Co.                       3,600             132,624
--------------------------------------------------------------------------------
Sunoco, Inc.                                         17,600           1,097,536
--------------------------------------------------------------------------------
Sure Energy, Inc. 1                                   6,023               4,855
--------------------------------------------------------------------------------
Swift Energy Co. 1,2                                 13,800             618,378
--------------------------------------------------------------------------------
Teekay Shipping Corp.                                 1,600              69,792
--------------------------------------------------------------------------------
Tesoro Corp.                                         11,700             769,509
--------------------------------------------------------------------------------
Thunder Energy Trust                                 11,833              57,534
--------------------------------------------------------------------------------
True Energy Trust                                     1,464               9,403
--------------------------------------------------------------------------------
Tusk Energy Corp. 1                                  26,300              71,041
--------------------------------------------------------------------------------
Tusk Energy Corp. 1,4                                21,300              57,535
--------------------------------------------------------------------------------
Tusk Energy Corp. 1                                  77,900             210,423
--------------------------------------------------------------------------------
USEC, Inc. 1,2                                      171,500           2,181,480
--------------------------------------------------------------------------------
VAALCO Energy, Inc. 1,2                              48,800             329,400
--------------------------------------------------------------------------------
Vero Energy, Inc. 1                                   2,482              12,898
--------------------------------------------------------------------------------
Western Refining, Inc. 2                             53,200           1,354,472
--------------------------------------------------------------------------------
Zenas Energy Corp. 1                                 17,437              46,652
                                                               -----------------
                                                                     18,299,359

--------------------------------------------------------------------------------
FINANCIALS--12.2%
--------------------------------------------------------------------------------
CAPITAL MARKETS--0.9%
Cohen & Steers, Inc. 2                               23,900             960,063
--------------------------------------------------------------------------------
Janus Capital Group, Inc.                            32,600             703,834
--------------------------------------------------------------------------------
KBW, Inc. 1                                           2,300              67,597
--------------------------------------------------------------------------------
Knight Capital Group, Inc., Cl. A 1                 115,500           2,214,135
--------------------------------------------------------------------------------
Lazard Ltd., Cl. A 2                                  3,300             156,222
--------------------------------------------------------------------------------
Penson Worldwide, Inc. 1,2                              100               2,741
--------------------------------------------------------------------------------
Piper Jaffray Cos., Inc. 1,2                         32,700           2,130,405
--------------------------------------------------------------------------------
Stifel Financial Corp. 1,2                            3,000             117,690
--------------------------------------------------------------------------------
SWS Group, Inc. 2                                    12,100             431,970
                                                               -----------------
                                                                      6,784,657

--------------------------------------------------------------------------------
COMMERCIAL BANKS--0.9%
BancorpSouth, Inc.                                    6,500             174,330
--------------------------------------------------------------------------------
Banner Corp. 2                                        2,300             101,982
--------------------------------------------------------------------------------
Citizens Banking Corp.                                1,700              45,050
--------------------------------------------------------------------------------
City Holding Co.                                      7,100             290,319

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL BANKS Continued
Columbia Banking System, Inc. 2                       5,090    $        178,761
--------------------------------------------------------------------------------
Community Trust Bancorp, Inc. 2                       1,815              75,377
--------------------------------------------------------------------------------
Financial Institutions, Inc. 2                          700              16,135
--------------------------------------------------------------------------------
First Citizens BancShares, Inc., Cl. A                1,300             263,432
--------------------------------------------------------------------------------
First Security Group, Inc.                           14,800             170,644
--------------------------------------------------------------------------------
First South Bancorp, Inc. 2                             600              19,134
--------------------------------------------------------------------------------
Frontier Financial Corp. 2                           10,450             305,454
--------------------------------------------------------------------------------
Greater Bay Bancorp                                  34,800             916,284
--------------------------------------------------------------------------------
Greene County Bancshares, Inc. 2                      1,400              55,622
--------------------------------------------------------------------------------
Hancock Holding Co. 2                                15,800             834,872
--------------------------------------------------------------------------------
Hanmi Financial Corp.                                20,300             457,359
--------------------------------------------------------------------------------
Independent Bank Corp.                                5,827             147,365
--------------------------------------------------------------------------------
Intervest Bancshares Corp. 1,2                        7,800             268,398
--------------------------------------------------------------------------------
National Penn Bancshares, Inc. 2                      1,315              26,629
--------------------------------------------------------------------------------
Porter Bancorp, Inc.                                  2,500              55,475
--------------------------------------------------------------------------------
Preferred Bank                                        3,300             198,297
--------------------------------------------------------------------------------
PrivateBancorp, Inc. 2                                5,900             245,617
--------------------------------------------------------------------------------
Provident Bankshares Corp. 2                         10,951             389,856
--------------------------------------------------------------------------------
Republic Bancorp, Inc., Cl. A 2                       2,400              60,216
--------------------------------------------------------------------------------
Southwest Bancorp, Inc.                               2,600              72,436
--------------------------------------------------------------------------------
Sterling Bancshares, Inc. 2                           6,850              89,187
--------------------------------------------------------------------------------
Sterling Financial Corp.,
Western US 2                                         25,075             847,786
--------------------------------------------------------------------------------
Taylor Capital Group, Inc. 2                            500              18,305
--------------------------------------------------------------------------------
Union Bankshares Corp. 2                                350              10,707
--------------------------------------------------------------------------------
United Community Banks, Inc. 2                        2,400              77,568
                                                               -----------------
                                                                      6,412,597

--------------------------------------------------------------------------------
CONSUMER FINANCE--1.2%
Advanta Corp., Cl. B 2                               38,400           1,675,392
--------------------------------------------------------------------------------
AmeriCredit Corp. 1                                  33,100             833,127
--------------------------------------------------------------------------------
ASTA Funding, Inc. 2                                 12,600             383,544
--------------------------------------------------------------------------------
Cash America International, Inc. 2                   38,100           1,786,890
--------------------------------------------------------------------------------
Credit Acceptance Corp. 1,2                           3,428             114,255
--------------------------------------------------------------------------------
Dollar Financial Corp. 1                              7,900             220,094
--------------------------------------------------------------------------------
EZCORP, Inc., Cl. A 1,2                              33,600             546,000
--------------------------------------------------------------------------------
First Cash Financial Services, Inc. 1                 6,500             168,155
--------------------------------------------------------------------------------
First Marblehead Corp. (The)                         15,900             868,935
--------------------------------------------------------------------------------
World Acceptance Corp. 1,2                           34,900           1,638,555
                                                               -----------------
                                                                      8,234,947

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--0.2%
IntercontinentalExchange, Inc. 1                      2,900             312,910
--------------------------------------------------------------------------------
International Securities
Exchange, Inc., Cl. A 2                              21,000             982,590
--------------------------------------------------------------------------------
Medallion Financial Corp. 2                           2,100              25,977

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES Continued
Resource America, Inc., Cl. A 2                       1,500    $         39,600
                                                               -----------------
                                                                      1,361,077

INSURANCE--3.8%
Affirmative Insurance
Holdings, Inc.                                        4,000              65,080
--------------------------------------------------------------------------------
AMBAC Financial Group, Inc.                          10,900             970,863
--------------------------------------------------------------------------------
American Financial Group, Inc.                        3,900             140,049
--------------------------------------------------------------------------------
American Physicians Capital, Inc. 1                  10,950             438,438
--------------------------------------------------------------------------------
Argonaut Group, Inc. 1                               28,600             996,996
--------------------------------------------------------------------------------
Assurant, Inc.                                       18,500           1,022,125
--------------------------------------------------------------------------------
Bristol West Holdings, Inc.                          15,000             237,450
--------------------------------------------------------------------------------
CNA Financial Corp. 1                                13,100             528,192
--------------------------------------------------------------------------------
CNA Surety Corp. 1                                   19,200             412,800
--------------------------------------------------------------------------------
Commerce Group, Inc. (The)                           11,500             342,125
--------------------------------------------------------------------------------
Darwin Professional
Underwriters, Inc. 1,2                                6,300             147,735
--------------------------------------------------------------------------------
Delphi Financial Group, Inc., Cl. A 2                39,250           1,588,055
--------------------------------------------------------------------------------
Direct General Corp. 2                               15,900             328,176
--------------------------------------------------------------------------------
Donegal Group, Inc., Cl. A 2                          9,166             179,562
--------------------------------------------------------------------------------
EMC Insurance Group, Inc. 2                           5,500             187,660
--------------------------------------------------------------------------------
FBL Financial Group, Inc., Cl. A 2                    8,500             332,180
--------------------------------------------------------------------------------
First Mercury Financial Corp. 1                       4,000              94,080
--------------------------------------------------------------------------------
FPIC Insurance Group, Inc. 1                          6,900             268,893
--------------------------------------------------------------------------------
Great American Financial
Resources, Inc. 2                                     1,900              43,795
--------------------------------------------------------------------------------
Hanover Insurance Group, Inc.                        14,400             702,720
--------------------------------------------------------------------------------
Harleysville Group, Inc.                             22,700             790,414
--------------------------------------------------------------------------------
Horace Mann Educators Corp. 2                        25,700             519,140
--------------------------------------------------------------------------------
Infinity Property & Casualty Corp.                   24,400           1,180,716
--------------------------------------------------------------------------------
IPC Holdings Ltd.                                       600              18,870
--------------------------------------------------------------------------------
LandAmerica Financial
Group, Inc. 2                                         1,000              63,110
--------------------------------------------------------------------------------
Markel Corp. 1                                          500             240,050
--------------------------------------------------------------------------------
MBIA, Inc.                                           15,100           1,103,206
--------------------------------------------------------------------------------
Meadowbrook Insurance
Group, Inc. 1                                        20,000             197,800
--------------------------------------------------------------------------------
Midland Co. (The) 2                                   1,700              71,315
--------------------------------------------------------------------------------
National Western Life Insurance
Co., Cl. A 2                                            800             184,112
--------------------------------------------------------------------------------
Nationwide Financial Services,
Inc., Cl. A                                          11,200             607,040
--------------------------------------------------------------------------------
Odyssey Re Holdings Corp. 2                           6,300             234,990
--------------------------------------------------------------------------------
Ohio Casualty Corp.                                  63,800           1,901,878
--------------------------------------------------------------------------------
Old Republic International Corp.                     16,850             392,268
--------------------------------------------------------------------------------
OneBeacon Insurance Group Ltd. 1                     17,700             495,600
--------------------------------------------------------------------------------
Partnerre Holdings Ltd.                               7,600             539,828

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
INSURANCE Continued
Phoenix Cos., Inc. (The)                             76,900    $      1,221,941
--------------------------------------------------------------------------------
Presidential Life Corp. 2                             8,100             177,795
--------------------------------------------------------------------------------
ProCentury Corp.                                     15,200             281,200
--------------------------------------------------------------------------------
Reinsurance Group of
America, Inc.                                         2,900             161,530
--------------------------------------------------------------------------------
RenaissanceRe Holdings Ltd.                           4,700             282,000
--------------------------------------------------------------------------------
RLI Corp.                                            10,400             586,768
--------------------------------------------------------------------------------
Safeco Corp.                                         14,400             900,720
--------------------------------------------------------------------------------
Safety Insurance Group, Inc. 2                       16,000             811,360
--------------------------------------------------------------------------------
Seabright Insurance Holdings, Inc. 1                  5,400              97,254
--------------------------------------------------------------------------------
Selective Insurance Group, Inc. 2                    21,500           1,231,735
--------------------------------------------------------------------------------
State Auto Financial Corp.                           13,300             461,909
--------------------------------------------------------------------------------
Torchmark Corp.                                       5,300             337,928
--------------------------------------------------------------------------------
Tower Group, Inc.                                    11,000             341,770
--------------------------------------------------------------------------------
Transatlantic Holdings, Inc.                            700              43,470
--------------------------------------------------------------------------------
U.S.I. Holdings Corp. 1,2                             6,000              92,160
--------------------------------------------------------------------------------
United America Indemnity Ltd.,
Cl. A 1,2                                            13,606             344,640
--------------------------------------------------------------------------------
Universal American Financial
Corp. 1                                               5,800             108,112
--------------------------------------------------------------------------------
Zenith National Insurance Corp.                      44,400           2,082,804
                                                               -----------------
                                                                     27,132,407

--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS--3.2%
Acadia Realty Trust 2                                 4,600             115,092
--------------------------------------------------------------------------------
Agree Realty Corp. 2                                  7,300             250,901
--------------------------------------------------------------------------------
Alexandria Real Estate Equities,
Inc.                                                  5,800             582,320
--------------------------------------------------------------------------------
AMB Property Corp.                                    3,700             216,857
--------------------------------------------------------------------------------
American Home Mortgage
Investment Corp. 2                                    3,200             112,384
--------------------------------------------------------------------------------
Ashford Hospitality Trust                             9,800             122,010
--------------------------------------------------------------------------------
Associated Estates Realty Corp. 2                     5,100              70,074
--------------------------------------------------------------------------------
BioMed Realty Trust, Inc. 2                          13,400             383,240
--------------------------------------------------------------------------------
Brandywine Realty Trust                              18,114             602,291
--------------------------------------------------------------------------------
BRE Properties, Inc., Cl. A 2                         1,800             117,036
--------------------------------------------------------------------------------
Camden Property Trust                                 2,900             214,165
--------------------------------------------------------------------------------
Capital Trust, Cl. A                                  1,300              64,922
--------------------------------------------------------------------------------
CapitalSource, Inc. 2                                18,700             510,697
--------------------------------------------------------------------------------
CBL & Associates Properties, Inc.                    11,000             476,850
--------------------------------------------------------------------------------
Cedar Shopping Centers, Inc.                          4,300              68,413
--------------------------------------------------------------------------------
CentraCore Properties Trust 2                         1,900              61,427
--------------------------------------------------------------------------------
Colonial Properties Trust 2                           9,554             447,892
--------------------------------------------------------------------------------
Corporate Office Properties Trust                     9,800             494,606
--------------------------------------------------------------------------------
Crescent Real Estate Equities, Inc.                   8,000             158,000
--------------------------------------------------------------------------------
DCT Industrial Trust, Inc.                           27,500             324,500

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS Continued
DiamondRock Hospitality Co.                          29,900    $        538,499
--------------------------------------------------------------------------------
Digital Realty Trust, Inc.                           12,800             438,144
--------------------------------------------------------------------------------
Duke Realty Investments, Inc.                         2,600             106,340
--------------------------------------------------------------------------------
EastGroup Properties, Inc. 2                          5,300             283,868
--------------------------------------------------------------------------------
Entertainment Properties Trust                        4,900             286,356
--------------------------------------------------------------------------------
Equity Inns, Inc. 2                                  22,700             362,292
--------------------------------------------------------------------------------
Equity Lifestyle Properties, Inc.                     1,300              70,759
--------------------------------------------------------------------------------
Equity One, Inc. 2                                   14,900             397,234
--------------------------------------------------------------------------------
Federal Realty Investment Trust                       3,700             314,500
--------------------------------------------------------------------------------
FelCor Lodging Trust, Inc.                           10,100             220,584
--------------------------------------------------------------------------------
First Industrial Realty Trust, Inc. 2                13,100             614,259
--------------------------------------------------------------------------------
First Potomac Realty Trust                              900              26,199
--------------------------------------------------------------------------------
Franklin Street Properties Corp.                      1,100              23,155
--------------------------------------------------------------------------------
Friedman, Billings, Ramsey Group,
Inc., Cl. A 2                                         3,300              26,400
--------------------------------------------------------------------------------
Glimcher Realty Trust 2                               6,700             178,957
--------------------------------------------------------------------------------
Gramercy Capital Corp. 2                              5,300             163,717
--------------------------------------------------------------------------------
Health Care REIT, Inc. 2                              7,100             305,442
--------------------------------------------------------------------------------
Healthcare Realty Trust, Inc. 2                       6,900             272,826
--------------------------------------------------------------------------------
Highland Hospitality Corp.                           13,000             185,250
--------------------------------------------------------------------------------
Highwoods Properties, Inc.                           12,300             501,348
--------------------------------------------------------------------------------
Home Properties of New York, Inc.                    10,400             616,408
--------------------------------------------------------------------------------
Hospitality Properties Trust                          8,500             404,005
--------------------------------------------------------------------------------
HRPT Properties Trust 2                               7,300              90,155
--------------------------------------------------------------------------------
Inland Real Estate Corp. 2                            9,200             172,224
--------------------------------------------------------------------------------
Innkeepers USA Trust                                  8,900             137,950
--------------------------------------------------------------------------------
iStar Financial, Inc.                                 1,100              52,602
--------------------------------------------------------------------------------
Kilroy Realty Corp.                                   3,800             296,400
--------------------------------------------------------------------------------
Kimco Realty Corp.                                      730              32,814
--------------------------------------------------------------------------------
Kite Realty Group Trust                               1,100              20,482
--------------------------------------------------------------------------------
KKR Financial Corp.                                   6,900             184,851
--------------------------------------------------------------------------------
LaSalle Hotel Properties                              5,500             252,175
--------------------------------------------------------------------------------
Lexington Realty Trust 2                             10,100             226,442
--------------------------------------------------------------------------------
Liberty Property Trust                                8,900             437,346
--------------------------------------------------------------------------------
Longview Fibre Co. Real Estate
Investment Trust                                     17,176             377,013
--------------------------------------------------------------------------------
LTC Properties, Inc. 2                                7,600             207,556
--------------------------------------------------------------------------------
Macerich Co. (The)                                      900              77,913
--------------------------------------------------------------------------------
Mack-Cali Realty Corp.                                6,100             311,100
--------------------------------------------------------------------------------
Maguire Properties, Inc.                             11,700             468,000
--------------------------------------------------------------------------------
Mid-America Apartment
Communities, Inc. 2                                   8,300             475,092
--------------------------------------------------------------------------------
National Retail Properties, Inc. 2                   18,700             429,165
--------------------------------------------------------------------------------
Nationwide Health Properties, Inc.                   13,900             420,058
--------------------------------------------------------------------------------
Newcastle Investment Corp. 2                          2,700              84,564
--------------------------------------------------------------------------------
Omega Healthcare Investors, Inc.                      5,500              97,460

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS Continued
Parkway Properties, Inc. 2                            4,100    $        209,141
--------------------------------------------------------------------------------
Pennsylvania Real Estate
Investment Trust                                      7,800             307,164
--------------------------------------------------------------------------------
Post Properties, Inc. 2                               7,000             319,900
--------------------------------------------------------------------------------
PS Business Parks, Inc.                               5,500             388,905
--------------------------------------------------------------------------------
RAIT Financial Trust 2                                1,100              37,928
--------------------------------------------------------------------------------
Ramco-Gershenson Properties
Trust 2                                               3,800             144,932
--------------------------------------------------------------------------------
Realty Income Corp. 2                                 9,700             268,690
--------------------------------------------------------------------------------
Reckson Associates Realty Corp.                       1,600              72,960
--------------------------------------------------------------------------------
Redwood Trust, Inc. 2                                 1,400              81,312
--------------------------------------------------------------------------------
Regency Centers Corp.                                 2,600             203,242
--------------------------------------------------------------------------------
Senior Housing Properties Trust 2                    21,700             531,216
--------------------------------------------------------------------------------
SL Green Realty Corp.                                 1,600             212,448
--------------------------------------------------------------------------------
Sovran Self Storage, Inc. 2                           7,000             400,960
--------------------------------------------------------------------------------
Spirit Finance Corp. 2                               22,300             278,081
--------------------------------------------------------------------------------
Strategic Hotels & Resorts, Inc.                     28,500             621,015
--------------------------------------------------------------------------------
Sunstone Hotel Investors, Inc.                       14,900             398,277
--------------------------------------------------------------------------------
Tanger Factory Outlet Centers, Inc. 2                11,600             453,328
--------------------------------------------------------------------------------
U-Store-It Real Estate Investment
Trust 2                                               5,800             119,190
--------------------------------------------------------------------------------
United Dominion Realty Trust, Inc. 2                 11,200             356,048
--------------------------------------------------------------------------------
Ventas, Inc.                                         10,300             435,896
--------------------------------------------------------------------------------
Washington Real Estate Investment
Trust 2                                               9,800             392,000
--------------------------------------------------------------------------------
Weingarten Realty Investors 2                         5,700             262,827
--------------------------------------------------------------------------------
Winston Hotels, Inc. 2                                4,800              63,600
                                                               -----------------
                                                                     23,140,641

--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.1%
CB Richard Ellis Group, Inc., Cl. A 1                19,300             640,760
--------------------------------------------------------------------------------
Stratus Properties, Inc. 1                            2,300              73,600
                                                               -----------------
                                                                        714,360

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--1.9%
Bank Mutual Corp. 2                                  16,136             195,407
--------------------------------------------------------------------------------
BankUnited Financial Corp., Cl. A 2                   6,800             190,128
--------------------------------------------------------------------------------
Citizens First Bancorp, Inc. 2                        1,600              49,184
--------------------------------------------------------------------------------
Corus Bankshares, Inc. 2                             69,900           1,612,593
--------------------------------------------------------------------------------
Downey Financial Corp. 2                                300              21,774
--------------------------------------------------------------------------------
Federal Agricultural Mortgage
Corp., Non-Vtg. 2                                     7,000             189,910
--------------------------------------------------------------------------------
First Defiance Financial Corp.                          500              15,150
--------------------------------------------------------------------------------
First Financial Holdings, Inc. 2                      2,400              94,032
--------------------------------------------------------------------------------
First Niagara Financial Group, Inc.                  69,000           1,025,340
--------------------------------------------------------------------------------
First Place Financial Corp. 2                         2,400              56,376
--------------------------------------------------------------------------------
FirstFed Financial Corp. 1,2                         24,400           1,634,068

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE Continued
Fremont General Corp. 2                              80,200    $      1,300,042
--------------------------------------------------------------------------------
ITLA Capital Corp.                                      600              34,746
--------------------------------------------------------------------------------
KBNT Bancorp, Inc. 2                                  1,100              18,403
--------------------------------------------------------------------------------
MAF Bancorp, Inc.                                    15,500             692,695
--------------------------------------------------------------------------------
MGIC Investment Corp.                                12,600             788,004
--------------------------------------------------------------------------------
NexCen Brands, Inc. 1,2                               5,500              39,765
--------------------------------------------------------------------------------
Ocwen Financial Corp. 1,2                            83,900           1,330,654
--------------------------------------------------------------------------------
PFF Bancorp, Inc. 2                                  19,210             662,937
--------------------------------------------------------------------------------
PMI Group, Inc. (The)                                17,500             825,475
--------------------------------------------------------------------------------
Provident Financial Services, Inc.                   29,200             529,396
--------------------------------------------------------------------------------
Radian Group, Inc.                                   13,800             743,958
--------------------------------------------------------------------------------
TierOne Corp. 2                                       9,300             293,973
--------------------------------------------------------------------------------
Triad Guaranty, Inc. 1,2                             16,900             927,303
--------------------------------------------------------------------------------
WSFS Financial Corp.                                  3,300             220,869
                                                               -----------------
                                                                     13,492,182

--------------------------------------------------------------------------------
HEALTH CARE--8.2%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--0.3%
Alexion Pharmaceuticals, Inc. 1,2                     2,000              80,780
--------------------------------------------------------------------------------
Alnylam Pharmaceuticals, Inc. 1,2                     1,400              29,960
--------------------------------------------------------------------------------
Applera Corp./Celera Genomics
Group 1                                               8,600             120,314
--------------------------------------------------------------------------------
Array BioPharma, Inc. 1                               1,600              20,672
--------------------------------------------------------------------------------
Digene Corp. 1                                        3,500             167,720
--------------------------------------------------------------------------------
Enzon Pharmaceuticals, Inc. 1,2                      13,200             112,332
--------------------------------------------------------------------------------
Indevus Pharmaceuticals, Inc. 1,2                     4,000              28,400
--------------------------------------------------------------------------------
Isis Pharmaceuticals, Inc. 1,2                       24,000             266,880
--------------------------------------------------------------------------------
Omrix Biopharmaceuticals, Inc. 1                      3,600             108,936
--------------------------------------------------------------------------------
OSI Pharmaceuticals, Inc. 1,2                         2,500              87,450
--------------------------------------------------------------------------------
QLT PhotoTherapeutics, Inc. 1,2                      16,300             137,898
--------------------------------------------------------------------------------
Regeneron Pharmaceuticals, Inc. 1                     7,600             152,532
--------------------------------------------------------------------------------
Savient Pharmaceuticals, Inc. 1                      24,701             276,898
--------------------------------------------------------------------------------
United Therapeutics Corp. 1,2                         8,000             434,960
                                                               -----------------
                                                                      2,025,732

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.7%
Abaxis, Inc. 1,2                                      5,000              96,250
--------------------------------------------------------------------------------
Advanced Medical Optics, Inc. 1                       7,300             256,960
--------------------------------------------------------------------------------
Biosite, Inc. 1,2                                    17,500             854,875
--------------------------------------------------------------------------------
Candela Corp. 1                                      14,900             184,313
--------------------------------------------------------------------------------
Cholestech Corp. 1                                    2,000              36,840
--------------------------------------------------------------------------------
Dade Behring Holdings, Inc.                           9,200             366,252
--------------------------------------------------------------------------------
Datascope Corp. 2                                       700              25,508
--------------------------------------------------------------------------------
DJO, Inc. 1                                           9,300             398,226
--------------------------------------------------------------------------------
Edwards Lifesciences Corp. 1                         18,200             856,128
--------------------------------------------------------------------------------
Greatbatch, Inc. 1,2                                 11,100             298,812

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES Continued
Hillenbrand Industries, Inc.                          3,200    $        182,176
--------------------------------------------------------------------------------
ICU Medical, Inc. 1,2                                 3,400             138,312
--------------------------------------------------------------------------------
IDEXX Laboratories, Inc. 1                            3,100             245,830
--------------------------------------------------------------------------------
Immucor, Inc. 1,2                                    80,300           2,347,169
--------------------------------------------------------------------------------
Integra LifeSciences Holdings
Corp. 1,2                                            10,600             451,454
--------------------------------------------------------------------------------
Invacare Corp. 2                                      2,400              58,920
--------------------------------------------------------------------------------
Kinetic Concepts, Inc. 1,2                           13,800             545,790
--------------------------------------------------------------------------------
Medical Action Industries, Inc. 1,2                     200               6,448
--------------------------------------------------------------------------------
Mentor Corp. 2                                       13,700             669,519
--------------------------------------------------------------------------------
Meridian Bioscience, Inc. 2                           4,100             100,573
--------------------------------------------------------------------------------
Palomar Medical Technologies,
Inc. 1,2                                             30,200           1,530,234
--------------------------------------------------------------------------------
Quidel Corp. 1,2                                     18,000             245,160
--------------------------------------------------------------------------------
West Pharmaceutical Services, Inc.                   39,400           2,018,462
--------------------------------------------------------------------------------
Zoll Medical Corp. 1,2                               10,400             605,696
                                                               -----------------
                                                                     12,519,907

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--3.1%
Air Methods Corp. 1,2                                 7,500             209,400
--------------------------------------------------------------------------------
AMERIGROUP Corp. 1                                   74,400           2,670,216
--------------------------------------------------------------------------------
AmerisourceBergen Corp.                              22,800           1,025,088
--------------------------------------------------------------------------------
Apria Healthcare Group, Inc. 1                       50,700           1,351,155
--------------------------------------------------------------------------------
Bio-Reference Laboratories, Inc. 1,2                  3,500              78,715
--------------------------------------------------------------------------------
Centene Corp. 1,2                                    56,200           1,380,834
--------------------------------------------------------------------------------
Chemed Corp.                                         44,100           1,630,818
--------------------------------------------------------------------------------
CorVel Corp. 1                                        4,600             218,822
--------------------------------------------------------------------------------
Coventry Health Care, Inc. 1                         18,400             920,920
--------------------------------------------------------------------------------
Cross Country Healthcare, Inc. 1,2                   14,900             325,118
--------------------------------------------------------------------------------
Emergency Medical Services LP, Cl. A 1                1,400              29,372
--------------------------------------------------------------------------------
Express Scripts, Inc. 1                               4,600             329,360
--------------------------------------------------------------------------------
Genesis HealthCare Corp. 1,2                         10,000             472,300
--------------------------------------------------------------------------------
Healthspring, Inc. 1,2                               46,800             952,380
--------------------------------------------------------------------------------
Healthways, Inc. 1                                   31,200           1,488,552
--------------------------------------------------------------------------------
HMS Holdings Corp. 1                                  4,600              69,690
--------------------------------------------------------------------------------
Humana, Inc. 1                                       21,700           1,200,227
--------------------------------------------------------------------------------
InVentiv Health, Inc. 1                               6,400             226,240
--------------------------------------------------------------------------------
Kindred Healthcare, Inc. 1                           56,600           1,429,150
--------------------------------------------------------------------------------
Laboratory Corp. of America
Holdings 1                                           15,800           1,160,826
--------------------------------------------------------------------------------
Landauer, Inc. 2                                        200              10,494
--------------------------------------------------------------------------------
LCA-Vision, Inc. 2                                    5,600             192,416
--------------------------------------------------------------------------------
Lincare Holdings, Inc. 1                              7,500             298,800
--------------------------------------------------------------------------------
Magellan Health Services, Inc. 1                     36,600           1,581,852
--------------------------------------------------------------------------------
Manor Care, Inc.                                        300              14,076
--------------------------------------------------------------------------------
MedCath Corp. 1                                       7,500             205,200

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES Continued
Molina Healthcare, Inc. 1,2                          44,600    $      1,449,946
--------------------------------------------------------------------------------
National HealthCare Corp. 2                           2,400             132,480
--------------------------------------------------------------------------------
Odyssey Healthcare, Inc. 1,2                         12,800             169,728
--------------------------------------------------------------------------------
Pediatrix Medical Group, Inc. 1                         600              29,340
--------------------------------------------------------------------------------
PSS World Medical, Inc. 1,2                          30,500             595,665
--------------------------------------------------------------------------------
Res-Care, Inc. 1,2                                    6,500             117,975
--------------------------------------------------------------------------------
Visicu, Inc. 1,2                                      1,900              21,280
--------------------------------------------------------------------------------
WellCare Health Plans, Inc. 1                         8,600             592,540
                                                               -----------------
                                                                     22,580,975

--------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY--0.4%
AMICAS, Inc. 1,2                                      9,400              27,636
--------------------------------------------------------------------------------
Computer Programs & Systems, Inc.                     5,100             173,349
--------------------------------------------------------------------------------
Dendrite International, Inc. 1                       16,940             181,427
--------------------------------------------------------------------------------
Emdeon Corp. 1                                       67,900             841,281
--------------------------------------------------------------------------------
IMS Health, Inc.                                      9,400             258,312
--------------------------------------------------------------------------------
Omnicell, Inc. 1,2                                   20,100             374,463
--------------------------------------------------------------------------------
Per-Se Technologies, Inc. 1,2                         8,100             225,018
--------------------------------------------------------------------------------
Phase Forward, Inc. 1,2                              19,800             296,604
--------------------------------------------------------------------------------
Trizetto Group, Inc. 1,2                              2,900              53,273
--------------------------------------------------------------------------------
Vital Images, Inc. 1,2                                2,900             100,920
                                                               -----------------
                                                                      2,532,283

--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--1.0%
Albany Molecular Research, Inc. 1                       500               5,280
--------------------------------------------------------------------------------
Applera Corp./Applied Biosystems
Group                                                33,400           1,225,446
--------------------------------------------------------------------------------
Bio-Rad Laboratories, Inc., Cl. A 1,2                 7,000             577,640
--------------------------------------------------------------------------------
Bruker BioSciences Corp. 1,2                         34,600             259,846
--------------------------------------------------------------------------------
Charles River Laboratories
International, Inc. 1                                 2,900             125,425
--------------------------------------------------------------------------------
Diversa Corp. 1,2                                     1,800              19,584
--------------------------------------------------------------------------------
Illumina, Inc. 1                                     11,400             448,134
--------------------------------------------------------------------------------
Invitrogen Corp. 1                                    6,200             350,858
--------------------------------------------------------------------------------
Kendle International, Inc. 1                         10,300             323,935
--------------------------------------------------------------------------------
Luminex Corp. 1                                       9,900             125,730
--------------------------------------------------------------------------------
Molecular Devices Corp. 1,2                          10,500             221,235
--------------------------------------------------------------------------------
Parexel International Corp. 1                        23,700             686,589
--------------------------------------------------------------------------------
Pharmanet Development Group, Inc. 1                  11,000             242,770
--------------------------------------------------------------------------------
Thermo Fisher Scientific, Inc. 1                     22,600           1,023,554
--------------------------------------------------------------------------------
Varian, Inc. 1                                       31,000           1,388,490
--------------------------------------------------------------------------------
Waters Corp. 1                                        8,400             411,348
                                                               -----------------
                                                                      7,435,864

--------------------------------------------------------------------------------
PHARMACEUTICALS--1.7%
Alpharma, Inc., Cl. A                                60,600           1,460,460
--------------------------------------------------------------------------------
BioMimetic Therapeutics, Inc. 1,2                    21,100             278,309

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
PHARMACEUTICALS Continued
Bradley Pharmaceuticals, Inc. 1,2                    15,000    $        308,700
--------------------------------------------------------------------------------
DepoMed, Inc. 1,2                                     4,200              14,490
--------------------------------------------------------------------------------
Endo Pharmaceuticals Holdings, Inc. 1,2              30,700             846,706
--------------------------------------------------------------------------------
King Pharmaceuticals, Inc. 1                         41,500             660,680
--------------------------------------------------------------------------------
Medicines Co. (The) 1                                22,800             723,216
--------------------------------------------------------------------------------
Medicis Pharmaceutical Corp., Cl. A 2                45,300           1,591,389
--------------------------------------------------------------------------------
Mylan Laboratories, Inc.                             34,500             688,620
--------------------------------------------------------------------------------
New River Pharmaceuticals, Inc. 1,2                   8,800             481,448
--------------------------------------------------------------------------------
Noven Pharmaceuticals, Inc. 1,2                      15,800             402,110
--------------------------------------------------------------------------------
Pain Therapeutics, Inc. 1,2                          35,900             319,510
--------------------------------------------------------------------------------
Perrigo Co.                                          42,300             731,790
--------------------------------------------------------------------------------
Pozen, Inc. 1,2                                      10,800             183,492
--------------------------------------------------------------------------------
Sciele Pharma, Inc. 1,2                              61,000           1,464,000
--------------------------------------------------------------------------------
ViroPharma, Inc. 1                                   91,400           1,338,096
--------------------------------------------------------------------------------
Watson Pharmaceuticals, Inc. 1                       22,900             596,087
                                                               -----------------
                                                                     12,089,103

--------------------------------------------------------------------------------
INDUSTRIALS--16.7%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.1%
AerCap Holdings NV 1                                 38,100             883,158
--------------------------------------------------------------------------------
Armor Holdings, Inc. 1,2                             18,700           1,025,695
--------------------------------------------------------------------------------
Astronics Corp., Cl. B 1                                650              10,855
--------------------------------------------------------------------------------
Ceradyne, Inc. 1,2                                   23,100           1,305,150
--------------------------------------------------------------------------------
Cubic Corp. 2                                         1,400              30,380
--------------------------------------------------------------------------------
Curtiss-Wright Corp. 2                                2,300              85,284
--------------------------------------------------------------------------------
DynCorp International, Inc., Cl. A 1                 11,200             177,744
--------------------------------------------------------------------------------
K&F Industries Holdings, Inc. 1,2                    12,500             283,875
--------------------------------------------------------------------------------
L-3 Communications Holdings, Inc.                     4,300             351,654
--------------------------------------------------------------------------------
Orbital Sciences Corp. 1,2                           90,000           1,659,600
--------------------------------------------------------------------------------
Spirit Aerosystems Holdings, Inc.,
Cl. A 1                                              21,560             721,613
--------------------------------------------------------------------------------
Teledyne Technologies, Inc. 1                        24,100             967,133
--------------------------------------------------------------------------------
Triumph Group, Inc.                                     500              26,215
--------------------------------------------------------------------------------
United Industrial Corp. 2                             8,000             406,000
                                                               -----------------
                                                                      7,934,356

--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--0.8%
ABX Air, Inc. 1                                      12,800              88,704
--------------------------------------------------------------------------------
Atlas Air Worldwide Holdings, Inc. 1,2               15,600             694,200
--------------------------------------------------------------------------------
EGL, Inc. 1                                          27,600             821,928
--------------------------------------------------------------------------------
Hub Group, Inc., Cl. A 1                             74,400           2,049,720
--------------------------------------------------------------------------------
Pacer International, Inc.                            58,500           1,741,545
                                                               -----------------
                                                                      5,396,097

--------------------------------------------------------------------------------
AIRLINES--0.8%
Alaska Air Group, Inc. 1                             41,400           1,635,300

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
AIRLINES Continued
Allegiant Travel Co. 1                                2,020    $         56,681
--------------------------------------------------------------------------------
AMR Corp. 1                                          46,600           1,408,718
--------------------------------------------------------------------------------
Continental Airlines, Inc., Cl. B 1,2                32,300           1,332,375
--------------------------------------------------------------------------------
ExpressJet Holdings, Inc. 1                          33,000             267,300
--------------------------------------------------------------------------------
Frontier Airlines Holdings, Inc. 1,2                 19,200             142,080
--------------------------------------------------------------------------------
Mesa Air Group, Inc. 1,2                              1,100               9,427
--------------------------------------------------------------------------------
SkyWest, Inc.                                        20,100             512,751
--------------------------------------------------------------------------------
US Airways Group, Inc. 1                              3,100             166,935
                                                               -----------------
                                                                      5,531,567

--------------------------------------------------------------------------------
BUILDING PRODUCTS--0.6%
American Woodmark Corp. 2                            11,600             485,460
--------------------------------------------------------------------------------
Ameron International Corp. 2                          6,100             465,857
--------------------------------------------------------------------------------
Builders FirstSource, Inc. 1,2                       25,300             451,099
--------------------------------------------------------------------------------
Goodman Global, Inc. 1,2                             20,200             347,440
--------------------------------------------------------------------------------
Insteel Industries, Inc. 2                           17,300             307,767
--------------------------------------------------------------------------------
Jacuzzi Brands, Inc. 1                                2,600              32,318
--------------------------------------------------------------------------------
PW Eagle, Inc. 2                                     12,100             417,450
--------------------------------------------------------------------------------
Universal Forest Products, Inc. 2                    32,300           1,505,826
                                                               -----------------
                                                                      4,013,217

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--5.2%
ABM Industries, Inc. 2                                2,200              49,962
--------------------------------------------------------------------------------
Acco Brands Corp. 1                                   8,100             214,407
--------------------------------------------------------------------------------
Administaff, Inc. 2                                  51,100           2,185,547
--------------------------------------------------------------------------------
Allied Waste Industries, Inc. 1                      27,200             334,288
--------------------------------------------------------------------------------
American Ecology Corp. 2                              2,000              37,020
--------------------------------------------------------------------------------
American Reprographics Co. 1,2                       15,600             519,636
--------------------------------------------------------------------------------
AMREP Corp. 2                                         2,500             306,250
--------------------------------------------------------------------------------
Avery-Dennison Corp.                                  4,900             332,857
--------------------------------------------------------------------------------
Banta Corp.                                          25,200             917,280
--------------------------------------------------------------------------------
Bowne & Co., Inc.                                     5,900              94,046
--------------------------------------------------------------------------------
CBIZ, Inc. 1,2                                       40,200             280,194
--------------------------------------------------------------------------------
CDI Corp. 2                                             700              17,430
--------------------------------------------------------------------------------
Central Parking Corp. 2                              12,400             223,200
--------------------------------------------------------------------------------
Cenveo, Inc. 1,2                                     54,600           1,157,520
--------------------------------------------------------------------------------
Clean Harbors, Inc. 1                                18,300             885,903
--------------------------------------------------------------------------------
COMSYS IT Partners, Inc. 1                           13,600             274,856
--------------------------------------------------------------------------------
Consolidated Graphics, Inc. 1                        15,900             939,213
--------------------------------------------------------------------------------
Cornell Corrections, Inc. 1,2                         3,400              62,322
--------------------------------------------------------------------------------
Corrections Corp. of America 1                        9,950             450,039
--------------------------------------------------------------------------------
Covanta Holding Corp. 1                              34,400             758,176
--------------------------------------------------------------------------------
CRA International, Inc. 1,2                           4,900             256,760
--------------------------------------------------------------------------------
Deluxe Corp. 2                                       57,400           1,446,480
--------------------------------------------------------------------------------
Diamond Management &
Technology Consultants, Inc. 2                        5,100              63,444

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES Continued
Donnelley (R.R.) & Sons Co.                          15,200    $        540,208
--------------------------------------------------------------------------------
Ennis, Inc. 2                                        17,700             432,942
--------------------------------------------------------------------------------
Exponent, Inc. 1,2                                   15,100             281,766
--------------------------------------------------------------------------------
First Consulting Group, Inc. 1,2                      5,300              72,928
--------------------------------------------------------------------------------
Geo Group, Inc. (The) 1                               5,800             217,616
--------------------------------------------------------------------------------
Harland (John H.) Co.                                46,600           2,339,320
--------------------------------------------------------------------------------
Healthcare Services Group, Inc. 2                     7,674             222,239
--------------------------------------------------------------------------------
Heidrick & Struggles International,
Inc. 1,2                                             12,200             516,792
--------------------------------------------------------------------------------
ICT Group, Inc. 1,2                                   9,900             312,741
--------------------------------------------------------------------------------
IHS, Inc., Cl. A 1                                   15,000             592,200
--------------------------------------------------------------------------------
Ikon Office Solutions, Inc.                         129,200           2,115,004
--------------------------------------------------------------------------------
Kelly Services, Inc., Cl. A 2                         2,200              63,668
--------------------------------------------------------------------------------
Kenexa Corp. 1,2                                      5,600             186,256
--------------------------------------------------------------------------------
Kforce, Inc. 1,2                                     17,300             210,541
--------------------------------------------------------------------------------
Knoll, Inc.                                          50,100           1,102,200
--------------------------------------------------------------------------------
Korn-Ferry International 1                           96,800           2,222,528
--------------------------------------------------------------------------------
Labor Ready, Inc. 1                                 114,100           2,091,453
--------------------------------------------------------------------------------
Manpower, Inc.                                       14,100           1,056,513
--------------------------------------------------------------------------------
Miller (Herman), Inc.                                 9,100             330,876
--------------------------------------------------------------------------------
On Assignment, Inc. 1,2                              14,800             173,900
--------------------------------------------------------------------------------
PeopleSupport, Inc. 1,2                              12,400             261,020
--------------------------------------------------------------------------------
PHH Corp. 1                                          35,600           1,027,772
--------------------------------------------------------------------------------
Pike Electric Corp. 1                                11,100             181,263
--------------------------------------------------------------------------------
Resources Connection, Inc. 1,2                        1,500              47,760
--------------------------------------------------------------------------------
Robert Half International, Inc.                       9,400             348,928
--------------------------------------------------------------------------------
SAIC, Inc. 1,2                                        4,700              83,613
--------------------------------------------------------------------------------
School Specialty, Inc. 1                              5,100             191,199
--------------------------------------------------------------------------------
SITEL Corp. 1                                        17,800              75,116
--------------------------------------------------------------------------------
Spherion Corp. 1                                     45,000             334,350
--------------------------------------------------------------------------------
Standard Register Co. (The) 2                         4,800              57,600
--------------------------------------------------------------------------------
Steelcase, Inc., Cl. A                               40,000             726,400
--------------------------------------------------------------------------------
Team, Inc. 1,2                                        6,100             212,463
--------------------------------------------------------------------------------
TeleTech Holdings, Inc. 1,2                           9,300             222,084
--------------------------------------------------------------------------------
Tetra Tech, Inc. 1,2                                 91,800           1,660,662
--------------------------------------------------------------------------------
United Stationers, Inc. 1                            10,600             494,914
--------------------------------------------------------------------------------
Viad Corp.                                           42,200           1,713,320
--------------------------------------------------------------------------------
Volt Information Sciences, Inc. 1,2                  14,000             702,940
--------------------------------------------------------------------------------
Waste Industries USA, Inc.                            4,100             125,132
--------------------------------------------------------------------------------
Watson Wyatt & Co. Holdings                          47,500           2,144,625
                                                               -----------------
                                                                     37,499,682

--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.9%
Baker (Michael) Corp. 1,2                             2,600              58,890
--------------------------------------------------------------------------------
Chicago Bridge & Iron Co. NV                         21,100             576,874
--------------------------------------------------------------------------------
Comfort Systems USA, Inc.                            31,000             391,840

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING Continued
EMCOR Group, Inc. 1                                  43,000    $      2,444,550
--------------------------------------------------------------------------------
Granite Construction, Inc.                           13,600             684,352
--------------------------------------------------------------------------------
Infrasource Services, Inc. 1                         64,400           1,401,988
--------------------------------------------------------------------------------
Insituform Technologies, Inc., Cl. A 1,2              2,500              64,650
--------------------------------------------------------------------------------
Perini Corp. 1                                       10,500             323,190
--------------------------------------------------------------------------------
Quanta Services, Inc. 1                              29,600             582,232
--------------------------------------------------------------------------------
Sterling Construction Co., Inc. 1,2                   2,400              52,224
                                                               -----------------
                                                                      6,580,790

--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.8%
Acuity Brands, Inc.                                  44,500           2,315,780
--------------------------------------------------------------------------------
AZZ, Inc. 1                                             400              20,480
--------------------------------------------------------------------------------
Baldor Electric Co. 2                                34,800           1,163,016
--------------------------------------------------------------------------------
Belden CDT, Inc. 2                                   57,300           2,239,857
--------------------------------------------------------------------------------
Cooper Industries Ltd., Cl. A                         4,300             388,849
--------------------------------------------------------------------------------
EnerSys, Inc. 1                                      27,200             435,200
--------------------------------------------------------------------------------
First Solar, Inc. 1                                   2,100              62,580
--------------------------------------------------------------------------------
Franklin Electric Co., Inc. 2                         1,200              61,668
--------------------------------------------------------------------------------
General Cable Corp. 1                                18,900             826,119
--------------------------------------------------------------------------------
Genlyte Group, Inc. (The) 1,2                         6,500             507,715
--------------------------------------------------------------------------------
GrafTech International Ltd. 1,2                      37,700             260,884
--------------------------------------------------------------------------------
II-VI, Inc. 1                                         6,200             173,228
--------------------------------------------------------------------------------
Lamson & Sessions Co. (The) 1,2                       8,500             206,210
--------------------------------------------------------------------------------
LSI Industries, Inc.                                  7,200             142,920
--------------------------------------------------------------------------------
Regal-Beloit Corp. 2                                 31,900           1,675,069
--------------------------------------------------------------------------------
Smith (A.O.) Corp. 2                                  3,900             146,484
--------------------------------------------------------------------------------
Superior Essex, Inc. 1                               20,200             671,650
--------------------------------------------------------------------------------
Thomas & Betts Corp. 1                                5,100             241,128
--------------------------------------------------------------------------------
Vicor Corp. 2                                        18,300             203,313
--------------------------------------------------------------------------------
Woodward Governor Co. 2                              35,600           1,413,676
                                                               -----------------
                                                                     13,155,826

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.2%
Sequa Corp., Cl. A1                                   5,800             667,348
--------------------------------------------------------------------------------
Teleflex, Inc.                                        3,500             225,960
--------------------------------------------------------------------------------
Tredegar Corp. 2                                      7,200             162,792
                                                               -----------------
                                                                      1,056,100

--------------------------------------------------------------------------------
MACHINERY--3.6%
Actuant Corp., Cl. A 2                               12,600             600,390
--------------------------------------------------------------------------------
AGCO Corp. 1,2                                       29,000             897,260
--------------------------------------------------------------------------------
Albany International Corp., Cl. A                    12,200             401,502
--------------------------------------------------------------------------------
American Railcar Industries, Inc. 2                   4,600             156,584
--------------------------------------------------------------------------------
American Science & Engineering, Inc. 1,2              1,800             107,118
--------------------------------------------------------------------------------
Ampco-Pittsburgh Corp.                               10,900             364,932

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
MACHINERY Continued
Astec Industries, Inc. 1,2                            8,200    $        287,820
--------------------------------------------------------------------------------
Briggs & Stratton Corp. 2                            11,900             320,705
--------------------------------------------------------------------------------
Bucyrus International, Inc., Cl. A 2                 15,700             812,632
--------------------------------------------------------------------------------
Cascade Corp. 2                                       3,800             201,020
--------------------------------------------------------------------------------
Commercial Vehicle Group, Inc. 1                        900              19,620
--------------------------------------------------------------------------------
Cummins, Inc.                                         7,800             921,804
--------------------------------------------------------------------------------
Dynamic Materials Corp. 2                             7,700             216,370
--------------------------------------------------------------------------------
Eaton Corp.                                           8,400             631,176
--------------------------------------------------------------------------------
Federal Signal Corp.                                 21,100             338,444
--------------------------------------------------------------------------------
Flow International Corp. 1                           24,000             264,480
--------------------------------------------------------------------------------
Freightcar America, Inc. 2                            8,900             493,505
--------------------------------------------------------------------------------
Gardner Denver, Inc. 1                               48,800           1,820,728
--------------------------------------------------------------------------------
Gorman-Rupp Co. (The)                                 1,275              47,137
--------------------------------------------------------------------------------
Kadant, Inc. 1                                        8,500             207,230
--------------------------------------------------------------------------------
Kaydon Corp.                                         45,900           1,824,066
--------------------------------------------------------------------------------
Lindsay Manufacturing Co. 2                           8,200             267,730
--------------------------------------------------------------------------------
Manitowoc Co., Inc. (The)                            10,900             647,787
--------------------------------------------------------------------------------
Middleby Corp. (The) 1,2                              3,100             324,477
--------------------------------------------------------------------------------
Miller Industries, Inc. 1,2                           6,300             151,200
--------------------------------------------------------------------------------
Mueller Industries, Inc. 2                           46,500           1,474,050
--------------------------------------------------------------------------------
NACCO Industries, Inc., Cl. A                        10,300           1,406,980
--------------------------------------------------------------------------------
Navistar International Corp. 1                        6,000             200,580
--------------------------------------------------------------------------------
Nordson Corp.                                        39,300           1,958,319
--------------------------------------------------------------------------------
RBC Bearings, Inc. 1                                  7,500             214,950
--------------------------------------------------------------------------------
Robbins & Myers, Inc.                                 9,700             445,424
--------------------------------------------------------------------------------
SPX Corp.                                            14,900             911,284
--------------------------------------------------------------------------------
Sun Hydraulics Corp. 2                                2,300              47,173
--------------------------------------------------------------------------------
Tennant Co. 2                                        10,700             310,300
--------------------------------------------------------------------------------
Terex Corp. 1                                         4,300             277,694
--------------------------------------------------------------------------------
Titan International, Inc. 2                          10,600             213,590
--------------------------------------------------------------------------------
Toro Co. (The)                                       47,500           2,214,925
--------------------------------------------------------------------------------
Valmont Industries, Inc. 2                           37,800           2,097,522
--------------------------------------------------------------------------------
Wabtec Corp.                                         62,500           1,898,750
                                                               -----------------
                                                                     25,997,258

--------------------------------------------------------------------------------
MARINE--0.3%
American Commercial Lines, Inc. 1                    15,500           1,015,405
--------------------------------------------------------------------------------
Horizon Lines, Inc., Cl. A                           41,700           1,124,232
                                                               -----------------
                                                                      2,139,637

--------------------------------------------------------------------------------
ROAD & RAIL--0.7%
Arkansas Best Corp. 2                                15,100             543,600
--------------------------------------------------------------------------------
Dollar Thrifty Automotive
--------------------------------------------------------------------------------
Group, Inc. 1,2                                       7,500             342,075
--------------------------------------------------------------------------------
Genesee & Wyoming, Inc., Cl. A 1,2                    7,700             202,048
--------------------------------------------------------------------------------
Heartland Express, Inc.                               7,900             118,658

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
ROAD & RAIL Continued
Kansas City Southern 1,2                             17,800    $        515,844
--------------------------------------------------------------------------------
Laidlaw International, Inc.                          31,300             952,459
--------------------------------------------------------------------------------
P.A.M. Transportation Services, Inc. 1,2              3,900              85,878
--------------------------------------------------------------------------------
Ryder Systems, Inc.                                   4,800             245,088
--------------------------------------------------------------------------------
Saia, Inc. 1                                         13,600             315,656
--------------------------------------------------------------------------------
Swift Transportation Co., Inc. 1                     65,900           1,731,193
--------------------------------------------------------------------------------
Universal Truckload Services, Inc. 1                    500              11,875
--------------------------------------------------------------------------------
Werner Enterprises, Inc. 2                            9,400             164,312
                                                               -----------------
                                                                      5,228,686

--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--0.7%
Applied Industrial Technologies, Inc.                61,075           1,606,883
--------------------------------------------------------------------------------
BlueLinx Holdings, Inc. 2                            19,300             200,720
--------------------------------------------------------------------------------
Houston Wire & Cable Co. 1,2                          8,400             175,560
--------------------------------------------------------------------------------
Interline Brands, Inc. 1                             24,300             546,021
--------------------------------------------------------------------------------
Kaman Corp., Cl. A 2                                  5,000             111,950
--------------------------------------------------------------------------------
Rush Enterprises, Inc., Cl. A 1,2                     8,800             148,896
--------------------------------------------------------------------------------
UAP Holding Corp.                                    47,000           1,183,460
--------------------------------------------------------------------------------
United Rentals, Inc. 1,2                             28,300             719,669
--------------------------------------------------------------------------------
W.W. Grainger, Inc.                                   8,300             580,502
                                                               -----------------
                                                                      5,273,661

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--24.3%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--3.1%
ADTRAN, Inc.                                         65,700           1,491,390
--------------------------------------------------------------------------------
Anaren Microwave, Inc. 1,2                           19,200             340,992
--------------------------------------------------------------------------------
Andrew Corp. 1                                        5,000              51,150
--------------------------------------------------------------------------------
Arris Group, Inc. 1                                 189,400           2,369,394
--------------------------------------------------------------------------------
Avaya, Inc. 1                                        77,500           1,083,450
--------------------------------------------------------------------------------
Avocent Corp. 1                                      10,300             348,655
--------------------------------------------------------------------------------
Black Box Corp. 2                                     3,300             138,567
--------------------------------------------------------------------------------
C-COR.net Corp. 1,2                                  23,200             258,448
--------------------------------------------------------------------------------
Carrier Access Corp. 1                                9,800              64,288
--------------------------------------------------------------------------------
CommScope, Inc. 1                                    79,900           2,435,352
--------------------------------------------------------------------------------
Comtech Telecommunications
Corp. 1,2                                            20,600             784,242
--------------------------------------------------------------------------------
Digi International, Inc. 1,2                         14,800             204,092
--------------------------------------------------------------------------------
Ditech Networks, Inc. 1,2                            21,000             145,320
--------------------------------------------------------------------------------
Dycom Industries, Inc. 1                              7,700             162,624
--------------------------------------------------------------------------------
EMS Technologies, Inc. 1                             12,200             244,366
--------------------------------------------------------------------------------
Extreme Networks, Inc. 1                             53,100             222,489
--------------------------------------------------------------------------------
Foundry Networks, Inc. 1                             60,500             906,290
--------------------------------------------------------------------------------
Harmonic, Inc. 1,2                                   35,000             254,450
--------------------------------------------------------------------------------
Inter-Tel, Inc. 2                                     1,100              24,376
--------------------------------------------------------------------------------
InterDigital Communications Corp. 1,2                74,700           2,506,185
--------------------------------------------------------------------------------
Oplink Communications, Inc. 1,2                      11,800             242,608

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT Continued
Packeteer, Inc. 1,2                                   2,400    $         32,640
--------------------------------------------------------------------------------
Performance Technologies, Inc. 1,2                    8,300              49,717
--------------------------------------------------------------------------------
Plantronics, Inc. 2                                   3,500              74,200
--------------------------------------------------------------------------------
Polycom, Inc. 1                                      76,800           2,373,888
--------------------------------------------------------------------------------
Redback Networks, Inc. 1                              7,100             177,074
--------------------------------------------------------------------------------
SafeNet, Inc. 1,2                                     6,600             158,004
--------------------------------------------------------------------------------
Sonus Networks, Inc. 1                              131,200             864,608
--------------------------------------------------------------------------------
Stratex Networks, Inc. 1,2                            9,900              47,817
--------------------------------------------------------------------------------
Symmetricom, Inc. 1,2                                 5,400              48,168
--------------------------------------------------------------------------------
Tekelec, Inc. 1,2                                    61,400             910,562
--------------------------------------------------------------------------------
Tellabs, Inc. 1                                      45,800             469,908
--------------------------------------------------------------------------------
UTStarcom, Inc. 1,2                                 217,300           1,901,375
--------------------------------------------------------------------------------
ViaSat, Inc. 1,2                                     19,300             575,333
                                                               -----------------
                                                                     21,962,022

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--1.8%
Adaptec, Inc. 1,2                                    19,600              91,336
--------------------------------------------------------------------------------
Brocade Communications
Systems, Inc. 1                                     300,300           2,465,463
--------------------------------------------------------------------------------
Cray, Inc. 1,2                                       14,300             169,884
--------------------------------------------------------------------------------
Diebold, Inc.                                        17,600             820,160
--------------------------------------------------------------------------------
Electronics for Imaging, Inc. 1,2                    36,400             967,512
--------------------------------------------------------------------------------
Emulex Corp. 1                                      127,900           2,495,329
--------------------------------------------------------------------------------
Hypercom Corp. 1,2                                   35,800             227,330
--------------------------------------------------------------------------------
Imation Corp.                                        29,500           1,369,685
--------------------------------------------------------------------------------
Komag, Inc. 1,2                                      40,500           1,534,140
--------------------------------------------------------------------------------
Lexmark International, Inc., Cl. A 1                 16,000           1,171,200
--------------------------------------------------------------------------------
NCR Corp. 1                                          25,400           1,086,104
--------------------------------------------------------------------------------
QLogic Corp. 1                                       29,800             653,216
--------------------------------------------------------------------------------
Seagate Technology                                    4,272             113,208
                                                               -----------------
                                                                     13,164,567

--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.5%
Acacia Research Corp. 1,2                            18,700             250,206
--------------------------------------------------------------------------------
Aeroflex, Inc. 1,2                                   19,600             229,712
--------------------------------------------------------------------------------
Agilysys, Inc. 2                                      4,500              75,330
--------------------------------------------------------------------------------
Avnet, Inc. 1                                        18,700             477,411
--------------------------------------------------------------------------------
AVX Corp.                                            42,700             631,533
--------------------------------------------------------------------------------
Bel Fuse, Inc., Cl. A                                 4,800             144,816
--------------------------------------------------------------------------------
Benchmark Electronics, Inc. 1,2                      19,500             475,020
--------------------------------------------------------------------------------
CDW Corp.                                             9,700             682,104
--------------------------------------------------------------------------------
Checkpoint Systems, Inc. 1                           10,800             218,160
--------------------------------------------------------------------------------
Cogent, Inc. 1,2                                      7,100              78,171
--------------------------------------------------------------------------------
Cognex Corp. 2                                       24,100             574,062
--------------------------------------------------------------------------------
CPI International, Inc. 1                             7,000             105,000
--------------------------------------------------------------------------------
CTS Corp. 2                                          21,000             329,700

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS Continued
Daktronics, Inc. 2                                   30,300    $      1,116,555
--------------------------------------------------------------------------------
Dolby Laboratories, Inc., Cl. A 1                    18,900             586,278
--------------------------------------------------------------------------------
DTS, Inc. 1,2                                         2,100              50,799
--------------------------------------------------------------------------------
Excel Technology, Inc. 1                              4,500             115,155
--------------------------------------------------------------------------------
FLIR Systems, Inc. 1,2                               12,800             407,424
--------------------------------------------------------------------------------
Gerber Scientific, Inc. 1                            15,400             193,424
--------------------------------------------------------------------------------
Global Imaging Systems, Inc. 1                       59,200           1,299,440
--------------------------------------------------------------------------------
Ingram Micro, Inc., Cl. A 1                          19,800             404,118
--------------------------------------------------------------------------------
Insight Enterprises, Inc. 1                          33,500             632,145
--------------------------------------------------------------------------------
IPG Photonics Corp. 1,2                              12,020             288,480
--------------------------------------------------------------------------------
Itron, Inc. 1,2                                      34,600           1,793,664
--------------------------------------------------------------------------------
Kemet Corp. 1                                        21,500             156,950
--------------------------------------------------------------------------------
Littlefuse, Inc. 1                                   22,200             707,736
--------------------------------------------------------------------------------
Methode Electronics, Inc., Cl. A                     11,000             119,130
--------------------------------------------------------------------------------
Mettler-Toledo International, Inc. 1                  8,000             630,800
--------------------------------------------------------------------------------
MTS Systems Corp. 2                                  19,200             741,504
--------------------------------------------------------------------------------
Newport Corp. 1                                      27,400             574,030
--------------------------------------------------------------------------------
OYO Geospace Corp. 1,2                                1,500              87,135
--------------------------------------------------------------------------------
Park Electrochemical Corp.                           17,400             446,310
--------------------------------------------------------------------------------
Paxar Corp. 1,2                                       9,800             225,988
--------------------------------------------------------------------------------
PC Connection, Inc. 1,2                               5,300              78,599
--------------------------------------------------------------------------------
Planar Systems, Inc. 1,2                              6,300              60,921
--------------------------------------------------------------------------------
Plexus Corp. 1                                       71,000           1,695,480
--------------------------------------------------------------------------------
RadiSys Corp. 1,2                                    17,100             285,057
--------------------------------------------------------------------------------
Rofin-Sinar Technologies, Inc. 1,2                   35,200           2,128,192
--------------------------------------------------------------------------------
Rogers Corp. 1                                       27,000           1,597,050
--------------------------------------------------------------------------------
Sanmina-SCI Corp. 1                                  56,400             194,580
--------------------------------------------------------------------------------
ScanSource, Inc. 1,2                                  5,800             176,320
--------------------------------------------------------------------------------
Solectron Corp. 1                                    77,000             247,940
--------------------------------------------------------------------------------
Staktek Holdings, Inc. 1                              1,100               5,665
--------------------------------------------------------------------------------
SYNNEX Corp. 1                                       11,800             258,892
--------------------------------------------------------------------------------
Tech Data Corp. 1                                    27,400           1,037,638
--------------------------------------------------------------------------------
Technitrol, Inc.                                     35,700             852,873
--------------------------------------------------------------------------------
Tektronix, Inc.                                      16,300             475,471
--------------------------------------------------------------------------------
TTM Technologies, Inc. 1                             35,800             405,614
--------------------------------------------------------------------------------
Vishay Intertechnology, Inc. 1                       51,700             700,018
--------------------------------------------------------------------------------
Zygo Corp. 1,2                                       15,800             259,910
                                                               -----------------
                                                                     25,308,510

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--3.0%
24/7 Real Media, Inc. 1,2                            25,100             227,155
--------------------------------------------------------------------------------
Aquantive, Inc. 1,2                                  18,000             443,880
--------------------------------------------------------------------------------
Art Technology Group, Inc. 1,2                       46,900             109,277
--------------------------------------------------------------------------------
CMGI, Inc. 1                                        112,100             150,214
--------------------------------------------------------------------------------
CyberSource Corp. 1                                   2,200              24,244

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES Continued
Digital Insight Corp. 1                              42,700    $      1,643,523
--------------------------------------------------------------------------------
Digital River, Inc. 1,2                              18,400           1,026,536
--------------------------------------------------------------------------------
Digitas, Inc. 1                                      71,000             952,110
--------------------------------------------------------------------------------
EarthLink, Inc. 1                                   185,100           1,314,210
--------------------------------------------------------------------------------
eCollege.com, Inc. 1,2                                6,900             107,985
--------------------------------------------------------------------------------
InfoSpace, Inc. 1,2                                  20,600             422,506
--------------------------------------------------------------------------------
Internap Network Services Corp. 1,2                  20,400             405,348
--------------------------------------------------------------------------------
Interwoven, Inc. 1                                   30,000             440,100
--------------------------------------------------------------------------------
j2 Global Communications, Inc. 1,2                   62,000           1,689,500
--------------------------------------------------------------------------------
Liquidity Services, Inc. 1                            2,000              34,420
--------------------------------------------------------------------------------
National Information Consortium,
Inc. 1                                                4,700              23,359
--------------------------------------------------------------------------------
Open Text Corp. 1,2                                  35,800             726,740
--------------------------------------------------------------------------------
RealNetworks, Inc. 1,2                              126,500           1,383,910
--------------------------------------------------------------------------------
Savvis, Inc. 1,2                                     26,446             944,387
--------------------------------------------------------------------------------
Sohu.com, Inc. 1                                     46,300           1,111,200
--------------------------------------------------------------------------------
SonicWALL, Inc. 1                                    51,000             429,420
--------------------------------------------------------------------------------
TheStreet.com, Inc. 2                                25,400             226,060
--------------------------------------------------------------------------------
Travelzoo, Inc. 1,2                                   9,900             296,505
--------------------------------------------------------------------------------
United Online, Inc.                                 148,000           1,965,440
--------------------------------------------------------------------------------
ValueClick, Inc. 1                                   31,900             753,797
--------------------------------------------------------------------------------
VeriSign, Inc. 1                                     33,400             803,270
--------------------------------------------------------------------------------
Vignette Corp. 1                                     15,600             266,292
--------------------------------------------------------------------------------
WebEx Communications, Inc. 1                         51,400           1,793,346
--------------------------------------------------------------------------------
webMethods, Inc. 1                                   51,700             380,512
--------------------------------------------------------------------------------
Websense, Inc. 1,2                                   58,500           1,335,555
                                                               -----------------
                                                                     21,430,801

--------------------------------------------------------------------------------
IT SERVICES--3.0%
Acxiom Corp.                                         29,600             759,240
--------------------------------------------------------------------------------
Affiliated Computer Services, Inc.,
Cl. A 1                                               6,600             322,344
--------------------------------------------------------------------------------
BearingPoint, Inc. 1,2                                7,700              60,599
--------------------------------------------------------------------------------
BISYS Group, Inc. (The) 1                           152,100           1,963,611
--------------------------------------------------------------------------------
CACI International, Inc., Cl. A 1                     3,000             169,500
--------------------------------------------------------------------------------
Ceridian Corp. 1                                     25,400             710,692
--------------------------------------------------------------------------------
CIBER, Inc. 1,2                                      21,000             142,380
--------------------------------------------------------------------------------
Computer Sciences Corp. 1                            19,100           1,019,367
--------------------------------------------------------------------------------
Convergys Corp. 1                                    34,400             818,032
--------------------------------------------------------------------------------
Covansys Corp. 1                                     27,100             621,945
--------------------------------------------------------------------------------
CSG Systems International, Inc. 1                    85,400           2,282,742
--------------------------------------------------------------------------------
DST Systems, Inc. 1                                  12,800             801,664
--------------------------------------------------------------------------------
Fiserv, Inc. 1                                       19,400           1,016,948
--------------------------------------------------------------------------------
Forrester Research, Inc. 1                           16,700             452,737
--------------------------------------------------------------------------------
Gartner, Inc., Cl. A 1                               51,500           1,019,185
--------------------------------------------------------------------------------
Gevity HR, Inc. 2                                     6,600             156,354

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
IT SERVICES Continued
Hewitt Associates, Inc. 1                             1,900    $         48,925
--------------------------------------------------------------------------------
Infocrossing, Inc. 1,2                                3,200              52,160
--------------------------------------------------------------------------------
infoUSA, Inc.                                        30,800             366,828
--------------------------------------------------------------------------------
Integral Systems, Inc. 2                              2,500              57,925
--------------------------------------------------------------------------------
Isilon Systems, Inc. 1,2                              4,600             126,960
--------------------------------------------------------------------------------
Keane, Inc. 1,2                                      23,200             276,312
--------------------------------------------------------------------------------
Lightbridge, Inc. 1                                  24,600             333,084
--------------------------------------------------------------------------------
ManTech International Corp. 1                        10,900             401,447
--------------------------------------------------------------------------------
Maximus, Inc. 2                                       8,000             246,240
--------------------------------------------------------------------------------
MPS Group, Inc. 1                                   146,900           2,083,042
--------------------------------------------------------------------------------
NCI, Inc., Cl. A 1                                   13,100             200,299
--------------------------------------------------------------------------------
Ness Technologies, Inc. 1                             2,900              41,354
--------------------------------------------------------------------------------
Perot Systems Corp., Cl. A 1,2                       64,400           1,055,516
--------------------------------------------------------------------------------
Sabre Holdings Corp.                                 31,200             994,968
--------------------------------------------------------------------------------
SRA International, Inc., Cl. A 1                     25,000             668,500
--------------------------------------------------------------------------------
Startek, Inc. 2                                       4,400              59,576
--------------------------------------------------------------------------------
Sykes Enterprises, Inc. 1                            57,200           1,009,008
--------------------------------------------------------------------------------
TNS, Inc. 1,2                                           400               7,700
--------------------------------------------------------------------------------
Total System Services, Inc. 2                        11,300             298,207
--------------------------------------------------------------------------------
Tyler Technologies, Inc. 1,2                         33,100             465,386
--------------------------------------------------------------------------------
Unisys Corp. 1                                       36,300             284,592
--------------------------------------------------------------------------------
VeriFone Holdings, Inc. 1                             4,500             159,300
                                                               -----------------
                                                                     21,554,669

--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--0.1%
Dionex Corp. 1,2                                     11,500             652,165
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--5.0%
Actel Corp. 1,2                                      10,400             188,864
--------------------------------------------------------------------------------
Advanced Analogic Technologies,
Inc. 1,2                                              1,100               5,929
--------------------------------------------------------------------------------
Advanced Energy Industries, Inc. 1,2                 50,400             951,048
--------------------------------------------------------------------------------
Agere Systems, Inc. 1                                56,400           1,081,188
--------------------------------------------------------------------------------
Altera Corp. 1                                       54,200           1,066,656
--------------------------------------------------------------------------------
AMIS Holdings, Inc. 1                                25,900             273,763
--------------------------------------------------------------------------------
Amkor Technology, Inc. 1,2                          245,600           2,293,904
--------------------------------------------------------------------------------
Applied Micro Circuits Corp. 1                      245,300             873,268
--------------------------------------------------------------------------------
Asyst Technologies, Inc. 1                           50,500             369,155
--------------------------------------------------------------------------------
Atheros Communications, Inc. 1,2                     52,100           1,110,772
--------------------------------------------------------------------------------
Atmel Corp. 1                                        93,200             563,860
--------------------------------------------------------------------------------
ATMI, Inc. 1,2                                       34,300           1,047,179
--------------------------------------------------------------------------------
Cirrus Logic, Inc. 1                                 40,700             280,016
--------------------------------------------------------------------------------
Cohu, Inc. 2                                         12,800             258,048
--------------------------------------------------------------------------------
Credence Systems Corp. 1,2                           42,600             221,520
--------------------------------------------------------------------------------
Cree, Inc. 1,2                                        9,700             168,004
--------------------------------------------------------------------------------
Cymer, Inc. 1                                        54,500           2,395,275
--------------------------------------------------------------------------------
Diodes, Inc. 1                                       18,600             659,928

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT Continued
DSP Group, Inc. 1,2                                   3,600    $         78,120
--------------------------------------------------------------------------------
Fairchild Semiconductor International,
Inc., Cl. A 1                                        24,200             406,802
--------------------------------------------------------------------------------
FormFactor, Inc. 1                                    6,200             230,950
--------------------------------------------------------------------------------
Hittite Microwave Corp. 1,2                          37,000           1,195,840
--------------------------------------------------------------------------------
Integrated Device Technology, Inc. 1                 45,800             708,984
--------------------------------------------------------------------------------
Intersil Corp., Cl. A                                33,500             801,320
--------------------------------------------------------------------------------
Intevac, Inc. 1,2                                    20,300             526,785
--------------------------------------------------------------------------------
Kulicke & Soffa Industries, Inc. 1,2                 47,600             399,840
--------------------------------------------------------------------------------
Linear Technology Corp.                              11,200             339,584
--------------------------------------------------------------------------------
LSI Logic Corp. 1                                    93,600             842,400
--------------------------------------------------------------------------------
LTX Corp. 1                                          74,900             419,440
--------------------------------------------------------------------------------
Mattson Technology, Inc. 1                           25,200             234,864
--------------------------------------------------------------------------------
Micrel, Inc. 1,2                                    178,500           1,924,230
--------------------------------------------------------------------------------
Microtune, Inc. 1,2                                  17,300              81,310
--------------------------------------------------------------------------------
MKS Instruments, Inc. 1                              54,700           1,235,126
--------------------------------------------------------------------------------
National Semiconductor Corp.                         46,300           1,051,010
--------------------------------------------------------------------------------
Novellus Systems, Inc. 1                             29,000             998,180
--------------------------------------------------------------------------------
OmniVision Technologies, Inc. 1,2                   115,100           1,571,115
--------------------------------------------------------------------------------
PortalPlayer, Inc. 1                                 17,700             238,065
--------------------------------------------------------------------------------
Power Integrations, Inc. 1,2                          6,800             159,460
--------------------------------------------------------------------------------
RF Micro Devices, Inc. 1,2                           27,700             188,083
--------------------------------------------------------------------------------
Semtech Corp. 1                                      37,500             490,125
--------------------------------------------------------------------------------
Silicon Image, Inc. 1,2                             139,400           1,773,168
--------------------------------------------------------------------------------
Silicon Storage Technology, Inc. 1,2                 32,000             144,320
--------------------------------------------------------------------------------
SiRF Technology Holdings, Inc. 1                     13,500             344,520
--------------------------------------------------------------------------------
Supertex, Inc. 1,2                                    9,300             365,025
--------------------------------------------------------------------------------
Techwell, Inc. 1,2                                    1,000              16,060
--------------------------------------------------------------------------------
Teradyne, Inc. 1                                     54,700             818,312
--------------------------------------------------------------------------------
Tessera Technologies, Inc. 1                         30,200           1,218,268
--------------------------------------------------------------------------------
Transmeta Corp. 1,2                                  32,200              35,742
--------------------------------------------------------------------------------
Trident Microsystems, Inc. 1                          3,200              58,176
--------------------------------------------------------------------------------
TriQuint Semiconductor, Inc. 1,2                     33,000             148,500
--------------------------------------------------------------------------------
Varian Semiconductor Equipment
Associates, Inc. 1                                   19,700             896,744
--------------------------------------------------------------------------------
Veeco Instruments, Inc. 1                            17,500             327,775
--------------------------------------------------------------------------------
Xilinx, Inc.                                         40,200             957,162
--------------------------------------------------------------------------------
Zoran Corp. 1                                        65,300             952,074
                                                               -----------------
                                                                     35,985,856

--------------------------------------------------------------------------------
SOFTWARE--4.8%
Actuate Corp. 1                                      43,500             258,390
--------------------------------------------------------------------------------
Advent Software, Inc. 1,2                            28,600           1,009,294
--------------------------------------------------------------------------------
Altiris, Inc. 1                                      15,700             398,466
--------------------------------------------------------------------------------
Amdocs Ltd. 1                                        16,300             631,625
--------------------------------------------------------------------------------
Ansoft Corp. 1,2                                     24,900             692,220

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
SOFTWARE Continued
Aspen Technology, Inc. 1,2                           40,600    $        447,412
--------------------------------------------------------------------------------
Autodesk, Inc. 1                                     16,900             683,774
--------------------------------------------------------------------------------
BEA Systems, Inc. 1                                  75,200             946,016
--------------------------------------------------------------------------------
Blackbaud, Inc.                                      77,789           2,022,514
--------------------------------------------------------------------------------
BMC Software, Inc. 1                                 39,800           1,281,560
--------------------------------------------------------------------------------
Cadence Design Systems, Inc. 1                       50,900             911,619
--------------------------------------------------------------------------------
Check Point Software
Technologies Ltd. 1                                  14,700             322,224
--------------------------------------------------------------------------------
Cognos, Inc. 1,2                                     13,500             573,210
--------------------------------------------------------------------------------
Compuware Corp. 1                                    99,600             829,668
--------------------------------------------------------------------------------
Double-Take Software, Inc. 1                         10,600             136,528
--------------------------------------------------------------------------------
ePlus, inc. 1                                           100               1,045
--------------------------------------------------------------------------------
Fair Isaac Corp.                                     27,600           1,121,940
--------------------------------------------------------------------------------
Hyperion Solutions Corp. 1                           21,400             769,116
--------------------------------------------------------------------------------
i2 Technoloogies, Inc. 1,2                            9,700             221,354
--------------------------------------------------------------------------------
Interactive Intelligence, Inc. 1                     15,700             351,994
--------------------------------------------------------------------------------
Intuit, Inc. 1                                       13,400             408,834
--------------------------------------------------------------------------------
JDA Software Group, Inc. 1                           16,100             221,697
--------------------------------------------------------------------------------
Kronos, Inc. 1,2                                     21,600             793,584
--------------------------------------------------------------------------------
Lawson Software, Inc. 1,2                            93,000             687,270
--------------------------------------------------------------------------------
Magma Design Automation, Inc. 1,2                     7,500              66,975
--------------------------------------------------------------------------------
Manhattan Associates, Inc. 1,2                       41,000           1,233,280
--------------------------------------------------------------------------------
MapInfo Corp. 1,2                                     9,400             122,670
--------------------------------------------------------------------------------
McAfee, Inc. 1                                       31,700             899,646
--------------------------------------------------------------------------------
Mentor Graphics Corp. 1,2                           135,200           2,437,656
--------------------------------------------------------------------------------
MICROS Systems, Inc. 1                               27,100           1,428,170
--------------------------------------------------------------------------------
MicroStrategy, Inc., Cl. A 1,2                       19,100           2,177,591
--------------------------------------------------------------------------------
Net 1 UEPS Technologies, Inc. 1,2                     7,200             212,832
--------------------------------------------------------------------------------
Novell, Inc. 1                                       83,100             515,220
--------------------------------------------------------------------------------
Open Solutions, Inc. 1,2                              7,900             297,356
--------------------------------------------------------------------------------
OPNET Technologies, Inc. 1,2                          4,100              59,245
--------------------------------------------------------------------------------
Parametric Technology Corp. 1                         8,300             149,566
--------------------------------------------------------------------------------
Progress Software Corp. 1,2                           3,400              94,962
--------------------------------------------------------------------------------
Quality Systems, Inc. 2                              21,800             812,486
--------------------------------------------------------------------------------
Quest Software, Inc. 1                               76,000           1,113,400
--------------------------------------------------------------------------------
Sonic Solutions, Inc. 1,2                             9,600             156,480
--------------------------------------------------------------------------------
SPSS, Inc. 1,2                                       14,700             442,029
--------------------------------------------------------------------------------
Sybase, Inc. 1                                       39,200             968,240
--------------------------------------------------------------------------------
Synchronoss Technologies, Inc. 1                      1,800              24,696
--------------------------------------------------------------------------------
Synopsys, Inc. 1                                     42,100           1,125,333
--------------------------------------------------------------------------------
The9 Ltd., ADR 1                                      3,300             106,326
--------------------------------------------------------------------------------
TIBCO Software, Inc. 1                              196,000           1,850,240
--------------------------------------------------------------------------------
Transaction Systems Architects,
Inc., Cl. A 1                                        29,200             951,044
--------------------------------------------------------------------------------
Ultimate Software Group, Inc.
(The) 1,2                                             6,000             139,560

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
SOFTWARE Continued
VA Software Corp. 1,2                                60,500    $        304,315
--------------------------------------------------------------------------------
Vasco Data Security
International, Inc. 1,2                              14,200             168,270
--------------------------------------------------------------------------------
Verint Systems, Inc. 1,2                              8,600             294,808
--------------------------------------------------------------------------------
Wind River Systems, Inc. 1                           50,900             521,725
                                                               -----------------
                                                                     34,395,475

--------------------------------------------------------------------------------
MATERIALS--8.8%
--------------------------------------------------------------------------------
CHEMICALS--4.0%
Albemarle Corp.                                      11,800             847,240
--------------------------------------------------------------------------------
Arch Chemicals, Inc. 2                               16,700             556,277
--------------------------------------------------------------------------------
Ashland, Inc.                                        13,100             906,258
--------------------------------------------------------------------------------
Cabot Corp.                                           1,800              78,426
--------------------------------------------------------------------------------
CF Industries Holdings, Inc.                         65,400           1,676,856
--------------------------------------------------------------------------------
Eastman Chemical Co.                                  2,900             171,999
--------------------------------------------------------------------------------
FMC Corp.                                             8,300             635,365
--------------------------------------------------------------------------------
Fuller (H.B.) Co.                                    86,700           2,238,594
--------------------------------------------------------------------------------
Georgia Gulf Corp.                                   22,400             432,544
--------------------------------------------------------------------------------
Hercules, Inc. 1                                    138,300           2,670,573
--------------------------------------------------------------------------------
Innophos Holdings, Inc. 1                            21,000             308,280
--------------------------------------------------------------------------------
Innospec, Inc.                                          700              32,585
--------------------------------------------------------------------------------
Koppers Holdings, Inc.                                4,300             112,101
--------------------------------------------------------------------------------
Landec Corp. 1,2                                      1,800              19,368
--------------------------------------------------------------------------------
Lubrizol Corp. (The)                                 12,500             626,625
--------------------------------------------------------------------------------
Lyondell Chemical Co.                                35,600             910,292
--------------------------------------------------------------------------------
MacDermid, Inc.                                      13,300             453,530
--------------------------------------------------------------------------------
NewMarket Corp.                                      35,700           2,108,085
--------------------------------------------------------------------------------
Olin Corp.                                           40,800             674,016
--------------------------------------------------------------------------------
OM Group, Inc. 1                                     49,500           2,241,360
--------------------------------------------------------------------------------
Pioneer Cos., Inc. 1                                 12,600             361,116
--------------------------------------------------------------------------------
PolyOne Corp. 1                                     167,500           1,256,250
--------------------------------------------------------------------------------
Rockwood Holdings, Inc. 1                            17,500             442,050
--------------------------------------------------------------------------------
Rohm & Haas Co.                                       2,700             138,024
--------------------------------------------------------------------------------
Schulman (A.), Inc. 2                                15,700             349,325
--------------------------------------------------------------------------------
Sensient Technologies Corp.                          66,400           1,633,440
--------------------------------------------------------------------------------
Spartech Corp.                                       76,000           1,992,720
--------------------------------------------------------------------------------
Stepan Co.                                            4,300             136,181
--------------------------------------------------------------------------------
Terra Industries, Inc. 1,2                          116,700           1,398,066
--------------------------------------------------------------------------------
Tronox, Inc., Cl. A 2                                20,600             329,394
--------------------------------------------------------------------------------
Valspar Corp. (The)                                  20,900             577,676
--------------------------------------------------------------------------------
W.R. Grace & Co. 1,2                                127,500           2,524,500
                                                               -----------------
                                                                     28,839,116

--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.6%
Eagle Materials, Inc.                                49,500           2,139,885
--------------------------------------------------------------------------------
Headwaters, Inc. 1,2                                 70,500           1,689,180

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS Continued
U.S. Concrete, Inc. 1,2                              30,100    $        214,312
                                                               -----------------
                                                                      4,043,377

--------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.9%
AEP Industries, Inc. 1                                4,300             229,233
--------------------------------------------------------------------------------
Caraustar Industries, Inc. 1,2                        4,500              36,405
--------------------------------------------------------------------------------
Chesapeake Corp.                                      4,300              73,186
--------------------------------------------------------------------------------
Graphic Packaging Corp. 1                            24,900             107,817
--------------------------------------------------------------------------------
Greif, Inc., Cl. A                                   23,800           2,817,920
--------------------------------------------------------------------------------
Myers Industries, Inc.                               18,200             285,012
--------------------------------------------------------------------------------
Packaging Corp. of America                           13,000             287,300
--------------------------------------------------------------------------------
Pactiv Corp. 1                                       34,700           1,238,443
--------------------------------------------------------------------------------
Rock-Tenn Co., Cl. A 2                               30,200             818,722
--------------------------------------------------------------------------------
Silgan Holdings, Inc.                                18,700             821,304
--------------------------------------------------------------------------------
Sonoco Products Co.                                   3,000             114,180
                                                               -----------------
                                                                      6,829,522

--------------------------------------------------------------------------------
METALS & MINING--3.0%
A. M. Castle & Co. 2                                 10,600             269,770
--------------------------------------------------------------------------------
AK Steel Holding Corp. 1,2                          154,000           2,602,600
--------------------------------------------------------------------------------
Amerigo Resources Ltd.                               66,000             122,814
--------------------------------------------------------------------------------
Brush Engineered Materials, Inc. 1                    8,800             297,176
--------------------------------------------------------------------------------
Carpenter Technology Corp.                            8,600             881,672
--------------------------------------------------------------------------------
Century Aluminum Co. 1,2                             37,700           1,683,305
--------------------------------------------------------------------------------
Chaparral Steel Co.                                  58,300           2,580,941
--------------------------------------------------------------------------------
Cleveland-Cliffs, Inc. 2                             58,100           2,814,364
--------------------------------------------------------------------------------
Commercial Metals Co.                                 5,700             147,060
--------------------------------------------------------------------------------
Compass Minerals International,
Inc. 2                                               24,500             773,220
--------------------------------------------------------------------------------
Dynatec Corp. 1                                      32,000              58,449
--------------------------------------------------------------------------------
FNX Mining Co., Inc. 1                                3,100              48,568
--------------------------------------------------------------------------------
Gibraltar Industries, Inc. 2                         15,400             362,054
--------------------------------------------------------------------------------
Inmet Mining Corp.                                    7,700             412,089
--------------------------------------------------------------------------------
LionOre Mining International Ltd. 1                  24,300             276,101
--------------------------------------------------------------------------------
Meridian Gold, Inc. 1                                   900              25,029
--------------------------------------------------------------------------------
Metal Management, Inc.                               20,200             764,570
--------------------------------------------------------------------------------
Olympic Steel, Inc.                                   7,400             164,502
--------------------------------------------------------------------------------
Oregon Steel Mills, Inc. 1                           39,200           2,446,472
--------------------------------------------------------------------------------
Quanex Corp. 2                                       62,923           2,176,507
--------------------------------------------------------------------------------
RTI International Metals, Inc. 1,2                    5,100             398,922
--------------------------------------------------------------------------------
Ryerson, Inc. 2                                       1,200              30,108
--------------------------------------------------------------------------------
Schnitzer Steel Industries, Inc. 2                    9,000             357,300
--------------------------------------------------------------------------------
Steel Dynamics, Inc.                                 22,200             720,390
--------------------------------------------------------------------------------
Steel Technologies, Inc. 2                            4,100              71,955
--------------------------------------------------------------------------------
United States Steel Corp.                            14,100           1,031,274
                                                               -----------------
                                                                     21,517,212

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.3%
Bowater, Inc. 2                                      54,800    $      1,233,000
--------------------------------------------------------------------------------
Buckeye Technologies, Inc. 1,2                       11,800             141,364
--------------------------------------------------------------------------------
Louisiana-Pacific Corp.                              26,200             564,086
--------------------------------------------------------------------------------
Neenah Paper, Inc. 2                                  7,600             268,432
--------------------------------------------------------------------------------
Schweitzer-Mauduit International,
Inc.                                                  4,900             127,645
                                                               -----------------
                                                                      2,334,527

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.6%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.2%
Alaska Communications Systems
Group, Inc. 2                                        28,500             432,915
--------------------------------------------------------------------------------
Broadwing Corp. 1                                     8,500             132,770
--------------------------------------------------------------------------------
Cbeyond, Inc. 1,2                                    36,200           1,107,358
--------------------------------------------------------------------------------
CenturyTel, Inc.                                     24,800           1,082,768
--------------------------------------------------------------------------------
Cincinnati Bell, Inc. 1                             380,000           1,736,600
--------------------------------------------------------------------------------
Citizens Communications Co.                          46,700             671,079
--------------------------------------------------------------------------------
Cogent Communications Group,
Inc. 1                                               23,700             384,414
--------------------------------------------------------------------------------
Commonwealth Telephone
Enterprises, Inc.                                       900              37,674
--------------------------------------------------------------------------------
Consolidated Communications
Holdings, Inc.                                       13,600             284,240
--------------------------------------------------------------------------------
CT Communications, Inc. 2                            11,600             265,872
--------------------------------------------------------------------------------
Embarq Corp.                                         17,900             940,824
--------------------------------------------------------------------------------
FairPoint Communications, Inc. 2                     22,300             422,585
--------------------------------------------------------------------------------
General Communication, Inc.,
Cl. A 1,2                                            35,100             552,123
--------------------------------------------------------------------------------
Golden Telecom, Inc. 2                                7,800             365,352
--------------------------------------------------------------------------------
Iowa Telecommunications
Services, Inc. 2                                     15,000             295,650
--------------------------------------------------------------------------------
North Pittsburgh Systems, Inc. 2                      6,700             161,738
                                                               -----------------
                                                                      8,873,962

--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.4%
Dobson Communications Corp.,
Cl. A 1                                             140,000           1,219,400
--------------------------------------------------------------------------------
FiberTower Corp. 1,2                                 30,600             179,928
--------------------------------------------------------------------------------
Syniverse Holdings, Inc. 1                            1,700              25,483
--------------------------------------------------------------------------------
Telephone & Data Systems, Inc.                       16,900             918,177
--------------------------------------------------------------------------------
USA Mobility, Inc. 2                                  9,800             219,226
                                                               -----------------
                                                                      2,562,214

--------------------------------------------------------------------------------
UTILITIES--1.7%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.6%
Central Vermont Public Service
Corp.                                                 1,800              42,390
--------------------------------------------------------------------------------
Cleco Corp. 2                                        23,700             597,951

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
ELECTRIC UTILITIES Continued
El Paso Electric Co. 1                               11,300    $        275,381
--------------------------------------------------------------------------------
IDACORP, Inc. 2                                      26,900           1,039,685
--------------------------------------------------------------------------------
Otter Tail Corp. 2                                    4,800             149,568
--------------------------------------------------------------------------------
Reliant Energy, Inc. 1                               17,300             245,833
--------------------------------------------------------------------------------
UIL Holdings Corp. 2                                 24,166           1,019,564
--------------------------------------------------------------------------------
UniSource Energy Corp.                               26,700             975,351
                                                               -----------------
                                                                      4,345,723

--------------------------------------------------------------------------------
ENERGY TRADERS--0.0%
Canadian Hydro Developers, Inc. 1                    14,000              71,432
--------------------------------------------------------------------------------
GAS UTILITIES--0.6%
Cascade Natural Gas Corp.                             1,200              31,104
--------------------------------------------------------------------------------
Laclede Group, Inc. (The) 2                          15,300             535,959
--------------------------------------------------------------------------------
New Jersey Resources Corp. 2                         22,400           1,088,192
--------------------------------------------------------------------------------
Northwest Natural Gas Co.                               300              12,732
--------------------------------------------------------------------------------
ONEOK, Inc.                                          16,600             715,792
--------------------------------------------------------------------------------
Peoples Energy Corp. 2                               18,200             811,174
--------------------------------------------------------------------------------
Southwest Gas Corp. 2                                21,600             828,792
--------------------------------------------------------------------------------
UGI Corp.                                             7,600             207,328
                                                               -----------------
                                                                      4,231,073

--------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--0.5%
Avista Corp. 2                                       77,100           1,951,395
--------------------------------------------------------------------------------
CenterPoint Energy, Inc.                             48,100             797,498
--------------------------------------------------------------------------------
CH Energy Group, Inc. 2                               8,100             427,680
--------------------------------------------------------------------------------
CMS Energy Corp. 1                                   21,100             352,370
                                                               -----------------
                                                                      3,528,943

                                                               -----------------
Total Common Stocks
(Cost $624,669,945)                                                 715,198,037

--------------------------------------------------------------------------------
PREFERRED STOCKS--0.0%
--------------------------------------------------------------------------------
Simon Property Group, Inc., 6%
Cv., Non-Vtg. (Cost $3,213)                              60               4,884

--------------------------------------------------------------------------------
MONEY MARKET FUND--1.0%
--------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund,
Cl. E, 5.25% 5,6 (Cost $7,142,041)                7,142,041           7,142,041
--------------------------------------------------------------------------------
Total Investments, at Value
(excluding Investments Purchased
with Cash Collateral from Securities
Loaned) (Cost $631,815,199)                                         722,344,962

                                                  PRINCIPAL               VALUE
                                                     AMOUNT          SEE NOTE 1
--------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM
SECURITIES LOANED--23.1% 7
--------------------------------------------------------------------------------
ASSET BACKED FLOATING NOTE--1.5%
Citigroup Mortgage Loan Trust,
Inc., Series 2006-HE1,
Cl. A1, 5.41%, 1/25/07                          $ 1,717,090    $      1,717,090
--------------------------------------------------------------------------------
Countrywide Asset-Backed
Certificates, Series 2005-17,
Cl. 4AV1, 5.46%, 1/25/07                          1,338,136           1,338,136
--------------------------------------------------------------------------------
Countrywide Asset-Backed
Certificates, Series 2006-2,
Cl. 2A1, 5.42%, 1/25/07                           1,656,970           1,656,970
--------------------------------------------------------------------------------
GSAA Home Equity Trust,
Series 2005-15, Cl. 2A1, 5.44%,
1/25/07                                           1,239,628           1,239,628
--------------------------------------------------------------------------------
Specialty Underwriting &
Residential Finance Trust,
Series 2006 BC1, Cl. A2A, 5.43%,
1/25/07 7                                         1,778,986           1,778,986
--------------------------------------------------------------------------------
Structured Asset Investment
Loan Trust, Series 2005-11,
Cl. A4, 5.44%, 1/25/07                              963,512             963,512
--------------------------------------------------------------------------------
Whitehawk CDO Funding
Corp., 5.41%, 3/15/07                             2,250,000           2,250,000
                                                               -----------------
                                                                     10,944,322

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--14.2%
Undivided interest of 1.92% in joint repurchase
agreement (Principal Amount/Value
$4,100,000,000, with a maturity value of
$4,102,437,222) with Nomura Securities, 5.35%,
dated 12/29/06, to be repurchased at $78,793,494
on 1/2/07, collateralized by U.S. Agency
Mortgages, 0.00%-22.12%,
3/15/14-5/1/46, with a value
of $4,182,000,000 8                              78,746,683          78,746,683
--------------------------------------------------------------------------------
Undivided interest of 4.60% in joint repurchase
agreement (Principal Amount/Value
$500,000,000, with a maturity value of
$500,299,028) with Greenwich Capital, 5.3825%,
dated 12/29/06, to be repurchased at $23,013,755
on 1/2/07, collateralized by AAA Asset-Backed
Securities, 0.00%-6%,
1/25/08-1/6/46, with a value
of $519,930,042                                  23,000,000          23,000,000
                                                               -----------------
                                                                    101,746,683

--------------------------------------------------------------------------------
MASTER FLOATING NOTE--0.4%
CDC Financial Products, Inc.,
5.36%, 1/2/07                                     3,000,000           3,000,000
--------------------------------------------------------------------------------
MEDIUM-TERM FLOATING NOTE--5.9%
American Express Credit Corp.,
5.36%, 1/16/07                                    2,000,000           2,000,000

                                                  PRINCIPAL               VALUE
                                                     AMOUNT          SEE NOTE 1
--------------------------------------------------------------------------------
MEDIUM-TERM FLOATING NOTE Continued
Bear Stearns, 5.37%, 1/2/07                     $ 3,000,000    $      3,000,000
--------------------------------------------------------------------------------
Beta Finance, Inc., 5.37%, 1/2/07                 2,999,459           2,999,459
--------------------------------------------------------------------------------
CC USA, Inc., 5.37%, 1/2/07                       3,000,000           3,000,000
--------------------------------------------------------------------------------
CC USA, Inc., 5.37%, 1/2/07                       1,000,000           1,000,000
--------------------------------------------------------------------------------
Citigroup Funding, Inc., 5.36%, 1/2/07            5,000,000           5,000,000
--------------------------------------------------------------------------------
Dorada Finance, Inc., 5.37%, 1/2/07               3,500,000           3,500,000
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc.,
5.47%, 1/2/07                                     3,000,000           3,000,000
--------------------------------------------------------------------------------
HSBC Finance Corp., 5.34%, 1/8/07                 2,000,000           2,000,000
--------------------------------------------------------------------------------
K2 (USA) LLC, 5.39%, 1/2/07                       2,999,061           2,999,061
--------------------------------------------------------------------------------
LINKS Finance LLC, 5.37%, 1/2/07                  3,000,142           3,000,142
--------------------------------------------------------------------------------
MBIA Global Funding LLC,
5.36%, 1/30/07                                    2,000,000           2,000,000
--------------------------------------------------------------------------------
MBIA Global Funding LLC,
5.37%, 1/2/07                                     2,500,000           2,500,000
--------------------------------------------------------------------------------
Sigma Finance, Inc., 5.37%, 1/2/07                3,000,000           3,000,000
--------------------------------------------------------------------------------
Tango Finance Corp., 5.38%, 1/2/07                3,499,125           3,499,125
                                                               -----------------
                                                                     42,497,787

                                                  PRINCIPAL               VALUE
                                                     AMOUNT          SEE NOTE 1
--------------------------------------------------------------------------------
YANKEE FLOATING CERTIFICATE OF DEPOSIT--1.1%
Natexis Banques Populaires
NY, 5.37%, 1/2/07                               $ 2,000,000    $      2,000,000
--------------------------------------------------------------------------------
Natexis Banques Populaires
NY, 5.39%, 1/2/07                                 1,999,758           1,999,758
--------------------------------------------------------------------------------
Nordea Bank New York, 5.32%,
1/2/07                                            3,699,883           3,699,883
                                                               -----------------
                                                                      7,699,641

Total Investments Purchased with
Cash Collateral from Securities
Loaned (Cost $165,888,433)                                          165,888,433
--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $797,703,632)                                   123.7%        888,233,395
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                 (23.7)       (170,397,944)
                                                --------------------------------
NET ASSETS                                            100.0%   $    717,835,451
                                                ================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Partial or fully-loaned security. See Note 7 of accompanying Notes.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $221,114 or 0.03% of the Fund's net assets as of December 31, 2006.

4. Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of December 31, 2006 was $126,960, which represents
0.02% of the Fund's net assets, all of which is considered restricted. See Note
6 of accompanying Notes.

5. Represents ownership of an affiliated fund, at or during the period ended
December 31, 2006. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                          SHARES        GROSS        GROSS              SHARES
                                                               DECEMBER 31, 2005    ADDITIONS   REDUCTIONS   DECEMBER 31, 2006
-------------------------------------------------------------------------------------------------------------------------------

Oppenheimer Institutional Money Market Fund, Cl. E, 5.25%*                    --   49,711,289   42,569,248           7,142,041

                                                                                                     VALUE            DIVIDEND
                                                                                                SEE NOTE 1              INCOME
-------------------------------------------------------------------------------------------------------------------------------

Oppenheimer Institutional Money Market Fund, Cl. E, 5.25%*                                     $ 7,142,041             $84,497

* The money market fund and the Fund are affiliated by having the same investment advisor.

6. Rate shown is the 7-day yield as of December 31, 2006.

7. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7 of accompanying Notes.

8. The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2006
--------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------------------
Investments, at value (including cost and market value of $101,746,683 in repurchase agreements)--
see accompanying statement of investments:
Unaffiliated companies (cost $790,561,591)                                                           $ 881,091,354
Affiliated companies (cost $7,142,041)                                                                   7,142,041
                                                                                                     --------------
                                                                                                       888,233,395
-------------------------------------------------------------------------------------------------------------------
Cash                                                                                                       481,602
-------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                                                           30
-------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                        10,234,380
Shares of beneficial interest sold                                                                       1,989,099
Interest and dividends                                                                                     655,020
Other                                                                                                       12,007
                                                                                                     --------------
Total assets                                                                                           901,605,533

-------------------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                             165,888,433
-------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                                   16,169,120
Shares of beneficial interest redeemed                                                                   1,263,840
Distribution and service plan fees                                                                         374,390
Shareholder communications                                                                                  41,139
Trustees' compensation                                                                                       7,260
Transfer and shareholder servicing agent fees                                                                1,767
Other                                                                                                       24,133
                                                                                                     --------------
Total liabilities                                                                                      183,770,082

-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                           $ 717,835,451
                                                                                                     ==============

-------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                           $      37,782
-------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                             601,079,483
-------------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                        1,540,319
-------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                          24,648,095
-------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities denominated
in foreign currencies                                                                                   90,529,772
                                                                                                     --------------
NET ASSETS                                                                                           $ 717,835,451
                                                                                                     ==============

-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-------------------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of
$81,404,868 and 4,251,978 shares of beneficial interest outstanding)                                 $       19.15
-------------------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of
$636,430,583 and 33,529,593 shares of beneficial interest outstanding)                               $       18.98

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2006
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $10,357)                                 $   5,647,264
Affiliated companies                                                                                        84,497
-------------------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                                     560,760
-------------------------------------------------------------------------------------------------------------------
Interest                                                                                                   409,735
                                                                                                     --------------
Total investment income                                                                                  6,702,256

-------------------------------------------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------------------------------------------
Management fees                                                                                          3,908,014
-------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                                                       1,194,997
-------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                                          10,045
Service shares                                                                                              10,406
-------------------------------------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                                                          11,486
Service shares                                                                                              89,217
-------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                       9,329
-------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                  4,965
-------------------------------------------------------------------------------------------------------------------
Administration service fees                                                                                  1,500
-------------------------------------------------------------------------------------------------------------------
Other                                                                                                       52,702
                                                                                                     --------------
Total expenses                                                                                           5,292,661
Less waivers and reimbursements of expenses                                                                 (1,600)
                                                                                                     --------------
Net expenses                                                                                             5,291,061

-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                    1,411,195

-------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------
Net realized gain on:
Investments                                                                                             26,949,295
Foreign currency transactions                                                                               99,797
                                                                                                     --------------
Net realized gain                                                                                       27,049,092
-------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                                             41,359,148
Translation of assets and liabilities denominated in foreign currencies                                   (147,027)
                                                                                                     --------------
Net change in unrealized appreciation                                                                   41,212,121

-------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $  69,672,408
                                                                                                     ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                 2006            2005
-------------------------------------------------------------------------------------------------------------

OPERATIONS
-------------------------------------------------------------------------------------------------------------
Net investment income                                                         $    1,411,195   $     128,062
-------------------------------------------------------------------------------------------------------------
Net realized gain                                                                 27,049,092      13,592,611
-------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                             41,212,121      14,125,091
                                                                              -------------------------------
Net increase in net assets resulting from operations                              69,672,408      27,845,764

-------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                                   (79,081)             --
Service shares                                                                       (90,296)             --
                                                                              -------------------------------
                                                                                    (169,377)             --
-------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Non-Service shares                                                                (1,560,912)     (1,015,976)
Service shares                                                                   (11,399,106)     (4,826,305)
                                                                              -------------------------------
                                                                                 (12,960,018)     (5,842,281)

-------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Non-Service shares                                                                29,898,135       3,420,313
Service shares                                                                   271,706,391     122,016,957
                                                                              -------------------------------
                                                                                 301,604,526     125,437,270

-------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------
Total increase                                                                   358,147,539     147,440,753
-------------------------------------------------------------------------------------------------------------
Beginning of period                                                              359,687,912     212,247,159
                                                                              -------------------------------
End of period (including accumulated net investment income of $1,540,319
and $126,247, respectively)                                                   $  717,835,451   $ 359,687,912
                                                                              ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES     YEAR ENDED DECEMBER 31,             2006          2005         2004         2003        2002
----------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  17.18       $ 16.05      $ 13.44      $  9.31     $ 11.05
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                .08 1         .04 1        .01 1       (.03)       (.01)
Net realized and unrealized gain (loss)                    2.46          1.51         2.60         4.16       (1.73)
                                                       ---------------------------------------------------------------
Total from investment operations                           2.54          1.55         2.61         4.13       (1.74)
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.03)           --           --           --          --
Distributions from net realized gain                       (.54)         (.42)          --           --          --
                                                       ---------------------------------------------------------------
Total dividends and/or distributions to shareholders       (.57)         (.42)          --           --          --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $  19.15       $ 17.18      $ 16.05      $ 13.44     $  9.31
                                                       ===============================================================

----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        15.00%         9.92%       19.42%       44.36%     (15.75)%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $ 81,405       $44,820      $38,636      $27,551     $19,577
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $ 62,659       $39,708      $30,871      $20,271     $20,505
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                               0.46%         0.23%        0.06%       (0.30)%     (0.09)%
Total expenses                                             0.77% 4,5     0.81% 6      0.83% 6      1.01% 6     1.00% 6
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     110%          110%         147%         130%        121%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Voluntary waiver of affiliated funds management fees less than 0.01%.

5. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended December 31, 2006           0.77%

6. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SERVICE SHARES     YEAR ENDED DECEMBER 31,                  2006         2005           2004         2003        2002
------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   17.06     $  15.97       $  13.40      $  9.29     $ 11.05
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                 .04 1         -- 1,2       (.02) 1      (.02)       (.01)
Net realized and unrealized gain (loss)                     2.42         1.51           2.59         4.13       (1.75)
                                                       -----------------------------------------------------------------
Total from investment operations                            2.46         1.51           2.57         4.11       (1.76)
------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          -- 2         --             --           --          --
Distributions from net realized gain                        (.54)        (.42)            --           --          --
                                                       -----------------------------------------------------------------
Total dividends and/or distributions to shareholders        (.54)        (.42)            --           --          --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $18.98     $  17.06       $  15.97      $ 13.40     $  9.29
                                                       =================================================================

------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                         14.66%        9.71%         19.18%       44.24%     (15.93)%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $ 636,430     $314,868       $173,612      $62,660     $ 6,111
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $ 479,456     $221,324       $112,279      $25,018     $ 2,228
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                                0.23%        0.02%         (0.14)%      (0.43)%     (0.26)%
Total expenses                                              1.00% 5      1.04%          1.06%        1.23%       1.21%
Expenses after payments and waivers and reduction to
custodian expenses                                          1.00%        1.04%          1.06%        1.23%       1.19%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      110%         110%           147%         130%        121%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended December 31, 2006           1.00%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Main Street Small Cap Fund/VA (the Fund) is a separate series of
Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National
Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and
"asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost
(which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New
York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

     Reported net realized  foreign exchange gains or losses arise from sales of portfolio securities,  sales and maturities of short-term  securities,  sales of foreign  currencies,  currency  gains or losses  realized  between the trade and settlement  dates on securities  transactions,  and the  difference  between the amounts of dividends,  interest,  and foreign  withholding taxes recorded on the
Fund's books and the U.S. dollar  equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities,  including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
AFFILIATED FUNDS. The Fund is permitted to invest daily available cash balances in affiliated money market funds. Each day, the Fund invests the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the
Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of
Investments. As a shareholder, the Fund is subject to its proportional share of
IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                              NET UNREALIZED
                                                                APPRECIATION
                                                            BASED ON COST OF
                                                              SECURITIES AND
      UNDISTRIBUTED    UNDISTRIBUTED        ACCUMULATED    OTHER INVESTMENTS
      NET INVESTMENT       LONG-TERM               LOSS   FOR FEDERAL INCOME
      INCOME                    GAIN   CARRYFORWARD 1,2         TAX PURPOSES
      ----------------------------------------------------------------------
        $  2,803,309   $  25,285,267              $  --        $  88,636,871

1. During the fiscal year ended December 31, 2006, the Fund did not utilize any capital loss carryforward.

2. During the fiscal year ended December 31, 2005, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2006. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

                                     INCREASE            REDUCTION
                               TO ACCUMULATED   TO ACCUMULATED NET
          INCREASE             NET INVESTMENT        REALIZED GAIN
          TO PAID-IN CAPITAL           INCOME     ON INVESTMENTS 3
          --------------------------------------------------------
                $  1,905,501       $  172,254         $  2,077,755

3. $1,905,501, including $1,803,685 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

                                            YEAR ENDED          YEAR ENDED
                                     DECEMBER 31, 2006   DECEMBER 31, 2005
          ----------------------------------------------------------------
          Distributions paid from:
          Ordinary income                $     848,573        $  5,842,281
          Long-term capital gain            12,280,822                  --
                                         ---------------------------------
          Total                          $  13,129,395        $  5,842,281
                                         =================================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

          Federal tax cost of securities                 $  799,596,502
          Federal tax cost of other investments                  (5,323)
                                                         --------------
          Total federal tax cost                         $  799,591,179
                                                         ==============

          Gross unrealized appreciation                  $   99,133,172
          Gross unrealized depreciation                     (10,496,301)
                                                         --------------
          Net unrealized appreciation                    $   88,636,871
                                                         ==============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include  interest  expense  incurred by the Fund on any cash  overdrafts  of its custodian  account during the period.  Such cash  overdrafts may result from the effects  of  failed  trades  in  portfolio  securities  and from  cash  outflows resulting from  unanticipated  shareholder  redemption  activity.  The Fund pays interest to its  custodian on such cash  overdrafts,  to the extent they are not offset by positive cash balances  maintained by the Fund, at a rate equal to the
Federal Funds Rate plus 0.50%. The "Reduction to custodian  expenses" line item, if  applicable,  represents  earnings on cash  balances  maintained  by the Fund during the period.  Such interest  expense and other  custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the
Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                            YEAR ENDED DECEMBER 31, 2006   YEAR ENDED DECEMBER 31, 2005
                                                SHARES            AMOUNT       SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------

NON-SERVICE SHARES
Sold                                         2,252,265   $    40,943,154      951,013   $    15,158,198
Dividends and/or distributions reinvested       91,722         1,639,993       65,759         1,015,976
Redeemed                                      (700,330)      (12,685,012)    (815,388)      (12,753,861)
                                            ------------------------------------------------------------
Net increase                                 1,643,657   $    29,898,135      201,384   $     3,420,313
                                            ============================================================

--------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                        17,621,426   $   317,270,866    9,011,249   $   144,257,571
Dividends and/or distributions reinvested      639,766        11,362,246      313,963         4,826,305
Redeemed                                    (3,189,608)      (56,926,721)  (1,735,515)      (27,066,919)
                                            ------------------------------------------------------------
Net increase                                15,071,584   $   271,706,391    7,589,697   $   122,016,957
                                            ============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and money market funds, for the year ended December
31, 2006, were as follows:

                                      PURCHASES          SALES
         -----------------------------------------------------
         Investment securities   $  880,209,397   $590,073,802

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

         FEE SCHEDULE
         -------------------------------
         Up to $200 million        0.75%
         Next $200 million         0.72
         Next $200 million         0.69
         Next $200 million         0.66
         Over $800 million         0.60

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended December 31, 2006, the Fund paid
$20,493 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a
Distribution and Service Plan for Service shares to pay OppenheimerFunds
Distributor, Inc. (the Distributor), for distribution related services, personal service and account maintenance for the Fund's Service shares. Under the plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers
Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the plan are detailed in the
Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in
IMMF. During the year ended December 31, 2006, the Manager waived $1,600 for
IMMF management fees.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

As of December 31, 2006, the Fund had outstanding foreign currency contracts as follows:

                                   CONTRACT
                       EXPIRATION    AMOUNT      VALUATION AS OF     UNREALIZED
CONTRACT DESCRIPTION         DATE    (000s)     DECEMBER 31, 2006  APPRECIATION
-------------------------------------------------------------------------------
CONTRACTS TO SELL
Canadian Dollar (CAD)      1/2/07         6CAD             $5,323           $30

--------------------------------------------------------------------------------
6. ILLIQUID OR RESTRICTED SECURITIES

As of December 31, 2006, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the
Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation.
Securities that are illiquid or restricted are marked with the applicable footnote on the Statement of Investments. Information concerning restricted securities is as follows:

                         ACQUISITION               VALUATION AS OF    UNREALIZED
SECURITY                       DATES       COST  DECEMBER 31, 2006  APPRECIATION
--------------------------------------------------------------------------------
Mission Oil & Gas, Inc.      1/18/05  $  34,507          $  69,425      $ 34,918
Tusk Energy Corp.           11/15/04     38,148             57,535        19,387
                                      ------------------------------------------
                                      $  72,655          $ 126,960      $ 54,305
                                      ==========================================

--------------------------------------------------------------------------------
7. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Fund on the next business day. Cash collateral may be invested in approved investments and the Fund bears the risk of any loss in value of these investments. The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower. As of December 31, 2006, the Fund had on loan securities valued at $161,015,091, which are included in the
Statement of Assets and Liabilities as "Investments, at value" and, when applicable, as "Receivable for Investments sold." Collateral of $165,888,433 was received for the loans, all of which was received in cash and subsequently invested in approved investments or held as cash.

--------------------------------------------------------------------------------
8. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB
Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES.
FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109,
ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized.
FIN 48 is effective for fiscal years beginning after December 15, 2006. As of
December 31, 2006, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements.
The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting
Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS
No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Manager does not believe

--------------------------------------------------------------------------------
8. RECENT ACCOUNTING PRONOUNCEMENTS Continued

the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
9. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the
Oppenheimer funds excluding the Fund) in the U.S. District Court for the
Southern District of New York on January 10, 2005 and was amended on March 4,
2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment
Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the
Oppenheimer funds, as nominal defendants, and against certain present and former
Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the
Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

                         19 | OPPENHEIMER MIDCAP FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER MIDCAP FUND/VA:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer MidCap Fund/VA (the "Fund"), formerly Aggressive Growth Fund/VA, a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 8, 2007

STATEMENT OF INVESTMENTS  December 31, 2006
--------------------------------------------------------------------------------

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--98.1%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--13.3%
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--2.3%
International Game Technology                        270,100     $   12,478,620
--------------------------------------------------------------------------------
Panera Bread Co., Cl. A 1                            224,400         12,546,204
                                                                 ---------------
                                                                     25,024,824

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.4%
Harman International Industries, Inc.                 47,100          4,705,761
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--1.1%
Coldwater Creek, Inc. 1                              488,100         11,968,212
--------------------------------------------------------------------------------
SPECIALTY RETAIL--5.6%
O'Reilly Automotive, Inc. 1                        1,051,124         33,699,035
--------------------------------------------------------------------------------
Tiffany & Co.                                        475,700         18,666,468
--------------------------------------------------------------------------------
Tractor Supply Co. 1                                 203,100          9,080,601
                                                                 ---------------
                                                                     61,446,104

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--3.9%
Coach, Inc. 1                                        289,400         12,432,624
--------------------------------------------------------------------------------
Polo Ralph Lauren Corp.                              402,900         31,289,214
                                                                 ---------------
                                                                     43,721,838

--------------------------------------------------------------------------------
CONSUMER STAPLES--1.7%
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.7%
Whole Foods Market, Inc.                             396,800         18,621,824
--------------------------------------------------------------------------------
ENERGY--3.2%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.2%
Smith International, Inc.                            305,700         12,555,099
--------------------------------------------------------------------------------
OIL & GAS--2.0%
Murphy Oil Corp.                                     240,800         12,244,680
--------------------------------------------------------------------------------
XTO Energy, Inc.                                     210,399          9,899,273
                                                                 ---------------
                                                                     22,143,953

--------------------------------------------------------------------------------
FINANCIALS--22.3%
--------------------------------------------------------------------------------
CAPITAL MARKETS--6.9%
Affiliated Managers Group, Inc. 1                    210,800         22,161,404
--------------------------------------------------------------------------------
Greenhill & Co., Inc.                                259,800         19,173,240
--------------------------------------------------------------------------------
Investors Financial Services Corp.                   288,600         12,314,562
--------------------------------------------------------------------------------
Legg Mason, Inc.                                     239,100         22,726,455
                                                                 ---------------
                                                                     76,375,661

--------------------------------------------------------------------------------
COMMERCIAL BANKS--5.6%
Commerce Bancorp, Inc.                               952,200         33,584,094
--------------------------------------------------------------------------------
East West Bancorp, Inc.                              321,600         11,391,072
--------------------------------------------------------------------------------
Marshall & Ilsley Corp.                              345,700         16,631,627
                                                                 ---------------
                                                                     61,606,793

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.8%
Chicago Mercantile Exchange (The)                     38,000     $   19,370,500
--------------------------------------------------------------------------------
INSURANCE--5.4%
AMBAC Financial Group, Inc.                          191,300         17,039,091
--------------------------------------------------------------------------------
Brown & Brown, Inc.                                  714,700         20,161,687
--------------------------------------------------------------------------------
Philadelphia Consolidated Holding Co. 1              513,500         22,881,560
                                                                 ---------------
                                                                     60,082,338

--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--2.6%
CB Richard Ellis Group, Inc., Cl. A 1                847,820         28,147,624
--------------------------------------------------------------------------------
HEALTH CARE--16.9%
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--9.5%
Bard (C.R.), Inc.                                    423,500         35,137,795
--------------------------------------------------------------------------------
Gen-Probe, Inc. 1                                    109,500          5,734,515
--------------------------------------------------------------------------------
IDEXX Laboratories, Inc. 1                           137,500         10,903,750
--------------------------------------------------------------------------------
Intuitive Surgical, Inc. 1                            75,200          7,211,680
--------------------------------------------------------------------------------
ResMed, Inc. 1                                       395,800         19,481,276
--------------------------------------------------------------------------------
Varian Medical Systems, Inc. 1                       547,300         26,035,061
                                                                 ---------------
                                                                    104,504,077

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--3.5%
Coventry Health Care, Inc. 1                         593,275         29,693,414
--------------------------------------------------------------------------------
Schein (Henry), Inc. 1                               181,400          8,884,972
                                                                 ---------------
                                                                     38,578,386

--------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY--1.6%
Cerner Corp. 1                                       399,200         18,163,600
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--2.3%
Covance, Inc. 1                                      421,600         24,836,456
--------------------------------------------------------------------------------
INDUSTRIALS--13.2%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.1%
Rockwell Collins, Inc.                               532,600         33,708,254
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--2.0%
C.H. Robinson Worldwide, Inc.                        279,600         11,432,844
--------------------------------------------------------------------------------
Expeditors International of
Washington, Inc.                                     273,800         11,088,900
                                                                 ---------------
                                                                     22,521,744

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--4.7%
Corporate Executive Board Co. (The)                  254,800         22,345,960
--------------------------------------------------------------------------------
Stericycle, Inc. 1                                   389,800         29,429,900
                                                                 ---------------
                                                                     51,775,860

--------------------------------------------------------------------------------
MACHINERY--1.6%
Donaldson Co., Inc.                                  510,700         17,726,397
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--1.8%
Fastenal Co.                                         543,400         19,497,192

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--24.5%
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.0%
Trimble Navigation Ltd. 1                            212,900     $   10,800,417
--------------------------------------------------------------------------------
IT SERVICES--10.2%
Alliance Data Systems Corp. 1                        579,600         36,207,612
--------------------------------------------------------------------------------
Cognizant Technology Solutions Corp. 1               336,300         25,948,908
--------------------------------------------------------------------------------
Global Payments, Inc.                                620,000         28,706,000
--------------------------------------------------------------------------------
SRA International, Inc., Cl. A 1                     274,700          7,345,478
--------------------------------------------------------------------------------
VeriFone Holdings, Inc. 1                            390,500         13,823,700
                                                                 ---------------
                                                                    112,031,698

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.3%
FormFactor, Inc. 1                                   371,500         13,838,375
--------------------------------------------------------------------------------
Microchip Technology, Inc.                           703,400         23,001,180
                                                                 ---------------
                                                                     36,839,555

--------------------------------------------------------------------------------
SOFTWARE--10.0%
Adobe Systems, Inc. 1                                564,300         23,204,016
--------------------------------------------------------------------------------
Amdocs Ltd. 1                                        628,000         24,335,000
--------------------------------------------------------------------------------
Citrix Systems, Inc. 1                               452,900         12,250,945
--------------------------------------------------------------------------------
FactSet Research Systems, Inc.                       430,850         24,334,408
--------------------------------------------------------------------------------
Intuit, Inc. 1                                       843,300         25,729,083
                                                                 ---------------
                                                                    109,853,452

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
MATERIALS--2.3%
--------------------------------------------------------------------------------
CHEMICALS--2.3%
Ecolab, Inc.                                         570,700     $   25,795,640
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--0.7%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.7%
NeuStar, Inc., Cl. A 1                               252,700          8,197,588
                                                                 ---------------
Total Common Stocks
(Cost $813,692,823)                                               1,080,600,847

--------------------------------------------------------------------------------
PREFERRED STOCKS--0.0%
--------------------------------------------------------------------------------
Blaze Network Products, Inc., 8% Cv.,
Series D 1,2,3 (Cost $7,346,317)                   1,147,862              2,586

--------------------------------------------------------------------------------
MONEY MARKET FUND--1.8%
--------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E, 5.25% 3,4
(Cost $19,997,273)                                19,997,273         19,997,273

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $841,036,413)                                     99.9%     1,100,600,706
--------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                          0.1          1,339,250
                                                  ------------------------------
NET ASSETS                                             100.0%    $1,101,939,956
                                                  ==============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of December 31, 2006 was $2,586, which represents less than 0.01% of the Fund's net assets, all of which is considered restricted. See
Note 5 of accompanying Notes.

3. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2006. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                        SHARES         GROSS          GROSS                SHARES
                                                             DECEMBER 31, 2005     ADDITIONS     REDUCTIONS     DECEMBER 31, 2006
---------------------------------------------------------------------------------------------------------------------------------

Blaze Network Products, Inc., 8% Cv., Series D                       1,147,862            --             --             1,147,862
Oppenheimer Institutional Money Market Fund, Cl. E, 5.25% *                 --    53,045,644     33,048,371            19,997,273

                                                                                                      VALUE              DIVIDEND
                                                                                                 SEE NOTE 1                INCOME
---------------------------------------------------------------------------------------------------------------------------------

Blaze Network Products, Inc., 8% Cv., Series D                                                  $     2,586           $        --
Oppenheimer Institutional Money Market Fund, Cl. E, 5.25% *                                      19,997,273               140,372
                                                                                                ---------------------------------
                                                                                                $19,999,859           $   140,372
                                                                                                =================================

* The money market fund and the Fund are affiliated by having the same investment advisor.

4. Rate shown is the 7-day yield as of December 31, 2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2006
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $813,692,823)                                                         $ 1,080,600,847
Affiliated companies (cost $27,343,590)                                                                 19,999,859
                                                                                                   ----------------
                                                                                                     1,100,600,706
-------------------------------------------------------------------------------------------------------------------
Cash                                                                                                        11,650
-------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                         2,241,653
Dividends                                                                                                  392,955
Shares of beneficial interest sold                                                                         317,239
Other                                                                                                       32,018
                                                                                                   ----------------
Total assets                                                                                         1,103,596,221

-------------------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                                                   1,473,001
Shareholder communications                                                                                  89,507
Distribution and service plan fees                                                                          29,734
Trustees' compensation                                                                                      23,075
Transfer and shareholder servicing agent fees                                                                1,745
Other                                                                                                       39,203
                                                                                                   ----------------
Total liabilities                                                                                        1,656,265

-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                         $ 1,101,939,956
                                                                                                   ================

-------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                         $        21,681
-------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                           1,491,459,911
-------------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                            (23,075)
-------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                          (649,082,854)
-------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                             259,564,293
                                                                                                   ----------------
NET ASSETS                                                                                         $ 1,101,939,956
                                                                                                   ================

-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-------------------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $1,054,808,536 and 20,742,140 shares of beneficial interest outstanding)   $         50.85
-------------------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $47,131,420 and 939,068 shares of beneficial interest outstanding)         $         50.19

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2006
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies                                                                             $     6,871,657
Affiliated companies                                                                                       140,372
-------------------------------------------------------------------------------------------------------------------
Interest                                                                                                   656,764
                                                                                                   ----------------
Total investment income                                                                                  7,668,793

-------------------------------------------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------------------------------------------
Management fees                                                                                          7,923,282
-------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees -- Service shares                                                       110,612
-------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                                          10,150
Service shares                                                                                               9,994
-------------------------------------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                                                         161,039
Service shares                                                                                               6,577
-------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                      21,796
-------------------------------------------------------------------------------------------------------------------
Administration service fees                                                                                  1,500
-------------------------------------------------------------------------------------------------------------------
Other                                                                                                       68,097
                                                                                                   ----------------
Total expenses                                                                                           8,313,047
Less waivers and reimbursements of expenses                                                                 (2,708)
                                                                                                   ----------------
Net expenses                                                                                             8,310,339

-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                       (641,546)

-------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                                       123,157,163
-------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                                   (84,577,802)

-------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               $    37,937,815
                                                                                                   ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                                     2006               2005
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                              $      (641,546)   $    (3,256,397)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                                    123,157,163         16,088,109
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                                (84,577,802)       126,872,800
                                                                                                 -----------------------------------
Net increase in net assets resulting from operations                                                  37,937,815        139,704,512

------------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares                                                                                  (210,102,500)      (117,803,338)
Service shares                                                                                         9,672,618          8,921,013
                                                                                                 -----------------------------------
                                                                                                    (200,429,882)      (108,882,325)

------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                                           (162,492,067)        30,822,187
------------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                                1,264,432,023      1,233,609,836
                                                                                                 -----------------------------------
End of period (including accumulated net investment loss of $23,075 and $19,505, respectively)   $ 1,101,939,956    $ 1,264,432,023
                                                                                                 ===================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES   YEAR ENDED DECEMBER 31,             2006              2005            2004            2003            2002
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     49.39       $     43.97     $     36.71     $     29.23     $     40.72
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                      (.02) 1           (.12) 1         (.15) 1         (.15)           (.10)
Net realized and unrealized gain (loss)                  1.48              5.54            7.41            7.63          (11.16)
                                                  --------------------------------------------------------------------------------
Total from investment operations                         1.46              5.42            7.26            7.48          (11.26)
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       --                --              --              --            (.23)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     50.85       $     49.39     $     43.97     $     36.71     $     29.23
                                                  ================================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                       2.96%            12.33%          19.78%          25.59%         (27.79)%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 1,054,809       $ 1,227,881     $ 1,209,459     $ 1,113,743     $   979,919
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 1,135,831       $ 1,177,979     $ 1,124,874     $ 1,041,584     $ 1,240,435
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                     (0.04)%           (0.26)%         (0.39)%         (0.43)%         (0.29)%
Total expenses                                           0.69% 4,5         0.69% 6         0.69% 6         0.70% 6         0.68% 6
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    56%               32%             53%            154%             54%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended December 31, 2006           0.69%

5. Voluntary waiver of management fees less than 0.01%.

6. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SERVICE SHARES   YEAR ENDED DECEMBER 31,                 2006              2005            2004            2003            2002
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     48.87       $     43.64     $     36.54     $     29.13     $     40.70
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                             (.16) 1           (.25) 1         (.27) 1           -- 2           .16
Net realized and unrealized gain (loss)                  1.48              5.48            7.37            7.41          (11.53)
                                                  -------------------------------------------------------------------------------
Total from investment operations                         1.32              5.23            7.10            7.41          (11.37)
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       --                --              --              --            (.20)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     50.19       $     48.87     $     43.64     $     36.54     $     29.13
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                       2.70%            11.99%          19.43%          25.44%         (28.05)%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $    47,131       $    36,551     $    24,151     $    11,698     $       144
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $    44,273       $    28,798     $    17,579     $     3,858     $        72
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                     (0.33)%           (0.54)%         (0.68)%         (0.72)%         (0.56)%
Total expenses                                           0.97% 5           0.97%           0.99%           0.95%           1.55%
Expenses after payments and waivers and
reduction to custodian expenses                          0.97%             0.97%           0.99%           0.95%           0.98%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    56%               32%             53%            154%             54%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended December 31, 2006          0.97%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer MidCap Fund/VA (the Fund), formerly Oppenheimer Aggressive Growth
Fund/VA, is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of
1940, as amended. The Fund's investment objective is to seek capital appreciation by investing in "growth type" companies. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National
Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and
"asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost
(which approximates market value).

--------------------------------------------------------------------------------
AFFILIATED FUNDS. The Fund is permitted to invest daily available cash balances in affiliated money market funds. Each day, the Fund invests the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the
Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of
Investments. As a shareholder, the Fund is subject to its proportional share of
IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    APPRECIATION
                                                                BASED ON COST OF
UNDISTRIBUTED     UNDISTRIBUTED           ACCUMULATED       SECURITIES AND OTHER
NET INVESTMENT        LONG-TERM                  LOSS    INVESTMENTS FOR FEDERAL
INCOME                     GAIN    CARRYFORWARD 1,2,3        INCOME TAX PURPOSES
--------------------------------------------------------------------------------
$--                         $--          $648,795,754               $259,277,184

1. As of December 31, 2006, the Fund had $648,795,754 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2006, details of the capital loss carryforwards were as follows:

                              EXPIRING
                              ----------------------------
                              2009           $ 418,570,932
                              2010             230,224,822
                                             -------------
                              Total          $ 648,795,754
                                             =============

2. During the fiscal year ended December 31, 2006, the Fund utilized
$104,242,991 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended December 31, 2005, the Fund utilized $24,465,493 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2006. Net assets of the Fund were unaffected by the reclassifications.

                                                    REDUCTION TO
                 REDUCTION TO                        ACCUMULATED
                 PAID-IN CAPITAL                 INVESTMENT LOSS
                 -----------------------------------------------
                 $637,976                               $637,976

No distributions were paid during the years ended December 31, 2006 and December
31, 2005.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

              Federal tax cost of securities            $ 841,323,522
                                                        ==============

              Gross unrealized appreciation             $ 278,397,342
              Gross unrealized depreciation               (19,120,158)
                                                        --------------
              Net unrealized appreciation               $ 259,277,184
                                                        ==============
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the
Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the
Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                   YEAR ENDED DECEMBER 31, 2006    YEAR ENDED DECEMBER 31, 2005
                         SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------
NON-SERVICE SHARES
Sold                  1,908,858   $  96,341,176       2,464,320   $ 113,044,647
Redeemed             (6,030,134)   (306,443,676)     (5,107,185)   (230,847,985)
                    ------------------------------------------------------------
Net decrease         (4,121,276)  $(210,102,500)     (2,642,865)  $(117,803,338)
                    ============================================================

--------------------------------------------------------------------------------
SERVICE SHARES
Sold                    330,109   $  16,552,889         298,427   $  13,509,067
Redeemed               (138,912)     (6,880,271)       (103,986)     (4,588,054)
                    ------------------------------------------------------------
Net increase            191,197   $   9,672,618         194,441   $   8,921,013
                    ============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and money market funds, for the year ended December
31, 2006, were as follows:

                                       PURCHASES                    SALES
        -----------------------------------------------------------------
        Investment securities       $659,164,230             $867,380,315

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

                    FEE SCHEDULE
                    ------------------------------------------
                    Up to $200 million                  0.75%
                    Next $200 million                   0.72
                    Next $200 million                   0.69
                    Next $200 million                   0.66
                    Next $700 million                   0.60
                    Over $1.5 billion                   0.58

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended December 31, 2006, the Fund paid
$20,184 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a
Distribution and Service Plan for Service shares to pay OppenheimerFunds
Distributor, Inc. (the Distributor), for distribution related services, personal service and account maintenance for the Fund's Service shares. Under the plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers
Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the plan are detailed in the
Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in
IMMF. During the year ended December 31, 2006, the Manager waived $2,708 for
IMMF management fees.

--------------------------------------------------------------------------------
5. ILLIQUID OR RESTRICTED SECURITIES

As of December 31, 2006, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the
Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation.
Securities that are illiquid or restricted are marked with the applicable footnote on the Statement of Investments. Information concerning restricted securities is as follows:

                                                   ACQUISITION                    VALUATION AS OF       UNREALIZED
SECURITY                                                  DATE          COST    DECEMBER 31, 2006     DEPRECIATION
-------------------------------------------------------------------------------------------------------------------

Blaze Network Products, Inc., 8% Cv., Series D        10/17/00   $ 7,346,317              $ 2,586      $ 7,343,731

--------------------------------------------------------------------------------
6. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB
Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES.
FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109,
ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized.
FIN 48 is effective for fiscal years beginning after December 15, 2006. As of
December 31, 2006, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements.
The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting
Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS
No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts;
however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
7. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the
Oppenheimer funds excluding the Fund) in the U.S. District Court for the
Southern District of New York on January 10, 2005 and was amended on March 4,
2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment
Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the
Oppenheimer funds, as nominal defendants, and against certain present and former
Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the
Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

                         16 | OPPENHEIMER MONEY FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER MONEY FUND/VA:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Money Fund/VA (the "Fund"), a series of Oppenheimer Variable Account
Funds, including the statement of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 8, 2007

STATEMENT OF INVESTMENTS  December 31, 2006
--------------------------------------------------------------------------------

                                                      PRINCIPAL           VALUE
                                                         AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--15.8%
Bank of Nova Scotia, 5.28%, 1/8/07                   $2,000,000    $  2,000,000
--------------------------------------------------------------------------------
Barclays Bank plc, New York:
5.32%, 1/18/07                                        2,000,000       2,000,000
5.32%, 2/15/07                                        1,000,000       1,000,000
--------------------------------------------------------------------------------
BNP Paribas, New York, 5.32%, 2/12/07                 2,000,000       2,000,000
--------------------------------------------------------------------------------
Chase Bank USA, N.A., 5.27%, 1/16/07                  1,000,000       1,000,000
--------------------------------------------------------------------------------
Citibank NA:
5.32%, 2/8/07                                         2,000,000       2,000,000
5.325%, 3/28/07                                       4,000,000       4,000,000
--------------------------------------------------------------------------------
Deutsche Bank, New York, 5.40%,
12/12/07                                              1,000,000       1,000,000
--------------------------------------------------------------------------------
Lloyds TSB Bank plc, New York, 5.29%,
1/23/07                                               1,500,000       1,500,000
--------------------------------------------------------------------------------
M&I Marshall & Ilsley Bank, 5.31%,
1/10/07                                               2,000,000       2,000,000
--------------------------------------------------------------------------------
Royal Bank of Canada, New York,
5.30%, 2/5/07                                         1,000,000       1,000,000
--------------------------------------------------------------------------------
Svenska Handelsbanken NY, 5.32%,
3/19/07                                               1,000,000       1,000,000
--------------------------------------------------------------------------------
Toronto Dominion Bank, New York:
5.305%, 1/12/07                                       2,000,000       1,999,980
5.32%, 3/16/07                                        1,500,000       1,500,000
--------------------------------------------------------------------------------
Washington Mutual Bank FA:
5.30%, 1/16/07                                        1,000,000       1,000,000
5.32%, 2/15/07                                        2,000,000       2,000,000
                                                                   -------------
Total Certificates of Deposit (Cost $26,999,980)                     26,999,980

--------------------------------------------------------------------------------
DIRECT BANK OBLIGATIONS--16.8%
--------------------------------------------------------------------------------
Bank of America NA, 5.32%, 2/16/07                    1,000,000       1,000,000
--------------------------------------------------------------------------------
Canadian Imperial Holdings, Inc.,
5.26%, 1/24/07                                        1,000,000         996,643
--------------------------------------------------------------------------------
Danske Corp., 5.25%, 1/8/07 1                         1,000,000         998,979
--------------------------------------------------------------------------------
Dexia Delaware LLC, 5.24%, 3/13/07                    1,000,000         989,666
--------------------------------------------------------------------------------
Fortis Funding LLC, 5.25%, 1/29/07 1                  1,000,000         995,917
--------------------------------------------------------------------------------
Governor & Co. of the Bank of Ireland:
5.24%, 2/28/07 1                                      2,000,000       1,983,116
5.25%, 1/22/07 1                                      1,700,000       1,694,794
--------------------------------------------------------------------------------
HBOS Treasury Services:
5.245%, 2/1/07                                        2,000,000       1,990,958
5.25%, 2/14/07                                        1,500,000       1,490,375
5.255%, 1/26/07                                       1,500,000       1,494,526
--------------------------------------------------------------------------------
Nationwide Building Society:
5.22%, 3/12/07 1                                      2,000,000       1,979,700
5.23%, 2/12/07 1                                      1,500,000       1,490,848
--------------------------------------------------------------------------------
Rabobank USA Financial Corp.,
5.24%, 1/10/07                                        1,000,000         998,691
--------------------------------------------------------------------------------
Santander Central Hispano Finance
(Delaware), Inc.:
5.25%, 1/16/07                                        1,000,000         997,813
5.26%, 1/5/07                                         2,500,000       2,498,539

                                                      PRINCIPAL           VALUE
                                                         AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
DIRECT BANK OBLIGATIONS Continued
Societe Generale North America, Inc.,
5.16%, 4/5/07                                        $2,000,000    $  1,973,053
--------------------------------------------------------------------------------
St. George Bank Ltd., 5.25%, 1/10/07 1                1,000,000         998,688
--------------------------------------------------------------------------------
Swedbank Mortgage AB, 5.25%, 2/2/07                   1,300,000       1,293,933
--------------------------------------------------------------------------------
Wachovia Corp., 5.43%, 2/6/07                         1,000,000       1,000,099
--------------------------------------------------------------------------------
Westpac Banking Corp., 5.25%, 1/24/07 1               2,000,000       1,993,292
                                                                   -------------
Total Direct Bank Obligations
(Cost $28,859,630)                                                   28,859,630

--------------------------------------------------------------------------------
LETTERS OF CREDIT--2.3%
--------------------------------------------------------------------------------
Fortis Bank SA/NV, guaranteeing
commercial paper of ICICI Bank Ltd.,
5.27%, 2/9/07                                         2,000,000       1,988,571
--------------------------------------------------------------------------------
Suntrust Bank, guaranteeing
commercial paper of NATC
California LLC, 5.27%, 1/12/07                        2,000,000       1,996,779
                                                                   -------------
Total Letters of Credit (Cost $3,985,350)                             3,985,350

--------------------------------------------------------------------------------
SHORT-TERM NOTES--64.8%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.2%
Montgomery, AL Industrial
Development Board, Revenue Bonds,
Industrial Bristol Project, Series B,
5.70%, 2/1/07 2                                         400,000         400,000
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--21.6%
Barton Capital Corp., 5.26%, 1/19/07 1                2,800,000       2,792,636
--------------------------------------------------------------------------------
Capital Auto Receivables Asset Trust
2006-SN1A, 5.32%, 9/20/07 2                             970,969         970,969
--------------------------------------------------------------------------------
Chesham Finance LLC:
5.27%, 1/5/07                                         2,000,000       1,998,829
5.28%, 2/20/07                                        1,000,000         992,667
--------------------------------------------------------------------------------
Concord Minutemen Capital Co. LLC,
5.26%, 2/23/07 1                                      1,000,000         992,256
--------------------------------------------------------------------------------
Fairway Finance Corp., 5.27%, 1/17/07 1               3,400,000       3,392,036
--------------------------------------------------------------------------------
FCAR Owner Trust I, 5.27%, 3/23/07                    2,600,000       2,569,171
--------------------------------------------------------------------------------
Gotham Funding Corp., 5.30%, 1/3/07 1                 1,000,000         999,706
--------------------------------------------------------------------------------
GOVCO, Inc., 5.26%, 1/16/07 1                         2,000,000       1,995,617
--------------------------------------------------------------------------------
Grampian Funding LLC, 5.27%, 3/22/07 1                2,000,000       1,976,578
--------------------------------------------------------------------------------
Legacy Capital LLC:
5.19%, 4/10/07                                        2,000,000       1,971,455
5.265%, 1/26/07                                       2,000,000       1,992,688
--------------------------------------------------------------------------------
Lexington Parker Capital Co. LLC,
5.27%, 1/19/07 1                                      2,000,000       1,994,730
--------------------------------------------------------------------------------
New Center Asset Trust:
5.25%, 1/29/07                                        2,000,000       1,991,833
5.27%, 1/31/07                                        2,000,000       1,991,225
--------------------------------------------------------------------------------
Perry Global Funding LLC, Series A,
5.25%, 3/12/07 1                                      2,000,000       1,979,583
--------------------------------------------------------------------------------
Sheffield Receivables Corp., 5.27%,
1/4/07 1                                              3,000,000       2,998,684

                                                      PRINCIPAL           VALUE
                                                         AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
Victory Receivables Corp., 5.30%,
1/9/07 1                                             $2,500,000    $  2,497,056
--------------------------------------------------------------------------------
Yorktown Capital LLC, 5.29%, 1/19/07 1                1,000,000         997,355
                                                                   -------------
                                                                     37,095,074
--------------------------------------------------------------------------------
AUTOMOBILES--1.1%
Ande Chevrolet Olds, Inc., Series 2004,
5.50%, 2/1/07 2                                       1,935,000       1,935,000
--------------------------------------------------------------------------------
CAPITAL MARKETS--6.4%
Banc of America Securities LLC, 5.32%,
1/5/07 2                                              5,000,000       5,000,000
--------------------------------------------------------------------------------
Bear Stearns Cos., Inc., 5.25%, 2/16/07               1,000,000         993,292
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc., 5.40%,
4/6/07 2,3                                            2,000,000       2,000,000
--------------------------------------------------------------------------------
Lehman Brothers, Inc., 5.50%, 1/2/07 2                1,000,000       1,000,000
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., Series C,
5.50%, 10/19/07 2                                     2,000,000       2,002,397
                                                                   -------------
                                                                     10,995,689
--------------------------------------------------------------------------------
CHEMICALS--0.6%
BASF AG, 5.26%, 1/25/07 1                             1,000,000         996,497
--------------------------------------------------------------------------------
COMMERCIAL BANKS--2.0%
Bank of America Corp., 5.25%, 3/15/07                 1,500,000       1,484,031
--------------------------------------------------------------------------------
HSBC USA, Inc., 5.25%, 4/3/07                         2,000,000       1,973,167
                                                                   -------------
                                                                      3,457,198
--------------------------------------------------------------------------------
COMMERCIAL FINANCE--2.3%
Countrywide Financial Corp.:
5.30%, 1/4/07                                         1,000,000         999,558
5.35%, 1/3/07                                         2,900,000       2,899,130
                                                                   -------------
                                                                      3,898,688
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--4.1%
General Electric Capital Services,
5.25%, 1/25/07                                        2,000,000       1,993,000
--------------------------------------------------------------------------------
Greenwich Capital Holdings, Inc.,
5.53%, 2/15/07 2                                      2,000,000       2,000,000
--------------------------------------------------------------------------------
HSBC Finance Corp.:
5.24%, 3/9/07                                         1,000,000         990,248
5.25%, 1/26/07                                        2,000,000       1,992,708
                                                                   -------------
                                                                      6,975,956
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.3%
Alta Mira LLC, Series 2004, 5.45%,
1/1/07 2                                              2,250,000       2,250,000
--------------------------------------------------------------------------------
INSURANCE--6.7%
ING America Insurance Holdings, Inc.,
5.25%, 1/22/07                                        2,000,000       1,993,875
--------------------------------------------------------------------------------
Jackson National Life Global Funding,
Series 2004-6, 5.42%, 1/16/07 2,3                     2,500,000       2,500,000
--------------------------------------------------------------------------------
Metropolitan Life Global Funding I,
Series 2003-5, 5.44%, 1/16/07 2,3                     4,000,000       4,000,000

                                                      PRINCIPAL           VALUE
                                                         AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
INSURANCE Continued
Prudential Insurance Co. of America,
5.38%, 2/1/07 2                                      $3,000,000    $  3,000,000
                                                                   -------------
                                                                     11,493,875
--------------------------------------------------------------------------------
LEASING & FACTORING--4.1%
American Honda Finance Corp.:
5.336%, 9/26/07 2,4                                   2,000,000       2,000,000
5.345%, 8/8/07 2,4                                    2,000,000       2,000,000
5.346%, 10/30/07 2,4                                  1,000,000         999,989
--------------------------------------------------------------------------------
Toyota Motor Credit Corp., 5.25%,
2/9/07                                                2,000,000       1,988,636
                                                                   -------------
                                                                      6,988,625
--------------------------------------------------------------------------------
MUNICIPAL--0.4%
Hayward, CA Multifamily Housing
Revenue Bonds, Lord Tennyson Apts.,
5.65%, 1/2/07 2                                         710,000         710,000
--------------------------------------------------------------------------------
PERSONAL PRODUCTS--1.2%
Procter & Gamble Co. International
Funding, 5.25%, 1/11/07 1                             1,000,000         998,542
--------------------------------------------------------------------------------
Reckitt Benckiser plc, 5.27%, 2/9/07 1                1,000,000         994,291
                                                                   -------------
                                                                      1,992,833
--------------------------------------------------------------------------------
SPECIAL PURPOSE FINANCIAL--12.8%
Blue Spice LLC, 5.30%, 1/2/07 1                       3,000,000       2,999,559
--------------------------------------------------------------------------------
Cooperative Assn. of Tractor Dealers,
Inc., Series B:
5.26%, 2/27/07                                        1,175,000       1,165,214
5.28%, 1/5/07                                         1,015,000       1,014,405
--------------------------------------------------------------------------------
LINKS Finance LLC, 5.32%, 12/20/07 2,4                1,000,000         999,810
--------------------------------------------------------------------------------
Parkland (USA) LLC, 5.33%, 12/12/07 2,4               1,000,000         999,811
--------------------------------------------------------------------------------
Premier Asset Collateralized Entity
LLC 1, 5.28%, 3/27/07 4                               1,900,000       1,876,313
--------------------------------------------------------------------------------
RACERS Trust, Series 2004-6-MM,
5.37%, 1/22/07 2                                      1,000,000       1,000,000
--------------------------------------------------------------------------------
Sigma Finance, Inc., 5.25%, 2/22/07                   5,000,000       4,962,083
--------------------------------------------------------------------------------
Ticonderoga Funding LLC, 5.30%,
1/24/07                                               2,000,000       1,993,224
--------------------------------------------------------------------------------
Union Hamilton Special Purpose
Funding LLC, 5.36%, 3/28/07 2,4                       2,000,000       2,000,000
--------------------------------------------------------------------------------
ZAIS Leveraged Loan Fund, Series
2006-1A 1, 5.43%, 3/1/07 2,3                          3,000,000       3,000,000
                                                                   -------------
                                                                     22,010,419
                                                                   -------------
Total Short-Term Notes (Cost $111,199,854)                          111,199,854
--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $171,044,814)                                        99.7%    171,044,814
--------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                             0.3         475,882
                                                     ---------------------------
NET ASSETS                                                100.0%   $171,520,696
                                                     ===========================

FOOTNOTES TO STATEMENT OF INVESTMENTS

SHORT-TERM NOTES, DIRECT BANK OBLIGATIONS AND LETTERS OF CREDIT ARE GENERALLY
TRADED ON A DISCOUNT BASIS; THE INTEREST RATE SHOWN IS THE DISCOUNT RATE
RECEIVED BY THE FUND AT THE TIME OF PURCHASE. OTHER SECURITIES NORMALLY BEAR
INTEREST AT THE RATES SHOWN.

1. Security issued in an exempt transaction without registration under the
Securities Act of 1933. Such securities amount to $40,740,460, or 23.75% of the
Fund's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

2. Represents the current interest rate for a variable or increasing rate security.

3. Illiquid security. The aggregate value of illiquid securities as of December
31, 2006 was $11,500,000, which represents 6.70% of the Fund's net assets. See
Note 4 of accompanying Notes.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $10,875,923 or 6.34% of the Fund's net assets as of December 31, 2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          8 | OPPENHEIMER MONEY FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2006
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

ASSETS
------------------------------------------------------------------------------------------------------
Investments, at value (cost $171,044,814)--see accompanying statement of investments     $171,044,814
------------------------------------------------------------------------------------------------------
Cash                                                                                          236,769
------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                            421,308
Interest                                                                                      343,832
Other                                                                                           8,185
                                                                                         -------------
Total assets                                                                              172,054,908

------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Dividends                                                                                     320,194
Shares of beneficial interest redeemed                                                        198,992
Trustees' compensation                                                                          5,342
Transfer and shareholder servicing agent fees                                                     874
Other                                                                                           8,810
                                                                                         -------------
Total liabilities                                                                             534,212

------------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $171,520,696

------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                               $    171,492
------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                171,346,624
------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments                                                    2,580
                                                                                         -------------
NET ASSETS--applicable to 171,492,028 shares of beneficial interest outstanding          $171,520,696
                                                                                         =============

------------------------------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER SHARE                 $       1.00

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                             $8,724,019

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                         770,054
--------------------------------------------------------------------------------
Shareholder communications                                               20,088
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                            10,016
--------------------------------------------------------------------------------
Trustees' compensation                                                    5,071
--------------------------------------------------------------------------------
Administration service fees                                               1,500
--------------------------------------------------------------------------------
Custodian fees and expenses                                                 925
--------------------------------------------------------------------------------
Other                                                                    26,854
                                                                     -----------
Total expenses                                                          834,508

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 7,889,511

--------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS                                          3,420

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $7,892,931
                                                                     ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                           2006               2005
--------------------------------------------------------------------------------------------------------------------------

OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                    $   7,889,511      $   5,228,375
--------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                                3,420              6,036
                                                                                         ---------------------------------
Net increase in net assets resulting from operations                                         7,892,931          5,234,411

--------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                                                        (7,889,609)        (5,228,277)
--------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain                                                            (6,674)                --

--------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
--------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from beneficial interest transactions                  (1,637,470)       (23,347,439)

--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
Total decrease                                                                              (1,640,822)       (23,341,305)
--------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                        173,161,518        196,502,823
                                                                                         ---------------------------------
End of period (including accumulated net investment income of $98 for the year ended
December 31, 2005)                                                                       $ 171,520,696      $ 173,161,518
                                                                                         =================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                    2006          2005           2004           2003           2002
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   1.00      $   1.00       $   1.00       $   1.00       $   1.00
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations--net
investment income and net realized gain                     .05 1         .03 1          .01 1          .01            .01
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.05)         (.03)          (.01)          (.01)          (.01)
Distributions from net realized gain                         -- 2          --             --             --             -- 2
                                                       ---------------------------------------------------------------------
Total dividends and/or distributions to shareholders       (.05)         (.03)          (.01)          (.01)          (.01)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   1.00      $   1.00       $   1.00       $   1.00       $   1.00
                                                       ======================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN 3                                             4.71%         2.86%          0.98%          0.79%          1.47%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $171,521      $173,162       $196,503       $237,613       $379,969
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $171,118      $186,453       $218,243       $316,096       $386,457
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                      4.61%         2.80%          0.97%          0.80%          1.46%
Total expenses                                             0.49%         0.48% 5        0.48% 5        0.47% 5        0.47% 5

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Money Fund/VA (the Fund) is a separate series of Oppenheimer
Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek maximum current income from investments in "money market"
securities consistent with low capital risk and the maintenance of liquidity.
The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      Shares of the Fund are only sold to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. As permitted under Rule 2a-7 of the Investment Company Act of 1940, portfolio securities are valued on the basis of amortized cost, which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund's Board of Trustees.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years for federal income tax purposes.

      UNDISTRIBUTED NET             UNDISTRIBUTED               ACCUMULATED
      INVESTMENT INCOME           LONG-TERM GAINS     LOSS CARRYFORWARD 1,2
      ---------------------------------------------------------------------
      $375,255                                $--                       $--

1. During the fiscal year ended December 31, 2006, the Fund did not utilize any capital loss carryforward.

2. During the fiscal year ended December 31, 2005, the Fund utilized $202 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

                                         YEAR ENDED              YEAR ENDED
                                  DECEMBER 31, 2006       DECEMBER 31, 2005
      ---------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                    $7,896,283              $5,228,277
      ---------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

                         13 | OPPENHEIMER MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the
Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the
Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                              YEAR ENDED DECEMBER 31, 2006      YEAR ENDED DECEMBER 31, 2005
                                                   SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------

Sold                                          102,552,229    $ 102,552,229      126,305,556    $ 126,305,556
Dividends and/or distributions reinvested       7,809,321        7,809,321        5,103,537        5,103,537
Redeemed                                     (111,999,020)    (111,999,020)    (154,754,850)    (154,756,532)
                                            -----------------------------------------------------------------
Net decrease                                   (1,637,470)   $  (1,637,470)     (23,345,757)   $ (23,347,439)
                                            =================================================================

--------------------------------------------------------------------------------
3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

                  FEE SCHEDULE
                  --------------------------------
                  Up to $500 million         0.450%
                  Next $500 million          0.425
                  Next $500 million          0.400
                  Over $1.5 billion          0.375

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended December 31, 2006, the Fund paid
$10,011 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Fund. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
4. ILLIQUID SECURITIES

As of December 31, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of
Investments.

--------------------------------------------------------------------------------
5. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB
Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES.
FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109,
ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized.
FIN 48 is effective for fiscal years beginning after December 15, 2006. As of
December 31, 2006, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements.
The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting
Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS
No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts;
however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
6. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the
Oppenheimer funds excluding the Fund) in the U.S. District Court for the
Southern District of New York on January 10, 2005 and was amended on March 4,
2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment
Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

--------------------------------------------------------------------------------
6. LITIGATION Continued

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the
Oppenheimer funds, as nominal defendants, and against certain present and former
Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the
Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

                     57 | OPPENHEIMER STRATEGIC BOND FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER STRATEGIC BOND FUND/VA:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Strategic Bond Fund/VA (the "Fund"), a series of Oppenheimer
Variable Account Funds, including the statement of investments, as of December
31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 8, 2007

STATEMENT OF INVESTMENTS  December 31, 2006
--------------------------------------------------------------------------------

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--1.4%
--------------------------------------------------------------------------------
Ace Securities Corp. Home
Equity Loan Trust, Asset-Backed
Pass-Through Certificates,
Series 2005-HE7, Cl. A2B,
5.53%, 11/25/35 1                            $        420,000   $       420,412
--------------------------------------------------------------------------------
Aesop Funding II LLC,
Automobile
Asset-Backed Certificates,
Series 2005-1A, Cl. A2,
5.41%, 4/20/08 1                                      200,000           200,200
--------------------------------------------------------------------------------
Argent Securities Trust 2004-W8,
Asset-Backed Pass-Through
Certificates,
Series 2004-W8, Cl. A2,
5.83%, 5/25/34 1                                    1,960,000         1,966,993
--------------------------------------------------------------------------------
Argent Securities Trust 2006-M3,
Asset-Backed Pass-Through
Certificates,
Series 2006-M3,
Cl. A2B, 5.42%, 9/25/36 1,2                           530,000           530,339
--------------------------------------------------------------------------------
Argent Securities Trust 2006-W5,
Asset-Backed Pass-Through
Certificates,
Series 2006-W5, Cl. A2B,
5.45%, 5/26/36 1                                      810,000           810,618
--------------------------------------------------------------------------------
BMW Vehicle Owner Trust
2006-A, Automobile
Asset-Backed Securities,
Series 2006-A, Cl. A2,
5.30%, 5/26/09                                      1,000,000         1,000,730
--------------------------------------------------------------------------------
Capital Auto Receivables
Asset Trust 2004-2, Automobile
Asset-Backed Securities,
Series 2004-2, Cl. A3, 3.58%,
1/15/09                                               740,000           732,000
--------------------------------------------------------------------------------
Centex Home Equity Loan
Trust 2005-D, Asset-Backed
Certificates,
Series 2005-D, Cl. AF1,
5.04%, 10/25/35                                       282,231           281,261
--------------------------------------------------------------------------------
Centex Home Equity Loan Trust
2006-A, Asset-Backed
Certificates,
Series 2006-A, Cl. AV2,
5.45%, 5/16/36 1                                    1,000,000         1,000,773
--------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust
2006-WFH3, Asset-Backed
Pass-Through Certificates,
Series 2006-WFH3, Cl. A2,
5.45%, 10/31/36 1                                     620,000           620,000

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
Consumer Credit Reference
Index Securities Program,
Credit Card Asset-Backed
Certificates,
Series 2002-B, Cl. FX,
10.421%, 3/22/07 3                           $        500,000   $       503,779
--------------------------------------------------------------------------------
CWABS Asset-Backed
Certificates Trust 2005-10,
Asset-Backed Certificates,
Series 2005-10, Cl. AF1,
5.51%, 2/25/36 1                                      305,771           306,006
--------------------------------------------------------------------------------
CWABS Asset-Backed
Certificates Trust 2005-16,
Asset-Backed Certificates,
Series 2005-16, Cl. 2AF2,
5.382%, 5/25/36 1                                     300,000           299,006
--------------------------------------------------------------------------------
CWABS Asset-Backed
Certificates Trust 2005-17,
Asset-Backed Certificates:
Series 2005-17, Cl. 1AF1,
5.55%, 5/25/36 1                                      348,396           348,790
Series 2005-17, Cl. 1AF2,
5.363%, 5/25/36 1                                     200,000           199,285
--------------------------------------------------------------------------------
CWABS Asset-Backed
Certificates Trust 2006-25,
Asset-Backed Certificates,
Series 2006-25, Cl. 2A2,
5.44%, 12/25/29 1                                   1,050,000         1,050,735
--------------------------------------------------------------------------------
DaimlerChrysler Auto Trust,
Automobile Loan Pass-Through
Certificates,
Series 2006-C, Cl. A2,
5.33%, 5/8/09                                       1,760,000         1,758,750
--------------------------------------------------------------------------------
Embarcadero Aircraft
Securitization Trust, Airplane
Receivable Nts.,
Series 2000-A, Cl. B, 8/15/25 2,4,18                1,820,063            18,201
--------------------------------------------------------------------------------
First Franklin Mortgage Loan
Asset-Backed Certificates,
Home Equity Receivables,
Series 2005-FF3, Cl. A1,
5.43%, 4/25/35 1                                      596,995           597,422
--------------------------------------------------------------------------------
First Franklin Mortgage Loan
Trust 2005-FF10, Mtg.
Pass-Through Certificates,
Series 2005-FF10, Cl. A3,
5.56%, 11/25/35 1                                   1,170,000         1,171,159
--------------------------------------------------------------------------------
First Franklin Mortgage Loan
Trust 2006-FF10, Mtg.
Pass-Through Certificates,
Series 2006-FF10, Cl. A3,
5.41%, 7/25/36 1                                      840,000           840,537

------------------------------------------------------------------------

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
First Franklin Mortgage Loan
Trust 2006-FF5, Mtg.
Pass-Through Certificates,
Series 2006-FF5, Cl. 2A1,
5.40%, 5/15/36 1                             $        424,516   $       424,811
--------------------------------------------------------------------------------
First Franklin Mortgage Loan
Trust 2006-FF9, Mtg.
Pass-Through Certificates,
Series 2006-FF9, Cl. 2A2,
5.43%, 7/7/36 1                                       430,000           430,275
--------------------------------------------------------------------------------
Ford Credit Auto Owner Trust,
Automobile Loan Pass-Through
Certificates,
Series 2005-A, Cl. A3,
3.48%, 11/17/08                                       299,057           297,381
--------------------------------------------------------------------------------
GS Auto Loan Trust,
Automobile Loan
Asset-Backed Securities,
Series 2005-1, Cl. A2,
4.32%, 5/15/08                                        299,290           299,247
--------------------------------------------------------------------------------
Household Home Equity Loan
Trust, Home Equity Loan
Pass-Through Certificates:
Series 2005-3, Cl. A1,
5.61%, 1/20/35 1                                      384,717           385,341
Series 2006-4, Cl. A2V,
5.46%, 3/20/36 1,2                                    390,000           390,000
--------------------------------------------------------------------------------
Lehman XS Trust, Mtg.
Pass-Through Certificates:
Series 2005-10, Cl. 2A3B,
5.55%, 1/25/36                                        435,630           432,260
Series 2005-2, Cl. 2A1B,
5.18%, 8/25/35 1                                      381,548           380,713
Series 2005-4, Cl. 2A1B,
5.17%, 10/25/35                                       344,511           343,071
--------------------------------------------------------------------------------
Mastr Asset Backed Securities
Trust 2006-WMC3, Mtg.
Pass-Through Certificates,
Series 2006-WMC3, Cl. A3,
5.42%, 8/25/36 1,2                                  1,310,000         1,310,837
--------------------------------------------------------------------------------
Morgan Stanley ABS Capital I,
Mtg. Pass-Through Certificates,
Series 2005-WMC6, Cl. A2B,
5.61%, 7/25/35 1                                      480,000           480,924
--------------------------------------------------------------------------------
NC Finance Trust, CMO
Pass-Through Certificates,
Series 1999-I, Cl. ECFD,
1.762%, 1/25/29 2                                      66,744            14,016
--------------------------------------------------------------------------------
Nissan Auto Receivables Owner
Trust, Automobile
Receivable Nts.,
Series 2005-C, Cl. A2,
3.99%, 1/15/08                                        303,013           302,871

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
Option One Mortgage Loan
Trust, Asset-Backed Certificates,
Series 2006-2, Cl. 2A2,
5.45%, 7/1/36 1                              $      1,420,000   $     1,421,107
--------------------------------------------------------------------------------
Popular ABS Mortgage
Pass-Through Trust 2004-5,
Mtg. Pass-Through Certificates,
Series 2004-5, Cl. AF2,
3.735%, 11/10/34 1                                     13,582            13,542
--------------------------------------------------------------------------------
Popular ABS Mortgage
Pass-Through Trust 2005-1,
Mtg. Pass-Through Certificates,
Series 2005-1, Cl. AF2,
3.914%, 5/25/35 1                                      46,498            46,340
--------------------------------------------------------------------------------
Popular ABS Mortgage
Pass-Through Trust 2005-2,
Mtg. Pass-Through Certificates,
Series 2005-2, Cl. AF2,
4.415%, 4/25/35 1                                     240,000           237,740
--------------------------------------------------------------------------------
Popular ABS Mortgage
Pass-Through Trust 2005-6,
Mtg. Pass-Through Certificates,
Series 2005-6, Cl. A3,
5.68%, 1/25/36 1                                      320,000           319,132
--------------------------------------------------------------------------------
RAMP Series 2004-RS7 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2004-RS7,
Cl. AI32, 4.45%, 7/25/28                              459,496           456,292
--------------------------------------------------------------------------------
RAMP Series 2006-RS4 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2006-RS4,
Cl. A1, 5.43%, 7/25/36 1                              449,187           449,505
--------------------------------------------------------------------------------
RASC Series 2006-KS7 Trust,
Home Equity Mtg. Asset-Backed
Pass-Through Certificates,
Series 2006-KS7, Cl. A2,
5.42%, 9/25/36 1                                    1,070,000         1,070,684
--------------------------------------------------------------------------------
Start CLO Ltd., Asset-Backed
Credit Linked Securities,
Series 2006-3A, Cl. F,
5.353%, 6/7/11 1,2                                    950,000           950,000
--------------------------------------------------------------------------------
Structured Asset Investment
Loan Trust, Mtg. Pass-Through
Certificates, Series 2006-2,
Cl. A1, 5.41%, 4/25/36 1                            1,482,241         1,483,265
--------------------------------------------------------------------------------
Structured Asset Securities Corp.,
Mtg. Pass-Through Certificates:
Series 2003-25XS, Cl. A4,
4.51%, 8/25/33                                         22,275            22,136
Series 2005-4XS, Cl. 3A1,
5.18%, 3/26/35                                        392,218           391,263

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
Taganka Car Loan Finance plc,
Automobile Asset-Backed
Certificates,
Series 2006-1A, Cl. C,
8.65%, 11/14/13 1,2                          $        655,000   $       655,000
--------------------------------------------------------------------------------
Wells Fargo Home Equity
Asset-Backed Securities 2006-2
Trust, Home Equity
Asset-Backed Certificates,
Series 2006-2, Cl. A2,
5.59%, 7/25/36 1                                      840,000           840,537
                                                                ----------------
Total Asset-Backed Securities
(Cost $30,379,242)                                                   28,505,286

--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--16.7%
--------------------------------------------------------------------------------
Banc of America Commercial
Mortgage, Inc., Commercial
Mtg. Pass-Through Certificates:
Series 2005-3, Cl. A2,
4.501%, 7/10/43                                       690,000           674,361
Series 2006-5, Cl. A2,
5.348%, 10/10/11                                    1,700,000         1,703,652
--------------------------------------------------------------------------------
Banc of America Funding Corp.,
CMO Pass-Through Certificates,
Series 2004-2, Cl. 2A1,
6.50%, 7/20/32                                        459,951           466,213
--------------------------------------------------------------------------------
Banc of America Mortgage
Securities, Inc., CMO
Pass-Through Certificates:
Series 2004-8, Cl. 5A1,
6.50%, 5/25/32                                        398,262           401,871
Series 2005-E, Cl. 2A2,
4.975%, 6/25/35 1                                      38,327            38,262
--------------------------------------------------------------------------------
ChaseFlex Trust 2006-2,
Multiclass Mtg. Pass-Through
Certificates,
Series 2006-2,
Cl. A1B, 5.607%, 8/25/08 1,2                          708,359           709,103
--------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust
2006-WF1, Asset-Backed
Pass-Through Certificates,
Series 2006-WF1, Cl. A2B,
5.536%, 3/1/36                                        260,000           259,216
--------------------------------------------------------------------------------
Countrywide Alternative Loan
Trust, CMO,
Series 2005-J1, Cl. 3A1,
6.50%, 8/25/32                                      1,145,796         1,158,328
--------------------------------------------------------------------------------
Deutsche Alt-A Securities
Mortgage Loan Trust, Mtg.
Pass-Through Certificates:
Series 2006-AB2, Cl. A7,
5.961%, 6/25/36                                     1,345,912         1,343,462
Series 2006-AB3, Cl. A7,
6.36%, 4/25/08                                        421,142           421,260
Series 2006-AB4, Cl. A1A,
6.005%, 10/25/36                                    1,667,037         1,667,167

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
Federal Home Loan
Mortgage Corp.:
4.50%, 12/1/18-7/1/19                        $      4,534,307   $     4,380,732
5%, 9/1/33                                          3,756,939         3,632,585
6%, 5/1/18-10/1/29                                  4,915,001         4,979,050
6.50%, 3/1/18-6/1/35                                8,496,654         8,708,187
7%, 3/1/31-10/1/31                                    592,234           609,375
7.50%, 4/1/36                                       1,877,215         1,960,215
11%, 11/1/14                                           20,696            21,608
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., CMO Gtd. Multiclass
Mtg. Participation Certificates:
Series 1897, Cl. K, 7%, 9/15/26                     2,569,401         2,678,004
Series 2191, Cl. MF,
5.95%, 12/17/27 1                                     100,798           100,948
Series 2410, Cl. PF,
6.33%, 2/15/32 1                                    1,615,963         1,655,504
Series 2435, Cl. EQ,
6%, 5/15/31                                         2,100,000         2,114,116
Series 2453, Cl. BD,
6%, 5/15/17                                           367,631           372,798
Series 2641, Cl. CE,
3.50%, 9/15/25                                      1,200,359         1,170,411
Series 2727, Cl. UA,
3.50%, 10/15/22                                       702,655           689,495
Series 2736, Cl. DB,
3.30%, 11/15/26                                     5,213,047         5,045,541
Series 2777, Cl. PJ,
4%, 5/15/24                                           730,157           719,602
Series 2934, Cl. NA,
5%, 4/15/24                                         1,840,635         1,832,586
Series 3105, Cl. BD,
5.50%, 1/15/26                                      1,500,000         1,492,964
Series 3138, Cl. PA,
5.50%, 2/15/27                                      4,030,430         4,042,302
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., CMO Gtd. Real Estate
Mtg. Investment Conduit
Multiclass Pass-Through
Certificates:
Series 1360, Cl. PZ,
7.50%, 9/15/22                                      2,233,713         2,321,193
Series 1674, Cl. Z,
6.75%, 2/15/24                                      1,627,745         1,683,554
Series 2002-66, Cl. FG,
6.35%, 9/25/32 1                                    2,744,974         2,788,550
Series 2002-84, Cl. FB,
6.35%, 12/25/32 1                                   2,744,975         2,828,142
Series 2003-11, Cl. FA,
6.35%, 9/25/32 1                                    2,744,884         2,829,451
Series 2006-11, Cl. PS,
5.06%, 3/25/36 1                                      894,731           888,617
Series 2043, Cl. ZP,
6.50%, 4/15/28                                      1,127,450         1,152,505
Series 2055, Cl. ZM,
6.50%, 5/15/28                                        203,286           206,488

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., CMO Gtd. Real Estate
Mtg. Investment Conduit
Multiclass Pass-Through
Certificates: Continued
Series 2080, Cl. Z,
6.50%, 8/15/28                               $        128,529   $       130,606
Series 2106, Cl. FG,
5.80%, 12/15/28 1                                   2,846,826         2,882,527
Series 2116, Cl. ZA,
6%, 1/15/29                                         1,113,025         1,127,912
Series 2135, Cl. OH,
6.50%, 3/15/29                                      1,677,878         1,719,603
Series 2173, Cl. Z,
6.50%, 7/15/29                                        947,614           972,069
Series 2195, Cl. LH,
6.50%, 10/15/29                                     1,245,322         1,270,617
Series 2326, Cl. ZP,
6.50%, 6/15/31                                        211,910           216,629
Series 2368, Cl. PR,
6.50%, 10/15/31                                       822,587           842,075
Series 2387, Cl. PD,
6%, 4/15/30                                            73,499            73,557
Series 2461, Cl. PZ,
6.50%, 6/15/32                                      1,552,910         1,618,030
Series 2500, Cl. FD,
5.85%, 3/15/32 1                                       64,857            65,517
Series 2526, Cl. FE,
5.75%, 6/15/29 1                                       92,360            93,379
Series 2551, Cl. FD,
5.75%, 1/15/33 1                                       71,999            72,693
Series 2583, Cl. KA,
5.50%, 3/15/22                                        128,605           128,466
Series 2939, Cl. PE,
5%, 2/15/35                                         1,585,000         1,483,053
Series 3025, Cl. SJ,
5.133%, 8/15/35 1                                   1,133,456         1,139,524
Series 3153, Cl. FJ,
5.73%, 5/15/36 1                                      514,615           516,785
Series 2464, Cl. FI,
6.32%, 2/15/32 1                                      639,517           654,482
Series 2470, Cl. LF,
6.32%, 2/15/32 1                                      654,453           672,427
Series 2471, Cl. FD,
6.32%, 3/15/32 1                                    1,188,602         1,219,995
--------------------------------------------------------------------------------
Federal Home Loan
Mortgage Corp., CMO
Interest-Only Stripped
Mtg.-Backed Security,
Series 2437, Cl. SB,
8.008%, 4/15/32 5                                   6,360,255           478,576
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., CMO Pass-Through
Participation Certificates,
Series 151, Cl. F, 9%, 5/15/21                         58,974            58,848

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 177, Cl. IO,
10.487%, 7/1/26 5                            $        240,609   $        55,023
Series 192, Cl. IO,
11.788%, 2/1/28 5                                      62,323            13,797
Series 200, Cl. IO,
10.548%, 1/1/29 5                                      74,531            15,849
Series 2003-118, Cl. S,
7.949%, 12/25/33 5                                  1,529,972           189,163
Series 2003-13, Cl. IO,
9.458%, 3/25/33 5                                   1,399,362           313,006
Series 2003-26, Cl. IO,
7.812%, 4/25/33 5                                   1,127,903           249,470
Series 2005-87, Cl. SE,
5.217%, 10/25/35 5                                 14,906,359           485,835
Series 2005-87, Cl. SG,
9.386%, 10/25/35 5                                  4,001,505           219,044
Series 205, Cl. IO,
8.018%, 9/1/29 5                                      317,601            69,095
Series 2074, Cl. S,
(0.812)%, 7/17/28 5                                    82,234             8,353
Series 2079, Cl. S,
(2.102)%, 7/17/28 5                                   130,890            14,191
Series 208, Cl. IO,
(17.635)%, 6/1/30 5                                   370,617            77,902
Series 2177, Cl. S,
4.623%, 8/15/29 5                                   3,913,135           345,911
Series 2526, Cl. SE,
(0.586)%, 6/15/29 5                                   172,672             8,643
Series 2920, Cl. S,
(4.295)%, 1/15/35 5                                 1,446,867            67,429
Series 3000, Cl. SE,
(5.292)%, 7/15/25 5                                 1,638,251            57,650
--------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 5/1/18-12/1/20                              14,224,234        13,757,203
5%, 12/1/17-3/1/34                                 35,763,797        34,962,043
5%, 1/1/22-1/1/37 6                                22,398,000        21,775,279
5.50%, 3/1/33-1/1/34                               19,453,659        19,261,435
5.50%, 1/1/22-1/1/37 6                              6,974,000         6,929,428
6%, 7/1/24-4/1/33                                  17,013,139        17,193,485
6%, 1/1/22 6                                       22,807,000        23,127,712
6.50%, 4/1/17-4/1/31                                8,840,168         9,071,606
6.50%, 1/1/34-1/1/37 6                             11,899,527        12,128,637
7%, 11/1/17-3/1/36                                  5,795,566         5,975,803
7.50%, 2/1/27-3/1/33                                5,381,561         5,619,953
8.50%, 7/1/32                                          10,254            11,042
--------------------------------------------------------------------------------
Federal National Mortgage
Assn., CMO Gtd. Real Estate
Mtg. Investment Conduit
Pass-Through Certificates:
Trust 2001-44, Cl. QC,
6%, 9/25/16                                         2,711,436         2,745,809
Trust 2001-50, Cl. NE,
6%, 8/25/30                                            40,248            40,234

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
Federal National Mortgage
Assn., CMO Gtd. Real Estate
Mtg. Investment Conduit
Pass-Through Certificates:
Continued
Trust 2001-51, Cl. OD,
6.50%, 10/25/31                              $        626,875   $       640,664
Trust 2001-69, Cl. PF,
6.32%, 12/25/31 1                                   1,260,000         1,287,186
Trust 2001-70, Cl. LR,
6%, 9/25/30                                            73,113            73,128
Trust 2001-72, Cl. NH,
6%, 4/25/30                                            15,091            15,119
Trust 2001-74, Cl. PD,
6%, 5/25/30                                            10,063            10,040
Trust 2001-80, Cl. ZB,
6%, 1/25/32                                         1,402,804         1,419,575
Trust 2001-82, Cl. ZA,
6.50%, 1/25/32                                        598,568           615,751
Trust 2002-12, Cl. PG,
6%, 3/25/17                                         1,129,271         1,143,996
Trust 2002-29, Cl. F,
6.32%, 4/25/32 1                                      692,926           713,452
Trust 2002-56, Cl. KW,
6%, 4/25/23                                         2,810,000         2,834,731
Trust 2002-64, Cl. FJ,
6.32%, 4/25/32 1                                      213,375           218,197
Trust 2002-77, Cl. WF,
5.75%, 12/18/32 1                                     105,693           106,496
Trust 2002-9, Cl. PC,
6%, 3/25/17                                         1,181,559         1,197,631
Trust 2002-9, Cl. PR,
6%, 3/25/17                                         1,446,762         1,466,442
Trust 2003-116, Cl. FA,
5.75%, 11/25/33 1                                     187,744           188,943
Trust 2003-17, Cl. EQ,
5.50%, 3/25/23                                      1,452,000         1,418,699
Trust 2003-23, Cl. EQ,
5.50%, 4/25/23                                        890,000           870,717
Trust 2003-81, Cl. PW,
4%, 3/25/25                                         1,470,266         1,444,227
Trust 2003-84, Cl. AJ,
3%, 4/25/13                                         1,956,826         1,916,220
Trust 2003-84, Cl. PW,
3%, 6/25/22                                         1,003,560           986,433
Trust 2004-101, Cl. BG,
5%, 1/25/20                                           630,000           614,509
Trust 2004-52, Cl. JR,
4.50%, 7/25/24                                      2,880,042         2,849,251
Trust 2005-100, Cl. BQ,
5.50%, 11/25/25                                       520,000           500,968
Trust 2005-109, Cl. AH,
5.50%, 12/25/25                                     2,160,000         2,094,389
Trust 2005-31, Cl. PB,
5.50%, 4/25/35                                        560,000           549,548
Trust 2005-71, Cl. DB,
4.50%, 8/25/25                                        480,000           443,175

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
Federal National Mortgage
Assn., CMO Gtd. Real Estate
Mtg. Investment Conduit
Pass-Through Certificates:
Continued
Trust 2006-44, Cl. OA,
5.50%, 12/25/26                              $      2,220,000   $     2,225,586
Trust 2006-46, Cl. SW,
4.583%, 6/25/36 1                                   1,525,923         1,484,674
Trust 2006-50, Cl. KS,
4.583%, 6/25/36 1                                     669,744           647,515
Trust 2006-50, Cl. SA,
4.583%, 6/25/36 1                                     457,598           442,628
Trust 2006-50, Cl. SK,
4.583%, 6/25/36 1                                   1,252,407         1,210,369
Trust 2006-57, Cl. PA,
5.50%, 8/25/27                                      2,717,704         2,721,422
--------------------------------------------------------------------------------
Federal National Mortgage
Assn., CMO Gtd. Real Estate
Mtg. Investment Conduit
Pass-Through Certificates,
Interest-Only Stripped
Mtg.-Backed Security,
Trust 2002-52, Cl. SL,
(0.441)%, 9/25/32 5                                    89,604             8,470
--------------------------------------------------------------------------------
Federal National Mortgage
Assn., Interest-Only Stripped
Mtg.-Backed Security:
Trust 2001-61, Cl. SH,
6.906%, 11/18/31 5                                    806,634            78,993
Trust 2001-63, Cl. SD,
0.309%, 12/18/31 5                                    182,297            16,840
Trust 2001-68, Cl. SC,
(0.081)%, 11/25/31 5                                  127,569            12,004
Trust 2001-81, Cl. S,
(0.046)%, 1/25/32 5                                   154,648            14,522
Trust 2002-28, Cl. SA,
(0.809)%, 4/25/32 5                                    89,173             7,809
Trust 2002-38, Cl. IO,
(4.343)%, 4/25/32 5                                   453,280            24,829
Trust 2002-48, Cl. S,
(0.427)%, 7/25/32 5                                   143,804            13,301
Trust 2002-56, Cl. SN,
0.567%, 7/25/32 5                                     197,605            18,692
Trust 2002-77, Cl. IS,
0.581%, 12/18/32 5                                    772,255            65,619
Trust 2002-77, Cl. SH,
0.153%, 12/18/32 5                                    195,289            18,019
Trust 2002-9, Cl. MS,
(0.456)%, 3/25/32 5                                   190,116            18,319
Trust 2003-33, Cl. SP,
9.233%, 5/25/33 5                                   1,271,335           159,237
Trust 2003-4, Cl. S,
6.753%, 2/25/33 5                                     394,053            41,385
Trust 2005-40, Cl. SA,
(3.22)%, 5/25/35 5                                  4,123,023           201,789

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
Federal National Mortgage
Assn., Interest-Only Stripped
Mtg.-Backed Security: Continued
Trust 2005-40, Cl. SB,
(1.908)%, 5/25/35 5                          $        989,660   $        43,512
Trust 2005-71, Cl. SA,
3.302%, 8/25/25 5                                   1,035,087            60,215
Trust 2005-83, Cl. SL,
7.334%, 10/25/35 5                                  5,633,976           300,905
Trust 2006-119, Cl. MS,
8.197%, 12/25/36 5                                  3,055,324           168,157
Trust 2006-33, Cl. SP,
11.645%, 5/25/36 5                                  3,466,140           302,486
Trust 2006-34, Cl. SK,
11.144%, 5/25/36 5                                  6,271,053           557,143
Trust 214, Cl. 2,
14.872%, 3/1/23 5                                   1,006,657           212,332
Trust 221, Cl. 2,
10.445%, 5/1/23 5                                     109,566            24,945
Trust 240, Cl. 2,
19.219%, 9/1/23 5                                     203,613            45,680
Trust 254, Cl. 2,
3.621%, 1/1/24 5                                    1,661,322           391,746
Trust 2682, Cl. TQ,
13.248%, 10/15/33 5                                 1,521,031            83,835
Trust 2981, Cl. BS,
13.29%, 5/15/35 5                                   2,911,498           136,931
Trust 301, Cl. 2,
3.81%, 4/1/29 5                                       442,443            94,452
Trust 313, Cl. 2,
(14.41)%, 6/1/31 5                                    484,272           109,362
Trust 319, Cl. 2,
8.837%, 2/1/32 5                                      145,030            33,364
Trust 321, Cl. 2,
9.624%, 4/1/32 5                                      644,879           148,281
Trust 324, Cl. 2,
4.072%, 7/1/32 5                                    1,130,155           251,459
Trust 329, Cl. 2,
7.822%, 1/1/33 5                                    3,488,504           810,024
Trust 334, Cl. 12,
5.324%, 2/1/33 5                                    2,082,536           437,597
Trust 340, Cl. 2,
7.032%, 9/1/33 5                                      976,396           235,478
Trust 342, Cl. 2,
8.94%, 9/1/33 5                                     7,705,641         1,750,977
Trust 344, Cl. 2,
6.092%, 12/1/33 5                                   3,695,377           837,993
Trust 346, Cl. 2,
11.437%, 12/1/33 5                                  4,874,927         1,126,416
Trust 362, Cl. 12,
5.437%, 8/1/35 5                                    1,500,728           316,835
Trust 362, Cl. 13,
5.445%, 8/1/35 5                                      896,171           189,636
--------------------------------------------------------------------------------
Federal National Mortgage
Assn., Principal-Only Stripped
Mtg.-Backed Security, Trust
340, Cl. 1, 5.532%, 9/1/33 7                          976,396           713,556

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
Ford Credit Auto Owner Trust,
Automobile Loan Pass-Through
Certificates,
Series 2005-C, Cl. A2,
4.24%, 3/15/08                               $        161,676   $       161,623
--------------------------------------------------------------------------------
GE Capital Commercial
Mortgage Corp., Commercial
Mtg. Obligations:
Series 2004-C3, Cl. A2,
4.433%, 7/10/39                                       390,000           382,958
Series 2005-C3, Cl. A2,
4.853%, 7/10/45                                       430,000           425,193
--------------------------------------------------------------------------------
GMAC Commercial Mortgage
Securities, Inc., Commercial
Mtg. Pass-Through Certificates:
Series 1997-C1, Cl. A3,
6.869%, 7/15/29                                       111,442           111,870
Series 1998-C1, Cl. F, 7.09%,
5/15/30 1                                           1,567,000         1,645,037
--------------------------------------------------------------------------------
Government National
Mortgage Assn.:
5.125%, 11/20/25 1                                     10,589            10,736
7%, 3/15/28-7/15/28                                   492,278           508,876
7.50%, 2/15/27                                         51,288            53,644
8%, 11/15/25-5/15/26                                  123,292           130,667
--------------------------------------------------------------------------------
Government National
Mortgage Assn., CMO,
Series 2001-62, Cl. KZ,
6.50%, 12/16/31                                     2,576,189         2,659,821
--------------------------------------------------------------------------------
Government National
Mortgage Assn., CMO Gtd.
Real Estate Mtg. Investment
Conduit Pass-Through
Certificates,
Series 1999-32, Cl. ZB,
8%, 9/16/29                                         1,800,430         1,940,478
--------------------------------------------------------------------------------
Government National
Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB,
(1.815)%, 7/16/28 5                                   260,159            27,614
Series 1998-6, Cl. SA,
(0.581)%, 3/16/28 5                                   163,221            15,998
Series 2001-21, Cl. SB,
(5.039)%, 1/16/27 5                                 1,257,592            84,854
Series 2006-47, Cl. SA,
14.403%, 8/16/36 5                                  2,460,381           127,276
--------------------------------------------------------------------------------
Greenwich Capital Commercial
Funding Corp., Commercial
Mtg. Pass-Through Certificates:
Series 2005-GG3, Cl. A2,
4.305%, 8/10/42                                       500,000           487,066
Series 2005-GG5, Cl. A2,
5.117%, 4/10/37                                     1,725,000         1,719,944

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
GS Mortgage Securities
Corp. II, Commercial Mtg.
Obligations,
Series 2006-GG8, Cl. A2,
5.479%, 11/10/39 1                           $      1,702,000   $     1,716,705
--------------------------------------------------------------------------------
JP Morgan Mortgage Trust,
CMO Pass-Through
Certificates,
Series 2005-S2, Cl. 3A1,
6.712%, 2/25/32 1                                   2,192,535         2,213,932
--------------------------------------------------------------------------------
JPMorgan Chase Commercial
Mortgage Securities Corp.,
Commercial Mtg. Pass-Through
Certificates:
Series 2005-LDP2, Cl. A2,
4.575%, 7/15/42                                       160,000           156,756
Series 2005-LDP4, Cl. A2,
4.79%, 10/15/42                                     2,225,000         2,192,640
--------------------------------------------------------------------------------
LB-UBS Commercial Mortgage
Trust, Commercial Mtg.
Pass-Through Certificates,
Series 2005-C5, Cl. A2,
4.885%, 9/15/30                                       520,000           515,313
--------------------------------------------------------------------------------
Mastr Alternative Loan Trust,
CMO Pass-Through Certificates:
Series 2004-6, Cl. 10A1,
6%, 7/25/34                                           570,957           568,445
Series 2004-9, Cl. A3,
4.70%, 8/25/34 1                                      354,364           351,555
--------------------------------------------------------------------------------
Morgan Stanley Capital I Trust,
Commercial Mtg. Pass-Through
Certificates, Series 1997-XL1,
Cl. G, 7.695%, 10/3/30                                390,000           348,446
--------------------------------------------------------------------------------
Prudential Mortgage Capital
Co. II LLC, Commercial Mtg.
Pass-Through Certificates,
Series PRU-HTG 2000-C1,
Cl. A2, 7.306%, 10/6/15                               556,000           598,889
--------------------------------------------------------------------------------
RALI Series 2006-QS13 Trust, Mtg.
Asset-Backed Pass-Through
Certificates,
Series 2006-QS13, Cl. 1A8,
6%, 9/25/36                                         1,949,886         1,948,150
--------------------------------------------------------------------------------
RALI Series 2006-QS5 Trust, Mtg.
Asset-Backed Pass-Through
Certificates,
Series 2006-QS5, Cl. 2A2,
6%, 4/25/08                                         1,603,354         1,600,477

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
Residential Asset Securitization
Trust 2006-A9CB, CMO
Pass-Through Certificates,
Series 2006-A9CB, Cl. A5,
6%, 9/25/36                                  $      1,739,487   $     1,736,790
--------------------------------------------------------------------------------
Wachovia Bank Commercial
Mortgage Trust 2005-C17,
Commercial Mtg. Obligations,
Series 2005-C17, Cl. A2,
4.782%, 3/15/42                                       820,000           809,274
--------------------------------------------------------------------------------
Wachovia Bank Commercial
Mortgage Trust 2006-C29,
Commercial Asset-Backed
Securities,
Series 2006-C29, Cl. A2,
5.272%, 11/15/48                                    1,357,000         1,355,901
--------------------------------------------------------------------------------
WAMU Mortgage
Pass-Through Certificates
Series 2005-AR5 Trust,
Series 2005-AR5, Cl. A1,
4.673%, 5/25/35 1                                     260,850           260,307
--------------------------------------------------------------------------------
WAMU Mortgage
Pass-Through Certificates
Series 2005-AR8 Trust,
Series 2005-AR8, Cl. 2AB1,
5.60%, 7/25/45 1                                      324,080           324,920
                                                                ----------------
Total Mortgage-Backed
Obligations (Cost $334,606,645)                                     333,601,799

--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--6.7%
--------------------------------------------------------------------------------
Fannie Mae Unsec. Nts.,
3.579%, 1/31/07 8                                   3,482,000         3,467,226
--------------------------------------------------------------------------------
Federal Home Loan
Mortgage Corp. Unsec. Nts.:
4.125%, 7/12/10                                     2,066,000         2,014,955
4.875%, 2/17/09                                     1,000,000           997,828
5.25%, 7/18/11 9                                   18,720,000        18,963,023
--------------------------------------------------------------------------------
Federal National Mortgage
Assn. Unsec. Nts.:
4%, 2/28/07                                           965,000           963,246
4.25%, 7/15/07                                      2,198,000         2,186,658
4.75%, 12/15/10 9                                   1,715,000         1,705,557
5%, 10/15/11 10,11                                  9,300,000         9,330,420
6%, 5/15/11 9,12                                    9,860,000        10,276,388
7.25%, 1/15/10                                      5,077,000         5,405,071
--------------------------------------------------------------------------------
Resolution Funding Corp.
Bonds, Residual Funding
STRIPS, 5.155%, 1/15/21 8,9                         5,667,000         2,798,971
--------------------------------------------------------------------------------
U.S. Treasury Bills,
5.14%, 5/10/07 9,12                                62,855,000        61,775,151

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS Continued
--------------------------------------------------------------------------------
U.S. Treasury Bonds:
4.50%, 2/15/36 9                             $         50,000   $        47,563
STRIPS, 4.201%, 2/15/11 8,9                           900,000           745,844
STRIPS, 4.808%, 2/15/16 8                           4,491,000         2,921,373
--------------------------------------------------------------------------------
U.S. Treasury Inflationary
Index Bonds, 2.50%, 7/15/16 9,13                    9,935,000        10,005,887
                                                                ----------------

Total U.S. Government Obligations
(Cost $133,730,436)                                                 133,605,161

--------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--21.3%
--------------------------------------------------------------------------------
ARGENTINA--1.7%
Argentina (Republic of) Bonds:
2%, 9/30/14 2  [ARP]                                1,802,000           646,191
5.589%, 8/3/12 1                                   10,639,500        10,034,753
Series V, 7%, 3/28/11                              19,768,000        19,577,736
Series VII, 7%, 9/12/13                             1,875,000         1,836,563
--------------------------------------------------------------------------------
Buenos Aires (Province of)
Bonds, Bonos de Consolidacion
de Deudas,
Series PBA1, 4/1/07 2,4 [ARP]                           6,736             3,011
--------------------------------------------------------------------------------
Central Bank of
Argentina Bonds,
2%, 2/4/18 2 [ARP]                                  2,261,760         1,192,696
--------------------------------------------------------------------------------
Neuquen (Province Del)
Sr. Sec. Nts., 8.656%, 10/18/14 2                   1,635,000         1,696,313
                                                                ----------------
                                                                     34,987,263

--------------------------------------------------------------------------------
AUSTRALIA--0.7%
New South Wales Treasury
Corp. Gtd. Bonds,
8%, 3/1/08 [AUD]                                   17,930,000        14,402,056
--------------------------------------------------------------------------------
BELGIUM--0.6%
Belgium (Kingdom of) Bonds,
Series 44, 5%, 3/28/35 [EUR]                        2,310,000         3,480,475
--------------------------------------------------------------------------------
Belgium (Kingdom of)
Treasury Bills,
3.605%, 5/10/07 8 [EUR]                             6,035,000         7,866,914
                                                                ----------------
                                                                     11,347,389

--------------------------------------------------------------------------------
BRAZIL--2.2%
Brazil (Federal Republic of)
Bonds:
6%, 1/17/17                                         6,390,000         6,316,515
8%, 1/15/18                                        11,415,000        12,722,018
8.75%, 2/4/25                                       5,360,000         6,633,000
8.875%, 10/14/19                                    8,885,000        10,861,913
10.50%, 7/14/14                                     6,288,000         7,970,040
--------------------------------------------------------------------------------
Brazil (Federal Republic of) Nts.,
7.875%, 3/7/15                                        130,000           145,145
                                                                ----------------
                                                                     44,648,631

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
BULGARIA--0.1%
Bulgaria (Republic of) Bonds:
8.25%, 1/15/15                               $        740,000   $       881,525
8.25%, 1/15/15 3                                      710,000           845,788
                                                                ----------------
                                                                      1,727,313

--------------------------------------------------------------------------------
CANADA--0.7%
Canada (Government of) Nts.,
4%, 9/1/10 [CAD]                                   16,085,000        13,801,251
--------------------------------------------------------------------------------
COLOMBIA--1.5%
Colombia (Republic of) Bonds:
7.375%, 9/18/37                                     6,456,000         6,946,656
10.75%, 1/15/13                                     1,390,000         1,727,075
12%, 10/22/15 [COP]                            26,687,000,000        14,045,368
--------------------------------------------------------------------------------
Colombia (Republic of) Nts.:
8.25%, 12/22/14                                       933,000         1,063,620
11.75%, 3/1/10 [COP]                            2,617,240,000         1,262,501
--------------------------------------------------------------------------------
Colombia (Republic of)
Unsec. Bonds,
8.125%, 5/21/24                                     4,720,000         5,475,200
                                                                ----------------
                                                                     30,520,420

--------------------------------------------------------------------------------
COSTA RICA--0.1%
Costa Rica (Republic of)
Unsec. Bonds,
9.995%, 8/1/20                                      1,323,000         1,693,440
--------------------------------------------------------------------------------
DENMARK--0.1%
Denmark (Kingdom of) Bonds:
4%, 11/15/10 [DKK]                                  5,050,000           896,208
4%, 11/15/15 [DKK]                                  3,730,000           664,695
7%, 11/10/24 [DKK]                                  1,360,000           331,044
--------------------------------------------------------------------------------
Denmark (Kingdom of) Nts.,
4%, 8/15/08 [DKK]                                   5,380,000           954,510
                                                                ----------------
                                                                      2,846,457

--------------------------------------------------------------------------------
DOMINICAN REPUBLIC--0.0%
Dominican Republic
Unsec. Unsub. Nts.,
9.50%, 9/27/11 3                                      439,140           474,051
--------------------------------------------------------------------------------
EL SALVADOR--0.1%
El Salvador (Republic of) Bonds:
7.625%, 9/21/34 3                                     590,000           683,810
7.65%, 6/15/35 3                                    1,265,000         1,438,938
                                                                ----------------
                                                                      2,122,748

--------------------------------------------------------------------------------
FRANCE--1.3%
France (Government of)
Bonds,
3.25%, 4/25/16 [EUR]                                9,840,000        12,255,804
--------------------------------------------------------------------------------
France (Government of)
Obligations Assimilables
du Tresor Bonds,
4%, 4/25/55 [EUR]                                   6,320,000         8,233,311

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
FRANCE Continued
France (Government of)
Treasury Bills, 3.564%,
5/10/07 8 [EUR]                                     4,885,000   $     6,366,750
                                                                ----------------
                                                                     26,855,865

--------------------------------------------------------------------------------
GERMANY--1.6%
Germany (Federal Republic of)
Bonds,
Series 05, 4%, 1/4/37 [EUR]                         8,970,000        11,749,628
--------------------------------------------------------------------------------
Germany (Federal Republic of)
Treasury Bills, Series 0906,
3.366%, 3/14/07 8 [EUR]                            15,390,000        20,178,666
                                                                ----------------
                                                                     31,928,294

--------------------------------------------------------------------------------
GREECE--0.4%
Greece (Republic of) Bonds,
4.60%, 5/20/13 [EUR]                                5,345,000         7,250,340
--------------------------------------------------------------------------------
GUATEMALA--0.0%
Guatemala (Republic of) Nts.:
10.25%, 11/8/11 2                                     250,000           296,000
10.25%, 11/8/11 2                                      95,000           112,480
                                                                ----------------
                                                                        408,480

--------------------------------------------------------------------------------
INDONESIA--0.3%
Indonesia (Republic of) Nts.:
6.75%, 3/10/14 3                                    3,740,000         3,922,325
7.25%, 4/20/15 3                                      200,000           216,500
--------------------------------------------------------------------------------
Indonesia (Republic of)
Unsec. Nts.,
8.50%, 10/12/35 3                                   2,070,000         2,574,563
                                                                ----------------
                                                                      6,713,388

--------------------------------------------------------------------------------
ISRAEL--0.4%
Israel (State of) Bonds,
Series 2682, 7.50%, 3/31/14 [ILS]                  27,593,000         7,286,538
--------------------------------------------------------------------------------
ITALY--0.9%
Italy (Republic of) Nts.,
Certificati di Credito del Tesoro,
3.40%, 7/1/09 1 [EUR]                              14,270,000        18,933,109
--------------------------------------------------------------------------------
JAPAN--0.8%
Japan (Government of) Bonds:
10 yr.,
Series 268, 1.50%, 3/20/15 [JPY]                  587,000,000         4,912,836
Series 7, 0.80%, 3/10/16 [JPY]                  1,272,919,000        10,375,458
                                                                ----------------
                                                                     15,288,294

--------------------------------------------------------------------------------
MALAYSIA--0.3%
Johor Corp. Malaysia
(Government of) Bonds,
Series P3, 1%, 7/31/12 2 [MYR]                      7,980,000         2,510,714
--------------------------------------------------------------------------------
Malaysia (Government of)
Bonds,
Series 2/05, 4.72%, 9/30/15 2 [MYR]                 8,950,000         2,707,071
                                                                ----------------
                                                                      5,217,785

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MEXICO--0.6%
United Mexican States Bonds:
Series M20, 10%,
12/5/24 1 [MXN]                                    45,000,000   $     5,181,477
Series M30, 10%,
11/20/36 [MXN]                                     36,660,000         4,413,096
--------------------------------------------------------------------------------
United Mexican States Nts.,
7.50%, 1/14/12                                      2,335,000         2,564,998
                                                                ----------------
                                                                     12,159,571

--------------------------------------------------------------------------------
NIGERIA--0.2%
Nigeria (Federal Republic of)
Promissory Nts.,
Series RC, 5.092%, 1/5/10                             152,474           141,793
--------------------------------------------------------------------------------
Nigeria (Federal Republic of)
Treasury Bonds:
Series 5Y13, 12.99%,
9/29/11 [NGN]                                     142,800,000         1,187,690
Series 7Y16, 11.99%,
12/22/13 6  [NGN]                                 236,500,000         1,836,180
Series 7YR, 12.74%,
10/27/13 [NGN]                                     80,300,000           661,945
                                                                ----------------
                                                                      3,827,608

--------------------------------------------------------------------------------
PANAMA--0.4%
Panama (Republic of) Bonds:
6.70%, 1/26/36                                      2,816,000         2,942,720
7.25%, 3/15/15                                      3,700,000         4,023,750
9.375%, 4/1/29                                        655,000           877,700
                                                                ----------------
                                                                      7,844,170

--------------------------------------------------------------------------------
PERU--1.2%
Peru (Republic of) Bonds:
7.84%, 8/12/20 [PEN]                               37,670,000        13,291,948
8.20%, 8/12/26 [PEN]                                5,945,000         2,181,284
8.375%, 5/3/16                                        290,000           345,825
9.91%, 5/5/15 [PEN]                                 8,101,000         3,145,678
Series 7, 8.60%, 8/12/17 [PEN]                      3,450,000         1,270,441
Series 8-1, 12.25%, 8/10/11 [PEN]                   1,427,000           559,496
--------------------------------------------------------------------------------
Peru (Republic of) Past Due
Interest Bonds,
Series 20 yr., 5%, 3/7/17 1                         1,323,160         1,319,852
--------------------------------------------------------------------------------
Peru (Republic of) Sr. Nts.,
4.533%, 2/28/16 8                                     630,186           364,714
--------------------------------------------------------------------------------
Peru (Republic of) Unsec.
Unsub. Bonds,
8.75%, 11/21/33                                       640,000           844,800
                                                                ----------------
                                                                     23,324,038

--------------------------------------------------------------------------------
PHILIPPINES--0.7%
Philippines (Republic of the)
Bonds,
9.50%, 2/2/30                                       2,390,000         3,190,650
--------------------------------------------------------------------------------
Philippines (Republic of the)
Unsec. Bonds:
7.75%, 1/14/31                                      5,762,000         6,568,680

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
PHILIPPINES Continued
Philippines (Republic of the)
Unsec. Bonds: Continued
9%, 2/15/13                                  $      3,855,000   $     4,471,800
                                                                ----------------
                                                                     14,231,130

--------------------------------------------------------------------------------
POLAND--0.4%
Poland (Republic of) Bonds:
Series 0K0807, 4.243%,
8/12/07 8 [PLZ]                                     1,200,000           402,111
Series DS1013, 5%, 10/24/13 [PLZ]                  11,340,000         3,886,859
Series WS0922, 5.75%,
9/23/22 [PLZ]                                       1,000,000           360,133
Series 0511, 4.25%, 5/24/11 [PLZ]                   8,605,000         2,879,917
                                                                ----------------
                                                                      7,529,020

--------------------------------------------------------------------------------
RUSSIA--0.1%
Russian Ministry of
Finance Debs.,
Series VII, 3%, 5/14/11                             1,510,000         1,363,606
--------------------------------------------------------------------------------
SPAIN--0.7%
Spain (Government of) Bonds,
3.80%, 1/31/17 [EUR]                                3,385,000         4,393,239
--------------------------------------------------------------------------------
Spain (Government of)
Treasury Bills,
3.694%, 10/19/07 8 [EUR]                            6,785,000         8,692,386
                                                                ----------------
                                                                     13,085,625

--------------------------------------------------------------------------------
TURKEY--1.1%
Turkey (Republic of) Bonds,
7%, 9/26/16                                         9,220,000         9,415,925
--------------------------------------------------------------------------------
Turkey (Republic of) Nts.:
7.25%, 3/15/15                                      2,215,000         2,300,831
9.50%, 1/15/14                                        770,000           900,900
11%, 1/14/13                                        1,730,000         2,127,900
20.605%, 7/16/08 8 [TRY]                           13,225,000         6,925,565
                                                                ----------------
                                                                     21,671,121

--------------------------------------------------------------------------------
UKRAINE--0.2%
Ukraine (Government of)
Bonds, 7.65%, 6/11/13                               3,739,000         4,061,489
--------------------------------------------------------------------------------
UNITED KINGDOM--1.1%
United Kingdom Treasury Bonds,
5%, 3/7/08 [GBP]                                    3,270,000         6,388,002
--------------------------------------------------------------------------------
United Kingdom Treasury Bonds,
6%, 12/7/28 [GBP]                                   4,220,000        10,095,718
--------------------------------------------------------------------------------
United Kingdom Treasury Nts.,
4%, 3/7/09 [GBP]                                    3,335,000         6,374,066
                                                                ----------------
                                                                     22,857,786

--------------------------------------------------------------------------------
URUGUAY--0.8%
Uruguay (Oriental Republic of)
Bonds, 7.625%, 3/21/36                              6,270,000         6,928,350

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
URUGUAY Continued
Uruguay (Oriental Republic of)
Unsec. Bonds:
5%, 9/14/18 [UYU]                                  54,110,000   $     2,443,417
8%, 11/18/22                                        5,650,000         6,441,000
                                                                ----------------
                                                                     15,812,767
                                                                ----------------
Total Foreign Government
Obligations
(Cost $406,681,420)                                                 426,221,043

--------------------------------------------------------------------------------
LOAN PARTICIPATIONS--0.4%
--------------------------------------------------------------------------------
Credit Suisse First Boston
International Export-Import
Bank of Ukraine Loan
Participation Nts., 8.40%, 2/9/16                   1,740,000         1,783,500
--------------------------------------------------------------------------------
Dali Capital plc/Bank of
Moscow Loan Participation
Nts., Series 28, Tranche 1, 7.25%,
11/25/09 [RUR]                                    100,800,000         3,828,987
--------------------------------------------------------------------------------
Dali Capital SA (ROSBANK)
Loan Participation Nts., Series 23,
Tranche 1, 8%, 9/30/09 [RUR]                       49,400,000         1,942,411
--------------------------------------------------------------------------------
Reachcom Public Ltd.
Renaissance Consumer Finance
Bank of Russia Loan
Participation Nts.,
10.50%, 7/27/07 2 [RUR]                            20,000,000           759,720
                                                                ----------------
Total Loan Participations
(Cost $8,150,424)                                                     8,314,618

--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--24.4%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--6.9%
--------------------------------------------------------------------------------
AUTO COMPONENTS--0.4%
Collins & Aikman
Floorcoverings, Inc.,
9.75% Sr. Sub. Nts.,
Series B, 2/15/10                                     700,000           719,250
--------------------------------------------------------------------------------
Goodyear Tire & Rubber
Co. (The):
7.857% Nts., 8/15/11                                1,125,000         1,136,250
9% Sr. Unsec. Nts., 7/1/15                          1,045,000         1,099,863
--------------------------------------------------------------------------------
Stoneridge, Inc.,
11.50% Sr. Nts., 5/1/12                             1,200,000         1,242,000
--------------------------------------------------------------------------------
Tenneco Automotive, Inc.:
8.625% Sr. Unsec. Sub. Nts.,
11/15/14                                              900,000           922,500
10.25% Sr. Sec. Nts.,
Series B, 7/15/13                                     650,000           715,000
--------------------------------------------------------------------------------
United Components, Inc.,
9.375% Sr. Sub. Nts., 6/15/13                         200,000           208,000
--------------------------------------------------------------------------------
Visteon Corp.:
7% Sr. Unsec. Nts., 3/10/14                         1,125,000           990,000
8.25% Sr. Unsec. Nts., 8/1/10                       1,700,000         1,666,000
                                                                ----------------
                                                                      8,698,863

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
AUTOMOBILES--0.6%
Ford Motor Co.,
7.45% Bonds, 7/16/31                         $        800,000   $       632,000
--------------------------------------------------------------------------------
Ford Motor Credit Co.,
7.375% Nts., 10/28/09                               4,400,000         4,412,135
--------------------------------------------------------------------------------
General Motors
Acceptance Corp.:
6.875% Nts., 9/15/11                                4,720,000         4,846,114
8% Bonds, 11/1/31                                   2,480,000         2,855,474
                                                                ----------------
                                                                     12,745,723

--------------------------------------------------------------------------------
DISTRIBUTORS--0.0%
SGS International, Inc.,
12% Sr. Unsec. Sub. Nts., 12/15/13                    580,000           606,100
--------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--0.1%
Education Management
LLC/Education
Management Corp.,
10.25% Sr. Sub. Nts., 6/1/16 3                      1,140,000         1,211,250
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.7%
American Casino &
Entertainment Properties LLC,
7.85% Sr. Sec. Nts., 2/1/12                           500,000           513,125
--------------------------------------------------------------------------------
Aztar Corp., 9% Sr. Unsec.
Sub. Nts., 8/15/11                                    850,000           892,500
--------------------------------------------------------------------------------
Boyd Gaming Corp., 8.75%
Sr. Sub. Nts., 4/15/12                                500,000           525,000
--------------------------------------------------------------------------------
Buffets, Inc., 12.50% Sr. Unsec.
Nts., 11/1/14 3                                       185,000           187,313
--------------------------------------------------------------------------------
CCM Merger, Inc., 8% Unsec.
Nts., 8/1/13 3                                      1,040,000         1,021,800
--------------------------------------------------------------------------------
Domino's, Inc., 8.25% Sr. Unsec.
Sub. Nts., 7/1/11                                   1,047,000         1,090,189
--------------------------------------------------------------------------------
French Lick Resorts &
Casino LLC,
10.75% First Mtg. Nts., 4/15/14 3                   1,460,000         1,372,400
--------------------------------------------------------------------------------
Gaylord Entertainment Co.,
8% Sr. Nts., 11/15/13                                 900,000           938,250
--------------------------------------------------------------------------------
Greektown Holdings, Inc.,
10.75% Sr. Nts., 12/1/13 3                          1,335,000         1,401,750
--------------------------------------------------------------------------------
Isle of Capri Casinos, Inc.:
7% Sr. Unsec. Sub. Nts., 3/1/14                     2,100,000         2,100,000
9% Sr. Sub. Nts., 3/15/12                             500,000           525,000
--------------------------------------------------------------------------------
Mandalay Resort Group,
10.25% Sr. Unsec. Sub. Nts.,
Series B, 8/1/07                                      650,000           668,688
--------------------------------------------------------------------------------
MGM Mirage, Inc.:
6.75% Sr. Unsec. Nts., 4/1/13                         650,000           638,625
8.375% Sr. Unsec. Sub. Nts., 2/1/11                 2,300,000         2,397,750
9.75% Sr. Unsec. Sub. Nts., 6/1/07                    350,000           356,125
--------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority:
6.125% Sr. Unsec. Sub. Nts., 2/15/13                  225,000           224,438

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE Continued
--------------------------------------------------------------------------------
Mohegan Tribal
Gaming Authority: Continued
6.375% Sr. Sub. Nts., 7/15/09                $        250,000   $       251,250
6.875% Sr. Unsec. Sub. Nts.,
2/15/15                                               515,000           518,863
7.125% Sr. Unsec. Sub. Nts.,
8/15/14                                               500,000           509,375
8% Sr. Sub. Nts., 4/1/12                            1,200,000         1,255,500
--------------------------------------------------------------------------------
NCL Corp., 10.625% Sr. Unsub.
Nts., 7/15/14                                         800,000           804,000
--------------------------------------------------------------------------------
Park Place Entertainment Corp.:
7.875% Sr. Sub. Nts., 3/15/10                         800,000           838,000
9.375% Sr. Unsec. Sub. Nts.,
2/15/07                                               800,000           803,000
--------------------------------------------------------------------------------
Penn National Gaming, Inc.:
6.75% Sr. Unsec. Sub. Nts., 3/1/15                    230,000           226,550
6.875% Sr. Sub. Nts., 12/1/11                         500,000           506,250
--------------------------------------------------------------------------------
Pinnacle Entertainment, Inc.,
8.25% Sr. Unsec. Sub. Nts.,
3/15/12                                             1,900,000         1,928,500
--------------------------------------------------------------------------------
Pokagon Gaming Authority,
10.375% Sr. Nts., 6/15/14 3                           525,000           577,500
--------------------------------------------------------------------------------
Premier Cruise Ltd., 11% Sr. Nts.,
3/15/08 2,4,18                                        250,000                --
--------------------------------------------------------------------------------
Six Flags, Inc.:
8.875% Sr. Unsec. Nts., 2/1/10                        574,000           558,215
9.625% Sr. Nts., 6/1/14                               669,000           623,843
9.75% Sr. Nts., 4/15/13                               400,000           377,500
--------------------------------------------------------------------------------
Station Casinos, Inc.:
6.50% Sr. Unsec. Sub. Nts., 2/1/14                  2,203,000         1,968,931
6.875% Sr. Unsec. Sub. Nts.,
3/1/16                                                235,000           212,088
--------------------------------------------------------------------------------
Trump Entertainment
Resorts, Inc., 8.50% Sec. Nts.,
6/1/15                                              3,100,000         3,100,000
--------------------------------------------------------------------------------
Universal City Development
Partners Ltd.,
11.75% Sr. Nts., 4/1/10                               500,000           538,125
--------------------------------------------------------------------------------
Vail Resorts, Inc.,
6.75% Sr. Sub. Nts., 2/15/14                        1,100,000         1,105,500
--------------------------------------------------------------------------------
Wynn Las Vegas LLC/Wynn
Las Vegas Capital Corp.,
6.625% Nts., 12/1/14                                2,274,000         2,271,158
                                                                ----------------
                                                                     33,827,101

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.2%
Beazer Homes USA, Inc.,
8.375% Sr. Nts., 4/15/12                              400,000           413,000
--------------------------------------------------------------------------------
D.R. Horton, Inc.,
9.75% Sr. Sub. Nts., 9/15/10                          400,000           441,703
--------------------------------------------------------------------------------
K. Hovnanian Enterprises, Inc.,
7.75% Sr. Unsec. Sub. Nts., 5/15/13                   300,000           300,750

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES Continued
KB Home:
8.625% Sr. Sub. Nts., 12/15/08               $        250,000   $       261,004
9.50% Sr. Unsec. Sub. Nts.,
2/15/11                                               400,000           412,500
--------------------------------------------------------------------------------
Sealy Mattress Co., 8.25% Sr.
Sub. Nts., 6/15/14                                    450,000           472,500
--------------------------------------------------------------------------------
Standard Pacific Corp., 9.25%
Sr. Sub. Nts., 4/15/12                                200,000           205,500
--------------------------------------------------------------------------------
WCI Communities, Inc., 9.125%
Sr. Sub. Nts., 5/1/12                                 800,000           766,000
--------------------------------------------------------------------------------
William Lyon Homes, Inc.,
10.75% Sr. Nts., 4/1/13                               900,000           861,750
                                                                ----------------
                                                                      4,134,707

--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.1%
Leslie's Poolmart, Inc.,
7.75% Sr. Unsec. Nts., 2/1/13                         825,000           825,000
--------------------------------------------------------------------------------
Steinway Musical
Instruments, Inc.,
7% Sr. Nts., 3/1/14 3                                 785,000           771,263
                                                                ----------------
                                                                      1,596,263

--------------------------------------------------------------------------------
MEDIA--3.1%
Adelphia Communications Corp.:
7.875% Sr. Unsec. Nts., 5/1/09 4,18                   350,000           317,625
10.25% Sr. Unsec. Sub. Nts.,
6/15/11 4,18                                          200,000           191,000
10.875% Sr. Unsec. Nts., 10/1/10 4,18                 400,000           369,000
--------------------------------------------------------------------------------
Allbritton Communications Co.,
7.75% Sr. Unsec. Sub. Nts.,
12/15/12                                            1,100,000         1,116,500
--------------------------------------------------------------------------------
AMC Entertainment, Inc.:
8% Sr. Unsec. Sub. Nts., 3/1/14                       650,000           648,375
9.50% Sr. Unsec. Sub. Nts., 2/1/11                    360,000           363,150
--------------------------------------------------------------------------------
American Media
Operations, Inc.:
8.875% Sr. Unsec. Sub. Nts.,
1/15/11                                               150,000           137,625
10.25% Sr. Unsec. Sub. Nts.,
Series B, 5/1/09                                    1,250,000         1,214,063
--------------------------------------------------------------------------------
Block Communications, Inc.,
8.25% Sr. Nts., 12/15/15 3                            405,000           406,013
--------------------------------------------------------------------------------
Charter Communications
Holdings II LLC/Charter
Communications Holdings II
Capital Corp.:
10.25% Sr. Unsec. Nts., 9/15/10                     1,100,000         1,156,375
10.25% Sr. Unsec. Nts.,
Series B, 9/15/10                                   1,735,000         1,819,581

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MEDIA Continued
Charter Communications
Operating LLC/Charter
Communications Operating
Capital Corp.,
8.375% Sr. Nts., Second Lien,
4/30/14 3                                    $      2,653,000   $     2,782,334
--------------------------------------------------------------------------------
Cinemark USA, Inc.,
9% Sr. Unsec. Sub. Nts., 2/1/13                       900,000           958,500
--------------------------------------------------------------------------------
Cinemark, Inc.,
0%/9.75% Sr. Unsec. Disc. Nts.,
3/15/14 15                                          1,500,000         1,295,625
--------------------------------------------------------------------------------
CSC Holdings, Inc.:
7.625% Sr. Unsec. Debs., 7/15/18                    1,000,000           978,750
7.625% Sr. Unsec. Unsub. Nts.,
Series B, 4/1/11                                    1,106,000         1,132,268
--------------------------------------------------------------------------------
Dex Media East LLC/Dex
Media East Finance Co.,
9.875% Sr. Unsec. Nts., 11/15/09                      200,000           210,000
--------------------------------------------------------------------------------
Dex Media West LLC/Dex
Media West Finance Co.:
8.50% Sr. Nts., 8/15/10                               300,000           313,125
9.875% Sr. Sub. Nts., 8/15/13                         586,000           641,670
--------------------------------------------------------------------------------
Dex Media, Inc.:
0%/9% Unsec.
Disc. Nts., 11/15/13 15                               300,000           269,250
0%/9% Unsec. Disc. Nts.,
11/15/13 15                                           400,000           359,000
8% Unsec. Nts., 11/15/13                            3,575,000         3,700,125
--------------------------------------------------------------------------------
DirecTV Holdings
LLC/DirecTV Financing Co., Inc.:
6.375% Sr. Unsec. Nts., 6/15/15                       450,000           433,688
8.375% Sr. Unsec. Nts., 3/15/13                     1,100,000         1,149,500
--------------------------------------------------------------------------------
EchoStar DBS Corp.:
6.625% Sr. Unsec. Nts., 10/1/14                     1,427,000         1,394,893
7% Sr. Unsec. Nts., 10/1/13                           535,000           537,006
7.125% Sr. Unsec. Nts., 2/1/16                      1,400,000         1,407,000
--------------------------------------------------------------------------------
Granite Broadcasting Corp.,
9.75% Sr. Sec. Nts., 12/1/10                          359,000           350,923
--------------------------------------------------------------------------------
Idearc, Inc., 8% Sr. Nts., 11/15/16 2               1,930,000         1,958,950
--------------------------------------------------------------------------------
Lamar Media Corp.,
6.625% Sr. Unsec. Sub. Nts.,
8/15/15                                             1,275,000         1,270,219
--------------------------------------------------------------------------------
Lin Television Corp.,
6.50% Sr. Sub. Nts., 5/15/13                          550,000           526,625
--------------------------------------------------------------------------------
Marquee Holdings, Inc.,
0%/12% Sr. Disc. Nts., 8/15/14 15                   1,600,000         1,350,000
--------------------------------------------------------------------------------
Mediacom Broadband LLC,
8.50% Sr. Nts., 10/15/15 3                          1,220,000         1,241,350
--------------------------------------------------------------------------------
Mediacom Broadband
LLC/Mediacom Broadband
Corp.,
8.50% Sr. Nts., 10/15/15                              280,000           284,900

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MEDIA Continued
Mediacom LLC/Mediacom
Capital Corp.,
9.50% Sr. Unsec. Nts., 1/15/13               $        969,000   $     1,002,915
--------------------------------------------------------------------------------
MediaNews Group, Inc.:
6.375% Sr. Sub. Nts., 4/1/14                        1,300,000         1,124,500
6.875% Sr. Unsec. Sub. Nts.,
10/1/13                                               700,000           637,000
--------------------------------------------------------------------------------
Nielsen Finance LLC/Nielsen
Finance Co.:
0%/12.50% Sr. Sub. Disc. Nts.,
8/1/16 3,15                                         1,725,000         1,196,719
10% Sr. Nts., 8/1/14 3                              2,195,000         2,389,806
--------------------------------------------------------------------------------
NTL Cable plc, 9.125% Sr. Nts.,
8/15/16                                               355,000           376,744
--------------------------------------------------------------------------------
Paxson Communications Corp.,
11.624% Sr. Sec. Nts., 1/15/13 1,3                    760,000           773,300
--------------------------------------------------------------------------------
PRIMEDIA, Inc.:
8% Sr. Nts., 5/15/13                                  900,000           875,250
8.875% Sr. Unsec. Nts., 5/15/11                       319,000           326,975
--------------------------------------------------------------------------------
Quebecor World Capital Corp.,
8.75% Sr. Nts., 3/15/16 3                             315,000           303,188
--------------------------------------------------------------------------------
R.H. Donnelley Corp.:
6.875% Sr. Disc. Nts.,
Series A-1, 1/15/13                                 2,730,000         2,631,038
6.875% Sr. Disc. Nts.,
Series A-2, 1/15/13                                 1,865,000         1,797,394
6.875% Sr. Nts., 1/15/13                            1,300,000         1,252,875
8.875% Sr. Unsec. Nts.,
Series A-3, 1/15/16                                 3,540,000         3,734,700
--------------------------------------------------------------------------------
R.H. Donnelley Financial Corp. I,
10.875% Sr. Sub. Nts., 12/15/12 3                     400,000           438,000
--------------------------------------------------------------------------------
Radio One, Inc.,
8.875% Sr. Unsec. Sub. Nts.,
Series B, 7/1/11                                      600,000           622,500
--------------------------------------------------------------------------------
Rainbow National Services LLC,
8.75% Sr. Nts., 9/1/12 3                              900,000           950,625
--------------------------------------------------------------------------------
Shaw Communications, Inc.,
8.54% Debs., 9/30/27 [CAD]                            340,000           309,716
--------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
8% Sr. Unsec. Sub. Nts., 3/15/12                    2,775,000         2,879,063
8.75% Sr. Sub. Nts., 12/15/11                         300,000           313,875
--------------------------------------------------------------------------------
Sirius Satellite Radio, Inc.,
9.625% Sr. Unsec. Nts., 8/1/13                        390,000           385,613
--------------------------------------------------------------------------------
Vertis, Inc.:
9.75% Sr. Sec. Nts., 4/1/09                           700,000           724,500
10.875% Sr. Unsec. Nts.,
Series B, 6/15/09                                     800,000           808,000
--------------------------------------------------------------------------------
Warner Music Group,
7.375% Sr. Sub. Bonds, 4/15/14                        500,000           497,500
--------------------------------------------------------------------------------
WMG Holdings Corp.,
0%/9.50% Sr. Disc. Nts., 12/15/14 15                2,057,000         1,655,885
--------------------------------------------------------------------------------
XM Satellite Radio Holdings, Inc.,
9.75% Sr. Unsec. Nts., 5/1/14                         930,000           934,650
                                                                ----------------
                                                                     61,227,339

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MULTILINE RETAIL--0.3%
Bon-Ton Stores, Inc. (The),
10.25% Sr. Unsec. Unsub. Nts.,
3/15/14                                      $      1,980,000   $     2,034,450
--------------------------------------------------------------------------------
Neiman Marcus Group,
Inc. (The):
9% Sr. Unsec. Nts., 10/15/15                        2,020,000         2,214,425
10.375% Sr. Unsec. Sub. Nts.,
10/15/15                                              660,000           737,550
                                                                ----------------
                                                                      4,986,425

--------------------------------------------------------------------------------
SPECIALTY RETAIL--0.2%
Asbury Automotive Group, Inc.,
9% Sr. Sub. Nts., 6/15/12                             300,000           315,000
--------------------------------------------------------------------------------
Atlantic Broadband Finance LLC,
9.375% Sr. Unsec. Sub. Nts.,
1/15/14                                               250,000           254,063
--------------------------------------------------------------------------------
Boise Cascade LLC,
7.125% Sr. Unsec. Sub. Nts.,
10/15/14                                            1,308,000         1,272,030
--------------------------------------------------------------------------------
Gamestop Corp.,
8% Sr. Unsec. Nts., 10/1/12                           300,000           315,000
--------------------------------------------------------------------------------
Linens 'N Things, Inc.,
10.999% Sr. Sec. Nts., 1/15/14 1                    1,480,000         1,443,000
--------------------------------------------------------------------------------
Rent-A-Center, Inc.,
7.50% Sr. Unsec. Sub. Nts.,
Series B, 5/1/10                                      550,000           554,125
                                                                ----------------
                                                                      4,153,218

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.2%
Invista, Inc., 9.25% Sr. Nts., 5/1/12 3             1,067,000         1,149,693
--------------------------------------------------------------------------------
Levi Strauss & Co.,
9.75% Sr. Unsec. Unsub. Nts.,
1/15/15                                             1,919,000         2,077,318
--------------------------------------------------------------------------------
Oxford Industries, Inc.,
8.875% Sr. Nts., 6/1/11 2                             250,000           259,375
--------------------------------------------------------------------------------
Quiksilver, Inc.,
6.875% Sr. Unsec. Nts., 4/15/15                       610,000           602,375
                                                                ----------------
                                                                      4,088,761

--------------------------------------------------------------------------------
CONSUMER STAPLES--1.1%
--------------------------------------------------------------------------------
BEVERAGES--0.1%
Constellation Brands, Inc.:
7.25% Sr. Nts., 9/1/16                                685,000           707,263
8.125% Sr. Sub. Nts., 1/15/12                         300,000           313,500
                                                                ----------------
                                                                      1,020,763

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.5%
Albertson's, Inc.,
8% Sr. Unsec. Debs., 5/1/31                         1,238,000         1,261,966
--------------------------------------------------------------------------------
Delhaize America, Inc.,
9% Unsub. Debs., 4/15/31                            3,798,000         4,528,374

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING Continued
Jean Coutu Group (PJC),
Inc. (The), 8.50% Sr. Sub. Nts.,
8/1/14                                       $      1,600,000   $     1,618,000
--------------------------------------------------------------------------------
Real Time Data Co.,
11% Disc. Nts., 5/31/09 2,4,16,18                     142,981                --
--------------------------------------------------------------------------------
Rite Aid Corp.:
8.125% Sr. Sec. Nts., 5/1/10                          450,000           461,813
9.50% Sr. Sec. Nts., 2/15/11                          700,000           735,875
--------------------------------------------------------------------------------
Supervalu, Inc.,
7.50% Sr. Nts., 11/15/14                              945,000           990,078
                                                                ----------------
                                                                      9,596,106

--------------------------------------------------------------------------------
FOOD PRODUCTS--0.2%
Del Monte Corp.:
6.75% Sr. Unsec. Sub. Nts.,
2/15/15                                               180,000           179,100
8.625% Sr. Sub. Nts., 12/15/12                        400,000           424,000
--------------------------------------------------------------------------------
Dole Food Co., Inc.:
8.625% Sr. Nts., 5/1/09                               306,000           305,618
8.875% Sr. Unsec. Nts., 3/15/11                        71,000            70,290
--------------------------------------------------------------------------------
Hines Nurseries, Inc.,
10.25% Sr. Unsec. Sub. Nts.,
10/1/11                                             1,300,000         1,137,500
--------------------------------------------------------------------------------
MHP SA,
10.25% Sr. Sec. Sub. Bonds,
11/30/11 2                                          1,360,000         1,397,400
--------------------------------------------------------------------------------
Smithfield Foods, Inc.:
7% Sr. Nts., 8/1/11                                   300,000           304,500
7.625% Sr. Unsec. Sub. Nts.,
2/15/08                                               400,000           408,000
                                                                ----------------
                                                                      4,226,408

--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.1%
Church & Dwight Co., Inc.,
6% Sr. Unsec. Sub. Nts., 12/15/12                     350,000           343,875
--------------------------------------------------------------------------------
Nutro Products, Inc.,
10.75% Sr. Sub. Nts., 4/15/14 3                       370,000           406,075
--------------------------------------------------------------------------------
Spectrum Brands, Inc.,
7.375% Sr. Unsec. Sub. Nts., 2/1/15                   900,000           783,000
                                                                ----------------
                                                                      1,532,950

--------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.1%
Elizabeth Arden, Inc.,
7.75% Sr. Unsec. Sub. Nts.,
1/15/14                                             1,175,000         1,189,688
--------------------------------------------------------------------------------
Playtex Products, Inc.:
8% Sr. Sec. Nts., 3/1/11                              500,000           525,000
9.375% Sr. Unsec. Sub. Nts.,
6/1/11                                                740,000           775,150
--------------------------------------------------------------------------------
Sally Holdings LLC:
9.25% Sr. Nts., 11/15/14 2                            240,000           246,600
10.50% Sr. Sub. Nts., 11/15/16 2                      240,000           246,000
                                                                ----------------
                                                                      2,982,438

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
TOBACCO--0.1%
Reynolds American, Inc.,
7.25% Sr. Sec. Nts., 6/1/13                  $      1,805,000   $     1,885,315
--------------------------------------------------------------------------------
ENERGY--2.6%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.1%
Basic Energy Services, Inc.,
7.125% Sr. Unsec. Nts., 4/15/16                       335,000           331,650
--------------------------------------------------------------------------------
Hanover Compressor Co.,
8.625% Sr. Unsec. Sub. Nts.,
12/15/10                                              800,000           840,000
--------------------------------------------------------------------------------
Hanover Equipment Trust,
8.50% Sr. Sec. Nts.,
Series A, 9/1/08                                      221,000           224,868
--------------------------------------------------------------------------------
PHI, Inc., 7.125% Sr. Unsec. Nts.,
4/15/13                                               400,000           389,000
--------------------------------------------------------------------------------
RathGibson, Inc.,
11.25% Sr. Unsec. Nts., 2/15/14                       300,000           319,500
--------------------------------------------------------------------------------
Universal Compression, Inc.,
7.25% Sr. Unsec. Sub. Nts.,
5/15/10                                               400,000           404,000
                                                                ----------------
                                                                      2,509,018

--------------------------------------------------------------------------------
OIL & GAS--2.5%
Arch Western Finance LLC,
6.75% Sr. Nts., 7/1/13                                700,000           698,250
--------------------------------------------------------------------------------
Atlas Pipeline Partners LP,
8.125% Sr. Unsec. Nts., 12/15/15                      290,000           299,425
--------------------------------------------------------------------------------
Berry Petroleum Co.,
8.25% Sr. Sub. Nts., 11/1/16                          370,000           372,313
--------------------------------------------------------------------------------
Chesapeake Energy Corp.:
6.375% Sr. Unsec. Nts., 6/15/15                       250,000           248,750
6.875% Sr. Unsec. Nts., 1/15/16                     1,822,000         1,847,053
7.50% Sr. Nts., 6/15/14                               300,000           313,125
--------------------------------------------------------------------------------
Clayton Williams Energy, Inc.,
7.75% Sr. Unsec. Nts., 8/1/13                          85,000            78,838
--------------------------------------------------------------------------------
Compton Petroleum
Finance Corp.,
7.625% Sr. Nts., 12/1/13                            1,310,000         1,270,700
--------------------------------------------------------------------------------
Copano Energy LLC,
8.125% Sr. Unsec. Nts., 3/1/16                        180,000           187,200
--------------------------------------------------------------------------------
El Paso Corp.,
7.875% Sr. Unsec. Nts., 6/15/12 2                   2,784,000         2,999,760
--------------------------------------------------------------------------------
El Paso Energy Corp.,
7.625% Nts., 7/15/11                                  200,000           213,000
--------------------------------------------------------------------------------
El Paso Production
Holding Co.,
7.75% Sr. Unsec. Nts., 6/1/13                       1,319,000         1,386,599
--------------------------------------------------------------------------------
Forest Oil Corp.,
7.75% Sr. Nts., 5/1/14                                300,000           306,750
--------------------------------------------------------------------------------
Foundation PA Coal Co.,
7.25% Sr. Unsec. Nts., 8/1/14                         550,000           562,375
--------------------------------------------------------------------------------
Frontier Oil Corp.,
6.625% Sr. Unsec. Nts., 10/1/11                       700,000           701,750

                     20 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
OIL & GAS Continued
Gaz Capital SA,
8.625% Sr. Unsec. Nts., 4/28/34 3            $      3,555,000   $     4,577,063
--------------------------------------------------------------------------------
Inergy LP/Inergy
Finance Corp.,
8.25% Sr. Unsec. Nts., 3/1/16                         880,000           928,400
--------------------------------------------------------------------------------
Massey Energy Co.:
6.625% Sr. Nts., 11/15/10                             200,000           201,000
6.875% Sr. Unsec. Nts., 12/15/13                      285,000           269,325
--------------------------------------------------------------------------------
National Gas Co.,
6.05% Nts., 1/15/36 3                               1,510,000         1,480,248
--------------------------------------------------------------------------------
Newfield Exploration Co.,
6.625% Sr. Unsec. Sub. Nts.,
9/1/14                                              1,900,000         1,909,500
--------------------------------------------------------------------------------
Pacific Energy Partners
LP/Pacific Energy Finance Corp.,
6.25% Sr. Unsec. Nts., 9/15/15                        100,000            97,926
--------------------------------------------------------------------------------
Peabody Energy Corp.,
6.875% Sr. Unsec. Nts.,
Series B, 3/15/13                                     700,000           721,000
--------------------------------------------------------------------------------
Pemex Project
Funding Master Trust:
7.375% Unsec. Unsub. Nts.,
12/15/14                                              740,000           816,590
8.50% Unsub. Nts., 2/15/08                            420,000           433,125
9.125% Unsec. Unsub. Nts.,
10/13/10                                              610,000           685,640
--------------------------------------------------------------------------------
Petroleum Export Ltd.
Cayman SPV,
5.265% Sr. Nts., Cl. A3, 6/15/11 3                  3,521,812         3,429,249
--------------------------------------------------------------------------------
Pogo Producing Co.,
7.875% Sr. Unsec. Sub. Nts.,
5/1/13                                                365,000           372,300
--------------------------------------------------------------------------------
Premcor Refining Group, Inc.,
9.50% Sr. Nts., 2/1/13                                835,000           902,094
--------------------------------------------------------------------------------
Quicksilver Resources, Inc.,
7.125% Sr. Sub. Nts., 4/1/16                        1,340,000         1,316,550
--------------------------------------------------------------------------------
Range Resources Corp.:
6.375% Sr. Sub. Nts., 3/15/15                         430,000           421,400
7.375% Sr. Sub. Nts., 7/15/13                         200,000           206,000
7.50% Sr. Sub. Nts., 5/15/16                        1,505,000         1,550,150
--------------------------------------------------------------------------------
Sabine Pass LNG LP:
7.25% Sr. Sec. Nts., 11/30/13 2                     1,335,000         1,328,325
7.50% Sr. Sec. Nts., 11/30/16 2                     2,770,000         2,763,075
--------------------------------------------------------------------------------
Southern Natural Gas Co.:
7.35% Nts., 2/15/31                                   500,000           552,873
8% Sr. Unsub. Nts., 3/1/32                            300,000           352,050
--------------------------------------------------------------------------------
Stone Energy Corp.,
6.75% Sr. Unsec. Sub. Nts.,
12/15/14                                            1,020,000           979,200
--------------------------------------------------------------------------------
Targa Resources, Inc.,
8.50% Sr. Nts., 11/1/13 3                             525,000           531,563
--------------------------------------------------------------------------------
Tengizchevroil LLP,
6.124% Nts., 11/15/14 3                             2,123,000         2,128,308

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
OIL & GAS Continued
Tennessee Gas Pipeline Co.,
7.50% Bonds, 4/1/17                          $      1,567,000   $     1,717,647
--------------------------------------------------------------------------------
Tesoro Corp.:
6.25% Sr. Unsec. Nts., 11/1/12                        405,000           405,000
6.625% Sr. Unsec. Nts., 11/1/15                       905,000           902,738
--------------------------------------------------------------------------------
Transcontinental Gas
Pipe Line Corp.,
6.40% Sr. Unsec. Unsub. Nts.,
4/15/16                                               470,000           477,050
--------------------------------------------------------------------------------
Whiting Petroleum Corp.,
7.25% Sr. Sub. Nts., 5/1/12                         1,500,000         1,511,250
--------------------------------------------------------------------------------
Williams Cos., Inc. (The):
7.125% Nts., 9/1/11                                   900,000           940,500
7.625% Nts., 7/15/19                                  928,000           997,600
8.75% Unsec. Nts., 3/15/32                          1,619,000         1,837,565
                                                                ----------------
                                                                     49,228,192

--------------------------------------------------------------------------------
FINANCIALS--2.7%
--------------------------------------------------------------------------------
CAPITAL MARKETS--0.9%
Berry Plastics Holding Corp.:
8.875% Sr. Sec. Nts., 9/15/14 3                       600,000           612,000
9.235% Sr. Sec. Nts., 9/15/14 1,3                     600,000           610,500
--------------------------------------------------------------------------------
E*TRADE Financial Corp.:
7.375% Sr. Unsec. Nts., 9/15/13                     1,146,000         1,197,570
8% Sr. Nts., 6/15/11                                  410,000           430,500
--------------------------------------------------------------------------------
HBOS Treasury Services plc:
4.375% Sr. Sec. Nts., 7/13/16 [EUR]                 5,910,000         7,941,502
4.50% Sr. Sec. Nts., 7/13/21 [EUR]                  5,530,000         7,502,893
                                                                ----------------
                                                                     18,294,965

--------------------------------------------------------------------------------
COMMERCIAL BANKS--0.9%
Banco BMG SA,
9.15% Nts., 1/15/16 3                               2,980,000         3,027,680
--------------------------------------------------------------------------------
Banco de Credito del Peru,
6.95% Sub. Nts., 11/7/21 1,2                        1,345,000         1,345,000
--------------------------------------------------------------------------------
Bank Plus Corp.,
12% Sr. Nts., 7/18/07 2                                 7,000             7,298
--------------------------------------------------------------------------------
HSBC Bank plc:
11.601% Sr. Unsec. Nts., 1/12/10 8                  2,510,000         1,405,600
12.278% Sr. Unsec. Nts., 3/9/09 8                   1,960,000         1,234,800
9.751% Sr. Unsec. Nts., 7/8/09 8                    1,960,000         1,293,600
--------------------------------------------------------------------------------
Inter-American
Development Bank:
6.26% Nts., 12/8/09 1  [BRR]                          920,000           424,040
7.889% Nts., 1/25/12 1  [COP]                     971,928,577           468,846
--------------------------------------------------------------------------------
Ongko International
Finance Co. BV,
10.50% Sec. Nts., 3/29/10 2,4,18                       90,000                --
--------------------------------------------------------------------------------
RSHB Capital SA/OJSC
Russian Agricultural Bank,
7.175% Nts., 5/16/13 3                              3,110,000         3,284,938

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL BANKS Continued
Salisbury International
Investments Ltd.,
9.524% Sec. Nts.,
Series 2006-003, Tranche E,
7/20/11 1,2                                  $      1,100,000   $     1,100,000
--------------------------------------------------------------------------------
UBS Luxembourg SA,
6.23% Sub. Nts., 2/11/15 1                          2,500,000         2,544,525
--------------------------------------------------------------------------------
VTB Capital SA,
6.25% Sr. Nts., 6/30/35 3                           1,870,000         1,912,075
                                                                ----------------
                                                                     18,048,402

--------------------------------------------------------------------------------
CONSUMER FINANCE--0.0%
Ace Cash Express, Inc.,
10.25% Sr. Nts., 10/1/14 3                            250,000           254,375
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--0.6%
AAC Group Holding Corp.,
0%/10.25% Sr. Unsec. Disc.
Nts., 10/1/12 15                                      100,000            88,000
--------------------------------------------------------------------------------
Affinia Group, Inc.,
9% Sr. Unsec. Sub. Nts., 11/30/14                      60,000            59,100
--------------------------------------------------------------------------------
Autopistas del Nordeste
Cayman Ltd., 9.39% Nts.,
1/15/26 2                                           3,791,898         3,924,615
--------------------------------------------------------------------------------
Cloverie plc, 9.615% Sec. Nts.,
Series 2005-93, 12/20/10 1,2                        1,100,000         1,108,800
--------------------------------------------------------------------------------
Depfa ACS Bank,
3.50% Sec. Nts., 3/16/11 [EUR]                      2,090,000         2,697,729
--------------------------------------------------------------------------------
Halyk Savings Bank
Kazakhstan Europe BV,
7.75% Nts., 5/13/13 3                               1,625,000         1,722,500
--------------------------------------------------------------------------------
JSG Funding plc,
7.75% Sr. Unsec. Sub. Nts.,
4/1/15 2                                              330,000           318,450
--------------------------------------------------------------------------------
Nell AF Sarl,
8.375% Sr. Nts., 8/15/15 3                            850,000           877,625
--------------------------------------------------------------------------------
Tiers-BSP, 0%/8.60%
Collateralized Trust, Cl. A,
6/15/97 15                                          2,695,000         1,138,638
--------------------------------------------------------------------------------
Universal City Florida:
8.375% Sr. Unsec. Nts., 5/1/10                        130,000           133,900
10.121% Sr. Unsec. Nts., 5/1/10 1                     130,000           134,875
                                                                ----------------
                                                                     12,204,232

--------------------------------------------------------------------------------
REAL ESTATE--0.2%
Felcor Lodging LP,
8.50% Sr. Nts., 6/1/11 1                              925,000           989,750
--------------------------------------------------------------------------------
Host Hotels & Resorts LP,
6.875% Sr. Nts., 11/1/14 3                            375,000           381,563
--------------------------------------------------------------------------------
Host Marriott LP:
6.375% Sr. Nts., Series O, 3/15/15                    730,000           723,613
6.75% Sr. Nts., Series Q, 6/1/16                      500,000           503,125

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
REAL ESTATE Continued
Host Marriott LP: Continued
Ventas Realty LP/Ventas
Capital Corp., 6.75% Sr. Nts.,
4/1/17                                       $        450,000   $       466,875
                                                                ----------------
                                                                      3,064,926

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.1%
Banco Hipotecario SA,
9.75% Sr. Unsec. Nts., 4/27/16 2                    2,340,000         2,258,100
--------------------------------------------------------------------------------
BankUnited Capital Trust,
10.25% Capital Securities,
12/31/26 2                                            100,000           105,750
                                                                ----------------
                                                                      2,363,850

--------------------------------------------------------------------------------
HEALTH CARE--1.0%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--0.0%
Angiotech Pharmaceuticals,
Inc., 7.75% Sr. Sub. Nts., 4/1/14 3                   325,000           284,375
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.0%
Inverness Medical
Innovations, Inc.,
8.75% Sr. Sub. Nts., 2/15/12                          650,000           679,250
--------------------------------------------------------------------------------
Universal Hospital
Services, Inc.,
10.125% Sr. Unsec. Nts., 11/1/11                      300,000           321,750
                                                                ----------------
                                                                      1,001,000

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--1.0%
AmeriPath, Inc.,
10.50% Sr. Unsec. Sub. Nts.,
4/1/13                                                300,000           326,250
--------------------------------------------------------------------------------
Community Health
Systems, Inc.,
6.50% Sr. Unsec. Sub. Nts.,
12/15/12                                              400,000           396,000
--------------------------------------------------------------------------------
DaVita, Inc.:
6.625% Sr. Unsec. Nts., 3/15/13                       465,000           468,488
7.25% Sr. Unsec. Sub. Nts., 3/15/15                 1,975,000         2,024,375
--------------------------------------------------------------------------------
Fresenius Medical Care
Capital Trust II, 7.875% Nts.,
2/1/08                                                900,000           918,000
--------------------------------------------------------------------------------
Fresenius Medical Care
Capital Trust III,
7.375% Nts., 2/1/08 2 [DEM]                            25,000            17,337
--------------------------------------------------------------------------------
Fresenius Medical Care
Capital Trust IV,
7.875% Trust Preferred
Securities, 6/15/11 2                                 600,000           631,500
--------------------------------------------------------------------------------
Genesis HealthCare Corp.,
8% Sr. Sub. Nts., 10/15/13                            200,000           209,500
--------------------------------------------------------------------------------
HCA, Inc.:
6.25% Nts., 2/15/13                                   100,000            88,750
6.30% Sr. Unsec. Nts., 10/1/12                      1,719,000         1,577,183

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES Continued
HCA, Inc.: Continued
6.375% Nts., 1/15/15                         $      1,671,000   $     1,420,350
8.75% Sr. Nts., 9/1/10                                200,000           209,000
9.125% Sr. Sec. Nts., 11/15/14 3                      320,000           342,800
9.25% Sr. Sec. Nts., 11/15/16 3                       320,000           343,600
9.625% Sr. Sec. Nts., 11/15/16 3,16                   800,000           862,000
--------------------------------------------------------------------------------
HEALTHSOUTH Corp.,
10.75% Sr. Nts., 6/15/16 3                            875,000           946,094
--------------------------------------------------------------------------------
Omnicare, Inc.:
6.75% Sr. Sub. Nts., 12/15/13                         230,000           228,275
6.875% Sr. Sub. Nts., 12/15/15                        285,000           282,863
--------------------------------------------------------------------------------
Psychiatric Solutions, Inc.,
7.75% Sr. Unsec. Sub. Nts.,
7/15/15                                               220,000           220,550
--------------------------------------------------------------------------------
Select Medical Corp.,
7.625% Sr. Unsec. Sub. Nts.,
2/1/15                                              2,250,000         1,878,750
--------------------------------------------------------------------------------
Tenet Healthcare Corp.:
6.375% Sr. Nts., 12/1/11                            1,282,000         1,179,440
7.375% Nts., 2/1/13                                   119,000           109,926
9.875% Sr. Nts., 7/1/14                             1,932,000         1,975,470
--------------------------------------------------------------------------------
Triad Hospitals, Inc.,
7% Sr. Sub. Nts., 11/15/13                            465,000           470,231
--------------------------------------------------------------------------------
US Oncology, Inc.:
9% Sr. Unsec. Nts., 8/15/12 2                         300,000           318,000
10.75% Sr. Unsec. Sub. Nts.,
8/15/14                                               300,000           333,000
--------------------------------------------------------------------------------
Vanguard Health
Holding Co. I LLC,
0%/11.25% Sr. Disc. Nts., 10/1/15 15                2,000,000         1,550,000
                                                                ----------------
                                                                     19,327,732

--------------------------------------------------------------------------------
PHARMACEUTICALS--0.0%
Valeant Pharmaceuticals
International, Inc.,
7% Sr. Nts., 12/15/11 2                               350,000           337,750
--------------------------------------------------------------------------------
INDUSTRIALS--2.0%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.3%
Alliant Techsystems, Inc.,
6.75% Sr. Sub. Nts., 4/1/16                         1,335,000         1,338,338
--------------------------------------------------------------------------------
BE Aerospace, Inc.,
8.875% Sr. Unsec. Sub. Nts.,
5/1/11                                                219,000           227,760
--------------------------------------------------------------------------------
Bombardier, Inc.,
8% Sr. Nts., 11/15/14 2                               400,000           411,720
--------------------------------------------------------------------------------
DRS Technologies, Inc.:
6.625% Sr. Nts., 2/1/16                               970,000           982,125
7.625% Sr. Sub. Nts., 2/1/18                          205,000           212,175
--------------------------------------------------------------------------------
L-3 Communications Corp.:
5.875% Sr. Sub. Nts., 1/15/15                         583,000           565,510
6.125% Sr. Unsec. Sub. Nts., 1/15/14                  400,000           393,000
6.375% Sr. Unsec. Sub. Nts.,
Series B, 10/15/15                                    515,000           512,425

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE Continued
L-3 Communications Corp.:
Continued
7.625% Sr. Sub. Nts., 6/15/12                $        500,000   $       520,000
--------------------------------------------------------------------------------
TRW Automotive, Inc.:
9.375% Sr. Nts., 2/15/13                              223,000           240,283
11% Sr. Sub. Nts., 2/15/13                            194,000           213,643
                                                                ----------------
                                                                      5,616,979

--------------------------------------------------------------------------------
AIRLINES--0.0%
ATA Holdings Corp.,
13% Sr. Unsec. Nts., 2/1/09 2,4,18                    735,000                --
--------------------------------------------------------------------------------
BUILDING PRODUCTS--0.2%
Associated Materials, Inc.,
9.75% Sr. Sub. Nts., 4/15/12                          200,000           207,000
--------------------------------------------------------------------------------
Dayton Superior Corp.,
13% Sr. Unsec. Sub. Nts.,
6/15/09                                               200,000           206,000
--------------------------------------------------------------------------------
Goodman Global
Holding Co., Inc.,
7.875% Sr. Unsec. Sub. Nts.,
12/15/12                                              770,000           760,375
--------------------------------------------------------------------------------
Jacuzzi Brands, Inc.,
9.625% Sr. Sec. Nts., 7/1/10                        1,011,000         1,079,243
--------------------------------------------------------------------------------
Nortek, Inc.,
8.50% Sr. Unsec. Unsub. Nts.,
9/1/14                                              1,250,000         1,231,250
                                                                ----------------
                                                                      3,483,868

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.2%
Allied Waste North America, Inc.:
7.25% Sr. Nts., 3/15/15                               180,000           181,125
7.375% Sr. Sec. Nts.,
Series B, 4/15/14                                   1,300,000         1,300,000
9.25% Sr. Sec. Debs.,
Series B, 9/1/12                                      434,000           463,295
--------------------------------------------------------------------------------
Cenveo Corp.,
7.875% Sr. Sub. Nts., 12/1/13                       1,500,000         1,447,500
--------------------------------------------------------------------------------
Corrections Corp. of America:
6.25% Sr. Unsec. Sub. Nts., 3/15/13                   460,000           458,275
7.50% Sr. Nts., 5/1/11                                200,000           207,000
--------------------------------------------------------------------------------
FTI Consulting, Inc.,
7.75% Sr. Unsec. Nts., 10/1/16 3                      535,000           557,738
--------------------------------------------------------------------------------
Mobile Services Group, Inc.,
9.75% Sr. Nts., 8/1/14 3                              120,000           126,000
--------------------------------------------------------------------------------
MSW Energy Holdings II
LLC/MSW Energy Finance
Co. II, Inc.,
7.375% Sr. Sec. Nts.,
Series B, 9/1/10                                      350,000           358,750
--------------------------------------------------------------------------------
MSW Energy Holdings
LLC/MSW Energy
Finance Co., Inc.,
8.50% Sr. Sec. Nts., 9/1/10                           200,000           209,000
                                                                ----------------
                                                                      5,308,683

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.4%
IIRSA Norte Finance Ltd.,
8.75% Sr. Nts., 5/30/24 2                    $      6,797,719   $     8,004,314
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.1%
Belden & Blake Corp.,
8.75% Sec. Nts., 7/15/12                              325,000           334,750
--------------------------------------------------------------------------------
Eletropaulo Metropolitana SA,
19.125% Nts., 6/28/10 2  [BRR]                      1,115,000           592,336
--------------------------------------------------------------------------------
General Cable Corp.,
9.50% Sr. Nts., 11/15/10                              600,000           639,000
--------------------------------------------------------------------------------
UCAR Finance, Inc.,
10.25% Sr. Nts., 2/15/12                              300,000           317,625
                                                                ----------------
                                                                      1,883,711

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.1%
Covalence Specialty
Materials Corp.,
10.25% Sr. Sub. Nts., 3/1/16 3                      1,280,000         1,177,600
--------------------------------------------------------------------------------
Great Lakes Dredge
& Dock Co.,
7.75% Sr. Unsec. Sub. Nts.,
12/15/13                                              120,000           117,600
                                                                ----------------
                                                                      1,295,200

--------------------------------------------------------------------------------
MACHINERY--0.2%
Case New Holland, Inc.:
7.125% Sr. Unsec. Nts., 3/1/14                        500,000           510,000
9.25% Sr. Nts., 8/1/11                                200,000           212,750
--------------------------------------------------------------------------------
Douglas Dynamics LLC,
7.75% Sr. Nts., 1/15/12 3                             700,000           661,500
--------------------------------------------------------------------------------
Greenbrier Cos., Inc.,
8.375% Sr. Unsec. Nts., 5/15/15                       380,000           388,550
--------------------------------------------------------------------------------
Manitowoc Co., Inc. (The),
10.50% Sr. Sub. Nts., 8/1/12                          325,000           350,594
--------------------------------------------------------------------------------
Milacron Escrow Corp.,
11.50% Sr. Sec. Nts., 5/15/11 2                       700,000           668,500
--------------------------------------------------------------------------------
Trinity Industries, Inc.,
6.50% Sr. Nts., 3/15/14                               300,000           296,250
--------------------------------------------------------------------------------
Wolverine Tube, Inc.,
7.375% Sr. Nts., 8/1/08 3                             950,000           755,250
                                                                ----------------
                                                                      3,843,394

--------------------------------------------------------------------------------
ROAD & RAIL--0.2%
Avis Budget Car Rental
LLC/Avis Budget Finance, Inc.:
7.75% Sr. Nts., 5/15/16 3                             335,000           324,113
7.874% Sr. Nts., 5/15/14 1,3                          135,000           130,950
--------------------------------------------------------------------------------
Hertz Corp.:
8.875% Sr. Nts., 1/1/14 3                             610,000           642,025
10.50% Sr. Sub. Nts., 1/1/16 3                      1,135,000         1,254,175
--------------------------------------------------------------------------------
Kansas City Southern
Railway Co. (The),
7.50% Sr. Nts., 6/15/09                               400,000           405,500

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ROAD & RAIL Continued
Stena AB:
7% Sr. Unsec. Nts., 12/1/16 2                $        150,000   $       143,250
7.50% Sr. Unsec. Nts., 11/1/13                        387,000           384,098
9.625% Sr. Nts., 12/1/12 2                            750,000           802,500
--------------------------------------------------------------------------------
TDS Investor Corp.,
11.875% Sr. Sub. Nts., 9/1/16 3                     1,000,000         1,030,000
                                                                ----------------
                                                                      5,116,611

--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--0.3%
Ashtead Capital, Inc.,
9% Nts., 8/15/16 3                                    385,000           413,875
--------------------------------------------------------------------------------
H&E Equipment Services, Inc.,
8.375% Sr. Unsec. Nts., 7/15/16                       420,000           442,050
--------------------------------------------------------------------------------
Interline Brands, Inc.,
8.125% Sr. Sub. Nts., 6/15/14                         570,000           588,525
--------------------------------------------------------------------------------
United Rentals, Inc.,
7% Sr. Sub. Nts., 2/15/14                           4,000,000         3,945,000
                                                                ----------------
                                                                      5,389,450

--------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE--0.0%
Horizon Lines LLC,
9% Nts., 11/1/12                                      236,000           248,980
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--1.2%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.2%
Loral Skynet Corp.,
14% Sr. Sec. Nts., 11/21/15 2,16                      116,000           133,690
--------------------------------------------------------------------------------
Lucent Technologies, Inc.,
6.45% Unsec. Debs., 3/15/29                         3,160,000         2,930,900
--------------------------------------------------------------------------------
Nortel Networks Ltd.,
9.624% Sr. Nts., 7/15/11 1,3                          383,000           405,501
--------------------------------------------------------------------------------
Orion Network Systems, Inc.,
12.50% Sr. Unsub. Disc. Nts.,
1/15/07 4,18                                          675,000                 7
                                                                ----------------
                                                                      3,470,098

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.0%
Seagate Technology
HDD Holdings:
6.375% Sr. Nts., 10/1/11                              750,000           753,750
6.80% Sr. Nts., 10/1/16                               225,000           227,250
                                                                ----------------
                                                                        981,000

--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.2%
Flextronics International Ltd.,
6.25% Sr. Sub. Nts., 11/15/14                       2,021,000         1,960,370
--------------------------------------------------------------------------------
RBS Global & Rexnord Corp.:
9.50% Sr. Nts., 8/1/14 3                              585,000           611,325
11.75% Sr. Sub. Nts., 8/1/16 3                        930,000           976,500
--------------------------------------------------------------------------------
Sanmina-SCI Corp.:
6.75% Unsec. Sub. Nts., 3/1/13                        380,000           351,500
8.125% Sr. Sub. Nts., 3/1/16                          745,000           724,513

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
Continued
Solectron Global Finance Ltd.,
8% Sr. Unsec. Sub. Nts., 3/15/16             $        425,000   $       432,438
                                                                ----------------
                                                                      5,056,646

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.0%
Exodus Communications, Inc.,
10.75% Sr. Nts., 12/15/09 2,4,18 [EUR]                338,620                --
--------------------------------------------------------------------------------
NorthPoint Communications
Group, Inc.,
12.875% Nts., 2/15/10 2,4,18                          200,173                --
--------------------------------------------------------------------------------
PSINet, Inc., 10.50% Sr.
Unsec. Nts., 12/1/06 2,4,18 [EUR]                     100,000                --
                                                                ----------------
                                                                             --

--------------------------------------------------------------------------------
IT SERVICES--0.3%
DI Finance/DynCorp
International LLC,
9.50% Sr. Unsec. Sub. Nts.,
Series B, 2/15/13                                     607,000           646,455
--------------------------------------------------------------------------------
iPayment Holdings, Inc.,
9.75% Sr. Unsec. Sub. Nts.,
5/15/14                                               415,000           428,488
--------------------------------------------------------------------------------
Iron Mountain, Inc.,
7.75% Sr. Sub. Nts., 1/15/15                          400,000           410,000
--------------------------------------------------------------------------------
SunGard Data Systems, Inc.:
9.125% Sr. Unsec. Nts., 8/15/13                     1,535,000         1,619,425
10.25% Sr. Unsec. Sub. Nts.,
8/15/15                                             2,035,000         2,182,538
                                                                ----------------
                                                                      5,286,906

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.5%
Advanced Micro Devices, Inc.,
7.75% Sr. Unsec. Nts., 11/1/12                      1,758,000         1,828,320
--------------------------------------------------------------------------------
Amkor Technology, Inc.:
7.75% Sr. Nts., 5/15/13                             2,050,000         1,893,688
9.25% Sr. Unsec. Nts., 6/1/16                         300,000           295,500
--------------------------------------------------------------------------------
Conexant Systems, Inc.,
9.126% Sr. Sec. Nts., 11/15/10 1,2                    400,000           408,000
--------------------------------------------------------------------------------
Freescale Semiconductor, Inc.:
8.875% Sr. Nts., 12/15/14 3                         1,215,000         1,216,519
9.125% Sr. Nts., 12/15/14 3                         2,025,000         2,022,469
10.125% Sr. Sub. Nts., 12/15/16 3                   1,620,000         1,630,125
--------------------------------------------------------------------------------
NXP BV,
7.875% Sr. Sec. Bonds, 10/15/14 3                     385,000           399,919
                                                                ----------------
                                                                      9,694,540

--------------------------------------------------------------------------------
MATERIALS--2.9%
--------------------------------------------------------------------------------
CHEMICALS--0.5%
BCP Crystal US Holdings Corp.,
9.625% Sr. Sub. Nts., 6/15/14                         813,000           902,430

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
CHEMICALS Continued
Crystal US Holdings 3
LLC/Crystal US Sub 3 Corp.,
0%/10.50% Sr. Unsec. Disc. Nts.,
Series B, 10/1/14 15                         $        570,000   $       493,050
--------------------------------------------------------------------------------
Equistar Chemicals
LP/Equistar Funding Corp.:
8.75% Sr. Unsec. Nts., 2/15/09                        550,000           578,875
10.125% Sr. Unsec. Nts., 9/1/08                        19,000            20,283
10.625% Sr. Unsec. Nts., 5/1/11                       600,000           642,000
--------------------------------------------------------------------------------
Georgia Gulf Corp.,
10.75% Sr. Sub. Nts., 10/15/16                      1,220,000         1,177,300
--------------------------------------------------------------------------------
Huntsman International LLC:
7.875% Sr. Unsec. Sub. Nts.,
11/13/14 3                                            375,000           379,688
8.375% Sr. Sub. Nts., 1/1/15 1,3                      790,000           788,025
--------------------------------------------------------------------------------
Huntsman LLC:
11.50% Sr. Unsec. Nts., 7/15/12 1                     198,000           224,235
11.625% Sr. Unsec. Nts., 10/15/10                      13,000            14,268
--------------------------------------------------------------------------------
Ineos Group Holdings plc,
8.50% Nts., 2/15/16 3                               1,230,000         1,180,800
--------------------------------------------------------------------------------
Innophos, Inc.,
8.875% Sr. Unsec. Sub. Nts.,
8/15/14                                               250,000           255,000
--------------------------------------------------------------------------------
KI Holdings, Inc.,
0%/9.875% Sr. Unsec.
Sub. Disc. Nts., 11/15/14 15                          350,000           281,750
--------------------------------------------------------------------------------
Lyondell Chemical Co.:
8% Sr. Unsec. Nts., 9/15/14                         1,125,000         1,172,813
8.25% Sr. Unsec. Nts., 9/15/16                        600,000           633,000
10.50% Sr. Sec. Nts., 6/1/13                          600,000           663,000
--------------------------------------------------------------------------------
Mosaic Global Holdings, Inc.:
7.375% Sr. Nts., 12/1/14 3                            325,000           335,156
7.625% Sr. Nts., 12/1/16 3                            325,000           338,406
--------------------------------------------------------------------------------
Rockwood Specialties
Group, Inc.,
7.50% Sr. Sub. Nts., 11/15/14                         200,000           202,500
--------------------------------------------------------------------------------
Tronox Worldwide
LLC/Tronox Finance Corp.,
9.50% Sr. Unsec. Nts., 12/1/12                        237,000           250,628
                                                                ----------------
                                                                     10,533,207

--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.3%
C10 Capital SPV Ltd.,
6.722% Unsec. Perpetual Debs. 2,17                  5,470,000         5,453,371
--------------------------------------------------------------------------------
NTK Holdings, Inc.,
0%/10.75% Sr. Disc. Nts., 3/1/14 15                 1,225,000           863,625
                                                                ----------------
                                                                      6,316,996

--------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.8%
Ball Corp., 6.625% Sr. Nts., 3/15/18                1,035,000         1,032,413
--------------------------------------------------------------------------------
Crown Americas, Inc.,
7.75% Sr. Nts., 11/15/15                            1,435,000         1,495,988

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING Continued
Graham Packaging Co., Inc.:
8.50% Sr. Unsec. Nts., 10/15/12              $        200,000   $       203,000
9.875% Sr. Unsec. Sub. Nts.,
10/15/14                                            1,800,000         1,827,000
--------------------------------------------------------------------------------
Graphic Packaging
International Corp.:
8.50% Sr. Nts., 8/15/11                               800,000           832,000
9.50% Sr. Sub. Nts., 8/15/13                        1,050,000         1,113,000
--------------------------------------------------------------------------------
Jefferson Smurfit Corp.:
7.50% Sr. Unsec. Unsub. Nts.,
6/1/13                                                300,000           283,500
8.25% Sr. Unsec. Nts., 10/1/12                      1,450,000         1,421,000
--------------------------------------------------------------------------------
MDP Acquisitions plc,
9.625% Sr. Nts., 10/1/12                              400,000           426,000
--------------------------------------------------------------------------------
Owens-Brockway
Glass Container, Inc.:
7.75% Sr. Sec. Nts., 5/15/11                          450,000           464,625
8.25% Sr. Unsec. Nts., 5/15/13                      1,719,000         1,785,611
8.75% Sr. Sec. Nts., 11/15/12                         928,000           988,320
8.875% Sr. Sec. Nts., 2/15/09                         176,000           180,840
--------------------------------------------------------------------------------
Pliant Corp.,
11.85% Sr. Sec. Nts., 6/15/09 4,16                    403,615           442,463
--------------------------------------------------------------------------------
Solo Cup Co.,
8.50% Sr. Sub. Nts., 2/15/14                        1,675,000         1,457,250
--------------------------------------------------------------------------------
Stone Container Corp.:
8.375% Sr. Nts., 7/1/12                               470,000           462,950
9.75% Sr. Unsec. Nts., 2/1/11                         516,000           534,705
--------------------------------------------------------------------------------
Tekni-Plex, Inc.,
10.875% Sr. Sec. Nts., 8/15/12 3                      125,000           141,250
--------------------------------------------------------------------------------
TriMas Corp.,
9.875% Sr. Unsec. Sub. Nts., 6/15/12                1,300,000         1,264,250
                                                                ----------------
                                                                     16,356,165

--------------------------------------------------------------------------------
METALS & MINING--1.0%
AK Steel Corp.:
7.75% Sr. Unsec. Nts., 6/15/12                      1,019,000         1,031,738
7.875% Sr. Unsec. Nts., 2/15/09                       100,000           100,500
--------------------------------------------------------------------------------
Alrosa Finance SA:
8.875% Nts., 11/17/14 3                            11,230,000        13,040,838
8.875% Nts., 11/17/14                               1,215,000         1,410,919
--------------------------------------------------------------------------------
Century Aluminum Co.,
7.50% Sr. Unsec. Nts., 8/15/14                        600,000           611,250
--------------------------------------------------------------------------------
Gibraltar Industries, Inc.,
8% Sr. Unsec. Sub. Nts.,
Series B, 12/1/15 2                                   635,000           629,444
--------------------------------------------------------------------------------
International Utility
Structures, Inc.,
13% Unsec. Sub. Nts., 2/1/08 2,4,18                    71,000                --
--------------------------------------------------------------------------------
Ispat Inland ULC,
9.75% Sr. Sec. Nts., 4/1/14                           585,000           654,602
--------------------------------------------------------------------------------
Koppers Industry, Inc.,
9.875% Sr. Sec. Nts., 10/15/13                        204,000           222,870
--------------------------------------------------------------------------------
Novelis, Inc.,
8.25% Sr. Nts., 2/15/15 1,3                         1,575,000         1,531,688

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
METALS & MINING Continued
Steel Dynamics, Inc.,
9.50% Sr. Nts., 3/15/09                      $        200,000   $       206,250
--------------------------------------------------------------------------------
United States Steel Corp.,
9.75% Sr. Nts., 5/15/10                               336,000           359,100
                                                                ----------------
                                                                     19,799,199

--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.3%
Abitibi-Consolidated Co.
of Canada,
8.375% Sr. Unsec. Sub. Nts.,
4/1/15                                              1,000,000           870,000
--------------------------------------------------------------------------------
Abitibi-Consolidated, Inc.:
8.55% Nts., 8/1/10                                    600,000           573,000
8.85% Unsec. Bonds, 8/1/30                            400,000           330,000
--------------------------------------------------------------------------------
Appleton Papers, Inc.,
8.125% Sr. Nts., 6/15/11                              190,000           194,750
--------------------------------------------------------------------------------
Buckeye Technologies, Inc.,
8.50% Sr. Nts., 10/1/13                               100,000           106,000
--------------------------------------------------------------------------------
Catalyst Paper Corp.,
8.625% Sr. Unsec. Nts.,
Series D, 6/15/11                                     500,000           508,750
--------------------------------------------------------------------------------
Domtar, Inc., 7.125% Nts.,
8/15/15                                               500,000           492,500
--------------------------------------------------------------------------------
JSG Holding plc,
11.50% Sr. Nts., 10/1/15 2,16 [EUR]                   168,790           232,837
--------------------------------------------------------------------------------
Mercer International, Inc.,
9.25% Sr. Nts., 2/15/13                               225,000           221,063
--------------------------------------------------------------------------------
Norske Skog Canada Ltd.,
7.375% Sr. Unsec. Nts., 3/1/14                        700,000           666,750
--------------------------------------------------------------------------------
Verso Paper Holdings LLC/Verson Paper, Inc.:
9.121% Sr. Sec. Nts., 8/1/14 1,3                      460,000           469,200
11.375% Sr. Sub. Nts., 8/1/16 3                       460,000           485,300
                                                                ----------------
                                                                      5,150,150

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--2.1%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.2%
Citizens Communications Co.,
6.25% Sr. Nts., 1/15/13 3                           3,200,000         3,156,000
--------------------------------------------------------------------------------
Intelsat Bermuda Ltd.,
11.25% Sr. Nts., 6/15/16 3                            530,000           584,325
--------------------------------------------------------------------------------
Intelsat Subsidiary Holding Co. Ltd.:
8.25% Sr. Nts., 1/15/13 1                           1,000,000         1,020,000
8.625% Sr. Nts., 1/15/15                              815,000           851,675
--------------------------------------------------------------------------------
Level 3 Financing, Inc.,
9.25% Sr. Nts., 11/1/14 3                           1,605,000         1,645,125
--------------------------------------------------------------------------------
Nordic Telephone Co.
Holdings ApS,
8.875% Sr. Nts., 5/1/16 3                             345,000           370,875
--------------------------------------------------------------------------------
PanAmSat Corp.:
9% Sr. Nts., 6/15/16 3                                900,000           957,375
9% Sr. Unsec. Nts., 8/15/14                         1,350,000         1,432,688
--------------------------------------------------------------------------------
Qwest Capital Funding, Inc.:
7.25% Unsec. Unsub. Nts., 2/15/11                   2,100,000         2,155,125

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
Continued
Qwest Capital Funding, Inc.:
Continued
7.90% Unsec. Nts., 8/15/10                   $      1,719,000   $     1,798,504
--------------------------------------------------------------------------------
Qwest Communications
International, Inc.,
7.25% Sr. Unsec. Sub. Nts.,
2/15/11 1                                             300,000           308,250
--------------------------------------------------------------------------------
Qwest Corp.:
7.50% Sr. Unsec. Nts., 10/1/14                        765,000           814,725
8.875% Unsec. Unsub. Nts.,
3/15/12 1                                           2,300,000         2,573,125
--------------------------------------------------------------------------------
Telefonica del Peru SA,
8% Sr. Unsec. Bonds,
4/11/16 2  [PEN]                                    3,290,100         1,134,804
--------------------------------------------------------------------------------
Teligent, Inc.,
11.50% Sr. Nts., 12/1/07 2,4,18                       500,000                --
--------------------------------------------------------------------------------
Time Warner Telecom
Holdings, Inc.,
9.25% Sr. Unsec. Unsub. Nts.,
2/15/14                                             1,700,000         1,825,375
--------------------------------------------------------------------------------
Valor Telecommunications
Enterprises LLC,
7.75% Sr. Unsec. Sub. Nts.,
2/15/15                                               225,000           243,281
--------------------------------------------------------------------------------
West Corp.:
9.50% Sr. Nts., 10/15/14 3                          1,080,000         1,085,400
11% Sr. Sub. Nts., 10/15/16 3                         470,000           477,050
--------------------------------------------------------------------------------
Windstream Corp.:
8.125% Sr. Nts., 8/1/13 3                             575,000           625,313
8.625% Sr. Nts., 8/1/16 3                             875,000           962,500
--------------------------------------------------------------------------------
Winstar Communications, Inc.,
12.75% Sr. Nts., 4/15/10 2,4,18                       250,000                --
                                                                ----------------
                                                                     24,021,515

--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.9%
Alamosa Delaware, Inc.:
8.50% Sr. Nts., 1/31/12 2                             700,000           742,088
11% Sr. Unsec. Nts., 7/31/10 2                         19,000            20,534
--------------------------------------------------------------------------------
American Cellular Corp.,
10% Sr. Nts., Series B, 8/1/11                      1,120,000         1,190,000
--------------------------------------------------------------------------------
American Tower Corp.:
7.125% Sr. Unsec. Nts., 10/15/12                      250,000           258,125
7.50% Sr. Nts., 5/1/12                                400,000           416,000
--------------------------------------------------------------------------------
CellNet Data Systems, Inc.,
Sr. Unsec. Disc. Nts., 10/1/07 2,4,18                 400,000                --
--------------------------------------------------------------------------------
Centennial Cellular
Operating Co. LLC/Centennial
Communications Corp.,
10.125% Sr. Nts., 6/15/13                           2,014,000         2,180,155
--------------------------------------------------------------------------------
Centennial Communications
Corp., 10% Sr. Unsec. Nts., 1/1/13                    200,000           213,750
--------------------------------------------------------------------------------
Cricket Communications,
Inc., 9.375% Sr. Nts., 11/1/14 3                      935,000           991,100

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
Continued
Dobson Cellular Systems, Inc.,
8.375% Sr. Sec. Nts., 11/1/11                $        280,000   $       296,450
--------------------------------------------------------------------------------
Dobson Communications Corp.:
8.875% Sr. Nts., 10/1/13                              859,000           879,401
9.624% Sr. Unsec. Nts., 10/15/12 1                    145,000           148,625
--------------------------------------------------------------------------------
IWO Holdings, Inc.,
9.124% Sr. Sec. Nts., 1/15/12 1                       110,000           112,750
--------------------------------------------------------------------------------
Nextel Communications, Inc.,
7.375% Sr. Nts., Series D, 8/1/15                   3,378,000         3,467,216
--------------------------------------------------------------------------------
Nextel Partners, Inc.,
8.125% Sr. Nts., 7/1/11                               500,000           523,125
--------------------------------------------------------------------------------
Rogers Wireless, Inc.:
7.50% Sec. Nts., 3/15/15                              882,000           961,380
8% Sr. Sub. Nts., 12/15/12                            800,000           858,000
--------------------------------------------------------------------------------
Rural Cellular Corp.:
9.75% Sr. Sub. Nts., 1/15/10                        2,419,000         2,497,618
9.875% Sr. Nts., 2/1/10                             1,400,000         1,496,250
--------------------------------------------------------------------------------
UbiquiTel Operating Co.,
9.875% Sr. Nts., 3/1/11                               600,000           651,000
--------------------------------------------------------------------------------
US Unwired, Inc.,
10% Sr. Sec. Nts., 6/15/12                            250,000           276,250
                                                                ----------------
                                                                     18,179,817

--------------------------------------------------------------------------------
UTILITIES--1.9%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.9%
Edison Mission Energy:
7.50% Sr. Unsec. Nts., 6/15/13                        360,000           378,000
7.75% Sr. Unsec. Nts., 6/15/16                        500,000           532,500
--------------------------------------------------------------------------------
Majapahit Holding BV:
7.25% Nts., 10/17/11 3                              1,990,000         2,052,188
7.75% Nts., 10/17/16 3                              1,835,000         1,951,981
--------------------------------------------------------------------------------
Midwest Generation LLC,
8.75% Sr. Sec. Nts., 5/1/34                         2,535,000         2,763,150
--------------------------------------------------------------------------------
Mirant Americas Generation
LLC, Escrow Shares, 5/1/07 2                          200,000                --
--------------------------------------------------------------------------------
National Power Corp.:
5.875% Unsec. Unsub. Bonds,
12/19/16 [PHP]                                    109,600,000         2,281,155
6.875% Nts., 11/2/16 3                              1,324,000         1,348,129
9.625% Unsec. Bonds, 5/15/28                        2,270,000         2,761,192
--------------------------------------------------------------------------------
Reliant Energy, Inc.:
6.75% Sr. Sec. Nts., 12/15/14                         200,000           196,500
9.25% Sr. Sec. Nts., 7/15/10                          769,000           811,295
9.50% Sr. Sec. Nts., 7/15/13                          690,000           743,475
--------------------------------------------------------------------------------
Sierra Pacific Resources,
6.75% Sr. Unsec. Nts., 8/15/17                      1,777,000         1,751,784
                                                                ----------------
                                                                     17,571,349

--------------------------------------------------------------------------------
ENERGY TRADERS--1.0%
AES Corp. (The),
8.75% Sr. Sec. Nts., 5/15/13 3                      2,000,000         2,152,500

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ENERGY TRADERS Continued
Aes Dominicana Energia
Finance SA,
11% Sr. Nts., 12/13/15 2                     $      2,313,000   $     2,440,215
--------------------------------------------------------------------------------
AES Panama SA,
6.35% Sr. Nts., 12/21/16 2                          1,100,000         1,079,309
--------------------------------------------------------------------------------
AES Red Oak LLC,
8.54% Sr. Sec. Bonds,
Series A, 11/30/19                                    406,525           444,129
--------------------------------------------------------------------------------
Dynegy Holdings, Inc.:
6.875% Sr. Unsec. Unsub. Nts.,
4/1/11                                                621,000           624,105
8.375% Sr. Unsec. Nts., 5/1/16                      1,360,000         1,434,800
8.75% Sr. Nts., 2/15/12                               292,000           310,980
--------------------------------------------------------------------------------
Mirant Americas
Generation LLC:
8.30% Sr. Unsec. Nts., 5/1/11                       3,700,000         3,811,000
9.125% Sr. Unsec. Nts., 5/1/31                        500,000           532,500
--------------------------------------------------------------------------------
Mirant Mid-Atlantic LLC,
8.625% Sec. Pass-Through
Certificates,
Series A, 6/30/12                                     701,211           741,969
--------------------------------------------------------------------------------
NRG Energy, Inc.:
7.375% Sr. Nts., 1/15/17                            2,000,000         2,010,000
7.375% Sr. Nts., 2/1/16                             3,615,000         3,642,113
                                                                ----------------
                                                                     19,223,620

--------------------------------------------------------------------------------
GAS UTILITIES--0.0%
SEMCO Energy, Inc.,
7.125% Sr. Nts., 5/15/08                              150,000           150,599
--------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--0.0%
CMS Energy Corp.:
7.50% Sr. Nts., 1/15/09                                19,000            19,689
7.75% Sr. Nts., 8/1/10                                200,000           212,000
8.50% Sr. Nts., 4/15/11                               250,000           273,125
--------------------------------------------------------------------------------
NorthWestern Corp.,
5.875% Sr. Sec. Nts., 11/1/14                          90,000            88,514
                                                                ----------------
                                                                        593,328
                                                                ----------------

Total Corporate Bonds
and Notes
(Cost $480,573,408)                                                 488,014,872

                                                       SHARES
--------------------------------------------------------------------------------
PREFERRED STOCKS--0.1%
--------------------------------------------------------------------------------
AmeriKing, Inc., 13% Cum. Sr.
Exchangeable, Non-Vtg. 2,16                             4,253                --
--------------------------------------------------------------------------------
Dobson Communications Corp.,
6% Cv., Series F (converts into
Dobson Communications Corp.,
Cl. A common stock), Non-Vtg. 3                           608           116,356
--------------------------------------------------------------------------------
Eagle-Picher Holdings, Inc.,
11.75% Cum. Exchangeable,
Series B, Non-Vtg. 2,18                                 5,000                --
--------------------------------------------------------------------------------
ICG Holdings, Inc., 14.25%
Exchangeable, Non-Vtg. 2,16,18                            151                --

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
PREFERRED STOCKS Continued
--------------------------------------------------------------------------------
ION Media Networks, Inc.:
14.25% Cum., Non-Vtg. 2,16                                124   $       922,508
9.75% Cv., Series AI 2,16,18                                1             6,109
--------------------------------------------------------------------------------
Loral Skynet Corp.,
12% Cum., Series A, Non-Vtg. 2,16                       1,027           212,589
--------------------------------------------------------------------------------
Pennsylvania Real Estate
Investment Trust, 11%                                   2,000           108,600
--------------------------------------------------------------------------------
PTV, Inc., 10% Cum.,
Series A, Non-Vtg.                                          7                26
--------------------------------------------------------------------------------
Rural Cellular Corp.,
11.375% Cum.,
Series B, Non-Vtg. 2,16                                   228           285,570
--------------------------------------------------------------------------------
Sovereign Real Estate
Investment Trust,
12% Non-Cum., Series A 2                                4,600           716,450
                                                                ----------------
Total Preferred Stocks (Cost $2,501,291)                              2,368,208

-------------------------------------------------------------------------------
COMMON STOCKS--0.2%
--------------------------------------------------------------------------------
American Tower Corp. 18                                11,276           420,369
--------------------------------------------------------------------------------
ATA Holdings Corp. 2,18                                 2,168            32,520
--------------------------------------------------------------------------------
Beverly Hills Bancorp, Inc.                             6,273            52,003
--------------------------------------------------------------------------------
Cebridge Connections
Holding LLC 2,18                                        3,734                --
--------------------------------------------------------------------------------
Charles River Laboratories
International, Inc. 18                                  2,660           115,045
--------------------------------------------------------------------------------
Chesapeake Energy Corp.                                    91             2,644
--------------------------------------------------------------------------------
Citigroup, Inc.                                            55             3,064
--------------------------------------------------------------------------------
Covad Communications
Group, Inc. 18                                         16,528            22,809
--------------------------------------------------------------------------------
Dobson Communications
Corp., Cl. A 18                                        24,300           211,653
--------------------------------------------------------------------------------
El Paso Corp.                                          25,800           394,224
--------------------------------------------------------------------------------
Globix Corp. 18                                         6,880            29,928
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                         1,940           386,739
--------------------------------------------------------------------------------
ICO Global Communication
Holdings Ltd. 18                                        6,016            27,493
--------------------------------------------------------------------------------
Idearc, Inc. 18                                            46             1,318
--------------------------------------------------------------------------------
iPCS, Inc. 18                                           8,733           483,459
--------------------------------------------------------------------------------
Kaiser Aluminum Corp. 18                                1,472            82,403
--------------------------------------------------------------------------------
Leap Wireless International, Inc. 18                    1,714           101,932
--------------------------------------------------------------------------------
Liberty Global, Inc., Series A 18                       3,059            89,170
--------------------------------------------------------------------------------
Liberty Global, Inc., Series C 18                       3,102            86,856
--------------------------------------------------------------------------------
Loral Space &
Communications Ltd. 18                                  7,277           296,319
--------------------------------------------------------------------------------
Mirant Corp. 18                                         1,133            35,769
--------------------------------------------------------------------------------
NTL, Inc.                                              28,755           725,776
--------------------------------------------------------------------------------
Orbital Sciences Corp. 18                                 745            13,738
--------------------------------------------------------------------------------
Prandium, Inc. 2,18                                    24,165               242
--------------------------------------------------------------------------------
Premier Holdings Ltd. 2,18                             18,514                --

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS Continued
--------------------------------------------------------------------------------
Star Gas Partners LP 18                                   187   $           658
--------------------------------------------------------------------------------
Sterling Chemicals, Inc. 2,18                             720             9,180
--------------------------------------------------------------------------------
TVMAX Holdings, Inc. 2,18                               1,000             1,000
--------------------------------------------------------------------------------
Verizon Communications, Inc.                              935            34,819
--------------------------------------------------------------------------------
Viatel Holding (Bermuda) Ltd. 2,18                      2,251                11
--------------------------------------------------------------------------------
Western Forest Products, Inc. 9,18                     38,252            62,980
--------------------------------------------------------------------------------
WRC Media Corp. 2,18                                    1,082                11
--------------------------------------------------------------------------------
XO Holdings, Inc. 18                                    1,469             6,317
                                                                ----------------
Total Common Stocks (Cost $3,325,250)                                 3,730,449

                                                        UNITS
--------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------
ATA Holdings Corp. Wts.,
Exp. 2/28/11 18                                           266             1,952
--------------------------------------------------------------------------------
COLO.com, Inc. Wts.,
Exp. 3/15/10 2,18                                         400                --
--------------------------------------------------------------------------------
Concentric Network Corp. Wts.,
Exp. 12/15/07 2,18                                        100                --
--------------------------------------------------------------------------------
HF Holdings, Inc. Wts.,
Exp. 9/27/09 2,18                                         530                --
--------------------------------------------------------------------------------
iPCS, Inc. Wts., Exp. 6/15/10 2,18                        300                --
--------------------------------------------------------------------------------
Long Distance International,
Inc. Wts., Exp. 4/13/08 2,18                              200                --
--------------------------------------------------------------------------------
Ntelos, Inc. Wts., Exp. 8/15/10 2,18                      450                --
--------------------------------------------------------------------------------
Pathmark Stores, Inc. Wts.,
Exp. 9/19/10 18                                         5,710             1,428
--------------------------------------------------------------------------------
Sterling Chemicals, Inc. Wts.,
Exp. 12/19/08 18                                        1,174                12
--------------------------------------------------------------------------------
Venezuela (Republic of) Oil
Linked Payment Obligation Wts.,
Exp. 4/15/20 2,18                                       2,300            76,475
--------------------------------------------------------------------------------
Verado Holdings, Inc., Cl. B Wts.,
Exp. 4/15/08 18                                           175               114
--------------------------------------------------------------------------------
XO Communications, Inc.:
Series A Wts., Exp. 1/16/10 18                          2,946             2,062
Series B Wts., Exp. 1/16/10 18                          2,209               950
Series C Wts., Exp. 1/16/10 2,18                        2,209               486
                                                                ----------------
Total Rights, Warrants
and Certificates (Cost $34,719)                                          83,479

                                                    PRINCIPAL
                                                       AMOUNT
--------------------------------------------------------------------------------
STRUCTURED NOTES--13.5%
--------------------------------------------------------------------------------
Aiolos Ltd. Catastrophe
Linked Nts.,
8.214%, 4/8/09 1,3 [EUR]                              800,000         1,042,994
--------------------------------------------------------------------------------
Atlantic & Western Re Ltd.
Catastrophe Linked Nts.,
Series B, 15.375%, 11/15/10 1                       1,550,000         1,485,481

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
STRUCTURED NOTES Continued
--------------------------------------------------------------------------------
Barclays Capital, Russia
Federation Credit Linked Nts.,
5.16%, 8/18/08 8 [RUR]                            270,000,000   $     9,396,745
--------------------------------------------------------------------------------
Calabash Re Ltd. Catastrophe
Linked Nts., Cl. A-1,
13.87%, 6/1/09 1,2                                  1,750,000         1,773,800
--------------------------------------------------------------------------------
Cascadia Ltd. Catastrophe
Linked Nts.:
8.475%, 6/13/08 1,3                                   500,000           493,425
9.37%, 8/31/09 1                                    1,130,000         1,123,333
--------------------------------------------------------------------------------
Cat-Mex Ltd. Catastrophe
Linked Nts., Cl. A,
7.726%, 5/19/09 1,2                                 1,950,000         1,951,853
--------------------------------------------------------------------------------
Champlain Ltd. Catastrophe
Linked Nts., Series A,
18.12%, 1/7/09 1                                      940,000           931,564
--------------------------------------------------------------------------------
Citigroup Global Markets
Holdings, Inc.:
Argentina (Republic of) Credit
Linked Nts.,
4%, 5/22/08 13 [ARP]                                  840,000           753,303
Argentina (Republic of)
Unsec. Credit Linked Nts.,
4%, 4/16/10 13 [ARP]                                2,081,178         1,158,297
Brazil (Federal Republic of)
Credit Linked Nts.,
10%, 1/5/10 [BRR]                                  10,670,000         4,695,699
Brazil (Federal Republic of)
Unsec. Credit Linked Nts.,
10%, 1/5/10 [BRR]                                   2,927,000         1,353,859
Brazil (Federal Republic of)
Unsec. Credit Linked Nts.,
10%, 1/5/10 [BRR]                                   4,619,000         2,136,479
Brazil (Federal Republic of)
Unsec. Credit Linked Nts.,
14.809%, 1/5/10 8 [BRR]                             2,480,096           815,013
Brazil (Federal Republic of)
Unsec. Credit Linked Nts.,
15.427%, 1/2/09 8 [BRR]                             2,231,957           826,665
Brazil (Federal Republic of)
Unsec. Credit Linked Nts.,
15.728%, 1/3/08 8 [BRR]                             1,948,615           811,715
Colombia (Republic of) Credit
Linked Bonds,
11%, 7/24/20 [COP]                              1,060,000,000           553,653
Colombia (Republic of) Credit
Linked Nts., Series II,
15%, 4/27/12 [COP]                                552,359,546           307,333
Colombia (Republic of) Unsec.
Credit Linked Nts., 15%,
4/27/12 [COP]                                   1,200,000,000           667,679
Colombia (Republic of) Unsec.
Credit Linked Nts.,
15%, 4/27/12 [COP]                              1,034,000,000           575,317

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
STRUCTURED NOTES Continued
--------------------------------------------------------------------------------
Colombia (Republic of) Unsec.
Credit Linked Nts.,
15%, 4/27/12 [COP]                                927,000,000   $       515,782
Dominican Republic Credit
Linked Nts.,
10.105%, 7/2/07 (linked to
Dominican Republic Treasury
Bills) 6,8 [DOP]                                   16,200,000           459,896
Dominican Republic
Credit Linked Nts.,
10.705%, 3/5/07 (linked to
Dominican Republic Treasury
Bills) 8 [DOP]                                     46,250,000         1,357,593
Dominican Republic Credit
Linked Nts.,
14.608%, 5/14/07 (linked to
Dominican Republic Treasury
Bills) 8 [DOP]                                     18,300,000           526,340
Dominican Republic Credit
Linked Nts., 16.15%, 3/12/07
(linked to Dominican Republic
Treasury Bills) 8 [DOP]                            26,500,000           776,280
Dominican Republic Credit
Linked Nts., 17%, 3/12/07 [DOP]                    21,900,000           661,773
Dominican Republic Credit
Linked Nts., 22%, 10/3/11 [DOP]                    25,600,000           880,012
Dominican Republic Credit
Linked Nts.,
Series II, 15.603%, 4/23/07
(linked to Dominican
Republic Treasury Bills) 8 [DOP]                    7,591,000           219,667
Dominican Republic Unsec.
Credit Linked Nts.,
11.648%, 9/24/07 (linked to
Dominican Republic Treasury
Bills) 8 [DOP]                                     65,700,000         1,806,092
Dominican Republic Unsec.
Credit Linked Nts.,
15.638%, 4/30/07 (linked to
Dominican Republic Treasury
Bills) 8 [DOP]                                      6,910,000           199,553
Dominican Republic Unsec.
Credit Linked Nts.,
Series II, 15.736%, 4/30/07
(linked to Dominican Republic
Treasury Bills) 8  [DOP]                           15,150,000           437,516
Egypt (The Arab Republic of)
Credit Linked Nts.,
8.70%, 7/12/07 (linked to
Egyptian Treasury Bills) 2,8 [EGP]                  7,610,000         1,266,168
Egypt (The Arab Republic of)
Credit Linked Nts.,
9.079%, 3/22/07 (linked to
Egyptian Treasury Bills) 2,8 [EGP]                  5,200,000           890,972
Egypt (The Arab Republic of)
Unsec. Credit Linked Nts.,
8.50%, 2/16/08 [EGP]                                4,450,000           790,540

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
STRUCTURED NOTES Continued
--------------------------------------------------------------------------------
Egypt (The Arab Republic of)
Unsec. Credit Linked Nts.,
8.775%, 2/22/07 (linked to
Egyptian Treasury Bills) 2,8 [EGP]                  7,350,000   $     1,268,917
Nigeria (Federal Republic of)
Credit Linked Nts.,
12.474%, 7/22/07 8 [NGN]                          219,970,000         1,612,373
Nigeria (Federal Republic of)
Credit Linked Nts.,
14.50%, 3/1/11 [NGN]                              347,000,000         2,908,199
Nigeria (Federal Republic of)
Credit Linked Nts.,
Series II, 14.50%, 4/4/11 [NGN]                   265,000,000         2,223,901
Rusfinans Bank Unsec. Credit
Linked Nts., 7.48%, 7/2/07 6 [RUR]                 50,900,000         1,952,686
Russian Federation Credit
Linked Nts., 5.315%, 1/20/11                       10,000,000        10,372,540
Ukraine Hryvnia Unsec.
Credit Linked Nts.,
11.94%, 1/4/10 [UAH]                                  880,000           189,745
Zambia (Republic of) Credit
Linked Nts.,
10.684%, 2/21/07 (linked to
Zambian Treasury Bills) 8 [ZMK]                 3,160,000,000           704,243
Zambia (Republic of) Credit
Linked Nts.,
Series II, 10.745%, 2/21/07
(linked to Zambian
Treasury Bills) 8 [ZMK]                         1,290,000,000           287,492
--------------------------------------------------------------------------------
Credit Suisse First
Boston International:
EESRRU Total Return
Linked Nts., 8.25%, 6/22/10 [RUR]                  93,500,000         3,691,981
Indonesia (Republic of)
Total Return Linked Nts.,
12%, 9/16/11 [IDR]                             14,800,000,000         1,798,545
OAO Gazprom Credit
Linked Nts., 8.11%, 1/21/07 [RUR]                  28,065,000         1,106,332
Rurail Total Return Linked Nts.,
6.67%, 1/22/09 [RUR]                               49,210,000         1,871,160
South African Rand Interest
Bearing Linked Nts.,
Series FBi 43, 5.245%, 5/23/22 1                      825,000           810,563
Turkey (Republic of) Credit
Linked Nts., Series EMG 59,
21.41%, 7/16/08 8  [TRY]                            3,485,000         1,825,621
Ukraine (Republic of) Credit
Linked Nts., Series EMG 13,
11.94%, 12/30/09 [UAH]                              2,195,000           483,899
--------------------------------------------------------------------------------
Credit Suisse First Boston, Inc.
(Nassau Branch):
Turkey (Republic of) Credit
Linked Nts.,
Series 2, 20.853%, 7/16/08 8 [TRY]                  6,270,000         3,284,545

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
STRUCTURED NOTES Continued
--------------------------------------------------------------------------------
Credit Suisse First Boston, Inc.
(Nassau Branch): Continued
Ukraine (Republic of) Credit
Linked Nts.,
11.94%, 12/30/09 [UAH]                              5,650,000   $     1,245,573
Ukraine (Republic of) Credit
Linked Nts., Series EMG 11,
11.94%, 12/30/09 [UAH]                                661,000           145,721
Ukraine (Republic of) Credit
Linked Nts., Series NPC 12,
11.94%, 12/30/09 [UAH]                              4,170,000           919,299
--------------------------------------------------------------------------------
Deutsche Bank AG:
Argentina (Republic of) Credit
Linked Nts., 4%, 12/21/11 [ARP]                     2,990,000         2,556,182
Arrendadora Capita Corp. SA
de CV/Capita Corp. (The) de
Mexico SA de CV Credit Linked
Nts., 9.09%, 1/5/11 2 [MXN]                        16,172,983         1,498,954
Arrendadora Capita Corp. SA
de CV/Capita Corp. (The) de
Mexico SA de CV Credit Linked
Nts., 9.65%, 1/5/11 2 [MXN]                        10,691,738           994,649
Brazil Real Credit Linked Nts.,
13.882%, 3/3/10 8 [BRR]                             4,580,760         1,790,066
Brazil Real Credit Linked Nts.,
6%, 8/18/10 [BRR]                                   2,065,000         1,468,214
Campania Total Return Linked
Nts., 4.211%, 7/30/10 1 [EUR]                       5,200,000         6,807,947
Campania Total Return Linked
Nts., 4.248%, 7/30/10 1 [EUR]                       5,050,000         6,688,225
Colombia (Republic of) Credit
Linked Nts., 13.50%, 9/15/14 [COP]              2,002,000,000         1,110,692
Egypt (The Arab Republic of)
Total Return Linked Nts.,
10.029%, 9/12/07 (linked to
Egyptian Treasury Bills) 2,8 [EGP]                11,720,000         1,909,675
Egypt (The Arab Republic of)
Total Return Linked Nts.,
9.096%, 2/1/07 (linked to
Egyptian Treasury Bills) 2,8 [EGP]                  5,140,000           892,238
European Investment Bank,
Russian Federation Credit
Linked Nts., 5.502%, 1/19/10 8                        705,000           610,883
Grupo TMM SA Credit Linked
Nts., 6%, 9/7/12 2                                  2,473,576         2,492,294
Halyk Bank of Kazakhstan Total
Return Linked Nts., Series I,
7.25%, 3/20/09 [KZT]                              258,990,000         2,135,033
Indonesia (Republic of) Credit
Linked Nts., 9.50%, 6/22/15                           820,000           787,856
Indonesia (Republic of) Credit
Linked Nts., Series III,
14.25%, 6/15/13                                       873,600         1,049,630
Nigeria (Federal Republic of)
Credit Linked Nts.,
12.50%, 2/24/09 [NGN]                              67,900,000           564,498

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
STRUCTURED NOTES Continued
--------------------------------------------------------------------------------
Deutsche Bank AG: Continued
Nigeria (Federal Republic of)
Credit Linked Nts.,
15%, 1/27/09 [NGN]                                 91,000,000   $       802,185
OAO Gazprom I Credit Nts.,
9.22%, 10/20/07                                       790,000           827,067
OAO Gazprom II Credit Nts.,
8.97%, 4/20/07                                        790,000           812,231
Peru (Republic of) Credit Linked
Nts., 6.73%, 2/20/11 1                                875,000           891,392
RosSelkhoz Bank Total Return
Linked Nts.,
6.926%, 2/22/08 8 [RUR]                            57,640,000         2,022,737
Russian Federation Credit Linked
Nts., 0%, 12/2/09 8  [RUR]                         19,221,000           763,532
Russian Federation Total Return
Linked Nts.,
Series II, 9%, 4/22/11 [RUR]                       21,590,000           896,610
Russian Unified Energy Systems
Total Return Linked Nts.,
Series FSK3,
7.10%, 12/16/08 [RUR]                              50,530,000         1,927,589
Sberbank Total Return
Linked Nts.,
6.588%,
2/27/08 8 [RUR]                                    76,860,000         2,699,100
Sberbank Total Return
Linked Nts.,
6.593%, 2/20/08 8 [RUR]                            57,640,000         2,026,682
Ukraine (Republic of) 5 yr.
Credit Linked Nts.,
4.05%, 8/25/10                                        885,000           921,657
Ukraine (Republic of) 5.5 yr.
Credit Linked Nts.,
4.05%, 2/25/11                                        885,000           920,922
Ukraine (Republic of) 6 yr.
Credit Linked Nts.,
4.05%, 8/25/11                                        885,000           920,763
Ukraine (Republic of) 6.5 yr.
Credit Linked Nts.,
4.05%, 2/27/12                                        885,000           919,630
Ukraine (Republic of) 7 yr.
Credit Linked Nts.,
4.05%, 8/28/12                                        885,000           917,249
Ukraine (Republic of) Credit
Linked Nts.,
11.94%, 12/30/09 [UAH]                                269,000            58,346
Ukraine (Republic of) Credit
Linked Nts.,
11.94%, 12/30/09 [UAH]                                955,000           207,138
Ukraine (Republic of) Credit
Linked Nts.,
5.592%, 5/16/07 [UAH]                               2,390,000           478,024
Ukraine (Republic of) Credit
Linked Nts.,
Series A, 5.592%, 5/16/07 [UAH]                     2,390,000           478,024

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
STRUCTURED NOTES Continued
--------------------------------------------------------------------------------
United Mexican States BORHIS
Total Return Linked Nts.,
6.10%, 9/27/35 [MXN]                                3,814,803   $     1,484,151
United Mexican States
Credit Linked Nts.,
9.52%, 1/5/11 2  [MXN]                             10,708,094           994,932
Videocon International Ltd.
Credit Linked Nts.,
6.26%, 12/29/09 2                                   1,630,000         1,638,427
--------------------------------------------------------------------------------
Dow Jones CDX
High Yield Index:
8.25% Pass-Through
Certificates,
Series 4-T1, 6/29/10 2                             12,061,200        12,543,648
8.375% Pass-Through
Certificates,
Series 7-T1, 12/29/11 2                            10,350,000        10,582,875
--------------------------------------------------------------------------------
Dresdner Bank AG,
Lukoil Credit Linked Nts.,
Series 3,7.04%, 12/8/11 [RUR]                      34,190,000         1,298,741
--------------------------------------------------------------------------------
Eurus Ltd.
Catastrophe Linked Nts.,
11.626%, 4/8/09 1,2                                 1,400,000         1,389,500
--------------------------------------------------------------------------------
Fhu-Jin Ltd.
Catastrophe Linked Nts., Cl. B,
9.27%, 8/10/11 1,2                                  1,630,000         1,644,426
--------------------------------------------------------------------------------
Foundation Re II Ltd.
Catastrophe Linked Nts.,
15.173%, 1/8/09 1,2                                   926,000           926,000
--------------------------------------------------------------------------------
Foundation Re Ltd.
Catastrophe Linked Nts.,
9.473%, 11/24/08 1,3                                1,000,000           943,180
--------------------------------------------------------------------------------
Goldman Sachs Group,
Inc. (The), Russag Total
Return Linked Nts.,
7.25%, 12/23/09 6  [RUR]                           50,540,000         1,919,812
--------------------------------------------------------------------------------
Goldman Sachs International,
Russian Federation Total
Return Linked Nts.,
8%, 5/13/09 1  [RUR]                               84,500,000         3,256,317
--------------------------------------------------------------------------------
ING Bank NV, Ukraine
(Republic of) Credit Linked
Nts., Series 725, 11.89%,
12/30/09 2  [UAH]                                   4,689,000         1,016,988
--------------------------------------------------------------------------------
JPMorgan Chase Bank:
Argentina (Republic of)
Credit Linked Nts.,
4%, 12/19/11 2  [ARP]                               4,355,000         3,763,285
Brazil (Federal Republic of)
Credit Linked Nts.,
12.08%, 1/2/15 8  [BRR]                             3,693,700           673,372
Brazil (Federal Republic of)
Credit Linked Nts.,
12.683%, 6/1/13 8  [BRR]                            5,490,000         1,197,109

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
STRUCTURED NOTES Continued
--------------------------------------------------------------------------------
JPMorgan Chase Bank: Continued
Brazil (Federal Republic of)
Credit Linked Nts.,
15.326%, 1/2/15 8  [BRR]                           10,948,600   $     1,995,961
Brazil (Federal Republic of)
Credit Linked Nts.,
2.731%, 11/30/12 8  [ARP]                           4,550,000         1,235,081
Brazil (Federal Republic of)
Credit Linked Nts.,
6%, 5/16/45 2  [BRR]                                5,855,000         3,719,329
Brazil (Federal Republic of)
Credit Linked Nts.,
Series II, 13.553%, 1/2/15 8  [BRR]                 8,035,000         1,464,803
Brazil (Federal Republic of)
Credit Linked Nts.,
Series III, 12.184%, 1/2/15 8  [BRR]                8,500,000         1,549,574
Colombia (Republic of) Credit
Linked Bonds,
10.19%, 1/5/16 8  [COP]                        20,100,000,000         3,644,668
Colombia (Republic of) Credit
Linked Bonds, 10.218%,
10/31/16 2,8  [COP]                            12,177,000,000         1,931,130
Colombia (Republic of) Credit
Linked Bonds, 11.198%,
8/3/20 8  [COP]                                11,160,000,000         1,385,076
Colombia (Republic of) Credit
Linked Bonds, Series A,
10.218%, 10/31/16 2,8 [COP]                    12,125,000,000         1,922,884
Peru (Republic of) Credit Linked
Nts., 8.115%, 9/2/15 8  [PEN]                       3,470,000           596,250
Swaziland (Kingdom of) Credit
Linked Nts., 7.25%, 6/20/10                         1,120,000         1,111,824
--------------------------------------------------------------------------------
Lakeside Re Ltd. Catastrophe
Linked Nts., 11.865%, 12/31/09 1,3                  2,000,000         2,000,000
--------------------------------------------------------------------------------
Lehman Brothers Holdings,
Inc., High Yield Targeted
Return Index Securities,
Series 2006-1, 7.546%, 5/1/16 2,19                  9,600,000         9,936,288
--------------------------------------------------------------------------------
Lehman Brothers International,
Romania (Republic of) Total
Return Linked Nts., 7.90%,
2/9/10 (linked to Romanian
Treasury Bills) [RON]                                 821,400           368,929
--------------------------------------------------------------------------------
Lehman Brothers Special
Financing, Inc.:
Romania (Republic of)
Total Return Linked Nts.,
6.50%, 3/10/10 (linked to
Romanian Treasury Bills) [RON]                      2,228,300           940,198
Romania (Republic of) Total
Return Linked Nts.,
6.75%, 3/11/08 (linked to
Romanian Treasury Bills) [RON]                      2,600,000         1,124,297
Romania (Republic of) Total
Return Linked Nts.,
7.25%, 4/18/10 (linked to
Romanian Treasury Bills) [RON]                        213,000            91,952

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
STRUCTURED NOTES Continued
--------------------------------------------------------------------------------
Lehman Brothers Special
Financing, Inc.: Continued
Romania (Republic of) Total
Return Linked Nts., 7.50%,
3/6/07 (linked to Romanian
Treasury Bills) [RON]                                 354,000   $       156,744
Romania (Republic of) Total
Return Linked Nts., 7.75%,
4/18/08 (linked to Romanian
Treasury Bills) [RON]                                 199,000            87,691
Romania (Republic of) Total
Return Linked Nts., 7.75%,
4/18/08 (linked to Romanian
Treasury Bills) [RON]                                 512,000           225,616
Romania (Republic of) Total
Return Linked Nts., 7.90%,
2/12/08 (linked to Romanian
Treasury Bills) [RON]                               1,885,100           844,192
--------------------------------------------------------------------------------
Merrill Lynch, Colombia
(Republic of) Credit Linked Nts.,
10%, 11/17/16 [COP]                             1,784,000,000           804,932
--------------------------------------------------------------------------------
Merrill Lynch Global Markets &
Investment Banking Group Total
Return Linked Nts., 10.50%,
5/12/08 (linked to RCCF
Loan Participation
Nts.) 2  [RUR]                                     46,000,000         1,747,355
--------------------------------------------------------------------------------
Morgan Stanley & Co.
International Ltd./Red Arrow
International Leasing plc:
Total Return Linked Nts.,
Series A, 8.375%, 6/30/12 2 [RUR]                  33,845,308         1,329,359
Total Return Linked Nts.,
Series B, 11%, 6/30/12 2 [RUR]                     27,965,555         1,089,717
--------------------------------------------------------------------------------
Morgan Stanley Capital
Services, Inc.:
Bank Center Credit Total Return
Linked Nts.,7.52%, 6/6/08 [KZT]                   482,000,000         3,838,228
Brazil (Federal Republic of) Sr.
Linked Nts., 14.40%, 8/4/16 [BRR]                   5,793,682         3,233,778
Philippines (Republic of the)
Credit Linked Nts.,
10.24%, 9/20/15 2                                  10,300,000        12,195,200
Philippines (Republic of the)
Credit Linked Nts.,
8.619%, 9/20/15 2                                   1,230,000         1,396,173
Philippines (Republic of the)
Credit Linked Nts.,
8.22%, 6/20/16 1,2                                  1,360,000         1,423,104
United Mexican States Credit
Linked Nts., 5.64%, 11/20/15                        2,000,000         2,029,600
Venezuela (Republic of) 10 yr.
Credit Linked Nts.,
7.85%, 11/20/15                                     1,885,000         2,052,577
Venezuela (Republic of) Credit
Linked Nts., 6.49%, 5/20/10                         1,480,000         1,522,476

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
STRUCTURED NOTES Continued
--------------------------------------------------------------------------------
Morgan Stanley Capital
Services, Inc.: Continued
Venezuela (Republic of) Credit
Linked Nts., 7.382%, 5/20/10                 $      1,900,000   $     2,073,090
WTI Trading Ltd. Total Return
Linked Nts.,
Series A, 0%, 2/1/09 6,8                            3,630,000         3,630,000
WTI Trading Ltd. Total Return
Linked Nts.,
Series B, 0%, 2/1/09 6,8                            4,850,000         4,850,000
--------------------------------------------------------------------------------
Osiris Capital plc Catastrophe
Linked Combined Mortality
Index Nts.,
Series D, 10.37%, 1/15/10 1,2                         890,000           894,984
--------------------------------------------------------------------------------
Residential Reinsurance Ltd.
Catastrophe Linked Nts.,
Series B, 13.819%, 6/6/08 1                         1,300,000         1,186,445
--------------------------------------------------------------------------------
Successor Cal Quake Parametric
Ltd. Catastrophe Linked Nts.,
Cl. A-I, 10.603%, 6/6/08 1,2                        1,040,000         1,027,676
--------------------------------------------------------------------------------
Successor Euro Wind Ltd.
Catastrophe Linked Nts.,
Series A-I, 22.853%, 6/6/08 1,3                     1,450,000         1,469,068
--------------------------------------------------------------------------------
Successor Japan Quake Ltd.
Catastrophe Linked Nts.,
Series A-I, 9.603%, 6/6/08 1,2                      2,450,000         2,465,558
--------------------------------------------------------------------------------
UBS AG:
Ghana (Republic of) Credit
Linked Nts.,
14.47%, 12/21/11 6  [GHC]                      12,220,520,000         1,336,226
Israel (State of) Credit Linked
Nts., 7.50%, 4/5/14 [ILS]                           4,792,700         1,389,347
--------------------------------------------------------------------------------
VASCO Re 2006 Ltd.
Catastrophe Linked Nts.,
13.866%, 6/5/09 1,2                                 1,550,000         1,574,955
                                                                ----------------
Total Structured Notes (Cost $256,767,956)                          271,358,738

                                   STRIKE
                          DATE      PRICE           CONTRACTS
--------------------------------------------------------------------------------
OPTIONS PURCHASED--0.0%
--------------------------------------------------------------------------------
Euro (EUR) Call 18        1/4/07   1.34USD         10,980,000             1,475
--------------------------------------------------------------------------------
Euro (EUR) Call 18        3/5/07   1.33USD         19,070,000           198,061
--------------------------------------------------------------------------------
New Turkish Lira
(TRY)/Japanese
Yen (JPY) Call 18        1/30/07  77.00TRY          6,610,000           339,049
                                                                ----------------
Total Options Purchased (Cost $570,706)                                 538,585

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
MONEY MARKET FUND--17.4% 20
--------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E,
5.25% 21,22
(Cost $349,023,806)                               349,023,806   $   349,023,806
--------------------------------------------------------------------------------
Total Investments, at Value
(excluding Investments
Purchased with Cash
Collateral from
Securities Loaned)
(Cost $2,006,345,303)                                             2,045,366,044

                                                    PRINCIPAL
                                                       AMOUNT
--------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LOANED--4.1% 14
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--3.9%
Undivided interest of 0.67% in joint
repurchase agreement (Principal
Amount/Value $4,100,000,000, with a
maturity value of $4,102,437,222) with
Nomura Securities, 5.35%, dated 12/29/06,
to be repurchased at $27,646,282 on
1/2/07, collateralized by U.S. Agency
Mortgages, 0.00%-22.12%, 3/15/14-5/1/46,
with a value of $4,182,000,000               $     27,629,858        27,629,858

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
Undivided interest of 3.33% in joint
repurchase agreement (Principal
Amount/Value $1,500,000,000, with a
maturity value of 1,500,887,083 with Banc
of America Securities LLC, 5.3225%, dated
12/29/06, to be repurchased at $50,029,569
on 1/2/07, collateralized by U.S. Agency
Mortgages, 0.00%-6%, 8/1/34-11/15/36, with
a value of $1,530,000,000                    $     50,000,000   $    50,000,000
                                                                ----------------
                                                                     77,629,858

--------------------------------------------------------------------------------
YANKEE CERTIFICATE OF DEPOSIT FLOATING NOTE--0.2%
Natexis Banques Populaires NY,
5.34%, 1/2/07                                       4,000,000         4,000,000
                                                                ----------------

Total Investments Purchased with
Cash Collateral from Securities Loaned
(Cost $81,629,858)                                                   81,629,858
--------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE
(COST $2,087,975,161)                                   106.2%    2,126,995,902
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS
OF OTHER ASSETS                                          (6.2)     (124,176,379)
                                             -----------------------------------

NET ASSETS                                              100.0%  $ 2,002,819,523
                                             ===================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

PRINCIPAL AMOUNT IS REPORTED IN U.S. DOLLARS, EXCEPT FOR THOSE DENOTED IN THE
FOLLOWING CURRENCIES:

ARP   Argentine Peso
AUD   Australian Dollar
BRR   Brazilian Real
CAD   Canadian Dollar
COP   Colombian Peso
DEM   German Mark
DKK   Danish Krone
DOP   Dominican Republic Peso
EGP   Egyptian Pounds
EUR   Euro
GBP   British Pound Sterling
GHC   Ghanaian Cedi
IDR   Indonesia Rupiah
ILS   Israeli Shekel
JPY   Japanese Yen
KZT   Kazakhstan Tenge
MXN   Mexican Nuevo Peso
MYR   Malaysian Ringgit
NGN   Nigeria Naira
PEN   Peruvian New Sol
PHP   Philippines Peso
PLZ   Polish Zloty
RON   New Romanian Leu
RUR   Russian Ruble
TRY   New Turkish Lira
UAH   Ukraine Hryvnia
UYU   Uruguay Peso
ZMK   Zambian Kwacha

1. Represents the current interest rate for a variable or increasing rate security.

2. Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of December 31, 2006 was $154,427,153, which represents
7.71% of the Fund's net assets, of which $242 is considered restricted. In addition, the Fund has restricted currency of $350,631 which represesnts 0.02%
of the Fund's net assets. See Note 12 of accompanying Notes.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $114,299,508 or 5.71% of the Fund's net assets as of December 31, 2006.

4. Issuer is in default. See Note 1 of accompanying Notes.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example,
GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $12,294,268 or 0.61% of the Fund's net assets as of December 31, 2006.

6. When-issued security or forward commitment to be delivered and settled after
December 31, 2006. See Note 1 of accompanying Notes.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
These securities amount to $713,556 or 0.04% of the Fund's net assets as of
December 31, 2006.

8. Zero coupon bond reflects effective yield on the date of purchase.

9. Partial or fully-loaned security. See Note 13 of accompanying Notes.

10. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of accompanying Notes.

11. A sufficient amount of securities has been designated to cover outstanding written put options, as follows:

                                                      CONTRACTS   EXPIRATION    EXERCISE           PREMIUM               VALUE
                                                 SUBJECT TO PUT        DATES       PRICE          RECEIVED          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

Euro                                                 19,070,000       3/5/07   $   1.306        $  141,118           $ 149,286
New Turkish Lira (TRY)/Japanese Yen (JPY)             6,610,000      1/30/07      65.000TRY        112,086                  --
                                                                                                ------------------------------
                                                                                                $  253,204           $ 149,286
                                                                                                ==============================

12. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $7,371,675. See Note 6 of accompanying Notes.

13. Denotes an inflation-indexed security: coupon and principal are indexed to the consumer price index.

14. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 13 of accompanying Notes.

15. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

16. Interest or dividend is paid-in-kind, when applicable.

17. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

18. Non-income producing security.

19. Interest rate represents a weighted average rate comprised of the interest rates of the underlying securities.

20. The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

21. Rate shown is the 7-day yield as of December 31, 2006.

22. Represents ownership of an affiliated fund, at or during the period ended
December 31, 2006. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                      SHARES          GROSS          GROSS              SHARES
                                                           DECEMBER 31, 2005      ADDITIONS     REDUCTIONS   DECEMBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------

Oppenheimer Institutional Money
Market Fund, Cl. E, 5.25%*                                                --    593,190,594    244,166,788         349,023,806

                                                                                                     VALUE            DIVIDEND
                                                                                                SEE NOTE 1              INCOME
------------------------------------------------------------------------------------------------------------------------------

Oppenheimer Institutional Money Market Fund, Cl. E, 5.25%*                                    $349,023,806          $3,924,658

* The money market fund and the Fund are affiliated by having the same investment advisor.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

ASSETS
--------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $1,738,951,355)                                     $  1,777,972,096
Affiliated companies (cost $349,023,806)                                              349,023,806
                                                                                 -----------------
                                                                                    2,126,995,902
--------------------------------------------------------------------------------------------------
Cash                                                                                    1,685,264
--------------------------------------------------------------------------------------------------
Cash--foreign currencies (cost $328,857)                                                  332,540
--------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                                   7,334,177
--------------------------------------------------------------------------------------------------
Unrealized appreciation on swap contracts                                              10,351,272
--------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest, dividends and principal paydowns                                             22,694,611
Investments sold (including $13,407,188 sold on a when-issued basis or
forward commitment)                                                                    13,961,783
Shares of beneficial interest sold                                                      5,313,256
Futures margins                                                                           199,499
Other                                                                                      30,150
                                                                                 -----------------
Total assets                                                                        2,188,898,454

--------------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------------
Options written, at value (premiums received $253,204)--see accompanying
statement of investments                                                                  149,286
--------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                             81,629,858
--------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency contracts                                   3,072,693
--------------------------------------------------------------------------------------------------
Unrealized depreciation on swap contracts                                               1,711,141
--------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $93,798,047 purchased on a when-issued basis
or forward commitment)                                                                 96,462,473
Closed foreign currency contracts                                                       1,867,580
Distribution and service plan fees                                                        805,189
Shares of beneficial interest redeemed                                                    240,612
Shareholder communications                                                                 42,371
Trustees' compensation                                                                     19,926
Transfer and shareholder servicing agent fees                                               1,732
Other                                                                                      76,070
                                                                                 -----------------
Total liabilities                                                                     186,078,931

--------------------------------------------------------------------------------------------------
NET ASSETS                                                                       $  2,002,819,523
                                                                                 =================

--------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                       $        376,752
--------------------------------------------------------------------------------------------------
Additional paid-in capital                                                          1,895,447,976
--------------------------------------------------------------------------------------------------
Accumulated net investment income                                                      71,431,376
--------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions        (13,225,859)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and
liabilities denominated in foreign currencies                                          48,789,278
                                                                                 -----------------
NET ASSETS                                                                       $  2,002,819,523
                                                                                 =================

--------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $606,631,471 and 115,295,601 shares of beneficial
interest outstanding)                                                            $           5.26
--------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $1,396,188,052 and 261,456,885 shares of beneficial
interest outstanding)                                                            $           5.34

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

INVESTMENT INCOME
--------------------------------------------------------------------------------------------------
Interest (net of foreign withholding taxes of $18,055)                           $     84,901,358
--------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $33,008)                      776,901
Affiliated companies                                                                    3,924,658
--------------------------------------------------------------------------------------------------
Fee income                                                                                249,146
--------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                    242,632
                                                                                 -----------------
Total investment income                                                                90,094,695

--------------------------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------------------------
Management fees                                                                         9,733,081
--------------------------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                                      2,537,242
--------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                         10,034
Service shares                                                                             10,057
--------------------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                                         44,225
Service shares                                                                             82,056
--------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                74,937
--------------------------------------------------------------------------------------------------
Trustees' compensation                                                                     22,282
--------------------------------------------------------------------------------------------------
Administration service fees                                                                 1,500
--------------------------------------------------------------------------------------------------
Other                                                                                      92,894
                                                                                 -----------------
Total expenses                                                                         12,608,308
Less reduction to custodian expenses                                                       (5,883)
Less waivers and reimbursements of expenses                                               (74,462)
                                                                                 -----------------
Net expenses                                                                           12,527,963

--------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                  77,566,732

--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                                                            12,252,328
Closing and expiration of option contracts written                                        152,431
Closing and expiration of swaption contracts                                               57,519
Closing and expiration of futures contracts                                             4,147,395
Foreign currency transactions                                                         (11,266,901)
Swap contracts                                                                         (1,982,622)
                                                                                 -----------------
Net realized gain                                                                       3,360,150
--------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                            14,128,572
Translation of assets and liabilities denominated in foreign currencies                18,593,974
Futures contracts                                                                      (3,879,631)
Option contracts written                                                                  103,918
Swaption contracts                                                                        (28,270)
Swap contracts                                                                          7,844,472
                                                                                 -----------------
Net change in unrealized appreciation                                                  36,763,035

--------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $    117,689,917
                                                                                 =================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                           2006               2005
----------------------------------------------------------------------------------------------------------

OPERATIONS
----------------------------------------------------------------------------------------------------------
Net investment income                                                 $     77,566,732   $     44,032,240
----------------------------------------------------------------------------------------------------------
Net realized gain                                                            3,360,150         14,763,560
----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                       36,763,035        (33,428,041)
                                                                      ------------------------------------
Net increase in net assets resulting from operations                       117,689,917         25,367,759

----------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                         (23,204,298)       (28,059,108)
Service shares                                                             (32,674,854)       (12,131,395)
                                                                      ------------------------------------
                                                                           (55,879,152)       (40,190,503)

----------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares                                                          50,531,351        (62,203,962)
Service shares                                                             694,229,148        415,654,659
                                                                      ------------------------------------
                                                                           744,760,499        353,450,697

----------------------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------------
Total increase                                                             806,571,264        338,627,953
----------------------------------------------------------------------------------------------------------
Beginning of period                                                      1,196,248,259        857,620,306
                                                                      ------------------------------------
End of period (including accumulated net investment income of
$71,431,376 and $53,188,525, respectively)                            $  2,002,819,523   $  1,196,248,259
                                                                      ====================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

OPPENHEIMER STRATEGIC BOND FUND/VA
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES     YEAR ENDED DECEMBER 31,          2006            2005            2004            2003         2002
--------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     5.11      $     5.21      $     5.05      $     4.57   $     4.62
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .26 1           .25 1           .22 1           .22          .29
Net realized and unrealized gain (loss)                  .11            (.12)            .20             .56          .03
                                                  ------------------------------------------------------------------------
Total from investment operations                         .37             .13             .42             .78          .32
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.22)           (.23)           (.26)           (.30)        (.37)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     5.26      $     5.11      $     5.21           $5.05   $     4.57
                                                  ========================================================================

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      7.49%           2.67%           8.67%          18.07%        7.44%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  606,632      $  538,141      $  614,915      $  571,445   $  406,126
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  564,248      $  550,201      $  584,878      $  472,213   $  374,519
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   5.05%           4.91%           4.50%           5.61%        6.89%
Total expenses                                          0.64% 4         0.71%           0.74%           0.75%        0.79%
Expenses after payments and waivers and
reduction to custodian expenses                         0.63%           0.71%           0.74%           0.75%        0.78%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   93% 5           98% 5           88% 5          117%          65%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

                Year Ended December 31, 2006    0.64%

5. The portfolio turnover rate excludes purchase and sale transactions of To Be
Announced (TBA) mortgage-related securities as follows:

                                   PURCHASE TRANSACTIONS    SALE TRANSACTIONS
    -------------------------------------------------------------------------
    Year Ended December 31, 2006          $  742,785,501       $  749,719,239
    Year Ended December 31, 2005             890,029,144          873,786,459
    Year Ended December 31, 2004             959,649,113          973,488,511

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SERVICE SHARES     YEAR ENDED DECEMBER 31,                2006            2005            2004           2003       2002
-------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $       5.19      $     5.29      $     5.13      $    4.67   $   4.73
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .25 1           .21 1           .19 1          .27        .03
Net realized and unrealized gain (loss)                    .11            (.08)            .22            .49        .28
                                                  -----------------------------------------------------------------------
Total from investment operations                           .36             .13             .41            .76        .31
-------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.21)           (.23)           (.25)          (.30)      (.37)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $       5.34      $     5.19      $     5.29      $    5.13   $   4.67
                                                  =======================================================================

TOTAL RETURN, AT NET ASSET VALUE 2                        7.23%           2.48%           8.43%         17.16%      7.03%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  1,396,188      $  658,107      $  242,705      $  79,782   $  8,138
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  1,016,582      $  408,515      $  150,040      $  34,744   $  2,307
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     4.83%           4.20%           3.82%          4.57%      5.40%
Total expenses                                            0.89% 4         0.96%           0.99%          1.02%      1.06%
Expenses after payments and waivers and
reduction to custodian expenses                           0.88%           0.96%           0.99%          1.02%      1.03%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     93% 5           98% 5           88% 5         117%        65%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

                Year Ended December 31, 2006    0.89%

5. The portfolio turnover rate excludes purchase and sale transactions of To Be
Announced (TBA) mortgage-related securities as follows:

                                   PURCHASE TRANSACTIONS   SALE TRANSACTIONS
    ------------------------------------------------------------------------
    Year Ended December 31, 2006          $  742,785,501      $  749,719,239
    Year Ended December 31, 2005             890,029,144         873,786,459
    Year Ended December 31, 2004             959,649,113         973,488,511

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Strategic Bond Fund/VA (the Fund) is a separate series of
Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income principally derived from interest on debt securities. The Fund's investment advisor is
OppenheimerFunds, Inc. (the Manager).

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National
Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and
"asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost
(which approximates market value).

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in structured notes whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured notes are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured note is sold or matures.

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment take place generally at least ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the
Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of December 31, 2006, the Fund had purchased
$93,798,047 of securities issued on a when-issued basis or forward commitment and sold $13,407,188 of securities issued on a when-issued basis or forward commitment.

      In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2006, securities with an aggregate market value of $1,341,307, representing 0.07% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New
York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
AFFILIATED FUNDS. The Fund is permitted to invest daily available cash balances in affiliated money market funds. Each day, the Fund invests the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the
Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of
Investments. As a shareholder, the Fund is subject to its proportional share of
IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives)
that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's
Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                NET UNREALIZED
                                                                  APPRECIATION
                                                              BASED ON COST OF
                                                                SECURITIES AND
  UNDISTRIBUTED    UNDISTRIBUTED              ACCUMULATED    OTHER INVESTMENTS
  NET INVESTMENT       LONG-TERM                     LOSS   FOR FEDERAL INCOME
  INCOME                    GAIN   CARRYFORWARD 1,2,3,4,5         TAX PURPOSES
  ----------------------------------------------------------------------------
  $  76,464,001            $  --            $  13,919,075        $  44,833,225

1. As of December 31, 2006, the Fund had $13,349,869 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2006, details of the capital loss carryforwards were as follows:

                            EXPIRING
                            --------------------------
                            2009         $   6,488,232
                            2010             6,861,637
                                         -------------
                            Total        $  13,349,869
                                         =============

2. As of December 31, 2006, the Fund had $535,577 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2015

3. The Fund had $33,629 of straddle losses which were deferred.

4. During the fiscal year ended December 31, 2006, the Fund utilized $3,873,854 of capital loss carryforward to offset capital gains realized in that fiscal year.

5.During the fiscal year ended December 31, 2005, the Fund utilized $4,343,176 of capital loss carryforward to offset capital gains realized in that fiscal year.
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2006. Net assets of the Fund were unaffected by the reclassifications.

                                                REDUCTION TO        REDUCTION TO
                                                 ACCUMULATED     ACCUMULATED NET
                                              NET INVESTMENT       REALIZED LOSS
                                                      INCOME      ON INVESTMENTS
                                           -------------------------------------
                                                $  3,444,729        $  3,444,729

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

                                                  YEAR ENDED          YEAR ENDED
                                           DECEMBER 31, 2006   DECEMBER 31, 2005
   -----------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                             $  55,879,152       $  40,190,503

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

   Federal tax cost of securities           $  2,088,057,236
   Federal tax cost of other investments         190,632,720
                                           -----------------
   Total federal tax cost                   $  2,278,689,956
                                           =================

   Gross unrealized appreciation            $     65,438,497
   Gross unrealized depreciation                 (20,605,272)
                                           -----------------
   Net unrealized appreciation              $     44,833,225
                                           =================

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the
Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the
Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                            YEAR ENDED DECEMBER 31, 2006   YEAR ENDED DECEMBER 31, 2005
                                                 SHARES           AMOUNT        SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------

NON-SERVICE SHARES
Sold                                         21,634,226   $  109,527,181    23,774,819   $  120,696,837
Dividends and/or distributions reinvested     4,678,286       23,204,298     5,623,068       28,059,108
Redeemed                                    (16,241,080)     (82,200,128)  (42,307,482)    (210,959,907)
                                            ------------------------------------------------------------
Net increase (decrease)                      10,071,432   $   50,531,351   (12,909,595)  $  (62,203,962)
                                            ============================================================

--------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                        149,725,536   $  769,804,954    80,659,335   $  414,986,342
Dividends and/or distributions reinvested     6,483,106       32,674,854     2,388,070       12,131,395
Redeemed                                    (21,471,021)    (108,250,660)   (2,226,542)     (11,463,078)
                                            ------------------------------------------------------------
Net increase                                134,737,621   $  694,229,148    80,820,863   $  415,654,659
                                            ============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and money market funds, for the year ended December
31, 2006, were as follows:

                                                           PURCHASES            SALES
-------------------------------------------------------------------------------------

Investment securities                               $  1,333,193,618   $  948,882,030
U.S. government and government agency obligations         73,322,262       79,934,105
To Be Announced (TBA) mortgage-related securities        742,785,501      749,719,239

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

                           FEE SCHEDULE
                           ----------------------------
                           Up to $200 million     0.75%
                           Next $200 million      0.72
                           Next $200 million      0.69
                           Next $200 million      0.66
                           Next $200 million      0.60
                           Over $1 billion        0.50

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended December 31, 2006, the Fund paid
$20,112 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a
Distribution and Service Plan for Service shares to pay OppenheimerFunds
Distributor, Inc. (the Distributor), for distribution related services, personal service and account maintenance for the Fund's Service shares. Under the plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers
Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the plan are detailed in the
Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in
IMMF. During the year ended December 31, 2006, the Manager waived $74,462 for
IMMF management fees.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

As of December 31, 2006, the Fund had outstanding foreign currency contracts as follows:

                                                         CONTRACT
                                       EXPIRATION          AMOUNT   VALUATION AS OF      UNREALIZED     UNREALIZED
CONTRACT DESCRIPTION                        DATES          (000S)     DEC. 31, 2006    APPRECIATION   DEPRECIATION
------------------------------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
Argentine Peso (ARP)                      1/19/07          22,500ARP  $   7,355,826    $     14,880     $       --
Australian Dollar (AUD)                   1/16/07             597AUD        471,028           2,383             --
Brazilian Real (BRR)               2/2/07-11/5/07         120,301BRR     58,803,056       4,216,496             --
British Pound Sterling (GBP)      1/10/07-1/16/07           6,425GBP     12,581,017         319,439         9,277
Canadian Dollar (CAD)                     1/16/07           2,310CAD      1,981,838              --         18,592
Chilean Peso (CLP)                2/20/07-3/28/07       3,574,000CLP      6,713,129              --         60,249
Dominican Republic Peso (DOP)             1/10/07          15,454DOP        461,999              --          1,385
Euro (EUR)                        1/10/07-1/16/07          12,185EUR     16,096,581          35,609         51,293
Ghanaian Cedi (GHC)                        1/8/07      12,428,269GHC      1,347,488             980             --
Hungarian Forint (HUF)                     1/4/07       1,500,000HUF      7,873,689         178,224             --
Japanese Yen (JPY)                1/10/07-1/16/07      10,002,000JPY     84,166,242              --      1,635,285
Malaysian Ringgit (MYR)           2/16/07-2/21/07          12,420MYR      3,528,903          95,833             --
Mexican Nuevo Peso (MXN)          2/23/07-2/27/07         187,690MXN     17,332,401         325,817             --
Norwegian Krone (NOK)                     1/10/07          58,390NOK      9,369,148         154,094         74,810
Russian Ruble (RUR)                1/15/07-3/7/07         258,593RUR      9,823,655              --         28,365
South African Rand (ZAR)                   1/8/07          56,200ZAR      8,005,737         173,001             --
South Korean Won (KRW)             1/12/07-2/2/07       6,733,000KRW      7,243,279         107,430             --
Swiss Franc (CHF)                 1/10/07-1/16/07           8,466CHF      6,954,831          42,842        60,180
Thailand Baht (THB)                       1/17/07         204,000THB      5,722,703         288,500             --
Turkish Lira (TRY)                        1/22/07          11,225TRY      7,861,448          98,654             --
                                                                                       ---------------------------
                                                                                          6,054,182      1,939,436
                                                                                       ---------------------------
CONTRACTS TO SELL
Australian Dollar (AUD)                   1/10/07          12,810AUD     10,108,690              --        446,000
British Pound Sterling (GBP)       2/7/07-3/27/07           3,860GBP      7,559,737           2,958        195,511
Canadian Dollar (CAD)             1/10/07-2/20/07          14,875CAD     12,759,874         567,357             --
Chinese Renminbi (Yuan) (CNY)             1/22/07          62,200CNY      7,997,060              --          7,985
Czech Koruna (CZK)               1/22/07-12/21/07         261,460CZK     12,694,491          18,963         79,355
Euro (EUR)                         2/7/07-5/21/07          18,640EUR     24,672,007              --        326,868
Hong Kong Dollar (HKD)          12/19/07-12/21/07          77,690HKD     10,111,363             359          2,041
Indian Rupee (INR)                         1/2/07           1,085INR         24,521              --            154
Japanese Yen (JPY)                1/10/07-2/28/07       3,841,000JPY     32,452,086         616,853             --
New Taiwan Dollar (TWD)                    1/4/07         242,000TWD      7,430,390          33,447             --
Swedish Krone (SEK)                       1/10/07          41,250SEK      6,029,591          17,257         16,403
Swiss Franc (CHF)                1/22/07-12/21/07          19,150CHF     15,883,156          22,801         58,940
                                                                                       ---------------------------
                                                                                          1,279,995      1,133,257
                                                                                       ---------------------------
Total unrealized appreciation and depreciation                                         $  7,334,177   $  3,072,693
                                                                                       ===========================

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices
(financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS Continued

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities.
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The
Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations at the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2006, the Fund had outstanding futures contracts as follows:

                                                                                            UNREALIZED
                                           EXPIRATION   NUMBER OF     VALUATION AS OF     APPRECIATION
CONTRACT DESCRIPTION                            DATES   CONTRACTS   DECEMBER 31, 2006   (DEPRECIATION)
-------------------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
Amsterdam Exchange Index                      1/19/07          15        $  1,966,801    $      51,296
Canada (Government of) Bonds, 10 yr.          3/21/07          50           4,880,161          (47,502)
DAX Index                                     3/16/07          33           7,244,819          127,132
Euro-Bundesobligation, 10 yr.                  3/8/07         119          18,226,612         (442,375)
Euro-Schatz                                    3/8/07         454          62,006,613         (357,782)
Japan (Government of) Bonds, 10 yr.            3/9/07           6           6,758,540          (34,857)
Japan (Government of) Mini Bonds, 10 yr.       3/8/07          24           2,700,996          (17,818)
Nikkei 225 Index                               3/8/07           5             725,600           32,592
OMXS30 Index                                  1/26/07         254           4,279,742           26,755
Standard & Poor's/MIB Index, 10 yr.           3/16/07           7           1,929,147           24,102
U.S. Long Bonds                               3/21/07       1,354         150,886,375       (2,625,603)
U.S. Treasury Nts., 2 yr.                     3/30/07         489          99,771,281         (561,823)
U.S. Treasury Nts., 10 yr.                    3/21/07         712          76,517,750         (821,102)
United Kingdom Long Gilt                      3/28/07          73          15,455,309         (185,242)
                                                                                         --------------
                                                                                            (4,832,227)
                                                                                         --------------

CONTRACTS TO SELL
Australia (Commonwealth of) Bonds, 10 yr.     3/15/07          28           2,230,837           40,922
CAC-40 10 Index                               1/19/07          44           3,224,711          (63,701)
DAX Index                                     3/16/07          18           3,951,719          (69,363)
Euro-Bundesobligation                          3/8/07          19           2,729,298           20,135
Euro-Bundesobligation, 10 yr.                  3/8/07          28           4,288,615           75,210
FTSE 100 Index                                3/16/07          59           7,180,780          (37,001)
FTSE/JSE Top 40 Index (The)                   3/15/07          65           2,121,299          (58,522)
NASDAQ 100 Index E-Mini                       3/16/07         187           6,638,500            4,299
Nikkei 225 Index                               3/8/07          91          13,205,916         (760,428)
Standard & Poor's 500 E-Mini                  3/16/07         517          36,924,140          (41,396)
U.S. Long Bonds                               3/21/07         271          30,199,563          356,914
U.S. Treasury Nts., 2 yr.                     3/30/07         381          77,735,906          185,882
U.S. Treasury Nts., 5 yr.                     3/30/07       1,135         119,245,938          908,700
U.S. Treasury Nts., 10 yr.                    3/21/07         764          82,106,125        1,101,608
                                                                                         --------------
                                                                                             1,663,259
                                                                                         --------------
                                                                                         $  (3,168,968)
                                                                                         ==============

--------------------------------------------------------------------------------
7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Securities designated to cover outstanding call or put options are noted
in the Statement of Investments where applicable. Contracts subject to call or put, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 2006 was as follows:

                                                             CALL OPTIONS                    PUT OPTIONS
                                               --------------------------   -----------------------------
                                                NUMBER OF       AMOUNT OF        NUMBER OF     AMOUNT OF
                                                CONTRACTS        PREMIUMS        CONTRACTS      PREMIUMS
---------------------------------------------------------------------------------------------------------

Options outstanding as of December 31, 2005            --        $     --               --    $       --
Options written                                 4,135,000          30,050    6,786,815,000       424,933
Options closed or expired                      (4,135,000)        (30,050)  (6,761,135,000)     (171,729)
                                               ----------------------------------------------------------
Options outstanding as of December 31, 2006            --        $     --       25,680,000    $  253,204
                                               ==========================================================

--------------------------------------------------------------------------------
8. CREDIT DEFAULT SWAP CONTRACTS

Credit default swaps are designed to transfer the credit exposure of fixed income products between counterparties. The Fund may enter into credit default swaps, both directly ("unfunded swaps") and indirectly in the form of a swap embedded within a structured note ("funded swaps"), to protect against the risk that a security will default. Unfunded and funded credit default swaps may be on a single security, or a basket of securities. The Fund may take a short position
(purchaser of credit protection) or a long position (seller of credit protection) in the credit default swap. Risks of credit default swaps include, but are not limited to, the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or defaulted bonds depending on whether the Fund is long or short the swap, respectively).

     The  Fund  would  take a short  position  in a  credit  default  swap  (the
"unfunded  swap")  against a long  portfolio  position to  decrease  exposure to specific high yield issuers.  As a purchaser of credit  protection  under a swap contract,  the Fund pays a periodic  interest fee on the notional  amount to the counterparty.  This  interest fee is accrued  daily as a component of unrealized appreciation  (depreciation) and is recorded as realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying  referenced debt  obligation,  the  Fund  is  obligated  to  deliver  that  security  to the
counterparty   in  exchange  for  receipt  of  the  notional   amount  from  the
counterparty. The difference between the value of the security delivered and the notional  amount  received is  recorded as realized  gain and is included on the
Statement of  Operations.  Credit default swaps are marked to market daily using different sources,  including quotations from counterparties,  pricing services, brokers or market makers. The unrealized appreciation  (depreciation) related to the change in the valuation of the notional  amount of the swap is combined with the amount due to (owed by) the Fund at  termination or settlement and disclosed separately  on the Statement of Assets and  Liabilities.  The net change in this amount is included on the Statement of Operations.

Information regarding such credit default swaps as of December 31, 2006 is as follows:

                                                            NOTIONAL
                                                              AMOUNT        ANNUAL
                                                         RECEIVED BY      INTEREST
                                                       THE FUND UPON     RATE PAID   TERMINATION     UNREALIZED
COUNTERPARTY              REFERENCED DEBT OBLIGATION    CREDIT EVENT   BY THE FUND         DATES   DEPRECIATION
----------------------------------------------------------------------------------------------------------------

Citigroup Global
Markets Holdings, Inc.:
                          Republic of Hungary           $  2,300,000          0.40%     12/20/15   $      7,246
                          Republic of Ukraine                365,000          1.08      11/20/09          1,521
----------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
                          Ford Motor Co.                   2,035,000          3.05      12/20/08         12,353
                          Ford Motor Co.                   2,545,000          3.30      12/20/08         47,272
                          Ford Motor Co.                   1,650,000          3.65      12/20/08         43,064
                          General Motors Corp.             2,035,000          2.03      12/20/08          9,215
                          General Motors Corp.             1,650,000          2.55      12/20/08         26,263
                          Republic of Peru                 1,900,000          1.71      12/20/16         40,350
                          Republic of Philippines          2,000,000          3.69       9/20/15        243,978
----------------------------------------------------------------------------------------------------------------
Goldman Sachs Capital
Markets LP                General Motors Corp.             1,650,000          2.70      12/20/08         31,001
----------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank:
                          Ford Motor Co.                   1,650,000          3.60      12/20/08         35,688
                          Russian Federation                 730,000          2.40       10/9/13         81,164
----------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital
Services, Inc.:
                          Ford Motor Co.                   1,650,000          3.70      12/20/08         49,109
                          General Motors Corp.             1,650,000          2.70      12/20/08         32,752
                          General Motors Corp.             2,545,000          2.35      12/20/08         17,988
                          Republic of Colombia             1,080,000          3.70       8/20/15        157,321
                          Republic of Indonesia            1,600,000          1.68       3/20/11         46,465
                          Republic of Venezuela            1,480,000          2.20       5/20/10         67,038
                          Republic of Venezuela            1,885,000          3.48      11/20/15        199,073
                                                                                                   -------------
                                                                                                   $  1,148,861
                                                                                                   =============

The Fund would take a long position in the credit default swap note (the
"funded swap") to increase the exposure to specific high yield corporate issuers. As a seller of credit protection under a swap contract, the Fund receives a periodic interest fee on the notional amount from the counterparty.
This interest fee is accrued daily as a component of unrealized appreciation
(depreciation) and is recorded as realized gain upon receipt. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Fund receives that security from the counterparty in exchange for payment of the notional amount to the counterparty. The difference between the value of the security received and the notional amount paid is recorded as realized loss and is included on the Statement of Operations. Credit default swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the
Fund at termination or settlement and disclosed separately on the Statement of
Assets and Liabilities. The net change in this amount is included on the
Statement of Operations.

Information regarding such credit default swaps as of December 31, 2006 is as follows:

                                                            NOTIONAL
                                                              AMOUNT          ANNUAL
                                                             PAID BY        INTEREST                     UNREALIZED
                                                       THE FUND UPON   RATE RECEIVED   TERMINATION     APPRECIATION
COUNTERPARTY              REFERENCED DEBT OBLIGATION    CREDIT EVENT     BY THE FUND         DATES   (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------

Deutsche Bank AG:
                          Ford Motor Co.                $  2,540,000            5.80%     12/20/16       $   14,181
                          Ford Motor Co.                   3,180,000            5.85      12/20/16           29,227
                          Ford Motor Co.                   2,065,000            6.00      12/20/16           38,322
                          General Motors Corp.             2,035,000            4.68      12/20/16            7,935
                          General Motors Corp.             1,650,000            4.75      12/20/16           24,137
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs
Capital Markets LP        General Motors Corp.             1,650,000            4.95      12/20/16           40,188
--------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank:
                          Ford Motor Co.                   2,065,000            6.00      12/20/16           34,443
                          General Motors Corp.             2,545,000            4.75      12/20/16           19,880
                          Republic of Ukraine                336,000            1.92       8/20/11            8,594
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley
Capital Services, Inc.:
                          Ford Motor Co.                   2,065,000            6.15      12/20/16           36,864
                          General Motors Corp.             1,650,000            4.90      12/20/16           53,699
                          Istanbul Bond Co. SA for
                          Finansbank                       5,180,000            1.30       3/24/13          (34,083)
                          Republic of Indonesia            1,600,000            1.67       6/20/11           43,948
                          Republic of Turkey               1,145,000            2.75      11/20/16           30,314
--------------------------------------------------------------------------------------------------------------------
UBS AG                    Republic of Indonesia              375,000            2.30       9/20/11           19,471
                                                                                                         -----------
                                                                                                         $  367,120
                                                                                                         ===========

--------------------------------------------------------------------------------
9.INTEREST RATE SWAP CONTRACTS

An interest rate swap is an agreement under which a set of future cash flows is exchanged between two counterparties. Interest rate swaps involve the exchange of rights to receive or commitments to pay interest. One cash flow stream will typically be a floating rate payment based upon a specified index while the other is typically a fixed rate. Payments under the swap are based on an agreed upon principal amount but since this principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Interest rate swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Fund at termination or settlement and disclosed separately on the Statement of Assets and Liabilities. The net change in this amount is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of
Operations.

      Swap agreements entail both interest rate risk and credit risk. There is a risk, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received.
Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

--------------------------------------------------------------------------------
9. INTEREST RATE SWAP CONTRACTS Continued

As of December 31, 2006, the Fund had entered into the following interest rate swap agreements:

                                                                                                              UNREALIZED
                                              NOTIONAL              PAID BY    RECEIVED BY   TERMINATION    APPRECIATION
SWAP COUNTERPARTY                               AMOUNT             THE FUND       THE FUND         DATES  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------

Barclays Bank plc                           41,700,000 MXN         MXN TIIE           9.27%      7/17/26       $ 418,109
------------------------------------------------------------------------------------------------------------------------
Citigroup Global
Markets Holdings, Inc.:
                                             1,260,000 PLZ   Six-Month WIBO           5.52       3/24/10          21,262
                                             2,016,000 PLZ   Six-Month WIBO           5.55       3/25/10          34,485
                                            73,200,000 TWD            2.320%  TWD-telerate       6/27/11         (30,415)
------------------------------------------------------------------------------------------------------------------------
Credit Suisse First
Boston International                         9,530,000 MXN  28-Day MXN TIIE          10.00        7/9/15         124,690
------------------------------------------------------------------------------------------------------------------------
Credit Suisse First
Boston, Inc. (Nassau Branch)                 3,640,000 PLZ   Six-Month WIBO           4.48        7/1/10         (17,143)
------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG                           360,000,000 HUF            8.440      Six-Month        7/4/11            (453)
                                                                                     BUBOR
------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG, 5 yr.                     73,400,000 INR            7.175  INR MIBOR-OIS
                                                                                  Compound       6/27/11          19,265
------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Capital Markets LP:                                  MXN-TIIE
                                                                   Floating
                                             9,700,000 MXN       Index Rate           9.33       9/16/26         115,658
                                             8,790,000 BRR             BZDI          12.92        1/2/14          65,962
                                             8,740,000 BRR             BZDI          12.67        1/4/10          23,736
                                             2,630,000 BRR             BZDI          12.84        1/2/14          17,006
                                             4,390,000 BRR             BZDI          12.87        1/2/14          30,109
                                             8,750,000 BRR             BZDI          12.71        1/4/10          26,937
                                             5,710,000 BRR             BZDI          12.73        1/2/14          28,736
                                            26,250,000 BRR             BZDI          12.61        1/4/10          57,469
                                             7,990,000 MXN         MXN TIIE          10.29        6/4/15         117,945
                                            19,400,000 BRR             BZDI          12.39        1/2/12          10,753
                                             9,160,000 MXN         MXN TIIE          10.22       1/30/15         129,367
                                            21,000,000 BRR             BZDI          14.55        1/4/10         653,404
                                             6,355,197 BRR             BZDI          17.18        1/2/08         188,784
                                             4,710,000 MXN         MXN TIIE          10.00       6/24/15          61,991
                                             7,875,000 MXN         MXN TIIE          10.43       5/29/15         122,952
                                             7,875,000 MXN         MXN TIIE          10.30        6/1/15         116,766
------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The):
                                            22,300,000 MXN         MXN TIIE           9.15       8/27/26         229,471
                                             6,090,000 MXN         MXN TIIE           9.41       8/31/20          71,220
                                             4,100,000 MXN         MXN TIIE          10.85        3/5/15          72,966
                                             9,100,000 MXN         MXN TIIE          10.70        5/8/15         155,324
                                            18,300,000 MXN         MXN TIIE           9.51       8/26/25         248,561
                                            12,220,000 MXN         MXN TIIE           9.50       8/28/25         164,818
                                            25,560,000 BRR             BZDI          14.89        1/4/10         579,970
                                            33,400,000 MXN         MXN TIIE           9.29       7/17/26         385,609
                                             4,420,000 BRR             BZDI          14.05        1/2/12          87,022
                                            37,300,000 MXN         MXN TIIE           8.70        2/5/16         208,010
                                            23,010,000 MXN         MXN TIIE           9.84      12/31/09         144,979

                                                                                                              UNREALIZED
                                              NOTIONAL              PAID BY    RECEIVED BY   TERMINATION    APPRECIATION
SWAP COUNTERPARTY                               AMOUNT             THE FUND       THE FUND         DATES  (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------

JPMorgan Chase Bank:
                                                                               Three-Month
                                            39,520,000 ZAR            8.290%          JIBA       6/23/08     $    59,495
                                            19,400,000 BRR             BZDI          12.38%       1/2/12           6,165
                                             8,750,000 BRR             BZDI          13.91        1/2/12         156,451
                                                                Three-Month
                                            82,000,000                LIBOR           5.57       5/26/16       2,524,435
                                             9,700,000 MXN         MXN TIIE           9.76       8/17/15         112,124
-------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Special Financing, Inc.:
                                             4,680,000 PLZ   Six-Month WIBO           4.53        7/5/10         (19,474)
                                             9,440,000 MXN  28-Day MXN TIIE           9.99        7/9/15         121,736
-------------------------------------------------------------------------------------------------------------------------
Santander Central Hispano                    4,420,000 BRR             BZDI          14.00        1/3/12          82,131
                                                                                                          ---------------
                                                                                                             $ 7,728,388
                                                                                                          ===============

Notional amount is reported in U.S. Dollars, except for those denoted in the following currencies:

BRR         Brazilian Real
HUF         Hungarian Forint
INR         Indian Rupee
MXN         Mexican Nuevo Peso
PLZ         Polish Zloty
TWD         New Taiwan Dollar
ZAR         South African Rand

Index abbreviations are as follows:

BUBOR       Budapest Interbank Offered Rate
BZDI        Brazil Interbank Deposit Rate
JIBA        South Africa Johannesburg Interbank Agreed Rate
LIBOR       London-Interbank Offered Rate
MXN TIIE    Mexican Peso-Interbank Equilibrium Interest Rate
MIBOR-OIS   Mid Market Interest Rate for French Franc/Austrian Schilling and
            India Swap Composites-Overnight Indexed Swap
WIBO        Poland Warsaw Interbank Offer Bid Rate

--------------------------------------------------------------------------------
10. TOTAL RETURN SWAP CONTRACTS

     A total return swap is an agreement  under which a set of future cash flows is exchanged between two counterparties.  One cash flow stream will typically be based on a reference interest rate or index and the other on the total return of a reference asset such as a security,  a basket of securities,  or an index. The total return includes  appreciation or depreciation on the reference asset, plus any  interest  or  dividend  payments.  Payments  under the swap are based on an agreed upon principal  amount but since this principal  amount is not exchanged, it represents  neither an asset nor a liability to either  counterparty,  and is referred to as  notional.  Total  return  swaps are marked to market daily using different sources,  including quotations from counterparties,  pricing services, brokers or market makers. The unrealized appreciation  (depreciation) related to the change in the valuation of the notional  amount of the swap is combined with the amount due to (owed by) the Fund at  termination or settlement and disclosed separately  on the Statement of Assets and  Liabilities.  The net change in this amount is included on the  Statement  of  Operations.  The Fund also records any periodic  payments  received  from  (paid  to) the  counterparty,  including  at termination,  under such  contracts as realized  gain (loss) on the Statement of
Operations.  The primary  risks  associated  with total  return swaps are credit risks (if the  counterparty  fails to meet its  obligations) and market risk (if there is no liquid market for the agreement or unfavorable  changes occur in the reference  asset).  As of  December  31,  2006,  the Fund had  entered  into the following total return swap agreements:

                                                                                                                        UNREALIZED
                                       NOTIONAL                      PAID BY             RECEIVED BY   TERMINATION    APPRECIATION
SWAP COUNTERPARTY                  AMOUNT/UNITS                     THE FUND                THE FUND         DATES  (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------

Deutsche Bank AG:
                                     $  930,000              Six-Month LIBOR                    5.25%      6/23/15       $ 160,429
                                      1,620,000          Six-Month BBA LIBOR                    5.46       5/13/15         334,417
-----------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The):
                                        920,000          Six-Month BBA LIBOR                    5.10       1/14/15         186,412
                                        920,000          Six-Month BBA LIBOR                    5.08       1/20/15         204,898
-----------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs International:
                                                   If negative, the absolute  If positive, the Total
                                                   value of the Total Return           Return of the
                                                     of the BMU/BOVESPA 2/07        BMU/BOVESPA 2/07
                                             96                       Index.                  Index.       2/14/07          41,064

                                                         One-Month BBA LIBOR
                                                      USD minus spread plus,
                                                   if negative, the absolute  If positive, the Total
                                                   value of the Total Return      Return of a custom
                                        191,315   of a custom equity basket.          equity basket.        1/8/08        (339,010)

                                                   If positive, the absolute
                                                   value of the Total Return  If negative, the Total
                                                   of the Swiss Market Index     Return of the Swiss
                                             26                 3/07 Future.      Index 3/07 Future.       3/19/07         (27,130)

                                                                                    If negative, the
                                                      If positive, the Total   absolute value of the
                                                               Return of the            Total Return
                                                              INDF/NSE NIFTY          INDF/NSE NIFTY
                                            218           Index 1/07 Future.      Index 1/07 Future.       1/25/07         (66,687)

                                                         One-Month BBA LIBOR
                                                     USD and if negative the   If positive the Total
                                                       absolute value of the      Return of the MSCI
                                                    Total Return of the MSCI      Daily Total Return
                                                      Daily Total Return Net         Net Belgium USD
                                            177    Belgium USD Market Index.           Market Index.       10/8/07          83,114

                                                     One-Month BBA LIBOR USD
                                                          minus spread plus,
                                                   if negative, the absolute       Total Return of a
                                                   value of the Total Return    custom equity basket
                                         46,046     of custom equity basket.            if positive.        1/8/08         (27,885)
-----------------------------------------------------------------------------------------------------------------------------------
                                                   If negative, the absolute
                                                   value of the Total Return  If positive, the Total
Morgan Stanley & Co.                                      of the KS200 12/06     Return of the KS200
International Ltd.                           20                      Future.           12/06 Future.      12/15/09          85,598

                                                                                                                        UNREALIZED
                                       NOTIONAL                       PAID BY             RECEIVED BY  TERMINATION    APPRECIATION
SWAP COUNTERPARTY                  AMOUNT/UNITS                      THE FUND                THE FUND        DATES  (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------

Morgan Stanley International:
                                                                               If positive, the Total
                                                          One-Month BBA LIBOR      Return of a custom
                                                      EUR and if negative the    basket of securities
                                                  absolute value of the Total      plus the dividends
                                                    Return of a custom basket      from the basket of
                                         56,713                of securities.             securities.      10/9/07     $   553,567

                                                          One-Month BBA LIBOR  If positive, the Total
                                                          GBP and if negative      Return of a custom
                                                           the absolute value    basket of securities
                                                          of the Total Return      plus the dividends
                                                           of a custom basket      from the basket of
                                         26,724                of securities.             securities.      10/9/07         371,193

                                                          One-Month BBA LIBOR  If positive, the Total
                                                          JPY and if negative      Return of a custom
                                                           the absolute value    basket of securities
                                                          of the Total Return      plus the dividends
                                                           of a custom basket         from the basket
                                      6,682,225                of securities.          of securities.     12/20/07         133,504
                                                                                                                       -----------
                                                                                                                       $ 1,693,484
                                                                                                                       ===========

Abbreviations are as follows:

BBA LIBOR        British Bankers' Association London-Interbank Offered Rate
BBA LIBOR EUR    British Bankers' Association London-Interbank Offered Rate for
                 Euro
BBA LIBOR GBP    British Bankers' Association London-Interbank Offered Rate for
                 British Pound Sterling
BBA LIBOR JPY    British Bankers' Association London-Interbank Offered Rate for
                 Yen
BBA LIBOR USD    British Bankers' Association London-Interbank Offered Rate for
                 United States Dollar
BMU/BOVESPA      Bovespa Index that trades on the Sao Paulo Stock Exchange
INDF/NSE NIFTY   Indian National Stock Exchange Nifty Index
KS200            Korean Stock Exchange Capitalization-weighted Index
LIBOR            London-Interbank Offered Rate
MSCI             Morgan Stanley Capital International

--------------------------------------------------------------------------------
11. SWAPTION TRANSACTIONS

The Fund may enter into a swaption transaction, whereby a contract that grants the holder, in return for payment of the purchase price (the "premium") of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer receives premiums and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. Swaptions written are reported as a liability in the Statement of Assets and Liabilities.

Written swaption activity for the year ended December 31, 2006 was as follows:

                                                               CALL SWAPTIONS
                                                ------------------------------
                                                    NOTIONAL        AMOUNT OF
                                                      AMOUNT         PREMIUMS
------------------------------------------------------------------------------
Swaptions outstanding as of December 31, 2005   $  9,000,000        $  36,900
Swaptions written                                 18,600,000           20,683
Swaptions closed or expired                      (27,600,000)         (57,583)
                                                ------------------------------
Swaptions outstanding as of December 31, 2006   $         --        $      --
                                                ==============================

--------------------------------------------------------------------------------
12. ILLIQUID OR RESTRICTED SECURITIES AND CURRENCY

As of December 31, 2006, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the
Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation.
Securities that are illiquid or restricted are marked with the applicable footnote on the Statement of Investments. Information concerning restricted securities and currency is as follows:

                                                                         UNREALIZED
                      ACQUISITION                  VALUATION AS OF     APPRECIATION
SECURITY                    DATES         COST   DECEMBER 31, 2006   (DEPRECIATION)
------------------------------------------------------------------------------------

Prandium, Inc.    3/19/99-9/25/02   $  284,000          $      242      $  (283,758)
                                    ================================================

CURRENCY
Argentine Peso   9/18/06-12/22/06   $  346,957          $  350,631      $     3,674
                                    ================================================

--------------------------------------------------------------------------------
13. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Fund on the next business day. Cash collateral may be invested in approved investments and the Fund bears the risk of any loss in value of these investments. The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower. As of December 31, 2006, the Fund had on loan securities valued at $93,806,259, which are included in the
Statement of Assets and Liabilities as "Investments, at value" and, when applicable, as "Receivable for Investments sold." Cash collateral of $81,629,858 was received for the loans, all of which was subsequently invested in approved instruments. In addition, collateral of $13,966,433 was also received in the form of securities.

--------------------------------------------------------------------------------
14. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB
Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES.
FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109,
ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized.
FIN 48 is effective for fiscal years beginning after December 15, 2006. As of
December 31, 2006, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements.
The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting
Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS
No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts;
however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
15. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the
Oppenheimer funds excluding the Fund) in the U.S. District Court for the
Southern District of New York on January 10, 2005 and was amended on March 4,
2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment
Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the
Oppenheimer funds, as nominal defendants, and against certain present and former
Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the
Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

                20 | OPPENHEIMER VALUE FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER VALUE FUND/VA:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Value Fund/VA (the "Fund"), a series of Oppenheimer Variable Account
Funds, including the statement of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 8, 2007

OPPENHEIMER VALUE FUND/VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. Oppenheimer Value Fund/VA's
Non-Service shares generated solid returns but slightly trailed behind its benchmark, the Russell 1000 Value Index. The Fund's performance was hindered by holdings in the financials, information technology and telecommunications sectors. Underperformance in these sectors more than offset outperformance in the consumer staples, consumer discretionary, energy and utilities sectors.
Early in the reporting period, investors became concerned about what effects rising interest rates and high-energy costs might have on future economic growth. In this environment, many stock prices fell, particularly for small-cap stocks. When inflation and economic concerns eased during the summer months, the
Fund enjoyed more healthy equity returns.

      The Fund's best relative gains were achieved in the consumer staples, consumer discretionary, energy and utilities areas. Consumer staples stocks posted strong gains for the Fund. We scored successes with our holdings in
ConAgra Foods, Inc., the global retail food products firm. ConAgra's management has effectively created a turnaround story by improving its execution on costs, thereby increasing the company's stock price. The Fund also benefited by owning
Wal-Mart Stores, Inc. during a period when the stock performed well. Within energy, the Fund benefited from its underweight position to a number of oil and natural gas companies at a time when falling energy prices hurt stock returns.
In addition, our overweight position in Exxon Mobil Corp. also greatly aided performance during the reporting period. Utilities stocks also added to the
Fund's relative performance, where AES Corp. and Reliant Energy, Inc. posted especially positive gains due to generally higher utility valuations. Consumer discretionary performance benefited from holdings in Liberty Global, Inc. and
Comcast, Inc. We sold our positions in AES and Comcast and took profits.

      Most of the Fund's negative performance can be traced to its holdings in three areas: financials, information technology, and telecommunications. An underweighting and underperforming stocks detracted from the Fund's performance in the financials sector. Capital One Financial Corp., a major detractor, suffered due to fears about credit quality and consumer spending. However, one bright spot was UBS AG, one of the Fund's largest holdings, which benefited from robust asset gathering in its private wealth business. What's more, the company is poised to experience meaningful operating leverage in Europe, where it has invested a great deal of money to create a comprehensive client service infrastructure.

      An overweight position in information technology dragged on the Fund's performance. Several holdings disappointed as technology stocks suffered during the summer months. Novell, Inc., a provider of security software and other business solutions, disappointed during the reporting period, where its transition from its previous operating system, NETWARE, to its new system, OES, has not gone as well as we had hoped. The stock has been punished and our holdings there hurt the Fund's relative performance. Corning, Inc.
underperformed due to concerns over excessive inventory. The Fund's holdings in
Take-Two Interactive Software, Inc. hindered performance due to investors'
concerns over the company's expense management. However, we continued to believe that Take-Two's earnings power is substantial in light of their video game development talent. Compuware Corp. and Hutchinson Technology, Inc. also detracted from the Fund's relative performance. We have since exited our position in Compuware.

      A significant portion of the Fund's negative performance in the telecommunications area can be attributed to NOT owning AT&T, Inc. and BellSouth
Telecommunications, Inc. at a time when both companies performed well, and instead choosing to invest in Sprint Nextel Corp. During the reporting period,
Sprint came under pressure due to its inability to attract enough subscribers as well as a lack of progress addressing "churn," which is defined as a percentage of customers that leave. Generally speaking, when churn levels increase, profitability decreases. We sold our position in Sprint during the reporting period.

      As of the end of the reporting period, the Fund has relative underweight positions in the energy, financials and telecommunications areas. Conversely, the Fund's most significant relative overweight positions are within the industrials and information technology areas. While we are not completely satisfied with the relative returns generated by the Fund during the reporting period, we would like to remind shareholders that our investment philosophy is focused on long-term results rather than short-term performance. That said, we remain confident in the earnings ability of the stocks in which we are invested.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2006. In the case of Non-Service shares, performance is measured from inception of the class on January 2, 2003. In the case of Service shares, performance is measured from inception of the class on September 18,
2006. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of the Russell 1000
Value Index, an unmanaged index of equity securities of large capitalization companies that is a measure of the large-cap value market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graph shows the effect of taxes.
The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the
Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.

NON-SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Value Fund/VA (Non-Service)

Russell 1000 Value Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Oppenheimer Value Fund/VA    Russell 1000
                             (Non-Service)           Value Index

01/02/2003                       10,000                10,000
03/31/2003                        9,230                 9,514
06/30/2003                       10,800                11,157
09/30/2003                       11,250                11,387
12/31/2003                       12,900                13,003
03/31/2004                       13,152                13,397
06/30/2004                       13,100                13,515
09/30/2004                       13,194                13,723
12/31/2004                       14,771                15,148
03/31/2005                       14,795                15,161
06/30/2005                       15,048                15,415
09/30/2005                       15,759                16,014
12/31/2005                       15,640                16,216
03/31/2006                       16,117                17,178
06/30/2006                       15,948                17,280
09/30/2006                       16,803                18,355
12/31/2006                       17,835                19,824

AVERAGE ANNUAL TOTAL RETURNS OF NON-SERVICE SHARES OF THE FUND AT 12/31/06

1-Year   14.03%     5-Year   N/A     Since Inception (1/2/03)  15.57%

SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Value Fund/VA (Service)

Russell 1000 Value Index

                       Oppenheimer Value Fund/VA    Russell 1000
  Date                       (Service)               Value Index

09/18/2006                    10,000                   10,000
09/30/2006                    10,076                   10,000
12/31/2006                    10,681                   10,800

                              [PLOT POINTS TO COME]

AVERAGE ANNUAL TOTAL RETURNS OF SERVICE SHARES OF THE FUND AT 12/31/06

Since Inception (9/18/06)   6.81%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT
GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN
INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE
DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE FUND'S
TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER
FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR
NAMES. THE FUND'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE
SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS FUND. SUCH PERFORMANCE WOULD HAVE BEEN
LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT.

                          5 | OPPENHEIMER VALUE FUND/VA

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1)
transaction costs, which may include redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs
(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00
= 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included, your costs would have been higher.

--------------------------------------------------------------------------------

                                     BEGINNING       ENDING          EXPENSES
                                     ACCOUNT         ACCOUNT         PAID DURING
                                     VALUE           VALUE           6 MONTHS ENDED
                                     (7/1/06)        (12/31/06)      DECEMBER 31, 2006 1,2
---------------------------------------------------------------------------------------------

Non-Service shares Actual            $  1,000.00     $  1,118.30     $  13.64
---------------------------------------------------------------------------------------------
Non-Service shares Hypothetical         1,000.00        1,012.40        12.97

                                     BEGINNING       ENDING          EXPENSES
                                     ACCOUNT         ACCOUNT         PAID DURING
                                     VALUE           VALUE           THE PERIOD ENDED
                                     (9/18/06)       (12/31/06)      DECEMBER 31, 2006 2,3
---------------------------------------------------------------------------------------------

Service shares Actual                $  1,000.00     $  1,068.90     $   8.85
---------------------------------------------------------------------------------------------
Service shares Hypothetical             1,000.00        1,010.69        14.70

Hypothetical assumes 5% annual return before expenses.

1. Actual expenses paid for Non-Service shares are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2. Hypothetical expenses paid for all classes are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

3. Actual expenses paid for Service shares are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 105/365 [to reflect the period from September 18, 2006
(inception of offering) to December 31, 2006].

Those annualized expense ratios, excluding affiliated fund indirect expenses, based on the 6-month period ended December 31, 2006 for Non-Service shares, and for the period from September 18, 2006 (inception of offering) to December 31,
2006 for Service shares are as follows:

CLASS                 EXPENSE RATIOS
------------------------------------
Non-Service shares         2.54%
------------------------------------
Service shares             2.88

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Manager that can be terminated at any time, without advance notice.
The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.

--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS  December 31, 2006
--------------------------------------------------------------------------------

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--101.4%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--8.4%
--------------------------------------------------------------------------------
MEDIA--8.0%
Liberty Global, Inc., Series A 1                      1,707    $         49,759
--------------------------------------------------------------------------------
Liberty Global, Inc., Series C 1                      5,448             152,544
--------------------------------------------------------------------------------
News Corp., Inc., Cl. A                               2,220              47,686
                                                               -----------------
                                                                        249,989

--------------------------------------------------------------------------------
SPECIALTY RETAIL--0.4%
Office Depot, Inc. 1                                    340              12,978
--------------------------------------------------------------------------------
CONSUMER STAPLES--8.1%
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.0%
Walgreen Co.                                            700              32,123
--------------------------------------------------------------------------------
FOOD PRODUCTS--1.9%
ConAgra Foods, Inc.                                   2,140              57,780
--------------------------------------------------------------------------------
TOBACCO--5.2%
Altria Group, Inc.                                    1,880             161,342
--------------------------------------------------------------------------------
ENERGY--9.1%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.0%
Schlumberger Ltd.                                       500              31,580
--------------------------------------------------------------------------------
OIL & GAS--8.1%
BP plc, ADR                                             480              32,208
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                     2,880             220,694
                                                               -----------------
                                                                        252,902

--------------------------------------------------------------------------------
FINANCIALS--31.2%
--------------------------------------------------------------------------------
CAPITAL MARKETS--7.5%
E*TRADE Financial Corp. 1                             3,150              70,623
--------------------------------------------------------------------------------
UBS AG                                                2,720             164,098
                                                               -----------------
                                                                        234,721

--------------------------------------------------------------------------------
COMMERCIAL BANKS--7.9%
Wachovia Corp.                                        2,850             162,308
--------------------------------------------------------------------------------
Wells Fargo & Co.                                     2,300              81,788
                                                               -----------------
                                                                        244,096

--------------------------------------------------------------------------------
CONSUMER FINANCE--3.7%
Capital One Financial Corp.                           1,050              80,661
--------------------------------------------------------------------------------
SLM Corp.                                               700              34,139
                                                               -----------------
                                                                        114,800

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--2.9%
Bank of America Corp.                                 1,686              90,016
--------------------------------------------------------------------------------
INSURANCE--6.6%
Everest Re Group Ltd.                                 1,410             138,335
--------------------------------------------------------------------------------
Genworth Financial, Inc., Cl. A                       1,100              37,631
--------------------------------------------------------------------------------
Platinum Underwriters Holdings Ltd.                     990              30,631
                                                               -----------------
                                                                        206,597

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--2.6%
Countrywide Financial Corp.                             830    $         35,234
--------------------------------------------------------------------------------
Freddie Mac                                             680              46,172
                                                               -----------------
                                                                         81,406

--------------------------------------------------------------------------------
HEALTH CARE--6.9%
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--3.3%
Medco Health Solutions, Inc. 1                          700              37,408
--------------------------------------------------------------------------------
WellPoint, Inc. 1                                       815              64,132
                                                               -----------------
                                                                        101,540

--------------------------------------------------------------------------------
PHARMACEUTICALS--3.6%
Abbott Laboratories                                     300              14,613
--------------------------------------------------------------------------------
Novartis AG, ADR                                        570              32,741
--------------------------------------------------------------------------------
Sanofi-Aventis SA, ADR                                1,410              65,100
                                                               -----------------
                                                                        112,454

--------------------------------------------------------------------------------
INDUSTRIALS--15.2%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--8.2%
Alliant Techsystems, Inc. 1                             300              23,457
--------------------------------------------------------------------------------
KBR, Inc. 1                                              30                 785
--------------------------------------------------------------------------------
Rockwell Collins, Inc.                                  980              62,024
--------------------------------------------------------------------------------
Spirit Aerosystems Holdings, Inc., Cl. A 1              280               9,372
--------------------------------------------------------------------------------
United Technologies Corp.                             2,545             159,113
                                                               -----------------
                                                                        254,751

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--5.4%
Siemens AG, Sponsored ADR                             1,700             167,535
--------------------------------------------------------------------------------
MACHINERY--1.6%
Navistar International Corp. 1                        1,510              50,479
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--12.2%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--3.2%
Corning, Inc. 1                                       5,300              99,163
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.8%
Hutchinson Technology, Inc. 1                         1,000              23,570
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.3%
Texas Instruments, Inc.                               4,700             135,360
--------------------------------------------------------------------------------
SOFTWARE--3.9%
Novell, Inc. 1                                        5,520              34,224
--------------------------------------------------------------------------------
Synopsys, Inc. 1                                      1,100              29,403
--------------------------------------------------------------------------------
Take-Two Interactive Software, Inc. 1                 3,290              58,430
                                                               -----------------
                                                                        122,057

--------------------------------------------------------------------------------
MATERIALS--2.3%
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--2.3%
Martin Marietta Materials, Inc.                         340              35,329
--------------------------------------------------------------------------------
Vulcan Materials Co.                                    400              35,948
                                                               -----------------
                                                                         71,277

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.1%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.1%
Verizon Communications, Inc.                            900    $         33,516
--------------------------------------------------------------------------------
UTILITIES--6.9%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--3.7%
Entergy Corp.                                           200              18,464
--------------------------------------------------------------------------------
Exelon Corp.                                          1,300              80,457
--------------------------------------------------------------------------------
Reliant Energy, Inc. 1                                1,150              16,342
                                                               ----------------
                                                                        115,263

--------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--3.2%
CMS Energy Corp. 1                                    2,140              35,738
--------------------------------------------------------------------------------
PG&E Corp.                                              645              30,528
--------------------------------------------------------------------------------
Sempra Energy                                           600              33,622
                                                               ----------------
                                                                         99,888
                                                               ----------------
Total Common Stocks (Cost $2,732,372)                                 3,157,183

--------------------------------------------------------------------------------
MONEY MARKET FUND--5.9%
--------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E, 5.25% 2,3
(Cost $183,179)                                     183,179             183,179

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $2,915,551)                                     107.3%          3,340,362
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF
OTHER ASSETS                                           (7.3)           (228,175)
                                                --------------------------------
NET ASSETS                                            100.0%   $      3,112,187
                                                ================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Rate shown is the 7-day yield as of December 31, 2006.

3. Represents ownership of an affiliated fund, at or during the period ended
December 31, 2006. Transactions during the period in which the issuer was an affiliate are as follows:

                                               SHARES                                  SHARES
                                         DECEMBER 31,       GROSS        GROSS   DECEMBER 31,
                                                 2005   ADDITIONS   REDUCTIONS           2006
----------------------------------------------------------------------------------------------

Oppenheimer Institutional Money Market
Fund, Cl. E, 5.25%*                                --     574,139      390,960        183,179

                                                                         VALUE       DIVIDEND
                                                                    SEE NOTE 1         INCOME
----------------------------------------------------------------------------------------------

Oppenheimer Institutional Money
Market Fund, Cl. E, 5.25%*                                          $  183,179   $      1,963

* The money market fund and the Fund are affiliated by having the same investment advisor.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2006
--------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

ASSETS
-------------------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $2,732,372)                                                           $     3,157,183
Affiliated companies (cost $183,179)                                                                       183,179
                                                                                                   ----------------
                                                                                                         3,340,362
-------------------------------------------------------------------------------------------------------------------
Cash                                                                                                        10,036
-------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                                          38,110
Investments sold                                                                                            26,284
Dividends                                                                                                    3,083
Other                                                                                                        5,775
                                                                                                   ----------------
Total assets                                                                                             3,423,650

-------------------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Dividends                                                                                                  264,409
Investments purchased                                                                                       22,012
Shareholder communications                                                                                   7,094
Trustees' compensation                                                                                       5,081
Distribution and service plan fees                                                                             183
Shares of beneficial interest redeemed                                                                          39
Other                                                                                                       12,645
                                                                                                   ----------------
Total liabilities                                                                                          311,463

-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                         $     3,112,187
                                                                                                   ================

-------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                         $           269
-------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                               2,611,750
-------------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                             (5,081)
-------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments                                                                80,438
-------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                                 424,811
                                                                                                   ----------------
NET ASSETS                                                                                         $     3,112,187
                                                                                                   ================

-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-------------------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of
$2,657,487 and 229,559 shares of beneficial interest outstanding)                                  $         11.58
-------------------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of
$454,700 and 39,283 shares of beneficial interest outstanding)                                     $         11.57

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2006
--------------------------------------------------------------------------------
----------------------------------------------------------------------------------

INVESTMENT INCOME
----------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $715)  $       44,807
Affiliated companies                                                        1,963
----------------------------------------------------------------------------------
Interest                                                                    4,324
                                                                   ---------------
Total investment income                                                    51,094

----------------------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------
Management fees                                                            20,780
----------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                            183
----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Service shares                  14
----------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                         12,853
Service shares                                                              1,007
----------------------------------------------------------------------------------
Legal, auditing and other professional fees                                16,555
----------------------------------------------------------------------------------
Trustees' compensation                                                      4,509
----------------------------------------------------------------------------------
Administration service fees                                                 1,500
----------------------------------------------------------------------------------
Custodian fees and expenses                                                    15
----------------------------------------------------------------------------------
Other                                                                       2,576
                                                                   ---------------
Total expenses                                                             59,992
Less waivers and reimbursements of expenses                                   (37)
                                                                   ---------------
Net expenses                                                               59,955

----------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                        (8,861)

----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
----------------------------------------------------------------------------------
Net realized gain on investments                                          359,434
----------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                       23,864

----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $      374,437
                                                                   ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         11 | OPPENHEIMER VALUE FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                               2006           2005
--------------------------------------------------------------------------------------------------------------------------

OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                  $     (8,861)  $      4,332
--------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                                  359,434        444,863
--------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                               23,864       (281,841)
                                                                                              ----------------------------
Net increase in net assets resulting from operations                                               374,437        167,354

--------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                                                  (1,194)        (4,318)
Service shares                                                                                          --             --
                                                                                              ----------------------------
                                                                                                    (1,194)        (4,318)
--------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Non-Service shares                                                                                (263,215)      (415,306)
Service shares                                                                                     (37,589)            --
                                                                                              ----------------------------
                                                                                                  (300,804)      (415,306)

--------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Non-Service shares                                                                                      --             --
Service shares                                                                                     477,488             --
                                                                                              ----------------------------
                                                                                                   477,488             --

--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                                          549,927       (252,270)
--------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                              2,562,260      2,814,530
                                                                                              ----------------------------
End of period (including accumulated net investment loss of $5,081 and $1,456, respectively)  $  3,112,187   $  2,562,260
                                                                                              ============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

OPPENHEIMER VALUE FUND/VA
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES     YEAR ENDED DECEMBER 31,              2006           2005        2004        2003 1
----------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   11.16        $ 12.26     $ 12.90     $ 10.00
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                (.03) 2         .02 2      (.01) 2      .03
Net realized and unrealized gain                            1.61            .71        1.82        2.87
                                                       ---------------------------------------------------
Total from investment operations                            1.58            .73        1.81        2.90
----------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.01)          (.02)       (.03)         --
Distributions from net realized gain                       (1.15)         (1.81)      (2.42)         --
                                                       ---------------------------------------------------
Total dividends and/or distributions to shareholders       (1.16)         (1.83)      (2.45)         --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   11.58        $ 11.16     $ 12.26     $ 12.90
                                                       ===================================================

----------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                         14.03%          5.88%      14.50%      29.00%
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $   2,657        $ 2,562     $ 2,815     $ 3,871
----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $   2,695        $ 2,878     $ 3,370     $ 3,205
----------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                               (0.29)%         0.15%      (0.08)%      0.27%
Total expenses                                              2.14% 5,6      1.78% 7     1.82% 7     1.39% 7
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      124%            86%        100%        120%

1. For the period from January 2, 2003 (commencement of operations) to December
31, 2003.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended December 31, 2006     2.14%

6. Voluntary waiver of management fees less than 0.01%.

7. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SERVICE SHARES      PERIOD ENDED DECEMBER 31,                         2006 1
-----------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------
Net asset value, beginning of period                               $ 11.89
-----------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss 2                                                 (.05)
Net realized and unrealized gain                                       .88
                                                                   ----------
Total from investment operations                                       .83
-----------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                    --
Distributions from net realized gain                                 (1.15)
                                                                   ----------
Total dividends and/or distributions to shareholders                 (1.15)
-----------------------------------------------------------------------------
Net asset value, end of period                                     $ 11.57
                                                                   ==========

-----------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                                    6.81%
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------
Net assets, end of period (in thousands)                           $   455
-----------------------------------------------------------------------------
Average net assets (in thousands)                                  $   268
-----------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                                  (1.30)%
Total expenses                                                        2.89% 5
Expenses after payments and waivers and
reduction to custodian expenses                                       2.88%
-----------------------------------------------------------------------------
Portfolio turnover rate                                                124%

1. For the period from September 18, 2006 (inception of offering) to December
31, 2006.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended December 31, 2006              2.89%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Value Fund/VA (the Fund) is a separate series of Oppenheimer
Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital by investing primarily in common stocks with low price earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). As of December 31,
2006, 85% of the Fund's shares were owned by the Manager.

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National
Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and
"asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost
(which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New
York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
AFFILIATED FUNDS. The Fund is permitted to invest daily available cash balances in affiliated money market funds. Each day, the Fund invests the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the
Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of
Investments. As a shareholder, the Fund is subject to its proportional share of
IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                             NET UNREALIZED
                                                               APPRECIATION
                                                           BASED ON COST OF
                                                             SECURITIES AND
     UNDISTRIBUTED   UNDISTRIBUTED          ACCUMULATED   OTHER INVESTMENTS
     NET INVESTMENT      LONG-TERM                 LOSS  FOR FEDERAL INCOME
     INCOME                   GAIN   CARRYFORWARD 1,2,3        TAX PURPOSES
     ----------------------------------------------------------------------
     $  49,925           $  30,970               $  458          $  424,811

1. The Fund had $458 of straddle losses which were deferred.

2. During the fiscal year ended December 31, 2006, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended December 31, 2005, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2006. Net assets of the Fund were unaffected by the reclassifications.

                                                             REDUCTION TO
                                         REDUCTION TO     ACCUMULATED NET
         INCREASE TO PAID-IN          ACCUMULATED NET    REALIZED GAIN ON
         CAPITAL                      INVESTMENT LOSS       INVESTMENTS 4
         ----------------------------------------------------------------
         $  1,319                            $  6,430            $  7,749

4. $1,319, including $505 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

                                           YEAR ENDED          YEAR ENDED
                                    DECEMBER 31, 2006   DECEMBER 31, 2005
         ----------------------------------------------------------------
         Distributions paid from:
         Ordinary income                   $   14,671          $  103,467
         Long-term capital gain               287,327             316,157
                                           ------------------------------
         Total                             $  301,998          $  419,624
                                           ==============================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

         Federal tax cost of securities   $  2,915,551
                                          ============

         Gross unrealized appreciation    $    457,438
         Gross unrealized depreciation         (32,627)
                                          ------------
         Net unrealized appreciation      $    424,811
                                          ============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the
Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the
Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                           YEAR ENDED DECEMBER 31, 2006 1  YEAR ENDED DECEMBER 31, 2005 2
                                                 SHARES            AMOUNT        SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------

NON-SERVICE SHARES
Sold                                                 --         $      --            --            $   --
Dividends and/or distributions reinvested            --                --            --                --
Redeemed                                             --                --            --                --
                                           --------------------------------------------------------------
Net increase (decrease)                              --         $      --            --            $   --
                                           ==============================================================

---------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                             41,097         $ 500,936            --            $   --
Dividends and/or distributions reinvested         3,229            37,589            --                --
Redeemed                                         (5,043)          (61,037)           --                --
                                           --------------------------------------------------------------
Net increase                                     39,283         $ 477,488            --            $   --
                                           ==============================================================

1. For the year ended December 31, 2006 for Non-Service Shares and for the period from September 18, 2006 (inception of offering) to December 31, 2006 for
Service Shares.

2. There were no transactions of beneficial interest in the year ended December
31, 2005.

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and money market funds, for the year ended December
31, 2006, were as follows:

                                                        PURCHASES          SALES
            --------------------------------------------------------------------
            Investment securities                    $  3,362,454   $  3,520,004

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

            FEE SCHEDULE
            --------------------------
            Up to $200 million   0.75%
            Next $200 million    0.72
            Next $200 million    0.69
            Next $200 million    0.66
            Over $800 million    0.60

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended December 31, 2006, the Fund paid $14 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a
Distribution and Service Plan for Service shares to pay OppenheimerFunds
Distributor, Inc. (the Distributor), for distribution related services, personal service and account maintenance for the Fund's Service shares. Under the plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers
Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the plan are detailed in the
Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in
IMMF. During the year ended December 31, 2006, the Manager waived $37 for IMMF management fees.

--------------------------------------------------------------------------------
5. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB
Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES.
FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109,
ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and

--------------------------------------------------------------------------------
5. RECENT ACCOUNTING PRONOUNCEMENTS Continued

expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of December 31, 2006, the Manager has
evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting
Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS
No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts;
however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
6. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the
Oppenheimer funds excluding the Fund) in the U.S. District Court for the
Southern District of New York on January 10, 2005 and was amended on March 4,
2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment
Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the
Oppenheimer funds, as nominal defendants, and against certain present and former
Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the
Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

                                  Appendix A

                             RATINGS DEFINITIONS

Below   are    summaries   of   the   rating    definitions    used   by   the
nationally-recognized  rating agencies listed below.  Those ratings  represent the  opinion of the agency as to the credit  quality of issues that they rate.
The summaries below are based upon publicly available  information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

Long-Term Ratings: Bonds and Preferred Stock Issuer Ratings

Aaa: Bonds and preferred  stock rated "Aaa" are judged to be the best quality.
They carry the  smallest  degree of  investment  risk.  Interest  payments are protected by a large or by an  exceptionally  stable  margin and  principal is secure.  While the  various  protective  elements  are likely to  change,  the changes  that can be expected  are most  unlikely to impair the  Fundamentally strong position of such issues.

Aa: Bonds and  preferred  stock rated "Aa" are judged to be of high quality by all  standards.  Together  with  the  "Aaa"  group,  they  comprise  what  are generally known as high-grade  bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa"  securities or fluctuation  of protective  elements may be of greater  amplitude or there may be other  elements  present  which make the  long-term  risk  appear  somewhat larger than that of "Aaa" securities.

A: Bonds and  preferred  stock rated "A"  possess  many  favorable  investment attributes  and  are  to be  considered  as  upper-medium  grade  obligations.
Factors giving security to principal and interest are considered  adequate but elements may be present which  suggest a  susceptibility  to  impairment  some time in the future.

Baa:  Bonds  and  preferred  stock  rated  "Baa" are  considered  medium-grade obligations;  that is, they are neither highly  protected nor poorly  secured.
Interest  payments and principal  security appear adequate for the present but certain  protective  elements  may be  lacking  or  may be  characteristically unreliable  over  any  great  length  of time.  Such  bonds  lack  outstanding investment characteristics and have speculative characteristics as well.

Ba:  Bonds and  preferred  stock  rated  "Ba" are  judged to have  speculative
elements.   Their  future  cannot  be  considered   well-assured.   Often  the
protection  of  interest  and  principal  payments  may be very  moderate  and thereby not well  safeguarded  during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock rated "B" generally lack  characteristics  of the desirable  investment.  Assurance  of interest  and  principal  payments or of maintenance  of other terms of the  contract  over any long period of time may be small.

Caa: Bonds and preferred  stock rated "Caa" are of poor standing.  Such issues may be in default or there may be present  elements of danger with  respect to principal or interest.

Ca:  Bonds and  preferred  stock rated "Ca"  represent  obligations  which are speculative  in a high degree.  Such issues are often in default or have other marked shortcomings.

C: Bonds and  preferred  stock  rated "C" are the lowest  class of rated bonds and can be regarded as having  extremely  poor prospects of ever attaining any real investment standing.
Moody's  applies  numerical  modifiers  1,  2,  and 3 in each  generic  rating classification  from "Aa" through  "Caa." The modifier "1" indicates  that the obligation  ranks  in the  higher  end of its  generic  rating  category;  the modifier "2" indicates a mid-range  ranking;  and the modifier "3" indicates a ranking in the lower end of that generic rating  category.  Advanced  refunded issues that are secured by certain assets are identified with a # symbol.

Prime Rating System (Short-Term Ratings - Taxable Debt)
These  ratings  are  opinions  of the  ability  of  issuers  to  honor  senior financial  obligations  and  contracts.  Such  obligations  generally  have an original maturity not exceeding one year, unless explicitly noted.

Prime-1:  Issuer has a superior  ability for  repayment  of senior  short-term debt obligations.

Prime-2:  Issuer has a strong ability for repayment of senior  short-term debt obligations.  Earnings trends and coverage  ratios,  while sound,  may be more subject to variation.  Capitalization characteristics,  while appropriate, may be  more  affected  by  external  conditions.  Ample  alternate  liquidity  is maintained.

Prime-3:  Issuer has an acceptable  ability for repayment of senior short-term obligations.  The effect of industry  characteristics  and market compositions may be more pronounced.  Variability in earnings and  profitability may result in  changes  in the  level of debt  protection  measurements  and may  require
relatively  high  financial   leverage.   Adequate   alternate   liquidity  is
maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings  Services  ("Standard & Poor's"),  a division of The
McGraw-Hill Companies, Inc.

Long-Term Issue Credit Ratings
Issue  credit  ratings  are  based  in  varying  degrees,   on  the  following
considerations:
o     Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o     Nature of and provisions of the obligation; and
o     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
  The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation  rated "AAA" have the highest rating assigned by Standard &
Poor's.  The  obligor's  capacity  to meet  its  financial  commitment  on the obligation is extremely strong.
AA: An obligation  rated "AA" differ from the highest rated  obligations  only in small degree.  The obligor's  capacity to meet its financial  commitment on the obligation is very strong.

A: An  obligation  rated "A" are  somewhat  more  susceptible  to the  adverse effects of changes in circumstances  and economic  conditions than obligations in  higher-rated  categories.  However,  the  obligor's  capacity  to meet its financial commitment on the obligation is still strong.

BBB:  An  obligation  rated  "BBB"  exhibit  adequate  protection  parameters.
However,  adverse  economic  conditions  or  changing  circumstances  are more likely to lead to a weakened  capacity  of the  obligor to meet its  financial commitment on the obligation.

BB, B, CCC, CC, and C
An obligation  rated `BB',  `B',  `CCC',  `CC', and `C' are regarded as having significant  speculative  characteristics.  `BB' indicates the least degree of speculation and `C' the highest.  While such obligations will likely have some quality  and  protective  characteristics,  these may be  outweighed  by large uncertainties or major exposures to adverse conditions.

BB: An obligation  rated "BB" are less  vulnerable  to  nonpayment  than other
speculative  issues.   However,  they  face  major  ongoing  uncertainties  or
exposure to adverse business,  financial,  or economic  conditions which could lead to the obligor's  inadequate capacity to meet its financial commitment on the obligation.

B: An obligation  rated "B" are more vulnerable to nonpayment than obligations rated "BB",  but the obligor  currently has the capacity to meet its financial commitment  on  the  obligation.  Adverse  business,  financial,  or  economic conditions  will likely impair the obligor's  capacity or  willingness to meet its financial commitment on the obligation.

CCC: An obligation  rated "CCC" are currently  vulnerable to  nonpayment,  and are dependent upon favorable business,  financial, and economic conditions for the obligor to meet its financial  commitment on the obligation.  In the event of adverse business,  financial,  or economic  conditions,  the obligor is not likely  to  have  the  capacity  to  meet  its  financial  commitment  on  the obligation.

CC:   An obligation rated "CC" are currently highly vulnerable to nonpayment.

C:  Subordinated  debt or preferred stock  obligations rated "C" are currently highly  vulnerable  to  nonpayment.  The "C"  rating  may be  used to  cover a situation where a bankruptcy  petition has been filed or similar action taken, but  payments  on this  obligation  are  being  continued.  A "C" also will be assigned to a preferred  stock issue in arrears on  dividends  or sinking fund payments, but that is currently paying.

D: An obligation rated "D" are in payment default.  The "D" rating category is used when payments on an  obligation  are not made on the date due even if the applicable  grace period has not expired,  unless  Standard & Poor's  believes that such payments will be made during such grace period.  The "D" rating also will be used  upon the  filing of a  bankruptcy  petition  or the  taking of a similar action if payments on an obligation are jeopardized.

The ratings  from "AA" to "CCC" may be modified by the  addition of a plus (+)
or  minus  (-)  sign  to  show  relative  standing  within  the  major  rating categories.

c: The `c' subscript is used to provide  additional  information  to investors that the bank may terminate its  obligation to purchase  tendered bonds if the long-term  credit  rating  of the  issuer is below an  investment-grade  level and/or the issuer's bonds are deemed taxable.

p: The letter `p'  indicates  that the rating is  provisional.  A  provisional rating assumes the successful  completion of the project  financed by the debt being  rated and  indicates  that  payment  of debt  service  requirements  is largely or entirely  dependent upon the successful,  timely  completion of the project. This rating,  however,  while addressing credit quality subsequent to completion of the project,  makes no comment on the  likelihood of or the risk of default upon failure of such  completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent  upon Standard & Poor's receipt of an executed  copy of the escrow  agreement  or closing  documentation  confirming investments and cash flows.

r: The `r' highlights  derivative,  hybrid, and certain other obligations that
Standard & Poor's believes may experience high volatility or high  variability in  expected  returns  as a  result  of  noncredit  risks.  Examples  of  such obligations  are  securities  with  principal  or interest  return  indexed to
equities,   commodities,  or  currencies;   certain  swaps  and  options;  and
interest-only and principal-only  mortgage  securities.  The absence of an `r'
symbol  should not be taken as an indication  that an obligation  will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt  obligations of issuers outside the United States and its territories are rated on the same  basis as  domestic  corporate  and  municipal  issues.  The ratings  measure  the  creditworthiness  of the  obligor  but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present  commercial  bank  regulations  issued by the Comptroller of the
Currency,  bonds rated in the top four  categories  (`AAA',  `AA', `A', `BBB',
commonly  known  as  investment-grade   ratings)  generally  are  regarded  as
eligible  for bank  investment.  Also,  the laws of various  states  governing legal  investments  impose certain rating or other  standards for  obligations
eligible  for  investment  by  savings  banks,   trust  companies,   insurance
companies, and fiduciaries in general

Short-Term Issue Credit Ratings
Short-term  ratings are  generally  assigned to those  obligations  considered short-term  in the  relevant  market.  In the U.S.,  for  example,  that means obligations  with an  original  maturity  of no more  than 365  days-including commercial paper.

A-1: A short-term  obligation  rated "A-1" is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial  commitment on the  obligation  is strong.  Within this  category,  certain  obligations  are designated  with a plus sign (+). This indicates  that the obligor's  capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term  obligation  rated "A-2" is somewhat more susceptible to the adverse  effects of changes in  circumstances  and  economic  conditions  than obligations in higher rating  categories.  However,  the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  A  short-term   obligation  rated  "A-3"  exhibits  adequate  protection
parameters.  However,  adverse economic  conditions or changing  circumstances are more  likely to lead to a  weakened  capacity  of the  obligor to meet its financial commitment on the obligation.

B: A  short-term  obligation  rated  "B" is  regarded  as  having  significant speculative  characteristics.  The obligor  currently has the capacity to meet its financial  commitment on the obligation;  however,  it faces major ongoing uncertainties  which could lead to the obligor's  inadequate  capacity to meet its financial commitment on the obligation.

C: A short-term  obligation  rated "C" is currently  vulnerable  to nonpayment and is dependent upon favorable business,  financial,  and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term  obligation  rated "D" is in payment  default.  The "D" rating category is used when payments on an  obligation  are not made on the date due even if the applicable grace period has not expired,  unless Standard & Poor's believes that such  payments  will be made during such grace  period.  The "D"
rating  also will be used  upon the  filing of a  bankruptcy  petition  or the taking of a similar action if payments on an obligation are jeopardized.

Notes:
A Standard & Poor's  note rating  reflects  the  liquidity  factors and market access  risks  unique to notes.  Notes due in three  years or less will likely receive a note  rating.  Notes  maturing  beyond  three years will most likely receive a  long-term  debt  rating.  The  following  criteria  will be used in making that assessment:
o     Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will
      be treated as a note; and
o     Source of payment-the more dependent the issue is on the market for its refinancing, the more likely
      it will be treated as a note.

SP-1:  Strong  capacity to pay principal  and  interest.  An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2:   Satisfactory  capacity  to  pay  principal  and  interest,  with  some vulnerability  to adverse  financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International  credit ratings assess the capacity to meet foreign  currency or local  currency  commitments.  Both "foreign  currency"  and "local  currency"
ratings are internationally comparable assessments.  The local currency rating measures the  probability  of payment  within the relevant  sovereign  state's currency and jurisdiction  and therefore,  unlike the foreign currency rating, does  not  take  account  of the  possibility  of  foreign  exchange  controls limiting transfer into foreign currency.

International Long-Term Credit Ratings
The following  ratings scale  applies to foreign  currency and local  currency ratings.

Investment Grade:

AAA:  Highest Credit Quality.  "AAA" ratings denote the lowest  expectation of credit  risk.  They  are  assigned  only in the case of  exceptionally  strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit  Quality.  "AA" ratings denote a very low  expectation of credit  risk.  They  indicate a very  strong  capacity  for timely  payment of financial  commitments.  This  capacity  is not  significantly  vulnerable  to foreseeable events.

A: High Credit  Quality.  "A" ratings denote a low expectation of credit risk.
The  capacity  for  timely  payment of  financial  commitments  is  considered strong.  This capacity  may,  nevertheless,  be more  vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit  Quality.  "BBB"  ratings  indicate that there is currently a low  expectation  of credit risk. The capacity for timely payment of financial commitments is considered  adequate,  but adverse changes in circumstances and in economic  conditions are more likely to impair this  capacity.  This is the lowest investment-grade category.

Speculative Grade:

BB:  Speculative.  "BB" ratings indicate that there is a possibility of credit risk  developing,  particularly as the result of adverse  economic change over time.  However,  business or financial  alternatives may be available to allow financial  commitments  to be met.  Securities  rated in this category are not investment grade.

B: Highly  Speculative.  "B" ratings indicate that significant  credit risk is present,  but a limited margin of safety  remains.  Financial  commitments are currently  being met.  However,  capacity for continued  payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High  Default  Risk.  Default is a real  possibility.  Capacity for meeting  financial  commitments  is solely reliant upon  sustained,  favorable business or economic  developments.  A "CC" rating  indicates  that default of some kind appears probable. "C" ratings signal imminent default.

DDD,  DD, and D:  Default.  The ratings of  obligations  in this  category are based  on  their  prospects  for  achieving  partial  or  full  recovery  in a reorganization  or liquidation of the obligor.  While expected recovery values are  highly  speculative  and  cannot be  estimated  with any  precision,  the following  serve as general  guidelines.  "DDD"  obligations  have the highest potential for recovery,  around  90%-100% of  outstanding  amounts and accrued interest.  "DD" indicates  potential  recoveries in the range of 50%-90%,  and
"D" the lowest recovery potential, i.e., below 50%.

Entities  rated  in this  category  have  defaulted  on  some or all of  their obligations.  Entities rated "DDD" have the highest prospect for resumption of performance  or continued  operation  with or without a formal  reorganization process.  Entities  rated  "DD"  and "D" are  generally  undergoing  a  formal reorganization or liquidation process;  those rated "DD" are likely to satisfy a higher portion of their  outstanding  obligations,  while entities rated "D"
have a poor prospect for repaying all obligations.
Plus (+) and  minus (-) signs  may be  appended  to a rating  symbol to denote relative status within the major rating  categories.  Plus and minus signs are not  added  to  the  "AAA"  category  or to  categories  below  "CCC,"  nor to short-term ratings other than "F1" (see below).

International Short-Term Credit Ratings
The following  ratings scale  applies to foreign  currency and local  currency ratings.  A  short-term  rating has a time  horizon of less than 12 months for most  obligations,  or up to three years for U.S.  public finance  securities, and thus places greater emphasis on the liquidity  necessary to meet financial commitments in a timely manner.

F1:  Highest  credit  quality.   Strongest  capacity  for  timely  payment  of
financial  commitments.  May have an added  "+" to  denote  any  exceptionally strong credit feature.

F2:  Good  credit  quality.  A  satisfactory  capacity  for timely  payment of financial  commitments,  but the  margin  of  safety is not as great as in the case of higher ratings.

F3: Fair credit quality.  Capacity for timely payment of financial commitments is adequate.  However,  near-term  adverse changes could result in a reduction to non-investment grade.

B: Speculative.  Minimal capacity for timely payment of financial commitments, plus  vulnerability  to near-term  adverse  changes in financial  and economic conditions.

C: High  default  risk.  Default is a real  possibility.  Capacity for meeting financial  commitments is solely reliant upon a sustained,  favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

Dominion Bond Rating Service Limited ("DBRS")

R-1: Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an
"R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating. Short term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which DBRS has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection. Short term debt rated "R-1
(low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2: Short term debt rated "R-2" is of adequate credit quality and within the three subset grades (high, middle, low), debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2"
classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as the "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

                                  Appendix B

             INDUSTRY CLASSIFICATIONS (Oppenheimer Money Fund/VA)

Aerospace & Defense                 Industrial Conglomerates
Air Freight & Couriers              Insurance
Airlines                            Internet & Catalog Retail
Asset Backed Securities             Internet & Software & Services
Auto Components                     IT Services
Automobiles                         Leasing & Factoring
Beverages                           Leisure Equipment & Products
Biotechnology                       Machinery
Broker-Dealer                       Marine
Building Products                   Media
Capital Markets                     Metals & Mining
Chemicals                           Multiline Retail
Commercial Banks                    Multi-Utilities
Commercial Finance                  Municipal
Commercial Services & Supplies      Office Electronics
Communications Equipment            Oil & Gas
Computers & Peripherals             Paper & Forest Products
Construction & Engineering          Personal Products
Construction Materials              Pharmaceuticals
Consulting & Services               Real Estate
Consumer Finance                    Repurchase Agreements
Containers & Packaging              Road & Rail
Distributors                        Semiconductor and Semiconductor Equipment
Diversified Financial Services      Software
Diversified Telecommunication       Special Purpose Financial
Services
Electric Utilities                  Specialty Retail
Electrical Equipment                Textiles, Apparel & Luxury Goods
Electronic Equipment & Instruments  Thrifts & Mortgage Finance
Energy Equipment & Services         Tobacco
Food & Drug Retailing               Trading Companies & Distributors
Food Products                       Transportation Infrastructure
Foreign Government                  U.S. Government Agencies-Full Faith and Credit
Gas Utilities                       U.S. Government Agencies-Government Sponsored
                                    Enterprises
Health Care Equipment & Supplies    U.S. Government Instrumentalities
Health Care Providers & Services    U.S. Government Obligations
Hotels Restaurants & Leisure        Water Utilities
Household Durables                  Wireless Transportation Services
Household Products

                                  Appendix C

    INDUSTRY CLASSIFICATIONS (all Funds except Oppenheimer Money Fund/VA)

Aerospace & Defense                 Household Products
Air Freight & Couriers              Industrial Conglomerates
Airlines                            Insurance
Auto Components                     Internet & Catalog Retail
Automobiles                         Internet Software & Services
Beverages                           IT Services
Biotechnology                       Leisure Equipment & Products
Building Products                   Machinery
Chemicals                           Marine
Consumer Finance                    Media
Commercial Banks                    Metals & Mining
Commercial Services & Supplies      Multiline Retail
Communications Equipment            Multi-Utilities
Computers & Peripherals             Office Electronics
Construction & Engineering          Oil & Gas
Construction Materials              Paper & Forest Products
Containers & Packaging              Personal Products
Distributors                        Pharmaceuticals
Diversified Financial Services      Real Estate
Diversified Telecommunication       Road & Rail
Services
Electric Utilities                  Semiconductors and Semiconductor
                                    Equipment
Electrical Equipment                Software
Electronic Equipment & Instruments  Specialty Retail
Energy Equipment & Services         Textiles, Apparel & Luxury Goods
Food & Staples Retailing            Thrifts & Mortgage Finance
Food Products                       Tobacco
Gas Utilities                       Trading Companies & Distributors
Health Care Equipment & Supplies    Transportation Infrastructure
Health Care Providers & Services    Water Utilities
Hotels Restaurants & Leisure        Wireless Telecommunication Services
Household Durables

                                  Appendix D

Major Shareholders. As of March 30, 2007 the total number of shares outstanding, and the number of shares and approximate percentage of Fund shares held of record by separate accounts of the following insurance companies (and their respective subsidiaries) and by OppenheimerFunds, Inc.
("OFI") were as follows. ["*" indicates less than 5% of the outstanding shares of that fund or class]:

Oppenheimer Variable Account
Funds                                                                         Allstate    Allstate
(consisting of 11 separate      Total Shares             Allmerica  Allstate     Life       Life
Funds)                          in the fund    Allianz  Financial  Financial    of NY     Ins. Co.
Balanced Fund/VA                26,386,379.572   *          *          *          *           *
Non-Service Shares

Balanced Fund/VA                6,863,582.772    *      654,877.240    *      480,029.5012,649,324.479
Service Shares
                                                             9.54%                 6.99%      38.60%
Capital Appreciation Fund/VA    37,466,512.586   *          *          *          *           *
Non-Service Shares

Capital Appreciation Fund/VA    11,335,077.973   *          *          *          *      1,896,694.924
Service Shares
                                                                                              16.73%
Core Bond Fund/VA               33,366,325.340   *          *          *          *           *
Non-Service Shares

Core Bond Fund/VA               4,712,120.576    *          *          *      784,778.4093,792,044.576
Service Shares
                                                                                  16.65%      80.47%
Global Securities Fund/VA       65,122,001.196,937,395.630  *          *          *           *
Non-Service Shares
                                                 10.65%
Global Securities Fund/VA       30,801,340.654   *          *          *          *           *
Service Shares

Global Securities Fund/VA       11,198,331.560   *          *          *          *           *
Class 3 shares

Global Securities Fund/VA       3,368,200.120    *          *          *          *           *
Class 4 shares

High Income Fund/VA             43,568,899.064,324,561.082  *          *          *           *
Non-Service Shares
                                                  9.93%
High Income/VA                  21,883,637.220   *      2,416,609.996  *      1,279,651.85,029,686.969
Service Shares
                                                            11.04%                 5.85%      22.98%
Main Street Fund/VA             41,004,160.056,547,833.710  *          *          *           *
Non-Service Shares
                                                 15.97%
Main Street Fund/VA             48,602,143.847   *          *          *          *      4,810,959.892
Service Shares
                                                                                               9.90%
Main Street Small Cap Fund/VA   4,720,668.930    *          *      245,690.341    *           *
Non-Service Shares
                                                                        5.20%
Main Street Small Cap Fund/VA   37,536,948.941   *          *          *          *      2,933,068.662
Service Shares
                                                                                               7.81%
MidCap Fund/VA                  19,944,361.644   *          *          *          *           *
Non-Service Shares

MidCap Fund/VA                   934,071.231     *          *          *      79,040.414 434,452.451
Service Shares
                                                                                   8.46%      46.51%
Money Fund/VA                   181,560,646.780  *          *          *          *           *
Non-Service Shares

Strategic Bond Fund/VA          121,428,811.020  *          *          *          *           *
Non-Service Shares

Strategic Bond Fund/VA          308,717,715.899  *          *          *          *      25,828,598.880
Service Shares
                                                                                               8.37%
Value Fund/VA                        *           *          *          *          *           *
Non-Service Shares

Value Fund/VA                    117,162.262     *          *          *          *           *
Service Shares

Oppenheimer Variable Account                                                 Hartford
Funds                                                             Hartford   Life
(consisting of 11 separate      American                            Life     Insurance
Funds)                          Express       Cuna        GE       Annuity      Co.       IDS Life
Balanced Fund/VA                   *           *      4,051,852.789   *          *           *
Non-Service Shares
                                                          15.36%
Balanced Fund/VA                   *           *      2,735,870.995   *          *           *
Service Shares
                                                          39.86%
Capital Appreciation Fund/VA       *           *      2,734,624.301   *          *           *
Non-Service Shares
                                                           7.30%
Capital Appreciation Fund/VA  1,589,218.536    *          *      850,522.800 1,824,599.406   *
Service Shares
                                    14.02%                             7.50%     16.10%
Core Bond Fund/VA                  *           *      5,593,111.158   *          *           *
Non-Service Shares
                                                          16.76%
Core Bond Fund/VA                  *           *          *           *          *           *
Service Shares

Global Securities Fund/VA          *           *          *           *          *           *
Non-Service Shares

Global Securities Fund/VA          *           *      3,824,043.23,969,730.277,077,989.85,292,058.188
Service Shares
                                                          12.42%      12.89%     22.98%       17.18%
Global Securities Fund/VA          *           *          *           *          *           *
Class 3 shares

Global Securities Fund/VA          *           *          *           *          *           *
Class 4 shares

High Income Fund/VA                *       2,523,623.47,575,205.299   *          *           *
Non-Service Shares
                                                5.79%     17.39%
High Income/VA                     *           *          *           *          *           *
Service Shares

Main Street Fund/VA                *           *          *           *          *           *
Non-Service Shares

Main Street Fund/VA                *           *      3,754,943.684   *          *           *
Service Shares
                                                           7.73%
Main Street Small Cap Fund/VA      *           *          *           *          *           *
Non-Service Shares

Main Street Small Cap Fund/VA      *           *      2,258,164.53,158,867.277,720,707.66,588,835.061
Service Shares
                                                           6.02%       8.42%     20.57%       17.55%
MidCap Fund/VA                     *           *      1,518,591.020   *          *           *
Non-Service Shares
                                                           7.61%
MidCap Fund/VA                     *           *      112,027.602     *      79,184.998      *
Service Shares
                                                          11.99%                  8.48%
Money Fund/VA                      *           *          *           *          *           *
Non-Service Shares

Strategic Bond Fund/VA             *           *          *           *          *           *
Non-Service Shares

Strategic Bond Fund/VA        36,219,949.817   *          *           *          *      215,438,368.881
Service Shares
                                    11.73%                                                    69.78%
Value Fund/VA                      *           *          *           *          *           *
Non-Service Shares

Value Fund/VA                      *           *          *           *          *        91,561.289
Service Shares
                                                                                              78.15%

       Oppenheimer Variable
       Account Funds
       (consisting of 11                       Lincoln       Mass       Merrill    Minnesota
       separate Funds)                ING      Benefit      Mutual       Lynch       Life     Nationwide
       Balanced Fund/VA                *          *      9,429,196.7042,282,873.974    *      9,327,394.579
       Non-Service Shares
                                                               35.74%       8.65%                  35.35%
       Balanced Fund/VA                *          *           *            *           *           *
       Service Shares

       Capital Appreciation                                                                               97
       Fund/VA
       Non-Service Shares              *          *      15,169,642.379    *           *      15,003,787.5
                                                               40.49%                              40.05%
       Capital Appreciation                                                                               1
       Fund/VA
       Service Shares                  *          *           *            *           *      2,038,926.45
                                                                                                   17.99%
       Core Bond Fund/VA               *          *      13,765,244.523    *           *      12,081,171.579
       Non-Service Shares
                                                               41.25%                              36.21%
       Core Bond Fund/VA               *          *           *            *           *           *
       Service Shares

       Global Securities Fund/VA       *          *      35,445,928.296    *           *      18,018,362.840
       Non-Service Shares
                                                               54.43%                              27.67%
       Global Securities Fund/VA       *          *           *            *           *           *
       Service Shares

       Global Securities Fund/VA       *          *           *            *           *      11,198,331.560
       Class 3 shares
                                                                                                  100.00%
       Global Securities Fund/VA       *          *           *            *           *      3,368,200.120
       Class 4 shares
                                                                                                  100.00%
       High Income Fund/VA             *          *      21,669,417.509    *           *      2,719,916.842
       Non-Service Shares
                                                               49.74%                               6.24%
       High Income/VA                  *          *           *            *      5,638,037.415,449,461.450
       Service Shares
                                                                                       25.76%      24.90%
       Main Street Fund/VA             *          *      11,889,182.063    *           *      16,731,586.643
       Non-Service Shares
                                                               29.00%                              40.80%
       Main Street Fund/VA             *          *           *            *           *      11,220,915.162
       Service Shares
                                                                                                   23.09%
       Main Street Small Cap                                                                              2
       Fund/VA
       Non-Service Shares         1,272,230.904   *       782,751.823      *           *      1,482,393.68
                                       26.95%                  16.58%                              31.40%
       Main Street Small Cap                                                                              1
       Fund/VA
       Service Shares                  *      4,083,363.654   *            *           *      5,078,602.72
                                                  10.88%                                           13.53%
       MidCap Fund/VA                  *          *      13,031,346.035    *           *      4,568,162.806
       Non-Service Shares
                                                               65.34%                              22.90%
       MidCap Fund/VA                  *      73,521.711      *            *           *           *
       Service Shares
                                                   7.87%
       Money Fund/VA                   *          *      145,911,327.611,835,126.360   *           *
       Non-Service Shares
                                                               80.37%       6.52%

       Strategic Bond Fund/VA          *          *      102,441,949.528   *           *           *
       Non-Service Shares
                                                               84.36%
       Strategic Bond Fund/VA          *          *           *            *           *           *
       Service Shares

       Value Fund/VA                   *          *           *            *           *           *
       Non-Service Shares

       Value Fund/VA                   *          *           *            *           *           *
       Service Shares

 Oppenheimer Variable
 Account Funds
 (consisting of 11                                   SunLife    IDS Life of
 separate Funds)            Protective  Prudential  Financial        NY
Balanced Fund/VA                 *          *           *            *
Non-Service Shares

Balanced Fund/VA                 *          *           *            *
Service Shares

Capital Appreciation
Fund/VA
Non-Service Shares               *          *           *            *

Capital Appreciation
Fund/VA
Service Shares                   *          *     1,029,272.618      *
                                                      9.08%
Core Bond Fund/VA                *          *           *            *
Non-Service Shares

Core Bond Fund/VA                *          *           *            *
Service Shares

Global Securities Fund/VA        *          *           *            *
Non-Service Shares

Global Securities Fund/VA        *          *           *            *
Service Shares

Global Securities Fund/VA        *          *           *            *
Class 3 shares

Global Securities Fund/VA        *          *           *            *
Class 4 shares

High Income Fund/VA              *          *           *            *
Non-Service Shares

High Income/VA                   *          *           *            *
Service Shares

Main Street Fund/VA         2,109,038.339   *           *            *
Non-Service Shares
                               5.14%
Main Street Fund/VA              *          *     24,041,005.446     *
Service Shares
                                                     49.46%
Main Street Small Cap
Fund/VA
Non-Service Shares               *          *           *            *

Main Street Small Cap
Fund/VA
Service Shares                   *          *           *            *

MidCap Fund/VA                   *          *           *            *
Non-Service Shares

MidCap Fund/VA                   *      66,473.671      *            *
Service Shares
                                          7.12%
Money Fund/VA               23,627,318.720  *           *            *
Non-Service Shares
                              13.01%
Strategic Bond Fund/VA      12,842,544.009  *           *            *
Non-Service Shares
                              10.58%
Strategic Bond Fund/VA           *          *           *            *
Service Shares

Value Fund/VA                    *          *           *        25,600.973
Non-Service Shares
                                                                      21.85%
Value Fund/VA                    *          *           *            *
Service Shares

Oppenheimer Variable Account Funds

Internet Website:
  www.oppenheimerfunds.com

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.981.2871

Custodian Bank
      JPMorgan Chase Bank
      4 Chase Metro Tech Center
      Brooklyn, New York 11245

Independent Registered Public Accounting Firm
      Deloitte & Touche LLP
      555 Seventeenth Street
      Denver, Colorado 80202

Counsel to the Funds
      Myer, Swanson, Adams & Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202

Counsel to the Independent Trustees
   Bell, Boyd & Lloyd LLC
   70 West Madison Street, Suite 3100
   Chicago, Illinois 60602

PX0610.001.0507